                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[x] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                       TURNER BROADCASTING SYSTEM, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[x] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                       TURNER BROADCASTING SYSTEM, INC.

                                                              September 6, 1996

Dear Shareholder:

  You are cordially invited to attend a Special Meeting of Shareholders (the "TBS Meeting") of Turner Broadcasting System, Inc. ("TBS") to be held on October 10, 1996 at 2:00 p.m., local time, at the Time & Life Building, 1271 Avenue of the Americas, New York, New York 10020.

  At the TBS Meeting you will be considering and voting upon a matter of great importance to TBS: the combination of TBS and Time Warner Inc. ("Time Warner"), which will create the largest media and entertainment company in the world. In this merger, TBS and Time Warner will each become a wholly owned subsidiary of a new holding company that will be renamed "Time Warner Inc." ("New Time Warner").

  If the transaction is approved by the shareholders of TBS and the stockholders of Time Warner, and is effected, each outstanding share of TBS Class A Common Stock and TBS Class B Common Stock will be converted into the right to receive 0.75 of a share of common stock of New Time Warner ("New Time Warner Common Stock") and each outstanding share of TBS Class C Convertible Preferred Stock (each of which is convertible into six shares of TBS Class B Common Stock) will be converted into the right to receive 4.80 shares of New Time Warner Common Stock. Each outstanding share of common stock of Time Warner will be converted into one share of New Time Warner Common Stock and each outstanding share of each series of preferred stock of Time Warner will be converted into one share of a substantially identical series of preferred stock of New Time Warner.

  The attached Joint Proxy Statement/Prospectus provides you with detailed information regarding the transaction. I urge you to read it carefully.

  Your Board of Directors (with certain directors not present or abstaining on the basis that they were interested directors with respect to the transaction) has unanimously approved the transaction and has determined that the transaction is fair to and in the best interests of TBS and its shareholders, and recommends that all TBS shareholders vote for the approval of the transaction.

  Whether or not you are personally able to attend the TBS Meeting, please complete, sign, date and return the enclosed proxy card as soon as possible. This action will not limit the right of any record holder who desires to attend the TBS Meeting to vote in person at the TBS Meeting.

                                          Very truly yours,

                                          R.E. Turner
                                          Chairman of the Board and President

                       TURNER BROADCASTING SYSTEM, INC.
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                               OCTOBER 10, 1996

  A Special Meeting of Shareholders (the "TBS Meeting") of Turner Broadcasting System, Inc. ("TBS") will be held at the Time & Life Building, 1271 Avenue of the Americas, New York, New York 10020, on October 10, 1996, commencing at 2:00 p.m., local time, for the following purposes:

    1. To consider and vote upon a proposal (the "TBS Merger Proposal") to approve an Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995, as amended as of August 8, 1996 (as so amended, the "Merger Agreement"), among Time Warner Inc. ("Time Warner"), TBS, TW Inc., currently a wholly owned subsidiary of Time Warner ("New Time Warner"), Time Warner Acquisition Corp., a wholly owned subsidiary of New Time Warner ("TW Merger Corp."), and TW Acquisition Corp., a wholly owned subsidiary of New Time Warner ("TBS Merger Corp."). The Merger Agreement provides, among other things, for the following transactions:

      (a) the merger of TBS Merger Corp. into TBS (the "TBS Merger"), in which each share of Class A Common Stock, par value $.0625 per share, of TBS ("TBS Class A Common Stock") and each share of Class B Common Stock, par value $.0625 per share, of TBS ("TBS Class B Common Stock" and, together with the TBS Class A Common Stock, "TBS Common Stock") outstanding immediately prior to the effective time of the TBS Merger, other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and shares with respect to which dissenters' rights are properly exercised, will be converted into the right to receive 0.75 of a share of Common Stock, par value $.01 per share, of New Time Warner ("New Time Warner Common Stock"), and each share of Class C Convertible Preferred Stock, par value $.125 per share, of TBS ("TBS Class C Preferred Stock" and, together with TBS Common Stock, "TBS Capital Stock") outstanding immediately prior to the effective time of the TBS Merger, other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and shares with respect to which dissenters' rights are properly exercised, will be converted into the right to receive 4.80 shares of New Time Warner Common Stock; and

      (b) the merger of TW Merger Corp. into Time Warner (the "Time Warner Merger" and, together with the TBS Merger, the "Mergers"), in which each share of Common Stock, par value $1.00 per share, of Time Warner outstanding immediately prior to the effective time of such merger, other than shares held directly or indirectly by Time Warner, will be converted into one share of New Time Warner Common Stock, and each outstanding share of each series of preferred stock of Time Warner, other than shares held directly or indirectly by Time Warner and shares with respect to which appraisal rights are properly exercised, will be converted into one share of a substantially identical series of preferred stock of New Time Warner.

    The transactions contemplated by the Merger Agreement are referred to herein as the "Transaction." As a result of the Transaction, Time Warner and TBS will each become a wholly owned subsidiary of New Time Warner. Upon consummation of the Mergers, New Time Warner will be renamed "Time Warner Inc."

    2. To consider and transact such other business as may properly come before the TBS Meeting or any adjournment or postponement thereof.

  Only holders of record of shares of TBS Class A Common Stock, TBS Class B Common Stock and TBS Class C Preferred Stock at the close of business on August 26, 1996, the record date for the TBS Meeting fixed by the TBS Board of Directors, are entitled to notice of and to vote at the TBS Meeting and any adjournment or postponement thereof. A list of such shareholders will be available for inspection by any shareholder of TBS at the TBS Meeting.

  Approval of the TBS Merger Proposal by the holders of TBS Capital Stock requires the affirmative vote of (a) a majority of the voting power of the outstanding shares of TBS Capital Stock, voting together as a single group,
(b) a majority of the voting power of the outstanding shares of TBS Common Stock, voting together as a single group, and (c) a majority of the outstanding shares of TBS Class C Preferred Stock, voting as a separate class.

  MR. TURNER, TIME WARNER AND LIBERTY MEDIA CORPORATION HAVE AGREED, SUBJECT TO THE SATISFACTION OR WAIVER OF CERTAIN CONDITIONS, TO VOTE OR CAUSE TO BE VOTED ALL SHARES OF TBS CAPITAL STOCK OWNED BY THEM AND CERTAIN OF THEIR AFFILIATES IN FAVOR OF THE TBS MERGER PROPOSAL. ACCORDINGLY (ASSUMING THE SATISFACTION OR WAIVER OF SUCH CONDITIONS), APPROVAL OF THE TBS MERGER PROPOSAL BY TBS SHAREHOLDERS IS ASSURED, REGARDLESS OF THE VOTE OF ANY OTHER SHAREHOLDER OF TBS.

  Holders of TBS Capital Stock who do not vote in favor of the TBS Merger Proposal and who otherwise comply with the provisions of Article 13 of the Georgia Business Corporation Code (the "GBCC") are entitled to assert dissenters' rights and to obtain payment of the fair value of their shares if the Transaction is consummated. A summary of the provisions of Article 13 of the GBCC, including a summary of the requirements with which shareholders desiring to dissent must comply, is contained in the accompanying Joint Proxy Statement/Prospectus under the heading "The Transaction--Appraisal and Dissenters' Rights." The entire text of Article 13 of the GBCC is attached as Appendix D-2 to the Joint Proxy Statement/Prospectus.

  The Transaction is of great importance to TBS and its shareholders. The accompanying Joint Proxy Statement/Prospectus describes the Transaction in detail. Please read the Joint Proxy Statement/Prospectus carefully and then complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

  Your prompt response will be appreciated. If you plan to attend the TBS Meeting and your shares are held in the name of a broker or other nominee, please bring a proxy or letter from the broker or nominee confirming your ownership of shares. Only TBS shareholders and their proxies and invited guests of TBS will be admitted to the TBS Meeting.

                                          By Order of the Board of Directors

                                          Steven W. Korn
                                          Secretary

Atlanta, Georgia
September 6, 1996

                                   IMPORTANT

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE TBS MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ARE ABLE TO ATTEND THE TBS MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

          DO NOT SEND IN ANY STOCK CERTIFICATES WITH YOUR PROXY CARD.

TIME WARNER INC.                                            TURNER BROADCASTING
                                                        SYSTEM, INC.

                             JOINT PROXY STATEMENT
                           FOR A SPECIAL MEETING OF
                       STOCKHOLDERS OF TIME WARNER INC.
                        TO BE HELD ON OCTOBER 10, 1996
                                      AND
                           FOR A SPECIAL MEETING OF
               SHAREHOLDERS OF TURNER BROADCASTING SYSTEM, INC.
                        TO BE HELD ON OCTOBER 10, 1996
                               ---------------
                                    TW INC.
    (TO BE RENAMED "TIME WARNER INC." UPON CONSUMMATION OF THE TRANSACTIONS
                               DESCRIBED HEREIN)

                                  PROSPECTUS
                               ---------------
  An index and glossary of capitalized terms used in this Joint Proxy Statement/Prospectus is attached hereto as Schedule 1.
                               ---------------
  This Joint Proxy Statement/Prospectus is being furnished to holders of Common Stock, par value $1.00 per share ("Time Warner Common Stock"), and Preferred Stock, par value $1.00 per share ("Time Warner Preferred Stock" and, together with the Time Warner Common Stock, "Time Warner Capital Stock"), of Time Warner Inc., a Delaware corporation ("Time Warner"), in connection with the solicitation of proxies by the Board of Directors of Time Warner (the "Time Warner Board") for use at the Special Meeting of Stockholders of Time Warner to be held on October 10, 1996, or any adjournment or postponement thereof (the "Time Warner Meeting").

  This Joint Proxy Statement/Prospectus is also being furnished to holders of Class A Common Stock, par value $.0625 per share ("TBS Class A Common Stock"), Class B Common Stock, par value $.0625 per share ("TBS Class B Common Stock" and, together with the TBS Class A Common Stock, "TBS Common Stock"), and Class C Convertible Preferred Stock, par value $.125 per share ("TBS Class C Preferred Stock" and, together with the TBS Common Stock, "TBS Capital Stock"), of Turner Broadcasting System, Inc., a Georgia corporation ("TBS"), in connection with the solicitation of proxies by the Board of Directors of TBS (the "TBS Board") for use at the Special Meeting of Shareholders of TBS to be held on October 10, 1996, or any adjournment or postponement thereof (the "TBS Meeting" and, together with the Time Warner Meeting, the "Special Meetings").

  The Time Warner Meeting has been called to consider and vote upon a proposal (the "TW Merger Proposal") to approve and adopt an Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995, as amended as of August 8, 1996 (as so amended, the "Merger Agreement"), among Time Warner, TBS, TW Inc., a Delaware corporation and currently a wholly owned subsidiary of Time Warner ("New Time Warner"), Time Warner Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of New Time Warner ("TW Merger Corp."), and TW Acquisition Corp., a Georgia corporation and a wholly owned subsidiary of New Time Warner ("TBS Merger Corp.").

  The TBS Meeting has been called to consider and vote upon a proposal (the "TBS Merger Proposal") to approve the Merger Agreement.

  As a result of the transactions contemplated by the Merger Agreement, Time Warner and TBS will each become a wholly owned subsidiary of New Time Warner.

  THE SECURITIES TO BE ISSUED PURSUANT TO THIS JOINT PROXY STATEMENT/PROSPECTUS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINALOFFENSE.

  This Joint Proxy Statement/Prospectus and accompanying forms of proxy and voting instructions are first being mailed to the stockholders of Time Warner and the shareholders of TBS on or about September 9, 1996.

    The date of this Joint Proxy Statement/Prospectus is September 6, 1996.

  The Merger Agreement contemplates, among other things, that TW Merger Corp. will be merged into Time Warner (the "Time Warner Merger") and TBS Merger Corp. will be merged into TBS (the "TBS Merger" and, together with the Time Warner Merger, the "Mergers"), with the result that (a) Time Warner and TBS will each become a wholly owned subsidiary of New Time Warner, (b) each outstanding share of Time Warner Common Stock, other than shares held directly or indirectly by Time Warner, will be converted into one share of Common Stock, par value $.01 per share, of New Time Warner ("New Time Warner Common Stock"), (c) each outstanding share of each series of Time Warner Preferred Stock, other than shares held directly or indirectly by Time Warner and shares with respect to which appraisal rights are properly exercised, will be converted into one share of a substantially identical series of Preferred Stock, par value $.10 per share, of New Time Warner ("New Time Warner Preferred Stock"), (d) each outstanding share of TBS Common Stock, other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and shares with respect to which dissenters' rights are properly exercised, will be converted into the right to receive 0.75 of a share of New Time Warner Common Stock and (e) each outstanding share of TBS Class C Preferred Stock, other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and shares with respect to which dissenters' rights are properly exercised, will be converted into the right to receive 4.80 shares of New Time Warner Common Stock. Following consummation of the Mergers, New Time Warner will be renamed "Time Warner Inc." The transactions contemplated by the Merger Agreement are referred to herein as the "Transaction."

  It is currently expected that prior to the consummation of the Mergers, New Time Warner will adopt a stockholder rights agreement (the "New Time Warner Rights Agreement"), which will be the same as Time Warner's existing stockholder rights agreement (the "Existing Rights Agreement"), with the exception of certain amendments as described herein. See "Certain Related Agreements--Rights Amendment" and "Description of New Time Warner Capital Stock--New Time Warner Rights Agreement; New Time Warner Series A Preferred Stock." If New Time Warner adopts the New Time Warner Rights Agreement, each share of New Time Warner Common Stock issued in connection with the Mergers will be accompanied by one preferred stock purchase right (a "New Time Warner Right").

  This Joint Proxy Statement/Prospectus constitutes the prospectus of New Time Warner with respect to (a) the shares of New Time Warner Common Stock (and any New Time Warner Rights) that will be issued to (i) holders of outstanding shares of Time Warner Common Stock upon consummation of the Time Warner Merger and (ii) holders of outstanding shares of TBS Capital Stock upon consummation of the TBS Merger, (b) the shares of New Time Warner Preferred Stock that will be issued to holders of outstanding shares of Time Warner Preferred Stock upon consummation of the Time Warner Merger and (c) the shares of New Time Warner Common Stock (and any New Time Warner Rights) issuable upon conversion of certain of such shares of New Time Warner Preferred Stock and conversion or exercise of certain convertible debt securities and options. See "The Merger Agreement--Conversion of Time Warner Capital Stock" and "--Conversion of TBS Capital Stock." The capital stock of New Time Warner is referred to collectively herein as "New Time Warner Capital Stock."

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS JOINT PROXY STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS JOINT PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THOSE TO WHICH IT RELATES OR AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT/PROSPECTUS NOR THE SALE OF ANY SECURITIES HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF TIME WARNER OR TBS SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                             AVAILABLE INFORMATION

  Time Warner and TBS are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 and at the following Regional Offices of the Commission: 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 at prescribed rates. The Time Warner Common Stock is listed on the New York Stock Exchange, Inc. (the "NYSE") and the Pacific Stock Exchange, Inc. (the "PSE"), and such material relating to Time Warner may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005, and at the offices of the PSE, 115 Sansome Street, 2nd Floor, San Francisco, California 94104. The TBS Common Stock is listed on the American Stock Exchange, Inc. (the "AMEX"), and such material relating to TBS may also be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006. After consummation of the Transaction, Time Warner and TBS may no longer file reports, proxy statements or other information with the Commission. Instead, such information would be provided, to the extent required, in filings made by New Time Warner.

  New Time Warner has filed with the Commission a registration statement on Form S-4 (together with all amendments, exhibits and schedules thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to (a) the shares of New Time Warner Common Stock (and any New Time Warner Rights) that will be issued to holders of Time Warner Common Stock and to holders of TBS Capital Stock in connection with the Transaction, (b) the shares of New Time Warner Preferred Stock that will be issued to holders of Time Warner Preferred Stock in connection with the Transaction and (c) the shares of New Time Warner Common Stock (and any New Time Warner Rights) issuable upon conversion of certain of such shares of New Time Warner Preferred Stock and conversion or exercise of certain convertible debt securities and options. See "The Merger Agreement--Conversion of Time Warner Capital Stock" and "--Conversion of TBS Capital Stock." This Joint Proxy Statement/Prospectus does not contain all of the information set forth in the Registration Statement filed by New Time Warner with the Commission, certain portions of which are omitted in accordance with the rules and regulations of the Commission. Such additional information is available for inspection and copying at the offices of the Commission. Statements contained in this Joint Proxy Statement/Prospectus or in any document incorporated into this Joint Proxy Statement/Prospectus by reference as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document, each such statement being qualified in all respects by such reference.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  The following documents previously filed by Time Warner with the Commission under the Exchange Act are incorporated herein by reference:

    (a) Time Warner's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by Time Warner's Form 10-K/A, dated June 27, 1996 (the "Time Warner Form 10-K");

    (b) Time Warner's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996 (the "Time Warner Form 10-Qs"); and

    (c) Time Warner's Current Reports on Form 8-K dated January 4, 1996, March 22, 1996, March 25, 1996, April 2, 1996, April 4, 1996, April 11,
  1996, May 15, 1996, August 6, 1996, August 14, 1996 and September 6, 1996
  (the "Time Warner Form 8-Ks" and, collectively with the Time Warner
  Form 10-K and the Time Warner Form 10-Qs, the "Time Warner Reports").

  The following documents previously filed by TBS with the Commission under the Exchange Act are incorporated herein by reference:

    (a) TBS's Annual Report on Form 10-K for the year ended December 31, 1995 (the "TBS Form 10-K");

    (b) TBS's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996 (the "TBS Form 10-Qs"); and

    (c) TBS's Current Reports on Form 8-K dated January 3, 1996, June 26, 1996 and September 6, 1996 (the "TBS Form 8-Ks" and, collectively with the TBS Form 10-K and the TBS Form 10-Qs, the "TBS Reports").

  All documents filed by Time Warner or TBS pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Joint Proxy Statement/Prospectus and prior to the Special Meetings shall be deemed to be incorporated by reference into this Joint Proxy Statement/Prospectus and to be a part hereof from the date of filing of such documents.

  Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that is or is deemed to be incorporated by reference herein) modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

  All information contained or incorporated by reference in this Joint Proxy Statement/Prospectus relating to Time Warner, New Time Warner, TW Merger Corp. and TBS Merger Corp. has been supplied by Time Warner, and all such information relating to TBS has been supplied by TBS.

  THIS JOINT PROXY STATEMENT/PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE HEREIN) ARE AVAILABLE, WITHOUT CHARGE, UPON ORAL OR WRITTEN REQUEST BY ANY PERSON TO WHOM THIS JOINT PROXY STATEMENT/PROSPECTUS HAS BEEN DELIVERED, IN THE CASE OF DOCUMENTS RELATING TO TIME WARNER, FROM TIME WARNER INC., 75 ROCKEFELLER PLAZA, NEW YORK, NEW YORK 10019, ATTENTION:
SHAREHOLDER RELATIONS DEPARTMENT; TELEPHONE NUMBER (212) 484-6971, AND IN THE CASE OF DOCUMENTS RELATING TO TBS, FROM TURNER BROADCASTING SYSTEM, INC., ONE CNN CENTER, ATLANTA, GEORGIA 30303, ATTENTION: INVESTOR RELATIONS; TELEPHONE NUMBER (404) 827-1700. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY SUCH REQUEST SHOULD BE MADE BY OCTOBER 3, 1996.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
AVAILABLE INFORMATION.....................................................   3
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...........................   4
TABLE OF CONTENTS.........................................................   5
SUMMARY...................................................................   7
THE SPECIAL MEETINGS......................................................  30
 Times and Places; Purposes...............................................  30
 Voting Rights; Votes Required for Approval...............................  30
 Proxies..................................................................  31
THE TRANSACTION...........................................................  33
 Background...............................................................  33
 Recommendation of the Time Warner Board; Time Warner's Reasons for the
  Transaction.............................................................  41
 Recommendation of the TBS Board; TBS's Reasons for the Transaction.......  44
 Opinion of Time Warner's Financial Advisor...............................  48
 Opinions of TBS's Financial Advisors.....................................  54
 Opinion of CS First Boston...............................................  54
 Opinion of Merrill Lynch.................................................  57
 Purpose and Certain Effects of the Transaction...........................  65
 Interests of Certain Persons in the Transaction..........................  65
 Federal Income Tax Consequences..........................................  69
 Accounting Treatment.....................................................  72
 Certain Fees and Expenses................................................  72
 Regulatory Approvals.....................................................  74
 Certain Litigation.......................................................  78
 Stock Exchange Listing...................................................  81
 Federal Securities Laws Consequences.....................................  81
 Appraisal and Dissenters' Rights.........................................  81
 Effect of Transaction on the
  TBS LYONs ..............................................................  87
 Effect of Transaction on Certain Outstanding Time Warner Convertible
  Securities..............................................................  87
THE MERGER AGREEMENT......................................................  88
 The Mergers..............................................................  88
 Conversion of Time Warner Capital Stock..................................  88
 Conversion of TBS Capital Stock..........................................  89
 Treatment of Options and Warrants........................................  89
 Representations and Warranties...........................................  89
 Certain Covenants........................................................  90
 Conditions to the Mergers................................................  93

                                                                           PAGE
                                                                           ----
 Termination of the Merger Agreement......................................  93
 Effects of Termination...................................................  95
TCI ARRANGEMENTS..........................................................  96
 LMC Agreement............................................................  96
 SSSI Agreement and the Distribution Contract............................. 100
 Program Agreement........................................................ 101
 Contribution and Exchange Agreement...................................... 101
 SportSouth Agreement..................................................... 101
 Sunshine Option.......................................................... 102
 PPV Output Agreement..................................................... 102
CERTAIN RELATED AGREEMENTS................................................ 103
 Rights Amendment......................................................... 103
 Support Agreement ....................................................... 104
 Investors' Agreements.................................................... 105
 Right of First Refusal Agreement......................................... 108
 Registration Rights Agreements........................................... 108
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS........... 110
BUSINESS OF TIME WARNER................................................... 117
BUSINESS OF TBS........................................................... 119
BUSINESS OF NEW TIME WARNER............................................... 120
MANAGEMENT OF NEW TIME WARNER............................................. 120
 Directors................................................................ 120
 Compensation of Directors................................................ 123
 Executive Officers....................................................... 123
 Compensation of Executive Officers....................................... 124
DESCRIPTION OF NEW TIME WARNER CAPITAL STOCK.............................. 125
 Authorized Capital Stock................................................. 125
 New Time Warner Common Stock............................................. 125
 LMC Series Common Stock.................................................. 126
 New Time Warner Rights Agreement; New Time Warner Series A Preferred
  Stock................................................................... 126
 New Time Warner Series D Preferred Stock................................. 132
 New Time Warner Series E Preferred Stock................................. 142
 New Time Warner Series F Preferred Stock................................. 144
 New Time Warner Series G Preferred Stock................................. 146
 New Time Warner Series H Preferred Stock................................. 147
 New Time Warner Series I Preferred Stock................................. 148

                                                                           PAGE
                                                                           ----
 New Time Warner Series J Preferred Stock................................  149
 New Time Warner Series M Preferred Stock................................  158
 New Time Warner Series L Preferred Stock................................  167
OWNERSHIP OF TIME WARNER AND NEW TIME WARNER CAPITAL STOCK...............  168
 Security Ownership of Directors and Executive Officers..................  168
 Security Ownership of Certain Beneficial Owners.........................  170
OWNERSHIP OF TBS CAPITAL STOCK...........................................  173
 Security Ownership of Directors and Executive Officers..................  173
 Security Ownership of Certain Beneficial Owners.........................  174
COMPARISON OF RIGHTS OF STOCKHOLDERS OF NEW TIME WARNER AND TIME WARNER..  176
COMPARISON OF RIGHTS OF STOCKHOLDERS OF NEW TIME WARNER AND SHAREHOLDERS
 OF TBS..................................................................  177
CERTAIN BUSINESS RELATIONSHIPS...........................................  186

                                                                          PAGE
                                                                          ----
SIGNIFICANT LEGISLATION AND REGULATION APPLICABLE TO BROADCASTING AND
 CABLE TELEVISION SERVICES............................................... 187
LEGAL MATTERS............................................................ 189
EXPERTS.................................................................. 189
STOCKHOLDER PROPOSALS.................................................... 190
Schedule 1--Index and Glossary of Defined
Terms
Appendix A-1(a)--Merger Agreement
Appendix A-1(b)--Amendment No. 1 to Merger Agreement
Appendix A-2--LMC Agreement
Appendix A-3--Support Agreement
Appendix B-1--Certificate of Incorporation of New Time Warner
Appendix C-1--Opinion of Morgan Stanley & Co. Incorporated
Appendix C-2--Opinion of CS First Boston Corporation
Appendix C-3--Opinion of Merrill Lynch & Co.
Appendix D-1--Section 262 of the General Corporation Law of the State of
           Delaware
Appendix D-2--Article 13 of the Georgia Business Corporation Code

                                    SUMMARY

  The following summary is intended only to highlight certain information contained elsewhere in this Joint Proxy Statement/Prospectus. This summary is not intended to be complete and is qualified in its entirety by the more detailed information contained elsewhere in this Joint Proxy Statement/Prospectus, the Appendices hereto and the documents incorporated by reference or otherwise referred to herein. Stockholders of Time Warner and shareholders of TBS are urged to review this entire Joint Proxy Statement/Prospectus carefully, including such Appendices and such other documents.

  An index and glossary of capitalized terms used in this Joint Proxy Statement/Prospectus is attached hereto as Schedule 1. References herein to the Merger Agreement prior to its amendment and restatement in November 1995, as described herein, are references to the Merger Agreement as originally executed, and references herein to the Merger Agreement following its amendment and restatement in November 1995 but prior to its amendment in August 1996, are to the Merger Agreement as amended and restated in November 1995.

INTRODUCTION AND OVERVIEW OF THE TRANSACTION

  As a result of the Mergers, Time Warner and TBS will each become a wholly owned subsidiary of New Time Warner, which will be renamed "Time Warner Inc." Former stockholders of Time Warner and former shareholders of TBS will become stockholders of New Time Warner. In the Mergers, (a) each outstanding share of Time Warner Common Stock, other than shares held directly or indirectly by Time Warner, will be converted into one share of New Time Warner Common Stock and each share of each series of Time Warner Preferred Stock, other than shares held directly or indirectly by Time Warner and shares with respect to which appraisal rights are properly exercised, will be converted into one share of a substantially identical series of New Time Warner Preferred Stock and (b) each outstanding share of TBS Common Stock will be converted into the right to receive 0.75 of a share of New Time Warner Common Stock and each outstanding share of TBS Class C Preferred Stock will be converted into the right to receive 4.80 shares of New Time Warner Common Stock (equal to 0.80 of a share for each share of TBS Class B Common Stock into which the TBS Class C Preferred Stock is convertible), in each case other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and shares with respect to which dissenters' rights are properly exercised.

  Under the Restated Articles of Incorporation of TBS (the "TBS Articles") and the Georgia Business Corporation Code (the "GBCC"), in addition to the approval of the TBS Merger by a majority of the voting power of the outstanding shares of TBS Capital Stock, voting together as a single group, and a majority of the voting power of the outstanding shares of TBS Common Stock, voting together as a single group, the TBS Merger must be approved by a majority of the outstanding shares of TBS Class C Preferred Stock, voting as a separate class. Pursuant to a Shareholders' Agreement dated as of September 22, 1995 (the "Support Agreement"), among R. E. Turner, the Chairman and President of TBS, Turner Outdoor, Inc. ("Turner Outdoor" and, together with Mr. Turner, the "Turner Shareholders") and Time Warner, the Turner Shareholders have agreed, among other things, to vote all shares of TBS Capital Stock that they are entitled to vote at the TBS Meeting in favor of the TBS Merger Proposal. Pursuant to the Second Amended and Restated LMC Agreement dated as of September 22, 1995 (the "LMC Agreement"), among Time Warner, New Time Warner, Liberty Media Corporation ("LMC"), a wholly owned subsidiary of Tele-Communications, Inc. ("TCI"), and certain subsidiaries of LMC, LMC and such subsidiaries have agreed, subject to the conditions specified in the LMC Agreement and described herein, to vote all shares of TBS Capital Stock that they are entitled to vote at the TBS Meeting in favor of the TBS Merger Proposal. As of June 30, 1996, such shares represented, in the aggregate, 81.5% of the total combined voting power of the TBS Capital Stock entitled to vote at the TBS Meeting, 80.8% of the total combined voting power of the TBS Common Stock entitled to vote at the TBS Meeting, and 88.5% of the shares of TBS Class C Preferred Stock entitled to vote at the TBS Meeting. Accordingly (assuming the satisfaction or waiver by LMC of the conditions contained in the LMC Agreement), approval of the TBS Merger Proposal is assured, regardless of the vote of any other shareholder of TBS.

  As of June 30, 1996, TCI and Time Warner were entitled to vote shares of TBS Class C Preferred Stock representing approximately 49.1% and 39.4%, respectively, of the total number of shares of TBS Class C Preferred Stock outstanding as of such date. Although the shares of TBS Class C Preferred Stock that TCI is entitled to vote constitute less than a majority of the outstanding shares of TBS Class C Preferred Stock, under an agreement entered into in June 1987 between TCI and Time Warner (see "The Transaction--Background"), Time Warner and TCI must consult and agree with each other as to the voting of all TBS Capital Stock owned by them on all matters presented to a vote of holders of shares of TBS Capital Stock (other than the election of directors, which is separately addressed by such agreement), and Time Warner and TCI must vote their shares of TBS Capital Stock in accordance with any such agreement. However, if Time Warner and TCI are unable to reach agreement on any such matter submitted to a shareholder vote, each of Time Warner and TCI must vote all of their shares of TBS Capital Stock against the approval of such matter. As a result of TCI's ownership of shares of TBS Class C Preferred Stock and the terms of such agreement, the TBS Merger cannot be consummated without the approval of TCI. In the course of negotiations among Time Warner, TBS and TCI to secure such approval, Time Warner, New Time Warner, TBS and TCI entered into or agreed to enter into a number of agreements with or for the benefit of TCI and its affiliates. These agreements, as modified in light of the FTC Consent Decree (as defined below), are referred to herein collectively as the "TCI Arrangements."

  The TCI Arrangements are:

  (a) the LMC Agreement, a number of the provisions of which will survive the consummation of the Mergers and continue for the benefit of LMC and certain of its affiliates in their capacities as stockholders of New Time Warner, including (i) provisions relating to the exchange by LMC and such LMC affiliates of shares of New Time Warner Common Stock for shares of a new series of New Time Warner Series Common Stock, par value $.01 per share ("New Time Warner Series Common Stock"), exempt from the compulsory redemption provisions of the Certificate of Incorporation of New Time Warner (the "New Time Warner Charter"), such shares to be either Series LMCN-V Common Stock ("LMC Reduced Voting Common Stock"), which will be entitled to one one-hundredth (1/100th) of a vote per share with respect to the election of directors and will otherwise only be entitled to vote on limited matters (see "Description of New Time Warner Capital Stock--LMC Series Common Stock"), or, under very limited circumstances, Series LMC Common Stock ("LMC Common Stock" and, together with the LMC Reduced Voting Common Stock, "LMC Series Common Stock") and (ii) provisions that would require New Time Warner to indemnify LMC and certain of its affiliates against certain income tax liabilities that may be incurred in the event that certain actions taken by New Time Warner after the consummation of the Mergers (including certain actions amending the New Time Warner Rights Agreement) require LMC or such LMC affiliates to dispose of their shares of New Time Warner Capital Stock or have certain other adverse effects on LMC or such LMC affiliates,

  (b) an agreement (the "SSSI Agreement"), to be entered into upon consummation of the Mergers, among New Time Warner, LMC and Southern Satellite Systems, Inc. ("SSSI"), a subsidiary of LMC that currently uplinks and distributes the signal of WTBS, a broadcast television station owned by TBS, to cable systems and other video distribution systems, pursuant to which (i) New Time Warner will issue to SSSI 4,166,667 shares of LMC Reduced Voting Common Stock and SSSI will grant to New Time Warner an option (the "SSSI Option") to cause to become effective a distribution contract (the "Distribution Contract") pursuant to which SSSI will undertake specified uplinking and distribution activities for WTBS in the event WTBS acquires national broadcast rights to all of its programming and becomes a copyright-paid cable television programming service, enabling WTBS to charge a subscription fee to cable operators and to sell local advertising time without any obligation on the part of the cable operators to make cable compulsory license payments under the Copyright Act (the "WTBS Conversion") and (ii) New Time Warner will issue to LMC 833,333 shares of LMC Reduced Voting Common Stock and will pay to LMC approximately $67 million (payable, at New Time Warner's option, in cash or additional shares of LMC Reduced Voting Common Stock) and LMC and its affiliates will agree not to compete in the business of uplinking and distributing the WTBS signal (the "LMC Non-competition Covenant"),

  (c) a program services agreement (the "Program Agreement"), between TBS and a subsidiary of TCI, relating to the mandatory carriage after the consummation of the Mergers by TCI-affiliated cable systems of WTBS (once the WTBS Conversion has occurred) and Headline News, conditional rebates available to TCI-affiliated cable systems for carriage of TBS programming services and other related matters,

  (d) a stock purchase agreement dated as of September 22, 1995 (the "SportSouth Agreement"), between TBS and a subsidiary of TCI, pursuant to which, upon consummation of the Mergers, TBS will sell its interest in SportSouth Network, Ltd. ("SportSouth"), a regional sports cable network, to such TCI subsidiary for an amount (currently estimated at $65 million) determined in accordance with a formula set forth in the SportSouth Agreement,

  (e) an option agreement (the "Sunshine Option Agreement"), to be entered into upon consummation of the Mergers, between a subsidiary of TCI and Time Warner Entertainment Company, L.P. ("TWE"), pursuant to which TWE will grant to such TCI subsidiary an option (the "Sunshine Option") to purchase the interests of TWE and certain affiliates in the Sunshine Network, a Florida-based sports cable network, for approximately $14 million, and

  (f) the pay-per-view output agreements (collectively, the "PPV Output Agreement") between certain TBS subsidiaries, on the one hand, and certain affiliates of TCI, on the other hand, providing for the licensing of all motion pictures theatrically released during the term of the agreement by New Line Cinema Corporation ("New Line"), Castle Rock Entertainment ("Castle Rock") and Turner Pictures Worldwide, Inc. ("Turner Pictures") for exhibition, on a non-exclusive basis, on pay-per-view services owned by such TCI affiliates.

  After an extensive review of the Transaction by the staff of the Federal Trade Commission (the "FTC") and in order to eliminate concerns raised by the staff of the FTC regarding possible competitive effects of the Transaction, Time Warner, TBS, TCI and LMC have executed the Agreement Containing Consent Order (including the related Interim Agreement, the "FTC Consent Decree") dated August 14, 1996 and have submitted the FTC Consent Decree to the commissioners of the FTC. The FTC commissioners have not yet initially accepted the FTC Consent Decree, and the obligations of Time Warner, TBS and TCI to consummate the Transaction are conditioned upon such initial acceptance. The FTC Consent Decree contains provisions (a) restricting the amount and type of New Time Warner securities that TCI and its affiliates may hold after the consummation of the Mergers, (b) requiring that TCI, subject to receipt of a ruling from the Internal Revenue Service to the effect that the distribution can be effected on a tax-free basis, distribute (the "TCI Spin-off") the stock of SSSI, which will hold, directly and indirectly, substantially all the New Time Warner Capital Stock received by TCI and its affiliates pursuant to the Transaction, to holders of the Liberty Media Group Common Stock issued by TCI, (c) limiting the duration of agreements for mandatory analog carriage by TCI cable systems of TBS programming services, (d) prohibiting New Time Warner from conditioning the availability or terms of certain programming services to any multi-channel video programming distributor ("MVPD") on whether that MVPD or any other MVPD agrees to carry certain other programming services, (e) prohibiting New Time Warner from discriminating in certain respects against MVPDs having geographical overlap with New Time Warner's cable systems, in the terms upon which TBS programming services are made available to such MVPD in the relevant geographical overlap area, (f) prohibiting New Time Warner, in its capacity as a cable operator, from improperly discriminating against programmers in its purchase of programming based on their ownership and (g) requiring New Time Warner's cable systems to carry by a specified date and at specified penetration rates a non-affiliated advertiser-supported news and informational video programming service.

  If the FTC does not initially accept the FTC Consent Decree, the FTC may seek to enjoin the consummation of the Transaction. If the FTC does initially accept the FTC Consent Decree, the FTC will publish the FTC Consent Decree for public comment for a period of 60 days. If the FTC does not finally accept the FTC Consent Decree after the period for public comment, the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking divestiture of substantial assets of TBS or its subsidiaries or of Time Warner or its subsidiaries. If the FTC does finally accept the FTC Consent Decree, the

FTC Consent Decree will terminate on the tenth anniversary of such final acceptance. See "The Transaction--Regulatory Approvals--FTC Consent Decree" for a further description of the FTC Consent Decree.

  Pursuant to the LMC Agreement, and in order to ensure compliance by TCI with the FTC Consent Decree, substantially all the shares of New Time Warner Common Stock received by TCI and its affiliates pursuant to the Mergers will immediately be exchanged on a one-for-one basis for shares of LMC Reduced Voting Common Stock. See "Description of New Time Warner Capital Stock--LMC Series Common Stock." In addition, if, as is currently contemplated, New Time Warner adopts the New Time Warner Rights Agreement, the New Time Warner Rights Agreement will be the same as the Existing Rights Agreement, with the exception of certain specified amendments (collectively, the "Rights Amendment") contemplated by the LMC Agreement. The principal effect of the Rights Amendment is to increase the amount of stock that may be acquired by a single person without resulting in such person becoming an "Acquiring Person" under the New Time Warner Rights Agreement. Upon consummation of the Mergers, certain subsidiaries of LMC, the Turner Shareholders and New Time Warner will enter into a stockholders' agreement (the "Right of First Refusal Agreement"), pursuant to which such LMC subsidiaries, on the one hand, and the Turner Shareholders, on the other hand, grant first to the other group and then to New Time Warner a right of first refusal with respect to dispositions of voting securities of New Time Warner beneficially owned by them, subject, in the case of purchases by such LMC subsidiaries, to the FTC Consent Decree. Upon consummation of the Mergers, New Time Warner, LMC and certain of its subsidiaries will enter into a registration rights agreement (the "LMC Registration Rights Agreement"), pursuant to which New Time Warner will grant to LMC, such LMC subsidiaries and specified transferees rights to require the registration under the Securities Act of resales of certain New Time Warner Common Stock held by LMC, such LMC subsidiaries and such transferees.

  In addition, Time Warner, New Time Warner, LMC and two subsidiaries of LMC have entered into a contribution and exchange agreement dated as of September 22, 1995 (the "Contribution and Exchange Agreement"), pursuant to which New Time Warner has granted to LMC the right to require New Time Warner to acquire approximately 5.8 million shares of TBS Class C Preferred Stock directly from LMC simultaneously with consummation of the TBS Merger for the same consideration payable for such shares in the TBS Merger.

  Upon consummation of the Mergers and the exchange of all shares of New Time Warner Common Stock received in the Mergers by TCI and its affiliates for LMC Reduced Voting Common Stock, the Turner Shareholders and certain associated holders are currently expected to own shares of New Time Warner Common Stock representing approximately 11% of the aggregate voting power of the outstanding New Time Warner Capital Stock (based on the holdings of such holders and the number of outstanding shares of Time Warner Capital Stock and TBS Capital Stock as of June 30, 1996). Upon consummation of the Mergers, New Time Warner, the Turner Shareholders and Turner Partners, L.P. ("Turner Partners") will enter into an investors' agreement ("Investors' Agreement (No. 1)"), pursuant to which the Turner Shareholders and Turner Partners will agree to certain restrictions on their activities as stockholders of New Time Warner and to certain restrictions on dispositions by them of shares of New Time Warner Capital Stock. In addition, New Time Warner will grant to Mr. Turner, subject to certain conditions, the right to designate two candidates to be nominated for election to the Board of Directors of New Time Warner (the "New Time Warner Board"). New Time Warner will also grant to the Turner Shareholders and certain associated holders of New Time Warner Common Stock rights to require the registration under the Securities Act of resales of certain New Time Warner Common Stock held by them (the "Turner Registration Rights Agreement").

  In this Joint Proxy Statement/Prospectus, all the foregoing agreements, including the Merger Agreement, are referred to collectively as the "Transaction Agreements." STOCKHOLDERS OF TIME WARNER AND SHAREHOLDERS OF TBS ARE URGED TO REVIEW CAREFULLY THE DESCRIPTIONS OF THE TRANSACTION AGREEMENTS SET FORTH UNDER "THE MERGER AGREEMENT," "TCI ARRANGEMENTS" AND "CERTAIN RELATED AGREEMENTS." Copies of the Merger Agreement, the LMC Agreement and the Support Agreement are attached hereto as Appendices A-1(a) and A-1(b), A-2 and A-3, respectively, and are incorporated herein by reference.

  The diagrams set forth below illustrate the ownership of New Time Warner, Time Warner and TBS both prior to and following consummation of the Mergers.

  [Set forth below is a narrative description of a diagram contained in the Joint Proxy Statement/Prospectus that has been omitted from this electronically filed version thereof because such diagram cannot be reproduced in such electronic filing.

  The diagram illustrates (i) the ownership of each of Time Warner, New Time Warner, TW Merger Corp., TBS Merger Corp. and TBS prior to the consummation of the Mergers, (ii) that, in the Mergers, TW Merger Corp. will be merged into Time Warner and TBS Merger Corp. will be merged into TBS, (iii) the ratios for conversion of Time Warner Common Stock, TBS Common Stock and TBS Class C Preferred Stock into shares of New Time Warner Common Stock and for conversion of Time Warner Preferred Stock into shares of New Time Warner Preferred Stock,
(iv) that, following consummation of the Merger, TCI and certain of its affiliates will hold LMC Reduced Voting Common Stock and (v) that, as a result of the Mergers, Time Warner and TBS will each become a wholly owned subsidiary of New Time Warner.]

THE COMPANIES

Time Warner Inc. ....     Time Warner is the world's leading media company, and
 75 Rockefeller Plaza      has interests in three fundamental areas of
 New York, New York 10019  business: Entertainment, consisting principally of
 (212) 484-8000            interests in recorded music and music publishing,
                           filmed entertainment, broadcasting, theme parks and cable television programming; News and Information, consisting principally of interests in magazine publishing, book publishing and direct marketing;
                           and Telecommunications, consisting principally of interests in cable television systems.

                          TWE was formed as a Delaware limited partnership in
                           1992 and owns and operates substantially all of Time Warner's interests in filmed entertainment, broadcasting, theme parks, cable television programming and a majority of its interests in cable television systems. Time Warner and certain of its wholly-owned subsidiaries (the "Time Warner General Partners") collectively own general and limited partnership interests in 74.49% of the pro rata priority capital and residual equity capital of TWE, and 100% of the senior priority capital and junior priority capital of TWE. The remaining 25.51% limited partnership interests in the Series A Capital and Residual Capital of TWE are held by a wholly-owned subsidiary of U S WEST, Inc. ("U S WEST").

Turner Broadcasting
 System, Inc. ......      TBS is a diversified information and entertainment
 One CNN Center Atlanta,   company. Through its subsidiaries, TBS owns and
 Georgia 30303 (404)       operates four domestic entertainment networks--WTBS
 827-1700                  (commonly known as the "TBS Superstation"), Turner
                           Network Television ("TNT"), the Cartoon Network and
                           Turner Classic Movies ("TCM"); four international entertainment networks--TNT Latin America, Cartoon
                           Network Latin America, TNT & Cartoon Network Europe, and TNT & Cartoon Network Asia; and four news networks--Cable News Network ("CNN"), Headline News,
                           Cable News Network International ("CNNI") and CNN
                           Financial News Network ("CNNfn"). TBS produces and distributes entertainment and news programming worldwide, with operations in motion picture, animation and television production, home video, television syndication, licensing and merchandising, and publishing.

TW Inc.........           New Time Warner is currently a wholly owned
 c/o Time Warner Inc.      subsidiary of Time Warner that does not conduct any
 75 Rockefeller Plaza      substantial business activities. As a result of the
 New York, New York 10019  Transaction, Time Warner and TBS will each become a
 (212) 484-8000            wholly owned subsidiary of New Time Warner.
                           Accordingly, after consummation of the Mergers the business of New Time Warner will be the businesses currently conducted by Time Warner and TBS.

THE TIME WARNER MEETING

Time, Place and Date....  The Time Warner Meeting will be held at the Time &
                           Life Building, 1271 Avenue of the Americas, New York, New York 10020 on October 10, 1996, starting at 9:00 a.m., local time.

Record Date, Shares
 Entitled to Vote.......  Holders of record of shares of Time Warner Common
                           Stock and shares of Series D Convertible Preferred Stock of Time Warner, par value $1.00 per share ("Time Warner Series D Preferred Stock"), Series E Convertible Preferred Stock of Time Warner, par value $1.00 per share ("Time Warner Series E Preferred Stock"), Series F Convertible Preferred Stock of Time Warner, par value $1.00 per share ("Time Warner Series F Preferred Stock"), Series G Convertible Preferred Stock of Time Warner, par value $1.00 per share ("Time Warner Series G Preferred Stock"), Series I Convertible Preferred Stock of Time Warner, par value $1.00 per share ("Time Warner Series I Preferred Stock"), and Series J Convertible Preferred Stock of Time Warner, par value $1.00 per share ("Time Warner Series J Preferred Stock" and, together with the foregoing series of preferred stock, "Time Warner Voting Preferred Stock"), at the close of business on August 26, 1996 (the "Time Warner Record Date"), are entitled to notice of and to vote at the Time Warner Meeting. At the close of business on the Time Warner Record Date, there were 384,737,911 shares of Time Warner Common Stock and 33,794,710 shares of Time Warner Voting Preferred Stock outstanding and entitled to vote. Each share of Time Warner Common Stock is entitled to one vote, and each share of Time Warner Voting Preferred Stock is entitled to two votes at the Time Warner Meeting.

Approval of the TW
 Merger Proposal........  Under the Restated Certificate of Incorporation of
                           Time Warner, as amended (the "Time Warner Charter"), and the General Corporation Law of the State of Delaware (the "DGCL"), the affirmative vote, in person or by proxy, of the holders of a majority in voting power of all outstanding shares of Time Warner Common Stock and Time Warner Voting Preferred Stock, voting together as a single class, is required to approve the TW Merger Proposal.


Recommendations of the
 Time Warner Board......  The Time Warner Board has unanimously approved the
                           Merger Agreement, the LMC Agreement, the other Transaction Agreements to be executed by Time Warner and its subsidiaries and the FTC Consent Decree, and unanimously approved the Transaction and determined that the Transaction is in the best interests of the stockholders of Time Warner. The Time Warner Board unanimously recommends that holders of Time Warner Capital Stock vote FOR the TW Merger Proposal. See "The Transaction--Recommendation of the Time Warner Board; Time Warner's Reasons for the Transaction."

Opinion of Financial
 Advisor to Time
 Warner.................  Time Warner has received the written opinion of
                           Morgan Stanley & Co. Incorporated ("Morgan
                           Stanley"), Time Warner's financial advisor, to the effect that, as of August 8, 1996 and based upon and subject to the matters stated therein, the ratio contemplated by the Merger Agreement for the exchange of New Time Warner Common Stock for TBS Capital Stock and the consideration to be paid by New Time Warner for the SSSI Option and the LMC Non-competition Covenant, taken together, were fair to New Time Warner and its subsidiary, Time Warner, from a financial point of view. The full text of the opinion of Morgan Stanley, which sets forth the assumptions made and matters considered, is attached hereto as Appendix C-1. Each Time Warner stockholder should read such opinion carefully in its entirety. The opinion of Morgan Stanley is directed only to the matters set forth therein and does not constitute a recommendation to any Time Warner stockholder or TBS shareholder as to how such stockholder or shareholder should vote with respect to the TW Merger Proposal or the TBS Merger Proposal. See "The Transaction--Opinion of Time Warner's Financial Advisor."

THE TBS MEETING

Time, Place and Date....  The TBS Meeting will be held at the Time & Life
                           Building, 1271 Avenue of the Americas, New York, New York 10020 on October 10, 1996, starting at 2:00 p.m., local time.

Record Date, Shares
 Entitled to Vote.......  Holders of record of TBS Class A Common Stock, TBS
                           Class B Common Stock and TBS Class C Preferred Stock at the close of business on August 26, 1996 (the "TBS Record Date"), are entitled to notice of and to vote at the TBS Meeting. At the close of business on the TBS Record Date, there were 68,330,388 shares of TBS Class A Common Stock, 140,379,236 shares of TBS Class B Common Stock and 12,396,976 shares of TBS Class C Preferred Stock outstanding and entitled to vote. Each share of TBS Class A Common Stock is entitled to two votes, each share of TBS Class B Common Stock is entitled to one-fifth of a vote and each share of TBS Class C Preferred Stock is entitled to one and one-fifth votes at the TBS Meeting.

Approval of the TBS
 Merger Proposal........  Under the TBS Articles and the GBCC, the affirmative vote of (a) a majority of the voting power of the outstanding shares of TBS Capital Stock, voting together as a single group, (b) a majority of the voting power of the outstanding shares of TBS Common Stock, voting together as a single group, and (c) a majority of the outstanding shares of TBS Class C Preferred Stock, voting as a separate class, is required to approve and adopt the TBS Merger Proposal. MR. TURNER, TIME WARNER AND LMC HAVE AGREED, SUBJECT TO THE SATISFACTION OR WAIVER OF CERTAIN CONDITIONS, TO VOTE OR CAUSE TO BE VOTED ALL SHARES OF TBS CAPITAL STOCK OWNED BY THEM AND CERTAIN OF THEIR AFFILIATES IN FAVOR OF THE TBS MERGER PROPOSAL. ACCORDINGLY (ASSUMING THE SATISFACTION OR WAIVER OF SUCH CONDITIONS), APPROVAL OF THE TBS MERGER PROPOSAL IS ASSURED, REGARDLESS OF THE VOTE OF ANY OTHER SHAREHOLDER OF TBS. SEE "OWNERSHIP OF TBS CAPITAL STOCK," "TCI ARRANGEMENTS--LMC AGREEMENT" AND "CERTAIN RELATED AGREEMENTS--SUPPORT AGREEMENT."

Recommendations of the
 TBS Board..............  The TBS Board, with nine directors either not present or abstaining on the basis that they were "interested directors" within the meaning of the

                           TBS By-Laws, has unanimously approved the Merger Agreement, the other Transaction Agreements to be executed by TBS or its subsidiaries and the FTC Consent Decree and determined that the Transaction is fair to and in the best interests of TBS and its shareholders. The TBS Board unanimously (with such nine directors either not present or abstaining) recommends that shareholders of TBS vote FOR the TBS Merger Proposal. Since such nine directors either were not present or abstained on the basis that they were interested directors, only six of the fifteen TBS directors were eligible under the applicable provisions of the TBS By-Laws to vote on the Merger Agreement, the other Transaction Agreements and the FTC Consent Decree. See "The Transaction-- Background" and "--Recommendation of the TBS Board; TBS's Reasons for the Transaction."

Opinions of Financial
 Advisors to TBS........  The TBS Board has received the written opinion of CS
                           First Boston Corporation ("CS First Boston"), a financial advisor to TBS, to the effect that, as of August 8, 1996 and based upon and subject to the matters stated therein, the consideration to be received by holders of TBS Capital Stock (other than Time Warner and its affiliates) pursuant to the TBS Merger was fair to such holders from a financial point of view. The TBS Board has also received the written opinion of Merrill Lynch & Co. ("Merrill Lynch"), a financial advisor to TBS, to the effect that, as of August 8, 1996 and based upon and subject to the matters stated therein, (a) the consideration to be received by holders of TBS Capital Stock (other than TCI and its affiliates and Time Warner) pursuant to the TBS Merger was fair to such holders from a financial point of view and (b) in the context of the governance arrangements relating to TBS's ability to consummate the TBS Merger, the financial terms of the TCI Arrangements were fair from a financial point of view to TBS and its shareholders (other than TCI and its affiliates and Time Warner). The full texts of the opinions of CS First Boston and Merrill Lynch, which set forth the assumptions made, matters considered and limits of the review undertaken by CS First Boston and Merrill Lynch, are attached hereto as Appendices C-2 and C-3, respectively, and should be read carefully in their entirety by TBS shareholders. The opinions of CS First Boston and Merrill Lynch are directed only to the matters set forth therein from a financial point of view and do not constitute a recommendation to any TBS shareholder or Time Warner stockholder as to how such shareholder or stockholder should vote with respect to the TBS Merger Proposal or the TW Merger Proposal. See "The Transaction--Opinions of TBS's Financial Advisors."

THE TRANSACTION

Purpose of the
 Transaction............  The purpose of the Transaction is to combine Time
                           Warner and TBS.
Effect of the
 Transaction Upon Time
 Warner.................  Upon consummation of the Mergers, (a) TW Merger Corp.
                           will be merged into Time Warner, (b) each outstanding share of Time Warner Common Stock, other than shares held directly or indirectly by Time Warner, will be converted into one share of New Time Warner Common Stock, and upon such conversion all such shares of Time Warner Common Stock will be canceled and retired and will cease to exist, (c) each outstanding share of each series of Time Warner Preferred Stock, other than shares held directly or indirectly by Time Warner and shares with respect to which appraisal rights are properly exercised, will be converted into one share of a substantially identical series of New Time Warner Preferred Stock, and upon such conversion all such shares of Time Warner Preferred Stock will be canceled and retired and will cease to exist, (d) all shares of Time Warner Capital Stock held by Time Warner will be canceled and retired and will cease to exist without payment of any consideration therefor and (e) all shares of Time Warner Capital Stock held by subsidiaries of Time Warner will continue as shares of Time Warner Capital Stock. As a result of the Transaction, Time Warner will become a wholly owned subsidiary of New Time Warner.

Effect of the
 Transaction Upon TBS...  Upon consummation of the Mergers, (a) TBS Merger
                           Corp. will be merged into TBS, (b) each outstanding share of TBS Common Stock, other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and shares with respect to which dissenters' rights are properly exercised, will be converted into the right to receive 0.75 of a share of New Time Warner Common Stock, and upon such conversion all such shares of TBS Common Stock will be canceled and retired and will cease to exist, (c) each outstanding share of TBS Class C Preferred Stock, other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and shares with respect to which dissenters' rights are properly exercised, will be converted into the right to receive 4.80 shares of New Time Warner Common Stock, and upon such conversion all such shares of TBS Class C Preferred Stock will be canceled and retired and will cease to exist, (d) all shares of TBS Capital Stock held by TBS will be canceled and retired and will cease to exist without payment of any consideration therefor and (e) all shares of TBS Capital Stock held directly or indirectly by Time Warner or New Time Warner will continue as shares of TBS Capital Stock. As a result of the Transaction, TBS will become a wholly owned subsidiary of New Time Warner.

Treatment of Options....  Upon consummation of the Mergers, each outstanding option to purchase shares of TBS Common Stock will be assumed by New Time Warner and converted into an option to purchase shares of New Time Warner Common Stock. Based on the number of such options outstanding as of June 30, 1996, such options will be exercisable in the aggregate for approximately 14 million shares of New Time Warner Common Stock. Following the consummation of the Mergers, each such option will continue to have, and will be subject to, the same terms and conditions as in effect immediately prior to the consummation of the Mergers, except that each such option will be exercisable for that number of shares of New Time Warner Common Stock equal to the product of the number of shares of TBS Common Stock for which such option was exercisable immediately prior to the consummation of the Mergers and

                           0.75, and the exercise price per share subject to such option will be equal to the aggregate exercise price of such option immediately prior to the consummation of the Mergers divided by the number of shares of New Time Warner Common Stock for which such option will be exercisable immediately after the consummation of the Mergers. Upon consummation of the Mergers, all such options will become vested.

                          In addition, upon consummation of the Mergers, each
                           option to purchase shares of Time Warner Common Stock will be assumed by New Time Warner and converted into an option to purchase shares of New Time Warner Common Stock on the same terms and conditions as in effect immediately prior to the consummation of the Mergers. See "The Merger Agreement--Treatment of Options and Warrants."

Treatment of
 Convertible Debt and
 Warrants...............  Upon consummation of the Mergers, the outstanding
                           Time Warner zero coupon convertible notes due 2013 (the "TW LYONs") will become convertible into shares of New Time Warner Common Stock at the rate of one share of New Time Warner Common Stock for each share of Time Warner Common Stock into which they were convertible immediately prior to the consummation of the Mergers. See "The Transaction--Effect of Transaction on Certain Outstanding Time Warner Convertible Securities."

                          Upon consummation of the Mergers, the outstanding TBS
                           zero coupon subordinated convertible notes due 2007 (the "TBS LYONs") will become convertible into shares of New Time Warner Common Stock at the rate of 0.75 of a share of New Time Warner Common Stock for each share of TBS Common Stock into which the TBS LYONs were convertible immediately prior to the consummation of the Mergers. See "The Transaction-- Effect of Transaction on the TBS LYONs."

                          Upon consummation of the Mergers, each warrant to
                           purchase Time Warner Common Stock will become exercisable for New Time Warner Common Stock at the same rate, for the same price and on the same terms as in effect immediately prior to the consummation of the Mergers. See "The Merger Agreement--Treatment of Options and Warrants."

Interests of Certain
 Persons................  In considering the recommendations of the Time Warner
                           Board and the TBS Board with respect to the Transaction, Time Warner stockholders and TBS shareholders should be aware that certain directors and executive officers of TBS have interests in the Transaction that may be in addition to the interests of other holders of TBS Capital Stock. See "The Transaction--Interests of Certain Persons in the Transaction."

Appraisal and
 Dissenters' Rights.....  Holders of Time Warner Common Stock are not entitled to appraisal or dissenters' rights in connection with the Time Warner Merger. Holders of record of Time Warner Preferred Stock who do not vote in favor of the TW Merger Proposal and who otherwise comply with the applicable statutory procedures summarized herein will be entitled to appraisal rights under Section 262 of the DGCL.

                          Holders of shares of TBS Capital Stock who do not
                           vote in favor of the TBS Merger Proposal and who otherwise comply with the applicable statutory procedures summarized herein will be entitled to assert dissenters' rights under Article 13 of the GBCC. The Merger Agreement provides that Time Warner is not obligated to consummate the Transaction if dissenters' rights are asserted with respect to more than 28 million TBS Common Stock equivalents.

                          See "The Transaction--Appraisal and Dissenters'
                           Rights" and "The Merger Agreement--Conditions to the Mergers."

Federal Income Tax
 Consequences...........  It is a condition to the consummation of the Time
                           Warner Merger that Time Warner receive an opinion from Cravath, Swaine & Moore, counsel to Time Warner, reaffirming, as of the date of consummation of the Mergers, the opinion described in this Joint Proxy Statement/Prospectus to the effect that the Time Warner Merger will be treated for U.S. Federal income tax purposes as a transfer of property governed by Section 351 of the Code. Accordingly, except as set forth below and subject to the qualifications set forth under "The Transaction-- Federal Income Tax Consequences--Time Warner Merger," it is the opinion of Cravath, Swaine & Moore that no gain or loss will be recognized pursuant to the Time Warner Merger by (a) New Time Warner, (b) Time Warner, (c) a holder of Time Warner Common Stock whose shares of Time Warner Common Stock are converted into shares of New Time Warner Common Stock or (d) a holder of Time Warner Preferred Stock whose shares of Time Warner Preferred Stock are converted into shares of New Time Warner Preferred Stock. Notwithstanding the foregoing, a holder of Time Warner Preferred Stock may recognize gain or loss by reason of cash received upon the proper exercise of appraisal rights. See "The Transaction--Federal Income Tax Consequences--Time Warner Merger."

                          It is a condition to the consummation of the TBS
                           Merger that TBS receive an opinion from Skadden, Arps, Slate, Meagher & Flom, counsel to TBS, reaffirming, as of the date of consummation of the Mergers, the opinion described in this Joint Proxy Statement/Prospectus to the effect that the TBS Merger will be treated for U.S. Federal income tax purposes as a transfer of property governed by
                           Section 351 of the Code. Accordingly, except as described below and subject to the qualifications set forth under "The Transaction--Federal Income Tax Consequences--TBS Merger," it is the opinion of Skadden, Arps, Slate, Meagher & Flom that no gain or loss will be recognized pursuant to the TBS Merger by (a) New Time Warner, (b) TBS or (c) a holder of TBS Capital Stock whose shares of TBS Capital Stock are converted into the right to receive shares of New Time Warner Common Stock. Notwithstanding the foregoing, a holder of TBS Capital Stock may recognize gain or loss by reason of cash received in lieu of fractional shares or upon the proper exercise of dissenters' rights. See "The Transaction--Federal Income Tax Consequences--TBS Merger."

Accounting Treatment....  The Transaction will be accounted for by New
                           Time Warner under the purchase method of accounting for business combinations. See "The Transaction-- Accounting Treatment."

Regulatory Approvals....  The consummation of the Mergers requires, among other matters, (a) initial acceptance by the FTC of the FTC Consent Decree, (b) the expiration of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and (c) the approval of the Federal Communications Commission (the "FCC"). See "The Merger Agreement--Conditions to the Mergers."

                          The FTC staff has completed its review of the
                           parties' filings under the HSR Act. In order to eliminate concerns raised by the FTC staff regarding possible competitive effects of the Transaction, Time Warner, TBS, TCI and LMC have executed the FTC Consent Decree and have agreed to changes to the terms of the Transaction Agreements to (a) reflect limits on the amount and type of New Time Warner securities that TCI and its affiliates may hold after the consummation of the Mergers, (b) require that the New Time Warner Common Stock to be received by TCI and its affiliates in the TBS Merger be exchanged for New Time Warner securities with reduced voting rights, thus causing the parties to agree to create the LMC Reduced Voting Common Stock and eliminate those provisions that required TCI and its affiliates to place the New Time Warner Common Stock received in the TBS Merger in a voting trust to be voted by Mr. Levin, (c) eliminate the provisions that would have given New Time Warner an option to purchase the outstanding stock of SSSI,
                           (d) eliminate Time Warner's option to purchase TCI's interest in TBS prior to the consummation of the Mergers and (e) reduce substantially the duration of the agreements for mandatory analog carriage by TCI cable systems of TBS programming services after the consummation of the Mergers.

                          Time Warner, TBS, TCI and LMC have submitted the FTC
                           Consent Decree to the commissioners of the FTC for initial acceptance, which has not yet occurred and on which the obligations of Time Warner, TBS and TCI to consummate the Transaction are conditioned. If the FTC does not initially accept the FTC Consent Decree, the FTC may seek to enjoin the Transaction. If the FTC does initially accept the FTC Consent Decree, the FTC will publish the FTC Consent Decree for public comment for 60 days. If the FTC does not finally accept the FTC Consent Decree after the period for public comment, the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking the divestiture of substantial assets of TBS or its subsidiaries or of Time Warner or its subsidiaries.

                          The FCC has not completed its review of the
                           Transaction. No assurance can be given that the FCC will not impose conditions to the consummation of the Transaction or otherwise require changes to the terms of the Transaction. Such conditions or changes could result in conditions to the obligations of Time Warner or TBS under the Merger Agreement not being satisfied or give LMC the right to require Time Warner to terminate the Merger Agreement and abandon the Transaction. See "The Transaction--Background" and "--Regulatory
                           Approvals" and "TCI Arrangements--LMC Agreement."

TCI ARRANGEMENTS

Class C Premium.........  In the TBS Merger, all holders of shares of TBS Class
                           C Preferred Stock, including TCI but excluding Time Warner, will receive 0.80 of a share of New Time Warner Common Stock for each share of TBS Class B Common Stock into which the TBS Class C Preferred Stock is convertible. Holders of TBS Common Stock will receive 0.75 of a share of New Time Warner Common Stock for each share of TBS Common Stock. As of June 30, 1996, TCI and its affiliates owned shares of TBS Class C Preferred Stock representing approximately 49.1% of the total number of shares of TBS Class C Preferred Stock outstanding as of such date. Based upon the closing sale price of Time Warner Common Stock on August 7, 1996, the day prior to the date on which the Time Warner Board and the TBS Board approved the Merger Agreement, the incremental value to be received by TCI as a holder of shares of TBS Class C Preferred Stock as a result of the difference between the consideration to be paid for such shares and for the TBS Common Stock is approximately $65.5 million.

LMC Agreement...........  Following consummation of the Mergers, a number of the provisions of the LMC Agreement will continue for the benefit of LMC and certain of its affiliates (and, following the TCI Spin-off, SSSI) in their capacities as stockholders of New Time Warner, including provisions (a) relating to the exchange by LMC and such LMC affiliates of shares of New Time Warner Common Stock for shares of a new series of New Time Warner Series Common Stock exempt from the compulsory redemption provisions of the New Time Warner Charter, such shares to be either LMC Reduced Voting Common Stock or, in very limited circumstances, LMC Common Stock and (b) that would require New Time Warner to indemnify LMC and certain of its affiliates against certain income tax liabilities that may be incurred in the event that certain actions taken by New Time Warner after the consummation of the Mergers (including certain actions amending the New Time Warner Rights Agreement) result in (i) the continued ownership of shares of New Time Warner Capital Stock by LMC or any such LMC affiliate becoming illegal, (ii) the imposition on LMC or any such LMC affiliate of damages or penalties by reason of such continued ownership, (iii) the required divestiture by LMC or any such LMC affiliate of any such shares of New Time Warner Capital Stock or (iv) the requirement that LMC or any such LMC affiliate discontinue any business or divest of any business or assets or that any license that such party holds or is required to hold under the Communications Act of 1934, as amended (the "Communications Act"), be modified in any significant respect or not be renewed as a result of such continued ownership. See "TCI Arrangements--LMC Agreement."

SSSI Agreement..........  Upon consummation of the Mergers, New Time Warner and
                           LMC will enter into the SSSI Agreement pursuant to which (a) New Time Warner will issue to SSSI 4,166,667 shares of LMC Reduced Voting Common Stock and SSSI will grant to New Time Warner the SSSI Option and (b) New Time Warner will issue to LMC 833,333 shares of LMC Reduced Voting Common Stock and will pay to LMC approximately $67 million (payable, at New Time Warner's option, in cash or additional shares of LMC Reduced Voting Common Stock) and LMC will agree to the LMC Non-competition Covenant. See "TCI Arrangements--SSSI Agreement and the Distribution Contract."

Program Agreement.......  TBS and a subsidiary of TCI have entered into the
                           Program Agreement relating to the mandatory carriage after consummation of the Mergers by TCI-affiliated cable systems of WTBS (once the WTBS Conversion has occurred) and Headline News, conditional rebates available to TCI-affiliated cable systems for carriage of TBS programming services and other related matters. See "TCI Arrangements--Program Agreement."

SportSouth Agreement....  TBS and a subsidiary of TCI have entered into the
                           SportSouth Agreement pursuant to which, upon consummation of the Mergers, TBS will sell its interest in SportSouth, a regional sports cable network, to such TCI subsidiary for an amount (currently estimated at $65 million) determined in accordance with the formula set forth in the SportSouth Agreement. See "TCI Arrangements-- SportSouth Agreement."

Sunshine Option.........  Upon consummation of the Mergers, a subsidiary of TCI and TWE will enter into the Sunshine Option
                           Agreement pursuant to which TWE will grant to such TCI subsidiary the Sunshine Option to purchase the interests of TWE and certain affiliates in the Sunshine Network, a Florida-based sports cable network, for approximately $14 million. See "TCI Arrangements--Sunshine Option."

PPV Output Agreement....  Certain TBS subsidiaries and certain affiliates of
                           TCI have entered into the PPV Output Agreement, providing for the licensing of all motion pictures theatrically released during the term of the agreement by New Line, Castle Rock and Turner Pictures for exhibition, on a non-exclusive basis, on pay-per-view services owned by such TCI affiliates. See "TCI Arrangements--PPV Output Agreement."

TIME WARNER SELECTED HISTORICAL FINANCIAL INFORMATION

  The selected historical financial information of Time Warner set forth below has been derived from and should be read in conjunction with the consolidated financial statements and other financial information of Time Warner contained in the Time Warner Form 10-K and with the unaudited consolidated condensed financial statements and other financial information of Time Warner contained in the Time Warner Form 10-Q for the quarter ended June 30, 1996, which are incorporated herein by reference. The selected historical financial information for all periods after 1992 reflects the deconsolidation of the Entertainment Group, principally TWE, effective January 1, 1993.

  The selected historical financial information for 1996 reflects (a) the issuance of 1.6 million shares of 10 1/4% Series K Exchangeable Preferred Stock, par value $1.00 per share, of Time Warner ("Time Warner Series K Preferred Stock"), and the use of approximately $1.55 billion of net proceeds therefrom to reduce debt and (b) (i) the issuance of 6.3 million shares of convertible Time Warner Preferred Stock having an aggregate liquidation preference of $633 million and 2.9 million shares of Time Warner Common Stock and (ii) the assumption or incurrence of approximately $2 billion of indebtedness in connection with the acquisition by Time Warner of Cablevision Industries Corporation ("CVI") and related companies. The selected historical financial information for 1995 reflects (a) the issuance of 29.3 million shares of convertible Time Warner Preferred Stock having an aggregate liquidation preference of $2.926 billion and 2.6 million shares of Time Warner Common Stock and (b) the assumption or incurrence of approximately $1.3 billion of indebtedness in connection with (x) the acquisitions by Time Warner of KBLCOM Incorporated ("KBLCOM") and Summit Communications Group, Inc. ("Summit") and
(y) the exchange by Toshiba Corporation ("Toshiba") and ITOCHU Corporation ("ITOCHU") of their direct and indirect interests in TWE. See "Unaudited Pro Forma Consolidated Condensed Financial Statements." The selected historical financial information for 1993 reflects the issuance of $6.1 billion of long-term debt and the use of $500 million of cash and equivalents for the exchange or redemption of Time Warner Preferred Stock having an aggregate liquidation preference of $6.4 billion. The selected historical financial information for 1992 reflects the capitalization of TWE on June 30, 1992 and associated refinancings, and the acquisition of the 18.7% minority interest in American Television and Communications Corporation ("ATC") as of June 30, 1992, using the purchase method of accounting for business combinations. Per common share amounts and average common shares have been restated to give effect to the four-for-one Time Warner Common Stock split that occurred on September 10, 1992.

                          SIX MONTHS
                             ENDED
                           JUNE 30,            YEARS ENDED DECEMBER 31,
                         --------------  ----------------------------------------
                          1996    1995    1995    1994    1993    1992     1991
                         ------  ------  ------  ------  ------  -------  -------
                          (MILLIONS, EXCEPT PER SHARE AMOUNTS AND RATIOS)
OPERATING STATEMENT
 INFORMATION
Revenues................ $4,207  $3,724  $8,067  $7,396  $6,581  $13,070  $12,021
Depreciation and
 amortization...........    452     231     559     437     424    1,172    1,109
Business segment
 operating income(a)....    325     322     697     713     591    1,343    1,154
Equity in pretax income
 of Entertainment
 Group..................    209     106     256     176     281       --       --
Interest and other,
 net....................    578     356     877     724     718      882      966
Income (loss) before
 extraordinary item.....   (124)    (55)   (124)    (91)   (164)      86      (99)
Net income
 (loss)(b)(c)...........   (159)    (55)   (166)    (91)   (221)      86      (99)
Net loss applicable to
 common shares (after
 preferred dividends)...   (263)    (63)   (218)   (104)   (339)    (542)    (692)
Per share of common
 stock:
 Loss before
  extraordinary item.... $ (.58) $ (.17) $ (.46) $ (.27) $ (.75) $ (1.46) $ (2.40)
 Net loss(b)(c)......... $ (.67) $ (.17) $ (.57) $ (.27) $ (.90) $ (1.46) $ (2.40)
 Dividends.............. $  .18  $  .18  $  .36  $  .35  $  .31  $  .265  $   .25
Average common
 shares(c)..............  390.6   380.5   383.8   378.9   374.7    371.0    288.2
Ratio of earnings to
 fixed charges(d).......    1.0x    1.1x    1.1x    1.1x    1.1x     1.4x     1.1x
Ratio of earnings to
 combined fixed charges
 and preferred stock
 dividends (deficiency
 in the coverage of
 combined fixed charges
 and preferred stock
 dividends by earnings
 before fixed charges
 and preferred stock
 dividends)(d).......... $ (127)    1.1x    1.0x    1.1x $  (91) $  (509) $(1,240)

                                JUNE 30,              DECEMBER 31,
                                -------- ---------------------------------------
                                  1996    1995    1994    1993    1992    1991
                                -------- ------- ------- ------- ------- -------
                                                   (MILLIONS)
BALANCE SHEET INFORMATION
Investments in and amounts due
 to and from Entertainment
 Group........................  $ 5,945  $ 5,734 $ 5,350 $ 5,627 $    -- $    --
Total assets..................   24,508   22,132  16,716  16,892  27,366  24,889
Long-term debt................    9,928    9,907   8,839   9,291  10,068   8,716
Borrowings against future
 stock option proceeds........      225       --      --      --      --      --
Time Warner-obligated
 mandatorily redeemable
 preferred securities of
 subsidiaries holding
 solely subordinated notes and
 debentures of
 Time Warner(e)...............      949      949      --      --      --      --
Series K exchangeable
 preferred stock..............    1,586       --      --      --      --      --
Shareholders' equity:
 Preferred stock liquidation
  preference..................    3,559    2,994     140     140   6,532   6,256
 Equity applicable to common
  stock.......................      284      673   1,008   1,230   1,635   2,242
 Total shareholders' equity...    3,843    3,667   1,148   1,370   8,167   8,498
Total capitalization..........   16,531   14,523   9,987  10,661  18,235  17,214

- --------
(a) Business segment operating income for the year ended December 31, 1995 includes $85 million in losses relating to certain businesses and joint ventures owned by the Music division which were restructured or closed. Business segment operating income for the year ended December 31, 1991, includes a $60 million charge relating to the restructuring of the Publishing division.
(b) The net loss for the six months ended June 30, 1996 includes an extraordinary loss on the retirement of debt of $35 million ($.09 per common share). The net loss for the year ended December 31, 1995 includes an extraordinary loss on the retirement of debt of $42 million ($.11 per common share). The net loss for the year ended December 31, 1993 includes an extraordinary loss on the retirement of debt of $57 million ($.15 per common share) and an unusual charge of $70 million ($.19 per common share) from the effect of the new income tax law on Time Warner's deferred income tax liability.
(c) In August 1991, Time Warner completed the sale of 137.9 million shares of Time Warner Common Stock pursuant to a rights offering. Net proceeds of $2.558 billion from the rights offering were used to reduce indebtedness under Time Warner's bank credit agreement. If the rights offering had been completed at the beginning of 1991, net loss for the year would have been reduced to $33 million, or $1.70 per common share, and there would have been 369.3 million shares of Time Warner Common Stock outstanding during the year.
(d) For purposes of the ratio of earnings to fixed charges and the ratio of earnings to combined fixed charges and preferred stock dividends, earnings were calculated by adding (i) pretax income, (ii) interest expense, including previously capitalized interest amortized to expense and the portion of rents representative of an interest factor for Time Warner and its majority-owned subsidiaries, (iii) Time Warner's proportionate share of the items included in (ii) above for its 50%-owned companies, (iv) preferred stock dividend requirements of majority-owned subsidiaries, (v) minority interest in the income of majority-owned subsidiaries that have fixed charges and (vi) undistributed losses of its less-than-50%-owned companies. Fixed charges consist of (i) interest expense, including interest capitalized and the portion of rents representative of an interest factor for Time Warner and its majority-owned subsidiaries, (ii) Time Warner's proportionate share of such items for its 50%-owned companies and
    (iii) preferred stock dividend requirements of majority-owned subsidiaries. Combined fixed charges and preferred stock dividends also include the amount of pretax income necessary to cover preferred stock dividend requirements of Time Warner. For periods in which earnings before fixed charges were insufficient to cover fixed charges or combined fixed charges and preferred stock dividends, the dollar amount of coverage deficiency, instead of the ratio, is disclosed. Earnings as defined include significant noncash charges for depreciation and amortization. With respect to the ratio of earnings to fixed charges, fixed charges for the six months ended June 30, 1996 and 1995 and the years ended December 31, 1995 and 1994 include noncash interest expense of $46 million, $116 million, $176 million and $219 million, respectively, relating to Time Warner's Zero Coupon Convertible Notes due 2012 and 2013 and, in 1995 and 1994 only, Time Warner's Redeemable Reset Notes due 2002. With respect to the ratio of earnings to combined fixed charges and preferred stock dividends, fixed charges similarly include noncash interest expense as noted above and, for the six-month period ended June 30, 1996 only, noncash preferred stock dividends of $36 million relating to the Time Warner Series K Preferred Stock.
(e) Includes $374 million of preferred securities that are redeemable for cash or, at Time Warner's option, approximately 12.1 million shares of Hasbro, Inc. common stock owned by Time Warner.

TIME WARNER ENTERTAINMENT GROUP SELECTED HISTORICAL FINANCIAL INFORMATION

  The selected historical financial information of the Entertainment Group set forth below has been derived from and should be read in conjunction with the consolidated financial statements and other financial information of Time Warner and TWE contained in the Time Warner Form 10-K and with the unaudited consolidated condensed financial statements and other financial information of Time Warner and TWE contained in the Time Warner Form 10-Q for the quarter ended June 30, 1996, which are incorporated herein by reference. For periods prior to January 1, 1993, the Entertainment Group is consolidated with Time Warner for financial reporting purposes and, accordingly, is also reflected in Time Warner's selected historical financial information.

  The selected historical financial information for 1995 reflects the consolidation by TWE of the TWE-Advance/Newhouse Partnership (as defined below) resulting from the formation of such partnership, effective as of April 1, 1995, and the consolidation of Paragon Communications ("Paragon") effective as of July 6, 1995. The selected historical financial information gives effect to the consolidation of Six Flags Entertainment Corporation ("Six Flags") effective as of January 1, 1993 as a result of an increase in TWE's ownership of Six Flags from 50% to 100% in September 1993, and the subsequent deconsolidation of Six Flags resulting from the disposition by TWE of a 51% interest in Six Flags effective as of June 23, 1995. The selected historical financial information for 1993 also gives effect to the admission of U S WEST as an additional limited partner of TWE as of September 15, 1993 and the issuance of $2.6 billion of TWE debentures during the year to reduce indebtedness under the TWE credit agreement. For 1992, the selected financial information gives effect to the initial capitalization of TWE and associated refinancings as of the dates such transactions were consummated and Time Warner's acquisition of the ATC minority interest as of June 30, 1992, using the purchase method of accounting. Time Warner's cost to acquire the ATC minority interest is reflected in the consolidated financial statements of TWE under the pushdown method of accounting.

                          SIX MONTHS ENDED
                              JUNE 30,             YEARS ENDED DECEMBER 31,
                          ------------------  --------------------------------------
                            1996      1995     1995    1994    1993    1992    1991
                          --------  --------  ------  ------  ------  ------  ------
                                       (MILLIONS, EXCEPT RATIOS)
OPERATING STATEMENT
 INFORMATION
Revenues................  $  5,097  $  4,508  $9,629  $8,509  $7,963  $6,761  $6,068
Depreciation and
 amortization...........       585       513   1,060     959     909     788     733
Business segment
 operating income.......       568       475     992     852     905     814     724
Interest and other,
 net....................       222       304     539     616     564     531     526
Income before
 extraordinary item.....       170        70     170     136     217     173     103
Net income (a)..........       170        70     146     136     207     173     103
TWE ratio of earnings to
 fixed charges(b).......       2.0x      1.4x    1.6x    1.4x    1.4x    1.4x    1.4x

                               JUNE 30,              DECEMBER 31,
                               -------- ---------------------------------------
                                 1996    1995    1994    1993    1992    1991
                               -------- ------- ------- ------- ------- -------
                                                  (MILLIONS)
BALANCE SHEET INFORMATION
Total assets.................  $18,968  $18,960 $18,992 $18,202 $15,886 $14,230
Long-term debt...............    5,575    6,137   7,160   7,125   7,171   4,571
Time Warner General Partners'
 Senior Capital..............    1,483    1,426   1,663   1,536      --      --
Partners' capital............    6,735    6,576   6,491   6,228   6,483   6,717

- --------
(a) Net income for the years ended December 31, 1995 and 1993 includes an extraordinary loss on the retirement of debt of $24 million and $10 million, respectively.
(b) For purposes of the ratio of earnings to fixed charges, earnings were calculated by adding (i) pretax income, (ii) interest expense, including previously capitalized interest amortized to expense and the portion of rents representative of an interest factor for TWE and its majority-owned subsidiaries, (iii) TWE's proportionate share of the items included in (ii) above for its 50%-owned companies, (iv) minority interest in the income of majority-owned subsidiaries that have fixed charges and (v) undistributed losses of its less-than-50%-owned companies. Fixed charges consist of (i) interest expense, including interest capitalized and the portion of rents representative of an interest factor for TWE and its majority-owned subsidiaries and (ii) TWE's proportionate share of such items for its 50%- owned companies. Earnings as defined include significant noncash charges for depreciation and amortization.

TBS SELECTED HISTORICAL FINANCIAL INFORMATION

  The selected historical financial information of TBS set forth below has been derived from and should be read in conjunction with the consolidated financial statements and other financial information of TBS contained in the TBS Form 10-K and with the unaudited consolidated condensed financial statements and other financial information of TBS contained in the TBS Form 10-Q for the quarter ended June 30, 1996, which are incorporated herein by reference.

  The selected historical financial information reflects (a) the acquisition of New Line on January 28, 1994, (b) the acquisition of Castle Rock on December 22, 1993 and (c) the acquisition on December 29, 1993 of the remaining 50% interest in a joint venture (the "HB Joint Venture"), which principally owns the Hanna-Barbera Film Library. TBS originally acquired a 50% interest in the HB Joint Venture in December 1991. Such acquisitions were accounted for using the purchase method of accounting for business combinations.

                             SIX MONTHS
                                ENDED
                              JUNE 30,         YEARS ENDED DECEMBER 31,
                            ------------- -------------------------------------
                             1996   1995   1995   1994    1993    1992    1991
                            ------ ------ ------ ------  ------  ------- ------
                                  (MILLIONS, EXCEPT PER SHARE AMOUNTS)
OPERATING STATEMENT
 INFORMATION
Revenues..................  $1,675 $1,508 $3,437 $2,809  $1,922  $ 1,770 $1,480
Depreciation and
 amortization(a)..........      92     85    189    153     115      113    100
Operating profit(b).......      84    173    358    288     302      289    297
Interest and other, net...      81     97    185    208     182      190    196
Income before
 extraordinary items and
 the cumulative effect of
 a change in accounting
 for income taxes.........       1     44    103     46      72       34     43
Extraordinary items(c)....      --     --     --    (25)    (11)      44     43
Cumulative effect of a
 change in accounting for
 income taxes(d)..........      --     --     --     --    (306)      --     --
Net income (loss).........       1     44    103     21    (244)      78     86
Net income (loss)
 applicable to common
 stock(e).................       1     44    103     21    (244)      76     57
Net income (loss) per
 common share and common
 stock equivalent.........  $  .01 $  .15 $  .36 $  .08  $ (.92) $   .30 $  .24
Cash dividends declared
 per common share(f):
 Class A Common Stock.....  $.0350 $.0350 $.0700 $.0700  $.0700  $.04875     --
 Class B Common Stock.....  $.0350 $.0350 $.0700 $.0700  $.0700  $.05000     --
Weighted average Class A
 and Class B common shares
 outstanding(g)...........   287.3  287.3  284.4  281.3   264.4    255.5  238.2

                                  JUNE 30,            DECEMBER 31,
                                  -------- -----------------------------------
                                    1996    1995   1994   1993    1992   1991
                                  -------- ------ ------ ------  ------ ------
                                                  (MILLIONS)
BALANCE SHEET INFORMATION
Working capital.................   $  589  $  554 $  642 $  661  $  475 $  379
Cash and cash equivalents.......      119      85     53    163     126     79
Total assets....................    4,488   4,395  4,073  3,245   2,524  2,397
Long-term debt, less current
 portion........................    2,600   2,480  2,518  2,295   1,709  1,969
Redeemable preferred stock(h)...       --      --     --     --      --      5
Stockholders' equity (deficit)..      471     438    344     (1)    233    (38)

- --------
(a) Principally includes depreciation, amortization of goodwill and other intangibles, amortization of purchased programming and non-cash amortization of certain acquisition purchase adjustments.
(b) Operating profit is defined as income before interest expense, interest income, provision for income taxes, extraordinary items and the cumulative effect of a change in accounting for income taxes. Operating profit includes $16 million, $3 million and $24 million incurred in the six-month periods ended June 30, 1996 and 1995 and the year ended December 31, 1995, respectively, of non-recurring costs related to the Transaction and costs related to TBS's accounts receivable securitization program which, when taken together with depreciation and amortization, should be excluded for purposes of determining the operating cash flow of TBS in such periods.
(c) Extraordinary items consist of (i) for the years ended December 31, 1994 and 1993 losses on early extinguishment of indebtedness of $25 million ($.08 per common share) and $11 million ($.03 per common share), respectively, and (ii) for the years ended December 31, 1992 and 1991, utilization of operating loss carryforwards.
(d) The year ended December 31, 1993 included a charge of $306 million ($1.16 per common share) from the cumulative effect of adopting Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."
(e) Amounts represent net income (loss) less dividends and accretion on the TBS Class B Cumulative Preferred Stock of approximately $1 million and $29 million for the years ended December 31, 1992 and 1991, respectively.
(f) Holders of TBS Class C Preferred Stock are entitled to a cash dividend for each share held based on the number of underlying shares of TBS Class B Common Stock.
(g) Amounts include common stock equivalents.
(h) Represents the accreted value of the TBS Class B Cumulative Preferred Stock outstanding at December 31, 1991.

NEW TIME WARNER SELECTED PRO FORMA FINANCIAL INFORMATION

  The unaudited selected pro forma balance sheet information of New Time Warner at June 30, 1996 set forth below gives effect to the Transaction and certain other transactions that Time Warner and TWE have completed, or have entered into, as if consummated on such date. The unaudited selected pro forma operating statement information of New Time Warner for the six months ended June 30, 1996 and the year ended December 31, 1995 set forth below gives effect to the Transaction and certain transactions that Time Warner and TWE have completed, or have entered into, in each case as if consummated at the beginning of 1995. The selected pro forma information set forth below is qualified in its entirety by, and should be read in conjunction with, the Unaudited Pro Forma Consolidated Condensed Financial Statements included herein and the historical financial information of Time Warner and TBS included or incorporated by reference herein.

  The selected pro forma information is presented for informational purposes only and is not necessarily indicative of the financial position or operating results that would have occurred if the transactions given retroactive effect therein had been consummated as of the dates indicated, nor is it necessarily indicative of future financial conditions or operating results. See "Unaudited Pro Forma Consolidated Condensed Financial Statements."

                                                       SIX MONTHS     YEAR
                                                         ENDED       ENDED
                                                        JUNE 30,  DECEMBER 31,
                                                          1996        1995
                                                       ---------- ------------
                                                          (MILLIONS, EXCEPT
                                                         PER SHARE AMOUNTS)
PRO FORMA OPERATING STATEMENT INFORMATION
Revenues..............................................   $5,882     $12,179
Depreciation and amortization.........................      623       1,283
Business segment operating income.....................      328         832
Equity in pretax income of Entertainment Group........      209         286
Interest and other, net...............................      627       1,142
Loss before extraordinary item........................     (182)       (274)
Loss before extraordinary item applicable to common
 shares (after preferred dividends)...................     (337)       (590)
Per share of common stock:
  Loss before extraordinary item......................   $ (.59)    $ (1.04)
  Dividends...........................................   $  .18     $   .36
Average common shares.................................    568.9       566.0
Deficiency in the coverage of fixed charges by
 earnings before fixed charges (a)....................   $  (19)    $    (6)
Deficiency in the coverage of combined fixed charges
 and preferred stock dividends by earnings before
 fixed charges and preferred stock dividends(a).......   $ (268)    $  (444)

                                                                     JUNE 30,
                                                                       1996
                                                                    ----------
                                                                    (MILLIONS)
PRO FORMA BALANCE SHEET INFORMATION
Investments in and amounts due to and from Entertainment Group.....  $ 5,945
Total assets.......................................................   34,711
Long-term debt.....................................................   12,690
Borrowings against future options proceeds.........................      225
Time Warner-obligated mandatorily redeemable preferred securities of subsidiaries holding solely subordinated notes and debentures
 of Time Warner(b).................................................      949
Series K exchangeable preferred stock..............................    1,586
Shareholders' equity:
  Preferred stock liquidation preference...........................    3,559
  Equity applicable to common stock................................    6,308
  Total shareholders' equity.......................................    9,867
Total capitalization...............................................   25,317

- --------
(a) For purposes of the ratio of earnings to fixed charges and the ratio of earnings to combined fixed charges and preferred stock dividends, earnings were calculated by adding (i) pretax income, (ii) interest expense, including previously capitalized interest amortized to expense and the portion of rents representative of an interest factor for New Time Warner and its majority-owned subsidiaries, (iii) New Time Warner's proportionate share of the items included in (ii) above for its 50%-owned companies, (iv) preferred stock dividend requirements of majority-owned subsidiaries, (v) minority interest in the income of majority-owned subsidiaries that have fixed charges and (vi) undistributed losses of its less-than-50%-owned companies. Fixed charges consist of (i) interest expense, including interest capitalized and the portion of rents representative of an interest factor for New Time Warner and its majority-owned subsidiaries, (ii) New Time Warner's proportionate share of such items for its 50%-owned companies and (iii) preferred stock dividend requirements of majority-owned subsidiaries. Combined fixed charges and preferred stock dividends also include the amount of pretax income necessary to cover preferred stock dividend requirements of New Time Warner. For periods in which earnings before fixed charges were insufficient to cover fixed charges or combined fixed charges and preferred stock dividends, the dollar amount of coverage deficiency, instead of the ratio, is disclosed. Earnings as defined include significant noncash charges for depreciation and amortization. With respect to the ratio of earnings to fixed charges, fixed charges for New Time Warner for the six months ended June 30, 1996 and the year ended December 31, 1995 include noncash interest expense of $56 million and $101 million, respectively. With respect to the ratio of earnings to combined fixed charges and preferred stock dividends, fixed charges similarly include noncash interest expense as noted above and, for the six-month period ended June 30, 1996 and the year ended December 31, 1995, noncash preferred stock dividends of $87 million and $173 million, respectively, relating to the Time Warner Series K Preferred Stock.
(b) Includes $374 million of preferred securities that are redeemable for cash or, at Time Warner's option, approximately 12.1 million shares of Hasbro, Inc. common stock owned by Time Warner.

COMPARATIVE PER SHARE DATA

  Set forth below are historical earnings per share, cash dividends per share and book value per share data of Time Warner and TBS, equivalent pro forma per common share data of TBS and pro forma combined per share data of New Time Warner. TBS historical and equivalent pro forma information with respect to the TBS Class C Preferred Stock has been computed on a TBS Class B Common Stock equivalent basis based upon the assumed conversion of each share of TBS Class C Preferred Stock into six shares of TBS Class B Common Stock. The data set forth below should be read in conjunction with the Time Warner and TBS audited consolidated financial statements and unaudited interim consolidated financial statements, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus. The data should also be read in conjunction with the unaudited pro forma consolidated condensed financial information included elsewhere herein.

                                                                     YEAR ENDED
                                                   SIX MONTHS ENDED DECEMBER 31,
                                                    JUNE 30, 1996       1995
                                                   ---------------- ------------
TIME WARNER--HISTORICAL
 Loss before extraordinary item per share.........     $  (.58)       $  (.46)
 Cash dividends per share.........................         .18            .36
 Book value per share(a)..........................        1.65           2.49
TBS PER COMMON SHARE EQUIVALENT--HISTORICAL
TBS Common Stock
 Net income per share.............................      $ 0.01        $   .36
 Cash dividends per share.........................        0.035           .07
 Book value per share(a)..........................        1.01            .86
TBS Class C Preferred Stock
 Net income per share.............................      $ 0.01        $   .36
 Cash dividends per share.........................        0.035           .07
 Book value per share(b)..........................        3.50           3.50
TBS PER COMMON SHARE EQUIVALENT--PRO FORMA
TBS Common Stock(c):
 Loss before extraordinary item per share.........     $  (.44)       $  (.78)
 Cash dividends per share.........................         .14            .27
 Book value per share.............................        8.84           9.44
TBS Class C Preferred Stock(d):
 Loss before extraordinary item per share.........        (.47)          (.83)
 Cash dividends per share.........................         .14            .29
 Book value per share.............................        9.43          10.07
NEW TIME WARNER--PRO FORMA
 Loss before extraordinary item per share.........     $  (.59)       $ (1.04)
 Cash dividends per share.........................         .18            .36
 Book value per share(e)..........................       11.79          12.59

- --------
(a) Calculated by dividing the historical shareholders' equity less the historical book value of non-mandatorily redeemable preferred stock by the number of outstanding common shares. The outstanding common shares do not include shares issuable upon exercise of stock options or conversion of outstanding convertible securities.
(b) Calculated by dividing the historical book value of the TBS Class C Preferred Stock by the number of shares of TBS Class B Common Stock into which the outstanding shares of TBS Class C Preferred Stock are convertible.
(c) Calculated based upon the exchange ratio of 0.75 of a share of New Time Warner Common Stock per share of TBS Common Stock.
(d) Calculated based upon the exchange ratio of 0.80 of a share of New Time Warner Common Stock per share of TBS Class B Common Stock into which the outstanding shares of TBS Class C Preferred Stock are convertible.
(e) Calculated by dividing pro forma shareholders' equity less the book value of non-mandatorily redeemable preferred stock by the expected number of outstanding shares of New Time Warner Common Stock. The expected number of outstanding shares of New Time Warner Common Stock does not include shares issuable upon exercise of stock options or conversion of outstanding convertible securities.

COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

  The Time Warner Common Stock is listed on the NYSE and the PSE under the symbol TWX and on the London Stock Exchange. The Time Warner Preferred Stock is not listed on any securities exchange or publicly traded.

  The TBS Class A Common Stock and the TBS Class B Common Stock are listed on the AMEX under the symbols TBS.A and TBS.B, respectively. The TBS Class C Preferred Stock is not listed on any securities exchange or publicly traded. Each share of TBS Class C Preferred Stock currently is convertible into six shares of TBS Class B Common Stock.

  The table below sets forth, for the calendar quarters indicated, the reported high and low sales prices of Time Warner Common Stock on the NYSE Composite Tape and the TBS Class A Common Stock and TBS Class B Common Stock, in each case based on published financial sources, and the dividends declared on such stock. For each quarter indicated, the cash dividend per share of TBS Class C Preferred Stock was six times the dividend per share of TBS Common Stock.

                          TIME WARNER COMMON STOCK       TBS CLASS A COMMON STOCK     TBS CLASS B COMMON STOCK
                         -----------------------------------------------------------------------------------------
                          HIGH       LOW     DIVIDENDS   HIGH      LOW    DIVIDENDS   HIGH      LOW    DIVIDENDS
                         --------- --------- ------------------- -------- ------------------- -------- -----------
                                                           (IN DOLLARS)
1994
 First Quarter..........    44.250    36.625       .08    27.750   19.500     .0175    27.750   19.875     .0175
 Second Quarter.........    40.625    34.500       .09    20.375   17.000     .0175    20.250   17.000     .0175
 Third Quarter..........    38.750    34.000       .09    20.000   16.375     .0175    20.000   16.625     .0175
 Fourth Quarter.........    37.750    31.500       .09    20.125   14.500     .0175    20.375   14.500     .0175
1995
 First Quarter..........    39.250    33.625       .09    18.750   16.000     .0175    19.125   16.125     .0175
 Second Quarter.........    43.500    34.250       .09    20.750   16.500     .0175    21.250   16.625     .0175
 Third Quarter..........    45.625    38.875       .09    33.500   20.000     .0175    31.875   20.375     .0175
 Fourth Quarter ........    41.250    35.750       .09    27.625   24.625     .0175    28.000   24.750     .0175
1996
 First Quarter..........    45.250    37.250       .09    29.250   24.000     .0175    29.750   24.125     .0175
 Second Quarter.........    42.875    38.125       .09    28.250   24.750     .0175    28.250   24.875     .0175
 Third Quarter
  (through September 4,
  1996).................    39.875    29.750       .09    27.875   22.500     .0175    28.125   22.500     .0175

  On August 29, 1995, the last full trading day preceding the joint public announcement by Time Warner and TBS that they were in discussions regarding a possible business combination, the closing price of Time Warner Common Stock on the NYSE Composite Tape was $42.375 per share, and the closing prices of TBS Class A Common Stock and TBS Class B Common Stock on the AMEX were $23.625 and $24.000, respectively, in each case based on published financial sources. On September 4, 1996, the most recent practicable date prior to the printing of this Joint Proxy Statement/Prospectus, the closing price of Time Warner Common Stock on the NYSE Composite Tape was $32.750 per share, and the closing prices of TBS Class A Common Stock and TBS Class B Common Stock on the AMEX were $24.375 and $24.125, respectively. HOLDERS OF TIME WARNER CAPITAL STOCK AND TBS CAPITAL STOCK ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE TRANSACTION.

  The Merger Agreement contemplates that the New Time Warner Common Stock will be listed on the NYSE, and Time Warner currently expects that the New Time Warner Common Stock will also be listed on the PSE. Time Warner does not expect that any of the New Time Warner Preferred Stock will be listed on any securities exchange or publicly traded.

  The payment of future dividends on New Time Warner Common Stock will be a business decision to be made by the New Time Warner Board from time to time based upon the results of operations and financial condition of New Time Warner and such other factors as the New Time Warner Board considers relevant.

                             THE SPECIAL MEETINGS

  This Joint Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies (a) from the holders of Time Warner Common Stock and Time Warner Voting Preferred Stock by the Time Warner Board for use at the Time Warner Meeting and (b) from the holders of TBS Capital Stock by the TBS Board for use at the TBS Meeting.

TIMES AND PLACES; PURPOSES

  The Time Warner Meeting is scheduled to be held at the Time & Life Building, 1271 Avenue of the Americas, New York, New York 10020, on October 10, 1996, starting at 9:00 a.m., local time. At the Time Warner Meeting, the stockholders of Time Warner will be asked to consider and vote on the TW Merger Proposal and such other matters as may properly come before the Time Warner Meeting.

  The TBS Meeting is scheduled to be held at the Time & Life Building, 1271 Avenue of the Americas, New York, New York 10020, on October 10, 1996, starting at 2:00 p.m., local time. At the TBS Meeting, the shareholders of TBS will be asked to consider and vote on the TBS Merger Proposal and such other matters as may properly come before the TBS Meeting.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

 Time Warner

  The Time Warner Board has fixed August 26, 1996, as the Time Warner Record Date. Only holders of record of shares of Time Warner Common Stock and Time Warner Voting Preferred Stock at the close of business on the Time Warner Record Date are entitled to vote at the Time Warner Meeting. At the close of business on the Time Warner Record Date, there were 384,737,911 shares of Time Warner Common Stock and 33,794,710 shares of Time Warner Voting Preferred Stock outstanding and entitled to vote at the Time Warner Meeting held by approximately 25,000 stockholders of record of Time Warner Common Stock and 14 stockholders of record of Time Warner Voting Preferred Stock.

  Each share of Time Warner Common Stock entitles the holder thereof on the Time Warner Record Date to one vote, and each share of Time Warner Voting Preferred Stock entitles the holder thereof on the Time Warner Record Date to two votes. The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote generally is necessary to constitute a quorum at the Time Warner Meeting. Approval of the TW Merger Proposal (the "TW Merger Approval") requires the affirmative vote, in person or by proxy, of the holders of a majority in voting power of all outstanding shares of Time Warner Common Stock and Time Warner Voting Preferred Stock, voting together as a single class. Abstentions and broker non-votes will have the effect of a vote against the TW Merger Proposal. Shares represented by abstentions and broker non-votes will be counted for purposes of determining whether there is a quorum at the Time Warner Meeting.

  Holders of Time Warner Common Stock are not entitled to appraisal or dissenters' rights in connection with the Time Warner Merger. Holders of record of Time Warner Preferred Stock who do not vote in favor of the TW Merger Proposal and who otherwise comply with the applicable statutory procedures summarized herein will be entitled to appraisal rights under
Section 262 of the DGCL. See "The Transaction--Appraisal and Dissenters'
Rights."

  As of June 30, 1996, directors and executive officers of Time Warner and their affiliates as a group beneficially owned 1,705,372 shares of Time Warner Common Stock and no shares of Time Warner Voting Preferred Stock, or approximately 0.4% of the total number of votes entitled to be cast at the Time Warner Meeting.

 TBS

  The TBS Board has fixed August 26, 1996, as the TBS Record Date. Only holders of record of shares of TBS Capital Stock at the close of business on the TBS Record Date will be entitled to notice of and to vote at the TBS Meeting. At the close of business on the TBS Record Date, there were outstanding and entitled to vote

68,330,388 shares of TBS Class A Common Stock, 140,379,236 shares of TBS Class B Common Stock and 12,396,976 shares of TBS Class C Preferred Stock. Each share of TBS Class A Common Stock entitles the holder thereof to two votes, each share of TBS Class B Common Stock entitles the holder thereof to one-fifth of a vote and each share of TBS Class C Preferred Stock entitles the holder thereof to vote as though such holder held the six shares of the TBS Class B Common Stock into which each share of TBS Class C Preferred Stock is currently convertible (i.e., one and one-fifth votes per share of TBS Class C Preferred Stock). At the TBS Meeting, the presence, in person or by proxy, of a majority of the votes entitled to be cast by the holders of (a) TBS Capital Stock is necessary to constitute a quorum of the TBS Capital Stock, (b) TBS Common Stock is necessary to constitute a quorum of the TBS Common Stock and
(c) TBS Class C Preferred Stock is necessary to constitute a quorum of the TBS Class C Preferred Stock.

  Approval of the TBS Merger Proposal by holders of TBS Capital Stock requires the affirmative vote of (a) a majority of the voting power of the outstanding shares of TBS Capital Stock, voting together as a single group, (b) a majority of the voting power of the outstanding shares of TBS Common Stock, voting together as a single group, and (c) a majority of the outstanding shares of TBS Class C Preferred Stock, voting as a separate class (collectively, the "TBS Merger Approval"). Abstentions and broker non-votes will have the effect of votes against the TBS Merger Proposal.

  Holders of TBS Class A Common Stock, TBS Class B Common Stock and TBS Class C Preferred Stock who do not vote in favor of the TBS Merger Proposal and who otherwise comply with the applicable statutory procedures summarized herein will be entitled to assert dissenters' rights with respect to the TBS Merger under and in accordance with Article 13 of the GBCC. See "The Transaction-- Appraisal and Dissenters' Rights."

  As of June 30, 1996, TBS's directors, executive officers and their affiliates (other than TCI and Time Warner), as a group, were entitled to vote 57,737,225 shares of TBS Class A Common Stock, 25,544,196 shares of TBS Class B Common Stock and no shares of TBS Class C Preferred Stock. Such shares represent 67.2% of the total combined voting power of the TBS Capital Stock entitled to vote at the TBS Meeting and 73.2% of the total combined voting power of the TBS Common Stock entitled to vote at the TBS Meeting.

  Pursuant to the Support Agreement, the Turner Shareholders have agreed to vote all shares of TBS Capital Stock that they are entitled to vote at the TBS Meeting in favor of the approval of the TBS Merger Proposal. See "Certain Related Agreements--Support Agreement." In addition, pursuant to the LMC Agreement, LMC and certain of its subsidiaries have agreed, subject to the conditions set forth in the LMC Agreement, to vote all shares of TBS Capital Stock that they are entitled to vote at the TBS Meeting in favor of the approval of the TBS Merger Proposal. See "TCI Arrangements--LMC Agreement." Pursuant to the Merger Agreement, Time Warner has agreed to vote or cause to be voted all shares of TBS Capital Stock owned of record by Time Warner or any of its subsidiaries in favor of the approval of the TBS Merger Proposal. As of June 30, 1996, the shares of TBS Capital Stock that the Turner Shareholders, LMC and such subsidiaries of LMC and Time Warner and its subsidiaries are entitled to vote at the TBS Meeting represented, in the aggregate, 81.5% of the total combined voting power of the TBS Capital Stock entitled to vote at the TBS Meeting, 80.8% of the total combined voting power of the TBS Common Stock entitled to vote at the TBS Meeting, and 88.5% of the shares of TBS Class C Preferred Stock entitled to vote at the TBS Meeting. ACCORDINGLY (ASSUMING THE SATISFACTION OR WAIVER BY LMC OF THE CONDITIONS CONTAINED IN THE LMC AGREEMENT), APPROVAL OF THE TBS MERGER PROPOSAL IS ASSURED, REGARDLESS OF THE VOTE OF ANY OTHER SHAREHOLDER OF TBS.

PROXIES

 Time Warner

  All shares of Time Warner Common Stock and Time Warner Voting Preferred Stock represented at the Time Warner Meeting by properly executed proxies received prior to or at the Time Warner Meeting, and not revoked, will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted FOR the TW Merger Proposal. No stockholder of record may appoint more than three persons to act as his or her proxy at the Time Warner Meeting.

  If any other matters are properly presented for consideration at the Time Warner Meeting, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote, except that any proxy marked AGAINST the TW Merger Proposal will not be voted on any proposal to adjourn the Time Warner Meeting. In accordance with the Time Warner By-laws, the Time Warner Meeting may be adjourned, including by the Chairman, in order to permit the solicitation of additional proxies with respect to the TW Merger Proposal. Time Warner does not currently anticipate that any other matters will be raised at the Time Warner Meeting.

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) filing with the Secretary of Time Warner, at or before the taking of the vote at the Time Warner Meeting, a written notice of revocation bearing a later date than the proxy, (b) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Time Warner before the taking of the vote at the Time Warner Meeting or (c) attending the Time Warner Meeting and voting in person (although attendance at the Time Warner Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent and delivered to Time Warner Inc., 75 Rockefeller Plaza, New York, New York 10019, Attention: Secretary, or hand delivered to the Secretary of Time Warner at or before the taking of the vote at the Time Warner Meeting.

  All expenses of solicitation of proxies from Time Warner stockholders will be borne by Time Warner. Time Warner will solicit proxies by mail, and Time Warner's directors, officers and employees may also solicit proxies by telephone, telegram, facsimile or personal interview. These persons will receive no additional compensation for these services but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. In addition, Time Warner has retained D.F. King & Co., Inc., at an estimated cost of $40,000, plus reimbursement of expenses, to assist in Time Warner's solicitation of proxies from brokers, nominees, institutions and individuals. Continuing arrangements also will be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and Time Warner will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

  HOLDERS OF TIME WARNER CAPITAL STOCK SHOULD NOT SEND ANY CERTIFICATES REPRESENTING SHARES OF TIME WARNER CAPITAL STOCK WITH THE ENCLOSED PROXY CARD. IF THE TIME WARNER MERGER IS CONSUMMATED, CERTIFICATES THAT, PRIOR TO CONSUMMATION OF THE TIME WARNER MERGER, REPRESENTED SHARES OF TIME WARNER CAPITAL STOCK WILL, FOLLOWING CONSUMMATION OF THE TIME WARNER MERGER, REPRESENT SHARES OF NEW TIME WARNER CAPITAL STOCK WITH NO ACTION REQUIRED ON THE PART OF THE HOLDERS OF TIME WARNER CAPITAL STOCK.

 TBS

  Shares of TBS Capital Stock entitled to vote at the TBS Meeting (including any adjournment or postponement thereof) and which are represented by properly executed proxies in the form enclosed with this Joint Proxy Statement/Prospectus will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. To the extent instructions are not indicated, shares will be voted FOR the TBS Merger Proposal, and in the discretion of the proxy holder as to any other matter that may properly come before the TBS Meeting. A TBS shareholder who has given a proxy may revoke it at any time prior to its being voted at the TBS Meeting by delivering a new duly executed proxy with a later date or by delivering a written notice of revocation to the Secretary of TBS prior to the taking of the vote at the TBS Meeting or by appearing and voting in person at the TBS Meeting. Any written notice of revocation or subsequent proxy should be sent or delivered to Turner Broadcasting System, Inc., One CNN Center, Atlanta, Georgia 30303, Attention: Secretary, or hand delivered to the Secretary of TBS prior to the taking of the vote at the TBS Meeting.

  In addition to mailing this material to TBS shareholders, TBS has asked custodians, nominees and fiduciaries to forward copies to persons for whom they hold shares of TBS Capital Stock and to request authority for execution of proxies. TBS will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so. Officers and employees of TBS may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. TBS will pay all of its expenses in connection with the solicitation of proxies for the TBS Meeting. TBS does not intend to employ any other party to assist in the solicitation of proxies.

  HOLDERS OF TBS CAPITAL STOCK SHOULD NOT SEND ANY CERTIFICATES REPRESENTING SHARES OF TBS CAPITAL STOCK WITH THE ENCLOSED PROXY CARD. IF THE TBS MERGER IS CONSUMMATED, A LETTER OF TRANSMITTAL WILL BE MAILED TO EACH PERSON WHO WAS A HOLDER OF OUTSTANDING SHARES OF TBS CAPITAL STOCK IMMEDIATELY PRIOR TO THE CONSUMMATION OF THE TBS MERGER. TBS SHAREHOLDERS SHOULD SEND CERTIFICATES REPRESENTING TBS CAPITAL STOCK TO THE EXCHANGE AGENT ONLY AFTER THEY RECEIVE, AND IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN, THE LETTER OF TRANSMITTAL.

                                THE TRANSACTION

BACKGROUND

  In June 1987, TBS issued 12,396,976 units of its securities (the "Units Offering") to a group of investors that had ongoing business relationships with TBS, principally as owners or affiliates of owners of cable television systems that distribute TBS's programming services (the "Cable Operators"). Each unit consisted of one share of TBS Class B Cumulative Preferred Stock ("TBS Class B Preferred Stock") and one share of TBS Class C Preferred Stock. The Cable Operators included affiliates of Time Inc. ("Time"), Warner Communications Inc. ("WCI"), TCI and Continental Cablevision, Inc. ("Continental"). The proceeds from the Units Offering, approximately $561 million, were used by TBS to redeem all outstanding shares of TBS's Series A Cumulative Preferred Stock. References herein to the relative ownership of shares of TBS Capital Stock by Time Warner during the period prior to consummation in 1990 of the merger of WCI and a subsidiary of Time Warner (the "WCI Acquisition") include shares owned by both Time and WCI and their respective affiliates.

  Each share of TBS Class C Preferred Stock initially was convertible into one share of common stock of TBS and, as a result of the August 1987 reclassification of the TBS common stock into TBS Class A Common Stock and TBS Class B Common Stock and a three-for-one stock split in 1990, is currently convertible into six shares of TBS Class B Common Stock. Dividends on the TBS Class C Preferred Stock are payable pro rata when, as and if declared by the TBS Board out of funds legally available therefor as though each share of TBS Class C Preferred Stock had been converted into the TBS Class B Common Stock underlying such TBS Class C Preferred Stock.

  The holders of TBS Class C Preferred Stock are entitled to vote, together with holders of TBS Common Stock as a single group except as described below and as otherwise required by applicable law, as though the TBS Class C Preferred Stock had been converted into TBS Class B Common Stock. As a result, each share of TBS Class C Preferred Stock was initially entitled to one vote per share (which, as a result of the August 1987 reclassification, was reduced to two-fifths vote per share). The shares of TBS Class C Preferred Stock issued in the Units Offering in the aggregate represented approximately 36% of the combined voting power of the voting securities of TBS outstanding at the time of the consummation of the Units Offering (approximately 15% of such combined voting power following such August 1987 reclassification). The shares of TBS Class C Preferred Stock issued to Time Warner and TCI in the Units Offering represented approximately 13% and 16%, respectively, of the combined voting power of the TBS common stock and the TBS Class C Preferred Stock outstanding upon consummation of the Units Offering and 37% and 44%, respectively, of the TBS Class C Preferred Stock outstanding at such time.

  In 1988 and 1989, TBS issued an aggregate of approximately four million shares of TBS Class B Common Stock to pay accrued dividends on the TBS Class C Preferred Stock. In March 1991, TBS issued an additional approximately 2.3 million shares of TBS Class B Common Stock on the reinvestment by holders of 86% of the outstanding TBS Class B Preferred Stock of cash dividends paid by TBS. In June 1991, holders of 98.6% of the outstanding shares of TBS Class B Preferred Stock exchanged their shares for approximately 24.2 million shares of TBS Class B Common Stock. TBS redeemed the remaining TBS Class B Preferred Stock in December 1992.

  In connection with the Units Offering, the TBS Articles and the By-Laws of TBS (the "TBS By-Laws") were amended to extend certain rights to the holders of TBS Class C Preferred Stock. The TBS Articles, as so amended, provide that, so long as at least four million shares of TBS Class C Preferred Stock are outstanding, the holders of the TBS Class C Preferred Stock have the right to vote as a separate class for the election of seven directors (the "Class C Directors") and on certain other matters as described below (the "Special Voting Rights"). Holders of TBS Common Stock, voting as a separate class, are entitled to elect the remaining eight TBS directors (the "Common Stock Directors"). Pursuant to a Voting Agreement entered into among TCI, Time, WCI and Continental and certain of their affiliates concurrently with the Units Offering (the "TBS Voting Agreement"), TCI and Time as a group are entitled to nominate five Class C Directors and WCI and Continental are each entitled to nominate one Class C Director. In addition, such parties agreed to vote all shares of TBS Class C Preferred Stock beneficially owned by them in favor of the election to the TBS Board of each such nominee. Nominees for election to the TBS Board as Class C Directors and Common Stock Directors are selected prior to each annual meeting of shareholders by a majority vote of the then existing directors of each respective class. Directors of each class may be removed only by the holders of shares of such class, and vacancies in any class of directors may be filled only by the directors of such class or, in the case of removal, by the holders of shares of such class.

  In addition to the right to elect seven directors, under the TBS Articles holders of TBS Class C Preferred Stock have Special Voting Rights with respect to certain matters, including (a) the disposition by TBS of shares of capital stock of any significant subsidiary of TBS (defined to exclude Atlanta National League Baseball Club, Inc. and Atlanta Hawks, Inc.) or of a substantial portion of the assets of TBS or any significant subsidiary of TBS not in the ordinary course of business, other than pledges or similar security interests securing bona fide indebtedness, (b) the merger or consolidation of TBS or any significant subsidiary of TBS with any other entity (other than certain mergers between subsidiaries of TBS or between TBS and any such subsidiary) or the dissolution or liquidation of TBS or any significant subsidiary of TBS (with certain exceptions) and (c) issuances by TBS of shares of its capital stock (with limited exceptions with respect to issuances pursuant to then outstanding or existing options, warrants, convertible securities or stock option or stock purchase plans).

  The TBS By-Laws require the affirmative vote of at least 12 members of the TBS Board, at least four of whom must be Class C Directors, on specified matters, including (a) approval of certain detailed annual budgets (the "Budgets"), (b) the making of commitments by TBS not provided for in the Budgets, which involve amounts in excess of $2 million for any one item or $5 million in the aggregate in any fiscal year, (c) the disposition by TBS of assets having an aggregate fair market value in excess of $2 million for any one disposition or $5 million for all dispositions by TBS, whether or not related, in any fiscal year, except for dispositions contemplated by the Budgets, (d) the acquisition by TBS of any other business for a purchase price in excess of, the acquisition by TBS of assets not comprising a business having an aggregate fair market value in excess of, or the making of any other capital expenditures not provided for in the Budgets which are in excess of, $2 million for any one acquisition or expenditure or $5 million in the aggregate for all such acquisitions or expenditures by TBS in any fiscal year,
(e) the incurrence by TBS of any indebtedness, any refinancings of outstanding indebtedness of TBS, or the issuance by TBS of any debt securities, (f) the approval of any amendments to the TBS Articles or the TBS By-Laws, (g) the issuance by TBS of any shares of its capital stock or any of its other securities or the split-up, combination or reclassification of the capital stock of TBS (with limited exceptions), (h) the declaration or payment of any dividend on the capital stock or other securities of TBS other than the payment of dividends by a subsidiary to TBS, (i) the merger or consolidation of TBS with or into any person or the dissolution or liquidation of TBS and
(j) the entering into by TBS of material contracts, except in the ordinary course of business. If, as to any matter, a director has an interest either himself or herself or through his or her affiliates (an "interested director"), such interested director must abstain from the vote on such matter, and the total number of affirmative votes required to authorize such matter is reduced by one vote for each interested director. If, as to any such matter, any of the interested directors is a Class C Director, the required vote of the Class C Directors with respect to such matter is deemed satisfied only if the matter is approved by the vote of at least 50% of the Class C Directors who are not interested directors as to such matter. A director is deemed to have an interest in such a matter only if (i) such matter is the approval of an agreement or transaction to which TBS (or any of its subsidiaries) and such director or any of his or her affiliates are parties or
(ii) such director otherwise determines that he or she either directly or through his or her affiliates has an interest in the matter and advises the TBS Board that he or she has determined to abstain from the vote on such matter.

  Concurrently with the closing of the Units Offering, the Cable Operators, TBS and Mr. Turner entered into a Shareholders' Agreement (the "TBS Shareholders' Agreement"), and TBS and the Cable Operators entered into an Investors' Agreement (the "TBS Investors' Agreement"). In addition, Time, TCI, and certain affiliates of Time and TCI entered into an agreement (the "Time/TCI Agreement") with respect to their rights under the TBS Shareholders' Agreement and other matters. Pursuant to the TBS Shareholders' Agreement, Mr. Turner agreed to vote all shares of TBS Common Stock held of record by him and all shares as to which he has voting control, and each Cable Operator agreed to vote all shares of TBS Class C Preferred Stock and all TBS Common Stock held of record by such Cable Operator, and all shares as to which such Cable Operator has voting control, (a) in accordance with the decision of the TBS Board on all matters that require the affirmative vote of at least 12 members of the TBS Board (other than those matters that require a separate vote of the holders of the TBS Class C Preferred Stock under applicable law or the TBS Articles) and (b) for the election of the Common Stock Directors nominated from time to time by the TBS Board.

  Under the TBS Shareholders' Agreement, Mr. Turner may dispose of TBS Common Stock or securities that are convertible into TBS Common Stock ("TBS Convertible Securities") unless and until any such disposition would result in either (a) Mr. Turner's beneficially owning TBS Common Stock representing less than 51% of the combined voting power of the outstanding TBS Common Stock and TBS Class C Preferred Stock or (b) Mr. Turner's beneficially owning TBS Common Stock, including shares underlying TBS Convertible Securities he owns, representing less than 51% of the total voting power represented by the sum of the TBS Common Stock then outstanding, the TBS Common Stock underlying all TBS Convertible Securities then outstanding and the TBS Common Stock that could be issued (either directly or upon conversion of TBS Convertible Securities) without the approval of the holders of the TBS Class C Preferred Stock (any such effect under such clause (a) or clause (b), a "Prohibited Turner Effect"). The TBS Shareholders' Agreement provides that Mr. Turner will not make a disposition of TBS Common Stock or TBS Convertible Securities that would have a Prohibited Turner Effect, other than a sale of all but not less than all of the shares of TBS Capital Stock owned by Mr. Turner to a party that is not (and after the purchase would not be) an affiliate of Mr. Turner or pursuant to an exercise of the right of first refusal (described below). The TBS Shareholders' Agreement provides that if Mr. Turner receives a bona fide offer from a third party that is not an affiliate of Mr. Turner to purchase his TBS Common Stock and TBS Convertible Securities, he may not consummate such sale unless he first offers to sell such securities to the Cable Operators for an equivalent cash consideration and on terms no more favorable to him than those offered by the third party, and such offer is then rejected or does not result in a sale to the Cable Operators. In addition, the TBS Shareholders' Agreement provides that a purchaser of Mr. Turner's securities, whether purchasing pursuant to a third party bona fide offer or pursuant to exercise of the right of first refusal, must also agree to make available, or cause TBS to make available, to TBS shareholders (other than Mr. Turner, the Cable Operators and the purchasing party) the opportunity to receive, in exchange for their shares of TBS Common Stock and TBS Convertible Securities, consideration in an amount per share equal to the per share price payable to Mr. Turner for his securities. The TBS Shareholders' Agreement also includes a "take-along" provision that requires that a third party purchaser of all of Mr. Turner's securities must also agree to purchase, and the Cable Operators to sell, all the shares of TBS Class C Preferred Stock owned by the Cable Operators, and obligates such third party to purchase any shares of TBS Common Stock that the Cable Operators desire to sell, in each case for a price per share (assuming the conversion of the TBS Class C Preferred Stock into TBS Common Stock) equivalent to the consideration per share to be received by Mr. Turner.

  The TBS Investors Agreement provides, generally, that none of the Cable Operators may convert or make any disposition of any of its shares of TBS Class C Preferred Stock unless it first offers to sell to the other Cable Operators all of the shares of TBS Class C Preferred Stock that such Cable Operator proposes to convert or dispose of for a purchase price equal to the current market price of the shares of TBS Class B Common Stock into which such shares are convertible.

  Under the Time/TCI Agreement, Time and its controlled affiliates (the "Time Group") are entitled to nominate two of the five Class C Directors that Time and TCI as a group are entitled to nominate under the terms of the TBS Voting Agreement, and TCI and certain of its controlled affiliates (the "TCI Group" and each of the Time Group and the TCI Group, a "Group") are entitled to nominate three such Class C Directors. The Time/TCI Agreement provides that the Time Group will vote all its shares of TBS Capital Stock in favor of the election to the TBS Board of each nominee of the TCI Group, and the TCI Group will vote all its shares of TBS Capital Stock in favor of the election to the TBS Board of each nominee of the Time Group. The Time/TCI Agreement also provides, except as to voting for TBS directors (as described in the preceding sentence) and except as otherwise provided in the TBS Shareholders' Agreement, that each Group will consult and agree with the other Group as to the voting of all TBS Capital Stock owned by the members of such Group on all matters presented to a vote of holders of shares of TBS Capital Stock, and the members of each Group will vote their shares of TBS Capital Stock in accordance with any such agreement. However, if the Time Group and the TCI Group are unable to reach agreement on any such matter submitted to a shareholder vote, the members of each Group must vote all their shares of TBS Capital Stock against the approval of such matter. As a result of (a) the obligation described in the immediately preceding sentence, (b) the requirement of the TBS Articles that any merger involving TBS be approved by a majority of the TBS Class C Preferred Stock and (c) the fact that Time Warner and TCI together hold a majority of the TBS Class C Preferred Stock, any merger involving TBS (including the TBS Merger) requires the approval of both Time Warner and TCI.

  Beginning in late 1992 and continuing through early 1993, representatives of TBS, Time Warner and TCI discussed a number of potential transactions relating to TBS, including potential transactions in which various assets of TBS would be sold to, or TBS or related entities would engage in some form of business combination with, Time Warner or TCI or both. The parties were unable to reach any understanding with respect to any such transaction, and such discussions ceased by early May 1993.

  In early 1995, TBS, Time Warner and TCI commenced discussions regarding a possible reorganization of Time Warner's and TCI's shareholder interests in TBS. Such discussions included consideration of a possible purchase by TCI of all of Time Warner's interest in TBS and the implementation of changes to the terms of the securities held by TCI to position TBS to pursue the acquisition of a broadcast television network consistent with existing regulatory restrictions under the Communications Act and the rules and regulations of the FCC thereunder. The parties also discussed possible transactions in which TBS would participate in such a purchase of Time Warner's interest in TBS through the distribution to the holders of TBS Class C Preferred Stock (other than Time Warner) of an unspecified amount of cash, the issuance to TCI of additional TBS securities, the repurchase of a portion of Time Warner's interest by TBS or some combination of the foregoing. During these discussions, Time Warner indicated that it would then be willing to sell its minority interest in TBS for a cash price equivalent to $30 per share of TBS Common Stock on a pretax basis. Ultimately, the parties could not agree on the terms of any such transaction and such discussions ceased in late March 1995.

  Following the termination of the discussions related to a direct or indirect purchase by TCI of Time Warner's interest in TBS, Time Warner and TBS continued to discuss the possible repurchase by TBS of all of Time Warner's interest in TBS. TBS pursued these discussions in light of Time Warner's expressed desire to monetize its interest in TBS, TBS's desire to better position TBS to pursue the purchase of a broadcast television network and the view of the TBS senior management that Time Warner did not share TBS's vision for a long-term strategic plan for TBS as a stand-alone entity. The principal areas in which the parties' views of the long-term strategic plan had differed were TBS's interest in acquiring theatrical production operations, acquiring a broadcast television network and diversifying its programming offerings into new areas, such as in-home shopping. The discussions between Time Warner and TBS focused on a transaction in which Time Warner would exchange its interest in TBS on a tax-free basis for a business consisting of certain operating assets of TBS and cash. Representatives of TBS and Time Warner held a number of meetings during the summer of 1995 to develop the overall structure of a possible transaction, which was subject to a number of significant uncertainties, including the receipt of a favorable ruling from the Internal Revenue Service (the "IRS"). In August 1995, the legal advisors to TBS and Time Warner began preparing a ruling request and had discussions with the IRS regarding its willingness to rule that such proposed transaction would qualify for tax-free treatment.

  On August 19, 1995, Gerald M. Levin, Chairman and Chief Executive Officer of Time Warner, met with Mr. Turner and suggested that Time Warner and TBS consider a combination of the two companies on a stock-for-stock basis. Over the course of the following week, Mr. Levin, Mr. Turner and John C. Malone, Chairman of TCI, discussed a possible stock-for-stock combination of Time Warner and TBS and the possible terms of such a combination. Such terms included the exchange ratio of shares of Time Warner Common Stock for shares of TBS Capital Stock and the terms under which TCI and its affiliates would be restricted, for regulatory reasons, in their ability to vote shares of Time Warner Common Stock received by them in such a combination. On August 25, 1995, the parties agreed to proceed to negotiate the terms of a combination of Time Warner and TBS on the basis of an exchange ratio of 0.75 of a share of Time Warner Common Stock for each share of TBS Common Stock and 4.80 shares of Time Warner Common Stock for each share of TBS Class C Preferred Stock and the terms upon which TCI would agree to support the proposed stock-for-stock combination.

  On August 26, 1995, Time Warner and TBS executed a confidentiality agreement and commenced legal and financial due diligence. On August 28, 1995, the Time Warner Board held a special meeting to review the status of the discussions with TBS regarding a possible stock-for-stock combination.

  On August 30, 1995, Time Warner and TBS announced that they were negotiating the terms of a stock-for-stock combination of Time Warner and TBS. On that day, a special meeting of the TBS Board was held to consider the proposed transaction. During such meeting, (a) members of TBS senior management and TBS's legal advisors reviewed with the TBS Board the status of negotiations with Time Warner and TCI and the terms of the proposed transaction, (b) CS First Boston reviewed certain matters with the TBS Board, including the valuation methodologies to be utilized by CS First Boston for purposes of its financial analyses, and (c) TBS's legal advisors made a presentation to the TBS Board with respect to the fiduciary duties of the TBS directors in connection with the proposed transaction.

  During the period between August 26, 1995 and September 22, 1995, representatives of Time Warner, TBS and TCI, together with their respective legal and financial advisors, met frequently to continue to identify and resolve open issues and to negotiate the final terms of the proposed transaction and the proposed arrangements with TCI.

  On September 18, 1995, a meeting of the members of the Time Warner Board who, in the Time Warner Board's judgment, have no direct or indirect material economic relationship with Time Warner other than as a result of stock ownership or customary directors' compensation (the "Unaffiliated Directors") was held to review the terms of the proposed transaction, including the arrangements with TCI. The Unaffiliated Directors determined at such meeting to retain separate legal counsel to assist in their review of the proposed transaction. On September 19 and 20, 1995, representatives of TBS and its legal advisors met in informal informational sessions with certain directors of TBS. At such sessions, the status of negotiations with Time Warner and the remaining open issues, terms of the proposed arrangements with TCI, legal standards applicable to directors and other matters with respect to the proposed transaction were discussed. On September 20, 1995, representatives of senior management of Time Warner met in informal informational sessions with directors of Time Warner to discuss the proposed transaction.

  A meeting of the Time Warner Board was held on September 21, 1995, to consider the proposed Merger Agreement, the other proposed Transaction Agreements and the transactions contemplated thereby. At this meeting, presentations were made to the Time Warner Board by members of the senior management of Time Warner, Time Warner's legal advisors and Morgan Stanley, financial advisor to Time Warner. Members of the senior management of Time Warner, together with Time Warner's advisors, reviewed with the Time Warner Board the background of the proposed transaction, financial and other analyses of TBS, required corporate and governmental approvals and procedures and the terms of the proposed Transaction Agreements and the transactions contemplated thereby. Morgan Stanley delivered its oral opinion (subsequently confirmed in writing) to the Time Warner Board that, as of the date of such opinion and based upon and subject to the matters stated therein, the ratio contemplated by the proposed Merger Agreement for the exchange of Time Warner Common Stock for TBS Capital Stock and the consideration to be paid by Time Warner for the option to acquire SSSI as contemplated by the TCI Arrangements, as proposed at that time (the "Prior TCI Arrangements"), taken together, were fair to Time Warner from a financial point of view. After discussing the terms of the proposed Transaction Agreements and the transactions contemplated thereby and the various presentations, the Time Warner Board adjourned its meeting. The Unaffiliated Directors also met separately with their legal counsel to review the proposed transaction.

  The Time Warner Board reconvened on September 22, 1995. After further deliberation, the Time Warner Board unanimously approved the terms of the Merger Agreement and the other Transaction Agreements to be executed by Time Warner and its subsidiaries and the transactions contemplated thereby and authorized the execution of the Merger Agreement and such other Transaction Agreements.

  On September 21, 1995, a special meeting of the TBS Board was held to consider the proposed transaction. During such meeting, (a) TBS's legal advisors made a presentation to the TBS Board with respect to the fiduciary duties of the TBS directors with respect to the proposed transaction and related transactions, (b) TBS's legal advisors made a presentation with respect to the terms of the Merger Agreement and certain of the other Transaction Agreements, members of senior management of TBS made a presentation with respect to certain agreements to be entered into by TCI and TBS and counsel to TCI (who attended a portion of the meeting at the request of TBS) made a presentation with respect to certain agreements to be entered into by TCI and Time Warner, (c) CS First Boston made a financial presentation to the TBS Board with respect to the proposed transaction, (d) Merrill Lynch discussed the proposed transaction with the TBS Board and made a financial presentation to the TBS Board with respect to the terms of the Prior TCI Arrangements and (e) a member of senior management of TBS and TBS's legal advisors made a presentation with respect to the corporate and governmental approval procedures in connection with the proposed transaction, including the approvals by the TBS Board and TBS shareholders required under the TBS Articles and TBS By-Laws and existing contractual arrangements among certain shareholders of TBS, and the requisite FCC and antitrust filings and approvals. In addition, special counsel to TBS made a presentation to the TBS Board with respect to the engagement by TBS of MC Group, an entity of which Michael R. Milken is the president, including the terms of the engagement, the restrictions imposed on the activities of MC Group as a result of its affiliation with Mr. Milken, information with respect to fees paid to consultants and advisors in certain other large acquisition transactions and the legal standards applicable to directors of a Georgia corporation in considering such matters. The information concerning large acquisition transactions referred to in the previous sentence included (i) information from publicly available sources regarding the fees paid to consultants in connection with the acquisition of MCA Inc. ("MCA") by Matsushita Electric Industrial Co., Ltd. ("Matsushita"), the acquisition of American Cyanamid Company by American Home Products Corp., the acquisition of Squibb Corporation by Bristol-Myers Co., the acquisition of Hospital Corporation of America by HCA-Hospital Corporation of America, the acquisition of Kraft Inc. by Philip Morris Inc. and the acquisition of Fort Howard Corp. by HF Acquisition Corp., in which fees payable to one or more consultants ranged from approximately 0.20% to 1.1% of the total value of the transaction, as compared to approximately 0.47% of the total value of the Transaction in the case of the $40 million fee proposed to be paid by TBS to MC Group, or 0.56% of such value in the case of the aggregate $48 million of fees proposed to be paid by TBS to MC Group, CS First Boston, Merrill Lynch and Capital City Advisors, Inc. ("Capital City"), another consultant to TBS (the value of the Transaction, in each case, based on the closing price of Time Warner Common Stock on September 21, 1995), and (ii) information provided by representatives of MC Group with respect to consulting fees previously paid to MC Group in connection with a recent joint venture between The News Corporation Limited and MCI Communications Corporation and a recent transaction between Fox Television Stations, Inc. and New World Communications Group Incorporated in which the fees payable to MC Group, in each case, represented approximately 2% to 3% of the total value of the transaction. See "--Certain Fees and Expenses."

  During the Merrill Lynch presentation, the TBS directors raised questions regarding certain of the assumptions provided by TBS management as well as other assumptions used by Merrill Lynch to prepare its analysis with respect to the Prior TCI Arrangements. These questions principally related to (a) the assumptions relating to the growth rate in cable subscribers on TCI-affiliated cable systems and the growth rate in subscribers for TBS's recently launched cable networks and (b) the range of discount rates utilized by Merrill Lynch in evaluating the Prior TCI Arrangements generally. The TBS Board requested that Merrill Lynch perform additional analyses and make a presentation with respect thereto at the continuation of the meeting of the TBS Board to be held the following day. In addition, during this meeting, Timothy P. Neher, the Vice Chairman of the Board of Continental and a Class C Director of TBS, and Brian L. Roberts, the President of Comcast Corporation ("Comcast") and a Common Stock Director of TBS, each determined, after consultation with his respective counsel, that, due to the interests of his employer in the effects of the proposed transaction, he had a conflict of interest, and each declared himself to be an interested director with respect to the proposed transaction under the TBS By-Laws and informed the TBS Board that he would abstain from voting on the proposed transaction. Thereafter, each of Messrs. Neher and Roberts recused himself from further consideration of the proposed transaction and left the meeting, following which the remaining directors resumed their deliberations with respect to the proposed transaction.

  On September 22, 1995, the special meeting of the TBS Board was reconvened to consider and vote upon the Transaction. During such meeting, Merrill Lynch, in response to the request of the TBS directors made the prior day, made a financial presentation to the TBS Board with respect to the Prior TCI Arrangements using certain revised assumptions provided by TBS senior management. Merrill Lynch rendered its oral opinion (which was subsequently confirmed in writing) to the effect that, as of September 22, 1995, and based upon and subject to the matters stated therein, (a) the consideration to be received by shareholders of TBS (other than TCI and its affiliates and Time Warner) pursuant to the TBS Merger was fair to such holders from a financial point of view and (b) in the context of the governance arrangements relating to TBS's ability to consummate the TBS Merger, the financial terms of the Prior TCI Arrangements were fair from a financial point of view to TBS and its shareholders (other than TCI and its affiliates and Time Warner). CS First Boston rendered to the TBS Board an oral opinion (which was subsequently confirmed in writing) to the effect that, as of September 22, 1995 and based upon and subject to the matters stated therein, the consideration to be received by the holders of TBS Capital Stock (other than Time Warner and its affiliates) in the TBS Merger was fair to such holders from a financial point of view. TBS, in consultation with its legal advisors, had determined that Mr. Levin, Joseph J. Collins and Michael J. Fuchs, Time Warner's then designees as Class C Directors of TBS; Dr. Malone, Peter R. Barton and Fred A. Vierra, TCI's designees as Class C Directors of TBS; and Mr. Turner, a Common Stock Director, were interested directors under the applicable provisions of the TBS By-Laws. In addition, as permitted by the TBS By-Laws and as described above, Mr. Neher and Mr. Roberts had each declared himself interested with respect to the proposed transaction. Under the TBS By-Laws, none of the interested directors of TBS was eligible to vote with respect to the proposed transaction. Thereafter, the TBS Board, by a unanimous vote of the six directors eligible to vote, approved the terms of the Merger Agreement and the other Transaction Agreements to be executed by TBS and its subsidiaries and the transactions contemplated thereby and authorized the execution of the Merger Agreement and such other Transaction Agreements. In addition, the TBS Board approved the payment of fees, conditioned upon consummation of the Mergers, of $40 million to MC Group and $3 million to Capital City. See "-- Certain Fees and Expenses."

  Time Warner and TBS announced on September 22, 1995 that they had agreed to the combination of TBS with Time Warner at an exchange ratio of 0.75 of a share of Time Warner Common Stock for each share of TBS Common Stock and 4.80 shares of Time Warner Common Stock for each share of TBS Class C Preferred Stock. Thereafter, the parties and their advisors proceeded to finalize the forms of the Merger Agreement and the other Transaction Agreements. Following the finalization of the Transaction Agreements, the parties executed the Merger Agreement (in its original form), the LMC Agreement (in its original form), the Support Agreement and certain other Transaction Agreements.

  The Merger Agreement, as originally executed, contemplated a transaction in which TBS would be merged with a wholly owned subsidiary of Time Warner but contained provisions relating to an amendment to the Merger Agreement if the parties agreed to alter the form of the Transaction. Time Warner and TBS subsequently concluded that it would be desirable to revise the transaction structure such that Time Warner and TBS would each become a wholly owned subsidiary of a holding company. To give effect to this revised structure, Time Warner and TBS, advised by their respective legal counsel, agreed to amend and restate the original Merger Agreement. At a meeting of the Time Warner Board held on November 16, 1995, the Time Warner Board approved the form of the Merger Agreement, as so amended and restated. At the request of the Time Warner Board, Morgan Stanley subsequently confirmed its opinion that, as of November 16, 1995, and based upon and subject to the matters stated therein, the ratio contemplated by the Merger Agreement for the exchange of New Time Warner Common Stock for TBS Capital Stock and the consideration to be paid by New Time Warner for the option to acquire SSSI as contemplated by the Prior TCI Arrangements, taken together, were fair to New Time Warner and its subsidiary, Time Warner, from a financial point of view. At a special meeting of the TBS Board held on November 21, 1995, the TBS Board approved the form of the Merger Agreement, as so amended and restated. At such meeting, CS First Boston rendered to the TBS Board an oral opinion (subsequently confirmed in writing) to the effect that, as of November 21, 1995 and based upon and subject to the matters stated therein, the consideration to be received by the holders of TBS Capital Stock (other than Time Warner and its affiliates) in the TBS Merger was fair to such holders from a financial point of view. In addition, at such meeting Merrill Lynch advised the TBS Board that the amendments to the Merger Agreement did not alter the conclusions reached in its opinion previously delivered to the TBS Board to the effect that, as of September 22, 1995, and based upon and subject to the matters stated therein,
(a) the consideration to be received by shareholders of TBS (other than TCI and its affiliates and Time Warner) pursuant to the TBS Merger was fair to such holders from a financial point of view and (b) in the context of the governance arrangements relating to TBS's ability to consummate the TBS Merger, the financial terms of the Prior TCI Arrangements were fair from a financial point of view to TBS and its shareholders (other than TCI and its affiliates and Time Warner). The parties thereafter executed the amended and restated Merger Agreement, and Time Warner, New Time Warner and LMC executed the LMC Agreement, as amended and restated to reflect the revised structure of the Transaction.

  The Transaction Agreements, as executed in November 1995, received extensive scrutiny from the FTC staff. As a result of that scrutiny, the parties entered into negotiations with the FTC staff with a view to revising the Transaction Agreements to eliminate concerns raised by the FTC staff regarding possible competitive effects of the Transaction. These negotiations resulted in the FTC Consent Decree, which required that the Transaction Agreements be revised to
(a) reflect limits on the amount and type of New Time Warner securities that TCI and its affiliates may hold after the consummation of the Mergers, (b) require that the New Time Warner Common Stock to be received by TCI and its affiliates in the TBS Merger be exchanged for New Time Warner securities with reduced voting rights, thus causing the parties to agree to create the LMC Reduced Voting Common Stock and eliminate those provisions that required TCI and its affiliates to place the New Time Warner Common Stock received in the TBS Merger in a voting trust to be voted by Mr. Levin, (c) eliminate the provisions that would have given New Time Warner an option to purchase the outstanding stock of SSSI, (d) eliminate Time Warner's option to purchase TCI's interest in TBS prior to the consummation of the Mergers and (e) reduce substantially the duration of the agreements for mandatory analog carriage by TCI cable systems of TBS programming services after the consummation of the Mergers. See "--Regulatory Approvals" below for a discussion of the provisions of the FTC Consent Decree.

  Concurrently with the execution of the FTC Consent Decree, the parties entered into revised Transaction Agreements to give effect to the FTC Consent Decree and to make other revisions as negotiated by the parties. At a meeting of the Time Warner Board held on August 8, 1996, the Time Warner Board considered and approved the FTC Consent Decree and such revisions to the Transaction Agreements. At this meeting, presentations were made to the Time Warner Board by members of the senior management of Time Warner, Time Warner's legal advisors and Morgan Stanley. Members of the senior management of Time Warner, together with Time Warner's advisors, reviewed with the Time Warner Board the background of the proposed revisions to the Transaction Agreements, financial and other analyses of TBS, required corporate approvals and procedures and the status of governmental approvals. At such meeting, Morgan Stanley delivered its oral opinion (subsequently confirmed in writing) to the Time Warner Board that, as of August 8, 1996 and based upon and subject to the matters stated therein, the ratio contemplated by the Merger Agreement for the exchange of New

Time Warner Common Stock for TBS Capital Stock and the consideration to be paid by New Time Warner for the SSSI Option and the LMC Non-competition Covenant, taken together, were fair to New Time Warner and its subsidiary, Time Warner, from a financial point of view. See "--Opinion of Time Warner's Financial Advisor" below.

  On August 8, 1996, a special meeting of the TBS Board was held to consider the FTC Consent Decree and proposed revisions to the Transaction Agreements necessary to give effect to the FTC Consent Decree and to make other changes as negotiated by the parties. During such meeting, (a) TBS's legal advisors made a presentation to the TBS Board with respect to the fiduciary duties of the TBS directors with respect to the Transaction, (b) TBS's management and legal advisors made a presentation with respect to the process and status of the discussions and negotiations between the parties and with the FTC, (c) TBS's management and legal advisors made presentations with respect to the FTC Consent Decree, the proposed revisions to the Merger Agreement and the Program Agreement and the PPV Output Agreement and counsel to Time Warner (who attended a portion of the meeting at the request of TBS) made a presentation with respect to the FTC Consent Decree, the proposed revisions to the LMC Agreement and the SSSI Agreement and the Distribution Contract to be entered into between Time Warner and TCI or its affiliates, (d) CS First Boston made a financial presentation (see "--Opinions of TBS's Financial Advisors--Opinion of CS First Boston" below) to the TBS Board with respect to the Transaction and rendered to the TBS Board an oral opinion (which was subsequently confirmed in writing) to the effect that, as of August 8, 1996 and based upon and subject to the matters stated therein, the consideration to be received by the holders of TBS Capital Stock (other than Time Warner and its affiliates) in the TBS Merger was fair to such holders from a financial point of view, (e) Merrill Lynch made a financial presentation to the TBS Board with respect to the TCI Arrangements and rendered its oral opinion (which was subsequently confirmed in writing) to the effect that, as of August 8, 1996, and based upon and subject to the matters stated therein, (i) the consideration to be received by shareholders of TBS (other than TCI and its affiliates and Time Warner) pursuant to the TBS Merger was fair to such holders from a financial point of view and (ii) in the context of the governance arrangements relating to TBS's ability to consummate the TBS Merger, the financial terms of the TCI Arrangements were fair from a financial point of view to TBS and its shareholders (other than TCI and its affiliates and Time Warner). See "-- Opinions of TBS's Financial Advisors" below. Thereafter, the TBS Board, by a unanimous vote of the six directors eligible to vote, approved the terms of the FTC Consent Decree and the Transaction Agreements, as revised, to be executed by TBS and its subsidiaries and the transactions contemplated thereby, ratified all action taken by the TBS Board and the officers of TBS prior to such meeting (except to the extent amended by the actions taken at such special meeting) and authorized the execution of the FTC Consent Decree and the revised Transaction Agreements to which TBS or any of its subsidiaries is a party.

RECOMMENDATION OF THE TIME WARNER BOARD; TIME WARNER'S REASONS FOR THE
TRANSACTION

  At meetings of the Time Warner Board and the Unaffiliated Directors held on September 21 and 22, 1995, the Time Warner Board received and considered presentations of the senior management of Time Warner and its legal and financial advisors regarding the Transaction. At its meeting on September 22, 1995 the Time Warner Board unanimously approved the Merger Agreement, the other Transaction Agreements to be executed by Time Warner and its subsidiaries and the Transaction and determined that the Transaction was in the best interests of the stockholders of Time Warner. Thereafter, on November 16, 1995, the Time Warner Board held a meeting at which it received and considered an additional presentation by the senior management of Time Warner regarding revisions to the structure of the Transaction, including revisions such that Time Warner and TBS would each become a wholly owned subsidiary of a holding company. At this meeting, the Time Warner Board unanimously approved the Merger Agreement, as amended and restated to reflect such revisions. On August 8, 1996, the Time Warner Board held a meeting at which it received and considered presentations from senior management of Time Warner and its legal and financial advisors regarding the FTC Consent Decree and the proposed amendments to the Transaction Agreements (see "--Regulatory Approvals--FTC Consent Decree" below). At this meeting, the Time Warner Board (with one member absent) unanimously approved the FTC Consent Decree, such amendments to the Transaction Agreements and the Transaction and determined that the Transaction is in the best interests of the stockholders of Time Warner. THE TIME WARNER BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF TIME WARNER CAPITAL STOCK VOTE FOR THE TW MERGER PROPOSAL.

  In reaching its determination to approve the Merger Agreement, the other Transaction Agreements to be executed by Time Warner and its subsidiaries and the Transaction, the Time Warner Board considered a number of factors, including those listed below. In view of the wide variety of factors considered by the Time Warner Board in connection with its evaluation of the Transaction Agreements and the Transaction, and the complexity of those matters, the Time Warner Board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. At its meetings held on September 21-22, 1995, November 16, 1995 and August 8, 1996, the Time Warner Board did not consider any alternative business strategies with respect to Time Warner's investment in TBS.

  Relationship with Existing Businesses of Time Warner. The Time Warner Board reviewed presentations from the senior management of Time Warner with respect to the strategic rationale for the Transaction and the potential growth opportunities that would be created by the combination of the two companies. The Time Warner Board considered the view of senior management that the combination of Time Warner and TBS would create an entity with worldwide resources in entertainment, news and information and distribution systems. The Time Warner Board noted that the combination of TBS with Time Warner was expected to strengthen the combined entity, including by increasing the mix of revenues and cash flow being derived from "content."

  TBS's Business, Condition and Prospects. In evaluating the Transaction, the Time Warner Board considered information with respect to the financial condition, results of operations and businesses of TBS, on both an historical and prospective basis, and current industry, economic and market conditions as they would be likely to affect TBS. The Time Warner Board considered the three segments in which TBS primarily operates--cable networks, news and film production and distribution--and noted the performance of TBS and its prospects for growth in these segments. Management reviewed with the Time Warner Board TBS's historical revenue and cash flow growth rates and the growth potential of TBS's established domestic networks, TBS's two new cable networks - the Cartoon Network and TCM - and TBS's international operations.

  Benefits of a Combination. The Time Warner Board reviewed the potential benefits of a combination of the two companies. The management of Time Warner discussed with the Time Warner Board the current operations of WTBS and the opportunities that would be created for Time Warner from the ownership of WTBS, including those arising after the WTBS Conversion, if effected. The Time Warner Board discussed with the senior management how other assets of TBS would complement Time Warner's existing assets and provide opportunities for revenue enhancements and cost savings, including opportunities for cross promotion, to improve TBS's film and television distribution, to leverage TBS's characters and brands through Time Warner's consumer products outlets and to exploit CNN's news gathering capabilities.

  Pro Forma Impact on Time Warner. The Time Warner Board also considered information relating to the pro forma impact of a combination of TBS with Time Warner on the financial condition and results of operations of the combined entity. The Time Warner Board also considered the dilutive effect of the issuance of additional stock in connection with the Transaction and the likely effect of such issuance on the earnings per share and cash flow of the combined entity. The Time Warner Board reviewed presentations from senior management of Time Warner with respect to the expected effect of such a combination on Time Warner's cash flow, credit statistics and balance sheet.

  Opinion of Morgan Stanley. At its meeting on September 22, 1995, the Time Warner Board considered as favorable to its determination the oral opinion rendered by Morgan Stanley, subsequently confirmed in writing, that, as of September 22, 1995, and based upon and subject to the matters expressed in that opinion, the ratio contemplated by the Merger Agreement for the exchange of Time Warner Common Stock for TBS Capital Stock and the consideration to be paid by Time Warner for the option to acquire SSSI as contemplated by the Prior TCI Arrangements, taken together, were fair to Time Warner from a financial point of view. At the meeting of the Time Warner Board held on August 8, 1996, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that, as of August 8, 1996, the ratio contemplated by the Merger Agreement for the exchange of New Time Warner Common Stock for TBS Capital Stock and the consideration to be paid by New Time Warner for the SSSI Option and the LMC Non-competition Covenant, taken together, were fair to New Time Warner and its subsidiary, Time Warner, from a financial point of view. See "--Opinion of Time Warner's Financial Advisor" below. The Time Warner Board also considered the oral and written presentations made to it by Morgan Stanley (see "--Opinion of Time Warner's Financial Advisor" below) at the meetings of the Time Warner Board held on September 21, 1995 and August 8, 1996, including the analysis by Morgan Stanley of recent comparable acquisition transactions in the entertainment and media industries. The written opinion of Morgan Stanley to the Time Warner Board, dated as of August 8, 1996, is attached hereto as Appendix C-1 and is incorporated herein by reference. Time Warner requested that the opinion of Morgan Stanley specifically address the consideration to be paid by New Time Warner pursuant to the SSSI Agreement in light of the amount of such consideration and the fact that such consideration is to be paid by New Time Warner to a TBS shareholder (namely LMC and its affiliate SSSI). Time Warner management did not believe that the Morgan Stanley Opinion needed specifically to refer to the other components of the TCI Arrangements due to the fact that such other components either involved transactions that were in the nature of operational agreements or did not involve consideration that Time Warner management believed to be material to the evaluation of the fairness, from a financial point of view, of the Transaction taken as a whole. In the course of its due diligence (as discussed below under "--Opinion of Time Warner's Financial Advisor"), Morgan Stanley did, however, review certain of the other Transaction Agreements in connection with the issuance of the Morgan Stanley Opinion.

  Conditions, Termination Provisions and Termination Fee. The Time Warner Board reviewed the conditions to consummation of the Transaction and the circumstances under which Time Warner or TBS would have the right to terminate the Merger Agreement. In that connection, the Time Warner Board considered the provisions of the Merger Agreement that prohibit TBS from soliciting or encouraging alternative acquisition proposals or, subject to the fiduciary duties of the TBS Board, from negotiating with any third parties with respect to alternative proposals. The Time Warner Board also considered the terms of the Support Agreement and the LMC Agreement, pursuant to which TBS shareholders who, together with Time Warner, beneficially own a majority of each class of outstanding TBS Capital Stock would agree to vote all such shares in favor of the TBS Merger Proposal. The Time Warner Board also reviewed the various amounts that might be payable by or to Time Warner if the Merger Agreement were terminated under certain circumstances. See "The Merger Agreement--Termination of the Merger Agreement" and "--Effects of Termination."

  Arrangements with TCI. In evaluating the Transaction, the Time Warner Board took into account the terms of the TCI Arrangements. The Time Warner Board considered the terms of the SSSI Agreement, pursuant to which (a) New Time Warner will issue to SSSI 4,166,667 shares of LMC Reduced Voting Common Stock in consideration for the SSSI Option and (b) New Time Warner will issue to LMC 833,333 shares of LMC Reduced Voting Common Stock and will pay to LMC approximately $67 million (payable, at New Time Warner's option, in cash or additional shares of LMC Reduced Voting Common Stock) and LMC will agree to the LMC Non-competition Covenant. The Time Warner Board discussed with senior management of Time Warner the business opportunities that may arise from the WTBS Conversion and the Distribution Contract. The Time Warner Board also noted that the fairness opinion issued by Morgan Stanley took into account the payments to be made by New Time Warner as consideration for the SSSI Option and the LMC Non-competition Covenant. The Time Warner Board also considered that the payments to be made by New Time Warner pursuant to the SSSI Agreement and the Distribution Contract will be tax-deductible to New Time Warner. The Time Warner Board also reviewed the terms of the LMC Agreement, including the provisions pursuant to which (a) under certain circumstances, TCI would be entitled to require that the Transaction be abandoned, (b) if the Transaction were consummated, New Time Warner would be required to indemnify LMC and certain of its affiliates against certain income tax liabilities that may be incurred in the event that the activities of New Time Warner after the consummation of the Transaction require LMC or such affiliates to dispose of their shares of New Time Warner Capital Stock and (c) New Time Warner would be prevented from redeeming shares of LMC Common Stock and LMC Reduced Voting Common Stock held by LMC and its affiliates even if such redemption would be required to preserve a license or franchise from a governmental agency necessary to the business of New Time Warner. In conjunction with the discussion of the WTBS Conversion, management discussed with the Time Warner Board the Program Agreement, including the rebate arrangements available to TCI-affiliated cable systems, and the potential impact of that agreement on the combined operations of Time Warner and TBS. Management also reviewed with the Time Warner Board the terms of the other TCI Arrangements, including the PPV Output Agreement, and the recent operating performance of SportSouth and the Sunshine Network.


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

  Arrangements with Mr. Turner. The Time Warner Board considered the terms of the Transaction Agreements that provide certain rights to Mr. Turner, including his right, under certain circumstances, to designate two candidates to be nominated for election to the New Time Warner Board. The Time Warner Board also considered the general terms of the employment agreement to be entered into between New Time Warner and Mr. Turner. See "--Interests of Certain Persons in the Transaction" below.

  Regulatory Matters. In addition to its consideration of the conditions to the consummation of the Transaction, the Time Warner Board also specifically considered the various regulatory approvals that are necessary to consummate the Transaction, including FCC approvals and the approval of the FTC. At its meetings in September and November 1995, the Time Warner Board took into account the possibility that such approvals might not be forthcoming without changes to the terms of the Transaction Agreements or the Transaction. At its meeting held on August 8, 1996, the Time Warner Board also considered the terms of the FTC Consent Decree, including the provisions of the FTC Consent Decree relating to restrictions to be imposed on New Time Warner following the consummation of the Mergers and the changes to the terms of the Transaction Agreements that were required in order to comply with the FTC Consent Decree. See "--Regulatory Approvals" below. The Time Warner Board also noted that, pursuant to the LMC Agreement, and except for changes resulting from the FTC Consent Decree, which LMC has agreed to, LMC is not required to agree to or accept certain changes adverse to it that may be requested by any regulatory authority and that, in the event such changes were required and could not be accommodated in a manner satisfactory to LMC, Time Warner would be required, upon the written request of LMC, to terminate the Merger Agreement and abandon the Transaction. See "TCI Arrangements--LMC Agreement."

  Certain Stockholder Matters. The Time Warner Board, in evaluating the Transaction, also considered the effect that the Transaction would have on the composition of the stockholder body of New Time Warner relative to that of Time Warner. In particular, the Time Warner Board considered the restrictions that would be placed on the shares of New Time Warner Common Stock that would be held by Mr. Turner, as described under "Certain Related Agreements--Rights Amendment" and "--Investors' Agreements," and LMC, as described under "-- Regulatory Approvals" below.

RECOMMENDATION OF THE TBS BOARD; TBS'S REASONS FOR THE TRANSACTION

  At TBS Board meetings held on August 30, 1995 and September 21 and 22, 1995, the TBS Board received and considered the presentations of the management of TBS and its legal advisors and investment bankers regarding the proposed transaction. On September 22, 1995, the TBS Board, with nine directors not present or abstaining on the basis that they were interested directors with respect to the proposed transaction, unanimously approved the terms of the Merger Agreement and the other Transaction Agreements to be executed by TBS or its subsidiaries and determined that the Transaction was fair to and in the best interests of TBS and its shareholders. Thereafter, on November 21, 1995, the TBS Board considered the amendment and restatement of the Merger Agreement to revise the transaction structure such that Time Warner and TBS would each become a wholly owned subsidiary of a holding company and to make other revisions negotiated by the parties. At this meeting, the TBS Board (with nine directors either not present or abstaining on the basis that they were interested directors) unanimously approved the Merger Agreement as so amended and restated. On August 8, 1996, the TBS Board held a meeting at which presentations were made by TBS senior management and legal and financial advisors to TBS with respect to the FTC Consent Decree and the changes to the Transaction Agreements required thereby (see "--Regulatory Approvals--FTC Consent Decree" below). At such meeting, the TBS Board (with nine directors either not present or abstaining on the basis that they were interested directors) unanimously approved the FTC Consent Decree and the Transaction Agreements to be entered into by TBS and its subsidiaries as so amended and determined that the Transaction was fair to and in the best interests of TBS and its shareholders. See "--Background" above. THE TBS BOARD HAS DETERMINED THAT THE TRANSACTION IS FAIR TO AND IN THE BEST INTERESTS OF TBS AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS OF TBS VOTE FOR THE TBS MERGER PROPOSAL.

  In reaching its determination to approve the Transaction, the TBS Board considered a number of factors, including, without limitation, the factors listed below. In view of the number and wide variety of factors considered in connection with its evaluation of the Transaction, the TBS Board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. At its meetings held on August 30, September 21 and 22, November 21, 1995 and August 8, 1996, the TBS Board did not consider alternative transactions to the Transaction, other than TBS continuing as an independent entity.

  Management's Recommendation. The TBS Board received and reviewed presentations from, and discussed the terms and conditions of the Merger Agreement and the Transaction with, senior executive officers of TBS, representatives of its legal counsel and representatives of its investment bankers. The TBS Board considered management's view of recent trends in the entertainment and media industries, including recently announced acquisitions and business combinations in such industries. The TBS Board considered management's view that the combination of Time Warner, a leading content provider in the global entertainment industry with strong positions in critical distribution channels, with TBS, another leading content provider, especially with respect to cable programming, would create a significantly stronger global competitor in the entertainment and media industries. In making its determination, the TBS Board considered that the Transaction would benefit the shareholders of TBS because they would participate in the value that may be generated through the combination of the two companies through their continued equity participation as stockholders of New Time Warner.

  TBS's Business, Condition and Prospects. In evaluating the terms of the Transaction, the TBS Board considered information with respect to the historical growth and the financial condition, results of operations, prospects and businesses of TBS, as well as current industry, economic and market conditions. In evaluating TBS's prospects, the TBS Board considered the strengths of TBS's cable programming business, the recent strength of the advertising market and the performance of TBS's growing filmed entertainment production operations, as well as the challenges facing its businesses, including higher programming and production costs, increasing capital demands and competition from the traditional broadcast media as well as emerging distribution channels.

  In addition, senior management of TBS noted that, in certain cases, the goals of the major shareholders of TBS had diverged, and such shareholders did not share a vision of the future of TBS. The TBS Board considered these factors and the potential for conflicts among the shareholder groups created by the existing TBS governance arrangements.

  Comparison of Historical and Recent Market Prices of TBS Common Stock to the Market Price of the Transaction Consideration. The TBS Board reviewed the historical market prices and recent trading activity of the TBS Class A Common Stock and the TBS Class B Common Stock. The TBS Board considered the value to be received per share of TBS Class A Common Stock and TBS Class B Common Stock (which, as of August 29, 1995, the last trading day prior to the announcement that TBS and Time Warner were engaged in merger discussions, represented a premium of more than 34.5% and 32.4%, over the respective closing sale prices on such date). The TBS Board also noted that the value to be received by holders of TBS Class A Common Stock and TBS Class B Common Stock pursuant to the TBS Merger was within the reference range of multiples paid in selected acquisitions of other companies deemed to be comparable to TBS contained in CS First Boston's analysis. At its meeting held on August 8, 1996, the TBS Board considered information regarding the historical market prices for the Time Warner Common Stock, the TBS Class B Common Stock and a peer group of other entertainment and media companies (comprised of The Walt Disney Corporation ("Disney"), The News Corporation Limited ("News Corp."), TCI and Viacom Inc. ("Viacom")) during the period from August 29, 1995 through August 2, 1996.

  The TBS Board considered the fact that the Merger Agreement does not contain any provisions that either limit the effect of changes in the price of Time Warner Common Stock prior to consummation of the Mergers on the value of the consideration to be received by the holders of TBS Common Stock in the Transaction or permit TBS to terminate the Merger Agreement based upon such changes and that, accordingly, the value of such consideration could change depending upon the performance of Time Warner Common Stock between the execution of the Merger Agreement and the consummation of the Mergers. While recognizing that the absence of such provisions exposed the TBS shareholders to some market risk, the TBS Board considered this risk to be mitigated by (a) a review of the historical trading prices of both the Time Warner Common Stock and the TBS Common Stock and the fact that, generally, industry changes affecting Time Warner Common Stock should similarly affect TBS Common Stock and (b) the fact that TBS shareholders would be able to participate in any appreciation in the value of Time Warner Common Stock between the announcement of the Transaction and the consummation of the Mergers. The TBS Board also recognized that, while such provisions might provide limited protection against declines in the share price of the New Time Warner Common Stock to be received, they also generally would limit the benefits from any appreciation in that price.

  Consideration Payable to Holders of TBS Class C Preferred Stock. In evaluating the terms of the Transaction, the TBS Board considered that the holders of TBS Common Stock would receive 0.75 of a share of New Time Warner Common Stock per share of TBS Common Stock and that the holders of TBS Class C Preferred Stock would receive 4.80 shares of New Time Warner Common Stock per share of TBS Class C Preferred Stock, equivalent to 0.80 of a share of New Time Warner Common Stock per share of TBS Class B Common Stock into which each share of TBS Class C Preferred Stock is convertible. The TBS Board considered
(a) that, by virtue of the class voting rights to which holders of the TBS Class C Preferred Stock are entitled under the TBS Articles, the holders of such shares as a group and, by virtue of the TCI/Time Agreement, TCI individually in its capacity as a holder of such shares, has the ability to veto the Transaction, (b) its understanding that TCI was not willing to vote in favor of the Transaction absent the higher exchange ratio for shares of TBS Class C Preferred Stock, (c) the significant benefits which the TBS Board believed would accrue to holders of TBS Capital Stock as a result of the Transaction, (d) the range of premiums paid in other transactions involving multiple classes of stock, although the TBS Board recognized that there were a small number of such transactions, that each transaction was highly individualized and none was precisely comparable, and that in most cases no premium was paid to a given class of stock, and (e) the opinions of CS First Boston and Merrill Lynch.

  Time Warner's Business, Condition and Prospects. The TBS Board considered, among other things, certain publicly available information with respect to the financial condition and results of operations of Time Warner and the five business segments in which Time Warner operates and limited prospective financial data supplied by Time Warner with respect to Time Warner's publishing and music businesses and cable systems owned directly by Time Warner and for TWE and discussed such information with CS First Boston.

  Lack of Other Proposals. In evaluating the Transaction, the TBS Board also considered that no other parties had proposed or expressed an interest in exploring a business combination with TBS, particularly in view of the fact that any party that desired to do so would have had sufficient time to make an alternative proposal during the period between the August 30, 1995 joint announcement by TBS and Time Warner that they were in discussions regarding a possible business combination and the September 21-22, 1995 meeting of the TBS Board. In evaluating this factor, the TBS Board also took into consideration the existing governance arrangements that would permit any of Time Warner, Mr. Turner or TCI to veto any merger proposal relating to TBS and the provisions of the TBS Shareholders' Agreement relating to the Cable Operators' right of first refusal on Mr. Turner's shares of TBS Common Stock and the "take-along" provisions with respect to the shares of TBS Capital Stock owned by the Cable Operators applicable to certain sales of TBS Common Stock by Mr. Turner. In light of the arrangements described above and the fact that the TBS Merger represented a unique strategic combination for TBS, the TBS Board did not solicit other indications of interest from third parties with respect to the possible acquisition of TBS or any of its businesses, nor did it authorize or instruct its financial advisors to solicit any such indications of interest.

  Termination Provisions and Termination Fee. The TBS Board considered the provisions of the Merger Agreement that permit the TBS Board to terminate the Merger Agreement if an alternative proposal is received that the TBS Board determines, in the exercise of its fiduciary duties, to accept, upon the payment to Time Warner of a fee of $175 million (approximately 2.3% of the transaction value as of the time the Merger Agreement, as originally executed, was entered into). See "The Merger Agreement--Termination of the Merger Agreement" and "--Effects of Termination." The TBS Board considered the view of its legal advisors that the termination fee specified in the Merger Agreement was within the range of such fees agreed to be paid in transactions of comparable size and determined that such fee was not likely, in and of itself, to preclude an alternative proposal. The TBS Board also was aware that Mr. Turner and affiliates of TCI had agreed to enter into the Support Agreement and the LMC Agreement, respectively, pursuant to which, subject to certain conditions, each agreed to vote for the Transaction and that the Support Agreement contained certain provisions requiring Mr. Turner to pay to Time Warner any amounts received as a result of an alternative transaction in excess of the value that would have been received by Mr. Turner and certain of his affiliates in the Transaction. See "Certain Related Agreements--Support Agreement." In making its determination the TBS Board considered the effect of such provisions and the existing TBS governance arrangements on the likelihood that Mr. Turner, TCI or Time Warner could or would support an alternative transaction.

  Opinions of CS First Boston and Merrill Lynch. The TBS Board considered the oral opinions rendered by CS First Boston on September 22, 1995, November 21, 1995 and August 8, 1996 (subsequently confirmed in writing) to the effect that, as of the dates of such opinions and based upon and subject to the matters stated therein, the consideration to be received by the holders of TBS Capital Stock (other than Time Warner and its affiliates) pursuant to the TBS Merger was fair to such holders from a financial point of view. At its September 22, 1995 meeting, the TBS Board also considered the oral opinion rendered by Merrill Lynch on such date (subsequently confirmed in writing) to the effect that, as of the date of such opinion and based upon and subject to the matters stated therein, (a) the consideration to be received by shareholders of TBS (other than TCI and its affiliates and Time Warner) pursuant to the TBS Merger was fair to such holders from a financial point of view and (b) in the context of the governance arrangements relating to TBS's ability to consummate the TBS Merger, the financial terms of the Prior TCI Arrangements were fair from a financial point of view to TBS and its shareholders (other than TCI and its affiliates and Time Warner). In addition, the TBS Board considered the oral advice by Merrill Lynch to the TBS Board on November 21, 1995 (subsequently confirmed in writing), that the amendments to the Merger Agreement did not alter its opinion previously delivered to the TBS Board to the effect that as of September 22, 1995 Merrill Lynch was of the opinions set forth therein. Furthermore, the TBS Board considered the oral opinion rendered by Merrill Lynch on August 8, 1996 (subsequently confirmed in writing) to the effect that, as of the date of such opinion and based upon and subject to the matters stated therein, (a) the consideration to be received by shareholders of TBS (other than TCI and its affiliates and Time Warner) pursuant to the TBS Merger was fair to such holders from a financial point of view and (b) in the context of the governance arrangements relating to TBS's ability to consummate the TBS Merger, the financial terms of the TCI Arrangements were fair from a financial point of view to TBS and its shareholders (other than TCI and its affiliates and Time Warner). The TBS Board also considered the oral and written financial presentations of CS First Boston and Merrill Lynch. See "--Opinions of TBS's Financial Advisors" below. The written opinions to the TBS Board of CS First Boston and of Merrill Lynch, each dated as of August 8, 1996, are attached hereto as Appendices C-2 and C-3, respectively, and are incorporated herein by reference.

  Arrangements with TCI and its Affiliates. The TBS Board considered the terms of the TCI Arrangements being concurrently entered into by TBS and by Time Warner with TCI and its affiliates. See "TCI Arrangements." The TBS Board evaluated the TCI Arrangements in light of (a) the presentation by TBS management and TBS's legal advisors and, at the August 8, 1996 meeting, by legal advisors to Time Warner, as to the terms of the TCI Arrangements, (b) TCI's ability as a shareholder to veto the Transaction, (c) the understanding of the TBS Board that TCI was not willing to vote its shares of TBS Capital Stock in favor of the Transaction in the absence of the TCI Arrangements, (d) the significant benefits that the TBS Board believed would accrue to holders of TBS Capital Stock as a result of the Transaction, (e) the expected benefits to each of TBS and Time Warner of the TCI Arrangements and (f) information regarding the range of values represented in the aggregate by such arrangements. The TBS Board also reviewed and considered the presentation of Merrill Lynch with respect to the ranges of values represented by each of the TCI Arrangements and the opinion of Merrill Lynch to the effect that, as of August 8, 1996, and based upon and subject to the matters stated therein, in the context of the governance arrangements relating to TBS's ability to consummate the Transaction, the financial terms of the TCI Arrangements were fair from a financial point of view to TBS and its shareholders (other than TCI and its affiliates and Time Warner).

  Ability of the Shareholders of TBS to Obtain a Continuing Equity Interest in New Time Warner. The TBS Board considered that, pursuant to the terms of the Transaction, holders of TBS Capital Stock will receive equity securities of New Time Warner, thus enabling TBS shareholders to participate in the value that may be generated through the combination of the two companies through their continued equity participation as stockholders of New Time Warner, while realizing an immediate premium for their TBS shares and obtaining tax-free treatment. The TBS Board also considered that New Time Warner will have considerably greater market capitalization and public float than TBS, thus providing TBS shareholders who become stockholders of New Time Warner with enhanced liquidity.

  The TBS Board also considered that the voting power of TBS is currently concentrated and that, by virtue of the existing TBS governance arrangements, each of Mr. Turner, Time Warner and TCI has the ability to veto certain significant transactions, including certain changes of control of TBS. In evaluating the Transaction, the TBS Board reviewed the pro forma stock ownership of New Time Warner Common Stock following the Transaction and considered the fact that no stockholder would control New Time Warner and that shareholders of TBS who become stockholders of New Time Warner would retain the potential for obtaining a premium for their shares in the event of any subsequent change of control of New Time Warner, although the TBS Board also considered the fact that the total capitalization of New Time Warner after the consummation of the Mergers would limit the number of potential purchasers of New Time Warner.

OPINION OF TIME WARNER'S FINANCIAL ADVISOR

  At the meeting of the Time Warner Board that began on September 21, 1995, Morgan Stanley delivered its oral opinion to the Time Warner Board that, as of September 22, 1995, the ratio contemplated by the Merger Agreement for the exchange of Time Warner Common Stock for TBS Capital Stock and the consideration to be paid by Time Warner for the option to acquire SSSI as contemplated by the Prior TCI Arrangements, taken together, were fair to Time Warner from a financial point of view (the "Original Morgan Stanley Opinion"). Morgan Stanley confirmed its oral opinion in a written opinion dated as of September 22, 1995. In connection with the amendment and restatement of the Merger Agreement in November 1995, the Time Warner Board requested that Morgan Stanley update the Original Morgan Stanley Opinion, and Morgan Stanley subsequently delivered a revised opinion dated as of November 16, 1995, confirming as of such date the Original Morgan Stanley Opinion. At the meeting of the Time Warner Board held on August 8, 1996, Morgan Stanley delivered its oral opinion, that as of such date, the ratio contemplated by the Merger Agreement for the exchange of New Time Warner Common Stock for TBS Capital Stock (the "Exchange Ratio") and the consideration to be paid by New Time Warner for the SSSI Option and the LMC Non-competition Covenant (the "SSSI Agreement Consideration"), taken together, were fair to New Time Warner and its subsidiary, Time Warner, from a financial point of view. Morgan Stanley confirmed its oral opinion in a written opinion dated August 8, 1996 (the written opinion of Morgan Stanley dated August 8, 1996 is referred to as the "Morgan Stanley Opinion"). Morgan Stanley has consented to the inclusion of the Morgan Stanley Opinion as Appendix C-1 to this Joint Proxy Statement/Prospectus.

  A COPY OF THE MORGAN STANLEY OPINION IS ATTACHED HERETO AS APPENDIX C-1. STOCKHOLDERS OF TIME WARNER ARE URGED TO READ THE MORGAN STANLEY OPINION IN ITS ENTIRETY FOR INFORMATION WITH RESPECT TO THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS OF THE REVIEW BY MORGAN STANLEY IN RENDERING THE MORGAN STANLEY OPINION. REFERENCES TO THE MORGAN STANLEY OPINION HEREIN AND THE SUMMARY OF THE MORGAN STANLEY OPINION SET FORTH BELOW ARE QUALIFIED BY REFERENCE TO THE FULL TEXT OF THE MORGAN STANLEY OPINION, WHICH IS INCORPORATED HEREIN BY REFERENCE. THE MORGAN STANLEY OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY TIME WARNER STOCKHOLDER OR TBS SHAREHOLDER AS TO HOW SUCH STOCKHOLDER OR SHAREHOLDER SHOULD VOTE WITH RESPECT TO THE TW MERGER PROPOSAL OR THE TBS MERGER PROPOSAL AND SHOULD NOT BE RELIED UPON BY ANY TIME WARNER STOCKHOLDER OR TBS SHAREHOLDER AS SUCH.

  In arriving at its opinion, Morgan Stanley (a) reviewed the publicly available consolidated financial statements of Time Warner for recent fiscal years and interim periods, and other relevant financial and operating data of Time Warner from published sources, as well as information made available to Morgan Stanley by Time Warner, including information derived from due diligence discussions with Time Warner senior management and discussed with Time Warner senior management their views regarding future business, financial and operating benefits arising from the Transaction, including such benefits from the possible exercise of the SSSI Option, (b) reviewed the publicly available consolidated financial statements of TBS for recent fiscal years and interim periods, and other relevant financial and operating data of TBS from published sources, as well as limited information made available to Morgan Stanley by TBS, including information derived from due diligence discussions with TBS senior management relating to the benefits from the possible exercise of the SSSI Option, and conducted other due diligence discussions with senior management of TBS, (c) analyzed the estimated pro forma financial impact of the Transaction, including the impact on Time Warner's consolidated capitalization and financial ratios, (d) reviewed the historical market prices of Time Warner Common Stock and TBS Common Stock, (e) analyzed published information regarding certain relevant companies and their equity securities and compared the financial performance of TBS and the prices and trading activity of TBS Common Stock with those other companies and their equity securities, (f) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions, (g) reviewed financial information prepared by the management of Time Warner and limited financial information prepared by the management of TBS, (h) participated in certain due diligence discussions among representatives of TBS and Time Warner and their financial and legal advisors,
(i) reviewed the executed version of the amended and restated Merger Agreement and drafts of Amendment No. 1 to the Merger Agreement and the SSSI Agreement and related documents in the forms identified by Time Warner as those to be entered into by the parties and (j) performed such other analyses and examinations (as more fully described below) as Morgan Stanley deemed appropriate.

  In connection with its review, Morgan Stanley did not assume any responsibility for independent verification of any of the foregoing information and relied on its being complete and accurate in all material respects. With respect to the financial projections supplied to Morgan Stanley by Time Warner, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Time Warner senior management of the future competitive, operating and regulatory environments and related financial performance of Time Warner. Morgan Stanley requested from TBS financial projections or long-range financial forecasts, and was provided with limited financial forecasts and financial targets prepared by TBS management for certain business segments of TBS and was orally provided with the views of TBS management as to expected results of operations of TBS over a two-year period. Furthermore, Morgan Stanley assumed no responsibility for conducting a physical inspection of the properties or facilities of Time Warner or TBS or for making or obtaining any independent valuation or appraisal of the assets or liabilities of Time Warner or TBS, nor was Morgan Stanley furnished with any such valuations or appraisals. Morgan Stanley noted that the Mergers are intended to qualify as reorganizations within the meaning of Section 368(a) of the Code and/or as exchanges under Section 351 of the Code, and assumed with the consent of Time Warner that the Mergers would so qualify. Morgan Stanley relied, without independent verification, upon the assessment of the managements of Time Warner and TBS of the amount and timing of potential cost savings and revenue enhancements realizable as a result of the Transaction, including the WTBS Conversion. The Morgan Stanley Opinion is necessarily based on economic, market and other conditions as in effect on, and any information and agreements made available to it as of, the date thereof. Morgan Stanley assumed that the transactions described in the Merger Agreement would be consummated on the terms set forth therein. Morgan Stanley assumed that the executed versions of Amendment No. 1 to the Merger Agreement and the SSSI Agreement would not differ in any material respect from the forms Morgan Stanley reviewed and that, if the SSSI Option were exercised, the exercise thereof would be consummated on the terms set forth therein. Morgan Stanley did not express any opinion as to the price or range of prices at which the New Time Warner Common Stock might trade subsequent to the consummation of the Transaction.

  At the August 8, 1996 meeting of the Time Warner Board, Morgan Stanley reviewed with the members of the Time Warner Board the financial, industry and market information with respect to TBS used by Morgan Stanley in its analyses as described below and the procedures used and the analyses underlying the Morgan Stanley Opinion. The summary set forth below does not purport to be a complete description of the Morgan Stanley Opinion or Morgan Stanley's analyses relating thereto. The preparation of a fairness opinion is a complex process that is not purely mathematical and is not necessarily susceptible to partial analyses or summary description. It involves complex considerations and judgments. Time Warner stockholders are encouraged to read the Morgan Stanley Opinion in its entirety.

  The following is a summary of all material analyses performed by Morgan Stanley in connection with the Morgan Stanley Opinion. The principal methods that Morgan Stanley used in assessing the fairness of the Exchange Ratio and the SSSI Agreement Consideration to New Time Warner and its subsidiary, Time Warner, as of August 8, 1996 were (a) an analysis of the variance of TBS's actual 1995 operating results and the 1996 operating results forecast by TBS management in June 1996 ("TBS 1996 Forecast"), from the 1995 operating results forecast by TBS management in August 1995 ("TBS 1995 Forecast") and TBS management's 1996 budget ("TBS 1996 Budget"), respectively, (b) an analysis of Time Warner's historical public market trading values as compared to a blended cable television and entertainment company index composed of the stocks of Cablevision Systems Corporation ("Cablevision Systems"), Cox Communications, Inc. ("Cox"), Comcast, TCI (adjusted for the distribution of the Liberty Media Group Common Stock by TCI), Disney, News Corp. and Viacom (the "Cable/Entertainment Index"), (c) an analysis of Time Warner's historical share price since August 29, 1995 as compared to companies included in the Cable/Entertainment Index and U S WEST Media Group ("UMG" and, together with the Cable/Entertainment Index, the "Modified Cable/Entertainment Index"), (d) an analysis of multiples paid in the Transaction and in certain precedent acquisition transactions, (e) an analysis of aggregate value multiples of certain cable television programming and diversified entertainment companies and (f) a discounted cash flow analysis with respect to TBS.

Transaction Overview

  At the August 8, 1996 meeting of the Time Warner Board, Morgan Stanley presented a summary of the principal economic terms of the Merger Agreement, the SSSI Agreement and the Distribution Contract. Morgan Stanley noted that, based upon a weighted average exchange ratio of 0.759 shares of New Time Warner Common Stock for each share of TBS Common Stock, the nominal purchase price pursuant to the Merger Agreement, based upon the $36.50 closing price of Time Warner Common Stock on August 6, 1996, was approximately $27.71 per share of TBS Common Stock, as compared to the approximately $32.17 nominal purchase price per share of TBS Common Stock pursuant to the original Merger Agreement based upon the $42.375 unaffected closing price of Time Warner Common Stock on August 29, 1995. Morgan Stanley also noted that, based upon the $36.50 closing price of Time Warner Common Stock on August 6, 1996, assuming exercise of the SSSI Option by New Time Warner, the estimated cost of the consideration payable by New Time Warner pursuant to the SSSI Agreement and the Distribution Contract was approximately $360 million (assuming that such payments would be deductible for Federal and state income tax purposes), as compared to the estimated $370 million cost for the option to acquire SSSI as contemplated by the Prior TCI Arrangements (assuming exercise of such option by New Time Warner and based upon the $42.375 unaffected closing price of Time Warner Common Stock on August 29, 1995.)

TBS Operating Performance Variance Analysis

  At the August 8, 1996 meeting of the Time Warner Board, Morgan Stanley presented a comparison of the actual results of operations for 1995 for each of the major business segments of TBS (comprised of Cable Networks, News, Film Production and Distribution, and real estate, sports-related assets and certain other assets ("Real Estate/Sports Segment")), as compared to the TBS 1995 Forecast provided to Morgan Stanley by TBS management in August 1995, as well as a comparison of the operating performance of these segments contained in the TBS 1996 Forecast provided to Morgan Stanley in June 1996 by TBS management, to the 1996 TBS Budget provided to Morgan Stanley. Morgan Stanley noted that actual results for 1995 revenue and earnings before interest, taxes, depreciation and amortization expenses ("EBITDA") were favorable, as compared to the TBS 1995 Forecast, for each of these business segments (other than EBITDA results for the Film Production and Distribution Segment). Morgan Stanley also noted that the TBS 1996 Forecast showed favorable revenue variances for the Cable Networks, News and Real Estate/Sports segments (and a negative variance for the Film Production and Distribution segment) as compared to the 1996 TBS Budget, and no variance in forecast 1996 EBITDA for the Cable Networks and News segments (and negative variances for the Film Production and

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

Distribution and Real Estate/Sports segments) as compared to the 1996 TBS budget. Morgan Stanley noted that, notwithstanding the negative variances at the Film Production and Distribution Segment of TBS, which consists primarily of New Line and Castle Rock (the "Studios"), in connection with its analyses underlying the Morgan Stanley Opinion, Morgan Stanley continued to assume the same asset value for the Studios (based on historical cost) that it had assumed in connection with its analyses underlying the Original Morgan Stanley Opinion.

Comparable Time Warner Share Price Analysis

  At the August 8, 1996 meeting of the Time Warner Board, Morgan Stanley reviewed the share price performance of Time Warner Common Stock for the period from August 29, 1992 through August 6, 1996, as compared to the performance of the Cable/Entertainment Index. The Cable/Entertainment Index was based on the assumption that Time Warner's estimated 1996 EBITDA would be contributed approximately 41% by its cable operations and 59% by its diversified entertainment operations. Specifically, Morgan Stanley noted that Time Warner Common Stock had in general performed consistently with the Cable/Entertainment Index for the period of comparison.

  Morgan Stanley also presented an analysis of the share price performance of Time Warner Common Stock as compared to each of the companies included in the Modified Cable/Entertainment Index from August 29, 1995 to August 6, 1996. Morgan Stanley noted that, with the exception of Disney, each of the Modified Cable/Entertainment Index companies experienced a decline in its stock price and that the 13.9% decline in the Time Warner Common Stock price was below the 15.0% mean decline experienced by all such companies contained in the Modified Cable/Entertainment Index (ranging from a 4.7% stock price increase in the case of Disney, to a 38.6% stock price decline in the case of Cablevision Systems).

Acquisition Multiples Analysis

  At the August 8, 1996 meeting of the Time Warner Board, Morgan Stanley reviewed and analyzed selected acquisition transactions involving other companies in the entertainment and media industries that it deemed relevant. Among other factors, Morgan Stanley indicated that the merger and acquisition transaction environment varies over time because of macroeconomic factors such as interest rate and equity market fluctuations and microeconomic factors such as industry results and growth expectations. Morgan Stanley noted that no transaction reviewed was identical to the Transaction and that, accordingly, an assessment of the results of the following analysis necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of TBS and other factors that would affect the acquisition value of the companies to which it is being compared. Morgan Stanley advised the Time Warner Board that, in analyzing the results of the precedent acquisition transactions analysis, the Time Warner Board should consider the size and demographic and economic characteristics of the markets of each company and the competitive environment in which it operates. Morgan Stanley also pointed out that the entertainment and media industries, in particular, have undergone dramatic changes in recent years and face continued dynamic evolution.

  In analyzing the multiple of forward and current year EBITDA represented by the aggregate acquisition price, at the August 8, 1996 meeting of the Time Warner Board, Morgan Stanley noted that, based on the $36.50 closing price for Time Warner Common Stock on August 6, 1996, Morgan Stanley's analysis yielded an aggregate value acquisition multiple for the Transaction of 15.2x based on forward year EBITDA (13.2x, after adjusting the aggregate acquisition value for the Studios (based on historical cost), the Real Estate/Sports Segment (based on private market values) and the WTBS Conversion (the "Specified Adjustments") and adjusting EBITDA for the Specified Adjustments) and 20.7x based on current year EBITDA (14.6x, after the Specified Adjustments). Morgan Stanley noted that, based on the $42.375 unaffected Time Warner Common Stock price on August 29, 1995, its analysis yielded an acquisition multiple for the Transaction of 17.2x based on forward year EBITDA (15.2x, after the Specified Adjustments) and 23.4x based on current year EBITDA (16.8x, after the Specified Adjustments). Morgan Stanley also noted that its analysis of precedent transactions yielded the following acquisition multiples based on forward and current year EBITDA, respectively: TCI-

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

Comcast/QVC Network Inc. ("QVC"), 8.9x and 10.5x; Disney/Capital Cities/ABC Inc. ("Capital Cities"), 10.1x and 11.5x; Westinghouse Electric Corporation ("Westinghouse")/CBS Inc. ("CBS"), 12.1x and 13.0x; The Seagram Company Ltd. ("Seagram")/MCA, 12.5x and 14.2x; Matsushita/MCA, 14.1x and 17.6x; Viacom/Paramount Communications Inc. ("Paramount"), 17.6x (16.3x, after giving effect to the sale of Paramount's Madison Square Garden assets (the "MSG Assets")) and 22.3x (20.5x, after giving effect to the sale of the MSG Assets); Sony Corporation ("Sony")/Columbia Pictures Entertainment Inc. ("Columbia"), 16.2x and 22.9x; and TBS/New Line, 15.3x and 33.6x.

Public Market Trading Valuation

  At the August 8, 1996 meeting of the Time Warner Board, Morgan Stanley also presented a comparison of the multiples derived by dividing the acquisition value of TBS in the Transaction (based on the closing price of Time Warner Common Stock on August 6, 1996) by forward and current year EBITDA, with the multiples derived by dividing the aggregate value (based on closing stock prices on August 6, 1996) of three other publicly traded cable television programming companies (Gaylord Entertainment Company ("Gaylord"), International Family Entertainment, Inc. ("International Family") and BET Holdings Inc. ("BET")) and two other publicly traded diversified entertainment companies (Viacom and Disney), by their respective forward and current year EBITDA. Specifically, Morgan Stanley noted that such multiples, after making the Specified Adjustments, and for illustrative purposes assuming incremental annual EBITDA from revenue enhancement and cost saving opportunities of $200, $100 and $0 million, respectively, were 10.3x, 11.6x and 13.2x for forward year EBITDA and 11.2x, 12.7x and 14.6x for current year EBITDA, as compared to forward year and current year EBITDA multiples of 11.3x and 13.5x for Gaylord; 9.5x and 10.7x for International Family; 7.4x and 8.9x for Viacom; 8.0x and 9.5x for Disney; and 7.4x and 8.4x for BET.

  The foregoing companies, in Morgan Stanley's judgment and based in part on conversations with the managements of Time Warner and TBS, were comparable to TBS for the purposes of Morgan Stanley's analysis. Morgan Stanley noted that because of differences between the business mix, operations and other characteristics of TBS and the comparable companies, Morgan Stanley did not believe that a purely quantitative comparable company analysis would be particularly meaningful in this context. Rather, Morgan Stanley believes that an appropriate use of the comparable company analysis would also involve qualitative judgments concerning differences between the financial and operating characteristics of TBS and the comparable companies, which would affect the public trading values of the common stock of the comparable companies, which judgments are incorporated in the Morgan Stanley Opinion.

TBS Discounted Cash Flow Analysis

  Morgan Stanley also considered a 10-year discounted cash flow valuation analysis based upon limited financial forecasts previously prepared by the management of TBS for certain businesses of TBS, updated financial targets provided by TBS management in July 1996, as well as due diligence discussions with Time Warner and TBS management regarding the businesses of TBS. However, in its discounted cash flow analysis, Morgan Stanley did not give effect to any potential cost saving or revenue enhancement opportunities that may result from the Transaction.

  In conducting this discounted cash flow analysis, Morgan Stanley assumed discount rates of between 11% and 13%, year 2005 EBITDA exit multiples of between 11x and 13x, and adjusted for the value of the Studios based on historic cost and for certain real estate, sports teams and certain international start-up businesses based on private market value estimates. The assumed discount rates were chosen based upon an analysis of the weighted average cost of capital of TBS. The range of exit multiples used reflected different assumptions regarding the growth and profitability prospects of TBS beyond the year 2005. Based on the aforementioned projections and assumptions, this discounted cash flow analysis yielded a midpoint reference value of approximately $32 per share of TBS Common Stock.

  Morgan Stanley also considered the Time Warner management projections regarding incremental values associated with the WTBS Conversion. This analysis yielded an incremental reference value per share of TBS Common Stock of approximately $2, net of the estimated $360 million after-tax cost associated with the SSSI Agreement and the Distribution Contract (based on the unaffected closing price of Time Warner Common Stock

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

on August 6, 1996 and assuming that payments to be made by New Time Warner under the SSSI Agreement and the Distribution Contract will be deductible or amortizable for Federal and state income tax purposes).

  Morgan Stanley's discounted cash flow analysis was utilized to create points of reference and not to suggest forecasts of valuation ranges for TBS Common Stock.

  In arriving at its opinion, Morgan Stanley performed a variety of financial analyses, the material portions of which are summarized above. The summary set forth above does not purport to be a complete description of the analyses performed by Morgan Stanley. In addition, Morgan Stanley believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all such factors and analyses, could create a misleading view of the process underlying the analyses set forth in its opinion. The matters considered by Morgan Stanley in arriving at its opinion are based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business, regulatory and economic conditions and other matters, many of which are beyond the control of Time Warner and TBS. Any estimates or financial projections incorporated or used in the analyses performed by Morgan Stanley are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than such projections or estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future. Such financial projections and estimates are inherently subject to substantial uncertainty. With respect to the financial projections and other estimates supplied or prepared by third parties and used by Morgan Stanley in its analyses, Morgan Stanley assumed that such financial projections and estimates had been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the third parties that supplied or prepared such financial projections or estimates. Arriving at a fairness opinion is a complex process, not necessarily susceptible to partial summary or description. No company utilized as a comparison is identical to Time Warner or TBS or the business segment for which a comparison is being made. Accordingly, an analysis of comparable companies and comparable business combinations resulting from the transactions is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the value of the comparable companies or company to which they are being compared.

  The Time Warner Board selected Morgan Stanley as its financial advisor because it is an internationally recognized investment banking firm, which has substantial experience in transactions similar to the Transaction and is familiar with Time Warner and its business. Morgan Stanley is an investment banking firm engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of Morgan Stanley's trading and brokerage activities, Morgan Stanley or its affiliates may at any time hold long or short positions, may trade or otherwise effect transactions, for its own account or for the account of customers, in debt or equity securities of Time Warner and TBS. Morgan Stanley in the past has provided certain investment banking, financial advisory and financing services to Time Warner and has received customary fees and reimbursement of expenses for such services. Since January 1, 1994, Morgan Stanley has received compensation, including underwriting fees, from Time Warner for such services of approximately $33 million, other than the fee paid in connection with the Morgan Stanley Opinion.

  See "--Certain Fees and Expenses" below for a summary of the terms of the engagement of Morgan Stanley by Time Warner, including the fee payable by Time Warner upon consummation of the Mergers.

  Time Warner also retained Bear, Stearns & Co. Inc. to act as an advisor on various matters, including the Transaction. Bear, Stearns & Co. Inc. was not requested to, and did not, provide a fairness opinion to the Time Warner Board.

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

OPINIONS OF TBS'S FINANCIAL ADVISORS

 OPINION OF CS FIRST BOSTON

  CS First Boston has acted as financial advisor to TBS in connection with the Transaction. CS First Boston was selected by TBS based on CS First Boston's experience and expertise. CS First Boston is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

  In connection with CS First Boston's engagement, TBS requested that CS First Boston evaluate the fairness, from a financial point of view, to the holders of TBS Capital Stock (other than Time Warner and its affiliates) of the consideration to be received by such holders in the TBS Merger. At a meeting of the TBS Board held on September 22, 1995 to evaluate the proposed transaction, CS First Boston rendered to the TBS Board an oral opinion (subsequently confirmed in writing) to the effect that, as of September 22, 1995 and based upon and subject to the matters stated therein, the consideration to be received by the holders of TBS Capital Stock (other than Time Warner and its affiliates) in the TBS Merger was fair to such holders from a financial point of view. In connection with the meeting of the Board held on November 21, 1995 to consider the amendment and restatement of the Merger Agreement to revise the transaction structure and on August 8, 1996 to approve the FTC Consent Decree and proposed amendments to the Transaction Agreements, TBS requested that CS First Boston confirm its opinions delivered on September 22, 1995 and November 21, 1995, respectively. At meetings of the TBS Board on November 21, 1995 and August 8, 1996, CS First Boston rendered to the TBS Board oral opinions (subsequently confirmed in writing) to the effect that, as of the dates of such opinions and based upon and subject to the matters stated therein, the consideration to be received by the holders of TBS Capital Stock (other than Time Warner and its affiliates) in the TBS Merger was fair to such holders from a financial point of view. In connection with the CS First Boston opinions dated November 21, 1995 and August 8, 1996, CS First Boston updated certain of the analyses performed in connection with its opinion delivered November 21, 1995 and reviewed the assumptions on which such analyses were based and the factors considered in connection therewith.

  In arriving at its opinion dated August 8, 1996 (the "CS First Boston Opinion"), CS First Boston (a) reviewed publicly available business and financial information relating to TBS and Time Warner, (b) reviewed other information, including financial forecasts, provided to CS First Boston by TBS and Time Warner, (c) met with the respective managements of TBS and Time Warner for due diligence discussions concerning the businesses and prospects of TBS and Time Warner, (d) reviewed the Merger Agreement, as originally executed on September 22, 1995 and amended on November 21, 1995, and drafts of Amendment No. 1 to the Merger Agreement and other related documents, including certain agreements involving TCI and certain of its affiliates, and assumed for purposes of its opinion that the final terms of such Amendment No. 1 and the other documents reviewed by CS First Boston in draft form would not vary materially from the drafts reviewed by CS First Boston and that the terms of any additional documents agreed to other than those reviewed by CS First Boston would not materially affect CS First Boston's analyses, (e) considered financial and stock market data of TBS and Time Warner and compared that data with similar data for other publicly held companies in businesses similar to those of TBS and Time Warner, (f) considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions recently effected and (g) considered such other information, financial studies, analyses and investigations and financial, economic, regulatory and market criteria (as more fully described below) which CS First Boston deemed relevant. CS First Boston has consented to the inclusion of the CS First Boston Opinion as Appendix C-2 to this Joint Proxy Statement/Prospectus.

  In connection with its review, CS First Boston did not assume responsibility for independent verification of any of the information provided to or otherwise reviewed by CS First Boston and relied upon its being complete and accurate in all material respects. With respect to the financial forecasts reviewed, CS First Boston assumed that such forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of TBS and Time Warner as to the future financial performance of TBS and Time Warner. In addition, CS First Boston did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of TBS or Time Warner, nor was CS First Boston furnished with any such evaluation or appraisal. CS First Boston's opinion was necessarily based on information available to it and financial, economic, market, regulatory and other conditions as they existed and could be evaluated on the date of its opinion. CS First Boston expressed no opinion as to what the value of New Time Warner Common Stock actually would be when issued pursuant to the Transaction or the prices at which New Time Warner Common Stock would trade subsequent to the consummation of the Transaction. CS First Boston was not requested to, and did not, solicit third party indications of interest in acquiring all or any part of TBS. Although CS First Boston evaluated the fairness of the consideration to be received by the holders of TBS Capital Stock (other than Time Warner and its affiliates) in the TBS Merger from a financial point of view, the specific consideration payable in the Transaction was determined by negotiations among the parties to the Transaction. No limitations were imposed by TBS on CS First Boston with respect to the investigations made or procedures followed by CS First Boston in connection with the rendering of its opinions.

  THE FULL TEXT OF THE CS FIRST BOSTON OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS OF THE REVIEW UNDERTAKEN BY CS FIRST BOSTON, IS ATTACHED HERETO AS APPENDIX C-2 AND IS INCORPORATED HEREIN BY REFERENCE. HOLDERS OF TBS CAPITAL STOCK ARE URGED TO READ THE CS FIRST BOSTON OPINION CAREFULLY IN ITS ENTIRETY. THE CS FIRST BOSTON OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE CONSIDERATION TO BE RECEIVED BY HOLDERS OF TBS CAPITAL STOCK (OTHER THAN TIME WARNER AND ITS AFFILIATES) IN THE TBS MERGER FROM A FINANCIAL POINT OF VIEW, DOES NOT CONSTITUTE AN OPINION WITH RESPECT TO ANY OTHER ASPECT OF THE TRANSACTION OR ANY RELATED TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY TBS SHAREHOLDER OR TIME WARNER STOCKHOLDER AS TO HOW SUCH SHAREHOLDER OR STOCKHOLDER SHOULD VOTE WITH RESPECT TO THE TBS MERGER OR THE TIME WARNER MERGER. THE SUMMARY OF THE CS FIRST BOSTON OPINION SET FORTH IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT THEREOF.

  In preparing its opinions to the TBS Board, CS First Boston performed a variety of financial and comparative analyses, including those described below performed by CS First Boston in connection with the CS First Boston Opinion. The summary of CS First Boston's analyses set forth below does not purport to be a complete description of the analyses underlying the CS First Boston Opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. In arriving at its opinions, CS First Boston made qualitative judgments as to the significance and relevance of each analysis and factor considered by it. Accordingly, CS First Boston believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying such analyses and opinions. In its analyses, CS First Boston made numerous assumptions with respect to TBS, Time Warner, industry performance and regulatory, general business, economic, market and financial conditions and other matters, many of which are beyond the control of TBS and Time Warner. No company, transaction or business used in such analyses as a comparison is identical to TBS, Time Warner or the Transaction, nor is an evaluation of the results of such analyses entirely mathematical; rather, it involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions being analyzed. The estimates contained in such analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, such estimates are inherently subject to substantial uncertainty.

  The following is a summary of all the material analyses performed by CS First Boston in connection with the CS First Boston Opinion:

  Comparable Company Analysis. CS First Boston reviewed and compared certain financial, operating and stock market information of TBS with the following selected publicly traded entertainment companies: Time

Warner, News Corp., Disney and Viacom (the "Comparable Companies"). CS First Boston compared adjusted market values (equity market value plus net debt) as a multiple of estimated fiscal 1996 and estimated fiscal 1997 revenue and operating cash flow. CS First Boston multiplied TBS's operating statistics by a range of multiples based on the trading performance of the Comparable Companies. The ranges of multiples of estimated fiscal 1996 and estimated fiscal 1997 revenues and operating cash flow for the Comparable Companies were as follows: (a) estimated fiscal 1996 and fiscal 1997 revenues: 1.9x to 2.5x and 1.7x to 2.2x, respectively; and (b) estimated fiscal 1996 and fiscal 1997 operating cash flow: 8.7x to 14.5x and 7.9x to 13.3x, respectively. All multiples were based on closing stock prices on August 2, 1996. Estimated financial information was based on, in the case of the Comparable Companies, estimates of selected investment banking firms and, in the case of TBS and Time Warner, estimates of TBS and Time Warner management. Applying multiples of estimated 1997 operating cash flow for the Comparable Companies of 10.0x to 13.0x to corresponding financial statistics for TBS resulted in an enterprise reference range for TBS of approximately $7.1 billion to $9.2 billion and an equity reference range for TBS of approximately $5.0 billion to $7.1 billion, resulting in a reference range per share of TBS Common Stock of approximately $16.50 to $23.50.

  Comparable Transaction Analysis. Using publicly available information, CS First Boston analyzed the adjusted purchase prices and multiples paid or proposed to be paid in the following selected media merger and acquisition transactions: A group including Tracinda Corporation and management of Metro-Goldwyn Mayer Inc. ("MGM")/MGM, U S WEST/Continental, Westinghouse/CBS, Disney/Capital Cities, Gannett Co., Inc./Multimedia, Inc., Seagram/MCA, Viacom/Blockbuster and Viacom/Paramount (the "Comparable Transactions"). CS First Boston compared adjusted purchase prices as a multiple of latest 12 months and forward year operating cash flow. The ranges of multiples of latest 12 months and forward year operating cash flow for the Comparable Transactions were as follows: (a) latest 12 months operating cash flow: 9.4x to 25.3x; and
(b) forward year operating cash flow: 8.2x to 13.1x. All multiples for the Comparable Transactions were based on information available at the time of announcement of such transaction. Applying multiples of estimated 1997 operating cash flow for the Comparable Transactions of 16.5x to 19.1x to corresponding financial statistics for TBS resulted in an enterprise reference range for TBS of approximately $11.7 billion to $13.5 billion and an equity reference range for TBS of approximately $9.6 billion to $11.4 billion, resulting in a reference range per share of TBS Common Stock of approximately $32.00 to $38.00.

  Discounted Cash Flow Analysis. CS First Boston performed a discounted cash flow analysis of the projected unlevered free cash flow of TBS for the fiscal years ended December 31, 1996 through 2001, based upon operating and financial assumptions, forecasts and other information provided by the management of TBS. For purposes of this analysis, CS First Boston utilized discount rates of 11.5%, 12.5% and 13.5% (with particular focus on discount rates of 11.5% and 12.5%) and terminal value multiples of operating cash flow of 13.0x, 15.0x and 17.0x (with particular focus on terminal value multiples of 13.0x and 15.0x). Based on discount rates of 11.5% to 12.5% and terminal value multiples of 13.0x to 15.0x, this analysis indicated an enterprise reference range for TBS of approximately $8.9 billion to $10.5 billion and an equity reference range for TBS of approximately $6.8 billion to $8.4 billion, resulting in a reference range per share of TBS Common Stock of approximately $22.50 to $28.00.

  Other Factors and Analyses. In the course of preparing its opinion, CS First Boston reviewed other matters, including (a) historical and projected financial results of TBS and Time Warner, (b) trading characteristics and public market valuations of TBS and Time Warner, including the estimated public market value of Time Warner based on an analysis of the business segments of publishing, music and cable systems owned directly by Time Warner and Time Warner's investment in TWE, (c) the pro forma capitalization and ownership of the combined company and (d) the material terms of the TCI Arrangements (excluding arrangements resulting from the Program Agreement and the PPV Output Agreement). CS First Boston was not requested to, and did not, express any opinion with respect to the TCI Arrangements. CS First Boston's review of those TCI Arrangements evaluated by CS First Boston was focused primarily on the potential additional consideration to be received by TCI as a result of such TCI Arrangements. In analyzing such potential additional consideration, CS First Boston utilized an acquisition multiple of 12.0x fiscal 1996 projected operating cash flow

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

with respect to SportSouth. CS First Boston assumed that the maximum value to TCI of the SSSI Option equaled the $155 million after-tax purchase price to be paid by Time Warner for the SSSI Option (based upon the closing price per share of Time Warner Common Stock on August 6, 1996 of $36.50 and assuming such payments are deductible by New Time Warner). CS First Boston further assumed that Time Warner would not be required to make payments to TCI under any tax indemnities or similar arrangements. Based on the foregoing and operating and financial assumptions and other information provided by or otherwise discussed with TBS management, CS First Boston derived an aggregate reference range for such potential additional consideration of approximately $15 million to $184 million. CS First Boston noted that, based on a weighted average of the per share consideration payable in the TBS Merger in respect of shares of TBS Capital Stock beneficially owned by TCI, this reference range represented potential additional consideration to TCI for its shares of TBS Capital Stock, on a TBS Common Stock equivalent basis, of approximately $1.23 to $3.77 per share. CS First Boston further noted that such potential additional consideration, if allocated among all outstanding shares of TBS Capital Stock (excluding shares beneficially owned by Time Warner and its affiliates), represented approximately $0.06 to $0.75 per share of additional potential consideration for the outstanding shares of TBS Capital Stock, on a TBS Common Stock equivalent basis.

  Miscellaneous. In the ordinary course of business, CS First Boston and its affiliates may actively trade the debt and equity securities of both TBS and Time Warner for their own account and for accounts of customers and, accordingly, may at any time hold a long or short position in such securities. CS First Boston in the past has provided investment banking and financial advisory services to TBS, Time Warner and certain shareholders of TBS and Time Warner in connection with a number of transactions (including debt and equity financing and merger and acquisition activities). Since January 1, 1994, CS First Boston has received compensation from TBS and Time Warner for such services of approximately $2.1 million and $0.5 million, respectively, other than the fee payable to CS First Boston in connection with the CS First Boston Opinion. See "--Certain Fees and Expenses" below for a summary of the terms of the engagement of CS First Boston by TBS.

 OPINION OF MERRILL LYNCH

  On August 8, 1996, Merrill Lynch delivered its oral opinion (which it subsequently confirmed in writing) (the "Merrill Lynch Opinion") to the TBS Board, to the effect that, as of August 8, 1996, and based upon the assumptions made, matters considered and limits of the review as set forth in such opinion, (i) the consideration to be received by holders of TBS Capital Stock (other than TCI and its affiliates and Time Warner) pursuant to the TBS Merger was fair to such holders from a financial point of view and (ii) in the context of the governance arrangements relating to TBS's ability to consummate the TBS Merger, the financial terms of the TCI Arrangements were fair from a financial point of view to TBS and its shareholders (other than TCI and its affiliates and Time Warner). For purposes of its opinion, Merrill Lynch included as part of the TCI Arrangements the incremental value to be received by TCI as a holder of shares of TBS Class C Preferred Stock as a result of the difference between the consideration to be received by holders of TBS Common Stock and holders of TBS Class C Preferred Stock, on an as-converted basis (the "Class C Premium"). Merrill Lynch has consented to the inclusion of the Merrill Lynch Opinion as Appendix C-3 to this Joint Proxy Statement/Prospectus.

  Merrill Lynch initially delivered an oral opinion (which it subsequently confirmed in writing) to the TBS Board on September 22, 1995 to the effect that, as of September 22, 1995, and based upon the assumptions made, matters considered and limits of the review as set forth in such opinion, (i) the consideration to be received by the holders of TBS Capital Stock (other than TCI and its affiliates and Time Warner) pursuant to the TBS Merger was fair to such holders from a financial point of view and (ii) in the context of the governance arrangements relating to TBS's ability to consummate the TBS Merger, the financial terms of the Prior TCI Arrangements were fair from a financial point of view to TBS and its shareholders (other than TCI and its affiliates and Time Warner). In connection with the execution of the FTC Consent Decree, the parties amended and modified the Prior TCI Arrangements and, at the request of TBS, Merrill Lynch provided the Merrill Lynch Opinion. The methodologies used by Merrill Lynch in the financial analyses relating to its September 22, 1995 opinion (the "September 22 Analyses") are similar to the methodologies used by Merrill Lynch in the financial analyses relating to the Merrill Lynch Opinion, which are described herein. Except as otherwise provided herein, the

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

following data represents the financial analyses performed by Merrill Lynch in connection with the Merrill Lynch Opinion.

  A COPY OF THE MERRILL LYNCH OPINION IS ATTACHED HERETO AS APPENDIX C-3. HOLDERS OF TBS CAPITAL STOCK ARE URGED TO READ THE MERRILL LYNCH OPINION IN ITS ENTIRETY FOR THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS OF THE REVIEW BY MERRILL LYNCH. THE MERRILL LYNCH OPINION IS DIRECTED ONLY TO THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE CONSIDERATION TO BE RECEIVED BY HOLDERS OF TBS CAPITAL STOCK (OTHER THAN TCI AND ITS AFFILIATES AND TIME WARNER) IN THE TBS MERGER AND, IN THE CONTEXT OF THE GOVERNANCE ARRANGEMENTS RELATING TO TBS'S ABILITY TO CONSUMMATE THE TBS MERGER, TO THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE FINANCIAL TERMS OF THE TCI ARRANGEMENTS TO TBS AND ITS SHAREHOLDERS (OTHER THAN TCI AND ITS AFFILIATES AND TIME WARNER), AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY TBS SHAREHOLDER OR TIME WARNER STOCKHOLDER AS TO HOW SUCH SHAREHOLDER OR STOCKHOLDER SHOULD VOTE AT THE TBS MEETING OR THE TIME WARNER MEETING. THE SUMMARY OF THE MERRILL LYNCH OPINION SET FORTH IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE MERRILL LYNCH OPINION.

  In arriving at the Merrill Lynch Opinion, Merrill Lynch (a) reviewed TBS's Annual Reports to Shareholders, Annual Reports on Form 10-K and related financial information for the five fiscal years ended December 31, 1995 and TBS's Quarterly Reports on Form 10-Q and the related unaudited financial information for the quarterly periods ended March 31, 1996 and June 30, 1996,
(b) reviewed Time Warner's Annual Reports to Stockholders, Annual Reports on Form 10-K and related financial information for the five fiscal years ended December 31, 1995 and Time Warner's Quarterly Report on Form 10-Q and the related unaudited financial information for the quarterly period ended March 31, 1996, (c) reviewed information, including financial forecasts, relating to the business, earnings, cash flow, assets and prospects of TBS and SportSouth furnished to Merrill Lynch by TBS, (d) reviewed information, including financial forecasts, relating to the business, earnings, cash flow, assets, and prospects of the Sunshine Network furnished to Merrill Lynch by Time Warner, (e) reviewed certain publicly available information relating to the business, earnings, cash flow, assets and prospects of Time Warner, (f) conducted due diligence discussions with members of senior management of TBS concerning its business and prospects, conducted due diligence discussions with members of senior management of Time Warner concerning its business and prospects, and conducted due diligence discussions with members of senior management of TBS, Time Warner and TCI concerning the TCI Arrangements,
(g) reviewed the historical market prices and trading activity for the shares of TBS Common Stock and the shares of Time Warner Common Stock and compared them with that of publicly traded companies which Merrill Lynch deemed to be reasonably similar to TBS and Time Warner, respectively, (h) compared the results of operations of TBS and Time Warner with those of companies which Merrill Lynch deemed to be reasonably similar to TBS and Time Warner, respectively, (i) compared the proposed financial terms of the transactions contemplated by the Merger Agreement with the financial terms of other mergers and acquisitions which Merrill Lynch deemed to be relevant, (j) compared the proposed financial terms of the proposed transactions involving SportSouth and the Sunshine Network with the financial terms of other transactions which Merrill Lynch deemed to be relevant, (k) reviewed the financial terms of a limited number of transactions in which controlling shareholders or persons having the right to consent to, or effective veto power over, a transaction received different consideration than other shareholders, (l) reviewed the financial terms of a limited number of transactions in which an issuer of securities sold a non-controlling interest in the issuer to a strategic acquiror, (m) reviewed the TCI Arrangements and with respect thereto (i) prepared analyses based upon assumptions provided by TBS and Time Warner, (ii) analyzed from a financial point of view the impact of the TCI Arrangements on TBS and Time Warner and (iii) discussed its analyses with members of senior management of TBS who advised Merrill Lynch that its analyses were reasonable,
(n) reviewed the Merger Agreement and a draft proxy statement relating to the Mergers, (o) reviewed a draft of the FTC Consent Decree, and (p) reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters (as more fully described below) as Merrill Lynch deemed necessary.

  In preparing its opinion, Merrill Lynch relied on the accuracy and completeness of all information supplied or otherwise made available to it by TBS and Time Warner, and Merrill Lynch did not independently verify

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

such information or undertake an independent appraisal of the assets or liabilities of TBS or Time Warner. With respect to the financial forecasts furnished by TBS, Merrill Lynch assumed that they were reasonably prepared and reflected the best currently available estimates and judgment of TBS's management as to the expected future financial performance of TBS or SportSouth, as the case may be. With respect to the financial forecasts furnished by Time Warner relating to the Sunshine Network, Merrill Lynch assumed that they were reasonably prepared and reflected the best currently available estimates and judgments of Time Warner's management as to the expected future financial performance of the Sunshine Network for the period covered by the forecasts. Merrill Lynch also assumed, based on advice of TBS, that the TBS Merger could not be consummated without the support of TCI and that TCI would not support the TBS Merger unless the TCI Arrangements were entered into and effected. Merrill Lynch further assumed that (i) the payments to be made by New Time Warner in connection with the SSSI Agreement would be tax-deductible to New Time Warner and (ii) New Time Warner would not be required to make any payments to TCI under any tax indemnities or similar provisions contained in the TCI Arrangements. In addition, based upon advice of TBS senior management, Merrill Lynch assumed that the rebate arrangement with TCI under the Program Agreement would commence and terminate at specified dates in the case of each particular program service and that the terms of the PPV Output Agreement are customary for an arrangement of that type and reflect market terms and conditions. Merrill Lynch expressed no opinion as to what the value of New Time Warner Common Stock actually will be when issued to the shareholders of TBS pursuant to the TBS Merger or the prices at which New Time Warner Common Stock will trade subsequent to the Mergers. Merrill Lynch also assumed for purposes of its opinion that the terms of any additional documents that may be agreed to other than those reviewed by Merrill Lynch would not affect Merrill Lynch's analyses. In connection with the preparation of its opinion, Merrill Lynch was not authorized by TBS or the TBS Board to solicit, nor did Merrill Lynch solicit, third party indications of interest for the acquisition of all or any part of TBS. Although Merrill Lynch evaluated the fairness of the TBS Merger consideration and the TCI Arrangements from a financial point of view, Merrill Lynch was not requested to, and did not, participate in the negotiation or structuring of the Transaction or the TCI Arrangements and was not asked to, and did not, recommend or determine the specific consideration payable in the TBS Merger or the financial terms of the TCI Arrangements. The specific consideration payable in the Transaction was determined by negotiations among the parties to the Transaction. No limitations were imposed by TBS on Merrill Lynch with respect to the investigations made or procedures followed by Merrill Lynch in connection with the rendering of its opinion.

  Merrill Lynch provided the TBS Board with a summary of valuation results obtained by using several different valuation methods, the material portions of which are summarized below. While Merrill Lynch advised the TBS Board that the consideration to be received by the shareholders of TBS (other than TCI and its affiliates and Time Warner) pursuant to the TBS Merger was fair to such holders from a financial point of view, in light of the presentation made to the TBS Board by CS First Boston, at the request of TBS, Merrill Lynch did not provide the TBS Board with the valuation methods and analyses prepared in connection with such portion of its opinion. The following is a summary of all the material analyses performed by Merrill Lynch with respect to the TCI Arrangements.

 Summary Valuation of TCI Arrangements

  In valuing the TCI Arrangements, Merrill Lynch calculated (i) the imputed benefit to TCI for each TCI Arrangement (the "TCI Value") and (ii) the imputed
(cost)/benefit to New Time Warner for each TCI Arrangement (a number in parentheses representing the cost to New Time Warner of such TCI Arrangement) (the "New Time Warner Value"). In its analysis, Merrill Lynch employed one or more of the following valuation methodologies (a) discounted cash flow analyses, (b) analyses of selected publicly traded comparable companies and/or
(c) analyses of selected comparable acquisition transactions. In addition to calculating a TCI Value and a New Time Warner Value for each TCI Arrangement, Merrill Lynch also calculated (i) the aggregate TCI Value of all the TCI Arrangements as a percentage of the offer value of the TBS Merger (calculated to be $8.2 billion, based upon the market price of Time Warner Common Stock on August 7, 1996) (the "Offer Value Percentage") and (ii) the per share premium imputed to TCI with respect to all of the TCI

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

Arrangements (defined to be the aggregate TCI Value of all the TCI Arrangements divided by the total number of TBS Common Stock equivalents owned by TCI) as a percentage of the per share consideration payable in the TBS Merger to each holder of TBS Common Stock (the "Per Share Premium
Percentage").

  Merrill Lynch calculated the aggregate TCI Value of all the TCI Arrangements to be $441.2 million and the aggregate New Time Warner Value of all the TCI Arrangements to be $224.3 million. The aggregate TCI Value of all the TCI Arrangements to TCI represented (a) an Offer Value Percentage of 5.4% and (b) a Per Share Premium Percentage of 24.5% (or a per share premium of $6.60). In its analyses, Merrill Lynch calculated the TCI Value and the New Time Warner Value of (i) the rebate arrangement under the Program Agreement to be $84.6 million and ($84.6) million, respectively, (ii) the SSSI Agreement (including the carriage arrangements relating to WTBS after the WTBS Conversion) to be $246.1 million and $409.4 million, respectively, (iii) the SportSouth Agreement to be $35.0 million and ($35.0) million, respectively, (iv) the Sunshine Option to be $10.0 million and $0.0, respectively, and (v) the Class C Premium to be $65.5 million and ($65.5) million, respectively.

  Following the delivery of its opinion, at the request of TBS management, Merrill Lynch reviewed the final terms of the Program Agreement and supplementally advised TBS that Merrill Lynch recalculated (a) the TCI Value for the Program Agreement to be $76.8 million and the New Time Warner Value for the Program Agreement to be ($76.8) million, (b) the aggregate TCI Value of all the TCI Arrangements to be $433.4 million and the aggregate New Time Warner Value of all TCI Arrangements to be $232.0 million, (c) the Offer Value Percentage of all TCI Arrangements to be 5.3% and (d) the Per Share Premium Percentage to be 24.1% (or a per share premium of $6.48).

  In its September 22 Analyses, Merrill Lynch calculated the aggregate TCI Value of all the Prior TCI Arrangements to be $401.2 million, representing an Offer Value Percentage of 4.4% and a Per Share Premium Percentage of 20.0% (or a per share premium of $6.00).

 Analysis of Premiums Paid in Selected Transactions

  Comparable Public Premium Analysis. Merrill Lynch compared the range of Offer Value Percentages to the premiums paid in 26 transactions from 1992 to the present in which minority interests (15%-49%) in publicly traded companies were acquired in privately negotiated transactions (each such transaction, a "Public Premium Transaction" and the company in which such minority interest was purchased referred to as the "Public Premium Target"). In connection with its analysis, Merrill Lynch reviewed the Public Premium Transactions to compare the premium payable to TCI in the TBS Merger with respect to its minority interest in TBS to premiums paid in other transactions in which a minority interest in a publicly traded company was purchased in order to analyze the incremental price a buyer would pay for a significant block of stock versus the purchase of shares on the open market. While the Public Premium Transactions are not exactly comparable to the TBS Merger (since they do not involve a sale of a minority interest with a veto power in the context of a sale of a company), Merrill Lynch conducted this analysis in order to analyze the fairness of the TCI Arrangements (and the imputed premium to TCI as a result thereof) in an alternative manner.

  In connection with this analysis, Merrill Lynch analyzed the aggregate economic premium (defined as the sum of (a) the market price per share multiplied by the number of shares of outstanding stock with respect to which no premium is payable and (b) the premium price per share multiplied by the number of shares of stock with respect to which such premium is payable) paid by the acquiror in each Public Premium Transaction as a percentage of the implied market value of the Public Premium Target and compared those results to the range of Offer Value Percentages. Merrill Lynch determined the range of economic premiums in the Public Premium Transactions to be (i) (5.4%) to 26.3% (based on the closing stock price one day prior to the announcement of the Public Premium Transaction) and (ii) (3.5%) to 24.4% (based on the closing stock price four weeks prior to the announcement of the Public Premium Transaction), as compared to an Offer Value Percentage of 5.4%. The Public Premium Transactions reviewed were Rebar Financial Group/Ampal-American Israel Corp.; DowElan Co./Mycogen Corp.; Travellers Inc./Taco Cabana Inc.; Telecom Holding Company Limited/Kopin Corp.; Investor Group/Micros Systems Inc.; The Anschutz Corporation/Forest Oil Corporation; Hass Wheat & Partners/Playtex Products, Inc.; Samsung Electronics Co., Ltd./AST Research, Inc.; American General Corporation/Western National Corporation; CIBA-GEIGY Limited/Chiron Corporation; France Telecom,

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

Deutsche Telekom AG/Sprint Corporation; Nestle USA, Inc./Dreyer's Grand Ice Cream, Inc.; Electronic Data Systems Corporation/Video Lottery Technologies Incorporated; Bell Canada International, Inc./Jones Intercable, Inc.; Cadbury Schweppes P.L.C./Dr. Pepper/Seven-Up Companies, Inc.; Hyundai Electronics Industries Co., Ltd./Maxtor Corporation; Burlington Resources Inc./Permian Basin Royalty Trust; Rhone-Poulenc Rorer Inc./Applied Immune Sciences, Inc.; British Telecommunications plc/MCI Communications Corporation; Blockbuster Entertainment Corporation/Republic Pictures Corporation; Figgie International Inc./Kirschner Medical Corporation; Traco International NV/Hartmarx Corporation; Primerica Corporation/Travelers Corporation; Trian Group L.P./DWG Corporation; Archer-Daniels-Midland Company/Pilgrim's Pride Corporation; and Intel Corporation/VLSI Technology, Inc.

  Merrill Lynch also analyzed the per share premium paid by the acquiror in each Public Premium Transaction as a percentage of the closing stock price of the Public Premium Target (each such per share premium, a "Public Per Share Premium") and compared those results to the Per Share Premium Percentage. Merrill Lynch determined the range of Public Per Share Premiums to be (a) (16.5%) to 95.8% (based on a closing stock price one day prior to public announcement of the Public Premium Transaction) and (b) (12.6%) to 86.5% (based on a closing stock price four weeks prior to public announcement of the Public Premium Transaction), as compared to a Per Share Premium Percentage of 24.5%. The foregoing analysis of the Public Premium Transactions takes into account solely the purchase price paid for the equity interest in the Public Premium Target and does not take into account any value or detriment inherent in any strategic arrangements or other agreements that may have been entered into in connection with the Public Premium Transactions.

  Comparable Private Premium Analysis. Merrill Lynch compared the range of Offer Value Percentages to the premiums paid (or proposed to be paid) in ten recapitalization or acquisition transactions from 1986 to the present in which controlling shareholders were paid (or were proposed to be paid) a premium versus non-controlling or public shareholders. In conducting this analysis, Merrill Lynch reviewed the following ten transactions: General Motors Corporation's spin-off of Electronic Data Systems; recapitalization of Fischer & Porter Company; recapitalization of Bergen Brunswig Corporation; the proposed acquisition in November 1995 by Silver King Communications, Inc. ("Silver King") of Home Shopping Network, Inc. ("HSN"); The Griffin Co.'s acquisition of Resorts International, Inc.; CSX Corporation's acquisition of Sea-Land Service; Inc.; Bell Atlantic Corporation's proposed acquisition of TCI; AT&T Corp.'s proposed acquisition of McCaw Cellular Communications, Inc.; Premark International, Inc.'s acquisition of Sikes Corporation; and The Trump Group's acquisition of Pay'n Save Inc. (each a "Private Premium Transaction"). While there were numerous other instances of acquisitions of companies with dual classes of stock, the other transactions considered by Merrill Lynch did not involve the payment of a premium to controlling shareholders. Merrill Lynch compared the aggregate economic premium paid in each Private Premium Transaction as a percentage of the total consideration paid in such transaction and compared those results to the range of Offer Value Percentages. Merrill Lynch determined the value range of the economic premiums in the Private Premium Transactions to be 1.2% to 23.1%, as compared to an Offer Value Percentage of 5.4%.

  Merrill Lynch also analyzed the per share premium paid by the acquiror in each Private Premium Transaction as a percentage of the per share consideration paid to the other shareholders of the target company (the "Private Per Share Premium") and compared those results to the Per Share Premium Percentages. Merrill Lynch determined the range of Private Per Share Premiums to be 6.4% to 852.9%, as compared to a Per Share Premium Percentage of 24.5%. The foregoing analysis of the Private Premium Transactions takes into account solely the purchase price paid for the equity interest in the target company and does not take into account any value or detriment inherent in any strategic arrangements or other agreements that may have been entered into in connection with the Private Premium Transactions.

  The Merrill Lynch valuation of each TCI Arrangement is set forth in greater detail below.

 Program Agreement

  Merrill Lynch considered the value of the carriage arrangements under the Program Agreement relating to WTBS after the WTBS Conversion in its evaluation of the SSSI Agreement. Merrill Lynch assigned no value to the Program Agreement as it relates to carriage of Headline News since, while the Program Agreement provides

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

for mandatory carriage of Headline News for a period of at least five years, the terms of such carriage are not materially more advantageous to TCI as compared to agreements with other cable systems operators.

  Merrill Lynch performed a discounted cash flow analysis of the value to TCI of the rebate arrangement under the Program Agreement. Merrill Lynch's calculations were based on the following principal assumptions: (i) that the rebates to TCI, in the case of each particular service, would commence and terminate at specified dates, (ii) that TCI would meet certain terms and conditions so that TCI would be entitled to the maximum rebate throughout the rebate period and (iii) certain operating assumptions provided by TBS senior management including with respect to pricing and subscriber growth rates. Utilizing discount rates ranging from 9% to 13%, Merrill Lynch calculated the TCI Value to be $84.6 million and the New Time Warner Value to be ($84.6) million. Merrill Lynch did not attempt to quantify the benefit, if any, to New Time Warner of any long-term carriage on TCI cable systems as part of its analysis described above.

  Following the August 8, 1996 meeting of the TBS Board, the Program Agreement was executed with certain changes from the draft of such agreement reviewed by Merrill Lynch and the TBS Board relating to the timing and duration of the rebate arrangements to which TCI would be entitled thereunder. At the request of TBS management, Merrill Lynch performed a discounted cash flow analysis of the value to TCI of the revised rebate arrangement under the Program Agreement, using the same assumptions as in the prior analysis (described in the previous paragraph). Utilizing discount rates ranging from 9% to 13%, Merrill Lynch calculated the TCI Value of the revised rebate arrangements to be $76.8 million and the New Time Warner Value of such arrangements to be ($76.8) million, as compared to the $84.6 million TCI Value and the ($84.6) million New Time Warner Value presented to the TBS Board.

 PPV Output Agreement

  Merrill Lynch assumed, based on the advice of TBS senior management, that the terms of the PPV Output Agreement are customary for an arrangement of that type and reflect market terms and conditions.

 SSSI Agreement

  Merrill Lynch performed a discounted cash flow analysis of the value of the SSSI Agreement to New Time Warner based upon discussions with TBS senior management as to the projected license revenues, advertising sales and expenses associated with the WTBS Conversion. Utilizing these projections, Merrill Lynch calculated a range of present values of the SSSI Agreement based upon the discounted net present value of the sum of (a) the projected unlevered after-tax free cash flow (defined as operating cash flow available after working capital, capital spending and tax requirements) of WTBS to the year 2007 and (b) the projected terminal value of SSSI at such year based upon a range of multiples of projected operating cash flows ("OCF") of WTBS in the year 2007. Merrill Lynch's calculations were based on the following principal assumptions: (i) operating assumptions provided by TBS senior management, including with respect to pricing and subscriber growth rates, advertising revenues and probability of carriage of WTBS by all cable operators (other than Time Warner and TCI), (ii) that New Time Warner would make quarterly payments of $7.7 million for a period of twelve years and (iii) that all payments by New Time Warner in connection with the SSSI Agreement would be deductible by New Time Warner for Federal and state income tax purposes. Utilizing this methodology, assuming New Time Warner exercised the SSSI Option and applying (i) a sensitivity analysis based on the probability of carriage of WTBS by all cable operators (other than Time Warner and TCI), (ii) discount rates ranging from 11.0% to 13.0% and (iii) multiples of terminal OCF ranging from 7.0x to 8.0x, Merrill Lynch calculated the New Time Warner Value of the SSSI Agreement to be $409.4 million (net of the $246.1 million cost of the SSSI Agreement, which amount represents the sum of (A) 5 million shares of LMC Reduced Voting Common Stock being issued to SSSI and LMC in respect of the SSSI Option and the LMC Non-competition Covenant, respectively, valued at $35.88 per share (the market price per share of Time Warner Common Stock on August 7, 1996) plus (B) an approximately $67 million payment, payable in cash or stock at New Time Warner's option). Merrill Lynch calculated the TCI Value of the SSSI Agreement to be $246.1 million based on the assumption that New Time Warner would not exercise the SSSI Option if management of New Time Warner did not believe that New Time Warner could obtain sufficient carriage of WTBS by cable operators (other than Time Warner and TCI).


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

 SportSouth Agreement

  Discounted Cash Flow Analysis. Merrill Lynch performed a discounted cash flow analysis of SportSouth based on its review of SportSouth's historical financial performance and projections of SportSouth's financial performance as provided by TBS senior management. Utilizing these projections, Merrill Lynch calculated a range of present values for SportSouth based upon the discounted net present value of the sum of (a) the projected unlevered after-tax free cash flow (defined as operating cash flow available after working capital, capital spending and tax requirements) of SportSouth to the year 2005 and (b) the projected terminal value of SportSouth at such year based upon a range of multiples of projected OCF of SportSouth in the year 2005. Merrill Lynch subtracted SportSouth's net indebtedness as of June 30, 1996 from each such value and multiplied the result by TBS's percentage interest in SportSouth in order to determine a range of implied values of TBS's equity interest in SportSouth. Utilizing this methodology and applying discount rates ranging from 14.0% to 16.0% and multiples of terminal OCF ranging from 10.0x to 12.0x, Merrill Lynch calculated the implied value of TBS's equity interest in SportSouth to range from $76.8 to $97.7 million.

  Comparable Public Company Analysis. Merrill Lynch reviewed certain publicly available financial information regarding the following four selected publicly traded basic cable network companies: Gaylord, HSN, International Family and BET (the "Public Programming Companies"). For each Public Programming Company, Merrill Lynch derived an OCF multiple by comparing the adjusted enterprise value of the Public Programming Company (determined by multiplying the closing stock price by the total outstanding shares, adding thereto net indebtedness, preferred stock and minority interests and subtracting therefrom, if required, the estimated value of all non-programming and non-consolidated assets) to its 1997 estimated OCF. Applying OCF multiples ranging from 7.0x to 10.0x, which multiples were derived from the Public Programming Companies, to SportSouth's 1997 expected OCF, Merrill Lynch calculated the implied asset value of SportSouth. Merrill Lynch subtracted SportSouth's net indebtedness as of June 30, 1996 from each such value and multiplied the result by TBS's percentage interest in SportSouth to determine a range of implied values for TBS's equity interest in SportSouth. Utilizing this methodology, the implied value of TBS's equity interest in SportSouth was calculated by Merrill Lynch to range from $57.9 to $83.9 million.

  Comparable Acquisition Transaction Analysis. Merrill Lynch reviewed certain publicly available information regarding ten selected business combinations of cable networks (the "Cable Comparables") and five selected business combinations in the entertainment industry (the "Entertainment Comparables"). The Cable Comparables reviewed were Comcast-TCI/QVC, Cablevision Systems--ITT Corp./Madison Square Garden Corp., K-III Communications Corp./Whittle Educational Network, LMC/Prime Ticket Inc., Capital Cities/Lifetime Television, Ellis Communications Inc./Raycom Inc., Cablevision Systems/AMC Entertainment Inc., LMC/Sportschannel Chicago Associates, Hearst Corp./ESPN Inc., the Wometco sale of its participation interest in SportSouth to TBS and TCI and the proposed acquisition in November 1995 by Silver King of HSN. The Entertainment Comparables reviewed were Viacom/Paramount, Seagram/MCA, Disney/Capital Cities, Westinghouse/CBS and the proposed acquisition of MGM by a group including Tracinda Corporation and MGM management. For each such transaction, Merrill Lynch compared the transaction value (determined by multiplying the consideration per share by the total outstanding shares of the target company, adding thereto net indebtedness, preferred stock and minority interests of the target company and subtracting therefrom, if required, the estimated value of all non-programming and non-consolidated assets of the target company) of each such transaction as a multiple of EBITDA for the last twelve months of the target company. Applying this analysis to the SportSouth transaction, Merrill Lynch calculated the transaction value of the SportSouth transaction to be 9.2x SportSouth's OCF for the twelve months ending June 30, 1996. Merrill Lynch then calculated the implied asset value of SportSouth by applying OCF multiples ranging from 10.0x to 12.0x, which multiples were derived from the Cable Comparables and the Entertainment Comparables, to SportSouth's 1997 expected OCF. Merrill Lynch subtracted SportSouth's net indebtedness as of June 30, 1996 from each such value and multiplied the result by TBS's equity interest in SportSouth to determine a range of TBS's implied equity value in SportSouth. Utilizing this methodology, the implied equity value of TBS's interest in SportSouth was calculated by Merrill Lynch to range from $83.9 to $101.3 million.


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  Based on its analyses, Merrill Lynch calculated the TCI Value and the New
Time Warner Value of the SportSouth Agreement to be $35 million and ($35) million, respectively.

 Sunshine Option

  Merrill Lynch calculated the implied offer value of the Sunshine Network to be $93.3 million based on TCI's purchase of Time Warner's approximately 15.0% indirect interest in the Sunshine Network at a purchase price of $14.0 million pursuant to the Sunshine Option. Merrill Lynch calculated the implied transaction value of the Sunshine Option to be $90.7 million (implied offer value of $93.3 million plus ($2.6) million of net indebtedness of the Sunshine Network as of June 30, 1996) and determined such value to be a 22.1x, 18.5x and 45.4x multiple of the Sunshine Network's 1995 OCF, 1996 OCF and adjusted 1996 OCF (adjusted 1996 OCF assumes that the Sunshine Network loses a significant amount of its programming rights to SportsChannel Florida, a competing regional sports programming service controlled by Front Row Communications, Inc. (an affiliate of H. Wayne Huizenga, who also controls major Florida sports teams) and annual cash flow decreases to approximately $2 million). Merrill Lynch then analyzed the value of the Sunshine Network based on the Sunshine Network's 1996 OCF and adjusted 1996 OCF utilizing OCF multiples of 10.0x to 12.0x. In addition, Merrill Lynch also analyzed the value of the Sunshine Network based on the terms of the recent sale of the Prime Ticket Network. Based on its analyses, Merrill Lynch calculated the TCI Value and the New Time Warner Value of the Sunshine Option to be $10.0 million and $0.0, respectively.

 Class C Premium Payable to TCI

  Pursuant to the TBS Merger, (a) the exchange ratio with respect to each share of TBS Common Stock is 0.75 of a share of New Time Warner Common Stock and (b) the exchange ratio with respect to each share of TBS Class C Preferred Stock (which, by its terms, is convertible into six shares of TBS Class B Common Stock) is 4.80 shares of New Time Warner Common Stock. Based on a $35.88 price per share of New Time Warner Common Stock (the closing market price of Time Warner Common Stock on August 7, 1996), Merrill Lynch calculated the aggregate Class C Premium payable to TCI with respect to its holdings of TBS Class C Preferred Stock to be $65.5 million.

  In arriving at the Merrill Lynch Opinion, Merrill Lynch performed a variety of financial analyses, the material portions of which are summarized above. Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all such factors and analyses, could create a misleading view of the process underlying its analyses set forth in the Merrill Lynch Opinion. Any estimates incorporated in the analyses performed by Merrill Lynch are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than such estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future, and such estimates are inherently subject to uncertainty. No company or transaction utilized in the comparable company and comparable acquisition analyses as a comparison is identical to SportSouth or the Sunshine Network. Additionally, no Public Premium Transaction or Private Premium Transaction is identical to the Transaction or to the TCI Arrangements. Accordingly, an analysis of comparable transactions and/or comparable companies is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading value of the comparable companies or the business segment or company to which they are being compared. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description.

 Miscellaneous

  The TBS Board selected Merrill Lynch to render a fairness opinion because Merrill Lynch is an internationally recognized investment banking firm with substantial experience in transactions similar to the

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Transaction and because it is familiar with TBS and its business. Merrill
Lynch has, in the past provided (and may in the future provide), financial advisory and/or financing services to TBS, Time Warner and TCI and has received fees for the rendering of such services. Specifically, since January 1, 1989, Merrill Lynch has received fees, including underwriting fees, of approximately $18 million, $122 million and $50 million from TBS, Time Warner and TCI, respectively, other than the fee paid to Merrill Lynch in connection with the Merrill Lynch Opinion. Merrill Lynch has recently provided financial advisory services to TCI in connection with other matters for which Merrill Lynch expects to receive customary compensation. In addition, an affiliate of Merrill Lynch is currently providing commercial lending services to Mr. Turner for which it receives customary compensation and Merrill Lynch may in the future provide additional services to Mr. Turner. See "Certain Fees and Expenses" below for a summary of the terms of the engagement of Merrill Lynch by TBS.

PURPOSE AND CERTAIN EFFECTS OF THE TRANSACTION

  The purpose of the Transaction is to combine Time Warner and TBS. As a result of the Transaction, Time Warner and TBS will each become a wholly owned subsidiary of New Time Warner. New Time Warner will derive the sole benefit of TBS's net earnings and net book value, and former holders of TBS Capital Stock will no longer have any direct interest in TBS or be able to vote with respect to the future affairs of TBS. Although former holders of TBS Capital Stock will no longer enjoy the possibility of a direct interest in any future appreciation in their equity interest in TBS, after the Transaction such former holders will enjoy the possibility of future appreciation in their equity interest in New Time Warner, which will include TBS.

  Registration of the TBS Common Stock under the Exchange Act may be terminated upon application of TBS to the Commission if the TBS Common Stock is neither listed on a national securities exchange nor held by more than 300 holders of record. Following consummation of the Mergers, TBS will be a wholly owned subsidiary of New Time Warner and the TBS Common Stock will be delisted from the AMEX and will no longer trade publicly. TBS expects that the TBS Common Stock will continue to be listed and traded on the AMEX until the consummation of the Transaction.

  Following consummation of the Mergers, New Time Warner intends to guarantee unconditionally the outstanding publicly traded indebtedness of Time Warner and TBS. As a result (subject to confirmation from the Commission), neither Time Warner nor TBS expects to continue to file financial information or other reports under the Exchange Act; however, New Time Warner intends to include summarized financial information regarding Time Warner and TBS in its financial statements, to the extent required by the rules of the Commission.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

  In considering the recommendations of the Time Warner Board and the TBS Board with respect to the Transaction, stockholders of Time Warner and shareholders of TBS should be aware that certain members of the TBS Board and management of TBS have certain interests in the Transaction that may be in addition to the interests of stockholders of Time Warner or shareholders of TBS generally. The Time Warner Board and the TBS Board were aware of these interests and considered them, among other factors, in approving the Transaction. These interests are summarized below.

 Employment Agreement with R.E. Turner

  Upon consummation of the Mergers, New Time Warner and Mr. Turner will enter into a five-year employment agreement (the "Turner Employment Agreement"). The Turner Employment Agreement provides that, subject to and after consummation of the Mergers, Mr. Turner will serve as Vice Chairman of New Time Warner and Chief Executive Officer of New Time Warner's newly-created Video Division (consisting principally of the businesses of TBS, the Home Box Office division of TWE ("Home Box Office") and TWE's interest in Court TV) (the "Video Division") until December 31, 2001 (the "Term Date"). He will also continue to serve as the Chairman of the Board, President and Chief Executive Officer of TBS. Pursuant to the Turner Employment

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

Agreement, Mr. Turner will receive an annual salary of not less than $700,000 and will have a target annual bonus equal to 90% of the target annual bonus paid to the Chief Executive Officer of New Time Warner (assuming comparable levels of achievement of their respective qualitative goals established by the Compensation Committee of the New Time Warner Board (the "Compensation Committee")), with the actual annual bonus paid to be determined by the Compensation Committee in accordance with the Time Warner Inc. Annual Bonus Plan for Executive Officers, which will be assumed by New Time Warner. In addition, the Turner Employment Agreement provides that deferred compensation in an amount equal to 50% of Mr. Turner's base salary during each year of the term of employment will be credited to an account to be maintained by New Time Warner and managed by an investment advisor appointed by New Time Warner, subject to Mr. Turner's approval. Funds will be invested or deemed to be invested in securities as directed by the investment advisor, with the assumed after-tax effect upon New Time Warner of gains, losses and income, and distributions thereof, and of interest expenses and brokerage commissions and other direct expenses attributed thereto, being credited or charged to the account. Payments from his deferred compensation account will be made to Mr. Turner in installments over a five-year period beginning after expiration of his term of employment. Such payments will include an amount equal to the assumed tax benefit to New Time Warner of the compensation deduction available for tax purposes for the portion of the account represented by the net appreciation in such account, even though New Time Warner might not actually receive such tax benefit.

  So long as Mr. Turner is employed by New Time Warner and subject to New Time Warner's obligations under Investors' Agreement (No. 1), New Time Warner will include him in management's slate for election as a director at every stockholders' meeting at which his term as a director would otherwise expire and will use its best efforts to cause Mr. Turner to be elected to the New Time Warner Board.

  In the event Mr. Turner's employment is terminated for cause, Mr. Turner will receive earned and unpaid base salary and deferred compensation accrued through such date of termination. "Cause" under the Turner Employment Agreement will be defined as termination by action of the New Time Warner Board, or a committee thereof, because of Mr. Turner's conviction of a felony, willful refusal without proper cause to perform his obligations under the Turner Employment Agreement or his material breach of certain other provisions of the Turner Employment Agreement.

  In the event of New Time Warner's material breach or wrongful termination of the Turner Employment Agreement, Mr. Turner will be entitled to terminate his employment with New Time Warner and receive a lump-sum payment (the "Lump Sum Payment") equal to the present value of the base salary, bonuses and deferred compensation that would otherwise be payable to Mr. Turner through the Term Date. In lieu of the Lump Sum Payment, Mr. Turner may elect to remain an employee of New Time Warner through the Term Date and, without performing any services, receive the base salary, bonuses and deferred compensation payable under the Turner Employment Agreement at the times such amounts would have been paid had there been no breach or wrongful termination. Mr. Turner is not generally required to mitigate his damages after such a termination, other than as necessary to prevent New Time Warner from losing any tax deductions that it otherwise would have been entitled to receive for any payments deemed to be "contingent on a change" in ownership or control of a corporation under the Code and applicable regulations.

  If Mr. Turner becomes disabled during the term of the Turner Employment Agreement, he will receive his full salary, bonus and deferred compensation through the sixth month of disability and 75% of his annual salary and bonus through the Term Date. Deferred compensation will be maintained and paid after giving effect to Mr. Turner's base salary after disability. Any such payments will be reduced by amounts received by Mr. Turner from Workers' Compensation, Social Security and disability insurance policies maintained by New Time Warner.

  If Mr. Turner dies during the term of the Turner Employment Agreement, his beneficiaries will receive Mr. Turner's earned and unpaid salary and deferred compensation to the last day of the month in which the death

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

occurs and a pro rata portion of Mr. Turner's bonus for the year of his death. Deferred compensation will be valued and paid promptly after death.

  Mr. Turner will have the right to terminate the Turner Employment Agreement at any time prior to the Term Date. In such event, Mr. Turner will receive earned and unpaid salary and deferred compensation and a pro rata portion of his bonus through the date of such termination.

  New Time Warner is required to maintain for Mr. Turner, throughout his life, $6 million of split ownership life insurance. At the time of his death, Mr. Turner's estate is required to pay New Time Warner an amount equal to the net after-tax cost to New Time Warner of the premiums on such policy. Such insurance is in addition to any other insurance provided to Mr. Turner under any group contract maintained by New Time Warner.

  Pursuant to the Turner Employment Agreement, Mr. Turner, as Vice Chairman of New Time Warner, is entitled to receive an initial award of options ("Options") to purchase 1.3 million shares of New Time Warner Common Stock upon consummation of the Mergers (the "Initial Award") and an award of Options with respect to an additional 300,000 shares of New Time Warner Common Stock on each of the first four anniversaries of the consummation of the Mergers, in each case pursuant to the terms of a stock option plan of New Time Warner. Pursuant to the Turner Employment Agreement, each such Option will have a ten-year term and will become exercisable in installments of one-third on each of the first three anniversaries of the date of the grant.

  Pursuant to the Turner Employment Agreement, the Options included in each of Mr. Turner's annual awards other than the Initial Award will be awarded at exercise prices no less favorable to Mr. Turner (on a percentage basis) than those most recently granted to the Chief Executive Officer of New Time Warner. With respect to the Initial Award, Options to purchase 650,000 shares of New Time Warner Common Stock will be awarded at an exercise price equal to the fair market value of Time Warner Common Stock on the date of the Initial Award, Options to purchase 325,000 shares of New Time Warner Common Stock will be awarded at an exercise price equal to 125% of the fair market value of Time Warner Common Stock on the date of the Initial Award and Options to purchase 325,000 shares of New Time Warner Common Stock will be awarded at an exercise price equal to 150% of the fair market value of Time Warner Common Stock on the date of the Initial Award. Mr. Turner's Options will become immediately exercisable in full in respect of the aggregate number of shares covered thereby if Mr. Turner's employment terminates by reason of death or total disability. In the event of New Time Warner's material breach or wrongful termination of the Turner Employment Agreement, all Options awarded to Mr. Turner will become immediately exercisable and all remaining Options under the Turner Employment Agreement will be granted.

  Options may be exercised after termination of Mr. Turner's employment only to the extent provided in the agreement pursuant to which the Options are awarded; provided, however, that (a) if his employment terminates by reason of death or total disability, Options will remain exercisable for a period of at least one year after such termination (but not later than the scheduled expiration of such Options), (b) if his employment terminates for cause, then all Options awarded to Mr. Turner will terminate immediately and (c) in the event of New Time Warner's material breach or wrongful termination of the Turner Employment Agreement, the Options will remain exercisable until the scheduled expiration of such Options.

 Right of R.E. Turner to Name Designees to New Time Warner Board

  Pursuant to Investors' Agreement (No.1), New Time Warner will agree to take all action necessary to cause Mr. Turner and a designee of Mr. Turner to be elected as directors of New Time Warner. See "Certain Related Agreements-- Investors' Agreements."

 Certain Arrangements With Officers of TBS

  In connection with the execution of the Merger Agreement, Time Warner agreed to extend certain severance and option arrangements to a group of senior executives of TBS and its subsidiaries. Such arrangements are

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

described below. Notwithstanding the entry into such arrangements, Time Warner has expressed its desire that such persons remain with the combined enterprise following consummation of the Mergers.

  With respect to each of Terence F. McGuirk, TBS Executive Vice President, W. Thomas Johnson, TBS Vice President--News, Scott M. Sassa, TBS Vice President-- Turner Entertainment Group, Bert Carp, TBS Vice President--Government Affairs, William H. Grumbles, TBS Vice President--Worldwide Distribution, Steven J. Heyer, TBS Vice President--Advertising Sales and Marketing, Steven W. Korn, TBS Vice President, General Counsel and Secretary, and Wayne H. Pace, TBS Vice President--Finance and Chief Financial Officer (collectively, the "TBS Officers"), Time Warner has acknowledged and agreed that the consummation of the Mergers will be deemed a breach of each such officer's employment agreement with TBS and that each such officer will have the right thereafter at any time to terminate his employment agreement and receive a lump sum payment equal to the aggregate of his salary, bonus, long-term bonus, car allowance and all other payments due such officer under the terms of his employment agreement. Upon consummation of the Mergers, all options to purchase shares of TBS Common Stock held by the TBS Officers, whether vested or unvested, will, pursuant to their terms, be converted into vested options to purchase shares of New Time Warner Common Stock. Currently such options terminate between 90 days and one year after the termination of such officer's employment. However, in the event such officer's employment is terminated for any reason, Time Warner has agreed that each of such options will be exercisable until the earlier of the existing expiration date of such option and the fifth anniversary of the consummation of the Mergers (the "Five-Year Exercise Right"). As of June 30, 1996, the TBS Officers held options to acquire in the aggregate 3,661,000 shares of TBS Class B Common Stock. As of such date, the net value of such options (i.e., the aggregate positive difference between the exercise price of such options and the value of the TBS Class B Common Stock that may be purchased pursuant to such options, based on the closing sale price of TBS Class B Common Stock on such date (the "Net Value")) held by the TBS Officers was $19,499,344. The lump sum payments to which the TBS Officers would be entitled upon termination of their employment agreements (assuming that each of them terminated his employment agreement as of September 30, 1996), in the aggregate, would be approximately $28,336,000 (exclusive of long-term bonuses, amounts in respect of required continuation of certain benefit plans and the value of certain services to be provided under such contracts).

  With respect to each of Robert Shaye, Chairman and Chief Executive Officer of New Line, Michael Lynne, President and Chief Operating Officer of New Line, and Alan F. Horn, Chief Executive Officer of Castle Rock, Time Warner has agreed that all options held by such officers that would not otherwise vest pursuant to their terms will, upon consummation of the Mergers, be converted into vested options to purchase shares of New Time Warner Common Stock and has agreed to extend the Five-Year Exercise Right to such officers. Absent the Five-Year Exercise Right, the options held by such officers to which such right has been extended would otherwise terminate between 90 days and one year after the termination of such officer's employment. As of June 30, 1996, Messrs. Shaye, Lynne and Horn held options to acquire in the aggregate 6,046,778 shares of TBS Class B Common Stock. As of such date, the Net Value of such options held by such officers was $50,937,000.

 Director and Officer Liability Insurance and Indemnification

  The Merger Agreement provides that all rights to indemnification for acts or omissions occurring prior to the consummation of the Mergers, existing as of September 22, 1995, in favor of the current or former directors or officers of TBS as provided in the TBS Articles or the TBS By-Laws will survive the TBS Merger and will continue in full force and effect in accordance with their terms from the consummation of the Mergers until the expiration of the applicable statute of limitations with respect to any claims against the current or former directors or officers of TBS arising out of such acts or omissions. New Time Warner has agreed to cause to be maintained TBS's directors' and officers' insurance and indemnification policy in effect as of September 22, 1995, to the extent that it provides coverage for events occurring prior to the consummation of the Mergers so long as the annual premium therefor would not be in excess of 150% of the last annual premium paid prior to September 22, 1995 (the "Maximum Premium"). If such policy expires, is terminated or canceled during such six-year period,

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New Time Warner will use all reasonable efforts to cause to be maintained as much of such insurance coverage as can be obtained for the remainder of such period for an annualized premium not in excess of the Maximum Premium.

 TCI Arrangements

  Certain agreements have been or will be entered into between TCI and Time Warner, or their respective affiliates, and between TCI and TBS, or their respective affiliates. For a description of the principal terms of these agreements, see "TCI Arrangements." As of June 30, 1996, TCI owned 7.7% of the voting power of the outstanding TBS Capital Stock and has the right to designate three of the seven Class C Directors. See "--Background" above.

FEDERAL INCOME TAX CONSEQUENCES

 Time Warner Merger

  The discussion set forth below is the opinion of Cravath, Swaine & Moore as to the material Federal income tax consequences of the Time Warner Merger. Such opinion is not binding on the IRS. The opinion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, any of which may be changed at any time with retroactive effect. The opinion does not address all aspects of Federal income taxation that may be important to particular taxpayers in light of their personal investment circumstances or to taxpayers subject to special treatment under the Federal income tax laws (including life insurance companies, foreign persons, tax-exempt entities, holders who acquired their Time Warner Capital Stock pursuant to the exercise of employee stock options or otherwise as compensation and persons who hold, directly or indirectly, 10% or more of Time Warner Capital Stock or any class of Time Warner Capital Stock) and does not address any aspect of state, local or foreign taxation. The opinion also assumes that Time Warner Capital Stock will be held as a capital asset at the time of the consummation of the Time Warner Merger. No rulings have been or will be requested from the IRS with respect to any of the matters discussed herein. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the tax consequences set forth below.

  Based upon representation letters, which will be reconfirmed prior to the Closing of the Mergers, it is the opinion of Cravath, Swaine & Moore that the Time Warner Merger will be treated as a transfer of property to New Time Warner by the holders of Time Warner Capital Stock and governed by Section 351 of the Code. The opinion is based on current law and assumes that the Mergers will be consummated as described in this Joint Proxy Statement/Prospectus and in accordance with the Merger Agreement and related agreements in their current form. It is a condition to the obligation of Time Warner to consummate the Time Warner Merger that it shall have received confirmation, dated the Closing Date, of the opinion contained in this paragraph.

  Treatment of New Time Warner, Time Warner and TW Merger Corp. No gain or loss will be recognized by New Time Warner, Time Warner or TW Merger Corp. as a result of the Time Warner Merger.

  Conversion of Time Warner Common Stock into New Time Warner Common Stock. A holder of Time Warner Common Stock whose shares of Time Warner Common Stock are converted in the Time Warner Merger into shares of New Time Warner Common Stock will not recognize gain or loss upon such conversion. The tax basis of the New Time Warner Common Stock received by such holder will be equal to the tax basis of the Time Warner Common Stock so converted, and the holding period of the New Time Warner Common Stock will include the holding period of the Time Warner Common Stock so converted.

  Conversion of Time Warner Preferred Stock into New Time Warner Preferred Stock. A holder of Time Warner Preferred Stock whose shares of Time Warner Preferred Stock are converted in the Time Warner Merger

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

into shares of New Time Warner Preferred Stock will not recognize gain or loss upon such conversion. The tax basis of the New Time Warner Preferred Stock received by such holder will be equal to the tax basis of the Time Warner Preferred Stock so converted and the holding period of the New Time Warner Preferred Stock will include the holding period of the Time Warner Preferred Stock so converted.

  Constructive Distributions on the New Time Warner Series M Preferred Stock.
Section 305 of the Code and the Treasury Regulations thereunder provide that, under certain circumstances, the excess of the redemption price of preferred stock (as defined for purposes of Section 305 of the Code) over the issue price of such preferred stock will be taxable as a constructive distribution to the holder (which will be treated as a dividend to the extent of the issuer's current and accumulated earnings and profits). None of the New Time Warner Preferred Stock except the New Time Warner Series M Preferred Stock will be deemed "preferred stock" for purposes of Section 305 of the Code.

  If the redemption price at the issue date of the New Time Warner Series M Preferred Stock exceeds, by more than a de minimis amount, the issue price of the New Time Warner Series M Preferred Stock (i.e., the fair market value of such stock at its date of issue), holders will be required to accrue such excess (the "redemption premium") as a constructive dividend distribution (to the extent of the issuer's current and accumulated earnings and profits) over the term of such stock. In addition, distribution by New Time Warner of any additional shares of New Time Warner Series M Preferred Stock, in lieu of a cash dividend payment, may give rise to additional redemption premium. Holders should consult their tax advisors regarding the application of the above rules to their particular situation.

  Dissenting Holders of Time Warner Preferred Stock. A holder of Time Warner Preferred Stock that receives solely cash in exchange for such stock in the Time Warner Merger pursuant to the exercise of appraisal rights under Section 262 of the DGCL will recognize capital gain or loss at the time of the consummation of the Time Warner Merger equal to the difference between the tax basis of the Time Warner Preferred Stock surrendered and the amount of cash received therefor. Such capital gain or loss will constitute long-term capital gain or loss if such Time Warner Preferred Stock has been held by the holder for more than one year at the time of the consummation of the Time Warner Merger.

  Reporting Requirements. Each holder of Time Warner Common Stock that receives New Time Warner Common Stock in the Time Warner Merger and each holder of Time Warner Preferred Stock that receives New Time Warner Preferred Stock in the Time Warner Merger will be required to retain records and file with such holder's Federal income tax return a statement setting forth certain facts relating to the Time Warner Merger.

 TBS Merger

  The discussion set forth below is the opinion of Skadden, Arps, Slate, Meagher & Flom as to the material Federal income tax consequences of the TBS Merger. Such opinion is not binding on the IRS. The opinion is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, any of which may be changed at any time with retroactive effect. The opinion does not address all aspects of Federal income taxation that may be important to particular taxpayers in light of their personal investment circumstances or to taxpayers subject to special treatment under the Federal income tax laws (including life insurance companies, foreign persons, tax-exempt entities, holders who acquired their TBS Capital Stock pursuant to the exercise of employee stock options or otherwise as compensation and persons who hold, directly or indirectly, 10% or more of TBS Capital Stock or any class of TBS Capital Stock) and does not address any aspect of state, local or foreign taxation. The opinion also assumes that TBS Capital Stock will be held as a capital asset at the time of the consummation of the TBS Merger. No rulings have been or will be requested from the IRS with respect to any of the matters discussed herein. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the tax consequences set forth below.

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

  Based upon representation letters, which will be reconfirmed prior to the Closing of the Mergers, it is the opinion of Skadden, Arps, Slate, Meagher & Flom that the TBS Merger will be treated as a transfer of property to New Time Warner by the holders of TBS Capital Stock governed by Section 351 of the Code. The opinion is based on current law and assumes that the Mergers will be consummated as described in this Joint Proxy Statement/Prospectus and in accordance with the Merger Agreement and related agreements in their current form. It is a condition to the obligation of TBS to consummate the TBS Merger, that it shall have received confirmation, dated the Closing Date, of the opinion contained in this paragraph.

  Treatment of New Time Warner, TBS and TBS Merger Corp. No gain or loss will be recognized by New Time Warner, TBS or TBS Merger Corp. as a result of the TBS Merger.

  Conversion of TBS Capital Stock into New Time Warner Common Stock. A holder of TBS Capital Stock whose shares of TBS Capital Stock are converted in the TBS Merger into the right to receive shares of New Time Warner Common Stock will not recognize gain or loss upon such conversion, except to the extent cash is received in lieu of fractional shares. See "--Cash in Lieu of Fractional Shares" below. The aggregate tax basis of the New Time Warner Common Stock received by such holder will be equal to the aggregate tax basis of the TBS Capital Stock so converted (excluding any portion of the holder's basis allocated to fractional shares), and the holding period of the New Time Warner Common Stock will include the holding period of the TBS Capital Stock so converted. See "--Transfer Taxes" below.

  Cash in Lieu of Fractional Shares. A holder of TBS Capital Stock who receives cash in lieu of fractional shares of New Time Warner Common Stock will be treated as having received such fractional shares pursuant to the TBS Merger and then as having exchanged such fractional shares for cash in a redemption by New Time Warner. Any gain or loss attributable to fractional shares will generally be capital gain or loss. The amount of such gain or loss will be equal to the difference between the ratable portion of the tax basis of the TBS Capital Stock converted in the TBS Merger that is allocated to such fractional shares and the cash received in lieu thereof. Any such capital gain or loss will constitute long-term capital gain or loss if such TBS Capital Stock has been held by the holder for more than one year at the time of the consummation of the TBS Merger.

  Dissenting Holders of TBS Capital Stock. A holder of TBS Capital Stock that receives solely cash in exchange for such stock in the TBS Merger pursuant to the exercise of dissenter's rights under Article 13 of the GBCC will recognize capital gain or loss at the time of the consummation of the TBS Merger equal to the difference between the tax basis of the TBS Capital Stock surrendered and the amount of cash received therefor. Such capital gain or loss will constitute long-term capital gain or loss if such TBS Capital Stock has been held by the holder for more than one year at the time of the consummation of the TBS Merger. See "--Transfer Taxes" below.

  Reporting Requirements. Each holder of TBS Capital Stock that receives New Time Warner Common Stock in the TBS Merger will be required to retain records and file with such holder's Federal income tax return a statement setting forth certain facts relating to the TBS Merger.

  Tax Treatment to Holders of TBS LYONs. As a result of the Mergers, the TBS LYONs will become convertible into shares of New Time Warner Common Stock. See "--Effect of Transaction on TBS LYONs" below. There will be no gain or loss recognized for Federal income tax purposes as a result of such modification. Any conversion of a TBS LYON into New Time Warner Common Stock after the consummation of the Transaction will, however, be a taxable transaction to a holder of such TBS LYON.

  THIS FEDERAL INCOME TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY AND MAY NOT APPLY TO ALL HOLDERS OF TIME WARNER CAPITAL STOCK OR TBS CAPITAL STOCK. SUCH HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGERS.


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

ACCOUNTING TREATMENT

  The Transaction will be accounted for by New Time Warner under the purchase method of accounting for business combinations. See "Unaudited Pro Forma Consolidated Condensed Financial Statements."

CERTAIN FEES AND EXPENSES

  TBS retained CS First Boston, pursuant to the terms of a letter agreement (the "CSFB Engagement Letter"), as its financial advisor to provide financial analyses and advice and to render an opinion to the TBS Board as to the fairness to the shareholders of TBS (other than Time Warner and its affiliates), from a financial point of view, of the consideration to be received by such shareholders pursuant to the terms of a potential business combination between Time Warner and TBS. TBS agreed to pay CS First Boston, as compensation for its services under the CSFB Engagement Letter, a fee of $4 million, payable upon delivery of the opinion dated September 22, 1995 contemplated by the CSFB Engagement Letter, and to reimburse CS First Boston for reasonable out-of-pocket expenses, including reasonable fees and expenses of counsel, incurred in connection with its services to TBS. TBS also agreed to pay CS First Boston an additional fee of $500,000 as compensation for additional services, payable upon delivery of the opinion dated August 8, 1996. TBS also agreed to indemnify CS First Boston and certain related persons and entities against certain liabilities, including liabilities under the Federal securities laws.

  TBS retained Merrill Lynch, pursuant to the terms of a letter agreement (the "Merrill Lynch Engagement Letter"), as its financial advisor to assist in analyzing the proposed transaction and the Prior TCI Arrangements and to render an opinion to the TBS Board as to (a) the fairness to the shareholders of TBS (other than TCI and its affiliates and Time Warner), from a financial point of view, of the consideration to be received by such shareholders pursuant to the Transaction and (b) in the context of the governance arrangements relating to TBS's ability to consummate the Transaction, the fairness of the financial terms of the Prior TCI Arrangements, from a financial point of view, to TBS and its shareholders (other than TCI and its affiliates and Time Warner). TBS and Merrill Lynch subsequently entered into an amendment to the Merrill Lynch Engagement Letter pursuant to which TBS retained Merrill Lynch to render an additional opinion to the TBS Board with respect to the amended TCI Arrangements. TBS agreed to (i) pay Merrill Lynch
(x) as compensation for its services under the Merrill Lynch Engagement Letter, a fee of $1 million, payable upon delivery of the opinion contemplated by the Merrill Lynch Engagement Letter and (y) as compensation for its services under the amendment to the Merrill Lynch Engagement Letter, an additional fee of $500,000, payable upon delivery of the opinion contemplated by that amendment, and (ii) to reimburse Merrill Lynch for certain out-of-pocket expenses incurred in connection with its services to TBS. TBS also agreed to indemnify Merrill Lynch, its affiliates, the respective directors, officers, agents and employees of Merrill Lynch and its affiliates, and each person, if any, controlling Merrill Lynch or any of its affiliates, against certain liabilities, including liabilities under the Federal securities laws.

  The TBS Board has approved the payment to Capital City of $3 million upon consummation of the Mergers in addition to monthly retainer fees payable by TBS pursuant to a consulting agreement dated May 1, 1994, between TBS and Capital City (as amended, the "Capital City Consulting Agreement"). The principal of Capital City, Randolph L. Booth, was formerly the Chief Financial Officer of TBS and provided certain consulting services to TBS relating to the development and implementation of plans and strategies related to mergers, acquisitions, financings and such additional matters as mutually agreed upon pursuant to the Capital City Consulting Agreement, which expired on April 30, 1996. The services performed by Capital City included (a) meeting with members of TBS's senior management and other advisors to TBS to discuss potential business opportunities identified by TBS and under consideration from time to time by TBS, (b) meeting with representatives of TBS and its advisors and with representatives of Time Warner and TCI to identify unresolved business issues relating to the proposed Transaction, (c) meeting with representatives of TBS to discuss strategies for resolving open business issues, (d) assisting TBS in developing its presentations addressing the strategic benefits of the Transaction for the meetings of the TBS Board held in August and September of 1995 and (e) assisting in the resolution of issues related to the arrangements to be put in place for executive officers of TBS

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

upon consummation of the Mergers. The Capital City Consulting Agreement provided for a monthly retainer of $50,000, certain transaction fees, as described therein, and the reimbursement of certain out-of-pocket expenses. Pursuant to the Capital City Consulting Agreement, each of TBS and Capital City also agreed to indemnify the other against certain liabilities arising as a result of the consulting services provided under the Capital City Consulting Agreement.

  TBS and MC Group are parties to a letter agreement (the "MC Group Consulting Agreement"), pursuant to which MC Group agreed to provide certain consulting services to TBS. Such services have included (a) meeting with representatives of TBS and Capital City to discuss and provide MC Group's views and perspective on the future of the entertainment/telecommunications industry and TBS's position in such industry, (b) consulting with respect to TBS's long-term goals, including discussing with Mr. Turner his desire to position TBS to acquire a broadcast television network, to establish a presence in the interactive television and computer technologies industries and to enhance TBS's international businesses, (c) assisting TBS in identifying strategic partners for TBS in the pursuit of these long-term goals, (d) providing TBS with MC Group's views with respect to the manner in which certain potential opportunities identified and under consideration from time to time by TBS could contribute to TBS's long-term strategy, (e) providing TBS with introductions to other operating companies for the purpose of exploring potential business opportunities, (f) meeting with representatives of TBS and Capital City to discuss and provide MC Group's views and perspective on the strategic benefits to TBS of the proposed merger with Time Warner in the context of TBS's long-term strategic goals, (g) meeting with Mr. Turner and representatives of TCI and Time Warner to identify business issues relating to the proposed merger to be resolved by the parties, (h) providing Mr. Turner with advice with respect to keeping the parties to the Transaction focused on resolving open business issues, and (i) providing Mr. Turner and representatives of TCI and Time Warner with MC Group's views with respect to the long-term benefit of the proposed merger for each such party. TBS agreed to pay MC Group a fee of $100,000 per month during the term of the engagement of MC Group, which commenced on July 1, 1995 and extended to June 30, 1996. In addition, the MC Group Consulting Agreement provided that an additional fee, in an amount to be agreed upon between MC Group and TBS, would be payable to MC Group with respect to any transaction between TBS and any other entity during the term of the MC Group Consulting Agreement or within 12 months thereafter which resulted from or was otherwise facilitated by the services of MC Group under the MC Group Consulting Agreement. At the meeting held in September 1995, the TBS Board approved the payment of $40 million to MC Group upon consummation of the Mergers as such additional fee. In reviewing and approving such fee, the TBS Board was aware that, in connection with the settlement of civil proceedings brought by the Commission, Mr. Milken entered into a consent decree (the "Consent Decree") with the Commission in 1991 which prohibits Mr. Milken from association with any broker, dealer, investment adviser, investment company or municipal securities dealer. The effect of the Consent Decree is to limit the activities in which MC Group and Mr. Milken may engage. In addition, prior to the approval of the MC Group fee, Mr. Turner informed the TBS Board that, in view of the substantial benefits that would accrue to him as a result of the Transaction in his capacity as the largest shareholder of TBS, he thought it appropriate, and had agreed with MC Group, that he would pay MC Group a fee of $10 million, in addition to the fee proposed to be paid by TBS. Pursuant to the MC Group Consulting Agreement, each of TBS and MC Group also agreed to indemnify the other, and the other's affiliates, directors, officers, employees, agents and controlling persons, against certain liabilities.

  Time Warner retained Morgan Stanley, pursuant to the terms of a letter agreement (the "Morgan Stanley Engagement Letter"), as its financial advisor to provide financial analyses and advice and to render an opinion to the Time Warner Board as to the fairness to New Time Warner and its subsidiary, Time Warner, from a financial point of view, of the Exchange Ratio and the SSSI Agreement Consideration, taken as a whole. Time Warner agreed to pay Morgan Stanley, as compensation for its services under the Morgan Stanley Engagement Letter, a fee of $13 million, $4 million of which was payable upon announcement of the Transaction and $9 million of which is payable upon consummation of the Mergers, and to reimburse Morgan Stanley for certain out-of-pocket expenses incurred in connection with its services to Time Warner. Time Warner also agreed to indemnify Morgan Stanley, its affiliates, the respective directors, officer, partners, agents and employees of

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

Morgan Stanley and its affiliates, and each person, if any, controlling Morgan Stanley or any of its affiliates, against certain liabilities, including liabilities under the Federal securities laws.

REGULATORY APPROVALS

 FCC Approval Process

  Regulation of Broadcast Stations. Television and radio broadcasting are subject to the jurisdiction of the FCC under the Communications Act. The Communications Act prohibits the operation of broadcasting stations except under licenses issued by the FCC. The Communications Act further prohibits the assignment of a station license or the transfer of control of a broadcast station licensee without prior approval of the FCC. Because the Transaction will result in the transfer of control of TBS, which, through a subsidiary (Superstation, Inc.), is the licensee of one television broadcasting station (WTBS, Channel 17, Atlanta, Georgia), the prior approval of the FCC is necessary before the Transaction may be consummated.

  Upon the filing of an application for consent to the transfer of control of a broadcast station licensee, the FCC will issue an official public notice of such filing. Interested parties have a period of 30 days following issuance of the public notice in which to petition to deny such application. An application for consent to the transfer of control to New Time Warner of Superstation, Inc., the licensee of WTBS, and associated broadcast auxiliary licenses, was filed with the FCC on October 20, 1995 (the "FCC Application"). On December 1, 1995, the deadline for filing petitions to deny the FCC Application, comments were filed with regard to the FCC Application by the United States Telephone Association and The Small Cable Business Association. Comments were filed after that deadline by The Center for Media Education/Consumer Federation of America and Peoples Network Inc. No comments were filed with regard to the transfer of any other TBS facilities. Such comments primarily expressed concern about the effect of the Transaction on competition in the video programming market and requested that the FCC impose conditions to ensure the continued availability of programming at nondiscriminatory prices, terms and conditions.

  In reviewing applications for its consent to transfer of control, the FCC considers whether such transfers will serve the "public interest, convenience and necessity," as well as whether the proposed transferee has the requisite legal, financial, technical and other qualifications to operate the licensed entities. In making its decision, the FCC has the authority to approve or deny the application, or to condition its approval in ways which the FCC believes would best serve the public interest. Following the FCC's approval or denial with respect to such a transfer, any "person who is aggrieved or whose interests are adversely affected" may appeal such action to the United States Court of Appeals for the District of Columbia Circuit. In addition, under certain circumstances, the FCC may reconsider its action at the request of a third party or on its own motion.

  License Grant and Renewal. The Telecommunications Act of 1996 (the "Telecommunications Act"), which substantially amends the Communications Act, was enacted on February 8, 1996. The Telecommunications Act authorizes the FCC to extend television license terms to eight years from current terms of five years. The FCC has initiated a rulemaking proceeding which proposes to implement eight-year terms for television stations commencing with their next renewal application. The Telecommunications Act also directs the FCC to grant renewal of a broadcast license if it finds that the station has served the public interest, convenience, and necessity, and that there have been no serious violations (or other violations which would constitute a "pattern of abuse") by the licensee of the Communications Act or FCC rules. If the FCC finds that a licensee has failed to meet these standards and there are not sufficient mitigating factors, it may deny renewal or condition renewal appropriately, including renewing for less than a full term. Any other party with standing may petition the FCC to deny a broadcaster's application for renewal. However, only if the FCC issues an order denying renewal will it accept and consider applications from other parties for a construction permit for a new station to operate on the channel subject to such denial. The FCC may not consider any such applicant in making determinations concerning the grant or denial of the licensee's renewal application.

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

  The license for WTBS was last renewed on April 1, 1992. There were no petitions to deny the renewal application or competing applications filed. WTBS's current five-year term expires on April 1, 1997. An application for renewal, which must be filed four months prior to the scheduled expiration of the license, must therefore be filed on or before December 1, 1996.

  Regulation of Other Facilities. TBS, in connection with the operation of its news and entertainment networks, holds licenses for broadcast auxiliary facilities, private operational fixed microwave facilities and fixed satellite earth stations. Applications to transfer control of these facilities have been granted by the FCC. The broadcast auxiliary and fixed satellite applications were subject to the same public notice and 30-day comment period procedures as is the broadcast station transfer application. No comments or oppositions were filed with regard to those applications.

  Cable Television/Television Cross-Ownership Rule. The FCC's rules prohibit the common ownership or control of a cable television system located in whole or in part within the predicted Grade B service contour of a television broadcast station. The Telecommunications Act eliminated a similar provision in the Communications Act, but preserved the parallel FCC rule pending FCC review. Time Warner has an ownership interest in a cable system serving approximately 60,000 subscribers which is located within the Grade B service contour of WTBS. Time Warner has asked the FCC for a temporary waiver of this rule for a period of 18 months to allow for the orderly divestiture of its interest in the affected cable system. The "Grade B service contour" is an FCC-promulgated technical description of the strength of a television station's signal which demarks an area in which a certain minimum signal strength can be received. Generally, this defines an area where, on average, a television station can be expected to be viewable with the aid of a rooftop antenna. The FCC uses this contour measurement as a geographical demarcation in several of its ownership rules.

  Cable Television Multiple Ownership Rule. Pursuant to the Communications Act, the FCC has imposed limits on the number of cable television systems in which a single entity may hold an attributable interest. In general, no cable operator may have an attributable interest in cable systems which pass more than 30% of all cable homes passed nationwide. In the context of the cable television multiple ownership rule, the term "homes passed" means the number of homes which are or could be readily connected to a cable system's distribution wires running along the street on which the homes are located. Attributable interests for these purposes include voting stock interests of 5% or more, officerships, directorships and general partnership interests. The FCC has stayed the effectiveness of this rule pending the outcome of its appeal of a U.S. District Court decision holding the multiple ownership limit provision of the Communications Act unconstitutional. Because TCI would receive more than 5% of the voting securities of New Time Warner pursuant to the TBS Merger, TCI would be in violation of the multiple ownership rule if the rule were again made effective. The provisions of the LMC Agreement regarding the exchange of TCI's New Time Warner Common Stock for shares of LMC Reduced Voting Common Stock will render LMC's interest in New Time Warner non-attributable for purposes of current FCC rules. See "TCI Arrangements--LMC Agreement." The FCC is currently engaged in an extensive review of its attribution rules and its broadcast ownership rules. In connection with such review, it has sought comment on whether non-voting stock should be deemed attributable for purposes of multiple ownership rules in certain circumstances. The cable television multiple ownership rule which has been stayed incorporates the broadcast attribution standard. Time Warner cannot predict the outcome of the FCC's attribution rules review or what impact it may ultimately have.

 FTC Consent Decree

  Under the HSR Act and the rules promulgated thereunder by the FTC, transactions such as the Transaction may not be consummated until notifications have been given and certain information has been furnished to the Antitrust Division of the United States Department of Justice and the FTC and specified waiting period requirements have been satisfied. In October 1995, Time Warner, TBS and TCI filed all appropriate Notification and Report Forms with the Antitrust Division and the FTC with respect to the Transaction. After an extensive review of the Transaction by the FTC and in order to eliminate concerns raised by the FTC regarding possible competitive effects of the Transaction, Time Warner, TBS, TCI and LMC have executed the FTC Consent Decree and have submitted the FTC Consent Decree to the commissioners of the FTC. The FTC commissioners have not yet initially accepted the FTC Consent Decree, and the obligations of Time Warner, TBS and TCI to consummate the Transaction are conditioned upon such initial acceptance. For purposes of the FTC Consent Decree, TCI and its affiliates include John C. Malone and Robert Magness. The material provisions of the FTC Consent Decree are described below.

  TCI/LMC Equity Interest in New Time Warner. TCI and its affiliates will not be permitted to hold voting securities of New Time Warner (other than securities, such as LMC Reduced Voting Common Stock, that have limited voting rights). In addition, TCI and its affiliates will not be permitted to hold more than the lesser of (a) 9.2% of the outstanding New Time Warner Common Stock (calculated on a fully diluted basis) and (b) 12.4% of the outstanding common stock of New Time Warner (calculated on an actual outstanding basis), without the prior approval of the FTC. The effect of this provision, among other things, was to require (a) the elimination of the provisions of the Transaction Agreements that permitted LMC to hold voting securities of New Time Warner if such securities were placed in a voting trust to be voted by Mr. Levin, (b) significant restrictions to be placed upon the exercise by LMC of its rights under the Right of First Refusal Agreement to purchase shares of New Time Warner Common Stock from Mr. Turner and (c) the elimination of the provisions of the Transaction Agreements under which LMC agreed to give Time Warner an option to purchase LMC's interest in TBS directly.

  TCI will be required under the FTC Consent Decree to use its best efforts to obtain a ruling (the "Letter Ruling") from the IRS to the effect that the distribution of SSSI, which at the time of the such distribution will hold, directly and indirectly, substantially all the New Time Warner Capital Stock received by TCI and its affiliates pursuant to the Transaction, to holders of the Liberty Media Group Common Stock issued by TCI would be a non-taxable transaction under Section 355 of the Code. If the Letter Ruling is obtained, TCI will implement the TCI Spin-off within 30 days after making required regulatory filings. If the TCI Spin-off takes place, Mr. Magness, Dr. Malone and Kearns-Tribune Corporation (together, the "TCI Control Shareholders") will exchange all of the shares of SSSI they receive in the TCI Spin-off for a convertible preferred security of SSSI that will have limited voting rights in SSSI. TCI's officers, directors and employees (including the TCI Control Shareholders) will be prohibited from communicating with the management of SSSI, except on those limited matters on which the TCI Control Shareholders are entitled to vote. Following the TCI Spin-off, SSSI will be prohibited from holding more than 14.99% of the outstanding New Time Warner Common Stock (calculated on a fully diluted basis), and from holding New Time Warner securities with voting rights (other than securities, such as LMC Reduced Voting Common Stock, that have limited voting rights). The restrictions described in the immediately preceding sentence will terminate if the TCI Control Shareholders hold no more than 0.1% of the ownership interest and the voting power of SSSI or if the TCI Control Shareholders hold no more than 0.1% of the ownership interest and the voting power of both of TCI and LMC. Following such distribution, TCI and its affiliates will not be permitted to purchase more than the lesser of (a) an additional 1% of the outstanding New Time Warner Common Stock (calculated on a fully diluted basis) and (b) 1.35% of the outstanding common stock of New Time Warner (calculated on an actual outstanding basis), without the prior approval of the FTC.

  Program Carriage Agreements. Time Warner, TBS and TCI were required to eliminate from the Transaction Agreements provisions providing for long-term, mandatory carriage by TCI cable systems of TBS programming services, except that the parties were permitted to enter into five-year agreements providing for the mandatory carriage after consummation of the Mergers by TCI cable systems of WTBS (once the WTBS Conversion has occurred) and Headline News. Prior to six months after the consummation of the Mergers, Time Warner and TCI will not be permitted to enter into any new agreement providing for the mandatory carriage by TCI cable systems on their analog tiers of any other video programming service offered by TBS, and any such mandatory carriage agreement entered into thereafter will be limited in effective duration to five years.

  Anti-bundling Provision. New Time Warner will not be permitted to condition the availability or terms of providing its HBO video programming service to any MVPD on whether that MVPD or any other MVPD agrees to carry any national video programming service offered by TBS. New Time Warner will not be permitted to

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condition the availability or terms of providing CNN, TNT or WTBS to any MVPD on whether that MVPD or any other MVPD agrees to carry any national video programming service offered by TWE.

  Price Discrimination Provision. New Time Warner will be prohibited from discriminating, in certain respects, against MVPDs having geographical overlap with New Time Warner's cable systems in the terms upon which TBS programming services are made available to such MVPDs in the relevant geographical overlap area.

  Programming Foreclosure Provision. The FTC Consent Decree provides that New Time Warner will be prohibited generally from requiring a financial interest in any video programming service as a condition for carriage or otherwise improperly discriminating against unaffiliated national video programming vendors in the provision of access to New Time Warner's cable systems.

  New Time Warner will be required to collect, on a quarterly basis, certain information relating to the terms under which New Time Warner cable systems carry national video programming services, including information relating to pricing, commitments, if any, to a roll-out schedule and penetration rates. This information is to be provided to each member of the Management Committee of TWE on a quarterly basis.

  By February 1, 1997, New Time Warner will be required to enter into a programming service agreement with at least one nationally significant advertising-supported news and informational national video programming service not affiliated with New Time Warner. Under the terms of the FTC Consent Decree, New Time Warner will be required to carry such national video programming service in accordance with a roll-out schedule incorporated in the FTC Consent Decree.

  To the extent applicable to New Time Warner, the foregoing provisions are generally consistent with existing legal requirements or Time Warner's existing business practices and will not impose undue financial burdens on New Time Warner and, accordingly, Time Warner does not believe that the FTC Consent Decree will have an adverse effect on the businesses of New Time Warner and TBS following consummation of the Mergers.

  If the FTC does not initially accept the FTC Consent Decree, the FTC may seek to enjoin the consummation of the Transaction. If the FTC does initially accept the FTC Consent Decree, the FTC will publish the FTC Consent Decree for public comment for a period of 60 days. If the FTC does not finally accept the FTC Consent Decree after the period for public comment, the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking the divestiture of substantial assets of TBS or its subsidiaries or of Time Warner or its subsidiaries. If the FTC does finally accept the FTC Consent Decree, the FTC Consent Decree will terminate on the tenth anniversary of such final acceptance.

 Other Antitrust

  Other antitrust authorities may also bring legal action under state or federal antitrust laws. Such action could include seeking to enjoin the consummation of the Transaction or seeking divestiture of certain assets of Time Warner or TBS. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. There can be no assurance that a challenge to the Transaction on antitrust grounds will not be made or, if such a challenge is made, with respect to the result thereof.

  Further, although the Transaction is not subject to preclosing notification and approval requirements of the Merger Regulation of the European Community, separate regulatory approvals are required in certain European jurisdictions.

 Status of Regulatory Approvals and Other Information

  Time Warner and TBS have filed applications with all applicable domestic regulatory agencies and have taken, or will take, other appropriate action with respect to any requisite approvals or other action of any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, whose consent, approval, order or authorization, or with whom registration, declaration or filing of the Merger Agreement is required to consummate the Transaction, subject to the provisions of the Merger Agreement. Time Warner has determined that franchise agreements covering approximately 10% of the total number of subscribers to cable systems owned by Time Warner and TWE contain provisions that may result in the Transaction being

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

treated as a "transfer of control" of the franchise for which approval of the franchising authority is required. Time Warner expects to obtain any required approvals prior to consummation of the Transaction.

  The Merger Agreement provides that the obligation of each of Time Warner and TBS to consummate the Transaction is conditioned upon, among other things, the approval of the FCC, the termination of any applicable waiting period under the HSR Act, initial acceptance of the FTC Consent Decree and the absence of any injunction restraining consummation of the Transaction. In addition, the Merger Agreement also provides that the obligation of Time Warner to consummate the Transaction is conditioned upon receipt of all necessary orders and permits approving the Mergers from all applicable cable franchising authorities having jurisdiction over all or any portion of a material cable system operated by Time Warner. See "The Merger Agreement--Conditions to the Mergers." There can be no assurance that any governmental agency will approve or take any other required action with respect to the Transaction, and, if approvals are received or action is taken, that such approvals or action will not be conditioned upon matters that would cause the parties to abandon the Transaction. In addition, there can be no assurance that an action will not be brought challenging such approvals or action, including a challenge by the FTC, or, if such challenge is made, with respect to the result thereof. Other than the FTC Consent Decree, which TCI has agreed to, the LMC Agreement provides that neither TCI nor any of its affiliates is required to agree to, approve or otherwise be bound by or satisfy any condition upon the grant or effectiveness of any consent or approval of any governmental agency required in connection with the consummation of the transactions contemplated by the Merger Agreement and the LMC Agreement that requires the surrender or modification in any significant respect of any license held by TCI or any of its affiliates, the divestiture of any assets of TCI or any of its affiliates, the holding of any such assets in a trust or otherwise separate and apart from such person's other assets, limitations on such person's freedom of action, any change in such person's ownership or any rights or arrangements among its equity holders or any other restrictions, limitations, requirements or conditions which are or might be burdensome or adverse to any such person. See "TCI Arrangements--LMC Agreement."

  Time Warner and TBS are not aware of any material governmental approvals or actions that may be required for consummation of the Transaction other than as described above. Should any other approval or action be required, it is presently contemplated that such approval or action would be sought. There can be no assurance, however, that any such approval or action, if needed, could be obtained and would not be conditioned in a manner that would cause the parties to abandon the Transaction.

CERTAIN LITIGATION

 U S WEST Litigation

  On September 22, 1995, U S WEST and U S WEST Multimedia Communications, Inc. ("USWMC"), a wholly owned subsidiary of U S WEST, filed a complaint in the Court of Chancery of the State of Delaware individually and allegedly in a derivative capacity on behalf of TWE against Time Warner and four of TWE's general partners, ATC, Time Warner Operations Inc., WCI and Warner Cable Communications Inc. ("WCCI"), as well as TWE (as a nominal defendant) alleging that the Transaction would breach fiduciary duties owed by the defendants to U S WEST and that the Transaction would breach certain provisions of the agreement pursuant to which TWE is organized and managed (the "TWE Partnership Agreement") and the agreement pursuant to which USWMC was admitted as a limited partner in TWE (the "Admission Agreement"). U S WEST, Inc., et al. v. Time Warner Inc., et al., Case No. 14555. U S WEST sought equitable relief, including an injunction against consummation of the Transaction. On October 11, 1995, Time Warner and the other defendants filed an answer and counterclaims denying the material allegations contained in U S WEST's complaint. The trial of this action was completed in March 1996. On June 6, 1996, the Court of Chancery ruled in Time Warner's favor on all of U S WEST's claims and denied U S WEST's application for an injunction against consummation of the Transaction. U S WEST has not appealed the court's decision and the period for filing a notice of appeal expired on July 12, 1996. Thereafter, Time Warner consented to the dismissal of its counterclaims.

 TBS Shareholder Litigation

  Seventeen complaints have been filed against TBS, Time Warner, certain officers and directors of TBS, Time Warner or TWE, and other defendants, purportedly on behalf of a class of TBS shareholders, two of which

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have been voluntarily dismissed. Sixteen of the seventeen complaints were filed in Superior Court, Fulton County, Georgia; the other was filed in the Court of Chancery of the State of Delaware in and for New Castle County. Of the complaints filed in Georgia, fourteen were filed prior to the approval of the Transaction on September 22, 1995 by the Time Warner Board and the TBS Board (Shingala v. Turner Broadcasting Sys., Inc., et al., Case No. E-41502; Schrank v. R. E. Turner, et al., Case No. E-41501; Lewis, et al. v. Turner Broadcasting Sys., Inc., et al., Case No. E-41500; Silverstein and Silverstein
v. Turner Broadcasting Sys., Inc., et al., Case No. E-41526; Strauss v. Turner Broadcasting Sys., Inc., et al., Case No. E-41538; Hoffman v. Ted Turner, et al., Case No. E-41544; Barry v. Turner Broadcasting Sys., Inc., et al., Case No. E-41545; Mersel and Mersel v. R. E. Turner, et al., Case No. E-41554; Friedland and Friedland v. Turner Broadcasting Sys., Inc., et al., Case No. E-41562; Schwarzchild v. Turner Broadcasting Sys., Inc., et al., Case No. E-41586; Turner and Hanson v. Turner Broadcasting Sys., Inc., et al., Case No. E-41637; H. Mark Solomon v. Turner Broadcasting Sys., Inc., et al., Case No. E-41685; Shores v. Turner Broadcasting Sys., Inc., et al., Case No. E-41749; and Krim and Davidson v. Turner Broadcasting Sys., Inc., et al., Case No. E-41779). Two of the complaints filed in Georgia were filed after the Transaction was approved by the Time Warner Board and the TBS Board on September 22, 1995 (Altman v. Turner Broadcasting Sys., Inc., et al., Case No. E-43205; Joyce v. Tele-Communications, Inc., et al., Case No. E-43321). The plaintiff in Altman filed a voluntary dismissal of the action without prejudice on November 10, 1995. On September 27, 1995, an amended complaint was filed in Shingala. On October 24, 1995, an amended complaint was filed in Lewis, apparently on behalf of the named plaintiffs in twelve of the sixteen actions filed in Georgia. On November 1, 1995, a second amended complaint (the "Second Amended Complaint") was filed in Lewis which is virtually identical to the first amended Lewis complaint except that the plaintiff in the Joyce action was no longer included as a named plaintiff. The purported class action filed by a TBS shareholder in Delaware was filed on October 2, 1995 (Joyce v. John C. Malone, et al., Case No. 14592) and subsequently dismissed voluntarily without prejudice by the plaintiff on November 15, 1995. As noted above, a substantially similar action on behalf of the same plaintiff was filed in Georgia on October 23, 1995 (Joyce v. Tele-Communications, Inc., et al., Case No. E-43321).

  On November 13, 1995, Judge Elizabeth Long, to whom all remaining actions had been assigned, consolidated the actions, except the Joyce action. On November 20, 1995, subject to court approval, the plaintiff in Joyce proposed to file an amended and consolidated class action complaint which also includes a derivative claim. Also on November 20, 1995, plaintiffs in the actions other than Joyce filed a motion for the recusal of Judge Long, which motion was denied on January 22, 1996. On December 20, 1995, the defendants filed answers in response to the Second Amended Complaint previously filed in Lewis. On January 19, 1996, defendants in these actions filed a motion for judgment on the pleadings on all claims asserted in the Second Amended Complaint filed in Lewis on the grounds that, under Georgia law, the valid grant of dissenters' rights to TBS shareholders with respect to the TBS Merger prohibits plaintiffs from maintaining the claims asserted in the Second Amended Complaint.

  On January 31, 1996, the court consolidated the Joyce action with the other consolidated actions, and ordered plaintiffs to file a consolidated amended complaint within thirty days of the date of the order. Additionally, the court stayed discovery in these consolidated actions until the court rules on the defendants' motion for judgment on the pleadings.

  On February 29, 1996, plaintiffs filed their third amended consolidated supplemental and derivative class action complaint (the "Third Amended Complaint"). The Third Amended Complaint, which includes a derivative claim, alleges, among other things, that the terms of the TBS Merger are unfair to TBS shareholders and that the defendants have breached or aided and abetted the breach of fiduciary common law and statutory duties owned to TBS shareholders by (a) conferring benefits on controlling shareholders at the expense of other shareholders, (b) committing corporate waste and (c) taking actions to entrench TBS Board members. The Third Amended Complaint further alleges that the defendants acted fraudulently in negotiating and approving the proposed TBS Merger, that the approval of the TBS Merger by the TBS Board was fraudulently obtained, and that the vote of the TBS Board approving the TBS Merger did not comply with the TBS Articles and TBS

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

Bylaws or with Georgia law. Among other relief demanded, the Third Amended Complaint seeks damages, an injunction against the consummation of the TBS Merger and related transactions, and an auction of TBS. On April 1, 1996, defendants in this action filed motions for judgment on the pleadings on all claims asserted in the Third Amended Complaint. On June 17, 1996, the court transformed the defendants' motion for judgment on the pleadings into a motion for summary judgment with respect to two of the plaintiffs' claims and denied the plaintiffs' request for discovery on those claims. The court has not yet ruled on the defendants' motion.

  Time Warner and TBS intend to continue to defend vigorously these actions.

  By letter dated October 20, 1995, plaintiffs in certain of the Georgia suits made a demand upon TBS to repudiate the SportSouth Agreement and the fee authorized to be paid by TBS to MC Group as corporate waste or, absent repudiation, to seek indemnification from any officers or directors of TBS who authorized the challenged matters. These plaintiffs indicated that a shareholders' derivative suit seeking injunctive relief would be filed in less than 90 days. These derivative claims were asserted four days later in the first amended complaint filed in Lewis and later asserted in both the Second Amended Complaint and the Third Amended Complaint. The TBS Board has established a committee of the TBS Board to investigate such claims.

 Time Warner Stockholder Litigation

  Three complaints have been filed against Time Warner, certain officers and directors of Time Warner, and other defendants, by Time Warner stockholders, purportedly derivatively on behalf of Time Warner. The first two complaints filed by Time Warner stockholders were filed in the Court of Chancery of the State of Delaware in and for New Castle County on October 30, 1995 (Bernard v. Time Warner Inc., et al., Case No. 14651; Parnes v. Time Warner Inc., et al., Case No. 14660). These two complaints allege that some or all of the defendants have violated fiduciary duties owed to Time Warner and its stockholders by (a) seeking to entrench themselves in board and management positions and to eliminate the threat of a hostile takeover, (b) securing economic benefits for themselves or conferring special benefits on TCI and others at the expense of Time Warner's public stockholders and (c) structuring the Transaction so as to place Time Warner's chief executive officer in a position which allegedly will involve a conflict between the interests of TCI and Time Warner. Both complaints seek an injunction against consummation of the Transaction and an order directing the individual defendants to account to Time Warner for their alleged profits and plaintiffs' alleged damages. On November 22, 1995, Time Warner and the other defendants named in the Bernard complaint moved to dismiss such complaint on the ground that the plaintiff has failed to comply with the Delaware Chancery Court Rule 23.1. As of December 5, 1995, the parties in Bernard agreed to stay discovery and to stay briefing of the pending motions to dismiss.

  The third complaint, brought by a Time Warner stockholder against the directors and certain officers of Time Warner and nominally against Time Warner, was filed in the Court of Chancery of the State of Delaware in and for New Castle County on March 12, 1996 (Trust for the Benefit of Paula C. Rand v. Levin, et al., Case No. 14890). The Rand complaint alleges that some or all of the defendants have breached or will in the future breach fiduciary duties owed to Time Warner and its stockholders in furtherance of an entrenchment scheme by, among other things, (a) forcing the resignations of or firing certain Time Warner directors and officers, (b) conferring special benefits on TCI, Mr. Turner and Mr. Milken in connection with the Transaction and (c) agreeing in the future to settle the ongoing dispute with U S WEST in order to remove U S WEST's opposition to the Transaction. The complaint seeks (a) an injunction against consummation of the Transaction, (b) voiding of a voting trust agreement that, prior to the amendment of the Transaction Agreements pursuant to the FTC Consent Decree, was intended to hold the shares of LMC Common Stock received by TCI and its affiliates, (c) an injunction against any settlement of the U S WEST dispute and (d) damages. On April 8, 1996, the defendants moved to dismiss the Rand complaint.

  Time Warner intends to continue to defend vigorously each of these actions.

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

 Other Litigation

  In Bartholdi Cable Company, Inc., and LVE, L.L.C. v. Time Warner Inc., et al., Case No. 96-2687 (E.D.N.Y.), the plaintiffs have filed an amended complaint adding TBS as a defendant and alleging, among other things, that the Transaction would violate the antitrust laws. The amended complaint seeks injunctive relief, divestiture and damages. Time Warner intends to defend vigorously this action.

STOCK EXCHANGE LISTING

  New Time Warner will apply for the listing of New Time Warner Common Stock on the NYSE and the PSE under the symbol TWX. It is a condition to the consummation of the Mergers that the shares of New Time Warner Common Stock to be issued in connection with the Mergers shall have been approved for listing on the NYSE, subject only to official notice of issuance.

FEDERAL SECURITIES LAWS CONSEQUENCES

  All shares of New Time Warner Capital Stock received by Time Warner stockholders and TBS shareholders in the Mergers will be freely transferable under the Federal securities laws, except that shares of New Time Warner Capital Stock received by persons who are deemed to be "affiliates" (as such term is defined under the Securities Act) of Time Warner or TBS prior to the consummation of the Mergers may be resold by them only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act (or Rule 144 in the case of such persons who become affiliates of New Time Warner) or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of Time Warner, TBS or New Time Warner generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal stockholders of such party. Upon the consummation of the Mergers, New Time Warner, the Turner Shareholders and certain associated holders will enter into the Turner Registration Rights Agreement, and New Time Warner and the LMC Holders (as defined below) will enter into the LMC Registration Rights Agreement. See "Certain Related Agreements--Registration Rights Agreements."

APPRAISAL AND DISSENTERS' RIGHTS

 Time Warner

  Under the DGCL, holders of Time Warner Common Stock are not entitled to appraisal or dissenters' rights in connection with the Time Warner Merger because the Time Warner Common Stock is listed on a national securities exchange and the consideration which such holders will be entitled to receive in the Time Warner Merger will consist solely of New Time Warner Common Stock which will also be listed on a national securities exchange.

  Holders of record of Time Warner Preferred Stock who do not vote in favor of the TW Merger Proposal and who otherwise comply with the applicable statutory procedures summarized herein will be entitled to appraisal rights under
Section 262 of the DGCL ("Section 262"). A person having a beneficial interest in shares of Time Warner Preferred Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

  THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DGCL AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262 WHICH IS REPRINTED IN ITS ENTIRETY AS APPENDIX D-1. ALL REFERENCES IN SECTION 262 AND IN THIS SUMMARY TO A "STOCKHOLDER" OR "HOLDER" ARE TO THE RECORD HOLDER OF THE SHARES OF TIME WARNER PREFERRED STOCK AS TO WHICH APPRAISAL RIGHTS ARE ASSERTED.

  Under the DGCL, holders of shares of Time Warner Preferred Stock ("Appraisal Shares") who follow the procedures set forth in Section 262 will be entitled to have their Appraisal Shares appraised by the Delaware

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

Chancery Court and to receive payment in cash of the "fair value" of such Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Transaction, together with a fair rate of interest, if any, as determined by such court.

  Under Section 262, where a proposed merger is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available, that appraisal rights are so available, and must include in such notice a copy of Section 262.

  This Joint Proxy Statement/Prospectus constitutes such notice to the holders of Appraisal Shares and the applicable statutory provisions of the DGCL are attached to this Joint Proxy Statement/Prospectus as Appendix E-1. Any stockholder who wishes to exercise such appraisal rights or who wishes to preserve his right to do so should review the following discussion and Appendix D-1 carefully, because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.

  A HOLDER OF APPRAISAL SHARES WISHING TO EXERCISE SUCH HOLDER'S APPRAISAL RIGHTS (A) MUST NOT VOTE IN FAVOR OF THE TW MERGER PROPOSAL AND (B) MUST DELIVER TO TIME WARNER PRIOR TO THE VOTE ON THE TW MERGER PROPOSAL AT THE TIME WARNER MEETING TO BE HELD ON OCTOBER 10, 1996, A WRITTEN DEMAND FOR APPRAISAL OF SUCH HOLDER'S APPRAISAL SHARES. A HOLDER OF APPRAISAL SHARES WISHING TO EXERCISE SUCH HOLDER'S APPRAISAL RIGHTS MUST BE THE RECORD HOLDER OF SUCH APPRAISAL SHARES ON THE DATE THE WRITTEN DEMAND FOR APPRAISAL IS MADE AND MUST CONTINUE TO HOLD SUCH APPRAISAL SHARES OF RECORD UNTIL THE CONSUMMATION OF THE TIME WARNER MERGER. ACCORDINGLY, A HOLDER OF APPRAISAL SHARES WHO IS THE RECORD HOLDER OF APPRAISAL SHARES ON THE DATE THE WRITTEN DEMAND FOR APPRAISAL IS MADE, BUT WHO THEREAFTER TRANSFERS SUCH APPRAISAL SHARES PRIOR TO THE CONSUMMATION OF THE TIME WARNER MERGER, WILL LOSE ANY RIGHT TO APPRAISAL IN RESPECT OF SUCH APPRAISAL SHARES.

  Only a holder of record of Appraisal Shares is entitled to assert appraisal rights for the Appraisal Shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificates. If the Appraisal Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Appraisal Shares are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds Appraisal Shares as nominee for several beneficial owners may exercise appraisal rights with respect to the Appraisal Shares held for one or more beneficial owners while not exercising such rights with respect to the Appraisal Shares held for other beneficial owners; in such case, the written demand should set forth the number of Appraisal Shares as to which appraisal is sought. When no number of Appraisal Shares is expressly mentioned the demand will be presumed to cover all Appraisal Shares held in the name of the record owner. Stockholders who hold their Appraisal Shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

  ALL WRITTEN DEMANDS FOR APPRAISAL SHOULD BE SENT OR DELIVERED TO TIME WARNER INC. AT 75 ROCKEFELLER PLAZA, NEW YORK, NEW YORK 10019, ATTENTION: SECRETARY.

  Within 10 days after the consummation of the Time Warner Merger, Time Warner will notify each stockholder who has properly asserted appraisal rights under
Section 262 and has not voted in favor of the TW Merger Proposal of the date the Time Warner Merger became effective.

  Within 120 days after the consummation of the Time Warner Merger, but not thereafter, Time Warner or any stockholder who has complied with the statutory requirements summarized above may file a petition in the Delaware Chancery Court demanding a determination of the fair value of the Appraisal Shares. Time Warner is under no obligation to and has no present intention to file a petition with respect to the appraisal of the fair value of the Appraisal Shares. Accordingly, it is the obligation of the stockholders to initiate all necessary action to perfect their appraisal rights within the time prescribed in Section 262.

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  Within 120 days after the consummation of the Time Warner Merger, any stockholder who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from Time Warner a statement setting forth the aggregate number of Appraisal Shares not voted in favor of adoption of the TW Merger Proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such Appraisal Shares. Such statements must be mailed within ten days after a written request therefor has been received by Time Warner.

  If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Chancery Court will determine the stockholders entitled to appraisal rights and will appraise the "fair value" of their Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Time Warner Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Stockholders considering seeking appraisal should be aware that the fair value of their Appraisal Shares as determined under Section 262 could be more than, the same as or less than the value of the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Appraisal Shares and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under
Section 262. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings.

  The Delaware Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose Appraisal Shares have been appraised. The costs of the action may be determined by the Delaware Chancery Court and taxed upon the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the Appraisal Shares entitled to appraisal.

  Any holder of Appraisal Shares who has duly demanded an appraisal in compliance with Section 262 will not, after the consummation of the Time Warner Merger, be entitled to vote the Appraisal Shares subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those Appraisal Shares (except dividends or other distributions payable to holders of record of Appraisal Shares as of a record date prior to the consummation of the Time Warner Merger).

  If any stockholder who properly demands appraisal of his Appraisal Shares under Section 262 fails to perfect, or effectively withdraws or loses, his right to appraisal, as provided in the DGCL the Appraisal Shares of such stockholder will be converted into the right to receive the consideration receivable with respect to such Appraisal Shares in accordance with the Merger Agreement. A stockholder will fail to perfect, or effectively lose or withdraw, his right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the consummation of the Time Warner Merger, or if the stockholder delivers to Time Warner a written withdrawal of his demand for appraisal. Any such attempt to withdraw an appraisal demand more than 60 days after the consummation of the Time Warner Merger will require the written approval of Time Warner.

  FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS (IN WHICH EVENT A STOCKHOLDER WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH APPRAISAL SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT).

  The holders of all the outstanding Time Warner Series J Preferred Stock have agreed not to exercise appraisal rights with respect to the Time Warner Merger.

 TBS

  Holders of TBS Capital Stock will be entitled to assert dissenters' rights with respect to the TBS Merger under and in accordance with Article 13 of the GBCC. The Merger Agreement provides that Time Warner is not obligated to consummate the TBS Merger if dissenters' rights are exercised with respect to more than 28 million

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

TBS Common Stock equivalents (calculated on the basis of each share of TBS Common Stock representing one TBS Common Stock equivalent and each share of TBS Class C Preferred Stock representing six TBS Common Stock equivalents), which represent approximately 10% of the TBS Common Stock equivalents outstanding as of June 30, 1996. Holders of 73.35% of the TBS Common Stock equivalents outstanding as of June 30, 1996 have agreed to vote all shares of TBS Capital Stock owned by them in favor of the TBS Merger Proposal and thus will not exercise dissenters' rights.

  THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO DISSENTERS' RIGHTS UNDER THE GBCC AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF ARTICLE 13 OF THE GBCC, WHICH IS REPRINTED IN ITS ENTIRETY AS APPENDIX D-2. ALL REFERENCES IN ARTICLE 13 OF THE GBCC AND IN THIS SUMMARY TO A "SHAREHOLDER" OR "HOLDER" ARE TO THE RECORD HOLDER OF TBS CAPITAL STOCK AS TO WHICH DISSENTERS' RIGHTS ARE ASSERTED.

  This Joint Proxy Statement/Prospectus constitutes notice to holders of TBS Capital Stock of the applicable statutory provisions of Article 13 of the GBCC. Any shareholder who wishes to assert such dissenters' rights or who wishes to preserve his right to do so should review the following discussion and Appendix D-2 carefully because failure to comply timely and properly with the procedures specified will result in the loss of dissenters' rights under
Article 13 of the GBCC.

  A shareholder of TBS is entitled to dissent, and obtain payment of the Fair Value (as hereinafter defined) of his shares of TBS Capital Stock ("Dissenting Shares"), if the TBS Merger is consummated. For purposes of Article 13 of the GBCC, "Fair Value" means the value of the Dissenting Shares immediately before the consummation of the TBS Merger, excluding any appreciation or depreciation in anticipation of the TBS Merger. Each record holder of Dissenting Shares who wishes to assert dissenters' rights (a) must deliver to TBS, before the TBS Merger Proposal is voted upon at the TBS Meeting, written notice of his intent to demand payment for his Dissenting Shares if the TBS Merger is consummated (a "Notice of Intent") and (b) must not vote his Dissenting Shares in favor of the TBS Merger Proposal (any such holder, a "Dissenting TBS Holder"). A shareholder of TBS who does not satisfy such requirements is not entitled to payment for his Dissenting Shares under Article 13 of the GBCC. All Notices of Intent should be sent or delivered to TBS at One CNN Center, Atlanta, Georgia 30303, Attention: Secretary.

  A TBS shareholder entitled to dissent and obtain payment for his shares of TBS Capital Stock under Article 13 of the GBCC may not challenge the TBS Merger unless the TBS Merger fails to comply with certain procedural requirements of the GBCC or the TBS Articles or the TBS By-Laws or the vote required to obtain approval of the TBS Merger was obtained by fraudulent and deceptive means, regardless of whether such shareholder has exercised dissenters' rights.

  A shareholder of record of TBS may assert dissenters' rights as to fewer than all shares of TBS Capital Stock registered in his name only if he dissents with respect to all shares of TBS Capital Stock beneficially owned by any one beneficial shareholder and notifies TBS in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of such a partial dissenter are determined as if the shares of TBS Capital Stock as to which he dissents and his other shares of TBS Capital Stock were registered in the names of different shareholders. A beneficial owner of shares of TBS Capital Stock that are held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized herein properly and in a timely manner to assert any dissenters' rights on behalf of such beneficial owner.

  If the TBS Merger is authorized at the TBS Meeting, TBS must deliver a written dissenters' notice (the "Dissenters' Notice") to all Dissenting TBS Holders. The Dissenters' Notice must be sent no later than ten days after consummation of the TBS Merger and must (a) state where the payment demand must be sent and where and when certificates for certificated Dissenting Shares must be deposited, (b) set a date by which TBS must

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

receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the Dissenters' Notice is delivered, and (c) be accompanied by a copy of Article 13 of the GBCC.

  A Dissenting TBS Holder to whom a Dissenters' Notice is sent must demand payment and deposit his certificates representing Dissenting Shares in accordance with the terms of the Dissenters' Notice. Upon consummation of the TBS Merger, the rights of a Dissenting TBS Holder are limited to the right to receive the Fair Value of his Dissenting Shares, assuming compliance with
Article 13 of the GBCC. A Dissenting TBS Holder who does not demand payment or deposit his certificates representing Dissenting Shares where required, each by the date set in the Dissenters' Notice, will not be entitled to payment for his Dissenting Shares under Article 13 of the GBCC and, thereafter, will no longer be deemed a Dissenting TBS Holder.

  Except as described below, within ten days of the later of consummation of the TBS Merger or receipt of a payment demand, TBS must by written notice (the "Offer of Payment") offer to pay to each Dissenting TBS Holder, who complied with the payment demand and deposit requirements specified in the Dissenters' Notice, the amount TBS estimates to be the Fair Value of his Dissenting Shares, plus accrued interest from the date of consummation of the TBS Merger. The Offer of Payment must be accompanied by (a) certain recent TBS financial statements, (b) a statement of TBS's estimate of the Fair Value of the Dissenting Shares, (c) an explanation of how the interest was calculated, (d) a statement of the Dissenting TBS Holder's right under the GBCC to notify TBS of his own estimate of the Fair Value of his Dissenting Shares and the amount of interest due and (e) a copy of Article 13 of the GBCC. If such Dissenting TBS Holder accepts TBS's Offer of Payment by written notice to TBS within 30 days after TBS's Offer of Payment or is deemed to have accepted the Offer of Payment by failure to respond within such 30-day period, payment by TBS for such Dissenting TBS Holder's Dissenting Shares must be made within 60 days after the later of the making of the Offer of Payment or the consummation of the TBS Merger.

  If the TBS Merger is not consummated within 60 days after the date set in the Dissenters' Notice for demanding payment and depositing certificates representing Dissenting Shares, TBS must return the deposited certificates. If, after such return, the TBS Merger is consummated, TBS must send a new Dissenters' Notice and repeat the payment demand procedure described above.

  A Dissenting TBS Holder may notify TBS in writing of his own estimate of the Fair Value of his Dissenting Shares and amount of interest due, and demand payment of such estimate (a "Dissenting TBS Holder Demand"), if (a) such Dissenting TBS Holder believes that the amount offered by TBS in the Offer of Payment is less than the Fair Value of his Dissenting Shares or that the interest is incorrectly calculated or (b) TBS, having failed to consummate the TBS Merger, does not return the deposited certificates within 60 days after the date set in the Dissenter's Notice for demanding payment. A Dissenting TBS Holder waives his right to demand payment pursuant to a Dissenting TBS Holder Demand and is deemed to have accepted TBS's offer contained in the Offer of Payment unless he notifies TBS of his demand in writing within 30 days after TBS's Offer of Payment for his Dissenting Shares. If TBS does not make an Offer of Payment to any Dissenting TBS Holder within ten days of the later of the consummation of the TBS Merger or receipt of a payment demand, then (a) such Dissenting TBS Holder may demand the financial statements and other information required to accompany the Offer of Payment, and TBS must provide such information within ten days after receipt of written demand for such information, and (b) such Dissenting TBS Holder may, at any time within three years after the TBS Merger is consummated, notify TBS of his own estimate of the Fair Value of his Dissenting Shares and the amount of interest due and demand payment of such estimate.

  If a Dissenting TBS Holder Demand remains unsettled, TBS must commence a nonjury equitable valuation proceeding (the "Appraisal Proceeding") in the Superior Court of Fulton County, Georgia (the "Court"), within 60 days after receiving such Dissenting TBS Holder Demand and must petition the Court to determine the Fair Value of the Dissenting Shares and accrued interest. If TBS does not commence the Appraisal Proceeding within

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

such 60-day period, it must pay each Dissenting TBS Holder whose demand remains unsettled, the amount demanded. TBS must make all Dissenting TBS Holders whose demands remain unsettled parties to the Appraisal Proceeding and must serve a copy of the petition in the Appraisal Proceeding upon each Dissenting TBS Holder. The Court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the Fair Value of the Dissenting Shares. Each Dissenting TBS Holder made a party to the Appraisal Proceeding will be entitled to judgment for the amount that the Court finds to be the Fair Value of such holder's Dissenting Shares plus interest to the date of judgment. Under existing Georgia case law, claims arising by virtue of a person's status as a shareholder, including claims relating to breaches by directors of a Georgia corporation of their fiduciary duties to shareholders, are generally not maintainable following consummation of a transaction to which dissenters' rights apply except as an element of the determination of the fair value of the dissenting shares in an Appraisal Proceeding. TBS has moved to dismiss all of the pending litigation filed in connection with the Transaction in the Georgia state court actions on behalf of purported shareholders of TBS on that basis. See "--Certain Litigation--TBS Shareholder Litigation."

  The Court in the Appraisal Proceeding will determine all costs of the Appraisal Proceeding, including the reasonable compensation and expenses of appraisers appointed by the Court, but not including fees and expenses of attorneys and experts for the respective parties. The Court will assess such costs against TBS, except that the Court may assess the costs against all or some of the Dissenting TBS Holders, in amounts the Court finds equitable, to the extent the Court finds they acted arbitrarily, vexatiously or not in good faith in making a Dissenting TBS Holder Demand. The Court also may assess the fees and expenses of attorneys and experts for the respective parties against TBS and in favor of all Dissenting TBS Holders if the Court finds that TBS did not substantially comply with the requirements of certain provisions of
Article 13 of the GBCC, or against either TBS or a Dissenting TBS Holder, in favor of the other party, if the Court finds that the party against whom such fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Article 13 of the GBCC.

  If the Court finds that the services of attorneys for any Dissenting TBS Holder were of substantial benefit to other Dissenting TBS Holders similarly situated, and that the fees for those services should not be assessed against TBS, the Court may award such attorneys reasonable fees to be paid out of the amounts awarded the Dissenting TBS Holders who were benefitted.

  No action by any Dissenting TBS Holder to enforce dissenters' rights may be brought more than three years after consummation of the TBS Merger, regardless of whether notice of the Transaction and of the right to dissent was given by TBS in accordance with the relevant provisions of Article 13 of the GBCC.

  Any Dissenting TBS Holder who has duly asserted dissenters' rights in compliance with Article 13 of the GBCC will not, after the consummation of the TBS Merger, be entitled to vote the Dissenting Shares subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those Dissenting Shares (except dividends or other distributions payable to holders of record of Dissenting Shares as of a record date prior to the consummation of the TBS Merger).

  If any shareholder who properly asserts dissenters' rights under Article 13 of the GBCC fails to perfect such rights, or effectively withdraws such assertion or loses such rights, as provided in Article 13 of the GBCC, the Dissenting Shares of such shareholder will be converted into the right to receive the consideration receivable with respect to such Dissenting Shares in accordance with the Merger Agreement.

  FAILURE TO FOLLOW THE STEPS REQUIRED BY ARTICLE 13 OF THE GBCC FOR ASSERTING DISSENTERS' RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF ARTICLE 13 OF THE GBCC, SHAREHOLDERS OF TBS WHO ARE CONSIDERING DISSENTING FROM THE TBS MERGER PROPOSAL SHOULD CONSULT THEIR OWN LEGAL ADVISORS.


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

EFFECT OF TRANSACTION ON THE TBS LYONS

  As of June 30, 1996, there was $582,056,000 aggregate principal amount at maturity of the TBS LYONs outstanding. The TBS LYONs were issued under an Indenture dated as of February 13, 1992 (the "TBS LYONs Indenture"), between TBS and The Bank of New York, as successor trustee. The TBS LYONs are convertible at the option of the holder thereof into shares of TBS Class B Common Stock at a conversion rate of 12.783 shares of TBS Class B Common Stock per $1,000 principal amount at maturity of the TBS LYONs, subject to adjustment upon the happening of certain events. Accordingly, the effective conversion price at June 30, 1996, based upon the original issue price and the accrued original issue discount at such date, would have been $36.72 per share. Upon consummation of the Mergers, New Time Warner will enter into a supplemental indenture to the TBS LYONs Indenture providing that thereafter, subject to the terms and conditions set forth in the TBS LYONs Indenture, the TBS LYONs will be convertible into the number of shares of New Time Warner Common Stock which a holder of such TBS LYONs would have received if such holder had converted such TBS LYONs immediately prior to the consummation of the Mergers, subject to adjustment thereafter upon the happening of the same events that would currently result in an adjustment pursuant to the TBS LYONs Indenture. Accordingly, assuming no events occur prior to consummation of the Mergers that would result in an adjustment to the current conversion rate, upon consummation of the Mergers the TBS LYONs will become convertible into 9.587 shares of New Time Warner Common Stock for each $1,000 principal amount at maturity of the TBS LYONs. The TBS LYONs also provide that, in the event of a "Change in Control" (as defined in the TBS LYONs Indenture) occurring on or prior to February 13, 1997, each holder of TBS LYONs will have the right to require TBS to purchase all or any part of such holder's TBS LYONs at a cash purchase price equal to the original issue price plus accrued original issue discount to the repurchase date. Because New Time Warner is a "Permitted Other Holder," within the meaning of the TBS LYONs Indenture, the Transaction will not constitute a "Change In Control" as defined in the TBS LYONs Indenture and, accordingly, holders of TBS LYONs will not have the right to require TBS to repurchase TBS LYONs as a result of the consummation of the Mergers. Following consummation of the Mergers, it is expected that New Time Warner will guarantee the obligations of TBS under the TBS LYONs.

EFFECT OF TRANSACTION ON CERTAIN OUTSTANDING TIME WARNER CONVERTIBLE
SECURITIES

 TW LYONs

  As of June 30, 1996, there was $2,415,000,000 aggregate principal amount at maturity of the TW LYONs outstanding. The TW LYONs were issued under an Indenture dated as of January 15, 1993 (the "TW Indenture"), between Time Warner and Chemical Bank, as trustee. The TW LYONs are convertible at the option of the holder thereof into shares of Time Warner Common Stock at a conversion rate of 7.759 shares of Time Warner Common Stock per $1,000 principal amount at maturity of TW LYONs, subject to adjustment upon the happening of certain events. Upon consummation of the Mergers, New Time Warner will enter into a supplemental indenture to the TW Indenture providing that thereafter, subject to the terms and conditions set forth in the TW Indenture, the TW LYONs will be convertible into the number of shares of New Time Warner Common Stock which a holder of TW LYONs would have received if such holder had converted such TW LYONs immediately prior to the Mergers, subject to adjustment thereafter upon the happening of the same events that would currently result in an adjustment to the TW LYONs pursuant to the TW Indenture. Following consummation of the Mergers, it is expected that New Time Warner will guarantee the obligations of Time Warner under the TW LYONs.

 Hasbro LYONs

  The Transaction will not result in any adjustment to Time Warner's Liquid Yield Option Notes due 2012 (the "Hasbro LYONs"), which are exchangeable for shares of the common stock of Hasbro, Inc. held indirectly by Time Warner. Following consummation of the Mergers, it is expected that New Time Warner will guarantee the obligations of Time Warner under the Hasbro LYONs.

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

                             THE MERGER AGREEMENT

  The following is a summary of certain provisions of the Merger Agreement, a copy of which is attached hereto as Appendix A-1(a), and Amendment No. 1 thereto, a copy of which is attached hereto as Appendix A-1(b), each of which is incorporated herein by reference. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement.

THE MERGERS

  Pursuant to the Merger Agreement and on the terms and subject to the conditions set forth in the Merger Agreement, TW Merger Corp. and TBS Merger Corp. will be merged into Time Warner and TBS, respectively. Following the Mergers, Time Warner and TBS will each become a wholly owned subsidiary of New Time Warner.

  Subject to the conditions set forth in the Merger Agreement, the closing of the Mergers (the "Closing") will take place on a date to be specified by the parties, which shall be no later than the second business day after satisfaction of the conditions described in the first paragraph under "-- Conditions to the Mergers" below (the "Closing Date"). The Mergers will become effective at the time specified in the certificate of merger filed with the Secretary of State of the State of Delaware with respect to the Time Warner Merger and the articles of merger filed with the Secretary of State of the State of Georgia with respect to the TBS Merger. The time at which the Mergers become effective is referred to as the "Effective Time of the Mergers."

CONVERSION OF TIME WARNER CAPITAL STOCK

  At the Effective Time of the Mergers, pursuant to the Merger Agreement (a) each issued and outstanding share of Time Warner Common Stock, other than shares held directly or indirectly by Time Warner, will be converted into one share of New Time Warner Common Stock, and upon such conversion all such shares of Time Warner Common Stock will be canceled and retired and will cease to exist, (b) each issued and outstanding share of each series of Time Warner Preferred Stock, other than shares held directly or indirectly by Time Warner and shares with respect to which appraisal rights are properly exercised, will be converted into one share of a substantially identical series of New Time Warner Preferred Stock having the same designation as the shares of Time Warner Preferred Stock so converted, and upon such conversion all such shares of Time Warner Preferred Stock will be canceled and retired and will cease to exist, (c) all shares of Time Warner Capital Stock held by Time Warner will be canceled and retired and will cease to exist without payment of any consideration therefor and (d) all shares of Time Warner Capital Stock held by subsidiaries of Time Warner shall continue as shares of Time Warner Capital Stock.

  Holders of Time Warner Common Stock will not receive any payment or other consideration in the Time Warner Merger in respect of the preferred stock purchase rights (the "Rights") outstanding under the Existing Rights Agreement.

  AT THE EFFECTIVE TIME OF THE MERGERS, (A) EACH CERTIFICATE REPRESENTING OUTSTANDING SHARES OF TIME WARNER COMMON STOCK WILL, WITHOUT ANY ACTION ON THE PART OF THE HOLDER THEREOF, BE DEEMED TO REPRESENT AN EQUAL NUMBER OF SHARES OF NEW TIME WARNER COMMON STOCK AND (B) EACH CERTIFICATE REPRESENTING OUTSTANDING SHARES OF TIME WARNER PREFERRED STOCK (OTHER THAN SHARES OF TIME WARNER PREFERRED STOCK WITH RESPECT TO WHICH APPRAISAL RIGHTS ARE PROPERLY EXERCISED) WILL, WITHOUT ANY ACTION ON THE PART OF THE HOLDER THEREOF, BE DEEMED TO REPRESENT AN EQUAL NUMBER OF SHARES OF NEW TIME WARNER PREFERRED STOCK OF THE SAME DESIGNATION.

  HOLDERS OF TIME WARNER CAPITAL STOCK SHOULD NOT SUBMIT CERTIFICATES REPRESENTING THEIR SHARES OF TIME WARNER CAPITAL STOCK FOR EXCHANGE.


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

CONVERSION OF TBS CAPITAL STOCK

  At the Effective Time of the Mergers, pursuant to the Merger Agreement (a) each issued and outstanding share of TBS Common Stock, other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and shares with respect to which dissenters' rights are properly exercised, will be converted into the right to receive 0.75 of a share of New Time Warner Common Stock, and upon such conversion all such shares of TBS Common Stock will be canceled and retired and will cease to exist, (b) each issued and outstanding share of TBS Class C Preferred Stock, other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and shares with respect to dissenters' rights are properly exercised, will be converted into the right to receive 4.80 shares of New Time Warner Common Stock, and upon such conversion all such shares of TBS Class C Preferred Stock will be canceled and retired and will cease to exist, (c) all shares of TBS Capital Stock held by TBS will be canceled and retired and will cease to exist without payment of any consideration therefor and (d) all shares of TBS Capital Stock directly or indirectly held by Time Warner or New Time Warner will continue as shares of TBS.

  HOLDERS OF TBS CAPITAL STOCK SHOULD NOT SEND ANY CERTIFICATES REPRESENTING SHARES OF TBS CAPITAL STOCK WITH THE ENCLOSED PROXY CARD. IF THE TRANSACTION IS APPROVED, A LETTER OF TRANSMITTAL WILL BE MAILED AFTER THE EFFECTIVE TIME OF THE MERGERS TO EACH PERSON WHO WAS A HOLDER OF OUTSTANDING SHARES OF TBS CAPITAL STOCK IMMEDIATELY PRIOR TO THE EFFECTIVE TIME OF THE MERGERS. TBS SHAREHOLDERS SHOULD SEND CERTIFICATES REPRESENTING TBS CAPITAL STOCK TO THE EXCHANGE AGENT ONLY AFTER THEY RECEIVE, AND IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN, THE LETTER OF TRANSMITTAL.

TREATMENT OF OPTIONS AND WARRANTS

  At the Effective Time of the Mergers, pursuant to the Merger Agreement, each outstanding option or warrant to purchase Time Warner Common Stock and each outstanding option to purchase TBS Common Stock will be assumed by New Time Warner and converted into an option or warrant to purchase shares of New Time Warner Common Stock. Following the Effective Time of the Mergers, each such option or warrant will continue to have, and will be subject to, the same terms and conditions as in effect immediately prior to the Effective Time of the Mergers, except that each option to purchase shares of TBS Common Stock shall be exercisable for that number of shares of New Time Warner Common Stock equal to the product of the number of shares of TBS Common Stock for which such option was exercisable immediately prior to the Effective Time of the Mergers and 0.75, and the exercise price per share of such option will be equal to the aggregate exercise price of such option immediately prior to the Effective Time of the Mergers divided by the number of shares of New Time Warner Common Stock for which such option will be exercisable immediately after the Effective Time of the Mergers. At the Effective Time of the Mergers, all options to purchase TBS Common Stock will become vested.

REPRESENTATIONS AND WARRANTIES

  The Merger Agreement contains customary representations and warranties by both Time Warner and TBS as to, among other things, (a) due organization, good standing and absence of violations of constitutive documents, (b) ownership of subsidiaries and other investments, (c) capital structure, (d) requisite corporate power and authority to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement, due authorization, execution and delivery of the Merger Agreement, validity and enforceability of the Merger Agreement and the compliance of the Mergers with constitutive documents, agreements and applicable laws, (e) required filings and approvals, (f) the disclosure contained in documents filed with the Commission and absence of certain undisclosed liabilities, (g) absence of certain material changes or events, (h) absence of certain litigation,
(i) absence of certain changes in benefit plans, (j) compliance with laws applicable to employee benefit plans, (k) matters relating to financial advisors, (l) receipt of fairness opinions, (m) tax matters, and (n) compliance with laws.

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

CERTAIN COVENANTS

 Conduct of Business Pending the Mergers

  Pursuant to the Merger Agreement, TBS has agreed that, prior to the Effective Time of the Mergers, TBS will, and will cause its subsidiaries to, carry on their respective businesses in the usual, regular and ordinary course in substantially the manner as conducted prior to September 22, 1995 and in compliance in all material respects with all applicable laws and regulations (including the Communications Act and the FCC's rules and regulations). Specifically, prior to the Effective Time of the Mergers, and except for Approved Matters (as defined below), TBS has agreed, among other things, not to (a) declare any dividends or make any other distributions in respect of any TBS Capital Stock, other than regular quarterly cash dividends, or purchase, redeem or otherwise acquire any shares of TBS Capital Stock, (b) subject to certain exceptions, issue or sell any shares of TBS Capital Stock, (c) amend the TBS Articles or the TBS By-Laws, (d)(i) make any material acquisition,
(ii) subject to certain exceptions, sell or otherwise dispose of its properties or assets, (iii) incur any indebtedness for borrowed money, except for short-term borrowings incurred in the ordinary course of business consistent with past practice, or make any loans, advances or capital contributions to, or investments in, any other person or (iv) make any new capital expenditures, (e) make any material tax election or settle or compromise any material tax liability or refund, (f) subject to certain exceptions or in the ordinary course of business pursuant to existing employment agreements or benefit plans, or as required by applicable laws, (i) increase the compensation payable to its executive officers or employees, (ii) grant any severance or termination pay to, or enter into any employment or severance arrangement with, any director, executive officer or employee or
(iii) establish, adopt, enter into or amend in any material respect or take action to accelerate any rights or benefits under any employee benefit plan or
(g) terminate or amend on terms less favorable to TBS certain material agreements. For purposes of the Merger Agreement, "Approved Matters" means matters that are (x) expressly included in a master budget contemplated by the TBS By-Laws as in effect on September 22, 1995, or thereafter approved by Time Warner or (y) otherwise approved in writing by Time Warner.

  Pursuant to the Merger Agreement, Time Warner has agreed that (a) simultaneously with or prior to the Effective Time of the Mergers, it will cause the New Time Warner Charter to be amended to read in the form of the Time Warner Charter, and will cause the by-laws of New Time Warner (the "New Time Warner By-laws") to be amended to read in the form of the Time Warner By-laws, in each case as in effect immediately prior to the Effective Time of the Mergers, together with such changes thereto as Time Warner and TBS may from time to time agree, and (b) during the period from September 22, 1995, to the Effective Time of the Mergers, Time Warner will not amend the Time Warner Charter or the Time Warner By-laws in any manner that would be materially adverse to the holders of Time Warner Common Stock.

  Pursuant to the Merger Agreement, TBS and Time Warner have each agreed that it will not take any action that would, or that could reasonably be expected to, result in (a) any of the representations and warranties of such party set forth in the Merger Agreement that are qualified as to materiality becoming untrue, (b) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (c) any of the conditions to the Mergers not being satisfied.

 Solicitation of Takeover Proposals

  Pursuant to the Merger Agreement, TBS has agreed that it will not, nor will it permit any of its subsidiaries to, nor will it authorize or permit any of its officers, directors or employees or any investment banker, attorney or other advisor or representative of TBS to (a) solicit, initiate or encourage the submission of any Takeover Proposal (as defined below), (b) enter into any agreement with respect to any Takeover Proposal or (c) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal. TBS and the TBS Board, however, may (i) furnish nonpublic information to, or enter into discussions or negotiations with, any person in connection with an unsolicited bona fide written Takeover Proposal to TBS or its shareholders if and to the extent that
(A) the TBS Board determines
in good faith based on written advice of its outside legal counsel that such action is necessary for the TBS Board to comply with its fiduciary duties to TBS shareholders under applicable law and (B) prior to furnishing such nonpublic information to, or entering into discussions or negotiations with, such person, the TBS Board receives from such person or entity an executed confidentiality agreement with terms no less favorable to TBS than those contained in TBS's confidentiality agreement with Time Warner and (ii) comply with Rule 14e-2 under the Exchange Act with respect to any Takeover Proposal. TBS has also agreed to advise Time Warner of any Takeover Proposal or any inquiry with respect to or which could lead to any Takeover Proposal and the identity of the person making any such Takeover Proposal or inquiry and to keep Time Warner promptly and fully informed in all material respects of the status and details of any such Takeover Proposal or inquiry. For purposes of the Merger Agreement, "Takeover Proposal" means any proposal for a merger, consolidation or other business combination involving TBS or any of its material subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, more than 15% of any class of voting securities of TBS or any of its material subsidiaries, or assets representing a substantial portion of the assets of TBS and its subsidiaries, taken as a whole.

 Material Transactions by Time Warner

  Pursuant to the Merger Agreement, Time Warner has agreed to notify TBS if, prior to the Effective Time of the Mergers, Time Warner or any of its subsidiaries enters into a definitive agreement for the implementation of a Material Transaction (as defined below). In such event, the TBS Board may request CS First Boston to deliver a written opinion, substantially in the same form as the opinion attached as Appendix C-2, that, after giving effect to the Material Transaction, the consideration to be received by holders of TBS Capital Stock in the TBS Merger is fair to such holders (other than Time Warner) from a financial point of view. If CS First Boston is unable to deliver such opinion, TBS will have the right to terminate the Merger Agreement. See "--Termination of the Merger Agreement" below. For purposes of the Merger Agreement, a "Material Transaction" means, subject to specified exceptions, (a) the issuance by Time Warner of more than 90 million shares of Time Warner Common Stock or their equivalent in any single transaction or series of individual transactions, each of which involves the issuance of more than 20 million shares of Time Warner Common Stock or their equivalent, or
(b) the sale or other disposition by Time Warner in any transaction or series of transactions of any business or assets with an aggregate fair market value in excess of $3.5 billion, excluding from such amount sales of inventory in the ordinary course of business and the sale, in a single transaction or a series of related transactions, of assets with an aggregate fair market value of $500 million or less.

 Other Actions

  Pursuant to the Merger Agreement, each party has agreed to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Mergers and the other transactions contemplated by the Merger Agreement; provided, however, that a party shall not be obligated to take any such action if the taking of such action is reasonably likely (a) to be materially burdensome to such party and its subsidiaries taken as a whole or to impact in a materially adverse manner the economic or business benefits of the transactions contemplated by the Merger Agreement, the Support Agreement and the LMC Agreement so as to render inadvisable the consummation of the Time Warner Merger or the TBS Merger, as the case may be, or (b) to result in any suit, action or proceeding by a governmental entity that seeks to (i) prohibit or limit the ownership or operation by TBS, Time Warner, New Time Warner or any of their respective material subsidiaries, of any material portion of their businesses or assets,
(ii) impose limitations on the ability of New Time Warner to acquire or hold any shares of capital stock of Time Warner or TBS, including, without limitation, the right to vote such capital stock, or (iii) prohibit New Time Warner from effectively controlling in any material respect the business or operations of TBS or any of its material subsidiaries (collectively, the "Ownership Limitations").

 Board Authority

  Pursuant to the Merger Agreement, the TBS Board has adopted resolutions providing that (a) any action to be subsequently taken by the TBS Board to implement the transactions contemplated by the Merger Agreement

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

shall be authorized if approved by a majority vote of the directors of TBS (other than any directors that are "interested directors" under the TBS By-
Laws) present and voting at a meeting at which a quorum is present, without regard to class, and (b) any action to be taken subsequently by TBS to implement the transactions contemplated by the Merger Agreement that otherwise requires the approval of the TBS Board shall be authorized if approved by a majority vote of the directors of TBS (other than any directors that are "interested directors") present and voting at a meeting at which a quorum is present, without regard to class. TBS has agreed that the TBS Board will not amend, rescind or repeal any of such resolutions and that TBS will not enter into any contract, agreement or other instrument, or adopt any resolution that, directly or indirectly, would result in any action to be taken by the TBS Board to implement the transactions contemplated by the Merger Agreement requiring (i) any approval other than the approval by the majority vote of all the directors of TBS (other than any directors that are "interested directors") present and voting at a meeting at which a quorum is present, without regard to class or (ii) the approval (if not required as of September 22, 1995) of the directors of TBS or any group or committee thereof.

 Benefit Plans

  Pursuant to the Merger Agreement, New Time Warner has agreed that, for a period of two years after the Effective Time of the Mergers, New Time Warner will (a) either (i) maintain the employee benefit plans (other than medical plans) for TBS at the benefit levels in effect on September 22, 1995, or (ii) provide benefits to employees of TBS and its subsidiaries that are not materially less favorable in the aggregate to such employees than are those that were in effect on September 22, 1995, and (b) provide or cause to be provided medical benefits to employees of TBS and its subsidiaries that are substantially equivalent to those provided to similarly situated employees of Time Warner.

 Indemnification and Insurance

  Pursuant to the Merger Agreement, New Time Warner, Time Warner and TBS Merger Corp. have agreed that all rights to indemnification for acts or omissions occurring prior to the Effective Time of the Mergers existing as of September 22, 1995 in favor of the current or former directors or officers of TBS as provided in the TBS Articles or the TBS By-Laws shall survive the TBS Merger and shall continue in full force and effect in accordance with their terms. New Time Warner has agreed to cause to be maintained for a period of not less than six years from the Effective Time of the Mergers TBS's directors' and officers' insurance and indemnification policy in effect as of September 22, 1995, to the extent that it provides coverage for events occurring prior to the Effective Time of the Mergers, so long as the annual premium therefor would not be in excess of the Maximum Premium. If such policy expires, is terminated or canceled during such six-year period, Time Warner will use all reasonable efforts to cause to be obtained as much of such insurance coverage as can be obtained for the remainder of such six-year period for an annualized premium not in excess of the Maximum Premium.

 Access to Information

  Pursuant to the Merger Agreement, each of TBS and Time Warner has agreed to afford to the other and to its officers, employees, accountants, counsel, financial advisors and other representatives, reasonable access during normal business hours prior to the Effective Time of the Mergers to all its respective properties, books, contracts, commitments, personnel and records. Except as required by law, each of TBS and Time Warner has agreed to hold any non-public information in confidence.

 Certain Other Covenants

  The Merger Agreement also contains customary covenants applicable to transactions like the Mergers, including covenants relating to (a) delivery of letters of accountants relating to financial information included in this Joint Proxy Statement/Prospectus, (b) consultation prior to the issuance of any press release or other public statement, (c) each party's obligation to pay its own fees and expenses, (d) the listing on the NYSE of the shares of New Time Warner Common Stock to be issued in the Mergers, (e) execution and delivery of closing

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documentation and (f) use of reasonable best efforts to cause the Mergers to qualify as a tax-free incorporation transaction under Section 351 of the Code.

CONDITIONS TO THE MERGERS

  The obligations of Time Warner and TBS to consummate the Mergers are subject to certain conditions, including the following: (a) the TBS Merger Approval and the TW Merger Approval shall have been obtained; (b) the shares of New Time Warner Common Stock issuable pursuant to the Merger Agreement shall have been approved for listing on the NYSE, subject to official notice of issuance;
(c) the waiting periods (and any extensions thereof) applicable to the transactions contemplated by the Merger Agreement under the HSR Act and applicable foreign antitrust laws shall have been terminated or shall have expired, and the FTC shall have initially accepted the FTC Consent Decree; (d) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Mergers or preventing LMC or any of its subsidiaries from voting, as contemplated by the LMC Agreement, shares of TBS Capital Stock that LMC or any such subsidiary is otherwise entitled to vote, shall be in effect; (e) the Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order; and (f) all orders and approvals of the FCC required in connection with the consummation of the transactions contemplated by the Merger Agreement shall have been obtained without the imposition of any Ownership Limitation.

  The obligation of Time Warner to consummate the Mergers is also subject to certain additional conditions, including the following: (a) the accuracy of the representations and warranties of TBS set forth in the Merger Agreement;
(b) TBS having performed in all material respects all obligations required to be performed by TBS under the Merger Agreement at or prior to the Closing; (c) receipt by Time Warner of a satisfactory opinion of its tax counsel; (d) absence of certain pending suits, actions or proceedings by governmental agencies; (e) receipt of all necessary orders and permits approving the transactions contemplated by the Merger Agreement by all applicable cable franchising authorities having jurisdiction over all or any portion of any material cable system operated by Time Warner or any of its subsidiaries; and
(f) dissenters' rights not having been asserted with respect to shares of TBS Capital Stock representing more than 28 million TBS Common Stock equivalents (calculated on the basis of each share of TBS Common Stock representing one TBS Common Stock equivalent and each share of Class C Preferred Stock representing six TBS Common Stock equivalents).

  The obligation of TBS to consummate the TBS Merger is also subject to additional conditions, including the following: (a) the accuracy of the representations and warranties of Time Warner set forth in the Merger Agreement; (b) Time Warner having performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing; (c) the absence of certain pending suits, actions or proceedings by governmental agencies; and (d) receipt by TBS of a satisfactory opinion of its tax counsel.

TERMINATION OF THE MERGER AGREEMENT

  The Merger Agreement may be terminated at any time prior to the Effective Time of the Mergers pursuant to the mutual written consent of Time Warner and TBS and at the option of either Time Warner or TBS under certain circumstances, including the following (a) if at the TBS Meeting the TBS Merger Approval is not obtained, (b) if at the Time Warner Meeting the TW Merger Approval is not obtained, (c) if the Mergers shall not have been consummated on or before December 31, 1996, unless the failure to consummate the Mergers is the result of a willful and material breach of the Merger Agreement by the party seeking to terminate the Merger Agreement, (d) if any court or other governmental agency shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Mergers, and such order, decree, ruling or other action shall have become final and nonappealable, (e) in the event of a material breach by the other party to the Merger Agreement, (f) if the FCC shall have issued an order or ruling or taken other action denying approval of the transactions contemplated by the Merger Agreement, and such order, ruling or other action shall have become final and nonappealable or (g) if (i) all the conditions to the Mergers that are conditions

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to the obligations of both Time Warner and TBS have been satisfied and (ii)
any of the conditions to the obligations of the terminating party to consummate the Mergers cannot be satisfied on or before December 31, 1996.

  The Merger Agreement may also be terminated at the option of Time Warner under certain circumstances, including: (a) if any order or approval of the FCC, receipt of which is a condition to the obligation of Time Warner to consummate the Mergers, when obtained shall include any Ownership Limitation that is not acceptable to Time Warner in its sole discretion and such order or approval shall have become final and nonappealable; or (b) if Time Warner is required to terminate the Merger Agreement pursuant to the LMC Agreement. For a description of the circumstances under which LMC may require Time Warner to terminate the Merger Agreement and abandon the Mergers, see "TCI Arrangements--LMC Agreement--Covenants With Respect to the Mergers."

  The Merger Agreement may also be terminated at the option of TBS under certain circumstances, including: (a) if Time Warner enters into a definitive agreement providing for the implementation of a Material Transaction and CS First Boston is unable to deliver to the TBS Board its opinion that, after giving effect to such Material Transaction, the consideration to be received by holders of TBS Capital Stock in the TBS Merger is fair to such holders (other than Time Warner) from a financial point of view (see "--Certain Covenants--Material Transactions" above); or (b) within 30 days of (i) Time Warner entering into an agreement providing for the merger or consolidation of Time Warner in which the Time Warner Capital Stock is exchanged for or converted into the right to receive anything other than Time Warner Common Stock, (ii) any person becoming the beneficial owner of more than 15% of the outstanding Time Warner Common Stock, other than with the prior approval of the Time Warner Board or (iii) any person becoming the beneficial owner of more than 30% of the outstanding Time Warner Common Stock, regardless of whether approved by the Time Warner Board.

  In addition, the Merger Agreement may be terminated at the option of TBS if the TBS Board determines that a Takeover Proposal is more favorable to the shareholders of TBS than the transactions contemplated by the Merger Agreement and the TBS Board shall concurrently approve, and TBS shall concurrently enter into, a definitive agreement providing for the implementation of the transactions contemplated by such Takeover Proposal. In order to terminate the Merger Agreement under this provision, TBS must give Time Warner at least two business days' notice of its intention to terminate, and the TBS Board is required to take into account the terms of any revised proposal made by Time Warner during such two business-day period.

  In considering the effect of the termination provisions described in the immediately preceding paragraph, TBS shareholders should consider the existing governance arrangements with respect to TBS, certain provisions of the Support Agreement and the termination fee provisions of the Merger Agreement described below. The effect of such governance arrangements is that any of Time Warner, TCI or Mr. Turner may veto any transaction involving a merger or consolidation of TBS. The Support Agreement provides that if the Merger Agreement is terminated pursuant to such termination provisions, Mr. Turner is required to pay to Time Warner all "profit" of Mr. Turner and certain other holders of TBS Capital Stock from the consummation of any Takeover Proposal that is consummated, or with respect to which a definitive agreement is executed, within 18 months of the termination of the Merger Agreement. See "Certain Related Agreements--Support Agreement." Finally, any such termination pursuant to such termination provisions will obligate TBS to pay to Time Warner a termination fee of $175 million upon execution of a definitive agreement with respect to any Takeover Proposal. See "--Effects of Termination" below. As a result, in considering whether to exercise the right to terminate the Merger Agreement in order to enter into a definitive agreement with respect to a Takeover Proposal, the TBS Board would necessarily have to consider the likelihood that any such Takeover Proposal would be consummated, based in part upon whether each of Time Warner, TCI and Mr. Turner would support such Takeover Proposal and the fact that the termination fee would be payable by TBS upon execution of a definitive agreement with respect to such Takeover Proposal, regardless of whether such Takeover Proposal, or any other Takeover Proposal, is consummated.

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

EFFECTS OF TERMINATION

  If any person makes a Takeover Proposal and thereafter (a) the Merger Agreement is terminated (i) for failure to obtain the TBS Merger Approval,
(ii) because the Closing shall not have occurred on or before December 31, 1996 (if at the time of termination TBS is in material breach of the Merger Agreement and such breach cannot be or has not been cured within 30 days after TBS becomes aware of such breach or such shorter period as may elapse between the date TBS becomes aware of such breach and the time of termination), (iii) by TBS because a court of competent jurisdiction or other governmental agency shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Mergers (if at the time of termination TBS is in material breach of the Merger Agreement and such breach cannot be or has not been cured within 30 days after TBS becomes aware of such breach), (iv) by Time Warner as a result of the breach of the Merger Agreement by TBS, (v) because the FCC has issued an order or ruling or taken other action denying approval of the transactions contemplated by the Merger Agreement (if at the time of termination TBS is in material breach of the Merger Agreement and such breach cannot be or has not been cured within 30 days after TBS becomes aware of such breach), (vi) by TBS because any of the conditions to its obligations is not capable of being satisfied prior to December 31, 1996 (or as extended pursuant to the Merger Agreement) or
(vii) by TBS to permit TBS to enter into a definitive agreement providing for the implementation of another Takeover Proposal, and (b) a definitive agreement with respect to a Takeover Proposal is executed, or a Takeover Proposal is consummated, at or within 18 months after such termination, then TBS shall pay to Time Warner a fee of $175 million (reduced by any amount actually paid by TBS pursuant to the next paragraph in connection with such termination).

  If the Merger Agreement is terminated for the failure to obtain the TBS Merger Approval or terminated by Time Warner as a result of a breach of the Merger Agreement by TBS, then TBS shall reimburse Time Warner for all its reasonable out-of-pocket expenses actually incurred in connection with the Merger Agreement and the transactions contemplated thereby, up to a maximum of $15 million.

  If the Merger Agreement is terminated for the failure to obtain the TW Merger Approval or terminated by TBS as a result of a breach of the Merger Agreement by Time Warner, then Time Warner shall reimburse TBS for all its reasonable out-of-pocket expenses actually incurred in connection with the Merger Agreement and the transactions contemplated thereby, up to a maximum of $15 million.

  In the event of termination of the Merger Agreement, the Merger Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Time Warner or TBS, other than (a) liability with respect to termination payments and reimbursement of fees and expenses as described above, (b) each party's obligation to pay its own fees and expenses (except as set forth above with respect to reimbursement of fees and expenses), (c) certain obligations of confidentiality and (d) liability resulting from any willful and material breach by any party to the Merger Agreement.

                               TCI ARRANGEMENTS

  The following is a summary of certain provisions of the Transaction Agreements that provide for the TCI Arrangements. Copies of these Transaction Agreements are filed as Exhibits to the Registration Statement and, in the case of the LMC Agreement, attached hereto as Appendix A-2, and are incorporated herein by reference. The following summaries are qualified by reference to the complete text of the relevant Transaction Agreement.

LMC AGREEMENT

 Covenants with Respect to the Mergers

  Pursuant to the LMC Agreement, LMC has agreed to cause each of its subsidiaries that holds shares of TBS Capital Stock to attend the TBS Meeting and to vote all such shares in favor of the approval of the TBS Merger and each of the other transactions contemplated by the Merger Agreement and in favor of the approval of the Merger Agreement. This obligation of LMC is subject to the satisfaction of the following conditions as of the time of the TBS Meeting (a) the Merger Agreement shall not have been amended in any respect, nor shall any right of TBS or Time Warner thereunder have been waived, other than any amendments and waivers that do not change the consideration to be received in exchange for TBS Capital Stock in the TBS Merger or the exchange ratio therefor and that, when taken together with all other amendments and waivers, do not have a material adverse effect on the value of the consideration to be received in exchange for TBS Capital Stock in the TBS Merger, (b) Mr. Turner, as a shareholder of TBS, shall have voted or shall simultaneously be voting all his shares of TBS Capital Stock in favor of the approval of the TBS Merger, (c) if the Time Warner Meeting shall have been held, the TW Merger Approval shall have been obtained, (d) no judgment shall have been entered and be continuing that restrains or enjoins LMC or any of its subsidiaries from voting its shares of TBS Capital Stock, (e) no person shall have become the beneficial owner of more than 15% of the Time Warner Common Stock on a fully-diluted basis and (f) Time Warner shall not have entered into an agreement (other than the Merger Agreement) providing for the merger of Time Warner in which shares of Time Warner Capital Stock are exchanged for or converted into the right to receive anything other than Time Warner Common Stock.

  Pursuant to the LMC Agreement, TCI and LMC have agreed to, and LMC has agreed to cause each of its subsidiaries that holds shares of TBS Capital Stock to, and Time Warner has agreed to, use reasonable efforts (a) to take all actions and to do, and to assist and cooperate with each other in good faith in doing, all things necessary to obtain all approvals from governmental agencies as may be necessary for the consummation of the transactions contemplated by the Merger Agreement and the LMC Agreement and (b) to defend any lawsuits or other legal proceedings challenging the Merger Agreement or the LMC Agreement or the consummation of the transactions contemplated thereby; provided, however, that the foregoing obligation shall not, subject to limited exceptions, require any such person to agree to enter into or be bound by any settlement or judgment, or to agree to any change in the terms of the LMC Agreement or any of the other agreements contemplated by the LMC Agreement. Notwithstanding the foregoing, nothing in the LMC Agreement imposes any obligation or duty on the part of TCI or any of its affiliates to agree to, approve or otherwise be bound by or satisfy, any condition in connection with the grant or effectiveness of any approval of any governmental agency required in connection with the consummation of the transactions contemplated by the Merger Agreement and the LMC Agreement that requires the surrender or modification in any significant respect of any license held by TCI or any of its affiliates, the divestiture of any assets of TCI or any of its affiliates, the holding of any such assets in a trust or otherwise separate and apart from such person's other assets, limitations on such person's freedom of action with respect to future acquisitions of assets or with respect to any existing or future business or activities or its enjoyment of the full rights of ownership, possession and use of any asset now owned or hereafter acquired by such person (including any requirement not to receive shares of New Time Warner Common Stock or LMC Reduced Voting Common Stock pursuant to the Merger Agreement, the SSSI Agreement or otherwise), any agreement to divest any such shares, any requirement not to receive, or to agree to divest, shares of LMC Common Stock or LMC Reduced Voting Common Stock to be received pursuant to the LMC Agreement, any change in such person's ownership or any rights or arrangements among its equity holders or any other restrictions, limitations, requirements or conditions which are or might be burdensome or adverse to any such person (in any such case, other than such items as are contemplated by the Transaction Agreements or the FTC Consent Decree).

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

  Pursuant to the LMC Agreement, Time Warner has agreed, upon the written request of LMC, to terminate the Merger Agreement and abandon the Mergers in certain circumstances, including if (a) on the date fixed for the consummation of the Mergers, the LMC Agreement, any agreement contemplated by the LMC Agreement or the Merger Agreement or the consummation of the Mergers or any other transaction contemplated thereby shall be illegal or would result in the imposition on the Liberty Parties (as defined below) or the SpinCo Parties (as defined below) of damages or penalties or the FTC shall have failed to accept or denied acceptance of the FTC Consent Decree for public comment or there shall be pending any suit by any governmental agency in which the relief sought would have any such effects or any effect described in the last sentence of the immediately preceding paragraph (including any proceeding with respect to an alleged violation of the FTC Consent Decree, but excluding any other proceeding contemplated by the FTC Consent Decree), (b) on the date fixed for the consummation of the Mergers, any consent or approval of any governmental agency required in connection with the consummation of the transactions contemplated by the Merger Agreement and the LMC Agreement shall be subject to any condition referred to in the last sentence of the immediately preceding paragraph, (c) the New Time Warner Rights Agreement, if adopted, shall differ in any material respect, other than as contemplated by the Rights Amendment, from the Existing Rights Agreement, (d) on the date fixed for the consummation of the Mergers (i) any person shall have become the beneficial owner of more than 15% of the Time Warner Common Stock on a fully-diluted basis, (ii) Time Warner shall have entered into an agreement (other than the Merger Agreement) providing for the merger of Time Warner in which shares of Time Warner Capital Stock are exchanged for or converted into the right to receive anything other than Time Warner Common Stock or (iii) any bona fide tender or exchange offer for the Time Warner Common Stock shall have been commenced or publicly announced and not terminated or withdrawn if consummation of such offer in accordance with its terms would result in the consequence described in clause (i) or (ii) above, (e) on the date fixed for the consummation of the Mergers, the condition to the obligation of TBS to consummate the TBS Merger that relates to the representations and warranties of Time Warner in the Merger Agreement shall not have been satisfied, (f) any action shall have been taken by Time Warner that if taken after the Effective Time of the Mergers would result in a Prohibited Effect (as defined below),
(g) as of the date fixed for the consummation of the Mergers, any party (other than LMC and its affiliates) shall be in breach of its obligations under the LMC Agreement or any other agreement contemplated by the LMC Agreement or (h) as of the date fixed for the consummation of the Mergers, any required approval by the stockholders of Time Warner for the consummation of the transactions contemplated by the Merger Agreement, the LMC Agreement and the other agreements contemplated by the LMC Agreement shall not have been obtained.

  Pursuant to the LMC Agreement, Time Warner and LMC have agreed to execute and deliver to the other parties thereto, at the Closing, the LMC Registration Rights Agreement, the Right of First Refusal Agreement, the SSSI Agreement, the Distribution Contract and the Sunshine Agreement, each of which is discussed below or under "Certain Related Agreements."

 Post-Closing Covenants

  Pursuant to the LMC Agreement, and subject to certain exceptions, (a) all shares of New Time Warner Common Stock received by LMC or any of its subsidiaries in connection with the Mergers and related transactions will be exchanged on a one-for-one basis for shares of LMC Reduced Voting Common Stock and (b) prior to the expiration of the Restriction Period (as defined below) and for so long as any of the Liberty Parties or SpinCo Parties hold any shares of LMC Reduced Voting Common Stock, all shares of New Time Warner Common Stock and shares of LMC Common Stock from time to time owned beneficially or of record by any Liberty Party or SpinCo Party, as applicable, shall be exchanged on a one-for-one basis for shares of LMC Reduced Voting Common Stock. See "Description of New Time Warner Capital Stock" for a discussion of the relative rights of the New Time Warner Common Stock and the LMC Reduced Voting Common Stock.

  Pursuant to the New Time Warner Charter, New Time Warner will have the right to redeem at fair market value shares of New Time Warner Common Stock to the extent necessary to prevent the loss or to secure the

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

reinstatement of any license or franchise issued by any governmental agency. New Time Warner has agreed pursuant to the LMC Agreement that it will not exercise such right to require the redemption from any Liberty Party or any SpinCo Party of any shares of New Time Warner Common Stock unless it has first given prior written notice of such proposed redemption, whereupon such Liberty Party or SpinCo Party will have the right to exchange on a one-for-one basis the shares to be redeemed for shares of LMC Common Stock. LMC Common Stock and LMC Reduced Voting Common Stock, by their terms, will not be subject to redemption at the option of New Time Warner.

  The LMC Agreement also provides that if, during the Restriction Period, New Time Warner takes certain actions that have a Prohibited Effect and such Prohibited Effect did not exist prior to the taking of such action and did not result from any breach of the LMC Agreement or the FTC Consent Decree by LMC or any of its affiliates, then New Time Warner will be required to compensate the Liberty Parties or the SpinCo Parties, as applicable, for income taxes incurred by them in disposing of Covered TW Securities (as defined below). New Time Warner will not be required to compensate the Liberty Parties or the SpinCo Parties under this provision unless the Liberty Parties or the SpinCo Parties, as applicable, comply with certain notice requirements and New Time Warner is given the opportunity, at its expense, to try to mitigate the effect of the actions taken by New Time Warner or otherwise to avoid the Prohibited Effect. If New Time Warner becomes obligated to compensate the Liberty Parties or the SpinCo Parties, as applicable, for taxes pursuant to this provision,
(a) New Time Warner will be required so to compensate any Liberty Party or SpinCo Party that disposes of Covered TW Securities to the extent required or to the extent necessary to avoid the applicable Prohibited Effect and (b) if the aggregate number of Covered TW Securities disposed of by the Liberty Parties or the SpinCo Parties, as applicable, pursuant to clause (a) above equals or exceeds (on an "as converted" basis, if applicable) 5% of the number of Covered TW Securities held by LMC and all its subsidiaries immediately after the Effective Time of the Mergers, then, at the option of LMC, New Time Warner will be required to compensate the Liberty Parties or the SpinCo Parties, as applicable, for the disposition of all the Covered TW Securities if all equity securities of New Time Warner held by the Liberty Parties are disposed of within twelve months. For the purposes of this compensation obligation, the taxes incurred by any Liberty Party or SpinCo Party will be calculated by reference to the gain or income recognized by such Liberty Party or SpinCo Party for Federal income tax purposes from the disposition of the Covered TW Securities at the highest combined corporate Federal, state and local marginal capital gains tax rate applicable to such Liberty Party or SpinCo Party during the year of disposition and will be calculated on a fully grossed-up basis.

  The covenants described in the two preceding paragraphs may have the effect, for so long as the Liberty Parties and the SpinCo Parties have any significant interest in New Time Warner, of requiring New Time Warner to pay amounts to the Liberty Parties and the SpinCo Parties in order to engage in (or requiring New Time Warner to refrain from engaging in) activities that the Liberty Parties and the SpinCo Parties would be prohibited under the Federal communications laws from engaging in. The extent and duration of these requirements will vary as a result of changes in the nature or scope of the businesses of New Time Warner, the Liberty Parties and the SpinCo Parties and their respective affiliates as well as changes in applicable law. Based on the current businesses of Time Warner, TBS, the Liberty Parties and the SpinCo Parties and based upon Time Warner's current understanding of applicable law, Time Warner does not expect these requirements to have a material effect on the business of New Time Warner.

  In the LMC Agreement, New Time Warner has also agreed that, if New Time Warner amends the New Time Warner Rights Agreement to reduce the threshold for determining an "Acquiring Person" and such reduction results in any Liberty Party or SpinCo Party being required to dispose of Covered TW Securities, then New Time Warner will compensate such Liberty Party or SpinCo Party for income taxes incurred in such disposition.


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 Certain Definitions

  In the LMC Agreement:

  "Covered TW Securities" means (a)(i) if the Mergers are consummated, the shares of New Time Warner Common Stock beneficially owned by LMC immediately following the consummation of the TBS Merger as a result of the conversion in the TBS Merger of the shares of TBS Capital Stock beneficially owned by LMC on September 22, 1995, and (ii) if the Contribution Election (as defined in the Contribution and Exchange Agreement (see "--Contribution and Exchange Agreement" below)) is made, the shares of New Time Warner Common Stock received by the Liberty Parties in connection therewith, determined assuming that the shares of TBS Capital Stock contributed to New Time Warner or owned by the subsidiaries of LMC so contributed did not include any shares of TBS Capital Stock not beneficially owned by LMC on September 22, 1995, (b) the shares of LMC Reduced Voting Common Stock issued pursuant to the SSSI Agreement and (c) all shares of LMC Common Stock and LMC Reduced Voting Common Stock for which the shares of New Time Warner Common Stock and LMC Reduced Voting Common Stock referred to in clauses (a) and (b) above and in this clause (c) may be exchanged pursuant to the provisions of the LMC Agreement described above.

  "Liberty Party" means LMC and each affiliate of LMC that is controlled by LMC from time to time and, for so long as LMC is controlled by TCI, shall also mean TCI and each affiliate of TCI that is controlled by TCI from time to time.

  "Prohibited Effect" means the effect or consequence (a) (i) of making the continuing ownership by the Liberty Parties or any of them of any equity securities of New Time Warner then owned by the Liberty Parties or any of them illegal under any Federal or state law or (ii) of making the continued ownership by the SpinCo Parties or any of them of any equity securities owned by the SpinCo Parties or any of them illegal under any Federal or state law,
(b) of imposing or resulting in the imposition under any Federal or state law on the Liberty Parties or any of them or the SpinCo Parties or any of them of damages or penalties by reason of or as a result of such continued ownership,
(c) of requiring the divestiture of, or resulting in the requirement to divest, any such securities by any Liberty Party or SpinCo Party under any Federal or state law or (d) of requiring, or resulting in the requirement, under any Federal or state law that any Liberty Party or SpinCo Party discontinue any business or divest of any business or assets or that any license that such Liberty Party or SpinCo Party holds or is required to hold under any Federal communications law be modified in any significant respect or not be renewed as a result of such continued ownership.

  "Restriction Period" means that period of time commencing on the date any Covered TW Securities are first issued and (a) if the TCI Spin-off does not occur, continuing until the first time that the ownership or deemed ownership by the Liberty Parties of the New Time Warner Common Stock and other voting securities of New Time Warner then owned by the Liberty Parties (assuming conversion in full of all LMC Reduced Voting Common Stock and the absence of any restriction on the exercise by the Liberty Parties of the rights of a holder of New Time Warner Common Stock), would not have a Prohibited Effect under any Federal communications law or violate the FTC Consent Decree, and
(b) if the TCI Spin-off occurs, continuing until the first time that both the ownership by the SpinCo Parties of the New Time Warner Common Stock and the other voting securities of New Time Warner then owned by the SpinCo Parties (assuming conversion in full of all LMC Reduced Voting Common Stock and the absence of any restriction on the exercise by the SpinCo Parties of the rights of a holder of New Time Warner Common Stock), and the deemed ownership of such New Time Warner securities by the Liberty Parties (assuming such conversion and absence of restrictions) pursuant to any relevant attribution rules of the Federal communications laws would not have a Prohibited Effect under any Federal communications law or violate the FTC Consent Decree.

  "SpinCo Party" means, after the TCI Spin-off, SSSI and each affiliate of SSSI that is controlled by SSSI from time to time and, for so long as SSSI is an affiliate of TCI, shall also mean TCI and each affiliate of TCI that is controlled by TCI from time to time.


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

SSSI AGREEMENT AND THE DISTRIBUTION CONTRACT

 General

  Pursuant to the LMC Agreement, each of New Time Warner, LMC and SSSI will execute and deliver, at the Closing, the SSSI Agreement. Pursuant to the SSSI Agreement, upon the earliest of (a) receipt by TCI of the Letter Ruling, (b) the date on which TCI shall have been advised by the IRS, or TCI shall have notified New Time Warner in writing that it has determined, that TCI will not obtain the Letter Ruling and (c) May 31, 1997, (i) SSSI will grant to New Time Warner the SSSI Option and New Time Warner will issue to SSSI 4,166,667 shares of LMC Reduced Voting Common Stock in a transaction taxable to SSSI in consideration for the SSSI Option and (ii) LMC will agree to the LMC Non-competition Covenant in consideration of which New Time Warner will issue to LMC 833,333 shares of LMC Reduced Voting Common Stock and will pay to LMC approximately $67 million (payable, at New Time Warner's option, in cash or additional shares of LMC Reduced Voting Common Stock) in a transaction taxable to LMC.

 SSSI Option Exercise

  The SSSI Option will be exercisable by New Time Warner at any time prior to the sixth anniversary of the Closing. Upon exercise of the SSSI Option by New Time Warner, the Distribution Contract will become effective. The consideration payable by New Time Warner for the exercise of the SSSI Option consists of the payments due under the Distribution Contract described below.

 Distribution Contract

  Pursuant to the Distribution Contract, New Time Warner will be required to make payments to SSSI in an amount sufficient to ensure that, on and after the effective date of the Distribution Contract, the sum of (a) SSSI's aggregate Net Cash Flows (as defined in the Distribution Contract) subsequent to such effective date and (b) all payments received by SSSI from New Time Warner under the Distribution Contract will have a net present value (calculated in accordance with the Distribution Contract) as of such effective date of $213,333,333. In addition, until the aggregate amounts required to be paid pursuant to the immediately preceding sentence have been received by SSSI, New Time Warner will make minimum quarterly payments to SSSI in an amount sufficient to ensure that, with respect to each fiscal quarter of SSSI ending after such effective date, the sum of (i) SSSI's aggregate Net Cash Flows in respect of such fiscal quarter and (ii) New Time Warner's payments in respect of such fiscal quarter under the Distribution Contract is not less than $7,681,000.

  Pursuant to the Distribution Contract, SSSI will, to the extent requested by New Time Warner, provide satellite uplink and distribution services with respect to WTBS if the WTBS Conversion shall have occurred.

 Limitation on Competitive Activities by LMC

  Pursuant to the SSSI Agreement and the Distribution Contract, LMC will agree to the SSSI Non-competition Covenant. The SSSI Non-competition Covenant provides that, other than through SSSI, LMC will not and will cause its affiliates not to (a) engage in the business of uplinking or distributing the WTBS signal to video programming distribution systems until the sixth anniversary of the consummation of the Mergers or, if the SSSI Option has been exercised, the fifth anniversary of the termination of the last programming agreement between SSSI and any MVPD for the distribution of the WTBS signal and (b) if the SSSI Option has been exercised, solicit any MVPD to terminate the carriage of WTBS or, except as contemplated by the Distribution Contract, terminate any programming agreement with SSSI with respect to WTBS until the fifth anniversary of the termination of the last programming agreement between SSSI and any MVPD for the distribution of the WTBS signal.


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PROGRAM AGREEMENT

  The Program Agreement provides that, subject to consummation of the Mergers, TCI and its affiliated cable systems will continue to carry Headline News, where it was carried and on the same tier of service as it was carried as of September 15, 1995, for a term of five years from the consummation of the Mergers, with four five-year renewal terms at TCI's election. The Program Agreement also provides that if the WTBS Conversion occurs, then, subject to certain terms and conditions, such service will be carried by TCI and its affiliated cable systems that carried WTBS on September 15, 1995, at the rates set forth therein through the fifth anniversary of the WTBS Conversion, with four five-year renewal terms at TCI's election. The Program Agreement also contemplates, subject to certain conditions, an annual rebate (determined pursuant to the Program Agreement) for TCI and its affiliated cable systems with respect to the carriage of TBS programming services, which rebate commences at various dates for various services.

CONTRIBUTION AND EXCHANGE AGREEMENT

  Pursuant to the Contribution and Exchange Agreement, LMC may elect (the "Contribution Election") to contribute all the capital stock of United Cable Turner Investment Inc. ("UCTI"), a wholly owned subsidiary of LMC that owned, as of June 30, 1996, approximately 2.06% of the outstanding TBS Common Stock equivalents, to New Time Warner simultaneously with the Closing. If LMC makes the Contribution Election, LMC will be entitled to receive from New Time Warner 0.75 of a share of New Time Warner Common Stock for each share of TBS Common Stock and 4.80 shares of New Time Warner Common Stock for each share of TBS Class C Preferred Stock owned by UCTI. All the provisions of the Transaction Agreements that relate to New Time Warner Capital Stock acquired by LMC and its affiliates pursuant to the Merger Agreement, including the LMC Agreement, the Right of First Refusal Agreement and the LMC Registration Rights Agreement, will apply to shares of New Time Warner Common Stock issued as a result of the exercise of the Contribution Election. See "--LMC Agreement" above and "Certain Related Agreements" for a description of these agreements.

SPORTSOUTH AGREEMENT

  TBS and LMC Southeast Sports, Inc. ("LSSI") have entered into the SportSouth Agreement, whereby LSSI has agreed to purchase from TBS, and TBS has agreed to sell to LSSI, all of the issued and outstanding capital stock of Turner Sports Programming, Inc. ("TSP"). The only asset of TSP is a 44% partnership interest in SportSouth. The purchase price is payable by delivery to TBS of a promissory note of LSSI with a principal amount equal to 44% of the Net Partnership Value. For purposes of the SportSouth Agreement, "Net Partnership Value" means (a) $153.7 million, plus (b) the net difference between certain current assets and certain current liabilities of SportSouth, minus (c) the amount of certain indebtedness of SportSouth. The purchase price is currently estimated to be approximately $65 million. The promissory note will be due on the second anniversary of the closing under the SportSouth Agreement, will bear interest, payable quarterly, at 7.50% per annum, and will be secured by a first priority security interest in the TSP shares purchased by LSSI and TSP's partnership interest in SportSouth. Affiliates of LMC currently own a 44% partnership interest in SportSouth. The transactions contemplated by the SportSouth Agreement are conditioned upon the consummation of the Transaction and will close on the same date as the Transaction, or, if all the conditions to the parties' obligations set forth in the SportSouth Agreement have not been satisfied on or prior to such date, on the third business day after all such conditions have been satisfied or waived. The SportSouth Agreement contains customary representations, warranties, covenants and conditions.

  The SportSouth Agreement may be terminated (a) by LSSI, if TBS has not complied with or performed its obligations in all material respects under the SportSouth Agreement prior to the closing of the transactions contemplated by the SportSouth Agreement, (b) by TBS, if LSSI has not complied with its obligations under the SportSouth Agreement prior to the closing of the transactions contemplated by the SportSouth Agreement, (c) by LSSI, if in connection with its HSR filing, it in its sole opinion considers a request from a governmental authority for additional data and information to be unduly burdensome, (d) by TBS or LSSI, if the Merger Agreement is terminated or otherwise ceases to be in effect pursuant to its terms or (e) by TBS or LSSI, if the

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closing of the transactions contemplated by the SportSouth Agreement has not been consummated on or prior to the consummation of the Transaction or the date that is 92 days after the earlier of the two dates referred to in the Merger Agreement as the outside date by which the Transaction may be consummated, for any reason other than (i) a breach or default by such party in the performance of any of its obligations under the SportSouth Agreement or
(ii) the failure of any representation or warranty of such party to be true.

  LSSI's obligations under the SportSouth Agreement are conditioned upon TBS and Time Warner, on the one hand, and SportSouth, on the other, entering into an agreement (the "Agreement Restricting Activities") restricting certain activities of TBS, Time Warner and their respective affiliates. The Agreement Restricting Activities will provide that, for a period of twelve years beginning on the closing under the SportSouth Agreement, and subject to certain exceptions, none of TBS, Time Warner or any of their respective affiliates will in any way engage or participate in (a) a Competing Business (as hereinafter defined), (b) the formation or ownership of a Competing Person (as hereinafter defined) or (c) any purchase or other acquisition of any right to transmit or distribute any collegiate or professional athletic game, competition or event for exhibition in the states of Kentucky, North Carolina, South Carolina, Tennessee, Georgia, Alabama and Mississippi (the "SportSouth Region") for or on behalf of a Competing Business. "Competing Business" means the organization, ownership or operation of a regional cable television sports network offered primarily to viewers in the SportSouth Region. "Competing Person" means a person engaged, directly or indirectly, in a Competing Business.

  The obligations of both LSSI and TBS under the SportSouth Agreement are conditioned upon SportSouth's entering into telecast rights agreements with respect to the broadcast by SportSouth of games of the Atlanta Hawks and the Atlanta Braves for the period from the closing under the SportSouth Agreement through the end of such sports teams' seasons in 2007.

SUNSHINE OPTION

  Pursuant to the LMC Agreement, at the Closing, TWE and a subsidiary of LMC will enter into the Sunshine Option Agreement pursuant to which such subsidiary of LMC will be granted the Sunshine Option to purchase the approximately 15% interest of TWE and certain of its affiliates in the Sunshine Network, a Florida-based sports cable channel, for $14 million in cash. The Sunshine Option will expire on December 31, 2005, and may be exercised in whole but not in part. If the Sunshine Option is exercised, then until December 31, 2010, none of New Time Warner or any of its affiliates will, directly or indirectly, in any way engage or participate in (a) the formation, ownership, or operation of a regional television sports network (by any distribution technology) distributing sports programming primarily to viewers in the State of Florida or (b) any purchase or other acquisition of, or any other offer to purchase or otherwise acquire, any right to televise or otherwise transmit or distribute any collegiate or professional athletic game, competition, or competitive sporting event taking place in the State of Florida (excluding professional boxing matches) or involving any team (whether collegiate or professional) from or based in the State of Florida, for exhibition on television in the State of Florida (except any exhibition as part of a national exhibition) for or on behalf of itself or any other person or entity.

PPV OUTPUT AGREEMENT

  The PPV Output Agreement provides for the licensing of all motion pictures theatrically released during a four-year period commencing August 13, 1996 by New Line, Castle Rock and Turner Pictures for exhibition, on a non-exclusive basis, on pay-per-view services owned by certain affiliates of TCI. The PPV Output Agreement provides for a specified number of showings of each such motion picture, which varies depending upon the domestic box office results for such motion picture.


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                          CERTAIN RELATED AGREEMENTS

  The following is a summary of certain provisions of the Transaction Agreements other than the Merger Agreement and the Transaction Agreements described under "TCI Arrangements." Copies of these Transaction Agreements are filed as Exhibits to the Registration Statement and, in the case of the Support Agreement, attached hereto as Appendix A-3, and are incorporated herein by reference. The following summaries are qualified by reference to the complete text of the relevant Transaction Agreement.

RIGHTS AMENDMENT

  The LMC Agreement contemplates (but does not require) that New Time Warner will adopt, at or prior to the Closing, the New Time Warner Rights Agreement. It is currently expected that prior to the Closing, New Time Warner will adopt the New Time Warner Rights Agreement. If adopted, it is contemplated that the New Time Warner Rights Agreement would be the same as the Existing Rights Agreement, other than the changes required to give effect to the Rights Amendment. The following is a discussion of the principal changes to be effected by the Rights Amendment.

  The Rights Amendment contemplates a change to the definition of "outstanding" shares of New Time Warner Common Stock to include (a) all issued and outstanding securities generally entitled to vote together with the shares of New Time Warner Common Stock actually issued, except such other securities, if any, owned by New Time Warner or any subsidiary of New Time Warner which could not be voted at a meeting called for the purpose of electing the directors of New Time Warner plus (b) the maximum aggregate number of shares of New Time Warner Common Stock and such other securities which would be issued upon the exercise in full of all outstanding options, warrants and rights (other than the New Time Warner Rights), however denominated, to subscribe for, purchase or otherwise acquire any shares of New Time Warner Common Stock or such other securities, and the exchange for, or conversion into, shares of New Time Warner Common Stock or such other securities in full of all outstanding securities of New Time Warner or any of its subsidiaries that are exchangeable for, or convertible into, shares of New Time Warner Common Stock or such other securities. The effect of this change is to increase the amount of New Time Warner Common Stock that a person may acquire before becoming an "Acquiring Person" and causing the New Time Warner Rights to be exercisable. For example, based upon the Time Warner Common Stock and TBS Capital Stock and the options, warrants and convertible securities of Time Warner and TBS outstanding on June 30, 1996, and assuming consummation of the Transaction, a person would have been able to beneficially own approximately 20.2% of the New Time Warner Common Stock outstanding on that date without becoming an "Acquiring Person" if the Rights Amendment had been in effect on that date. Such beneficial ownership of New Time Warner Common Stock would represent approximately 18% of the aggregate voting power of the outstanding New Time Warner Capital Stock on that date.

  In addition, the Rights Amendment contemplates a change to the definition of "Beneficial Ownership." The Existing Rights Agreement provides that a person will be deemed the "Beneficial Owner" of, among others, any securities which are beneficially owned, directly or indirectly, by any other person with which such person or any of such person's affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any "securities of the Company." The Rights Amendment will limit "securities of the Company" to any other securities of New Time Warner generally entitled to vote together with the New Time Warner Common Stock or any rights (other than the New Time Warner Rights), warrants, options or other securities exercisable or exchangeable for, or convertible into, shares of New Time Warner Common Stock or other securities of New Time Warner generally entitled to vote together with such shares. In addition, under the Rights Amendment, a person will be deemed to be the "Beneficial Owner" of shares of New Time Warner Common Stock if such person is the Beneficial Owner of any other securities of New Time Warner (whether or not exchangeable for, or convertible into, shares of New Time Warner Common Stock) generally entitled to vote together with the New Time Warner Common Stock. The Rights Amendment also contemplates that, in the event any securities of New Time Warner are subject to a voting trust, each beneficiary of any such voting trust, and not the trustee or trustees thereunder, will be deemed to be the "Beneficial Owner" of all such securities.

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

  The Rights Amendment also contemplates that no person will be deemed to be the "Beneficial Owner" of any securities by reason of such person or any of such person's affiliates or associates having the right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to a right of first refusal, right of first offer or similar agreement, arrangement or understanding granted by another person (the "subject person") (a) that does not provide any direct or indirect limitations or restrictions on the ability of the subject person to exercise (or refrain from exercising) any voting rights associated with such securities or contain any other agreement, arrangement or understanding with respect to such voting rights, (b) that does not contain any incentive for the subject person to support or oppose any particular business combination with an "Acquiring Person" (as defined in the New Time Warner Rights Agreement) or otherwise to exercise (or refrain from exercising) any voting rights associated with such securities in a manner advantageous to such person or any of such person's affiliates or associates and (c) with respect to which prior written notice is given to New Time Warner. This change is intended to ensure that LMC and the Turner Shareholders will not be regarded as the "Beneficial Owners" of New Time Warner Capital Stock solely by reason of the Right of First Refusal Agreement. See "--Right of First Refusal Agreement" below.

  If New Time Warner adopts the New Time Warner Rights Agreement, each share of New Time Warner Common Stock issued pursuant to the Transaction will be accompanied by one New Time Warner Right.

SUPPORT AGREEMENT

  The Turner Shareholders have entered into the Support Agreement with Time Warner. Pursuant to the Support Agreement, at any meeting of the shareholders of TBS held prior to the termination of the Support Agreement, each Turner Shareholder is required to vote the shares of TBS Capital Stock that such Turner Shareholder is entitled to vote (the "Turner Shareholder Shares") (a) in favor of the approval of the Transaction and each of the other transactions contemplated by the Merger Agreement and in favor of the approval and adoption of the Merger Agreement, and any actions required in furtherance thereof, (b) against any action or agreement that would result in a breach in any material respect of any provision of the Merger Agreement and (c) against any takeover proposal or any other action or agreement that is inconsistent with or that is reasonably likely to impede, interfere with, delay, postpone or attempt to discourage the Transaction or any other transaction contemplated by the Merger Agreement. The Support Agreement also provides that the Turner Shareholders will not assert dissenters' rights with respect to the Transaction.

  The Support Agreement provides that if the Merger Agreement is terminated by TBS in accordance with its terms because the TBS Board shall have concurrently approved, and TBS shall have concurrently entered into, a definitive agreement providing for a Takeover Proposal, each Turner Shareholder must pay to Time Warner an amount in cash equal to all "profit" of such Turner Shareholder (and, in the case of Mr. Turner, the profit of certain other holders of TBS Capital Stock) from the consummation of any Takeover Proposal (a) that is consummated within 18 months of such termination or (b) with respect to which a definitive agreement is executed within 18 months of such termination.

  For purposes of the Support Agreement, the "profit" of any shareholder from any Takeover Proposal subject to the provision described in the immediately preceding paragraph is equal to (a) the aggregate consideration received by such shareholder pursuant to such Takeover Proposal, valuing any non-cash consideration (including any residual interest in TBS) at its fair market value on the date such Takeover Proposal is consummated, plus (b) the fair market value, on the date of disposition, of all shares of TBS Capital Stock disposed of by such shareholder after the termination of the Merger Agreement and prior to the date such Takeover Proposal is consummated, less (c) the aggregate consideration that such shareholder would have received pursuant to the Transaction, valuing each share of New Time Warner Common Stock at the average of the closing price per share of Time Warner Common Stock on the NYSE for the five trading days prior to the first public announcement by TBS of its intention to terminate the Merger Agreement. The foregoing profit calculation does not give effect to any taxes that would be payable by such shareholders as a result of the consummation of the Takeover Proposal.


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  The Support Agreement (other than the provisions described in the previous two paragraphs) will terminate upon the termination of the Merger Agreement in accordance with its terms or, if earlier, upon consummation of the Transaction.

INVESTORS' AGREEMENTS

 Investors' Agreement (No. 1)

  The Merger Agreement contemplates that at the Closing New Time Warner will enter into Investors' Agreement (No. 1) with Mr. Turner, Turner Outdoor and Turner Partners and thereafter with each successor, assign and other person that, pursuant to the terms of Investors' Agreement (No. 1), is required to become a party thereto (each, an "Investor"). Investors' Agreement (No. 1) contains certain "standstill" restrictions and restrictions on dispositions of New Time Warner Common Stock applicable to the Investors and also provides for the election to the New Time Warner Board of two persons designated by Mr. Turner, in each case as more fully described below.

  Pursuant to Investors' Agreement (No. 1), from and after the consummation of the Mergers, the Investors may not (and each Investor will cause its affiliates and associates that it controls, and use reasonable efforts to cause its other affiliates and associates, not to), without the prior written consent of the New Time Warner Board (a) publicly propose that any Investor or any Qualified Stockholder (as defined below) or any of their respective affiliates or associates enter into any merger or other business combination involving New Time Warner or propose to purchase a material portion of the assets of New Time Warner or any of its material subsidiaries, or make any such proposal privately if it would reasonably be expected to require New Time Warner to make a public announcement regarding such proposal, (b) make or in any way participate in any solicitation of proxies to vote or consent with respect to any voting securities of New Time Warner or become a participant in any election contest with respect to New Time Warner, (c) form, join, or participate in or encourage the formation of a group with respect to any voting securities of New Time Warner, other than a group consisting solely of Investors and Qualified Stockholders, (d) deposit any voting securities of New Time Warner into a voting trust or subject any such voting securities to any voting agreement or arrangement, other than any such trust, arrangement or agreement (i) the only parties to or beneficiaries of which are Investors and Qualified Stockholders and (ii) the terms of which do not require or expressly permit any party thereto to act in a manner inconsistent with Investors' Agreement (No. 1), (e) initiate, propose or otherwise solicit stockholders of New Time Warner for the approval of one or more stockholder proposals with respect to New Time Warner, or induce or attempt to induce any other person to initiate any stockholder proposal with respect to New Time Warner, (f) except with respect to Mr. Turner's rights to designate nominees to the New Time Warner Board (as described below), seek election to or seek to place a representative on the New Time Warner Board, or seek the removal of any member of the New Time Warner Board, (g) call or seek to have called any meeting of the stockholders of New Time Warner, (h)(i) solicit, seek to effect, negotiate with or provide non-public information to any other person with respect to,
(ii) make any statement or proposal, whether written or oral, to the New Time Warner Board or any director or officer of New Time Warner with respect to, or
(iii) otherwise make any public announcement or proposal whatsoever with respect to, any form of business combination transaction (with any person) involving a change of control of New Time Warner or the acquisition of a substantial portion of the equity securities or assets of New Time Warner or any of its material subsidiaries; provided, however, that the foregoing will not (A) apply to any discussion between or among the Investors and the Qualified Stockholders or any of their respective officers, employees, agents or representatives or (B) in the case of the immediately preceding clause (ii) above, be interpreted to limit the ability of any Investor or Qualified Stockholder, or any designee of any Investor or Qualified Stockholder, on the New Time Warner Board to make any such statement or proposal or to discuss any such proposal with any officer or director of or advisor to the New Time Warner Board unless, in either case, it would reasonably be expected to require New Time Warner to make a public announcement regarding such discussion, statement or proposal, (i) otherwise act, alone or in concert with others, to seek to control or influence the management or policies of New Time Warner (except for voting as a holder of voting securities in accordance with the terms of such voting securities and actions taken as a director or officer of New Time Warner), (j) publicly disclose any intention, plan or arrangement inconsistent with any of the foregoing, or make any such disclosure privately if it would reasonably be expected to require New Time

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Warner to make a public announcement regarding such intention, plan or arrangement or (k) advise, assist (including by knowingly providing or arranging financing for that purpose) or knowingly encourage any other person in connection with any of the foregoing. "Qualified Stockholder" means any Charitable Transferee or Qualified Trust from time to time bound under Investors' Agreement (No. 2) (as hereinafter defined and described below). A "Charitable Transferee" means any charitable organization described in Section 501(c)(3) of the Code. A "Qualified Trust" means any trust described in
Section 664 of the Code of which Mr. Turner or members of his family are income beneficiaries.

  Investors' Agreement (No. 1) provides that none of the Investors may, without the prior written consent of New Time Warner, sell, transfer, pledge, encumber or otherwise dispose of, or agree to sell, transfer, pledge, encumber or otherwise dispose of, any voting securities of New Time Warner, or any rights or options to acquire such voting securities, except (a) to the underwriters in connection with an underwritten public offering of shares of such securities on a firm commitment basis registered under the Securities Act, pursuant to which the sale of such securities is in a manner that is intended to effect a broad distribution, (b) to any wholly owned subsidiary of such Investor or any partnership of which such Investor is the sole general partner; provided, however, that such transferee becomes a party to Investors' Agreement (No. 1) as an Investor, (c) to any person in a transaction that complies with the volume and manner of sale provisions contained in Rule 144(e) and Rule 144(f) under the Securities Act; provided, however, that no such disposition may be made during any period that a person has made and not withdrawn or terminated a tender or exchange offer for voting securities of New Time Warner or has announced its intention to make such an offer, (d) to any person, other than a person that such Investor, or any of its affiliates or associates, knows or, after commercially reasonable inquiry should have known, beneficially owns or, after giving effect to such sale, will beneficially own more than 5% of the aggregate voting power of the voting securities of New Time Warner, (e) in the case of a natural person, to any Permitted Transferee (as defined below) of such person; provided, however, that such transferee becomes a party to Investors' Agreement (No. 1) as an Investor, (f) in a bona fide pledge of shares of voting securities of New Time Warner to a financial institution to secure borrowings; provided, however, that such financial institution agrees to be bound by the transfer restrictions contained in Investors' Agreement (No. 1) and the borrowings so secured are full recourse obligations of the pledgor entered into substantially simultaneously with such pledge, (g) upon five business days' prior notice to New Time Warner, pursuant to the terms of any tender or exchange offer for voting securities of New Time Warner or pursuant to any merger or consolidation of New Time Warner, subject to certain limitations,
(h) a gift to a Charitable Transferee or Qualified Trust, subject to certain limitations, (i) to TCITP, or its designee in accordance with the Right of First Refusal Agreement or (j) to New Time Warner. A "Permitted Transferee" of any natural person means (i) in the case of the death of such person, such person's executors, administrators, testamentary trustees, heirs, devisees and legatees and (ii) such person's current or future spouse, parents, siblings or descendants or such parents', siblings' or descendants' spouses (the "Family Members").

  In addition, Investors' Agreement (No. 1) will provide that none of the Investors may (and each Investor will cause its controlled affiliates and associates, and use reasonable efforts to cause its other affiliates and associates, not to) (a) publicly request New Time Warner or any of its agents to amend or waive any provision of Investors' Agreement (No. 1) or (b) knowingly take any action that would reasonably be expected to require New Time Warner to make a public announcement regarding the possibility of a transaction with such Investor.

  Investors' Agreement (No. 1) will provide that New Time Warner will use reasonable efforts to cause to be elected to the New Time Warner Board two persons designated by Mr. Turner who are Eligible Persons. "Eligible Person" means Mr. Turner and any other individual (a) who is reasonably acceptable to the New Time Warner Board, (b) whose election to the New Time Warner Board would not, in the opinion of counsel for New Time Warner, violate, conflict with, or result in any material limitation on the ownership or operation of any business or assets of New Time Warner or any of its subsidiaries under, any statute, law, ordinance, regulation, rule, judgment, decree or order of any governmental entity and (c) who has agreed in writing to comply with the standstill covenants, and to resign as a director of New Time Warner if requested to do so upon a reduction in the number of designees to the New Time Warner Board to which Mr. Turner is entitled, as described below.

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Upon the Investors and the Qualified Stockholders, taken together, ceasing to own of record and beneficially at least 50% of the voting securities of New Time Warner owned by the Investors and the Qualified Stockholders, taken together, immediately following consummation of the Transaction ("Initial Shares"), the number of persons that Mr. Turner will be entitled to designate for election to the New Time Warner Board will be reduced to one. Upon (i) the Investors and the Qualified Stockholders, taken together, ceasing to own of record and beneficially at least one-third of the Initial Shares and Mr. Turner ceasing to be an employee of New Time Warner or any of its subsidiaries, (ii) the death or incapacity of Mr. Turner, (iii) the willful violation in any material respect of certain covenants contained in Investors' Agreement (No. 1) by any Investor or (iv) the fifth business day following written notice of termination of Investors' Agreement (No. 1) from Mr. Turner, the number of persons that Mr. Turner will be entitled to designate for election to the New Time Warner Board will be reduced to zero. If at any time Mr. Turner and his Family Members cease to constitute a sufficient number of the directors or trustees, as applicable, of any Qualified Stockholder to permit approval of matters by such Qualified Stockholder without the approval of any other director or trustee of such Qualified Stockholder, the voting securities of New Time Warner held by such Qualified Stockholder will thereafter be deemed not to be owned of record and beneficially by such Qualified Stockholder (or any Investor) for purposes of determining Mr. Turner's entitlement to representation on the New Time Warner Board.

  The standstill covenants of Investors' Agreement (No. 1) will terminate upon the last to occur of (a) Mr. Turner ceasing to be an employee of New Time Warner or any of its subsidiaries, (b) Mr. Turner ceasing to be a member of the New Time Warner Board and (c) Mr. Turner ceasing to be entitled to designate any Eligible Persons for election to the New Time Warner Board. In addition, the transfer restrictions of Investors' Agreement (No. 1) will terminate on the fifth anniversary of the consummation of the Mergers. Without limiting the foregoing, the standstill covenants and transfer restrictions will terminate if the New Time Warner Board does not (i) on the date of execution of Investors' Agreement (No. 1), elect to the New Time Warner Board the two Eligible Persons designated by Mr. Turner, (ii) recommend for election by the stockholders of New Time Warner to the New Time Warner Board any Eligible Person designated by Mr. Turner in accordance with the terms of Investors' Agreement (No. 1) or (iii) reasonably promptly after any request from Mr. Turner, fill any vacancy created on the New Time Warner Board upon the death, resignation or removal of any designee of Mr. Turner on the New Time Warner Board with another Eligible Person designated by Mr. Turner, in each case if the effect of such failure is that Mr. Turner does not have the representation on the New Time Warner Board to which he is entitled under Investors' Agreement (No. 1).

 Investors' Agreement (No. 2)

  The Merger Agreement also contemplates that any Charitable Transferee or Qualified Trust to whom any Turner Shareholder transfers voting securities of New Time Warner must enter into an Investors' Agreement ("Investors' Agreement (No. 2)") with New Time Warner, whereupon such transferee will become a Qualified Stockholder.

  Investors' Agreement (No. 2) will provide that none of the Qualified Stockholders may, without the prior written consent of New Time Warner, sell, transfer, pledge, encumber or otherwise dispose of, or agree to sell, transfer, pledge, encumber or otherwise dispose of, any Covered New Time Warner Common Stock (as hereinafter defined), or any rights or options to acquire Covered New Time Warner Stock, except in a transaction complying with clause (a), (c), (d), (f), (g), (i) or (j) contained in the summary of the transfer restrictions of Investors' Agreement (No. 1) set forth above (except that, in the case of such clause (f), the financial institution must agree to be bound by the transfer restrictions contained in Investors' Agreement (No.
2) rather than the transfer restrictions contained in Investors' Agreement (No. 1)). "Covered New Time Warner Common Stock" means (i) any shares of New Time Warner Common Stock transferred to a Qualified Stockholder by an Investor pursuant to Investors' Agreement (No. 1) and (ii) any shares of New Time Warner Common Stock acquired by a Qualified Stockholder pursuant to the Transaction otherwise than in exchange for any shares of TBS Common Stock owned by such Qualified Stockholder on September 22, 1995.

  The transfer restrictions contained in Investors' Agreement (No. 2) will terminate on the earlier of (a) the fifth anniversary of the consummation of the Mergers and (b) the date on which the transfer restrictions contained in Investors' Agreement (No. 1) have been terminated.

RIGHT OF FIRST REFUSAL AGREEMENT

  Pursuant to the LMC Agreement, at the Closing, TCI Turner Preferred, Inc. ("TCITP") and certain of its subsidiaries (the "TCITP Stockholders") will enter into the Right of First Refusal Agreement with the Turner Shareholders (any TCITP Stockholder or Turner Shareholder is referred to herein as a "Subject Stockholder") and New Time Warner. As used below, the term "Other Stockholder" means, with respect to any TCITP Stockholder, Mr. Turner, and with respect to any Turner Shareholder, TCITP.

  The Right of First Refusal Agreement places various restrictions on dispositions by any Subject Stockholder of New Time Warner Capital Stock, New Time Warner securities convertible into such capital stock, or options, warrants or other rights to purchase such capital stock or such securities convertible into such capital stock (collectively, "Covered Securities"). Among other restrictions, if a Subject Stockholder intends to sell any or all of its Covered Securities (the "Subject Shares"), such Subject Stockholder must give the Other Subject Stockholder an opportunity to purchase such Subject Shares for a consideration no more favorable to such Subject Stockholder than the consideration that would apply if such Subject Stockholder consummated such proposed sale (the "First Refusal Right"). Under certain circumstances, New Time Warner will also have a similar First Refusal Right with respect to Subject Shares that are not purchased by the Other Stockholder.

REGISTRATION RIGHTS AGREEMENTS

 Turner Registration Rights Agreement

  Pursuant to the Merger Agreement, at the Closing, the Turner Registration Rights Agreement will be entered into by New Time Warner, on the one hand, and Mr. Turner, Turner Outdoor, Turner Partners and certain associated holders of New Time Warner Common Stock, on the other (collectively, and together with certain specified entities to whom the Registrable Shares (as defined below) are transferred, the "Turner Holders"). For a three-year period, the Turner Holders will have the right (a "Turner Demand Registration"), by written notice, to require New Time Warner, on three separate occasions, to register under the Securities Act sales of shares of New Time Warner Common Stock issued to them (the "Registrable Shares") . Each Turner Demand Registration must include at least five million Registrable Shares. Except to the extent required by agreements entered into prior to September 22, 1995, New Time Warner will not include any securities that are not Registrable Shares in any Turner Demand Registration without the prior written consent of the Turner Holders who hold a majority in number of the Registrable Shares covered by such Turner Demand Registration.

  If New Time Warner proposes to file a registration statement under the Securities Act with respect to securities of the same type as the Registrable Shares pursuant to a firm commitment underwritten offering solely for cash for its own account (other than a registration statement on Form S-8 or filed in connection with a dividend reinvestment plan or an employee benefit plan covering officers or directors of New Time Warner or its affiliates) or for the account of any holders of securities of the same type as the Registrable Shares (to the extent that New Time Warner has the right to include Registrable Shares in any registration statement to be filed by New Time Warner on behalf of such holders), then New Time Warner will be required to offer the Turner Holders the opportunity, subject to certain conditions, to include in such registration statement such number of Registrable Shares as such Turner Holders may request.

  New Time Warner will be required to pay all costs, fees and expenses incident to its performance of the Turner Registration Rights Agreement, except that the fees and expenses of any Turner Holder other than for one counsel for all Turner Holders, and any discounts, commissions, brokers' fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of Registrable Shares by a Turner Holder, will be payable by such Turner Holder, and New Time Warner will have no obligation to pay any such amounts.

  The Turner Registration Rights Agreement will contain provisions under which New Time Warner may require the Turner Holders temporarily to refrain from effecting public sales of Registrable Shares. In addition, under the Turner Registration Rights Agreement, New Time Warner and the Turner Holders will indemnify each other against certain liabilities, including liabilities arising under the Federal securities laws.

 LMC Registration Rights Agreement

  Pursuant to the LMC Agreement, at the Closing, the LMC Registration Rights Agreement will be entered into by New Time Warner, on the one hand, and LMC, on the other (together with certain specified entities to whom the LMC Registrable Shares (as defined below) are transferred pursuant to the LMC Registration Rights Agreement, the "LMC Holders"). The LMC Holders of not less than a majority of the LMC Registrable Shares then held by all LMC Holders will have the right, by written notice, to require New Time Warner, on three separate occasions, to register under the Securities Act all or any portion of the LMC Registrable Shares designated by such LMC Holders (an "LMC Demand Registration"). In addition, if a Prohibited Effect occurs, certain LMC Holders may have an additional demand registration right. Each LMC Demand Registration must include at least four million LMC Registrable Shares or the remaining LMC Registrable Shares, if less.

  If New Time Warner proposes to file a registration statement under the Securities Act with respect to a public offering of securities of the same type as the LMC Registrable Shares pursuant to an underwritten offering solely for cash for its own account (other than a registration statement on Form S-8 or filed in connection with a dividend reinvestment plan or an employee benefit plan covering officers or directors of New Time Warner or its affiliates), then New Time Warner will be required to offer the LMC Holders the opportunity, subject to certain limitations, to include in such registration statement such number of LMC Registrable Shares as such LMC Holders may request.

  The rights of an LMC Holder under the LMC Registration Rights Agreement will terminate upon the later of (a) the third anniversary of the Closing Date and
(b) if such LMC Holder is an affiliate of New Time Warner, the date such LMC Holder ceases to be an affiliate of New Time Warner.

  New Time Warner will be required to pay all costs, fees and expenses incident to its performance of the LMC Registration Rights Agreement, except that the fees and expenses of any LMC Holder other than for one counsel for all such LMC Holders, and any discounts, commissions or brokers' fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the LMC Registrable Shares by an LMC Holder, will be payable by such LMC Holder and New Time Warner will have no obligation to pay any such amounts.

  The LMC Registration Rights Agreement will contain provisions under which New Time Warner may require the LMC Holders temporarily to refrain from effecting public sales of Registrable Shares. In addition, under the LMC Registration Rights Agreement New Time Warner and the LMC Holders will indemnify each other against certain liabilities, including liabilities arising under the Federal securities laws.

  "LMC Registrable Shares" means shares of New Time Warner Common Stock issued to any of the initial LMC Holders pursuant to the Merger Agreement, or any securities into which such shares may be exchanged or converted and any such shares issued to any Turner Holder and acquired by any LMC Holder pursuant to the Right of First Refusal Agreement.

        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

  The following pro forma consolidated condensed financial information of New Time Warner gives effect to the consummation of the Transaction and a number of transactions that Time Warner and TWE have completed, or have entered into, during the periods presented below (the "TW Transactions"). The pro forma effect on Time Warner's historical financial statements resulting from the TW Transactions is set forth under the heading "Time Warner Adjusted." The TW Transactions for which adjustments have been made, as more fully described in the Time Warner Form 8-K, dated August 14, 1996 and the Time Warner Form 10-K, each of which is incorporated by reference herein, are as follows:

    (a) on April 11, 1996, Time Warner issued 1.6 million shares of Time Warner Series K Preferred Stock for approximately $1.55 billion of net proceeds. Such proceeds were used by Time Warner to redeem all $250 million principal amount of its outstanding 8.75% Debentures due 2017 (the "TW 8.75% Debentures") for $265 million (including redemption premiums and accrued interest thereon of $15 million) and to reduce indebtedness of TWI Cable Inc. ("TWI Cable"), a wholly-owned subsidiary of Time Warner, under the New Credit Agreement (as defined below) by approximately $1.3 billion. The issuance of the Time Warner Series K Preferred Stock and the use of the proceeds therefrom to reduce outstanding indebtedness of Time Warner are referred to herein as the "Series K Refinancing";

    (b) on February 1, 1996, Time Warner redeemed the remaining $1.2 billion principal amount of 8.75% Convertible Subordinated Debentures due 2015 (the "TW 8.75% Convertible Debentures") for $1.28 billion, including redemption premiums and accrued interest thereon (the "February 1996 Redemption"). In addition, in September 1995, Time Warner redeemed approximately $1 billion principal amount of TW 8.75% Convertible Debentures for $1.06 billion, including redemption premiums and accrued interest thereon (the "September 1995 Redemption"). The September 1995 Redemption was financed with
  (1) approximately $500 million of proceeds raised in June 1995 from the issuance of 7.75% notes due 2005 (the "TW 7.75% Notes"), (2) $363 million of net proceeds raised in August 1995 from the issuance of approximately
  12.1 million Time Warner-obligated mandatorily redeemable preferred securities of a subsidiary ("PERCS") that are redeemable for cash or, at Time Warner's option, approximately 12.1 million shares of Hasbro, Inc. common stock owned by Time Warner and that pay cash distributions at a rate of 4% per annum and (3) available cash and equivalents (the "1995 Convertible Debt Refinancing"). The February 1996 Redemption was financed with (1) $557 million of net proceeds raised in December 1995 from the issuance of Time Warner-obligated mandatorily redeemable preferred securities of a subsidiary ("Preferred Trust Securities") that pay cash distributions at a rate of 8 7/8% per annum and (2) proceeds raised from the $750 million issuance of debentures in January 1996, consisting of (i) $400 million principal amount of 6.85% debentures due 2026, which are redeemable at the option of the holders thereof in 2003, (ii) $200 million principal amount of 8.3% discount debentures due 2036, which do not pay cash interest until 2016, (iii) $166 million principal amount of 7.48% debentures due 2008 and (iv) $150 million principal amount of 8.05% debentures due 2016 (collectively referred to herein as the "January 1996 Debentures"). The issuance of the Preferred Trust Securities and the January 1996 Debentures, together with the February 1996 Redemption are collectively referred to herein as the "1996 Convertible Debt Refinancing." The 1995 Convertible Debt Refinancing and the 1996 Convertible Debt Refinancing are collectively referred to herein as the "Convertible Debt Refinancings";

    (c) on January 4, 1996, Time Warner completed its acquisition of CVI and certain affiliated entities of CVI (the "Gerry Companies") (the "CVI Acquisition"). CVI and the Gerry Companies owned cable television systems serving approximately 1.3 million subscribers;

    (d) on October 2, 1995 and September 5, 1995, Toshiba and ITOCHU, respectively, each exchanged (i) their 5.61% pro rata equity interests in TWE, (ii) their 6.25% residual equity interests in TW Service Holding I, L.P. and TW Service Holding II, L.P., each of which owned certain assets related to the TWE businesses (the "Time Warner Service Partnerships") and
  (iii) their options to increase their interests in TWE under certain circumstances for, in the case of ITOCHU, 6.2 million shares of Time Warner Series G Preferred Stock and 1.8 million shares of Time Warner Series H Preferred Stock and, in the case of Toshiba,

  7 million shares of Time Warner Series I Preferred Stock and $10 million in cash (the "ITOCHU/Toshiba Transaction"). As a result of the ITOCHU/Toshiba Transaction, Time Warner and certain of its wholly owned subsidiaries collectively now own 74.49% of TWE's Series A Capital and Residual Capital and 100% of TWE's Senior Capital and Series B Capital. A subsidiary of U S WEST owns the remaining 25.51% of TWE's Series A Capital and Residual Capital;

    (e) on August 15, 1995, Time Warner redeemed all of its $1.8 billion principal amount of outstanding Redeemable Reset Notes due 2002 (the "Reset Notes") in exchange for new securities (the "Reset Notes Refinancing"), consisting of approximately $454 million aggregate principal amount of Floating Rate Notes due 2000, approximately $272 million aggregate principal amount of 7.975% Notes due 2004, approximately $545 million aggregate principal amount of 8.11% Debentures due 2006, and approximately $545 million aggregate principal amount of 8.18% Debentures due 2007;

    (f) on July 6, 1995, Time Warner acquired KBLCOM, which owned cable television systems serving approximately 700,000 subscribers and a 50% interest in Paragon, which owned cable television systems serving an additional 972,000 subscribers (the "KBLCOM Acquisition"). The other 50% interest in Paragon was already owned by TWE;

    (g) on June 30, 1995, TWI Cable, TWE and the TWE-Advance/Newhouse Partnership (as defined below) executed a five-year revolving credit facility (the "New Credit Agreement"). The New Credit Agreement enabled such entities to refinance certain indebtedness assumed in connection with the Cable Acquisitions (as defined below), to refinance TWE's indebtedness under a pre-existing bank credit agreement and to finance the ongoing working capital, capital expenditure and other corporate needs of each borrower (the "Bank Refinancing"). The Series K Refinancing, the Convertible Debt Refinancings, the Reset Notes Refinancing and the Bank Refinancing are referred to herein as the "Debt Refinancings";

    (h) on June 23, 1995, (i) Six Flags was recapitalized, (ii) TWE sold a 51% interest in Six Flags to an investment group led by Boston Ventures and
  (iii) TWE granted certain licenses to Six Flags (collectively, the "Six Flags Transaction");

    (i) on May 2, 1995, Time Warner acquired Summit, which owned cable television systems serving approximately 162,000 subscribers (the "Summit Acquisition" and, together with the CVI Acquisition and the KBLCOM Acquisition, the "Cable Acquisitions");

    (j) on April 1, 1995, TWE closed its transaction (the "TWE-A/N Transaction") with the Advance/Newhouse Partnership ("Advance/Newhouse"), pursuant to which TWE and Advance/Newhouse formed the Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership (the "TWE-Advance/Newhouse Partnership"), and to which Advance/Newhouse and TWE contributed cable television systems (or interests therein) serving approximately 4.5 million subscribers, as well as certain foreign cable investments and certain programming investments that included Advance/Newhouse's 10% interest in Primestar Partners, L.P. TWE owns a two-thirds equity interest in the TWE-Advance/Newhouse Partnership and is the managing partner and Advance/Newhouse owns a one-third equity interest; and

    (k) during 1995, TWE entered into agreements to sell, or announced its intention to sell, 17 of its unclustered cable television systems serving approximately 180,000 subscribers, of which certain of the transactions closed during 1995 and the remaining transactions, which are not material, have closed or are expected to close in 1996 (the "Unclustered Cable Transactions").

  The pro forma consolidated condensed balance sheet of New Time Warner at June 30, 1996 gives effect to the Transaction as if it was consummated on such date. The pro forma consolidated statements of operations of New Time Warner for the six months ended June 30, 1996 and the year ended December 31, 1995 give effect to the Transaction and the TW Transactions, as if such transactions had occurred at the beginning of 1995. The pro forma consolidated condensed financial statements should be read in conjunction with (a) the historical financial statements of Time Warner and TWE, including the notes thereto, which are contained in the Time Warner Form 10-Q for the quarter ended June 30, 1996 and the Time Warner Form 10-K, (b) the historical financial statements of TBS, including the notes thereto, which are contained in the TBS Form 10-Q for the quarter ended June 30, 1996 and the TBS Form 10-K and (c) the historical financial statements and pro forma consolidated condensed financial statements included or incorporated by reference in the Time Warner Form 8-K dated August 14, 1996.

  The pro forma consolidated condensed financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or operating results that would have occurred if the transactions had been consummated as of the dates indicated, nor are they necessarily indicative of future financial conditions or operating results.

  Pro forma adjustments for the Transaction reflect (a) the issuance by New Time Warner of approximately 173.3 million shares of New Time Warner Capital Stock to be issued to the holders of TBS Capital Stock, including approximately 50.6 million shares of LMC Series Common Stock to be received by LMC, (b) the issuance by New Time Warner of an additional five million shares of LMC Series Common Stock to be received by LMC and its affiliates and the payment of $67 million in cash in connection with the SSSI Agreement, (c) the issuance by New Time Warner of options to purchase approximately 14 million shares of New Time Warner Common Stock to replace all outstanding TBS options,
(d) the assumption of approximately $2.6 billion of indebtedness, including $273 million of TBS LYONs and (e) the payment of approximately $95 million for transaction costs and other related liabilities of Time Warner and TBS. The TBS LYONs may be converted at the option of the holders into an additional 7.4 million shares of TBS Class B Common Stock prior to the consummation of the Transaction. Should such conversion occur, (i) New Time Warner's pro forma shareholders' equity at June 30, 1996 would be increased by approximately $186 million to reflect the issuance of approximately 5.6 million additional shares of New Time Warner Common Stock, (ii) New Time Warner's pro forma indebtedness at June 30, 1996 would be reduced by $273 million and (iii) New Time Warner's pro forma loss before extraordinary item and loss before extraordinary item per common share for the six months ended June 30, 1996 and the year ended December 31, 1995 would be reduced by $6 million and $.01 per common share and $11 million and $.03 per common share, respectively.

  The pro forma consolidated condensed financial statements reflect an assumption that New Time Warner will elect to satisfy a portion of the consideration to be paid to LMC in connection with the SSSI Agreement in cash, rather than in additional shares of LMC Series Common Stock. Should New Time Warner elect otherwise, the effect on New Time Warner's pro forma financial condition and operating results would not be material.

  The Transaction will be accounted for by the purchase method of accounting for business combinations and, accordingly, the estimated cost to acquire such assets will be allocated to the underlying net assets in proportion to their respective fair values. The valuations and other studies which will provide the basis for such an allocation have not been completed. As more fully described in the notes to the pro forma consolidated condensed financial statements, a preliminary allocation of the excess of cost over the book value of the net assets to be acquired has been made to goodwill.

  Time Warner expects to realize certain revenue enhancements and cost reductions as a result of strategic and cost-saving initiatives relating to the integration of the operations of TBS into Time Warner's operating structure; however, such incremental revenues and cost savings have not been reflected in the pro forma consolidated condensed statements of operations of New Time Warner.

                                NEW TIME WARNER

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                 JUNE 30, 1996
                             (MILLIONS, UNAUDITED)

                                                 TBS TRANSACTION        NEW TIME
                                           ----------------------------  WARNER
                               TIME WARNER      TBS        PRO FORMA      PRO
                               HISTORICAL  HISTORICAL(A) ADJUSTMENTS(B)  FORMA
                               ----------- ------------- -------------- --------
           ASSETS
Cash and equivalents.........    $   482      $  119         $   --     $   601
Other current assets.........      2,742       1,292           (174)      3,860
                                 -------      ------         ------     -------
Total current assets.........      3,224       1,411           (174)      4,461
Investments in and amounts
 due to and from
 Entertainment Group.........      5,945          --             --       5,945
Other investments............      2,507          --           (539)      1,968
Noncurrent inventories.......         --       2,042             --       2,042
Property, plant and
 equipment...................      1,481         368             --       1,849
Cable television franchises..      3,970          --             --       3,970
Goodwill.....................      5,825         260          6,428      12,513
Other assets.................      1,556         407             --       1,963
                                 -------      ------         ------     -------
Total assets.................    $24,508      $4,488         $5,715     $34,711
                                 =======      ======         ======     =======
  LIABILITIES AND SHAREHOLDERS' EQUITY
Total current liabilities....    $ 2,762      $  822         $   --     $ 3,584
Long-term debt...............      9,928       2,600            162      12,690
Borrowings against future
 stock option proceeds.......        225          --             --         225
Deferred income taxes........      3,983         421             --       4,404
Other long-term liabilities..      1,232         174             --       1,406
Time Warner-obligated
 mandatorily redeemable
 preferred securities of
 subsidiaries holding solely
 subordinated notes and
 debentures of Time
 Warner(1)...................        949          --             --         949
Series K exchangeable
 preferred stock.............      1,586          --             --       1,586
Shareholders' equity:
 Preferred stock.............         36          --           (32)           4
 Common stock................        387          --           (381)          6
 Paid-in capital.............      5,866          --          6,437      12,303
 Unrealized gains on certain
  marketable securities......        177          --             --         177
 TBS shareholders' equity....         --         471           (471)         --
 Accumulated deficit.........     (2,623)         --             --      (2,623)
                                 -------      ------         ------     -------
Total shareholders' equity...      3,843         471          5,553       9,867
                                 -------      ------         ------     -------
Total liabilities and
 shareholders' equity........    $24,508      $4,488         $5,715     $34,711
                                 =======      ======         ======     =======

- -----------------
(1) Includes $374 million of preferred securities that are redeemable for cash or, at Time Warner's option, approximately 12.1 million shares of Hasbro, Inc. common stock owned by Time Warner.

See accompanying notes.

                                NEW TIME WARNER

            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996
                             (MILLIONS, UNAUDITED)

                                                       TBS TRANSACTION        NEW TIME
                                                 ----------------------------  WARNER
                         TIME WARNER TIME WARNER      TBS        PRO FORMA      PRO
                         HISTORICAL  ADJUSTED(C) HISTORICAL(E) ADJUSTMENTS(F)  FORMA
                         ----------- ----------- ------------- -------------- --------
Revenues................   $4,207      $4,207       $1,675          $ --       $5,882
Cost of revenues*.......    2,525       2,525        1,101            97        3,723
Selling, general and
 administrative*........    1,357       1,357          474            --        1,831
                           ------      ------       ------          ----       ------
Operating expenses......    3,882       3,882        1,575            97        5,554
                           ------      ------       ------          ----       ------
Business segment
 operating income
 (loss).................      325         325          100           (97)         328
Equity in pretax income
 of Entertainment
 Group..................      209         209           --            --          209
Interest and other,
 net....................     (578)       (540)         (97)           10         (627)
Corporate expenses......      (36)        (36)          --            --          (36)
                           ------      ------       ------          ----       ------
Income (loss) before
 income taxes...........      (80)        (42)           3           (87)        (126)
Income tax (provision)
 benefit................      (44)        (60)          (2)            6          (56)
                           ------      ------       ------          ----       ------
Income (loss) before
 extraordinary item.....     (124)       (102)           1           (81)        (182)
Preferred dividend
 requirements...........     (104)       (155)          --            --         (155)
                           ------      ------       ------          ----       ------
Income (loss) before
 extraordinary item
 applicable to common
 shares.................   $ (228)     $ (257)      $    1          $(81)      $ (337)
                           ======      ======       ======          ====       ======
Loss before
 extraordinary item per
 common share...........   $(.58)      $ (.66)                                 $ (.59)
                           ======      ======                                  ======
Average common shares...    390.6       390.6                                   568.9
                           ======      ======                                  ======
- --------
* Includes depreciation
   and amortization
   expense of: .........   $  452      $  452       $   92          $ 79       $  623
                           ======      ======       ======          ====       ======

See accompanying notes.

                                NEW TIME WARNER

            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                             (MILLIONS, UNAUDITED)

                                                       TBS TRANSACTION        NEW TIME
                                                 ----------------------------  WARNER
                         TIME WARNER TIME WARNER      TBS        PRO FORMA      PRO
                         HISTORICAL  ADJUSTED(D) HISTORICAL(E) ADJUSTMENTS(F)  FORMA
                         ----------- ----------- ------------- -------------- --------
Revenues................   $8,067      $8,742       $3,437         $  --      $12,179
Cost of revenues*.......    4,682       5,236        2,166           206        7,608
Selling, general and
 administrative*........    2,688       2,850          889            --        3,739
                           ------      ------       ------         -----      -------
Operating expenses......    7,370       8,086        3,055           206       11,347
                           ------      ------       ------         -----      -------
Business segment
 operating income
 (loss).................      697         656          382          (206)         832
Equity in pretax income
 of Entertainment
 Group..................      256         286           --            --          286
Interest and other,
 net....................     (877)       (926)        (209)           (7)      (1,142)
Corporate expenses......      (74)        (74)          --            --          (74)
                           ------      ------       ------         -----      -------
Income (loss) before
 income taxes...........        2         (58)         173          (213)         (98)
Income tax (provision)
 benefit................     (126)       (132)         (70)           26         (176)
                           ------      ------       ------         -----      -------
Income (loss) before
 extraordinary item.....     (124)       (190)         103          (187)        (274)
Preferred dividend
 requirements...........      (52)       (316)          --            --         (316)
                           ------      ------       ------         -----      -------
Income (loss) before
 extraordinary item
 applicable to common
 shares.................   $ (176)     $ (506)      $  103         $(187)     $  (590)
                           ======      ======       ======         =====      =======
Loss before
 extraordinary item per
 common share...........   $ (.46)     $(1.30)                                $ (1.04)
                           ======      ======                                 =======
Average common shares...    383.8       387.7                                   566.0
                           ======      ======                                 =======
- --------
* Includes depreciation
   and amortization
   expense of: .........   $  559      $  935       $  189         $ 159      $ 1,283
                           ======      ======       ======         =====      =======

See accompanying notes.

    NOTES TO THE NEW TIME WARNER PRO FORMA CONSOLIDATED CONDENSED FINANCIAL
                                  STATEMENTS

  (a) Reflects the historical financial position of TBS at June 30, 1996, including $2.6 billion of long-term indebtedness that will be assumed pursuant to the Transaction.

  (b) Pro forma adjustments to record the Transaction reflect (1) a reclassification in shareholders' equity from common stock and preferred stock to paid-in capital to reflect the reduction in the par value, in the case of common stock, from $1.00 per share to $.01 per share, and, in the case of preferred stock, from $1.00 per share to $.10 per share, (2) the issuance of
(i) 173.3 million shares of New Time Warner Capital Stock to be issued to the holders of TBS Capital Stock, including approximately 50.6 million shares of LMC Series Common Stock to be received by LMC, (ii) an additional 5 million shares of LMC Series Common Stock to be received by LMC and its affiliates in connection with the SSSI Agreement and (iii) approximately 14 million stock options to replace all outstanding TBS stock options, valued at an aggregate of $6.024 billion for pro forma purposes based on a New Time Warner Common Stock price of $33.25 per share, (3) the write-off of approximately $260 million of pre-existing goodwill of TBS and approximately $174 million of TBS inventory to conform TBS's accounting policy with respect to the capitalization and amortization of film exploitation costs to Time Warner's accounting policy, (4) the incurrence of $162 million of additional indebtedness for the payment of (i) $67 million in connection with the SSSI Agreement and (ii) $95 million in connection with transaction costs and other related liabilities of Time Warner and TBS, (5) the allocation of the excess of the purchase price over the book value of the net assets acquired of $6.688 billion to goodwill and (6) the elimination of (i) Time Warner's historical investment in TBS in the amount of $539 million and (ii) TBS's historical stockholders' equity in the amount of $471 million.

  (c) Reflects Time Warner's pro forma consolidated condensed statement of operations for the six months ended June 30, 1996 as previously reported in the Time Warner Form 8-K dated August 14, 1996, which gives effect to the Series K Refinancing and the 1996 Convertible Debt Refinancing as if such transactions occurred at the beginning of 1995.

  (d) Reflects Time Warner's pro forma consolidated condensed statement of operations for the year ended December 31, 1995 as previously reported in the Time Warner Form 8-K dated August 14, 1996, which gives effect to the Cable Acquisitions, the Six Flags Transaction, the Unclustered Cable Disposition, the TWE-A/N Transaction, the Debt Refinancings and the ITOCHU/Toshiba Transaction, as if each applicable transaction had occurred at the beginning of such period.

  (e) Reflects the historical operating results of TBS for the six months ended June 30, 1996 and the year ended December 31, 1995, including certain reclassifications to conform to Time Warner's financial statement presentation.

  (f) Pro forma adjustments to record the Transaction for the six months ended June 30, 1996 and the year ended December 31, 1995 reflect (1) the exclusion of $7 million and $10 million, respectively, of merger costs directly related to the Transaction expensed by TBS in each respective period, (2) an increase of $97 million and $206 million, respectively, in cost of revenues consisting of (i) a $5 million and $8 million reduction, respectively, of TBS's historical amortization of pre-existing goodwill, (ii) an $84 million and $167 million increase, respectively, in amortization with respect to the excess cost to acquire TBS that has been allocated to goodwill and amortized on a straight-line basis over a forty-year period and (iii) an $18 million and $47 million increase, respectively, in the amortization of capitalized film exploitation costs to conform TBS's accounting policy to Time Warner's accounting policy, (3) an increase of $5 million and $9 million, respectively, in interest expense on the $162 million of additional indebtedness for the payment of (i) $67 million in connection with the SSSI Agreement and (ii) $95 million in connection with transaction costs and other related liabilities of Time Warner and TBS, (4) a decrease of $8 million and an increase of $8 million, respectively, in interest and other, net due to the elimination of Time Warner's historical equity accounting for its investment in TBS and (5) a decrease of $6 million and $26 million, respectively, in income tax expense as a result of income tax benefits provided at a 41% tax rate.

                            BUSINESS OF TIME WARNER

  Time Warner is the world's leading media company, and has interests in three fundamental areas of business: Entertainment, consisting principally of interests in recorded music and music publishing, filmed entertainment, broadcasting, theme parks and cable television programming; News and Information, consisting principally of interests in magazine publishing, book publishing and direct marketing; and Telecommunications, consisting principally of interests in cable television systems.

  Time Warner was incorporated in the State of Delaware in August 1983 and is the successor to a New York corporation that was originally organized in 1922. Time Warner changed its name from Time Incorporated to Time Warner Inc. following its acquisition of 59.3% of the common stock of WCI in July 1989. WCI became a wholly owned subsidiary of Time Warner in January 1990 upon the completion of the WCI Acquisition.

  TWE was formed as a Delaware limited partnership in 1992 and owns substantially all of Time Warner's interests in filmed entertainment, broadcasting, theme parks, cable television programming and a majority of its interests in cable television systems. Time Warner and the Time Warner General Partners collectively own general and limited partnership interests in 74.49% of the Series A Capital and Residual Capital of TWE and 100% of the Senior Capital and Series B Capital of TWE. The remaining 25.51% limited partnership interests in the Series A Capital and Residual Capital of TWE are held by U S WEST.

  Publishing. Time Warner's publishing operations are conducted through wholly owned subsidiaries and include the publication of magazines such as TIME, PEOPLE, SPORTS ILLUSTRATED, FORTUNE, MONEY, ENTERTAINMENT WEEKLY and PARENTING and regional magazines such as SOUTHERN LIVING and SUNSET. The publication and distribution of books is conducted by Time Life Inc., Book-of-the-Month Club, Inc., Warner Books, Inc., Little, Brown and Company, Oxmoor House and Sunset Books.

  Music. Time Warner's worldwide music business is conducted through wholly owned subsidiaries and includes the production and sale of compact discs and cassette tapes marketed throughout the world under various labels, including the proprietary labels "Warner Bros.," "Elektra," "Atlantic," "Reprise," "Sire," "EastWest," "WEA," "Teldec," "Erato" and "Carrere." Time Warner also owns 50% of the Columbia House Company, a direct marketer of compact discs, cassette tapes and videocassettes in the U.S. and Canada. Time Warner's music publishing subsidiaries, headed by Warner/Chappell, Inc., own or control the rights to many standard and contemporary compositions, and CPP/Belwin, Inc. and other subsidiaries market sheet music and song books throughout the world.

  Filmed Entertainment. Time Warner's filmed entertainment operations are conducted primarily as a division of TWE. These operations include Warner Bros. which produces and distributes feature motion pictures, television programming and animated programming for theatrical and television exhibition. Warner Home Video distributes home videocassettes and laser discs throughout the world. In addition, TWE is engaged in product licensing and the ownership and operation of retail stores, movie theaters and theme parks, including the management of TWE's interest in Six Flags Theme Parks.

  Programming-HBO. Programming-HBO, a division of TWE, consists principally of Home Box Office, which operates two pay television programming services, HBO and Cinemax. Home Box Office also has a number of international joint ventures, including HBO Ole in Latin America and a movie-based HBO service in Asia. The Home Box Office division also produces television programming and operates TVKO, an entity that produces boxing matches and other programming for pay-per-view.

  Cable. Time Warner Cable, a division of TWE, is the second largest multiple system cable operator in the United States. In addition, as a result of the recent acquisitions of Summit, KBLCOM and CVI, wholly owned subsidiaries of Time Warner own cable television systems that are managed by Time Warner Cable. Time Warner may transfer certain of these newly-acquired cable systems to the TWE-Advance/Newhouse Partnership on a tax-efficient basis. Such transfers, if they are made, are expected to be structured so that the systems will be transferred subject to a portion of Time Warner's debt, thereby reducing the financial leverage of Time Warner and increasing the under-leveraged capitalization of the TWE-Advance/Newhouse Partnership and consequently, TWE. As of June 30, 1996, Time Warner's wholly and partially owned cable systems served a total of approximately 11.8 million subscribers.

  The WB Television Network. Warner Bros., a division of TWE, launched The WB, a new national television network, which completed its first full year of broadcast operations in January 1996. Combining The WB's current broadcast affiliate line-up of 95 stations with the reach of Tribune Broadcasting Company's WGN Superstation, The WB's national coverage is more than 80% of all United States television households.

  Six Flags Theme Parks. Six Flags, in which TWE currently owns a 49% interest, operates 11 theme parks in seven locations, making it the second largest operator of theme parks in the United States and the leading operator of a national system of regional theme parks. Six Flags' theme parks include seven major ride-based theme parks, as well as three separately-gated water parks and one wildlife safari park.

  TWE is the principal component of Time Warner's Entertainment Group, which is not consolidated with Time Warner for financial reporting purposes. Although TWE manages substantially all the cable systems owned by Time Warner, TWE and the TWE-Advance/Newhouse Partnership, the results of operations of the cable systems owned by Time Warner's consolidated subsidiaries are included in Time Warner's consolidated results, while the results of operations of the cable systems owned by TWE and the TWE-Advance/Newhouse Partnership are included in the consolidated results of the Entertainment Group.

  Time Warner is a holding company and its assets consist primarily of investments in its consolidated and unconsolidated subsidiaries, including TWE. Time Warner's ability to service its indebtedness is dependent primarily upon the earnings of its consolidated and unconsolidated subsidiaries, including TWE, and the distribution or other payment of such earnings to Time Warner.

  Additional information concerning Time Warner is included in the Time Warner Reports incorporated by reference in this Joint Proxy Statement/Prospectus. See "Available Information" and "Incorporation of Certain Documents By Reference."

                                BUSINESS OF TBS

  TBS is a diversified information and entertainment company which was incorporated in the State of Georgia in 1965. TBS's operations are in two primary industry segments: Entertainment and News. The Entertainment Segment, which consists of Entertainment Networks and Entertainment Production and Distribution, accounted for approximately 73% of TBS's consolidated revenue for the year ended December 31, 1995. The News Segment, which consists of domestic and international news networks, accounted for approximately 22% of TBS's consolidated revenue for the year ended December 31, 1995.

 Entertainment

  The TBS domestic Entertainment Networks include WTBS (commonly known as the "TBS Superstation"), TNT, the Cartoon Network and TCM. The international Entertainment Networks comprise TNT Latin America, Cartoon Network Latin America, TNT & Cartoon Network Europe and TNT & Cartoon Network Asia.

  TBS Superstation is a 24-hour per day independent UHF television station that is transmitted over the air to the Atlanta, Georgia area and is also retransmitted by SSSI via satellite to cable systems located in all 50 states, Puerto Rico and the Virgin Islands. TNT is a 24-hour per day advertiser-supported cable television entertainment program service. The Cartoon Network is a 24-hour per day advertiser-supported cable television animated program service. TCM is a 24-hour per day, subscriber supported, commercial-free cable television entertainment program service.

  TNT Latin America is a 24-hour per day trilingual entertainment program service and Cartoon Network Latin America is a 24-hour per day trilingual animated program service, each distributed principally to subscribing cable systems in Latin America and the Caribbean. TNT & Cartoon Network Europe is a 24-hour per day program service which originates in the United Kingdom and is distributed throughout Europe. TNT & Cartoon Network Asia is a 24-hour per day program service which originates in Hong Kong and is distributed throughout the Asia Pacific region.

  The Entertainment Production and Distribution companies are involved in the creation of programming or the distribution of original and library products to the Entertainment Networks and third parties. The Production companies include New Line, Castle Rock and Turner Pictures, each of which is principally involved in motion picture and television production. In 1995, these entities released an aggregate of 28 theatrical films.

  TBS owns two major copyright libraries. The Turner Entertainment Co. library (the "TEC Library") contains approximately 3,400 MGM, RKO Pictures, Inc. and pre-1950 Warner Bros. films, 3,000 short subjects and 1,850 cartoon episodes, and a number of television shows. The Hanna-Barbera library consists of over 3,000 half-hours of animation programming.

 News

  TBS's news networks are CNN, Headline News, CNNI and CNNfn.

  CNN is a 24-hour per day cable television news service. CNN uses a format consisting of up-to-the minute national and international news, sports news, financial news, science news, medical news, weather, interviews, analysis and commentary. Headline News is a 24-hour per day cable television news service which uses a concise, fast-paced format to provide constantly updated half-hour newscasts. CNNI is a 24-hour per day television news service consisting of programming produced by CNN and Headline News, as well as original programming, which is distributed to cable systems, broadcasters, hotels, direct-to-home satellite viewers and businesses around the world on a network of 12 satellites outside the United States. CNNfn is a 12-hour per day, 5-day per week financial news service which was launched in the United States on December 29, 1995. CNNfn provides live, global market news and information, business news, political-economic analysis, consumer news and personal financial reports and is broadcast domestically in connection with the CNNI domestic feed.

 Other

  TBS also owns the Atlanta Braves, the 1995 World Series champions, and has a 96% limited partnership interest in the Atlanta Hawks, a member of the National Basketball Association.

  Additional information concerning TBS is included in the TBS Reports incorporated by reference in this Joint Proxy Statement/Prospectus. See "Available Information" and "Incorporation of Certain Documents by Reference."

                          BUSINESS OF NEW TIME WARNER

  New Time Warner is currently a wholly owned subsidiary of Time Warner that does not conduct any substantial business activities. As a result of the Transaction, Time Warner and TBS will each become a wholly owned subsidiary of New Time Warner. Accordingly, the business of New Time Warner will be the businesses currently conducted by Time Warner and TBS. See "Business of Time Warner" and "Business of TBS."

                         MANAGEMENT OF NEW TIME WARNER

DIRECTORS

  The following table sets forth the name, age as of June 30, 1996 and principal positions held during the past five years by each of the persons who are expected to serve as directors of New Time Warner following consummation of the Mergers. Immediately following consummation of the Mergers, the New Time Warner Board is expected to consist of the members of the Time Warner Board as constituted immediately prior to the consummation of the Mergers, except that pursuant to Investors' Agreement (No. 1), Mr. Turner is also expected to be appointed as a director of New Time Warner. In addition, pursuant to Investors Agreement (No. 1), Mr. Turner will be entitled to designate another person for election to the New Time Warner Board. The New Time Warner Board will be divided into three classes consisting of five directors each. The directors in each class will serve staggered three-year terms expiring in 1997, 1998 or 1999, respectively. Mr. Turner's designee to the New Time Warner Board will be elected to the class with a term expiring in 1998.

                                                   BUSINESS EXPERIENCE
NAME AND YEAR FIRST BECAME                      DURING THE PAST FIVE YEARS
A DIRECTOR OF TIME WARNER   AGE                   AND OTHER INFORMATION
- --------------------------  ---                 --------------------------

                              DIRECTORS WHOSE TERMS EXPIRE IN 1997

Lawrence B.                  64 Partner, Rosenman & Colin. Mr. Buttenwieser served as a
 Buttenwieser...........         director of WCI from 1963 to 1990. Mr. Buttenwieser has
 (1989)                          been a partner at Rosenman & Colin (attorneys) for more
                                 than the past five years. He is also Chairman of the
                                 Board of Directors of General American Investors
                                 Company, Inc.
David T. Kearns.........     65 Retired Chairman and Chief Executive Officer of Xerox
 (1993)                          Corporation. Mr. Kearns served as a Senior University
                                 Fellow at Harvard University from August 1993 to March
                                 1995 and served as Deputy Secretary of the U.S.
                                 Department of Education from May 1991 until January
                                 1993. Prior to that, he served as Chairman of Xerox
                                 Corporation from 1985 until May 1991, having served as
                                 its Chief Executive Officer from 1982 to August 1990. He
                                 previously served as a director of Time Warner from 1978
                                 until May 1991 when he resigned to accept his government
                                 appointment. He is also a director of Ryder System, Inc.

                                                   BUSINESS EXPERIENCE
NAME AND YEAR FIRST BECAME                      DURING THE PAST FIVE YEARS
A DIRECTOR OF TIME WARNER   AGE                   AND OTHER INFORMATION
- --------------------------  ---                 --------------------------
Gerald M. Levin.........     57 Chairman of the Board and Chief Executive Officer of Time
 (1988)                          Warner. Mr. Levin became Chairman of the Board and Chief
                                 Executive Officer of Time Warner on January 21, 1993,
                                 having served as President and Co-Chief Executive
                                 Officer from February 20, 1992. Prior to that, Mr. Levin
                                 served as Vice Chairman of the Board and Chief Operating
                                 Officer of Time Warner from May 1991, having served as
                                 Vice Chairman of the Board from July 1988. He previously
                                 served as a director of Time Warner from 1983 until
                                 January 1987. He is also a director of TBS and a member
                                 of the Board of Representatives of TWE.
J. Richard Munro........     65 Former Chairman of the Board of, and advisor to, Time
 (1978)                          Warner. Mr. Munro became an advisor to Time Warner in
                                 July 1994. He served as the Chairman of the Executive
                                 Committee of the Time Warner Board from May 1990 until
                                 January 1993 when he became Chairman of the
                                 Executive/Finance Committee following the combination of
                                 the Executive Committee and the Finance Committee. He
                                 served in such position until May 1996. He is also a
                                 director of Genentech, Inc., Kellogg Company, Kmart
                                 Corporation and Mobil Corporation.
Richard D. Parsons......     48 President of Time Warner. Mr. Parsons became President of
 (1991)                          Time Warner on February 1, 1995. Prior to that, Mr.
                                 Parsons served as the Chairman and Chief Executive
                                 Officer of The Dime Savings Bank of New York, FSB from
                                 January 1991. He served as a director of ATC, then an
                                 82%-owned subsidiary of Time Warner, from 1989 until
                                 1991 and is currently also a director of Citicorp, the
                                 Federal National Mortgage Association and Philip Morris
                                 Companies Inc. and a member of the Board of
                                 Representatives of TWE.
                              DIRECTORS WHOSE TERMS EXPIRE IN 1998
Merv Adelson............     66 Chairman of East-West Capital Associates and former
 (1989)                          Chairman and Chief Executive Officer of Lorimar
                                 Telepictures. Mr. Adelson has served as Chairman of
                                 East-West Capital Associates (private investment
                                 company) since April 1989. Mr. Adelson served as Vice
                                 Chairman and a director of WCI from January 1989 through
                                 August 1991. Prior to that, Mr. Adelson served as
                                 Chairman and Chief Executive Officer of Lorimar
                                 Telepictures Corporation from February 1986 until its
                                 acquisition by WCI in January 1989. He is also a
                                 director of 7th Level, Inc.
Michael A. Miles........     57 Former Chairman of the Board and Chief Executive Officer
 (1995)                          of Philip Morris Companies Inc. Mr. Miles served as
                                 Chairman of the Board and Chief Executive Officer of
                                 Philip Morris Companies Inc. (consumer products) from
                                 September 1991 until July 1994, having served as Vice
                                 Chairman and a member of the Board of Directors of
                                 Philip Morris Companies Inc. and Chairman and Chief
                                 Executive Officer of Kraft General Foods, Inc. from
                                 December 1989. He is also a director of Allstate Corp.,
                                 Dean Witter, Discover & Co., Dell Computer Corporation
                                 and Sears, Roebuck and Co. and is also a Special Limited
                                 Partner in Forstmann Little and Co.

                                                   BUSINESS EXPERIENCE
NAME AND YEAR FIRST BECAME                      DURING THE PAST FIVE YEARS
A DIRECTOR OF TIME WARNER   AGE                   AND OTHER INFORMATION
- --------------------------  ---                 --------------------------
Donald S. Perkins.......     69 Former Chairman of Jewel Companies, Inc. Mr. Perkins
 (1979)                          became President of Jewel Companies, Inc. (retailing) in
                                 1965, Chairman of its Board in 1970, and served as
                                 Chairman of its Executive Committee from 1980 to June
                                 1983. He is also a director of AON Corporation, Cummins
                                 Engine Company, Inc., Current Assets, Illinova and
                                 Illinois Power Company, Inland Steel Industries, Inc.,
                                 LaSalle Street Fund, Inc., Lucent Technologies Inc., The
                                 Putnam Funds (including all 97 of its funds), Ryerson
                                 Tull, Inc. and Spring Industries, Inc.
Raymond S. Troubh.......     70 Financial Consultant and Director of various companies.
 (1989)                          Mr. Troubh served as a director of WCI from 1979 to
                                 1990. Mr. Troubh has been a financial consultant and a
                                 corporate director for more than the past five years. He
                                 is also a director of ADT Limited, America West
                                 Airlines, Inc., Applied Power Inc., ARIAD
                                 Pharmaceuticals, Inc., Becton, Dickinson and Company,
                                 Diamond Offshore Drilling, Inc., Foundation Health
                                 Corporation, General American Investors Company, Inc.,
                                 Olsten Corporation, Petrie Stores Corporation, Triarc
                                 Companies, Inc. and WHX Corporation.
                              DIRECTORS WHOSE TERMS EXPIRE IN 1999
Beverly Sills                67 Chairman of Lincoln Center for the Performing Arts. Mrs.
 Greenough..............         Greenough served as a director of WCI from 1982 to 1990.
 (1989)                          Mrs. Greenough has served as the Chairman of Lincoln
                                 Center for the Performing Arts since June 1994, having
                                 served as a Managing Director of The Metropolitan Opera
                                 from 1991 and the President of the New York City Opera
                                 Inc. from March 1989 through 1990. She has also served
                                 as National Chairman of the March of Dimes Birth Defects
                                 Foundation. She is also a director of American Express
                                 Company and Human Genome Sciences Inc.
Carla A. Hills..........     62 Chairman and Chief Executive Officer of Hills & Company
 (1993)                          and former United States Trade Representative.
                                 Ambassador Hills became Chairman and Chief Executive
                                 Officer of Hills & Company (international trade
                                 consultants) in March 1993, having served in President
                                 Bush's Cabinet as the United States Trade Representative
                                 from February 1989 to January 20, 1993. Ambassador Hills
                                 is also a director of American International Group,
                                 Inc., Chevron Corporation, Lucent Technologies Inc. and
                                 Trust Company of the West.
Reuben Mark.............     57 Chairman and Chief Executive Officer of Colgate-Palmolive
 (1993)                          Company. Mr. Mark has served as the Chief Executive
                                 Officer of Colgate-Palmolive Company (consumer products)
                                 since May 1984. In May 1986, he was elected Chairman.
                                 Mr. Mark is also a director of Citicorp, Toys 'R' Us,
                                 Inc. and The New York Stock Exchange, Inc.
R.E. Turner.............     57 Chairman of the Board and President of TBS. Mr. Turner
                                 has served as Chairman of the Board and President of TBS
                                 since 1970 and is a controlling shareholder of TBS. Mr.
                                 Turner will become Vice Chairman of New Time Warner upon
                                 consummation of the Mergers.

                                                   BUSINESS EXPERIENCE
NAME AND YEAR FIRST BECAME                      DURING THE PAST FIVE YEARS
A DIRECTOR OF TIME WARNER   AGE                   AND OTHER INFORMATION
- --------------------------  ---                 --------------------------
Francis T. Vincent,          58 Chairman of Vincent Enterprises. Mr. Vincent has been a
 Jr. ............ (1993)         private investor at Vincent Enterprises since January 1,
                                 1995. Prior to that, Mr. Vincent served as the
                                 Commissioner of Major League Baseball from September
                                 1989 until September 1992. He is also a director of
                                 Culbro Corporation, Horizon Group and Oakwood Homes
                                 Corporation.

  For certain additional information concerning the persons expected to serve as directors of New Time Warner, see Time Warner's Proxy Statement used in connection with its 1996 Annual Meeting of Stockholders (the "1996 Proxy Statement for Time Warner"), the relevant portions of which are incorporated by reference into the Time Warner Form 10-K. See "Incorporation of Certain Documents by Reference."

COMPENSATION OF DIRECTORS

  In accordance with existing Time Warner practice, it is expected that directors who are also full-time employees of New Time Warner will receive no additional compensation for their services as directors. Each non-employee director will initially receive the same compensation for service on the New Time Warner Board as received by non-employee directors on the Time Warner Board.

  For information concerning the compensation paid to non-employee directors on the Time Warner Board, see the 1996 Proxy Statement for Time Warner, the relevant portions of which are incorporated by reference into the Time Warner Form 10-K. See "Incorporation of Certain Documents by Reference."

EXECUTIVE OFFICERS

  Set forth below are the name and expected title of each person who is expected to serve as an executive officer of New Time Warner following consummation of the Mergers and the age as of June 30, 1996 and principal positions held by each such person during the past five years. With the exception of Mr. Turner, these are the current executive officers of Time Warner.

          NAME           AGE                           OFFICE
          ----           ---                           ------
Gerald M. Levin ........  57 Chairman of the Board of Directors and Chief Executive
                              Officer of Time Warner since January 21, 1993. Prior to
                              that he served as President and Co-Chief Executive
                              Officer from February 20, 1992; Vice Chairman and Chief
                              Operating Officer from May 1991; and Vice Chairman of
                              the Board prior to that.
R.E. Turner.............  57 Vice Chairman of New Time Warner upon consummation of the
                              Mergers. Currently, Chairman of the Board and President
                              of TBS. Mr. Turner has served as Chairman of the Board
                              and President of TBS since 1970 and is a controlling
                              shareholder of TBS.
Richard D. Parsons......  48 President of Time Warner since February 1, 1995. Prior to that he served as Chairman and Chief Executive Officer
                              of the Dime Savings Bank of New York, FSB from January
                              1991.
Peter R. Haje ..........  61 Executive Vice President and General Counsel of Time
                              Warner since October 1, 1990 and Secretary since May 20,
                              1993.
Timothy A. Boggs........  46 Senior Vice President of Time Warner since November 19,
                              1992. Prior to that he served as Vice President of
                              Public Affairs.

          NAME           AGE                           OFFICE
          ----           ---                           ------
Richard J. Bressler.....  38 Senior Vice President and Chief Financial Officer of Time
                              Warner since March 16, 1995. Prior to that he served as
                              Senior Vice President, Finance from January 2, 1995; and
                              as a Vice President prior to that.
Tod R. Hullin ..........  53 Senior Vice President of Time Warner since February 7,
                              1991.
Philip R. Lochner, Jr.    53 Senior Vice President of Time Warner since July 18, 1991.
 .......................      Prior to that, he was a Commissioner of the Securities
                              and Exchange Commission from March 1990 to June 1991.

  For certain additional information concerning the persons expected to serve as executive officers of New Time Warner, see the 1996 Proxy Statement for Time Warner, the relevant portions of which are incorporated by reference into the Time Warner Form 10-K. See "Incorporation of Certain Documents by Reference."

COMPENSATION OF EXECUTIVE OFFICERS

  New Time Warner has not yet paid any compensation to its Chief Executive Officer or any other person anticipated to become an executive officer, and the form and amount of such compensation to be paid to each such executive officer in any future period is expected to be substantially similar to the form and amount of such compensation that Time Warner would have paid to such executive officer in such period. New Time Warner will assume employment agreements that are currently in effect between such executive officers and Time Warner. Upon consummation of the Mergers, New Time Warner will enter into the Employment Agreement with Mr. Turner. For a description of the Employment Agreement with Mr. Turner, see "The Transaction--Interests of Certain Persons in the Transaction--Employment Agreement with R.E. Turner."

  For information concerning the employment agreements with, and the compensation paid to, the Chief Executive Officer and the other four most highly compensated executive officers of Time Warner for the 1995 fiscal year, see the 1996 Proxy Statement for Time Warner, the relevant portions of which are incorporated by reference into the Time Warner Form 10-K. For information concerning the compensation paid to Mr. Turner by TBS for the 1995 fiscal year, see TBS's Proxy Statement used in connection with its 1996 Annual Meeting of Shareholders, the relevant portions of which are incorporated by reference into the TBS Form 10-K. See "Incorporation of Certain Documents by Reference."

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

                 DESCRIPTION OF NEW TIME WARNER CAPITAL STOCK

  The following summary of the capital stock of New Time Warner is qualified in its entirety by reference to the complete text of the proposed New Time Warner Charter. Attached hereto as Appendix B-1 and incorporated herein by reference is a copy of the proposed New Time Warner Charter, excluding the certificates of designations for the LMC Series Common Stock and the various series of New Time Warner Preferred Stock expected to be outstanding immediately following the consummation of the Mergers. The forms of such certificates of designations are filed as Exhibits to the Registration Statement and are incorporated herein by reference.

AUTHORIZED CAPITAL STOCK

  New Time Warner will be authorized by the New Time Warner Charter to issue
(a) 2.0 billion shares of New Time Warner Common Stock, (b) 200 million shares of New Time Warner Series Common Stock, issuable in series, of which the following series will be designated: (i) 60 million shares of LMC Common Stock and (ii) 60 million shares of LMC Reduced Voting Common Stock and (c) 250 million shares of New Time Warner Preferred Stock, issuable in series, of which the following series will be designated: (i) 8.0 million shares of Series A Participating Cumulative Preferred Stock ("New Time Warner Series A Preferred Stock"), (ii) 11 million shares of Series D Convertible Preferred Stock ("New Time Warner Series D Preferred Stock"), (iii) 3.25 million shares of Series E Convertible Preferred Stock ("New Time Warner Series E Preferred Stock"), (iv) 3.08 million shares of Series F Convertible Preferred Stock ("New Time Warner Series F Preferred Stock"), (v) 6.2 million shares of
Series G Convertible Preferred Stock ("New Time Warner Series G Preferred Stock"), (vi) 1.8 million shares of Series H Convertible Preferred Stock ("New Time Warner Series H Preferred Stock"), (vii) 7.0 million shares of Series I Convertible Preferred Stock ("New Time Warner Series I Preferred Stock"),
(viii) 3.35 million shares of Series J Convertible Preferred Stock ("New Time Warner Series J Preferred Stock") and (ix) 15.2 million shares of 10 1/4% Series M Exchangeable Preferred Stock ("New Time Warner Series M Preferred Stock"). In addition, the New Time Warner Board will authorize 9.0 million shares of 10 1/4% Series L Exchangeable Preferred Stock ("New Time Warner Series L Preferred Stock") issuable upon exchange for shares of New Time Warner Series M Preferred Stock.

  The New Time Warner Board is authorized to issue shares of New Time Warner Series Common Stock and New Time Warner Preferred Stock, in one or more series, and to fix for each such series voting powers, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as are permitted by the DGCL. The additional shares of authorized stock available for issuance by New Time Warner may be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the holders of New Time Warner Capital Stock. The ability of the New Time Warner Board to issue additional shares of stock could enhance the New Time Warner Board's ability to negotiate on behalf of the stockholders in a takeover situation. However, the New Time Warner Board could authorize the issuance of additional shares of New Time Warner Series Common Stock or New Time Warner Preferred Stock with terms and conditions that could make a change in control more difficult or discourage a takeover or other transaction in which such holders might receive a premium for their shares of stock over the then market price of such shares that holders of some or a majority of shares of New Time Warner Common Stock might believe to be in their best interests.

NEW TIME WARNER COMMON STOCK

  The holders of New Time Warner Common Stock will be entitled to receive dividends when, as and if declared by the New Time Warner Board out of funds legally available therefor, subject to the rights of any shares of New Time Warner Preferred Stock or New Time Warner Series Common Stock at the time outstanding. The holders of New Time Warner Common Stock will be entitled to one vote for each share on all matters voted on by stockholders under the New Time Warner Charter, including elections of directors. The holders of New Time Warner Common Stock do not have any cumulative voting, conversion, redemption or preemptive rights. In the event of dissolution, liquidation or winding up of New Time Warner, holders of the New Time Warner

Common Stock will be entitled to share ratably with the holders of LMC Series Common Stock in any assets remaining after the satisfaction in full of the prior rights of creditors, including holders of New Time Warner's indebtedness, and subject to the aggregate liquidation preference and participation rights of any New Time Warner Preferred Stock or other series of New Time Warner Series Common Stock then outstanding.

  Pursuant to the New Time Warner Charter, outstanding shares of New Time Warner Common Stock may be redeemed by action of the New Time Warner Board to the extent necessary to prevent the loss of any governmental license or franchise, the holding of which is conditioned upon stockholders possessing prescribed qualifications.

LMC SERIES COMMON STOCK

  Pursuant to the LMC Agreement, New Time Warner will be required to issue either LMC Common Stock or LMC Reduced Voting Common Stock to the Liberty Parties in exchange for New Time Warner Common Stock issued to the Liberty Parties in the TBS Merger. In addition, from time to time following consummation of the Mergers, New Time Warner may be required to issue shares of LMC Common Stock or LMC Reduced Voting Common Stock to the Liberty Parties in exchange for shares of New Time Warner Common Stock. See "TCI Arrangements--LMC Agreement" for a description of the circumstances under which such exchanges will be required.

  The holders of LMC Series Common Stock will be entitled to receive dividends ratably with the holders of New Time Warner Common Stock when, as and if declared by the New Time Warner Board out of funds legally available therefore, subject to the terms of any New Time Warner Preferred Stock at the time outstanding. In the event of dissolution, liquidation or winding up of New Time Warner, holders of LMC Series Common Stock will be entitled to share ratably with the holders of New Time Warner Common Stock in any assets remaining after the satisfaction in full of the prior rights of creditors, including holders of New Time Warner's indebtedness, and subject to the aggregate liquidation preference and participation rights of any New Time Warner Preferred Stock or other series of New Time Warner Series Common Stock then outstanding. The holders of LMC Series Common Stock do not have any conversion, redemption or preemptive rights, except that (i) each share of LMC Common Stock will be convertible at any time at the option of the holder on a one-for-one basis for a share of either LMC Reduced Voting Common Stock or a share of New Time Warner Common Stock and (ii) subject to the federal communications laws, each share of LMC Reduced Voting Common Stock will be convertible at any time at the option of the holder on a one-for-one basis for a share of either LMC Common Stock or a share of New Time Warner Common Stock.

  The holders of LMC Common Stock will be entitled to one vote for each share on all matters voted on by holders of New Time Warner Common Stock, including elections of directors. The holders of LMC Common Stock do not have any cumulative voting rights. Holders of LMC Reduced Voting Common Stock will be entitled to one one-hundredth (1/100th) of a vote for each share with respect to the election of directors. Holders of LMC Reduced Voting Common Stock will not have any other voting rights, except as required by law or with respect to limited matters, including amendments of the terms of the LMC Reduced Voting Common Stock adverse to such holders.

  Unlike shares of New Time Warner Common Stock, shares of LMC Series Common Stock will not be redeemable by action of the New Time Warner Board to the extent necessary to prevent the loss of any governmental license or franchise, the holding of which is conditioned upon stockholders possessing prescribed qualifications.

  The LMC Series Common Stock will not be transferable, except in limited circumstances, and will not be listed on any securities exchange.

NEW TIME WARNER RIGHTS AGREEMENT; NEW TIME WARNER SERIES A PREFERRED STOCK

  The following description of the terms of the New Time Warner Rights Agreement and the New Time Warner Rights is qualified in its entirety by reference to the form of the New Time Warner Rights Agreement, which is filed as an Exhibit to the Registration Statement and is incorporated herein by reference. The following description assumes that the New Time Warner Rights Agreement is adopted. The New Time Warner Rights Agreement will be the same as the Existing Rights Agreement, except for the amendments contemplated by the Rights Amendment. See "Certain Related Agreements--Rights Amendment."

 New Time Warner Rights Agreement

  Each share of New Time Warner Common Stock issued pursuant to the Mergers or otherwise from time to time and prior to redemption or expiration of the Rights, will be accompanied by one New Time Warner Right. Each New Time Warner Right, when it becomes exercisable as described below, will entitle the registered holder thereof to purchase from New Time Warner one one-thousandth ( 1/1000th) of a share of New Time Warner Series A Preferred Stock at a price of $150 (the "Purchase Price").

  Until the earlier of (a) such time as New Time Warner learns that a person or group (including an affiliate of such person or group) has acquired, or has obtained the right to acquire, Beneficial Ownership (as defined below) of more than 15% of the "outstanding" shares of New Time Warner Common Stock (as defined in the New Time Warner Rights Agreement, see "Certain Related Agreements--Rights Amendment"), other than pursuant to a Qualifying Offer (as defined below) (such person or group being an "Acquiring Person"), and (b) such date, if any, as may be designated by the New Time Warner Board following the commencement of, or first public announcement of intent to commence, a tender or exchange offer for outstanding shares of New Time Warner Common Stock which could result in such person or group becoming the beneficial owner of more than 15% of the New Time Warner Common Stock on a fully diluted basis, other than pursuant to a Qualifying Offer (the earlier of such dates being called the "Distribution Date"), the New Time Warner Rights will be evidenced by the certificates for the New Time Warner Common Stock registered in the names of the holders thereof (which certificates for New Time Warner Common Stock will also be deemed to be Rights Certificates, as defined below) and not by separate Rights Certificates. Therefore, until the Distribution Date, the New Time Warner Rights will be transferred with and only with the New Time Warner Common Stock. As soon as practicable following the Distribution Date, separate certificates evidencing the New Time Warner Rights ("Rights Certificates") will be mailed to holders of record of shares of New Time Warner Common Stock as of the close of business on the Distribution Date and to each initial record holder of certain shares of New Time Warner Common Stock issued after the Distribution Date, and such separate Rights Certificates alone will thereafter evidence the New Time Warner Rights. The New Time Warner Rights will not be exercisable until the Distribution Date and will expire on January 20, 2004 (the "Expiration Date"), unless earlier redeemed by New Time Warner as described below. The number of shares of New Time Warner Series A Preferred Stock or other securities issuable upon exercise of a New Time Warner Right, the Purchase Price, the Redemption Price (as defined below) and the number of New Time Warner Rights associated with each outstanding share of New Time Warner Common Stock are all subject to adjustment in the event of any change in the New Time Warner Common Stock or the New Time Warner Series A Preferred Stock, whether by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of shares of New Time Warner Common Stock or New Time Warner Series A Preferred Stock, as the case may be (other than distribution of the New Time Warner Rights or regular quarterly dividends) or otherwise.

  The shares of New Time Warner Series A Preferred Stock will be authorized to be issued in fractions which are an integral multiple of one one-thousandth ( 1/1000th) of a share of New Time Warner Series A Preferred Stock. New Time Warner may, but will not be required to, issue fractions of shares upon the exercise of New Time Warner Rights and, in lieu of fractional shares, New Time Warner may issue certificates or utilize a depositary arrangement as provided by the terms of the New Time Warner Series A Preferred Stock and, in the case of fractions other than one one-thousandth ( 1/1000th) of a share of New Time Warner Series A Preferred Stock or an integral multiple thereof, may make a cash payment based on the market value of such shares.

  At such time that there is an Acquiring Person, the New Time Warner Rights will entitle each registered holder (other than such Acquiring Person or any associate or affiliate of such Acquiring Person) of a New Time Warner Right to purchase, for the Purchase Price, that number of one-thousandths ( 1/1000ths) of a share of New Time Warner Series A Preferred Stock that is equivalent in value to the number of shares of New Time Warner Common Stock that at the time of such event would have a market value of twice the Purchase Price.

  In the event New Time Warner is acquired in a merger or other business combination by an Acquiring Person or an associate or affiliate of an Acquiring Person that is a publicly traded corporation or 50% or more of New Time Warner's assets or assets representing 50% or more of New Time Warner's revenues or cash flow are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person or an associate or affiliate of an Acquiring Person that is a publicly traded corporation, each New Time Warner Right will entitle its holder (subject to the next paragraph) to purchase, for the Purchase Price, that number of common shares of such corporation that at the time of the transaction would have a market value of twice the Purchase Price. In the event New Time Warner is acquired in a merger or other business combination by an Acquiring Person or an associate or affiliate of an Acquiring Person that is not a publicly traded corporation or 50% or more of New Time Warner's assets or assets representing 50% or more of New Time Warner's revenues or cash flow are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person or an associate or affiliate of an Acquiring Person that is not a publicly traded entity, each New Time Warner Right will entitle its holder (subject to the next paragraph) to purchase, for the Purchase Price, at such holder's option,
(a) that number of shares of the surviving corporation in the transaction with such entity (which surviving corporation could be New Time Warner) that at the time of the transaction would have a book value of twice the Purchase Price,
(b) that number of shares of such entity that at the time of the transaction would have a book value of twice the Purchase Price or (c) if such entity has an affiliate that has publicly traded shares, that number of shares of such affiliate that at the time of the transaction would have a market value of twice the Purchase Price.

  Any New Time Warner Rights that are at any time beneficially owned by an Acquiring Person (or any affiliate or associate of an Acquiring Person) will be null and void and nontransferable and any holder of any such New Time Warner Right (including any purported transferee or subsequent holder) will be unable to exercise or transfer any such New Time Warner Right.

  The New Time Warner Rights Agreement will not apply to any Qualifying Offer. Accordingly, the New Time Warner Rights will not become exercisable in the case of a tender offer that constitutes a Qualifying Offer or a merger or business combination consummated in compliance with the requirements of a Qualifying Offer. The New Time Warner Rights Agreement will define a "Qualifying Offer" as an all-cash tender offer for all outstanding shares of New Time Warner Common Stock which meets the following requirements (a) the person or group making the tender offer must, prior to or upon commencing such offer, have provided to New Time Warner firm written commitments from responsible financial institutions, which have been accepted by such person or group, to provide, subject only to customary terms and conditions, funds for such offer which, when added to the amount of cash and cash equivalents which such person or group then has available and has irrevocably committed in writing to New Time Warner to utilize for purposes of the offer, will be sufficient to pay for all shares of New Time Warner Common Stock outstanding on a fully diluted basis pursuant to the offer and the second-step transaction required by clause (e) below and all related expenses, together with copies of all written materials prepared by such person or group for such financial institutions in connection with obtaining such financing commitments, (b) such person or group must own, after consummating such offer, shares of New Time Warner Capital Stock representing a majority of the shares of New Time Warner Common Stock outstanding on a fully diluted basis, (c) such offer must in all events remain open for at least 45 business days and must be extended for at least 20 business days after the last increase or permitted decrease in the price offered and after any bona fide higher alternative offer (except in certain limited circumstances to be set forth in the New Time Warner Rights Agreement), (d) such offer is accompanied by a written opinion, in customary form, of a nationally recognized investment banking firm which is addressed to the holders of the shares of New Time Warner Common Stock other than such person or group and states that the price to be paid to such holders pursuant to the offer is fair from a financial point of view to such holders and which includes any written presentation of such firm showing the analysis and range of the values underlying such conclusion, and (e) prior to or upon commencing such offer, such person or group must irrevocably commit in writing to New Time Warner (i) to consummate promptly upon completion of the offer a transaction or transactions whereby all remaining shares of New Time Warner Common Stock will be acquired for the same price per share paid pursuant to the offer, subject only to the condition that the New Time Warner Board has granted any approvals required to enable such person or group to consummate such transaction or transactions without obtaining the vote of any other stockholder, (ii) that such person or group will not amend such offer to reduce the per share price offered (except in certain limited circumstances to be set forth in the New Time Warner Rights Agreement), to change the form of consideration offered or to reduce the number of shares being sought or in any other respect which is materially adverse to New Time Warner's stockholders, (iii) that such person or group will not make any offer for any equity securities of New Time Warner for six months after commencement of the original offer if the original offer does not result in the tender of the number of shares required to be purchased pursuant to clause (b) above, unless another tender offer by another party for all outstanding shares of New Time Warner Common Stock (x) constitutes a Qualifying Offer and (y) is approved by the New Time Warner Board (in which event any new offer by such person or group must be at a price no less than that provided for in such approved offer).

  At any time prior to the earlier of (a) such time as a person becomes an Acquiring Person and (b) the Expiration Date, the New Time Warner Board may redeem the New Time Warner Rights in whole, but not in part, at a price (in cash or shares of New Time Warner Common Stock or other securities of New Time Warner deemed by the New Time Warner Board to be at least equivalent in value) of $0.01 per New Time Warner Right, subject to adjustment as provided in the New Time Warner Rights Agreement (the "Redemption Price"); provided, however, that, for the 120-day period after any date of a change (resulting from a proxy or consent solicitation) in a majority of the New Time Warner Board in office at the commencement of such solicitation, the New Time Warner Rights will be able to be redeemed only if (i) there are directors then in office who were in office at the commencement of such solicitation and (ii) the New Time Warner Board, with the concurrence of a majority of such directors then in office, determines that such redemption is, in their judgment, in the best interests of New Time Warner and its stockholders. Immediately upon the action of the New Time Warner Board electing to redeem the New Time Warner Rights, and without any further action and without any notice, the right to exercise the New Time Warner Rights will terminate, and the only right of the holders of New Time Warner Rights will be to receive the Redemption Price.

  After there is an Acquiring Person, the New Time Warner Board may elect to exchange each New Time Warner Right (other than New Time Warner Rights that become null and void and nontransferable as is described above) for consideration per New Time Warner Right consisting of one-half of the securities that would be issuable at such time upon the exercise of one New Time Warner Right pursuant to the terms of the New Time Warner Rights Agreement. Until a New Time Warner Right is exercised, the holder thereof, as such, will have no rights as a stockholder of New Time Warner, including the right to vote or to receive dividends.

  At any time prior to the Distribution Date, New Time Warner will be able, without the approval of any holder of New Time Warner Rights, to supplement or amend any provision of the New Time Warner Rights Agreement (including the date on which the Distribution Date shall occur, the time during which the New Time Warner Rights may be redeemed or the terms of the New Time Warner Series A Preferred Stock), except that no supplement or amendment shall be made that reduces the Redemption Price (other than pursuant to certain adjustments therein) or provides for an earlier Expiration Date. However, during the 120-day period after any date of a change (resulting from a proxy or consent solicitation) in a majority of the New Time Warner Board in office at the commencement of such solicitation, the New Time Warner Rights Agreement will be able to be supplemented or amended only if (a) there are directors then in office who were in office at the commencement of such solicitation and (b) the New Time Warner Board, with the concurrence of a majority of such directors then in office, determines that such supplement or amendment is, in their judgment, in the best interests of New Time Warner and its stockholders.

  The New Time Warner Rights Agreement and the New Time Warner Rights will have certain antitakeover effects. The exercise of the New Time Warner Rights will cause substantial dilution to any person or group that attempts to acquire New Time Warner unless (a) such acquisition is approved by the New Time Warner Board (since the New Time Warner Board may, at its option, at any time prior to any person becoming an Acquiring Person, redeem the New Time Warner Rights), (b) such acquisition meets the standard for a Qualifying Offer or (c) such acquisition is conditioned upon substantially all the New Time Warner Rights being acquired.

  Under the New Time Warner Rights Agreement, a person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," and shall be deemed to have "Beneficial Ownership" of, any securities:

    (a) which such person or any of such person's affiliates or associates is deemed to "beneficially own" within the meaning of Rule 13d-3 under the Exchange Act;

    (b) which such person or any of such person's affiliates or associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, rights (other than the New Time Warner Rights), warrants or options, or otherwise; provided, however, that a person shall not be deemed under this clause (i) to be the Beneficial Owner of, or to beneficially own, or to have Beneficial Ownership of, any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's affiliates or associates until such tendered securities are accepted for purchase or exchange thereunder or
  (ii) the right to vote pursuant to any agreement, arrangement or understanding (written or oral); provided, however, that a person shall not be deemed under this clause (ii) to be the Beneficial Owner of, or to beneficially own, any security if (A) the agreement, arrangement or understanding (written or oral) to vote such security arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (B) the beneficial ownership of such security is not also then reportable on
  Schedule 13D under the Exchange Act (or any comparable or successor report); or

    (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of such person's affiliates or associates has any agreement, arrangement or understanding (written or oral) for the purpose of acquiring, holding, voting or disposing of any shares of New Time Warner Common Stock, any other securities of New Time Warner generally entitled to vote together with the shares of New Time Warner Common Stock or any rights, warrants, options or other securities exercisable or exchangeable for, or convertible into, shares of New Time Warner Common Stock or other securities of New Time Warner generally entitled to vote together with the shares of New Time Warner Common Stock.

  A person shall also be deemed to be the "Beneficial Owner" of, and to "beneficially own," and to have "Beneficial Ownership" of, shares of New Time Warner Common Stock if such person is the Beneficial Owner of, or beneficially owns, or has Beneficial Ownership of (as the case may be), any other securities of New Time Warner (whether or not convertible into or exchangeable for shares of New Time Warner Common Stock) generally entitled to vote together with the shares of New Time Warner Common Stock. If the preceding sentence is applicable in any case, such person shall be deemed by virtue of Beneficial Ownership of such other securities to be the "Beneficial Owner" of, and to "beneficially own," and to have "Beneficial Ownership" of, that number of shares of New Time Warner Common Stock equal to the greater of (a) the number of votes entitled to be cast in respect of such other securities upon any matter being voted upon by the holders of shares of New Time Warner Common Stock and the holders of such other securities, voting together as a single class, and (b) if applicable, the number of shares of New Time Warner Common Stock issuable upon conversion in full into, or exchange in full for, shares of New Time Warner Common Stock of such other securities.

  In the event any New Time Warner securities are subject to an approved voting trust, then (a) the trustee or trustees under such voting trust shall be deemed not to be the "Beneficial Owner" of any such New Time Warner securities and (b) each beneficiary of such voting trust shall be deemed to be the "Beneficial Owner" of all such New Time Warner securities.

  Notwithstanding the foregoing, (a) no person ordinarily engaged in business as an underwriter of securities shall be deemed to be the "Beneficial Owner" of, to "beneficially own," or to have any "Beneficial Ownership" of, any securities acquired in a bona fide firm commitment underwriting pursuant to an underwriting agreement with New Time Warner and (b) no person shall be deemed to be the "Beneficial Owner" of, to "beneficially own," or to have any "Beneficial Ownership" of, any securities by reason of such person or any of such person's affiliates or associates having the right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to a right of first refusal, right of first offer or similar agreement, arrangement or understanding granted by another person (the "subject person") (i) that does not provide any direct or indirect limitations or restrictions on the ability of the subject person to exercise (or refrain from exercising) any voting rights associated with such securities or contain any other agreement, arrangement or understanding with respect to such voting rights, (ii) that does not contain any incentive for the subject person to support or oppose any particular business combination with an Acquiring Person or otherwise to exercise (or refrain from exercising) any voting rights associated with such securities in a manner advantageous to such person or any of such person's affiliates or associates and (iii) with respect to which prior written notice of which shall have been given to New Time Warner. For purposes of the New Time Warner Rights Agreement, neither TCITP and its affiliates nor Mr. Turner and his affiliates will be deemed to "beneficially own" any shares of New Time Warner Capital Stock held by the other party solely as a result of their respective rights to purchase the other parties' shares of New Time Warner Capital Stock pursuant to the Right of First Refusal Agreement. See "Certain Related Agreements--Right of First Refusal Agreement."

 New Time Warner Series A Preferred Stock

  The holders of New Time Warner Series A Preferred Stock will be entitled to receive (a) quarterly cumulative dividends payable in cash in an amount per share equal to $0.01 per share less the amount of cash dividends received pursuant to the following clause (b) (but not less than zero) and (b) cash and in-kind dividends on each payment date for similar dividends on the shares of New Time Warner Common Stock in an amount per share of New Time Warner Series A Preferred Stock equal to 1,000 (subject to adjustment) times the per share amount of all cash dividends then to be paid on each share of New Time Warner Common Stock.

  Holders of New Time Warner Series A Preferred Stock will be entitled to vote on each matter on which holders of New Time Warner Common Stock are entitled to vote and will have 1,000 (subject to adjustment) votes for each share of New Time Warner Series A Preferred Stock held. Holders of any fraction of a share of
New Time Warner Series A Preferred Stock that is not smaller than one one-thousandth (1/1,000th) of a share will be entitled to vote such fraction. Holders of New Time Warner Series A Preferred Stock will have certain special voting rights in the election of directors when the equivalent of six quarterly dividends are in default. Whenever quarterly dividends or distributions on the New Time Warner Series A Preferred Stock shall be in arrears, New Time Warner's right to declare or pay dividends or other distributions on, redeem or purchase any shares of stock ranking junior to or on a parity with the New Time Warner Series A Preferred Stock will be subject to certain restrictions.

  Upon any liquidation, dissolution or winding up of New Time Warner, whether voluntary or involuntary, the holders of shares of New Time Warner Series A Preferred Stock will be entitled to receive, before any distribution is made to holders of shares of stock ranking in junior to the New Time Warner Series A Preferred Stock or any distribution (other than a ratable distribution) is made to the holders of stock ranking on a parity with the New Time Warner Series A Preferred Stock in an amount equal to the accrued dividends thereon plus the greater of (a) $1,000 per share or (b) an amount per share equal to 1,000 (subject to adjustment) times the amount per share to be distributed to holders of New Time Warner Common Stock. The New Time Warner Series A Preferred Stock will rank junior to all other series of New Time Warner Preferred Stock outstanding immediately following the consummation of the Mergers. The shares of New Time Warner Series A Preferred Stock will not be redeemable.

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

NEW TIME WARNER SERIES D PREFERRED STOCK

 General

  The New Time Warner Series D Preferred Stock is identical to the Time Warner Series D Preferred Stock, except for (a) the items described under "Comparison of Rights of Stockholders of New Time Warner and Time Warner" and (b) certain technical, immaterial changes (primarily giving precise dates for certain matters rather than anniversaries of dates of issuance, changing the definition of "Parity Stock" to include all the pari passu New Time Warner Preferred Stock and changing the definition of "Junior Stock" to include the LMC Series Common Stock).

 Dividend Rights

  Holders of New Time Warner Series D Preferred Stock will be entitled to receive quarter-annual dividends, as and when declared by the New Time Warner Board out of funds legally available for payment in the amount per share equal to (i) in the case of each Series D Dividend Payment Date (as defined below) occurring on or before July 6, 1999, the greater of (A) $.9375 (which is equivalent to $3.75 per annum) per $100 in liquidation value, and (B) the product of (1) the Series D Conversion Rate (as defined below) and (2) the aggregate per share amount of regularly scheduled dividends paid in cash on the New Time Warner Common Stock during the period from but excluding the immediately preceding Series D Dividend Payment Date to and including such Series D Dividend Payment Date. Dividends on New Time Warner Series D Preferred Stock will be payable in cash on or about January 1, April 1, July 1 and October 1 of each year, as fixed by the New Time Warner Board, or such other dates as are fixed by the New Time Warner Board (provided that July 6, 1999 shall be a Series D Dividend Payment Date) (each a "Series D Dividend Payment Date"), to the holders of record on such record dates as are fixed by the New Time Warner Board of Directors (each a "Series D Record Date"). Dividends payable in respect of periods prior to July 6, 1999 will be cumulative and will accrue on each share on a daily basis, whether or not there are unrestricted funds legally available for the payment of such dividends and whether or not earned or declared. Any such dividends that become payable for any partial dividend period shall be computed on the basis of the actual days elapsed in such period; provided, however, that the dividend payable on the first Series D Dividend Payment Date shall be computed as if the period in respect of which such dividend is payable commenced on the date of payment of the last dividend paid on the Time Warner Series D Preferred Stock and no payments will be made by Time Warner with respect to the Time Warner Series D Preferred Stock for the dividend period ending on the first Series D Dividend Payment Date. From and after July 6, 1999, dividends on New Time Warner Series D Preferred Stock shall accrue to the extent, but only to the extent, that regularly scheduled cash dividends are declared by the New Time Warner Board on the New Time Warner Common Stock with a payment date after July 6, 1999 (or, in the case of shares of New Time Warner Series D Preferred Stock originally issued after July 6, 1999, after the Series D Dividend Payment Date next preceding such date of original issuance).

  So long as any New Time Warner Series D Preferred Stock is outstanding, New Time Warner may not declare or pay any dividend on the New Time Warner Common Stock or other stock ranking as to the right to receive dividends or to participate in any distribution of assets other than by way of dividends junior to or on a parity with the New Time Warner Series D Preferred Stock (other than a dividend payable in New Time Warner Common Stock or other junior stock), nor may New Time Warner or any of its subsidiaries purchase, redeem or otherwise acquire New Time Warner Common Stock or any other stock ranking as to the right to receive dividends or to participate in any distribution of assets other than by way of dividends junior to or on a parity with the New Time Warner Series D Preferred Stock (except by conversion into or exchange for stock of New Time Warner ranking junior to the New Time Warner Series D Preferred Stock as to dividends and other distributions), nor shall any monies be paid or made available for a purchase, redemption or sinking fund therefor, unless all dividends on the New Time Warner Series D Preferred Stock and any other New Time Warner Capital Stock ranking as to dividends on a parity with the New Time Warner Series D Preferred Stock that shall have accrued and be payable as of any date shall have been paid, or declared and funds set apart for payment thereof. Should dividends not be paid in full on any outstanding New Time Warner Series D Preferred

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

Stock or any other New Time Warner Capital Stock ranking as to dividends on a parity with the New Time Warner Series D Preferred Stock, all dividends declared on the New Time Warner Series D Preferred Stock and any other New Time Warner Capital Stock ranking as to dividends on a parity with the New Time Warner Series D Preferred Stock will be declared pro rata, so that the amount of dividends declared per share of New Time Warner Series D Preferred Stock and such other New Time Warner Capital Stock will bear to each other the same ratio that accrued dividends per share on the shares of each series of New Time Warner Series D Preferred
Stock and such other New Time Warner Capital Stock bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on New Time Warner Series D Preferred Stock which may be in arrears. The New Time Warner Series D Preferred Stock will rank on a parity with the New Time Warner Series E Preferred Stock, the New Time Warner Series F Preferred Stock, the New Time Warner Series G Preferred Stock, the New Time Warner Series H Preferred Stock, the New Time Warner Series I Preferred Stock, the New Time Warner Series J Preferred Stock and the New Time Warner Series K Preferred Stock and will rank senior to the New Time Warner Common Stock and the LMC Series Common Stock and, if issued, the New Time Warner Series A Preferred Stock.

  If New Time Warner distributes (other than a distribution in liquidation of New Time Warner) to all holders of New Time Warner Common Stock any assets or property, including debt or equity securities, of New Time Warner or cash (excluding regularly scheduled cash dividends payable on shares of New Time Warner Common Stock), or if New Time Warner distributes (other than a distribution in liquidation of New Time Warner) rights, options or warrants to subscribe for or purchase any securities, assets or property (in each case, whether of New Time Warner or otherwise, but other than any distribution of rights to purchase securities of New Time Warner if the holder of New Time Warner Series D Preferred Stock would otherwise be entitled to receive such rights upon conversion of shares of New Time Warner Series D Preferred Stock for New Time Warner Common Stock; provided, however, that if such rights are subsequently redeemed by New Time Warner, such redemption will be treated for purposes of the provisions described in this paragraph as a cash dividend on the New Time Warner Common Stock), New Time Warner must simultaneously distribute such assets, property, securities, rights, options or warrants pro rata to the holders of New Time Warner Series D Preferred Stock in an amount equal to the amount that such holders would have been entitled to receive had their shares of New Time Warner Series D Preferred Stock been converted into New Time Warner Common Stock immediately prior to the applicable record date.

  If a distribution is made to the holders of New Time Warner Series D Preferred Stock in accordance with the provisions described in the immediately preceding paragraph, no adjustment to the Series D Conversion Rate shall be effected by reason of the distribution of such assets, property, securities, rights, options or warrants or any subsequent modification, exercise, expiration or termination of such securities, rights, options or warrants. If holders of New Time Warner Common Stock are entitled to make any election with respect to the kind or amount of securities or other property receivable by them in any such distribution, the kind and amount of securities or other property that shall be distributable to the holders of the New Time Warner Series D Preferred Stock shall be based on (a) the election, if any, made by the record holder (as of the date used for determining the holders of New Time Warner Common Stock entitled to make such election) of the largest number of shares of New Time Warner Series D Preferred Stock in writing to New Time Warner on or prior to the last date on which a holder of New Time Warner Common Stock may make such an election and (b) if no such election is timely made, an assumption that such holder failed to exercise any such rights (provided that if the kind or amount of securities or other property is not the same for each nonelecting holder, then the kind and amount of securities or other property receivable by holders of New Time Warner Series D Preferred Stock shall be based on the kind or amount of securities or other property receivable by a plurality of shares held by the nonelecting holders of New Time Warner Common Stock).

 Conversion Provisions

  General. Holders of New Time Warner Series D Preferred Stock shall have the right at any time or, as to any share of New Time Warner Series D Preferred Stock called for redemption or exchange, at any time prior to the close of business on the date fixed for redemption or exchange (unless New Time Warner defaults in the payment of the Series D Redemption Price (as defined below) or fails to exchange the shares of New Time Warner Series D Preferred Stock for the applicable number of shares of New Time Warner Common Stock and any cash portion of the Series D Exchange Price (as defined) or exercises its right to rescind such redemption, in which case such right shall not terminate at the close of business on such date), to convert such share into (a) a number of shares of New Time Warner Common Stock equal to 2.08264 shares of New Time Warner Common Stock for each share of New Time Warner Series D Preferred Stock, subject to adjustment as described herein
(such rate, as so adjusted from time to time, is herein called the "Series D Conversion Rate;" and the "Series D Conversion Price" at any time shall mean the liquidation value per share of New Time Warner Series D Preferred Stock divided by the Series D Conversion Rate in effect at such time (rounded to the nearest one hundredth of a cent)) plus (b) a number of shares of New Time Warner Common Stock equal to

    (A) (1) the aggregate amount of accrued and unpaid dividends on such share to and including the Conversion Date (as defined below) excluding, if such Conversion Date occurs after a Series D Record Date and prior to the related Series D Dividend Payment Date, accrued and unpaid dividends for the period from and after the most recent Series D Dividend Payment Date (the "Series D Accrued Dividend Amount") minus (2) unless clause (3) below is applicable, the product of (x) the Series D Conversion Rate, (y) the regular quarterly cash dividend per share, if any, paid by New Time Warner on the New Time Warner Common Stock on the most recent dividend payment date for the New Time Warner Common Stock occurring during the four months immediately preceding such Conversion Date and (z) a fraction (I) the numerator of which is the number of calendar days from and excluding such most recent dividend payment date to and including such Conversion Date (or, if such Conversion Date falls after a Series D Record Date and on or prior to the related Series D Dividend Payment Date, to and including such Series D Dividend Payment Date) and (II) the denominator of which is 91 days (provided that in no event shall such fraction be greater than one) or plus (3) if such Conversion Date falls after a record date and prior to the related payment date for a regularly scheduled cash dividend on the New Time Warner Common Stock, the product of (x) the Series D Conversion Rate,
  (y) the amount per share of New Time Warner Common Stock of the regularly scheduled cash dividend for which the record date has been set but a payment date has not yet occurred and (z) a fraction (I) the numerator of which is the number of calendar days from and including such Conversion Date (or, if such Conversion Date falls after a Series D Record Date and on or prior to the related Series D Dividend Payment Date, from and excluding such Series D Dividend Payment Date) to and including such related payment date for such regularly scheduled cash divided and (II) the denominator of which is 91 (provided that in no event shall such fraction be greater than one) (the amount calculated pursuant to this clause (A) being the "Series D Net Dividend Amount") divided by

    (B) the closing price of the New Time Warner Common Stock on the last NYSE trading day prior to the Conversion Date;

provided, however, that in the event that the Series D Net Dividend Amount is a negative number, the number of shares deliverable upon conversion of a share of New Time Warner Series D Preferred Stock shall be equal to

    (I) the number of shares determined pursuant to clause (a) minus

    (II) a number of shares equal to (x) the absolute value of the Series D Net Dividend Amount divided by (y) the closing price of the New Time Warner Common Stock on the last NYSE trading day prior to the Conversion Date.

  If the Series D Net Dividend Amount is positive, New Time Warner may deliver cash equal to the Series D Net Dividend Amount or any portion thereof in lieu of New Time Warner Common Stock. The obligations of New Time Warner to issue the New Time Warner Common Stock or make the cash payments upon the exercise of conversion rights is absolute whether or not any accrued dividend by which such issuance or payment is measured has been declared by the New Time Warner Board and whether or not New Time Warner would have adequate surplus or net profits to pay such dividend if declared or is otherwise restricted from making such dividend.


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

  Except as described herein, no adjustments in respect of payments of dividends on shares surrendered for conversion or any dividend on the New Time Warner Common Stock issued upon conversion will be made upon the conversion of any shares of New Time Warner Series D Preferred Stock (it being understood that if any conversion of shares of New Time Warner Series D Preferred Stock occurs after a record date for any Series D Dividend Payment Date and on or prior to such Series D Dividend Payment Date, the holder of record on such record date will be entitled to receive the dividend payable with respect to such shares on the related Series D Dividend Payment Date).

  New Time Warner may, but is not required to, in connection with any conversion of shares of New Time Warner Series D Preferred Stock, issue a fraction of a share of New Time Warner Common Stock, and if New Time Warner does not issue any such fraction, New Time Warner shall, except as described below, make a cash payment (rounded to the nearest cent) equal to such fraction multiplied by the closing price of the New Time Warner Common Stock on the last NYSE trading day prior to the Conversion Date.

  Conversion of shares of New Time Warner Series D Preferred Stock will be deemed to have been made as of the date (the "Conversion Date") that certificates for such shares, and a written notice of election to convert, are received by the transfer agent or agents for the New Time Warner Series D Preferred Stock; and the person entitled to receive the New Time Warner Common Stock issuable upon such conversion will be treated for all purposes as the record holder of such New Time Warner Common Stock on such date. If New Time Warner has rescinded a redemption of shares of New Time Warner Series D Preferred Stock, any holder of shares of New Time Warner Series D Preferred Stock that shall have surrendered such shares for conversion following the day on which notice of the subsequently rescinded redemption shall have been given but prior to the close of business on the later of (a) the NYSE trading day next succeeding the date on which public announcement of the rescission of such redemption was made and (b) the NYSE trading day on which the notice of rescission is deemed given (a "Converting Holder") may rescind the conversion of such shares surrendered for conversion by properly completing a form prescribed by New Time Warner and mailed to holders of shares of the New Time Warner Series D Preferred Stock (including Converting Holders) with New Time Warner's notice of rescission delivering such form to New Time Warner no later than the close of business on that date that is 10 NYSE trading days following the date on which notice of rescission is deemed given.

  New Time Warner is required to pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares on conversion of New Time Warner Series D Preferred Stock. New Time Warner is not, however, required to pay any tax which is payable in respect of any transfer involved in the issue or delivery of such shares in a name other than that in which the shares of the New Time Warner Series D Preferred Stock so converted were registered, and no such issue or delivery is permitted unless and until the person requesting such issue has paid to New Time Warner the amount of such tax, or has established, to the satisfaction of New Time Warner, that such tax has been paid.

  Adjustment of Series D Conversion Rate for Certain Actions or Events. The Series D Conversion Rate will be adjusted from time to time as follows:

    (a) In case New Time Warner (i) pays a dividend in shares of New Time Warner Common Stock, (ii) combines the outstanding shares of New Time Warner Common Stock into a smaller number of shares, (iii) subdivides the outstanding shares of New Time Warner Common Stock or (iv) reclassifies (other than by way of a merger or consolidation that is described below) the shares of New Time Warner Common Stock, then the Series D Conversion Rate in effect immediately before such action will be adjusted so that immediately following such event the holders of such shares will be entitled to receive upon conversion or exchange thereof the kind and amount of shares of capital stock of New Time Warner which they would have owned or been entitled to receive upon or by reason of such event if such shares had been converted or exchanged immediately before the record date (or, if no record date, the effective date) for such event (it being understood that any distribution of cash or of capital stock (other than New Time Warner Common Stock), including any distribution of capital stock that will accompany a reclassification of the New Time Warner Common Stock, will have the effect described under "--Dividend Rights" above). Any such adjustment will become effective retroactively immediately after the record date in the case of a dividend or distribution and will become effective retroactively immediately after the effective date in the case of a subdivision, combination or reclassification. If holders of New Time Warner Common Stock are entitled to make any election with respect to the kind or amount of securities receivable by them in any transaction described in this paragraph (including any election that would result in all or a portion of the transaction being treated as described under "--Dividend Rights" above), the kind and amount of securities that will be distributable to the holders of New Time Warner Series D Preferred Stock will be based on (i) the election, if any, made by the record holder (as of the date used for determining the holders of New Time Warner Common Stock entitled to make such election) of the largest number of shares of New Time Warner Series D Preferred Stock in writing to New Time Warner on or prior to the last date on which a holder of New Time Warner Common Stock may make such an election or (ii) if no such election is timely made, an assumption that such holder failed to exercise any such rights (provided that if the kind or amount of securities is not the same for each nonelecting holder, then the kind and amount of securities receivable will be based on the kind or amount of securities receivable by a plurality of nonelecting holders of New Time Warner Common Stock).

    (b) If a Change of Control (as defined below) occurs, the Series D Conversion Rate in effect immediately prior to the Change of Control Date (as defined below) will be increased (but not decreased) by multiplying such rate by a fraction as follows (i) in the case of a Change of Control specified in clause (A) of the definition of "Change of Control" set forth below, a fraction in which the numerator is the Series D Conversion Price prior to adjustment pursuant hereto and the denominator is the current market price of the New Time Warner Common Stock at the Change of Control Date, (ii) in the case of a Change of Control specified in clause (B) of the definition "Change of Control" set forth below, the greater of the following fractions: (x) a fraction the numerator of which is the highest price per share of New Time Warner Common Stock paid by the acquiring person in connection with the transaction giving rise to the Change of Control or in any transaction within six months prior to or after the Change of Control Date (the "highest price"), and the denominator of which is the current market price of the New Time Warner Common Stock as of the date (but not earlier than six months prior to the Change of Control Date) on which the first public announcement is made by the acquiring person that it intends to acquire or that it has acquired 40% or more of the outstanding shares of New Time Warner Common Stock (the "announcement date") or (y) a fraction the numerator of which is the Series D Conversion Price prior to adjustment pursuant hereto and the denominator of which is the current market price of the New Time Warner Common Stock on the announcement date and (iii) in the case where there co-exists a Change of Control specified in both clauses (A) and (B) of this paragraph, the greatest of the fractions determined pursuant to clauses (i) and (ii). Such adjustment will become effective immediately after the Change of Control Date and will be made, in the case of clauses (ii) and (iii) above, successively for six months thereafter in the event and at the time of any increase in the highest price after the Change of Control Date; provided, however, that no such successive adjustment shall be made with respect to the Series D Conversion Rate of the shares of this Series in respect of any event occurring after the Conversion Date. For the purposes of the New Time Warner Series D Preferred Stock, "Change of Control" means the occurrence of one or both of the following events: (A) individuals who would constitute a majority of the members of the New Time Warner Board elected at any meeting of stockholders or by written consent (without regard to any members of the New Time Warner Board elected pursuant to the terms of any New Time Warner Preferred Stock) shall be elected to the Board of Directors and the election or the nomination for election by the stockholders of such directors was not approved by a vote of at least a majority of the directors in office immediately prior to such election (in which event "Change of Control Date" shall mean the date of such election) or (B) a person or group of persons acting in concert as a partnership, limited partnership, syndicate or other group within the meaning of Rule 13d-3 under the Exchange Act shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, share repurchases or redemptions or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 40% or more of the outstanding shares of New Time Warner Common Stock (in which event "Change of Control Date" shall mean the date of the event resulting in such 40% ownership).


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

    (c) New Time Warner is entitled to make such additional adjustments in the Series D Conversion Rate, in addition to those described above in paragraphs (a) and (b) as are necessary in order that any dividend or distribution in New Time Warner Common Stock or any subdivision, reclassification or combination of shares of New Time Warner Common Stock referred to above, will not be taxable to the holders of New Time Warner Common Stock for United States Federal income tax purposes so long as such additional adjustments do not decrease the Series D Conversion Rate.

    (d) New Time Warner may elect to defer (but only for five NYSE trading days following the occurrence of an event which necessitates adjustment of the Series D Conversion Rate) issuing to the holder of any shares of a series of New Time Warner Series D Preferred Stock converted after such record date the shares of New Time Warner Common Stock and other capital stock of New Time Warner issuable upon such conversion over and above the shares of New Time Warner Common Stock and other capital stock of New Time Warner issuable upon such conversion on the basis of the Series D Conversion Rate prior to adjustment; provided, however, that New Time Warner must deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

    (e) No adjustment will be made to the Series D Conversion Rate (i) if the effect thereof would be to reduce the Series D Conversion Price below the par value of the New Time Warner Common Stock or (ii) subject to paragraph
  (c) above, with respect to any share of New Time Warner Series D Preferred Stock that is converted, prior to the time such adjustment otherwise would be made.

  Adjustment of Series D Conversion Rate upon Consolidation, Merger or Sale of Assets. If:

    (a) any consolidation or merger to which New Time Warner is a party, other than a merger or consolidation in which New Time Warner is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of New Time Warner Common Stock, occurs, or;

    (b) any sale or conveyance of all or substantially all of the property and assets of New Time Warner occurs,

then lawful provision will be made as part of the terms of such transaction whereby the holder of each share of New Time Warner Series D Preferred Stock will have the right thereafter, during the period such share is convertible or exchangeable, to convert such share into or have such share exchanged for the kind and amount of shares of stock or other securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of New Time Warner Common Stock into which such share could have been converted or exchanged immediately prior to such consolidation, merger, sale or conveyance, subject to adjustment which shall be as nearly equivalent as may be practicable to the adjustments described herein (based on (i) the election, if any, made in writing to New Time Warner by the record holder (as of the date used for determining holders of New Time Warner Common Stock entitled to make such election) of the largest number of shares of New Time Warner Series D Preferred Stock on or prior to the last date on which a holder of New Time Warner Common Stock may make an election regarding the kind or amount of securities or other property receivable by such holder in such transaction or (ii) if no such election is timely made, an assumption that such holder failed to exercise any such rights (provided that if the kind or amount of securities or other property is not the same for each nonelecting holder, then the kind and amount of securities or other property receivable will be based upon the kind and amount of securities or other property receivable by a plurality of the nonelecting holders of New Time Warner Common Stock)).

  If any of the transactions referred to in clauses (a) or (b) of the immediately preceding paragraph involves the distribution of cash (or property other than equity securities) to a holder of New Time Warner Common Stock, lawful provision will be made as part of the terms of the transaction whereby the holder of each share of New Time Warner Series D Preferred Stock on the record date fixed for determining holders of New Time Warner Common Stock entitled to receive such cash or property (or if no such record date is established, the effective date of such transaction) will be entitled to receive the amount of cash or property that such holder would have been entitled to receive had such holder converted his shares of New Time Warner Series D Preferred Stock into New Time Warner Common Stock immediately prior to such record date (or effective date) (based on the election or nonelection made by the record holder of the largest number of shares of New Time Warner Series D Preferred Stock, as provided above). New Time Warner will not enter into any of the transactions referred to in clause (a) or (b) of the immediately preceding paragraph unless effective provision shall be made in the certificate or articles of incorporation or other constituent documents of New Time Warner or the entity surviving the consolidation or merger, if other than New Time Warner, or the entity acquiring New Time Warner's assets, as the case may be, so as to give effect to the provisions set forth in the immediately preceding paragraph. The provisions of this paragraph shall apply similarly to successive consolidations, mergers, sales or conveyances.

 Redemption or Exchange at New Time Warner's Option

  General. New Time Warner may, at its sole option from time to time on and after July 6, 2000, in the case of clause (i) or (iii) of the immediately succeeding paragraph and on and after July 6, 1999, in the case of clause (ii) of the immediately succeeding paragraph, redeem, out of funds legally available therefor, or exchange, as provided below, shares of New Time Warner Common Stock for, all (or in the case of a cash redemption, any part) of the outstanding shares of the New Time Warner Series D Preferred Stock. The redemption price for each such share called for cash redemption shall be the liquidation value together with an amount equal to the accrued and unpaid dividends to the date fixed for redemption (hereinafter collectively referred to as the "Series D Redemption Price"). The exchange price for each share of New Time Warner Series D Preferred Stock called for exchange shall be a number of shares of New Time Warner Common Stock equal to the Series D Conversion Rate, together with, at the option of New Time Warner, either (x) cash or (y) a number of shares of New Time Warner Common Stock, valued at the closing price on the NYSE trading day immediately preceding the date fixed for exchange, equal, in either case, to the aggregate amount of accrued and unpaid dividends on New Time Warner Series D Preferred Stock to the date fixed for exchange (provided that any dividends which are in arrears must be paid in cash) (hereinafter collectively referred to as the "Series D Exchange Price").

  On the date fixed for redemption or exchange of shares of New Time Warner Series D Preferred Stock, New Time Warner will, at its option, effect either

    (i) a redemption of the shares of New Time Warner Series D Preferred Stock to be redeemed by way of payment, out of funds legally available therefor, of cash equal to the aggregate Series D Redemption Price for the shares then being redeemed;

    (ii) an exchange of the shares of New Time Warner Series D Preferred Stock for the Series D Exchange Price in shares of New Time Warner Common Stock (provided that New Time Warner (A) will be entitled to deliver cash
  (1) in lieu of any fractional share of New Time Warner Common Stock and (2) equal to accrued and unpaid dividends to the date fixed for exchange in lieu of shares of New Time Warner Common Stock and (B) will be required to deliver cash in respect of any dividends that are in arrears); or

    (iii) any combination of a cash redemption and an exchange with respect to the shares of New Time Warner Series D Preferred Stock called for redemption or exchange.

  In the event that fewer than all the outstanding shares of the New Time Warner Series D Preferred Stock are to be redeemed, the number of shares to be redeemed from each holder of shares of New Time Warner Series D Preferred Stock shall be determined by New Time Warner by lot or pro rata or by any other method as may be determined by the New Time Warner Board.

  Notice of any proposed redemption or exchange may be given by New Time Warner by mailing a copy of such notice not less than 15 nor more than 60 days prior to the date fixed for redemption or exchange, to the record holder of the shares to be redeemed or exchanged, at their addresses as reported on the books of New Time Warner.

  All dividends on the shares so called for redemption or exchange shall cease to accrue and all rights of the holders thereof as stockholders of New Time Warner with respect to shares so called for redemption or exchange (except (i) in the case of redemption, the right to receive the Series D Redemption Price without interest and in the case of exchange, the right to receive the Series D Exchange Price without interest and (ii) the right to convert such shares as described above under "--Conversion Provisions" above) shall terminate (including any right to receive dividends otherwise payable on any Series D Dividend Payment Date that would have occurred after the time and date of redemption or exchange) either in the case of a redemption or exchange, from and after the time and date fixed in the notice of redemption or exchange as the time and date of redemption or exchange (unless New Time Warner shall (x) in the case of a redemption, default in the payment of the Series D Redemption Price, (y) in the case of an exchange, fail to exchange the applicable number of shares of New Time Warner Common Stock and any cash portion of the Series D Exchange Price or (z) exercise its right to rescind such redemption or exchange, in which case such rights shall not terminate at such time and date) or, if New Time Warner shall so elect and state in the notice of redemption or exchange, from and after the time and date (which date shall be the date fixed for redemption or exchange or an earlier date not less than 15 days after the date of mailing of the redemption or exchange notice) on which New Time Warner shall irrevocably deposit with a designated bank or trust company designated as paying agent, money sufficient to pay at the office of such paying agent, on the redemption date, the Series D Redemption Price, in the case of redemption, or certificates representing the shares of New Time Warner Common Stock to be so exchanged and any cash portion of the Series D Exchange Price, in the case of an exchange. Subject to applicable escheat laws, any moneys or certificates so set aside by New Time Warner and unclaimed at the end of one year from the redemption date will revert to the general funds of New Time Warner, after which reversion the holders of such shares so called for redemption or exchange may look only to New Time Warner for the payment of the Series D Redemption Price or the Series D Exchange Price, as applicable, without interest. Any interest accrued on funds so deposited shall be paid to New Time Warner from time to time.

  The New Time Warner Series D Preferred Stock will not be subject to redemption at the option of New Time Warner pursuant to Section 5 of Article IV of the New Time Warner Charter.

  Right to Rescind Redemption. If a Redemption Rescission Event (as defined below) shall occur following any day on which a notice of cash redemption shall have been given but at or prior to the earlier of (a) the time and date fixed for cash redemption as set forth in such notice of cash redemption and
(b) the time and date at which New Time Warner shall have irrevocably deposited funds or certificates with a designated bank or trust company, New Time Warner may, at its sole option, at any time prior to the earliest of (i) the close of business on that day which is two NYSE trading days following such Redemption Rescission Event, (ii) the time and date fixed for redemption as set forth in such notice and (iii) the time and date on which New Time Warner shall have irrevocably deposited such funds or certificates with a designated bank or trust company, rescind the cash redemption to which such notice of redemption shall have related by making a public announcement of such rescission. From and after the making of such announcement, New Time Warner shall have no obligation to redeem shares of New Time Warner Series D Preferred Stock called for cash redemption pursuant to such notice of redemption or to pay the Series D Redemption Price therefor and all rights of holders of New Time Warner Series D Preferred Stock shall be restored as if such notice of redemption had not been given. New Time Warner will give notice of any such rescission as promptly as practicable, but in no event later than the close of business on that date which is five NYSE trading days following the date of public announcement of such rescission to each record holder of shares of New Time Warner Series D Preferred Stock at the close of business on such date and to any other person or entity that was a record holder of shares of New Time Warner Series D Preferred Stock and that shall have surrendered shares of New Time Warner Series D Preferred Stock for conversion following the giving of notice of the subsequently rescinded redemption. For purposes of the New Time Warner Series D Preferred Stock, a "Redemption Rescission Event" means the occurrence of (a) any general suspension of trading in, or limitation on prices for, securities on the principal national securities exchange on which shares of New Time Warner Common Stock are registered and listed for trading (or, if shares of New Time Warner Common Stock are not registered and listed for trading on any such exchange, in the over-the-counter market) for more than six-and-one-half consecutive trading hours, (b) any decline in either the Dow Jones Industrial Average or the Standard & Poor's Index of 400 Industrial Companies (or any successor index published by Dow Jones & Company, Inc. or Standard & Poor's Corporation) by either (i) an amount in excess of 10%, measured from the close of business on any NYSE trading day to the close of business on the next succeeding NYSE trading day during the period commencing on the NYSE trading day preceding the day notice of any redemption of shares is given (or, if such notice is given after the close of business on a NYSE trading day, commencing on such NYSE trading day) and ending at the earlier of (x) the time and date fixed for redemption in such notice and (y) the time and date at which New Time Warner shall have irrevocably deposited funds or certificates with a designated bank or trust company or (ii) an amount in excess of 15% (or, if the time and date fixed for redemption is more than 15 days following the date on which notice of redemption is given, 20%), measured from the close of business on the NYSE trading day preceding the day notice of such redemption is given (or, if such notice is given after the close of business on a NYSE trading day, from such NYSE trading day) to the close of business on any NYSE trading day on or prior to the earlier of the dates specified in clauses (x) and (y) above, (c) a declaration of a banking moratorium or any suspension of payments in respect of banks by Federal or state authorities in the United States or (d) the commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States which in the reasonable judgment of New Time Warner could have a material adverse effect on the market for the New Time Warner Common Stock.

 Pro Rata Repurchase

  Upon a Pro Rata Repurchase (as defined below), each holder of shares of New Time Warner Series D Preferred Stock will have the right to require New Time Warner to repurchase, out of funds legally available therefor, a Pro Rata Portion (as defined below) of the shares of New Time Warner Series D Preferred Stock of such holder, or any lesser number requested by the holder, at a price per share equal to the highest price per share of New Time Warner Common Stock paid in the Pro Rata Repurchase multiplied by the Series D Conversion Rate then in effect plus an amount equal to the accrued but unpaid dividends on such shares to the date of repurchase.

  The Board of Directors of New Time Warner may not approve any tender or exchange offer by New Time Warner or a third party for shares of New Time Warner Common Stock or recommend that the holders of New Time Warner Common Stock accept any offer or tender their shares into any offer unless a Pro Rata Portion of the shares of New Time Warner Series D Preferred Stock of all holders are entitled to be tendered into such offer at a price not less than the price per share for shares of New Time Warner Common Stock pursuant to such offer multiplied by the Series D Conversion Rate then in effect plus an amount equal to accrued but unpaid dividends on such shares to the date of payment for such shares in such tender or exchange offer.

  "Pro Rata Portion" with respect to the shares of New Time Warner Series D Preferred Stock held by any holder shall mean all the shares of New Time Warner Series D Preferred Stock then owned by such holder times a fraction, the numerator of which is the number of outstanding shares of New Time Warner Common Stock (a) purchased in the applicable Pro Rata Repurchase or (b) for which a tender or exchange offer referred to above is made, as the case may be, and the denominator of which is the number of outstanding shares of New Time Warner Common Stock immediately prior to such Pro Rata Repurchase or the commencement of such tender or exchange offer, as the case may be.

  "Pro Rata Repurchase" shall mean the purchase of shares of New Time Warner Common Stock by New Time Warner or by any of its subsidiaries, whether for cash or other property or securities of New Time Warner, which purchase is subject to Section 13(e) of the Exchange Act or is made pursuant to an offer made available to all holders of New Time Warner Common Stock, but excluding any purchase made in open market transactions that satisfies the conditions of clause (b) of Rule 10b-18 under the Exchange Act or has been designed (as reasonably determined by the New Time Warner Board or a committee thereof) to prevent such purchase from having a material effect on the trading market of the New Time Warner Common Stock. The "Effective Date" of a Pro Rata Repurchase shall mean the applicable expiration date (including all extensions

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

thereof) of any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase which is not a tender or exchange offer.

 Liquidation Rights

  Upon the dissolution, liquidation or winding up of New Time Warner, whether voluntary or involuntary, holders of shares of New Time Warner Series D Preferred Stock shall be entitled to receive out of the assets of New Time Warner available for distribution to stockholders, in preference to the holders of, and before any payment or distribution shall be made on, junior stock, the liquidation value in respect of such share, plus an amount equal to all accrued and unpaid dividends to the date of final distribution. The liquidation value applicable to shares of New Time Warner Series D Preferred Stock shall initially be $100 per share, subject to adjustment from time to time to appropriately give effect to any split or combination of such share. In the event the assets of New Time Warner available for distribution to the holders of New Time Warner Series D Preferred Stock upon any dissolution, liquidation or winding up of New Time Warner, whether voluntary or involuntary, are insufficient to pay in full all amounts to which such holders are entitled, no such distribution may be made on account of any shares of any parity stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of shares of the New Time Warner Series D Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all parity stock are entitled upon such dissolution, liquidation or winding up.

 Voting Rights

  Each share of New Time Warner Series D Preferred Stock will be entitled to vote together with holders of the shares of New Time Warner Common Stock (and any other class or series which may similarly be entitled to vote with the shares of New Time Warner Common Stock) as a single class upon all matters upon which holders of New Time Warner Common Stock are entitled to vote. In any such vote, the holder of such share shall be entitled to two votes per $100 in liquidation value of such share, subject to adjustment at the same time and in the same manner as each adjustment of the Series D Conversion Rate, so that the holders of New Time Warner Series D Preferred Stock shall be entitled following such adjustment to the number of votes equal to the number of votes such holders were entitled to immediately prior to such adjustment multiplied by a fraction (x) the numerator of which is the Series D Conversion Rate as adjusted and (y) the denominator of which is the Series D Conversion Rate immediately prior to such adjustment.

  So long as any shares of New Time Warner Series D Preferred Stock shall be outstanding, unless a greater percentage is required by law, New Time Warner will not, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of shares of New Time Warner Series D Preferred Stock representing at least two-thirds of the aggregate voting power of shares of New Time Warner Series D Preferred Stock then outstanding, (i) authorize any class or series of stock ranking prior to the New Time Warner Series D Preferred Stock and the parity stock or reclassify any parity stock or junior stock into shares of stock ranking prior to the New Time Warner Series D Preferred Stock, (ii) merge into or consolidate with any person where the surviving or continuing corporation will have any authorized senior stock (other than capital stock corresponding to shares of senior stock of New Time Warner existing immediately before such merger or consolidation), or (iii) amend, alter or repeal (by operation of law or otherwise) any provision of the Certificate of Designations of New Time Warner Series D Preferred Stock or the New Time Warner Charter so as in any such case to materially and adversely affect the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of, the shares of New Time Warner Series D Preferred Stock.

  No consent of holders of the New Time Warner Series D Preferred Stock is required for (i) the creation of any indebtedness of any kind of New Time Warner, (ii) the authorization or issuance of any class of junior stock or parity stock, (iii) in certain circumstances, the authorization, designation or issuance of additional shares of New Time Warner Series D Preferred Stock or (iv) subject to the immediately preceding paragraph, the authorization or issuance of any other shares of New Time Warner Preferred Stock.

  If and whenever at any time or times dividends payable on shares of the New Time Warner Series D Preferred Stock shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six quarterly dividend periods, then the number of directors constituting the New Time Warner Board shall be increased by two (without duplication of any such increase in directorships required by the terms of any other New Time Warner Capital Stock which has similar rights) and the holders of shares of the New Time Warner Series D Preferred Stock, together with the holders of any shares of any parity stock as to which in each case dividends are in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six quarterly dividend periods, shall have the exclusive right, voting separately as a class with such other series, to elect two directors of New Time Warner.

NEW TIME WARNER SERIES E PREFERRED STOCK

 General

  The New Time Warner Series E Preferred Stock is identical to the Time Warner Series E Preferred Stock, except for (a) the items described under "Comparison of Rights of Stockholders of New Time Warner and Time Warner" and (b) certain technical, immaterial changes (primarily giving precise dates for certain matters rather than anniversaries of dates of issuance, changing the definition of "Parity Stock" to include all the pari passu New Time Warner Preferred Stock and changing the definition of "Junior Stock" to include the LMC Series Common Stock).

 Dividend Rights

  Holders of New Time Warner Series E Preferred Stock will be entitled to the same dividend rights as holders of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Dividend Rights" above, except that (i) all references to the date July 6, 1999, in "--New Time Warner Series D Preferred Stock--Dividend Rights" shall instead apply to November 30, 2000, (ii) all references to January 1, April 1, July 1 and October 1 in "--New Time Warner Series D Preferred Stock--Dividend Rights" shall instead apply to March 1, June 1, September 1 and December 1, respectively, and (iii) dividends payable in respect of periods prior to November 30, 2000, will be cumulative and will accrue on each share on a daily basis, whether or not there are unrestricted funds legally available for the payment of such dividends and whether or not declared.

 Conversion Provisions

  General. The New Time Warner Series E Preferred Stock shall be subject to the same general conversion provisions as the New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock-- Conversion Provisions--General" above, except that the following two paragraphs shall apply instead of the first and second paragraphs, respectively, of "--New Time Warner Series D Preferred Stock--Conversion Provisions--General."

  Holders of New Time Warner Series E Preferred Stock shall have the right at any time or, as to any share of New Time Warner Series E Preferred Stock called for redemption or exchange, at any time prior to the close of business on the date fixed for redemption or exchange (unless New Time Warner defaults in the payment of the Series E Redemption Price (as defined below) or fails to exchange the shares of New Time Warner Series E Preferred Stock for the applicable number of shares of New Time Warner Common Stock and any cash portion of the Series E Exchange Price (as defined) or exercises its right to rescind such redemption, in which case such right shall not terminate at the close of business on such date), to convert such share into (a) a number of shares of New Time Warner Common Stock equal to 2.08264 shares of New Time Warner Common Stock for each share of New Time Warner Series E Preferred Stock, subject to appropriate adjustment in the event of a split or combination of shares of New Time Warner Series E Preferred Stock and subject to further adjustment as described herein (such rate, as so adjusted from time to time, is herein called the "Series E Conversion Rate"; and the "Series E Conversion Price" at any time shall mean the liquidation value per share of New Time Warner

Series E Preferred Stock divided by the Series E Conversion Rate in effect at such time (rounded to the nearest one hundredth of a cent)) plus (b) if there shall be any dividends on shares of New Time Warner Series E Preferred Stock which shall be accrued and unpaid as of the immediately preceding Series E Dividend Payment Date, a number of shares of New Time Warner Common Stock equal to

    (A) the aggregate amount of accrued and unpaid dividends on such share to and including the most recent scheduled Series E Dividend Payment Date (whether or not such dividends were declared and whether or not there are unrestricted funds legally available for the payment thereof) (the "Series E Accrued Dividend Amount") divided by

    (B) the closing price of the New Time Warner Common Stock on the last NYSE trading day prior to the Conversion Date.

  New Time Warner may deliver cash equal to the Series E Accrued Dividend Amount or any portion thereof in lieu of New Time Warner Common Stock. The obligations of New Time Warner to issue the New Time Warner Common Stock (or its option to make cash payments) upon the exercise of conversion rights is absolute whether or not any accrued dividend by which such issuance (or payment) is measured has been declared by the New Time Warner Board and whether or not New Time Warner would have adequate surplus or net profits to pay such dividend if declared or is otherwise restricted from paying such dividend.

  Adjustment of Series E Conversion Rate for Certain Actions or Events. The Series E Conversion Rate will be adjusted from time to time in the same manner and under the same circumstances as the Series D Conversion Rate described in "--New Time Warner Series D Preferred Stock--Conversion Provisions--Adjustment of Series D Conversion Rate for Certain Actions or Events" above, except that the Series E Conversion Rate will also be adjusted from time to time as follows:

    If New Time Warner or any subsidiary thereof makes a Pro Rata Repurchase, the Series E Conversion Rate in effect immediately prior to such action shall be adjusted (but shall not be decreased) by multiplying such Series E Conversion Rate by a fraction, the numerator of which shall be the product of (i) the number of shares of New Time Warner Common Stock outstanding immediately before such Pro Rata Repurchase minus the number of shares of New Time Warner Common Stock repurchased by New Time Warner or any subsidiary thereof in such Pro Rata Repurchase and (ii) the current market price of the New Time Warner Common Stock as of the day immediately preceding the first public announcement by New Time Warner of the intent to effect such Pro Rata Repurchase, and the denominator of which shall be (i) the product of (x) the number of shares of New Time Warner Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the current market price of the New Time Warner Common Stock as of the day immediately preceding the first public announcement by New Time Warner of the intent to effect such Pro Rata Repurchase minus (ii) the aggregate purchase price of the Pro Rata Repurchase (provided that such fraction shall never be less than 1). Such adjustment shall become effective immediately after the Effective Date of such Pro Rata Repurchase.

  Adjustment of Series E Conversion Rate upon Consolidation, Merger or Sale of Assets. Holders of New Time Warner Series E Preferred Stock will be entitled to the same rights upon a consolidation, merger or sale of assets by New Time Warner as the holders of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Conversion Provisions--Adjustment of Series D Conversion Rate upon Consolidation, Merger or Sale of Assets" above.

 Redemption or Exchange at New Time Warner's Option

  New Time Warner may redeem or exchange the New Time Warner Series E Preferred Stock in the same manner and under the same circumstances as it may redeem or exchange the New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Redemption or Exchange at New Time Warner's Option" above, except that (i) all references to July 6, 2000 or July 6, 1999 shall instead apply to November 30, 2000, and (ii) dividends which are in arrears need not be paid in cash.

 Liquidation Rights

  Holders of New Time Warner Series E Preferred Stock will be entitled to the same rights upon the dissolution, liquidation or winding up of New Time Warner as the holders of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Liquidation Rights" above.

 Voting Rights

  Holders of each share of New Time Warner Series E Preferred Stock will be entitled to the same general voting rights as holders of each share of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Voting Rights" above.

NEW TIME WARNER SERIES F PREFERRED STOCK

 General

  The New Time Warner Series F Preferred Stock is identical to the Time Warner Series F Preferred Stock, except for (a) the items described under "Comparison of Rights of Stockholders of New Time Warner and Time Warner" and (b) certain technical, immaterial changes (primarily giving precise dates for certain matters rather than anniversaries of dates of issuance, changing the definition of "Parity Stock" to include all the pari passu New Time Warner Preferred Stock and changing the definition of "Junior Stock" to include the LMC Series Common Stock).

 Dividend Rights

  Holders of New Time Warner Series F Preferred Stock will be entitled to the same dividend rights as holders of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Dividend Rights" above, except that (i) all references to the date July 6, 1999, in "--New Time Warner Series D Preferred Stock--Dividend Rights" shall instead apply to November 30, 1999, (ii) all references to January 1, April 1, July 1 and October 1 in "--New Time Warner Series D Preferred Stock--Dividend Rights" shall instead apply to March 1, June 1, September 1 and December 1, respectively, and (iii) dividends payable in respect of periods prior to November 30, 1999, will be cumulative and will accrue on each share on a daily basis, whether or not there are unrestricted funds legally available for the payment of such dividends and whether or not declared.

 Conversion Provisions

  General. The New Time Warner Series F Preferred Stock shall be subject to the same general conversion provisions as the New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock-- Conversion Provisions--General" above, except that the following two paragraphs shall apply instead of the first and second paragraphs, respectively, of "--New Time Warner Series D Preferred Stock--Conversion Provisions--General."

  Holders of New Time Warner Series F Preferred Stock shall have the right at any time or, as to any share of New Time Warner Series F Preferred Stock called for redemption or exchange, at any time prior to the close of business on the date fixed for redemption or exchange (unless New Time Warner defaults in the payment of the Series F Redemption Price (as defined below) or fails to exchange the shares of New Time Warner Series F Preferred Stock for the applicable number of shares of New Time Warner Common Stock and any cash portion of the Series F Exchange Price (as defined) or exercises its right to rescind such redemption, in which case such right shall not terminate at the close of business on such date), to convert such share into (a) a number of shares of New Time Warner Common Stock equal to 2.08264 shares of New Time Warner Common Stock for each share of New Time Warner Series F Preferred Stock, subject to appropriate adjustment in the event of a split or combination of shares of New Time Warner Series F Preferred Stock and subject to further adjustment as described herein (such rate, as so adjusted from time to time, is herein called the "Series F Conversion Rate";

and the "Series F Conversion Price" at any time shall mean the liquidation value per share of New Time Warner Series F Preferred Stock divided by the Series F Conversion Rate in effect at such time (rounded to the nearest one hundredth of a cent)) plus (b) if there shall be any dividends on shares of New Time Warner Series F Preferred Stock which shall be accrued and unpaid as of the immediately preceding Series F Dividend Payment Date, a number of shares of New Time Warner Common Stock equal to

    (A) the aggregate amount of accrued and unpaid dividends on such share to and including the most recent scheduled Series F Dividend Payment Date (whether or not such dividends were declared and whether or not there are unrestricted funds legally available for the payment thereof) (the "Series F Accrued Dividend Amount") divided by

    (B) the closing price of the New Time Warner Common Stock on the last NYSE trading day prior to the Conversion Date.

  New Time Warner may deliver cash equal to the Series F Accrued Dividend Amount or any portion thereof in lieu of New Time Warner Common Stock. The obligations of New Time Warner to issue the New Time Warner Common Stock (or its option to make cash payments) upon the exercise of conversion rights is absolute whether or not any accrued dividend by which such issuance (or payment) is measured has been declared by the New Time Warner Board and whether or not New Time Warner would have adequate surplus or net profits to pay such dividend if declared or is otherwise restricted from paying such dividend.

  Adjustment of Series F Conversion Rate for Certain Actions or Events. The Series F Conversion Rate will be adjusted from time to time in the same manner and under the same circumstances as the Series D Conversion Rate described in "--New Time Warner Series D Preferred Stock--Conversion Provisions--Adjustment of Series D Conversion Rate for Certain Actions or Events" above, except that the Series F Conversion Rate will also be adjusted from time to time as follows

    If New Time Warner or any subsidiary thereof makes a Pro Rata Repurchase, the Series F Conversion Rate in effect immediately prior to such action shall be adjusted (but shall not be decreased) by multiplying such Series F Conversion Rate by a fraction, the numerator of which shall be the product of (i) the number of shares of New Time Warner Common Stock outstanding immediately before such Pro Rata Repurchase minus the number of shares of New Time Warner Common Stock repurchased by New Time Warner or any subsidiary thereof in such Pro Rata Repurchase and (ii) the current market price of the New Time Warner Common Stock as of the day immediately preceding the first public announcement by New Time Warner of the intent to effect such Pro Rata Repurchase, and the denominator of which shall be (i) the product of (x) the number of shares of New Time Warner Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the current market price of the New Time Warner Common Stock as of the day immediately preceding the first public announcement by New Time Warner of the intent to effect such Pro Rata Repurchase minus (ii) the aggregate purchase price of the Pro Rata Repurchase (provided that such fraction shall never be less than 1). Such adjustment shall become effective immediately after the Effective Date of such Pro Rata Repurchase.

  Adjustment of Series F Conversion Rate upon Consolidation, Merger or Sale of Assets. Holders of New Time Warner Series F Preferred Stock will be entitled to the same rights upon a consolidation, merger or sale of assets by New Time Warner as holders of New Time Warner Series D Preferred Stock described in "-- New Time Warner Series D Preferred Stock--Conversion Provisions--Adjustment of Series D Conversion Rate upon Consolidation, Merger or Sale of Assets" above.

 Redemption or Exchange at New Time Warner's Option

  New Time Warner may redeem or exchange the New Time Warner Series F Preferred Stock in the same manner and under the same circumstances as it may redeem or exchange the New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Redemption or Exchange at New Time Warner's Option" above, except that (i) all references to July 6, 2000 shall instead apply to November 30,

2000, (ii) all references to July 6, 1999 shall instead apply to November 30, 1999, and (iii) dividends which are in arrears need not be paid in cash.

 Liquidation Rights

  Holders of New Time Warner Series F Preferred Stock will be entitled to the same rights upon the dissolution, liquidation or winding up of New Time Warner as the holders of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Liquidation Rights" above.

 Voting Rights

  Holders of each share of New Time Warner Series F Preferred Stock will be entitled to the same general voting rights as holders of each share of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Voting Rights" above.

NEW TIME WARNER SERIES G PREFERRED STOCK

 General

  The New Time Warner Series G Preferred Stock is identical to the Time Warner Series G Preferred Stock, except for (a) the items described under "Comparison of Rights of Stockholders of New Time Warner and Time Warner" and (b) certain technical, immaterial changes (primarily giving precise dates for certain matters rather than anniversaries of dates of issuance, changing the definition of "Parity Stock" to include all the pari passu New Time Warner Preferred Stock and changing the definition of "Junior Stock" to include the LMC Series Common Stock).

 Dividend Rights

  Holders of New Time Warner Series G Preferred Stock will be entitled to the same dividend rights as holders of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Dividend Rights" above, except that (i) all references to the date July 6, 1999, in "--New Time Warner Series D Preferred Stock--Dividend Rights" shall instead apply to September 5, 1999, and (ii) all references to January 1, April 1, July 1 and October 1 in "--New Time Warner Series D Preferred Stock--Dividend Rights" shall instead apply to March 1, June 1, September 1 and December 1, respectively.

 Conversion Provisions

  The New Time Warner Series G Preferred Stock will be subject to the same conversion provisions as the New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Conversion Provisions" above.

 Redemption or Exchange at New Time Warner's Option

  New Time Warner may redeem or exchange the New Time Warner Series G Preferred Stock in the same manner and under the same circumstances as it may redeem or exchange the New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Redemption or Exchange at New Time Warner's Option" above, except that all references to July 6, 2000 or July 6, 1999 shall instead apply to September 5, 1999.

 Pro Rata Repurchase

  Holders of New Time Warner Series G Preferred Stock will be entitled to the same rights, and New Time Warner and the New Time Warner Board will be subject to the same obligations and restrictions, as those described in "--New Time Warner Series D Preferred Stock--Pro Rata Repurchase" above.

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

 Liquidation Rights

  Holders of New Time Warner Series G Preferred Stock will be entitled to the same rights upon the dissolution, liquidation or winding up of New Time Warner as the holders of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Liquidation Rights" above.

 Voting Rights

  Holders of each share of New Time Warner Series G Preferred Stock will be entitled to the same voting rights as holders of each share of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Voting Rights" above.

NEW TIME WARNER SERIES H PREFERRED STOCK

 General

  The New Time Warner Series H Preferred Stock is identical to the Series H Convertible Preferred Stock, par value $1.00 per share, of Time Warner (the "Time Warner Series H Preferred Stock"), except for (a) the items described under "Comparison of Rights of Stockholders of New Time Warner and Time Warner" and (b) certain technical, immaterial changes (primarily giving precise dates for certain matters rather than anniversaries of dates of issuance, changing the definition of "Parity Stock" to include all the pari passu New Time Warner Preferred Stock and changing the definition of "Junior Stock" to include the LMC Series Common Stock).

 Dividend Rights

  Holders of New Time Warner Series H Preferred Stock will be entitled to the same dividend rights as holders of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Dividend Rights" above, except that (i) all references to the date July 6, 1999, in "--New Time Warner Series D Preferred Stock--Dividend Rights" shall instead apply to September 5, 1999, and (ii) all references to January 1, April 1, July 1 and October 1 in "--New Time Warner Series D Preferred Stock--Dividend Rights" shall instead apply to March 1, June 1, September 1 and December 1, respectively.

 Conversion Provisions

  The New Time Warner Series H Preferred Stock shall be subject to the same conversion provisions as the New Time Warner Series D Preferred Stock described in "'--New Time Warner Series D Preferred Stock--Conversion Provisions" above, except that holders of New Time Warner Series H Preferred Stock shall only have the right to convert shares of New Time Warner Series H Preferred Stock during the Conversion Period (as defined below).

  The "Conversion Period" shall mean (i) the period commencing on September 5, 2000, and (ii) any period prior to September 5, 2000 (A) during which there shall remain open (within the meaning of Rule 14e-1(a) under the Exchange Act) a tender or exchange offer for 40% or more of the outstanding shares of New Time Warner Common Stock; provided, however, that New Time Warner shall have filed a Schedule 14D-9 with respect to such tender or exchange offer and such tender or exchange offer shall not have been opposed by the New Time Warner Board or (B) immediately prior to the effective time of any consolidation or merger to which New Time Warner is a party, other than a merger or consolidation in which New Time Warner is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or as a result of a division or combination) in outstanding shares of New Time Warner Common Stock.

 Redemption or Exchange at New Time Warner's Option

  New Time Warner may redeem or exchange the New Time Warner Series H Preferred Stock in the same manner and under the same circumstances as it may redeem or exchange the New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Redemption or Exchange at New

Time Warner's Option" above, except that New Time Warner may only redeem or exchange New Time Warner Series H Preferred Stock (a) as described in clause
(i) of the second paragraph of "--New Time Warner Series D Preferred Stock-- Redemption at New Time Warner's Option" on and after September 5, 1999, and
(b) as described in clause (ii) or (iii) of the same paragraph on or after September 5, 2000.

 Pro Rata Repurchase

  Holders of New Time Warner Series H Preferred Stock will have the same rights, and New Time Warner and the New Time Warner Board will be subject to the same obligations and restrictions, as those described in "--New Time Warner Series D Preferred Stock--Pro Rata Repurchase" above.

 Liquidation Rights

  Holders of New Time Warner Series H Preferred Stock will be entitled to the same rights upon the dissolution, liquidation or winding up of New Time Warner as the holders of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Liquidation Rights" above.

 Voting Rights

  Holders of New Time Warner Series H Preferred Stock will have no voting rights, except as required by law or with respect to certain limited circumstances, including certain amendments to the terms of the New Time Warner Series H Preferred Stock.

NEW TIME WARNER SERIES I PREFERRED STOCK

 General

  The New Time Warner Series I Preferred Stock is identical to the Time Warner Series I Preferred Stock, except for (a) the items described under "Comparison of Rights of Stockholders of New Time Warner and Time Warner" and (b) certain technical, immaterial changes (primarily giving precise dates for certain matters rather than anniversaries of dates of issuance, changing the definition of "Parity Stock" to include all the pari passu New Time Warner Preferred Stock and changing the definition of "Junior Stock" to include the LMC Series Common Stock).

 Dividend Rights

  Holders of New Time Warner Series I Preferred Stock will be entitled to the same dividend rights as holders of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Dividend Rights" above, except that (i) all references to the date July 6, 1999, in "--New Time Warner Series D Preferred Stock--Dividend Rights" shall instead apply to October 2, 1999, and (ii) all references to January 1, April 1, July 1 and October 1 in "--New Time Warner Series D Preferred Stock--Dividend Rights" shall instead apply to March 1, June 1, September 1, and December 1, respectively.

 Conversion Provisions

  The New Time Warner Series I Preferred Stock shall be subject to the same conversion provisions as the New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Conversion Provisions" above.

 Redemption or Exchange at New Time Warner's Option

  New Time Warner may redeem or exchange the New Time Warner Series I Preferred Stock in the same manner and under the same circumstances as it may redeem or exchange the New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Redemption or Exchange at New

Time Warner's Option" above, except that all references to July 6, 2000, and July 6, 1999, shall instead apply to October 2, 1999.

 Pro Rata Repurchase

  Holders of New Time Warner Series I Preferred Stock will be entitled to the same rights, and New Time Warner and the New Time Warner Board will be subject to the same obligations and restrictions, as those described in "--New Time Warner Series D Preferred Stock--Pro Rata Repurchase" above.

 Liquidation Rights

  Holders of New Time Warner Series I Preferred Stock will be entitled to the same rights upon the dissolution, liquidation or winding up of New Time Warner as the holders of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Liquidation Rights" above.

 Voting Rights

  Holders of each share of New Time Warner Series I Preferred Stock will be entitled to the same general voting rights as holders of each share of New Time Warner Series D Preferred Stock described in "--New Time Warner Series D Preferred Stock--Voting Rights" above.

NEW TIME WARNER SERIES J PREFERRED STOCK

 General

  The New Time Warner Series J Preferred Stock is identical to the Time Warner Series J Preferred Stock, except for (a) the items described under "Comparison of Rights of Stockholders of New Time Warner and Time Warner" and (b) certain technical, immaterial changes (primarily giving precise dates for certain matters rather than anniversaries of dates of issuance, changing the definition of "Parity Stock" to include all the pari passu New Time Warner Preferred Stock and changing the definition of "Junior Stock" to include the LMC Series Common Stock).

 Dividend Rights

  Holders of New Time Warner Series J Preferred Stock will be entitled to receive quarter-annual dividends, as and when declared by the New Time Warner Board out of funds legally available for payments in the amount per share of New Time Warner Series J Preferred Stock equal to (i) in the case of each Series J Dividend Payment Date (as defined below) occurring on or before May 2, 2000, the greater of (A) $.9375 (which is equivalent to $3.75 per annum) per $100 in liquidation value, and (B) the product of (1) the Series J Conversion Rate (as defined below) and (2) the aggregate per share amount of regularly scheduled dividends paid in cash on the New Time Warner Common Stock during the period from but excluding the immediately preceding Series J Dividend Payment Date to and including such Series J Dividend Payment Date and
(ii) in the case of each Series J Dividend Payment Date occurring thereafter, the product of (1) the Series J Conversion Rate and (2) the aggregate per share amount of regularly scheduled dividends paid in cash on the New Time Warner Common Stock during the period from but excluding the immediately preceding Series J Dividend Payment Date to and including such Series J Dividend Payment Date. Dividends on New Time Warner Series J Preferred Stock will be payable in cash on or about February 1, May 1, August 1 and November 1 of each year, as fixed by the New Time Warner Board of Directors, or such other dates as are fixed by the New Time Warner Board (provided that May 2, 2000, shall be a Series J Dividend Payment Date) (each a "Series J Dividend Payment Date"), to the holders of record on or about the 15th day of the month next preceding such February 1, May 1, August 1 and November 1 (or immediately preceding May 2, 2000, as the case may be,) as fixed by the New Time Warner Board, or such other dates as are fixed by the New Time Warner Board (each a "Series J Record Date"). Dividends payable in respect of periods prior to May 2, 2000, will be cumulative and will accrue on each share on a day-to-day basis, whether or not declared. Any such dividends that become payable for any partial dividend

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

period shall be computed on the basis of the actual days elapsed in such period; provided, however, that the dividend payable on the first Series J Dividend Payment Date shall be computed as if the period in respect of which such dividend is payable commenced on the date of payment of the last dividend paid on the Time Warner Series J Preferred Stock. From and after May 2, 2000, dividends on the New Time Warner Series J Preferred Stock shall accrue to the extent, but only to the extent, that regularly scheduled cash dividends are declared by the New Time Warner Board on the New Time Warner Common Stock with a payment date after May 2, 2000 (or, in the case of shares of New Time Warner Series J Preferred Stock originally issued after May 2, 2000, after the Series J Dividend Payment Date next preceding such date of original issuance).

  So long as any New Time Warner Series J Preferred Stock is outstanding, New Time Warner may not declare or pay any dividend on the New Time Warner Common Stock or other stock ranking as to the right to receive dividends or to participate in any distribution of assets other than by way of dividends junior to or on a parity with the New Time Warner Series J Preferred Stock (other than a dividend payable in New Time Warner Common Stock or other junior stock), nor may New Time Warner or any of its subsidiaries purchase or redeem New Time Warner Common Stock or any other stock ranking as to the right to receive dividends or to participate in any distribution of assets other than by way of dividends junior to or on a parity with the New Time Warner Series J Preferred Stock (except by conversion into or exchange for, or out of the net cash proceeds from the concurrent sale of, stock of New Time Warner ranking junior to the New Time Warner Series J Preferred Stock as to dividends and other distributions), nor shall any monies be paid or made available for a purchase, redemption or sinking fund therefor, unless all dividends on the New Time Warner Series J Preferred Stock and any other New Time Warner Capital Stock ranking as to dividends on a parity with the New Time Warner Series J Preferred Stock that shall have accrued and be payable as of any date shall have been paid, or declared and funds set apart for payment thereof; provided, however, that nothing herein shall prevent New Time Warner from completing the purchase of New Time Warner Series J Preferred Stock, parity stock or junior stock for which a purchase contract was entered into, or the notice of redemption of which was originally published, prior to the date on which any such dividends were first required to be paid. Should dividends not be paid in full on any outstanding New Time Warner Series J Preferred Stock or any other New Time Warner Capital Stock ranking as to dividends on a parity with the New Time Warner Series J Preferred Stock, all dividends declared on the New Time Warner Series J Preferred Stock and any other New Time Warner Capital Stock ranking as to dividends on a parity with the New Time Warner Series J Preferred Stock will be declared pro rata, so that the amount of dividends declared per share of New Time Warner Series J Preferred Stock and such other New Time Warner Capital Stock will bear to each other the same ratio that accrued dividends per share on the shares of each series of New Time Warner Series J Preferred Stock and such other New Time Warner Capital Stock bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on New Time Warner Series J Preferred Stock which may be in arrears. The New Time Warner Series J Preferred Stock will rank on a parity with the New Time Warner Series D Preferred Stock, the New Time Warner Series E Preferred Stock, the New Time Warner Series F Preferred Stock, the New Time Warner Series G Preferred Stock, the New Time Warner Series H Preferred Stock, the New Time Warner Series I Preferred Stock and the New Time Warner Series K Preferred Stock and will rank senior to the New Time Warner Common Stock and the LMC Series Common Stock and, if issued, the New Time Warner Series A Preferred Stock.

  If New Time Warner distributes (other than a distribution in liquidation of New Time Warner) to all holders of New Time Warner Common Stock any assets or property, including evidences of indebtedness or securities, of New Time Warner or cash (excluding regularly scheduled cash dividends payable on shares of New Time Warner Common Stock) or if New Time Warner distributes (other than a distribution in liquidation of New Time Warner) rights, options or warrants to subscribe for or purchase any securities, assets or property (in each case, whether of New Time Warner or otherwise, but other than any distribution of rights to purchase securities of New Time Warner if the holder of New Time Warner Series J Preferred Stock would otherwise be entitled to receive such rights upon conversion of shares of New Time Warner Series J Preferred Stock for New Time Warner Common Stock; provided, however, that if such rights are subsequently redeemed by New Time Warner, such redemption will be treated for purposes of the provisions described in this paragraph as a cash dividend on

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

the New Time Warner Common Stock), New Time Warner must simultaneously distribute such assets, property, securities, rights, options or warrants pro rata to the holders of New Time Warner Series J Preferred Stock in an amount equal to the amount that such holders would have been entitled to receive had their shares of New Time Warner Series J Preferred Stock been converted into New Time Warner Common Stock immediately prior to the applicable record date.

  If a distribution is made to the holders of New Time Warner Series J Preferred Stock in accordance with the provisions described in the immediately preceding paragraph, no adjustment to the Series J Conversion Rate shall be effected by reason of the distribution of such assets, property, securities, rights, options or warrants or the subsequent modification, exercise, expiration or termination of such securities, rights, options or warrants. If holders of New Time Warner Common Stock are entitled to make any election with respect to the kind or amount of securities or other property receivable by them in any such distribution, the kind and amount of securities or other property that shall be distributable to the holders of the New Time Warner Series J Preferred Stock shall be based on (a) the election, if any, made by the record holder (as of the date used for determining the holders of New Time Warner Common Stock entitled to make such election) of the largest number of shares of New Time Warner Series J Preferred Stock in writing to New Time Warner on or prior to the last date on which a holder of New Time Warner Common Stock may make such an election and (b) if no such election is timely made, an assumption that such holder failed to exercise any such rights (provided that if the kind or amount of securities or other property is not the same for each nonelecting holder, then the kind and amount of securities or other property receivable by holders of New Time Warner Series J Preferred Stock shall be based on the kind or amount of securities or other property receivable by a plurality of the shares held by the nonelecting holders of New Time Warner Common Stock).

 Conversion Provisions

  General. Holders of New Time Warner Series J Preferred Stock shall have the right at any time or, as to any share of New Time Warner Series J Preferred Stock called for redemption or exchange, at any time prior to the close of business on the date fixed for redemption or exchange (unless New Time Warner defaults in the payment of the Series J Redemption Price (as defined below) or fails to exchange the shares of New Time Warner Series J Preferred Stock for the applicable number of shares of New Time Warner Common Stock and any applicable cash amount, or exercises its right to rescind such redemption or exchange, in which case such right shall not terminate at the close of business on such date), to convert such share into a number of shares of New Time Warner Common Stock equal to 2.08264 shares of New Time Warner Common Stock for each share of New Time Warner Series J Preferred Stock, subject to adjustment as described herein (such rate, as so adjusted from time to time, is herein called the "Series J Conversion Rate;" and the "Series J Conversion Price" at any time shall mean the liquidation value per share of New Time Warner Series J Preferred Stock divided by the Series J Conversion Rate in effect at such time (rounded to the nearest one hundredth of a cent)).

  If any shares of New Time Warner Series J Preferred Stock are surrendered for conversion subsequent to the Series J Record Date immediately preceding a Series J Dividend Payment Date but on or prior to such Series J Dividend Payment Date (except shares called for redemption or exchange on a redemption date or exchange date between such Series J Record Date and Series J Dividend Payment Date and with respect to which such redemption or exchange has not been rescinded), the registered holder of such shares at the close of business on such Series J Record Date shall be entitled to receive the dividend, if any, payable on such shares on such Series J Dividend Payment Date notwithstanding the conversion thereof. Shares of New Time Warner Series J Preferred Stock surrendered for conversion during the period from the close of business on any Series J Record Date next preceding any Series J Dividend Payment Date to the opening of business on such Series J Dividend Payment Date shall (except in the case of shares which have been called for redemption or exchange on a redemption date or exchange date within such period and with respect to which such redemption or exchange has not been rescinded) be accompanied by payment of an amount equal to the dividend payable on such Series J Dividend Payment Date on the shares being surrendered for conversion. Except as described herein, no adjustments in respect of payments of dividends on shares surrendered for conversion or any dividend on the New Time Warner

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

Common Stock issued upon conversion will be made upon the conversion of any shares of New Time Warner Series J Preferred Stock.

  New Time Warner may, but is not required to, in connection with any conversion of shares of New Time Warner Series J Preferred Stock, issue a fraction of a share of New Time Warner Common Stock, and if New
Time Warner does not to issue any such fraction, New Time Warner shall, except as described below, make a cash payment (rounded to the nearest cent) equal to such fraction multiplied by the closing price of the New Time Warner Common Stock on the last NYSE trading day prior to the date of conversion.

  Conversion of shares of New Time Warner Series J Preferred Stock will be deemed to have been made as of the date that certificates for such shares, and a written notice of election to convert and any required payment, are received by the transfer agent or agents for the New Time Warner Series J Preferred Stock; and the person entitled to receive the New Time Warner Common Stock issuable upon such conversion will be treated for all purposes as the record holder of such New Time Warner Common Stock on such date. If New Time Warner has rescinded a redemption or exchange of shares of New Time Warner Series J Preferred Stock, any holder of shares of New Time Warner Series J Preferred Stock that shall have surrendered such shares for conversion following the day on which notice of the subsequently rescinded redemption or exchange shall have been given but prior to the close of business on the later of (a) the NYSE trading day next succeeding the date on which public announcement of the rescission of such redemption or exchange was made and (b) the NYSE trading day on which the notice of rescission is deemed given (a "Converting Holder") may rescind the conversion of such shares surrendered for conversion by properly completing a form prescribed by New Time Warner and mailed to holders of shares of the New Time Warner Series J Preferred Stock (including Converting Holders) with New Time Warner's notice of rescission delivering such form to New Time Warner no later than the close of business on that date that is 15 NYSE trading days following the date of mailing of New Time Warner's notice of rescission.

  If any shares of New Time Warner Common Stock which would be issuable upon conversion of shares of the New Time Warner Series J Preferred Stock require registration with or approval of any governmental authority before such shares may be issued upon conversion, New Time Warner is required to cause such shares to be duly registered or approved, as the case may be, and to endeavor to list the shares of (or depositary shares representing fractional interests in) New Time Warner Common Stock required to be delivered upon conversion of shares of the New Time Warner Series J Preferred Stock prior to such delivery upon the principal national securities exchange upon which the outstanding New Time Warner Common Stock is listed at the time of such delivery.

  New Time Warner is required to pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of New Time Warner Common Stock on conversion of shares of the New Time Warner Series J Preferred Stock. New Time Warner is not, however, required to pay any tax which is payable in respect of any transfer involved in the issue or delivery of New Time Warner Common Stock in a name other than that in which the shares of the New Time Warner Series J Preferred Stock so converted were registered, and no such issue or delivery is permitted unless and until the person requesting such issue has paid to New Time Warner the amount of such tax, or has established, to the satisfaction of New Time Warner, that such tax has been paid.

  Adjustment of Series J Conversion Rate for Certain Actions or Events. The Series J Conversion Rate will be adjusted from time to time as follows:

    (a) In case New Time Warner (i) pays a dividend in shares of New Time Warner Common Stock, (ii) combines the outstanding shares of New Time Warner Common Stock into a smaller number of shares, (iii) subdivides the outstanding shares of New Time Warner Common Stock or (iv) issues by reclassification of the shares of New Time Warner Common Stock any shares of New Time Warner Capital Stock, then the Series J Conversion Rate in effect immediately before such action will be adjusted so that the holders of New Time Warner Series J Preferred Stock will be entitled to receive upon conversion the kind and amount

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

  of shares of capital stock of New Time Warner which they would have owned or been entitled to receive upon or by reason of such event if such shares had been converted immediately before the record date (or, if no record date, the effective date) for such event. Any such adjustment will become effective retroactively immediately after the record date in the case of a dividend or distribution and will become effective retroactively immediately after the effective date in the case of a subdivision, combination or reclassification. Each holder of New Time Warner Series J Preferred Stock shall be deemed to have failed to exercise any right to elect the kind or amount of securities receivable upon the payment of any such dividend, subdivision, combination or reclassification (provided that if the kind or amount of securities receivable upon such dividend, subdivision, combination or reclassification is not the same for each nonelecting share, then the kind and amount of securities receivable upon such dividend, subdivision, combination or reclassification for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares).

    (b) If New Time Warner issues rights or warrants to all holders of shares of New Time Warner Common Stock entitling them (for a period expiring within 45 days after the record date for such issuance) to subscribe for or purchase shares of New Time Warner Common Stock (or securities convertible into shares of New Time Warner Common Stock) at a price per share less than the current market price of the New Time Warner Common Stock at such record date (treating the price per share of the securities convertible into New Time Warner Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into New Time Warner Common Stock plus
  (ii) any additional consideration initially payable upon the conversion of such security into New Time Warner Common Stock divided by (y) the number of shares of New Time Warner Common Stock initially underlying such convertible security), the Series J Conversion Rate shall be adjusted so that it shall equal the rate determined by multiplying the Series J Conversion Rate in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of New Time Warner Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of New Time Warner Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible), and the denominator of which shall be the number of shares of New Time Warner Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate purchase price of the convertible securities so offered plus the aggregate amount of any additional consideration initially payable upon conversion into New Time Warner Common Stock) would purchase at such current market price of the New Time Warner Common Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

    (c) If New Time Warner distributes to all holders of shares of New Time Warner Common Stock (including any such distribution made in connection with a consolidation or merger in which New Time Warner is the continuing corporation and the New Time Warner Common Stock is not changed or exchanged) cash, evidences of its indebtedness, securities or assets (excluding (i) regularly scheduled cash dividends or (ii) dividends payable in shares of New Time Warner Common Stock for which adjustment is made under the second preceding paragraph) or rights or warrants to subscribe for or purchase securities of New Time Warner, then in each such case the Series J Conversion Rate shall be adjusted so that it shall equal the rate determined by multiplying the Series J Conversion Rate in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the current market price of the New Time Warner Common Stock on the record date referred to below, and the denominator of which shall be such current market price of the New Time Warner Common Stock less the then fair market value of the portion of the cash or assets or evidences of indebtedness or securities so distributed or of such subscription rights or warrants applicable to one share of New Time Warner Common Stock (provided that such denominator shall never be less than one); provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of New Time Warner if the holder of shares of New Time Warner Series J Preferred Stock would otherwise be entitled to receive such rights upon conversion at any time of shares of New Time Warner Series J Preferred Stock into New Time Warner Common Stock unless

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

  such rights are subsequently redeemed by New Time Warner, in which case such redemption shall be treated for purposes of this Section as a dividend on the New Time Warner Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

    (d) If New Time Warner or any subsidiary thereof makes a Pro Rata Repurchase (as defined below), the Series J Conversion Rate in effect immediately prior to such action shall be adjusted (but shall not be decreased) by multiplying such Series J Conversion Rate by a fraction, the numerator of which shall be the product of (i) the number of shares of New Time Warner Common Stock outstanding immediately before such Pro Rata Repurchase minus the number of shares of New Time Warner Common Stock repurchased by New Time Warner or any subsidiary thereof in such Pro Rata Repurchase and (ii) the current market price of the New Time Warner Common Stock as of the day immediately preceding the first public announcement by New Time Warner of the intent to effect such Pro Rata Repurchase, and the denominator of which shall be (i) the product of (x) the number of shares of New Time Warner Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the current market price of the New Time Warner Common Stock as of the day immediately preceding the first public announcement by New Time Warner of the intent to effect such Pro Rata Repurchase minus (ii) the aggregate purchase price of the Pro Rata Repurchase (provided that such denominator shall never be less than one). Such adjustment shall become effective immediately after the effective date of such Pro Rata Repurchase. For purposes of the New Time Warner Series J Preferred Stock, "Pro Rata Repurchase" means the purchase of shares of New Time Warner Common Stock by New Time Warner or by any of its subsidiaries, which purchase is subject to Section 13(e) of the Exchange Act or is made pursuant to an offer made available to all holders of New Time Warner Common Stock, but excluding any purchase made in open market transactions that satisfies the conditions of clause (b) of Rule 10b-18 under the Exchange Act or has been designed (as reasonably determined by the New Time Warner Board or a committee thereof) to prevent such purchase from having a material effect on the trading market of the Common Stock. The "effective date" of a Pro Rata Repurchase means the applicable expiration date (including all extensions thereof) of any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase which is not a tender or exchange offer. The "current market price" of the New Time Warner Common Stock, as used with respect to the New Time Warner Series J Preferred Stock, on any date shall mean the average of the daily closing prices per share of the New Time Warner Common Stock for the five consecutive NYSE trading days ending on the NYSE trading day immediately preceding the applicable conversion, redemption or exchange date.

    (e) New Time Warner is entitled to make such additional adjustments in the Series J Conversion Rate, in addition to those described above in paragraphs (a), (b), (c) and (d) as are necessary in order that any dividend or distribution in New Time Warner Common Stock or any subdivision, reclassification or combination of shares of New Time Warner Common Stock referred to above, will not be taxable to the holders of New Time Warner Common Stock for United States Federal income tax purposes, so long as such additional adjustments do not decrease the Series J Conversion Rate.

    (f) New Time Warner may elect to defer (but only for five trading days following the occurrence of an event which necessitates adjustment of the Series J Conversion Rate) issuing to the holder of any shares of New Time Warner Series J Preferred Stock converted after such record date (i) the shares of New Time Warner Common Stock and other capital stock of New Time Warner issuable upon such conversion over and above (ii) the shares of New Time Warner Common Stock and other capital stock of New Time Warner issuable upon such conversion on the basis of the Series J Conversion Rate prior to adjustment; provided, however, that New Time Warner must deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

    (g) No adjustment will be made to the Series J Conversion Rate (i) if the effect thereof would be to reduce the Series J Conversion Price below the par value of the New Time Warner Common Stock or

  (ii) subject to paragraph (e) above, with respect to any share of New Time Warner Series J Preferred Stock that is converted, prior to the time such adjustment otherwise would be made.

  Adjustment of Series J Conversion Rate upon Consolidation, Merger or Sale of Assets. If

    (a) any consolidation or merger to which New Time Warner is a party, other than a merger or consolidation in which New Time Warner is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of New Time Warner Common Stock, occurs; or

    (b) any sale or conveyance of all or substantially all of the property and assets of New Time Warner occurs,

then each share of New Time Warner Series J Preferred Stock outstanding after the date of such consolidation, merger, sale or conveyance shall be convertible from and after such consolidation, merger, sale or conveyance into the kind and amount of shares of stock or other securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of New Time Warner Common Stock into which such share could have been converted immediately prior to such consolidation, merger, sale or conveyance, subject to adjustment which shall be as nearly equivalent as may be practicable to the adjustments described herein. New Time Warner will not enter into any of the transactions referred to in clause (a) or (b) of the immediately preceding paragraph unless effective provision shall be made so as to give effect to the provisions set forth in the immediately preceding paragraph. The provisions of this paragraph shall apply similarly to successive consolidations, mergers, sales or conveyances.

 Redemption or Exchange at New Time Warner's Option

  General. New Time Warner may, at its sole option from time to time on and after May 2, 2000, redeem, out of funds legally available therefor, or exchange, as provided below, shares of New Time Warner Common Stock for, all or any part of the outstanding shares of the New Time Warner Series J Preferred Stock. The redemption or exchange price for each such share called for redemption or exchange pursuant to clause (i) of the immediately succeeding paragraph shall be the liquidation value together with an amount equal to the accrued and unpaid dividends to the date fixed for redemption or exchange (hereinafter collectively referred to as the "Series J Redemption Price").

  On the date fixed for redemption or exchange of shares of New Time Warner Series J Preferred Stock, New Time Warner will, at its option, effect either

      (i) (A) a redemption of the shares of New Time Warner Series J Preferred Stock to be redeemed by way of payment, out of funds legally available therefor, of cash equal to the aggregate Series J Redemption Price for the shares then being redeemed, (B) an exchange of the shares of New Time Warner Series J Preferred Stock being exchanged for shares of New Time Warner Common Stock the aggregate current market price of which shall be equal to the aggregate Series J Redemption Price of the shares then being exchanged (provided that New Time Warner will be entitled to deliver cash in lieu of any fractional share of New Time Warner Common Stock or (C) any combination of a cash redemption and an exchange with respect to the shares of New Time Warner Series J Preferred Stock called for redemption or exchange; provided, however, that the Corporation may not redeem or exchange any shares of New Time Warner Series J Preferred Stock pursuant to this clause (i) unless the closing price of the New Time Warner Common Stock shall have equalled or exceeded 125% of the Series J Conversion Price for at least twenty NYSE trading days within thirty consecutive NYSE trading days ending within fifteen NYSE trading days prior to the date notice of redemption is given; or

      (ii) an exchange of the shares of New Time Warner Series J Preferred Stock for shares of New Time Warner Common Stock at a rate of exchange per $100 in liquidation value of New Time Warner

    Series J Preferred Stock equal to the Series J Conversion Rate (provided that New Time Warner will be entitled to deliver cash in lieu of any fractional share of New Time Warner Common Stock; provided, however, that New Time Warner may not exchange any shares of New Time Warner Series J Preferred Stock pursuant to this clause (ii) unless all dividends with respect to such shares accrued through the Series J Dividend Payment Date immediately prior to the date fixed for such exchange shall have been declared and paid. Except as provided in the proviso in the previous sentence, upon receipt of shares of New Time Warner Common Stock in exchange for shares of New Time Warner Series J Preferred Stock being exchanged pursuant to this clause (ii), the holders of such shares of New Time Warner Series J Preferred Stock shall not be entitled to any accrued and unpaid dividends to the date fixed for exchange.

  In the event that fewer than all the outstanding shares of the New Time Warner Series J Preferred Stock are to be redeemed or exchanged, the number of shares to be redeemed or exchanged from each holder of shares of New Time Warner Series J Preferred Stock shall be determined by New Time Warner by lot or pro rata or by any other method as may be determined by the New Time Warner Board.

  Notice of any proposed redemption or exchange may be given by New Time Warner by mailing a copy of such notice not less than 15 nor more than 60 days prior to the date fixed for redemption or exchange, to the record holder of the shares to be redeemed or exchanged, at their addresses as reported on the books of New Time Warner.

  All dividends on the shares so called for redemption or exchange shall cease to accrue and all rights of the holders thereof as stockholders of New Time Warner with respect to shares so called for redemption or exchange (except (i) in the case of redemption, the right to receive the Series J Redemption Price without interest and, in the case of exchange, the right to receive the shares of New Time Warner Common Stock and cash, if any, exchanged therefor and (ii) the right to convert such shares as described above under "--Conversion Provisions" above) shall terminate (including any right to receive dividends otherwise payable on any Series J Dividend Payment Date that would have occurred after the time and date of redemption or exchange) either in the case of a redemption or exchange, from and after the time and date fixed in the notice of redemption or exchange as the time and date of redemption or exchange (unless New Time Warner shall (x) in the case of a redemption, default in the payment of the Series J Redemption Price, (y) in the case of an exchange, fail to exchange the shares of New Time Warner Series J Preferred Stock for the applicable number of shares of New Time Warner Common Stock and any applicable cash amount or (z) exercise its right to rescind such redemption or exchange, in which case such rights shall not terminate at such time and date) or, if New Time Warner shall so elect and state in the notice of redemption or exchange, from and after the time and date (which date shall be the date of redemption or exchange or an earlier date not less than 15 days after the date of mailing of the redemption or exchange notice) on which New Time Warner shall irrevocably deposit with a designated bank or trust company designated as paying agent, money sufficient to pay at the office of such paying agent, on the redemption date, the Series J Redemption Price, in the case of redemption, or certificates representing the shares of New Time Warner Common Stock to be so exchanged and any applicable cash amount, in the case of an exchange. Subject to applicable escheat laws, any moneys or certificates so set aside by New Time Warner and unclaimed at the end of one year from the redemption date will revert to the general funds of New Time Warner, after which reversion the holders of such shares so called for redemption or exchange may look only to New Time Warner for the payment of the Series J Redemption Price or the Series J Exchange Price, as applicable, without interest. Any interest accrued on funds so deposited shall be paid to New Time Warner from time to time.

  The New Time Warner Series J Preferred Stock will also be subject to redemption at the option of New Time Warner pursuant to Section 5 of Article IV of the New Time Warner Charter.

  Right to Rescind Redemption. If a Redemption Rescission Event (as defined below) shall occur following any day on which a notice of redemption or exchange shall have been given but at or prior to the earlier of (a) the time and date fixed for redemption or exchange as set forth in such notice of redemption or exchange and (b) the time and date at which New Time Warner shall have irrevocably deposited funds or certificates with a designated bank or trust company, New Time Warner may, at its sole option, at any time prior to the earliest of (i) the close of business on that day which is two NYSE trading days following such Redemption Rescission Event, (ii) the time and date fixed for redemption or exchange as set forth in such notice and
(iii) the time and date on which New Time Warner shall have irrevocably deposited such funds or certificates with a designated bank or trust company, rescind the redemption or exchange to which such notice of redemption or exchange shall have related by making a public announcement of such rescission. From and after the making of such announcement, New Time Warner shall have no obligation to redeem or exchange shares of New Time Warner Series J Preferred Stock called for redemption or exchange pursuant to such notice of redemption or exchange or to pay the redemption price or exchange price therefor and all rights of holders of New Time Warner Series J Preferred Stock shall be restored as if such notice of redemption or exchange had not been given. New Time Warner will give notice of any such rescission as promptly as practicable, but in no event later than the close of business on that date which is five NYSE trading days following the date of public announcement of such rescission to each record holder of shares of New Time Warner Series J Preferred Stock at the close of business on such date and to any other person or entity that was a record holder of shares of New Time Warner Series J Preferred Stock and that shall have surrendered shares of New Time Warner Series J Preferred Stock for conversion following the giving of notice of the subsequently rescinded redemption or exchange. For purposes of the New Time Warner Series J Preferred Stock, a "Redemption Rescission Event" means the occurrence of (a) any general suspension of trading in, or limitation on prices for, securities on the principal national securities exchange on which shares of New Time Warner Common Stock are registered and listed for trading (or, if shares of New Time Warner Common Stock are not registered and listed for trading on any such exchange, in the over-the-counter market) for more than six-and-one-half consecutive trading hours, (b) any decline in either the Dow Jones Industrial Average or the Standard & Poor's Index of 400 Industrial Companies (or any successor index published by Dow Jones & Company, Inc. or Standard & Poor's Corporation) by either (i) an amount in excess of 10%, measured from the close of business on any NYSE trading day to the close of business on the next succeeding NYSE trading day during the period commencing on the NYSE trading day preceding the day notice of any redemption or exchange of shares is given (or, if such notice is given after the close of business on a NYSE trading day, commencing on such NYSE trading day) and ending at the earlier of (x) the time and date fixed for redemption or exchange in such notice and (y) the time and date at which New Time Warner shall have irrevocably deposited funds or certificates with a designated bank or trust company or (ii) an amount in excess of 15% (or, if the time and date fixed for redemption or exchange is more than 15 days following the date on which notice of redemption or exchange is given, 20%), measured from the close of business on the NYSE trading day preceding the day notice of such redemption or exchange is given (or, if such notice is given after the close of business on a NYSE trading day, from such NYSE trading day) to the close of business on any NYSE trading day on or prior to the earlier of the dates specified in clauses (x) and (y) above, (c) a declaration of a banking moratorium or any suspension of payments in respect of banks by Federal or state authorities in the United States or (d) the commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States which in the reasonable judgment of New Time Warner could have a material adverse effect on the market for the New Time Warner Common Stock.

 Liquidation Rights

  Upon the dissolution, liquidation or winding up of New Time Warner, whether voluntary or involuntary, holders of shares of New Time Warner Series J Preferred Stock shall be entitled to receive out of the assets of New Time Warner available for distribution to stockholders, in preference to the holders of, and before any payment or distribution shall be made on, junior stock, the liquidation value in respect of such share, plus an amount equal to all accrued and unpaid dividends to the date of final distribution. The liquidation value applicable to shares of New Time Warner Series J Preferred Stock shall initially be $100 per share, subject to adjustment from time to time to appropriately give effect to any split or combination of such share. In the event the assets of New Time Warner available for distribution to the holders of New Time Warner Series J Preferred Stock upon any dissolution, liquidation or winding up of New Time Warner, whether voluntary or involuntary, are insufficient to pay in full all amounts to which such holders are entitled, no such distribution may be made on account of any shares of any parity stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of shares of the New Time Warner Series J Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all parity stock are entitled upon such dissolution, liquidation or winding up.

 Voting Rights

  Each share of New Time Warner Series J Preferred Stock will be entitled to vote together with holders of the shares of New Time Warner Common Stock (and any other class or series which may similarly be entitled to vote with the shares of New Time Warner Common Stock) as a single class upon all matters upon which holders of New Time Warner Common Stock are entitled to vote. In any such vote, the holder of such share shall be entitled to two votes per $100 in liquidation value of such share, subject to adjustment at the same time and in the same manner as each adjustment of the Series J Conversion Rate, so that the holders of New Time Warner Series J Preferred Stock shall be entitled following such adjustment to the number of votes equal to the number of votes such holders were entitled to immediately prior to such adjustment multiplied by a fraction (x) the numerator of which is the Series J Conversion Rate as adjusted and (y) the denominator of which is the Series J Conversion Rate immediately prior to such adjustment.

  So long as any shares of New Time Warner Series J Preferred Stock shall be outstanding, unless a greater percentage is required by law, New Time Warner will not, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of shares of New Time Warner Series J Preferred Stock representing at least two-thirds of the aggregate voting power of shares of New Time Warner Series J Preferred Stock then outstanding, (i) authorize any class or series of stock ranking prior to the New Time Warner Series J Preferred Stock or reclassify any parity stock or junior stock into shares of stock ranking prior to the New Time Warner Series J Preferred Stock,
(ii) amend, alter or repeal any provision of the Certificate of Designations of New Time Warner Series J Preferred Stock or the New Time Warner Certificate of Incorporation so as in any such case to materially and adversely affect the preferences, special rights, powers or privileges of the shares of New Time Warner Series J Preferred Stock.

  No consent of holders of the New Time Warner Series J Preferred Stock is required for (i) the creation of any indebtedness of any kind of New Time Warner, (ii) the authorization or issuance of any class of junior stock or parity stock, (iii) in certain circumstances, the authorization, designation or issuance of additional shares of New Time Warner Series J Preferred Stock or (iv) subject to the immediately preceding paragraph, the authorization or issuance of any other shares of New Time Warner Preferred Stock.

  If and whenever at any time or times dividends payable on shares of the New Time Warner Series J Preferred Stock shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six quarterly dividend periods, then the number of directors constituting the New Time Warner Board shall be increased by two (without duplication of any such increase in directorships required by the terms of any other New Time Warner Capital Stock which has similar rights) and the holders of shares of the New Time Warner Series J Preferred Stock, together with the holders of any shares of any parity stock as to which in each case dividends are in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six quarterly dividend periods, shall have the exclusive right, voting separately as a class with such other series, to elect two directors of New Time Warner.

NEW TIME WARNER SERIES M PREFERRED STOCK

 General

  The New Time Warner Series M Preferred Stock is identical to the 10 1/4% Series M Exchangeable Preferred Stock, par value $1.00 per share, of Time Warner (the "Time Warner Series M Preferred Stock"), except for (a) the items described under "Comparison of Rights of Stockholders of New Time Warner and Time Warner" and (b) certain technical, immaterial changes (primarily giving precise dates for certain matters rather than anniversaries of dates of issuance, changing the definition of "Parity Stock" to include all the pari passu New

Time Warner Preferred Stock and changing the definition of "Junior Stock" to include the LMC Series Common Stock). The Time Warner Series M Preferred Stock is being issued to the holders of Time Warner Series K Preferred Stock in a registered exchange offer. Holders of shares of Time Warner Series M Preferred Stock, if any, and holders of shares of Time Warner Series K Preferred Stock, if any, will receive shares of New Time Warner Series M Preferred Stock in the Time Warner Merger.

 Dividend Rights

  Holders of New Time Warner Series M Preferred Stock are entitled, when, as and if declared by the New Time Warner Board out of funds legally available therefor, to receive dividends on each outstanding share of New Time Warner Series M Preferred Stock, at the rate of 10 1/4% per annum. Dividends on the New Time Warner Series M Preferred Stock are payable quarterly in arrears on March 30, June 30, September 30 and December 30 of each year (each a "Series M Dividend Payment Date"), to holders of record of the New Time Warner Series M Preferred Stock on March 10, June 10, September 10 and December 10, respectively (each a "Series M Record Date"), immediately preceding such Series M Dividend Payment Date; provided, however, that the dividend payable on the first Series M Dividend Payment Date shall be computed as if the period in respect of which such dividend is payable commenced on the date of payment of the last dividend paid on the Time Warner Series M Preferred Stock or the Time Warner Series K Preferred Stock, as applicable, and no payments will be made by Time Warner with respect to the Time Warner Series M Preferred Stock or the Time Warner Series K Preferred Stock, as applicable, for the dividend period ending on the first Series M Dividend Payment Date. Dividends on the New Time Warner Series M Preferred Stock will be cumulative (whether or not earned or declared) and dividends that are not declared and paid when due will compound quarterly on each Series M Dividend Payment Date at the dividend rate until payment is made.

  Dividends may, at the option of New Time Warner, be paid on any Series M Dividend Payment Date either in cash or by issuing fully paid and nonassessable shares of New Time Warner Series M Preferred Stock with an aggregate liquidation preference equal to the amount of such dividends; provided, however, that dividends payable on any Series M Dividend Payment Date shall be paid (i) in cash, to the extent of an amount equal to the Pro Rata Percentage as of the Series M Record Date applicable to the immediately preceding Series M Dividend Payment Date, multiplied by the amount of cash distributions, excluding Tax Distributions other than Included Tax Distributions, if any, received by New Time Warner (and its subsidiaries) on or after the Series M Record Date applicable to the immediately preceding Series M Dividend Payment Date, to, but not including, the current Series M Record Date with respect to its TWE Series B Capital and TWE Junior Capital and (ii) in New Time Warner Series M Preferred Stock or cash, at New Time Warner's option, to the extent of any balance.

  No dividends may be declared or paid or set apart for payment on New Time Warner Series M Preferred Stock or any other Parity Stock, and no Parity Stock, including the New Time Warner Series M Preferred Stock, may be repurchased, exchanged, redeemed or otherwise retired by New Time Warner, nor may funds be set apart for payment with respect thereto, unless full cumulative dividends shall have been paid or set apart for such payment on, and all applicable redemption, exchange and repurchase obligations shall have been satisfied with respect to, all outstanding shares of New Time Warner Series M Preferred Stock and such other Parity Stock; provided that dividends may be paid on Parity Stock if they are payable in Junior Stock; and provided further that Parity Stock may be converted into or exchanged for Parity Stock (having the same liquidation preference) or Junior Stock. If full dividends are not so paid, the New Time Warner Series M Preferred Stock will share dividends with all other Parity Stock so that the amount of dividends declared per share on the New Time Warner Series M Preferred Stock and all such other Parity Stock will in all cases bear the same ratio that cumulative dividends per share on the New Time Warner Series M Preferred Stock and all such other Parity Stock bear to each other. No dividends may be paid or set apart for such payment on Junior Stock, and no Junior Stock may be repurchased, exchanged, redeemed or otherwise retired nor may funds be set apart for payment with respect thereto, if full cumulative dividends have not been paid on the New Time Warner Series M Preferred Stock or any applicable redemption, exchange and repurchase obligation has not been satisfied with respect to all outstanding shares of New Time Warner Series M Preferred Stock; provided that dividends or distributions may be made on Junior Stock if they are payable-in-kind in additional shares of, or warrants, rights, calls or options exercisable for or convertible into additional shares of Junior Stock; and provided further that Junior Stock may be converted into or exchanged for Junior Stock. In addition, in the event that there shall have occurred certain events of default in connection with New Time Warner's debt, New Time Warner will not declare or pay or make any distributions on or with respect to, or purchase, redeem or exchange any New Time Warner Capital Stock, except where such dividend or payment is made in the form of, or such exchange is for, New Time Warner Capital Stock.

 Optional Redemption

  The New Time Warner Series M Preferred Stock may not be redeemed at the option of New Time Warner prior to July 1, 2006. Thereafter, the New Time Warner Series M Preferred Stock will be redeemable at New Time Warner's option, in whole or in part, at any time and from time to time upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to the registered address of each holder of the New Time Warner Series M Preferred Stock as of the record date for such redemption. The redemption price for each share of New Time Warner Series M Preferred Stock called for redemption during the 12-month period commencing on July 1 of the years set forth below shall be the amounts (expressed as percentages of the liquidation preference thereof) set forth opposite such years, plus accrued and unpaid dividends to the redemption date.

                                                               PERCENTAGE OF
                                                                LIQUIDATION
      PERIOD                                                    PREFERENCE
      ------                                                   ------------- ---
      2006....................................................    105.125%
      2007....................................................    103.844
      2008....................................................    102.563
      2009....................................................    101.281
      2010 and thereafter.....................................    100.000

  No optional redemption shall be effected unless New Time Warner shall have obtained a Rating Confirmation with respect to such redemption.

 Mandatory Redemption

  On July 1 of 2012, 2013, 2014 and 2015 (each, a "Series M Mandatory Redemption Date"), New Time Warner is required to redeem the Redeemable Number of shares of New Time Warner Series M Preferred Stock at the Mandatory Redemption Price.

  On July 1, 2016 (the "Final Redemption Date"), New Time Warner is required to redeem all of the then outstanding shares of New Time Warner Series M Preferred Stock at the lesser of the Mandatory Redemption Amount and the Mandatory Redemption Price; provided that if New Time Warner does not obtain a TWE Valuation within 150 days following the final Series B Redemption date or if the TWE Series B Capital has been fully redeemed in accordance with the TWE Partnership Agreement, New Time Warner shall redeem the New Time Warner Series M Preferred Stock at the Mandatory Redemption Price.

  Upon the redemption of New Time Warner Series M Preferred Stock on the Final Redemption Date, New Time Warner's obligations with respect thereto will be discharged, and if such redemption is effected at the Mandatory Redemption Amount, holders of shares of New Time Warner Series M Preferred Stock may have received less than the liquidation preference thereof plus accumulated and accrued and unpaid dividends thereon. New Time Warner's obligation to redeem the New Time Warner Series K Preferred Stock is subject to the legal availability at New Time Warner of funds therefor.

 Redemption Upon Insolvency of TWE

  In the event of a liquidation, winding up or dissolution of TWE as a result of the insolvency of TWE, the New Time Warner Series M Preferred Stock will be mandatorily redeemable at the Insolvency Redemption
Amount. Upon such a redemption of New Time Warner Series M Preferred Stock, New Time Warner's obligation with respect thereto will be discharged and holders of New Time Warner Series M Preferred Stock may have received less than the liquidation preference thereof plus accrued and unpaid dividends thereon. New Time Warner's obligations to redeem the New Time Warner Series M Preferred Stock upon an insolvency of TWE is subject to the legal availability at New Time Warner of funds therefor.

 Reorganization of TWE

  Upon a Reorganization of TWE, New Time Warner will, within 90 days, make a public announcement that it intends to either (i) exchange each outstanding share of New Time Warner Series M Preferred Stock for shares of New Time Warner Series L Preferred Stock having an aggregate liquidation preference equal to the liquidation preference of such share of New Time Warner Series M Preferred Stock plus accrued and unpaid dividends thereon at the date of exchange or (ii) redeem the outstanding shares of New Time Warner Series M Preferred Stock at the Reorganization Redemption Price; provided, however, that no such redemption shall be effected prior to July 1, 2011 unless New Time Warner shall have obtained a Rating Confirmation with respect to such redemption. New Time Warner's ability to effect such redemption is subject to the legal availability at New Time Warner of funds therefor.

 Change of Control

  Upon the occurrence of a Series M Change of Control, New Time Warner will make an offer to each holder of New Time Warner Series M Preferred Stock to repurchase all or any part of such holder's New Time Warner Series M Preferred Stock at a purchase price in cash equal to 101% of the liquidation preference thereof, plus an amount equal to all accrued and unpaid dividends per share to the date of purchase. Such offer must be made within 30 days following a Series M Change of Control, must remain open for at least 30 and not more than 40 days and must comply with the requirements of Rule 14e-1 under the Exchange Act and any other applicable securities laws and regulations. New Time Warner's obligation to offer to purchase the New Time Warner Series M Preferred Stock is subject to the legal availability at New Time Warner of funds therefor.

 Procedure for Redemption or Exchange

  On and after a redemption or exchange date, unless New Time Warner defaults in the payment of the applicable redemption price or exchange obligations, dividends will cease to accrue on shares of New Time Warner Series M Preferred Stock called for redemption or exchange and all rights of holders of such shares will terminate except for the right to receive the redemption price or New Time Warner Series L Preferred Stock, as the case may be, without interest. New Time Warner will send a written notice of redemption by first class mail to each holder of record of shares of New Time Warner Series M Preferred Stock, not fewer than 30 days nor more than 60 days prior to the date fixed for such redemption.

  In the event of partial redemptions of New Time Warner Series M Preferred Stock, the shares to be redeemed will be determined pro rata or by lot, as determined by New Time Warner, except that New Time Warner may redeem such shares held by any holder of fewer than 100 shares (or shares held by holders who would hold less than 100 shares as a result of such redemption), as may be determined by New Time Warner.

 Liquidation Preference

  In the event of any liquidation, winding-up or dissolution of New Time Warner, holders of New Time Warner Series M Preferred Stock will be entitled to their pro rata portion of the assets of New Time Warner available for distribution to holders of Parity Stock up to the liquidation preference of the New Time Warner Series M Preferred Stock, plus accrued and unpaid dividends, before any distribution is made on any Junior Stock, including, without limitation, on any New Time Warner Common Stock. If upon any liquidation, winding-up or dissolution of New Time Warner, the amounts payable with respect to the New Time Warner Series M Preferred Stock and the other Parity Stock are not paid in full, the holders of the New Time Warner Series M Preferred Stock and the other Parity Stock will share equally and ratably in any distribution of assets of New Time Warner in proportion to the full liquidation preference to which each is entitled. After payment of the full amount of the liquidation preferences to which they are entitled, the holders of shares of New Time Warner Series M Preferred Stock will not be entitled to any further participation in any distribution of assets of New Time Warner. Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of New Time Warner nor the consolidation or merger of New Time Warner with one or more corporations will be deemed to be a liquidation, winding-up or dissolution of New Time Warner.

 Voting Rights

  Holders of the New Time Warner Series M Preferred Stock will have no voting rights with respect to general corporate matters except as provided by law or as set forth in the Certificate of Designation therefor. The Certificate of Designation for the New Time Warner Series M Preferred Stock provides that upon a failure of New Time Warner to (a) pay dividends on the New Time Warner Series M Preferred Stock in cash or, to the extent permitted by its terms, by the issuance of additional shares of New Time Warner Series M Preferred Stock, for more than six consecutive quarterly dividend periods or (b) discharge any redemption or exchange obligation with respect to the New Time Warner Series M Preferred Stock, the size of the New Time Warner Board will be increased by two directors, and holders of the outstanding shares of New Time Warner Series M Preferred Stock, voting or consenting, as the case may be, together as a class with the holders of any shares of Parity Stock as to which dividends are similarly in arrears or unpaid or New Time Warner's redemption or exchange obligation has not been satisfied, and to which similar voting rights apply, will be entitled to elect two directors to fill the newly created directorships. Such voting rights will continue until such time as all dividends in arrears on the New Time Warner Series M Preferred Stock are paid in full and any failure, breach or default referred to in clause (b) is remedied, at which time the term of the directors elected pursuant to the provisions of this paragraph will terminate. Any vacancy occurring in the office of the directors elected by holders of the New Time Warner Series M Preferred Stock (and such other Parity Stock) may be filled by the remaining director elected by such holders unless and until such vacancy shall be filled by such holders.

  The Certificate of Designation for the New Time Warner Series M Preferred Stock will also provide that New Time Warner will not create, authorize or issue any new class of New Time Warner Capital Stock senior to the New Time Warner Series M Preferred Stock without the affirmative vote or consent of holders of at least a majority of the outstanding shares of New Time Warner Series M Preferred Stock, voting or consenting, as the case may be, separately as one class. The Certificate of Designation for the New Time Warner Series M Preferred Stock will also provide that New Time Warner may not amend such Certificate of Designation or the New Time Warner Charter so as to affect adversely the specified rights, preferences, privileges or voting rights of holders of shares of the New Time Warner Series M Preferred Stock, without the affirmative vote or consent of the holders of at least a majority of the outstanding shares of New Time Warner Series M Preferred Stock, voting or consenting, as the case may be, separately as one class. The holders of at least a majority of the outstanding shares of New Time Warner Series M Preferred Stock, voting or consenting, as the case may be, separately as one class, may also waive compliance with any provision of such Certificate of Designation. The Certificate of Designation for the New Time Warner Series M Preferred Stock will also provide that, except as set forth above, (a) the creation, authorization or issuance of any shares of Junior Stock or Parity Stock or (b) the increase or decrease in the amount of authorized New Time Warner Capital Stock of any class, including any New Time Warner Preferred Stock, shall not require the consent of the holders of New Time Warner Series M Preferred Stock, voting or consenting separately as one class, and shall not be deemed to affect adversely the rights, preferences, privileges or voting rights of holders of shares of New Time Warner Series M Preferred Stock.

  Under Delaware law, holders of New Time Warner Series M Preferred Stock will be entitled to vote together as a class with holders of any shares of New Time Warner Preferred Stock upon a proposed amendment to the New Time Warner Charter, whether or not entitled to vote thereon by the New Time Warner Charter, if the amendment would increase or decrease the par value of the shares of such class or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. If any proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but shall not so affect the entire class, then only the shares of the series so affected by such amendment will be entitled to vote thereon separately as one class.

Certain Definitions

  As used in this description of the New Time Warner Series M Preferred Stock, the following terms have the meanings set forth below:

  "Contributed Capital" means the initial priority capital and residual equity amounts that were assigned to the partners in TWE based on the estimated fair value of the net assets each contributed to TWE, as adjusted for the fair value of certain assets distributed by TWE to the Time Warner General Partners in 1993 which were not subsequently reacquired by TWE in 1995.

  "Cumulative Priority Capital" means the sum of Contributed Capital and the undistributed priority capital return. The priority capital return consists of net partnership income allocated to date in accordance with the provisions of the TWE Partnership Agreement and the right to be allocated additional partnership income which, together with any previously allocated net partnership income, provides for the various priority capital rates of return specified in the following table:

                                                               PRIORITY CAPITAL
                                                              RATES OF RETURN(A)
                                                              ------------------
                                                                 (% PER ANNUM
                                                                  COMPOUNDED
                                                                  QUARTERLY)
   TWE Senior Capital........................................        8.00%
   TWE Series A Capital......................................       13.00%(b)
   TWE Series B Capital......................................       13.25%(c)
   TWE Residual Capital......................................         --  (d)

- --------
(a) Income allocations related to priority capital rates of return are based on partnership income after any special income allocations for tax purposes.

(b) 11.00% to the extent concurrently distributed.

(c) 11.25% to the extent concurrently distributed.

(d) TWE Residual Capital is not entitled to stated priority rates of return and, as such, the Cumulative Priority Capital relating thereto is equal to the Contributed Capital. However, in the case of certain events such as the liquidation or dissolution of TWE, the TWE Residual Capital is entitled to any excess of the then fair value of the net assets of TWE over the aggregate amount of Cumulative Priority Capital and special tax allocations.

  "Included Tax Distributions" means, with respect to any period, Tax Distributions made by TWE during such period with respect to the TWE Series B Capital, but only if the total distributions made by TWE during such period with respect to the TWE Series B Capital exceed such Tax Distributions.

  "Insolvency Redemption Amount" means an amount equal to the lesser of (i) the sum of (a) the Pro Rata Percentage multiplied by the sum of cash distributions and non-cash distributions (the value of which shall be determined pursuant to a TWE Insolvency Valuation) received by New Time Warner (and its subsidiaries) with respect to its TWE Series B Capital and its TWE Junior Capital in connection with such liquidation, winding-up or dissolution, in accordance with the TWE Partnership Agreement and (b) an amount equal to dividends on the outstanding shares of New Time Warner Series M Preferred Stock for four quarters and one day and (ii) the liquidation preference of New Time Warner Series M Preferred Stock plus accumulated and accrued and unpaid dividends thereon.

  "Junior Stock" means New Time Warner Common Stock, New Time Warner Series A Preferred Stock, LMC Series Common Stock and all classes of New Time Warner Capital Stock established after the initial issuance of New Time Warner Series M Preferred Stock by the New Time Warner Board that by their terms are junior in right of payment to the Parity Stock.

  "Mandatory Redemption Amount" means an amount equal to (i) the Pro Rata Percentage (determined as of June 30, 2015 without giving effect to the Series B Redemption occurring on such date) multiplied by the amount (as determined by a TWE Valuation) that New Time Warner (and its subsidiaries) would have received in accordance with the TWE Partnership Agreement with respect to its TWE Series B Capital and its TWE Junior Capital had TWE sold all of its assets and liquidated on June 30, 2015 plus (ii) dividends on the outstanding shares of Series M Preferred Stock from July 1, 2015 to July 1, 2016.

  "Mandatory Redemption Price" means a redemption price equal to the liquidation preference of the New Time Warner Series M Preferred Stock to be redeemed, plus accumulated and accrued and unpaid dividends thereon.

  "Parity Stock" means the New Time Warner Series D Preferred Stock, New Time Warner Series E Preferred Stock, New Time Warner Series F Preferred Stock, New Time Warner Series G Preferred Stock, New Time Warner Series H Preferred Stock, New Time Warner Series I Preferred Stock, New Time Warner Series J Preferred Stock, New Time Warner Series M Preferred Stock and all classes of New Time Warner Capital Stock established after the initial issuance of Time Warner Series M Preferred Stock that by their terms are pari passu with the New Time Warner Series M Preferred Stock.

  "Pro Rata Percentage" means, as of any date, a fraction, the numerator of which shall be the aggregate liquidation preference of the outstanding shares of New Time Warner Series M Preferred Stock, as of such date, plus accumulated and unpaid dividends thereon, and the denominator of which shall be the Cumulative Priority Capital of the TWE Series B Capital as of such date. In calculating the Pro Rata Percentage in connection with the final mandatory redemption or upon the insolvency of TWE, the Cumulative Priority Capital of the TWE Series B Capital shall be increased by the sum of all Tax Distributions (other than Included Tax Distributions) made by TWE to Time Warner or New Time Warner (and their respective subsidiaries) following the initial issuance of the Time Warner Series K Preferred Stock with respect to the TWE Series B Capital.

  "Rating Confirmation" means either (i) a confirmation from each of Moody's Investors Service, Inc. or any successor to its rating agency business ("Moody's") and Standard and Poor's Corporation or any successor to its rating agency business ("S&P") that any contemplated redemption or exchange by New Time Warner would not result in a downgrade of its rating of New Time Warner senior unsecured long-term debt or (ii) a good faith determination by the New Time Warner Board or any committee thereof (after consultation with a nationally recognized investment banking firm meeting certain requirements) that any contemplated redemption or exchange by New Time Warner should not result in a downgrade in the rating of New Time Warner's senior unsecured long-term debt by either Moody's or S&P.

  "Redeemable Number" means, with respect to any Series M Mandatory Redemption Date, a number (rounded down to the nearest whole number) of shares of New Time Warner Series M Preferred Stock equal to (i) the Pro Rata Percentage (determined as of the June 30 occurring one year and one day prior to such Series M Mandatory Redemption Date without giving effect to the Series B Redemption occurring on such date) of the amount of (a) cash distributions received by Time Warner (and its subsidiaries) or New Time Warner (and its subsidiaries), as the case may be, in respect of the Series B Redemption occurring on such June 30 plus (b) cash distributions received by Time Warner or New Time Warner in respect of its TWE Junior Capital from such June 30 to such Series M Mandatory Redemption Date, divided by (ii) the liquidation preference of $1,000 per share plus accumulated and accrued and unpaid dividends thereon; provided, however, that in no event shall the Redeemable Number exceed 20%, 25%, 33 1/3% and 50% of the number of shares of New Time Warner Series M Preferred Stock outstanding on the Series M Mandatory Redemption Dates occurring on July 1 of 2012, 2013, 2014 and 2015, respectively.

  "Reorganization of TWE" means (i) any merger or consolidation of TWE or any sale of all or substantially all of the assets of TWE, (ii) the liquidation, winding up or dissolution of TWE other than as a result of the insolvency of TWE, (iii) the making of any distributions, in cash or other property (other than cash distributions in accordance with the TWE Partnership Agreement), on the partnership interests in TWE from and after the date of initial issuance of the Time Warner Series K Preferred Stock having an aggregate fair market value (together with any such prior distributions) in excess of $500,000,000 as determined by the New Time Warner Board in good faith, (iv) any transaction or series of related transactions which results in a sale or transfer of 10% or more of the total assets of TWE (excluding asset swaps and contributions to subsidiaries or joint ventures, other than joint ventures with any existing partner of TWE that is not a subsidiary of New Time Warner) unless such sale or transfer is made at fair market value, the net proceeds of such sale or transfer are substantially in cash and such cash is used to repay debt or is reinvested in the business of TWE, (v) any transfer of the beneficial ownership of a class of partnership interests in TWE that would result in New Time Warner (directly or indirectly) owning (after giving effect to any reductions permitted by clause (a) or (b)) less than 90% or more than 110% of its percentage ownership interests in any class as of the date of initial issuance of the Time Warner Series K Preferred Stock, other than any change resulting from (a) cash distributions in accordance with the TWE Partnership Agreement or (b) the issuance of partnership interests upon exercise of the U S WEST Option, (vi) any material reduction in voting or management rights of New Time Warner (and its subsidiaries) in TWE, (vii) any issuance of additional partnership interests which rank senior to the TWE Series B Capital (other than (a) the TWE Contingent Capital, (b) partnership interests issued upon exercise of the U S WEST Option or (c) partnership interests having a fair market value (together with any such prior issuances) no greater than $500,000,000, as determined by the New Time Warner Board in good faith, issued in connection with any contribution of assets to TWE), it being understood that allocations of income or accretion with respect to the capital accounts associated with the outstanding partnership interests shall not be considered issuances of additional partnership interests in TWE, (viii) any amendment (other than an amendment to effectuate an issuance permitted by clause
(vii)(c) above) to the TWE Partnership Agreement that adversely affects the allocation of income, payment of distributions, priority capital rate of return or the priority of the TWE Series B Capital or (ix) the six month anniversary of a contribution to TWE of filmed entertainment or programming assets currently owned or subject to an agreement to be acquired by New Time Warner or any of its subsidiaries (other than TWE) net of associated debt, the fair market value of which is in excess of $1 billion, which does not otherwise result in the occurrence of an event specified in (i) through (ix) above.

  "Reorganization Redemption Price" means 110% of the liquidation preference of the New Time Warner Series M Preferred Stock, plus accumulated and accrued and unpaid dividends, or, if the New Time Warner Series M Preferred Stock may be redeemed at the option of New Time Warner at such time, the optional redemption price then in effect.

  "Series B Redemption" means the distributions with respect to the TWE Series B Capital on June 30 of each of 2011, 2012, 2013, 2014 and 2015.

  "Series M Change of Control" means:

    (i) whenever in any three-year period, a majority of the members of the New Time Warner Board elected during such three-year period shall have been so elected against the recommendation of the management of New Time Warner or the New Time Warner Board in office immediately prior to such election; provided, however, that for purposes of this clause (i) a member of the New Time Warner Board will be deemed to have been elected against the recommendation of the New Time Warner Board if his or her initial election occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the New Time Warner Board; or

    (ii) whenever any person shall acquire (whether by merger, consolidation, sale, assignment, lease, transfer or otherwise, in one transaction or any related series of transactions) or otherwise beneficially own voting securities of New Time Warner that represent in excess of 50% of the voting power of all outstanding voting securities of New Time Warner generally entitled to vote for the election of directors, if such person had acquired or publicly announced its intention to initially acquire ten percent or more of such voting securities in a transaction that had not been approved by the management of New Time Warner within 30 days after the date of such acquisitions or public announcement.
  "Tax Distributions" means cash distributions to Time Warner (and its subsidiaries) or New Time Warner (and its subsidiaries), as the case may be, required to be made under the TWE Partnership Agreement to the partners of TWE to permit them to pay taxes at assumed statutory rates on their allocations of income from TWE.


  "TWE Contingent Capital" means increased partnership interests in TWE, which generally would be junior to the TWE Series B Capital but senior to the TWE Residual Capital, to which the Time Warner General Partners would be entitled if certain operating performance targets are achieved by TWE with respect to the five-year period ending December 31, 1996 and the ten-year period ending December 31, 2001.
  "TWE Insolvency Valuation" means the average of the determinations of two nationally recognized investment banking firms meeting certain requirements with respect to the fair market values of any non-cash distributions from TWE received by New Time Warner (and its subsidiaries) upon a liquidation, winding up or distribution of TWE as a result of the insolvency of TWE. Such investment banking firms shall be selected by New Time Warner within 30 days following the date of the completion of the liquidation, winding up or dissolution of TWE and shall render their opinions within 90 days following such date. For purposes of the foregoing, (i) the fair market value of such non-cash distributions shall be based on the price at which such property would be sold in an arm's length transaction between a willing buyer and a willing seller, and to the extent such property comprises an operating business, it shall be valued on a going concern basis and (ii) such value shall be increased by the sum of all Tax Distributions other than Included Tax Distributions made by TWE following the initial issuance of the Time Warner Series K Preferred Stock with respect to the TWE Series B Capital.


  "TWE Residual Capital" means the residual equity partnership interests in TWE that, in the case of certain events such as the liquidation or dissolution of TWE, are entitled to any excess of the then fair value of the net assets of TWE over the aggregate amount of Cumulative Priority Capital and special tax allocations.

  "TWE Senior Capital" means the senior priority capital interests in TWE that provide Time Warner with certain priority claims to the net partnership income of TWE and distributions of TWE partnership capital, including certain priority distributions of partnership capital in the event of liquidation or dissolution of TWE.
  "TWE Series A Capital" means the pro rata priority capital interests in TWE that provide Time Warner and U S WEST with certain priority claims to the net partnership income of TWE and distributions of TWE partnership capital, including certain priority distributions of partnership capital in the event of liquidation or dissolution of TWE.


  "TWE Series B Capital" means the priority capital interests in TWE that are junior to the TWE Series A Capital and provide Time Warner with certain priority claims to the net partnership income of TWE and distributions of TWE partnership capital, including certain priority distributions of partnership capital in the event of liquidation or dissolution of TWE.
  "TWE Valuation" means the average of the determinations of two nationally recognized investment banking firms meeting certain requirements with respect to the fair market values of the assets of TWE as of June 30, 2015 (without giving effect to the Series B Redemption or any distribution in respect of TWE Junior Capital occurring on such date). Such investment banking firms shall be selected by New Time Warner within 90 days following the final Series B Redemption date and shall render their opinions within 150 days following the final Series B Redemption date. For purposes of the foregoing, (i) the fair market value of the assets of TWE shall be determined on a going concern basis, assuming that each division of TWE is sold in a separate arm's length transaction between a willing buyer and a willing seller and (ii) such value shall be increased by the sum of all Tax Distributions (other than Included Tax Distributions) made by TWE following the initial issuance of the Time Warner Series K Preferred Stock with respect to the TWE Series B Capital.

  "U S WEST Option" means an option for U S WEST to increase its share of the TWE Series A Capital and the TWE Residual Capital by up to 6.33%, depending on the operating performance of TWE's cable business, exercisable between January 1, 1999 and on or about May 1, 2005 at a maximum exercise price of $1.25 billion to $1.8 billion, depending on the year of exercise.

NEW TIME WARNER SERIES L PREFERRED STOCK

  The provisions of the New Time Warner Series L Preferred Stock are substantially similar to those of the New Time Warner Series M Preferred Stock, except as set forth below. See "--New Time Warner Series M Preferred Stock." The definitions of certain capitalized terms used in the following summary are used as defined under "--New Time Warner Series M Preferred Stock" above.

 Dividends

  Holders of the New Time Warner Series L Preferred Stock are entitled, when, as and if declared by the New Time Warner Board out of funds legally available therefor, to receive dividends on each outstanding share of New Time Warner Series L Preferred Stock, at the rate of 10 1/4% per annum. Dividends on New Time Warner Series L Preferred Stock are payable quarterly in arrears on each Series M Dividend Payment Date, commencing on the first Series M Dividend Payment Date following the exchange of the New Time Warner Series M Preferred Stock for the New Time Warner Series L Preferred Stock to holders of record as of the immediately preceding March 15, June 15, September 15 and December 15, respectively. Dividends on the New Time Warner Series L Preferred Stock will be cumulative (whether or not earned or declared) and dividends which are not declared and paid when due will compound quarterly on each Series M Dividend Payment Date at the dividend rate until payment is made.

  Until June 30, 2006, dividends payable on any Series M Dividend Payment Date may, at the option of New Time Warner, be paid either in cash or by issuing fully paid and nonassessable shares of New Time Warner Series L Preferred Stock with an aggregate liquidation preference equal to the amount of such dividends. Thereafter, dividends are payable only in cash.

 Mandatory Redemption

  New Time Warner is required to redeem the outstanding shares of New Time Warner Series L Preferred Stock on July 1, 2011 at a price equal to the liquidation preference thereof plus accrued and unpaid dividends thereon. New Time Warner's obligation to redeem the New Time Warner Series L Preferred Stock is subject to the legal availability at New Time Warner of funds therefor.

 Exchange at Option of New Time Warner

  New Time Warner has the option on any Series M Dividend Payment Date to exchange, in whole but not in part, outstanding shares of New Time Warner Series L Preferred Stock for 10 1/4% Senior Subordinated Debentures due 2011 (the "Series L Debentures") having a principal amount equal to the liquidation preference of the New Time Warner Series L Preferred Stock plus accrued and unpaid dividends thereon; provided that such exchange shall not be effected unless all accrued dividends have been paid in full and New Time Warner shall have obtained a Rating Confirmation with respect to such exchange; provided further that, (a) if substantially all the debt of Time Warner immediately prior to consummation of the Mergers is assumed by New Time Warner and is guaranteed by Time Warner, Time Warner shall similarly provide a senior subordinated guarantee for the Series L Debentures and (b) if substantially all of the debt of Time Warner is not assumed by New Time Warner upon the consummation of the Mergers, New Time Warner may, at its option, exchange the New Time Warner Series L Preferred Stock for (i) Series L Debentures issued by Time Warner or (ii) Series L Debentures issued by New Time Warner with a senior subordinated guarantee of Time Warner. New Time Warner's ability to exchange New Time Warner Series L Preferred Stock for the Series L Debentures is subject to the legal availability at New Time Warner of funds therefor.

          OWNERSHIP OF TIME WARNER AND NEW TIME WARNER CAPITAL STOCK

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth, based on information as of June 30, 1996, the beneficial ownership of Time Warner Common Stock and the anticipated beneficial ownership, after giving effect to the Transaction, of New Time Warner Common Stock, as to (a) each Time Warner director and each person expected to be a New Time Warner director upon consummation of the Mergers,
(b) each of the five most highly compensated executive officers of Time Warner and each person expected to be one of the five most highly compensated executive officers of New Time Warner, based on 1995 compensation of Time Warner executive officers, and (c) all current Time Warner directors and executive officers, as a group, and all persons expected to be New Time Warner directors and executive officers, as a group.

                          BENEFICIAL OWNERSHIP(1)
                          ------------------------
                                                   PERCENT OF CLASS PERCENT OF CLASS
                           NUMBER OF     OPTION       PRIOR TO           AFTER
          NAME               SHARES     SHARES(2)    TRANSACTION      TRANSACTION
          ----            ------------ ----------- ---------------- ----------------
Merv Adelson............       700,143                    *                *
Richard J. Bressler(3)..         5,491     122,804        *                *
Lawrence B.
 Buttenwieser(4)........        87,325                    *                *
Beverly Sills
 Greenough(5)...........        22,087                    *                *
Peter R. Haje(3)........         9,867     691,954        *                *
Carla A. Hills..........         3,787                    *                *
Tod R. Hullin(3)........         2,409     278,058        *                *
David T. Kearns.........         3,487                    *                *
Gerald M. Levin(3)(6)...       400,817   2,485,600        *                *
Reuben Mark.............        11,187                    *                *
Michael A. Miles........         5,034                    *                *
J. Richard Munro(3)(7)..       332,570     316,832        *                *
Richard D. Parsons(3)...        10,259     100,000        *                *
Donald S. Perkins.......        14,871                    *                *
Raymond S. Troubh(8)....        10,247                    *                *
R.E. Turner(9)..........    64,212,957                    NA             12.6%
Francis T. Vincent......        18,187                    *                *
All New Time Warner
 directors and executive
 officers as a group (19    65,918,329   4,436,909       1.6%            13.7%
 persons, including the
 foregoing)(3)-(9)......
All current Time Warner
 directors and executive
 officers as a group (18     1,705,372   4,436,909       1.6%             1.2%
 persons, including the
 foregoing)(3)-(8)......

- --------
   * Represents beneficial ownership of less than one percent of issued and outstanding Time Warner Common Stock or New Time Warner Common Stock, as the case may be.
 (1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise indicated, beneficial ownership includes both sole voting and sole investment power. This table does not reflect, unless otherwise indicated, any shares of Time Warner Common Stock or other equity securities of Time Warner which may be held by pension and profit-sharing plans of other corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees. The shares of Time Warner Common Stock held by certain subsidiaries of Time Warner, which are not entitled to be voted at the Time Warner Meeting, are excluded for purposes of calculating the Percent of Class. As of June 30, 1996, none of the named persons or group beneficially owns any Time Warner Preferred Stock, TW LYONs or TBS LYONs nor are they expected to own any LMC Series Common Stock.
 (2) Reflects shares of Time Warner Common Stock subject to options to purchase Time Warner Common Stock issued by Time Warner which on June 30, 1996, were unexercised but were exercisable on, or would become exercisable within a period of 60 days from, that date. These shares are excluded from the column headed "Number of Shares."

 (3) Includes an aggregate of approximately 54,833 shares of Time Warner Common Stock held by two trusts under employee stock plans of Time Warner for the benefit of current directors and executive officers of Time Warner (including 4,356 shares for Mr. Bressler, 3,379 shares for Mr. Haje, 2,409 shares for Mr. Hullin, 10,812 shares for Mr. Levin, 18,550 shares for Mr. Munro and 46 shares for Mr. Parsons) and an aggregate of 55,710 shares of Time Warner Common Stock beneficially owned by certain relatives of such persons.
 (4) Includes 1,280 shares of Time Warner Common Stock owned of record and beneficially by Mr. Buttenwieser's wife and 22,656 shares of Time Warner Common Stock held of record by a trust of which Mr. Buttenwieser and others are trustees in which Mr. Buttenwieser has no beneficial interest and as to all of which Mr. Buttenwieser disclaims any beneficial ownership.
 (5) Includes 10,240 shares of Time Warner Common Stock held by a trust of which Mrs. Greenough is the beneficiary but as to which she has no voting or investment power.
 (6) Includes 15,000 shares of Time Warner Common Stock held by Mr. Levin's wife, as to which Mr. Levin disclaims any beneficial ownership.
 (7) Includes 35,830 shares of Time Warner Common Stock held of record and beneficially by members of Mr. Munro's family, as to which Mr. Munro disclaims any beneficial ownership.
 (8) Includes 3,200 shares of Time Warner Common Stock held beneficially by Mr. Troubh's wife, as to which Mr. Troubh disclaims any beneficial ownership.
 (9) Based on Mr. Turner's beneficial ownership of TBS Capital Stock as of June 30, 1996. Includes (a) 839,942 shares of New Time Warner Common Stock expected to be owned by Turner Outdoor, a corporation that is wholly owned by Mr. Turner, (b) 2,250,000 shares of New Time Warner Common Stock as to which Mr. Turner is expected to have voting control but not dispositive control, (c) 1,568,234 shares of New Time Warner Common Stock expected to be held by the Robert E. Turner Charitable Remainder Unitrust No. 2, as to which Mr. Turner shares voting and dispositive control, (d) 4,500,000 shares of New Time Warner Common Stock expected to be owned by Turner Partners, a limited partnership of which Mr. Turner is the sole general partner, (e) 375,000 shares of New Time Warner Common Stock expected to be owned by Mr. Turner's wife and (f) 3,750,000 shares of New Time Warner Common Stock expected to be held by the Turner Foundation, Inc. Mr. Turner disclaims beneficial ownership of shares held by his spouse and the Turner Foundation, Inc. Excludes shares subject to options to purchase New Time Warner Common Stock which are expected to be awarded to Mr. Turner but are not expected to be exercisable within 60 days of the consummation of the Mergers. See "Ownership of TBS Capital Stock--Security Ownership of Directors and Executive Officers."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth information as to (a) the beneficial ownership of each person known to Time Warner to own more than 5% of the outstanding shares of Time Warner Common Stock or any series of Time Warner Voting Preferred Stock and (b) the anticipated beneficial ownership of each person expected by Time Warner to own more than 5% of the outstanding shares of New Time Warner Common Stock, LMC Reduced Voting Common Stock and each series of New Time Warner Voting Preferred Stock after giving effect to the Transaction (including the SSSI Agreement). The information with respect to New Time Warner Capital Stock is based on information known to Time Warner as of June 30, 1996 regarding the beneficial ownership of voting securities of Time Warner and TBS.

                                                                 PERCENT OF COMMON                PERCENT OF VOTING
                                       PERCENT OF CLASS(1)   STOCK UPON CONVERSION(2)                 POWER(3)
                                     ----------------------- -----------------------------     -----------------------
  NAME AND ADDRESS OF     NUMBER OF    BEFORE       AFTER       BEFORE           AFTER           BEFORE       AFTER
    BENEFICIAL OWNER        SHARES   TRANSACTION TRANSACTION TRANSACTION      TRANSACTION      TRANSACTION TRANSACTION
  -------------------     ---------- ----------- ----------- ------------     ------------     ----------- -----------
COMMON STOCK
The Capital Group
 Companies, Inc.(4).....  45,121,394     8.78%       8.86%               NA                NA      7.21%       7.48%
 333 South Hope Street
 Los Angeles, CA 90871
The Seagram Company       56,763,349    14.67       11.15                NA                NA     12.49        9.83
 Ltd.(5)................
 1430 Peel Street
 Montreal, Quebec,
 Canada
 M3A1S9
R.E. Turner(6)..........  64,212,957      --        12.61               --                 NA     --          11.12
 c/o Turner Broadcasting
 System, Inc.
 One CNN Center
 Atlanta, GA 30303
LMC REDUCED VOTING
 COMMON STOCK
Tele-Communications,      55,642,172       NA         100                NA             10.08%    NA          *
 Inc.(7)................
 5619 DTC Parkway
 Englewood, CO 80111
SERIES D PREFERRED STOCK
Houston Industries
 Incorporated(8)........  11,000,000      100         100              5.84%             4.49      5.06        3.98
 1111 Louisiana
 Houston, TX 77002
SERIES E AND F PREFERRED
 STOCK
Alan Gerry(9)...........  Series E
 Loomis Road              3,107,956     95.63       95.63
 Liberty, NY 12754                                                     3.89              2.98      3.31        2.61
                          Series F
                          2,945,580     95.63       95.63
SERIES G PREFERRED STOCK
ITOCHU Corporation(10)..  6,200,000       100         100              4.13              3.17      2.73        2.15
 5-1, Kita-Aoyama 2-
 Chome
 Minato-Ku, Tokyo 107-77
 Japan
SERIES I PREFERRED STOCK
Toshiba                   7,000,000       100         100              3.63              2.78      3.08        2.42
 Corporation(11)........
 1-1, Shibaura 1-Chome
 Minato-Ku, Tokyo 105
 Japan
SERIES J PREFERRED
 STOCK(12)
Trust for the benefit of
 Gordon Gray, Jr........  769,043       23.56       23.56                 *                 *     *           *
Trust for the benefit of
 C. Boyden Gray.........  664,583       20.36       20.36                 *                 *     *           *

                                                                PERCENT OF COMMON        PERCENT OF VOTING
                                      PERCENT OF CLASS(1)   STOCK UPON CONVERSION(2)         POWER(3)
                                    ----------------------- ------------------------- -----------------------
  NAME AND ADDRESS OF     NUMBER OF   BEFORE       AFTER       BEFORE       AFTER       BEFORE       AFTER
    BENEFICIAL OWNER       SHARES   TRANSACTION TRANSACTION TRANSACTION  TRANSACTION  TRANSACTION TRANSACTION
  -------------------     --------- ----------- ----------- ------------ ------------ ----------- -----------
Trust for the benefit of
 Burton C. Gray.........   769,043     23.56       23.56        *            *            *           *
Trust for the benefit of
 Bernard Gray
 c/o Wachovia Bank, N.A.   745,035     22.82       22.82        *            *            *           *
 .......................
 P.O. Box 3099
 Winston-Salem, NC 27150
Nancy Maguire Gray,
 Trustee of the
 Nancy Maguire Gray
 Trust u/a                 188,336      5.77        5.77        *            *            *           *
 dated 12/16/94.........
 P.O. Box 3199
 Church Street Station
 New York, NY 10008

- --------
 *Less than 1%
 (1) The shares of Time Warner Common Stock held by certain subsidiaries of Time Warner, which are not entitled to be voted at the Time Warner Meeting, are excluded for purposes of calculating the percentages.
 (2) Each share of Time Warner Voting Preferred Stock and New Time Warner Series H Preferred Stock is convertible into 2.08264 shares of Time Warner Common Stock or New Time Warner Common Stock, as applicable. Shares issuable upon such conversion are included in the "Percent of Common Stock Upon Conversion" calculation pursuant to Rule 13d-3 under the Exchange Act.
 (3) Each share of Time Warner Voting Preferred Stock currently has two votes per share as will each share of New Time Warner Voting Preferred Stock.
 (4) Based on information provided by The Capital Group Companies, Inc. ("The Capital Group") as of June 30, 1996. Beneficial ownership includes 33,977,860 shares of Time Warner Common Stock beneficially owned as of June 30, 1996, which will be converted into shares of New Time Warner Common Stock in the Time Warner Merger, and 11,143,533 shares (including 719,043 shares issuable upon conversion of the TBS LYONs) of New Time Warner Common Stock which The Capital Group will be entitled to receive in the TBS Merger as a result of its beneficial ownership of TBS Capital Stock as of June 30, 1996. The Capital Group, a holding company, has advised Time Warner that it (directly or indirectly) has sole dispositive power over all its shares of Time Warner Common Stock, that it has sole voting power over 6,491,170 of these shares and that these shares are held principally by Capital Research and Management Company, an investment adviser, and Capital Guardian Trust Company, a bank. The Capital Group has also advised Time Warner that the shares of Time Warner Common Stock reported as beneficially owned includes 1,213,500 shares of Time Warner Common Stock issuable upon conversion of TW LYONs that it beneficially owns, that all of the reported shares are held for the benefit of its clients and that it and each of its subsidiary investment management companies acts separately in exercising investment discretion over its managed accounts. For information on ownership of TBS Capital Stock, see "Ownership of TBS Capital Stock--Security Ownership of Certain Beneficial Owners." Shares issuable upon conversion of convertible securities have been excluded from the calculation of voting power.
 (5) Beneficial ownership and percentage calculations are as of June 30, 1996. The Seagram Company Ltd. has filed with the Commission Amendment No. 7, dated April 13, 1994, to its Statement on Schedule 13D and a Statement of Changes in Beneficial Ownership on Form 4 dated May 9, 1994 to the effect that indirectly through its indirect wholly owned subsidiary, Seagram Inc., has sole voting and sole dispositive power over all these shares.
 (6) Based on information provided by TBS as of June 30, 1996. See "Ownership of TBS Capital Stock--Security Ownership of Directors and Executive Officers." Includes (a) 839,942 shares of New Time Warner Common Stock expected to be owned by Turner Outdoor, a corporation that is wholly owned by Mr. Turner, (b) 2,250,000 shares of New Time Warner Common Stock as to which Mr. Turner is expected to have voting control but not dispositive control, (c) 1,568,234 shares of New Time Warner Common Stock expected to be held by the Robert E. Turner Charitable Remainder Unitrust No. 2, as to which Mr. Turner shares voting and dispositive control,
     (d) 4,500,000 shares of New Time Warner Common Stock expected to be owned by Turner Partners, a limited partnership of which Mr. Turner is the sole general partner, (e) 375,000 shares of New Time Warner Common Stock expected to be owned by Mr. Turner's wife and (f) 3,750,000 shares of New Time Warner Common Stock expected to be held by the Turner Foundation, Inc. Mr. Turner disclaims beneficial ownership of shares held by his spouse and the Turner Foundation, Inc. Excludes shares subject to options to purchase New Time Warner Common Stock which are expected to be awarded to Mr. Turner but are not expected to be exercisable within 60 days of the consummation of the Mergers.
 (7) Based on information provided by TBS as of June 30, 1996. See "Ownership of TBS Capital Stock--Security Ownership of Certain Beneficial Owners." Consists of (a) shares of LMC Reduced Voting Common Stock expected to be held by entities in which TCI claims beneficial ownership, including United Cable Turner Investment, Inc. (27,938,169), Communication Capital Corporation (21,928,253) and TCITP (775,750), (b) 5,000,000 shares of LMC
     Reduced Voting Common Stock that are expected to be issued to LMC and SSSI pursuant to the SSSI Agreement and (c) shares of New Time Warner Common Stock expected to be held by TCI TKR of Southern Kentucky, Inc. (279,533) and TKR Cable Company (1,048,517), entities in which TCI claims beneficial ownership,

 (8) Beneficial ownership is as of July 17, 1995. Houston Industries Incorporated has filed with the Commission a Statement on Schedule 13D dated July 17, 1995 to the effect that it also beneficially owns 1,000,000 shares of Time Warner Common Stock and has sole voting and dispositive power over all these shares.
 (9) Mr. Gerry also beneficially owns 2,941,392 shares of Time Warner Common Stock. This information has been provided to Time Warner, as of June 30, 1996, by Mr. Gerry.
(10) Includes 1,200,000 shares of Time Warner Series G Preferred Stock held by ITOCHU International Inc., 335 Madison Avenue, New York, NY 10017, a wholly owned subsidiary of ITOCHU Corporation. ITOCHU Corporation and ITOCHU International Inc. each also holds 1,440,000 and 360,000 shares, respectively, of Time Warner Series H Preferred Stock. Each share of Time Warner Series H Preferred Stock is convertible into 2.08264 shares of Time Warner Common Stock but has no voting rights. This information has been provided to Time Warner, as of June 30, 1996, by the holders of Time Warner Series G Preferred Stock.
(11) Includes 177,500 shares of Time Warner Series I Preferred Stock held by Toshiba America, Inc., 1251 Avenue of the Americas, New York, NY 10020, a wholly owned subsidiary of Toshiba Corporation. This information has been provided to Time Warner, as of June 30, 1996, by the holders of Time Warner Series I Preferred Stock.
(12) This information has been provided to Time Warner, as of June 30, 1996, by the holders of Time Warner Series J Preferred Stock. The trusts for the benefit of each of Gordon Gray, Jr. and C. Boyden Gray each also holds 365,365 shares of Time Warner Common Stock and the trusts for the benefit of each of Burton C. Gray and Bernard Gray each also holds 315,365 and 265,365 shares of Time Warner Common Stock, respectively (of which 146,870 shares are, in each case, held in an escrow account subject to restrictions on disposition). The Nancy Maguire Gray Trust also holds 89,476 shares of Time Warner Common Stock.

                        OWNERSHIP OF TBS CAPITAL STOCK

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table contains certain information as of June 30, 1996 concerning shares of TBS Class A Common Stock and TBS Class B Common Stock owned by (a) all of the directors of TBS, (b) the five most highly compensated executive officers of TBS serving as of December 31, 1995 and (c) all directors and executive officers of TBS as a group. Under the rules of the Commission, generally a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. Thus, more than one person may be deemed a beneficial owner of the same security. Because holders of TBS Class A Common Stock, holders of TBS Class B Common Stock and holders of TBS Class C Preferred Stock generally vote together on matters other than the election of directors, with each share of TBS Class A Common Stock having two votes, each share of TBS Class B Common Stock having one-fifth of a vote and each share of TBS Class C Preferred Stock having one and one-fifth votes, the percentages of such combined voting power held by the persons listed in the table below are reflected in a separate column. Except as otherwise noted, the persons referred to below had sole voting and investment power with respect to the shares set forth as beneficially owned by them.

                                                                    PERCENT OF
                                            SHARES                   COMBINED
                               TITLE OF  BENEFICIALLY    PERCENT OF   VOTING
  NAME OF BENEFICIAL OWNER    SECURITIES    OWNED          CLASS      POWER
  ------------------------    ---------- ------------    ---------- ----------
R. E. Turner.................  Class A    57,730,053(1)     84.5%      64.3%
                               Class B    27,887,224(1)     19.9%       3.1%
Henry L. Aaron...............  Class B         1,000(2)        *          *
Peter R. Barton..............  Class A           600(3)        *          *
                               Class B           300(3)        *          *
Jeffrey L. Bewkes............  NA                 NA          NA         NA
Joseph J. Collins............  NA                 NA          NA         NA
W. Thomas Johnson............  Class B       335,466(4)        *          *
Gerald M. Levin..............  NA                 NA          NA         NA
Rubye M. Lucas...............  Class A           400           *          *
                               Class B         1,053(5)        *          *
John C. Malone...............  NA                 NA          NA         NA
Terence F. McGuirk...........  Class B       535,351(6)        *          *
Timothy P. Neher.............  Class A         5,000(7)        *          *
                               Class B        15,000(7)        *          *
Brian L. Roberts.............  NA                 NA          NA         NA
Scott M. Sassa...............  Class B       340,061(8)        *          *
Robert Shaye.................  Class B     5,005,211(9)      3.6%         *
Fred A. Vierra...............  Class A           950           *          *
All directors and executive
 officers as a group
 (25 persons)................  Class A    57,737,225        84.5%      64.3%
                               Class B    34,816,750(10)    24.9%       3.9%

- --------
  * Indicates beneficial ownership of less than 1.0%.
 (1) Includes (a) 559,962 shares of TBS Class A Common Stock and 559,962 shares of TBS Class B Common Stock owned by Turner Outdoor, a corporation that is wholly-owned by Mr. Turner, (b) 3 million shares of TBS Class B Common Stock as to which Mr. Turner has voting control but not dispositive control, (c) 2,090,979 shares of TBS Class B Common Stock held by the Robert E. Turner Charitable Remainder Unitrust No. 2 as to which shares Mr. Turner shares voting and dispositive control, (d) 6 million shares of TBS Class A Common Stock held by Turner Partners, a limited partnership of which Mr. Turner is the sole general partner, (e) 500,000 shares of TBS Class B Common Stock owned by Mr. Turner's wife and
     (f) 5 million shares of TBS Class B Common Stock held by the Turner Foundation, Inc. Mr. Turner disclaims beneficial ownership of those shares which are held by his wife and the Turner Foundation, Inc.
 (2) Represents 1,000 shares which are subject to purchase upon exercise of options.
 (3) All of such shares are held in trust for the benefit of Mr. Barton's children.

 (4) Includes 321,666 shares which are subject to purchase upon exercise of options.
 (5) Includes 1,000 shares which are subject to purchase upon exercise of options.
 (6) Includes 479,999 shares which are subject to purchase upon exercise of options.
 (7) Includes 2,500 shares of TBS Class A Common Stock and 2,500 shares of TBS Class B Common Stock held in trust for the benefit of Mr. Neher's children.
 (8) Includes 323,332 shares which are subject to purchase upon exercise of options.
 (9) Includes (a) 107,348 shares held in trusts for Mr. Shaye's family which are subject to voting control by Mr. Shaye, (b) 214,696 shares held in trust by Mr. Shaye for his children, (c) 176,544 shares owned by Mr. Shaye's spouse, (d) 49,637 shares held by a private foundation, (e) 31,295 shares held by the 401(k) defined contribution plan of New Line in which Mr. Shaye has a vested interest and (f) 2,458,088 shares which are subject to purchase upon exercise of options. Mr. Shaye disclaims beneficial ownership of those shares which are held of record by his spouse, by trusts for the benefit of family members and the private foundation.
(10) Includes an aggregate of 4,272,554 shares which are subject to purchase upon the exercise of options held by directors and executive officers of TBS.

  Except as discussed below under "--Security Ownership of Certain Beneficial Owners," TBS knows of no person other than Mr. Turner who, as of June 30, 1996, owns beneficially more than 5% of any class of TBS Common Stock. Mr. Turner's address is One CNN Center, Atlanta, Georgia 30303.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table contains certain information as of June 30, 1996 concerning shares of TBS Class C Preferred Stock and TBS Class B Common Stock beneficially owned by each person (other than the person set forth in the preceding table under the caption "Security Ownership of Directors and Executive Officers") known to TBS to be the beneficial owner of more than 5% of the outstanding shares of either of these classes of securities, and reflects information presented in each such person's Schedule 13D and amendments (if any) thereto as filed with the Commission and provided to TBS or quarterly reports of ownership generated by such person and provided to TBS. Because holders of the TBS Class C Preferred Stock generally vote together with the holders of the TBS Common Stock on matters other than election of directors, the percentages of the combined voting power represented by the persons listed in the table below are reflected in a separate column. Because the TBS Class C Preferred Stock is convertible into TBS Class B Common Stock at a present conversion rate of six shares of TBS Class B Common Stock for each share of TBS Class C Preferred Stock, the percentages of TBS Class B Common Stock which would be held by the persons listed below if their presently outstanding shares of TBS Class C Preferred Stock were presently converted are reflected in a separate column. Except as otherwise noted, the persons referred to below had sole voting and investment power with respect to the shares set forth as beneficially owned by them.

                                 CLASS C               CLASS B            % OF
                             PREFERRED STOCK        COMMON STOCK        CLASS B     % OF
                             -------------------  --------------------   COMMON   COMBINED
                             BENEFICIAL    % OF   BENEFICIAL     % OF     UPON     VOTING
ADDRESS OF BENEFICIAL OWNER  OWNERSHIP     CLASS  OWNERSHIP     CLASS  CONVERSION  POWER
- ---------------------------  ----------    -----  ----------    ------ ---------- --------
Tele-Communications,         6,087,080(2)  49.1%  30,111,320(2)  21.5%    31.1%     7.7%(3)
 Inc.(1)................
 5619 DTC Parkway
 Englewood, Colorado
 80111
Time Warner Inc.(1).....     4,890,457(4)  39.4%  25,349,085(5)  18.1%    25.6%     6.4%(6)
 75 Rockefeller Plaza
 New York, New York
 10019
The Capital Group                   NA       NA   14,858,045(7)  10.5%      NA      1.7%
 Companies, Inc. .......
 333 South Hope Street
 Los Angeles, California
 90071

- --------
(1) These entities are, directly or through subsidiaries, Cable Operators and are parties to certain agreements entered into in connection with the Units Offering, including (a) the TBS Shareholders' Agreement, which provides for certain voting and disposition arrangements with respect to the parties' respective equity interests in TBS, and (b) the TBS Investors' Agreement, which provides for certain conversion and disposition arrangements with respect to the TBS Class C Preferred Stock held by the Cable Operators. By virtue of such agreements and certain other agreements hereinafter referenced in this footnote, such entities may be deemed, together with the other parties to such respective agreements, to constitute "groups" (within the meaning of Section 13(d)(3) of the Exchange Act) for purposes of determining beneficial ownership of the TBS Class C Preferred Stock and the TBS Class B Common Stock. Except as set forth in the table above and as otherwise acknowledged in these footnotes, each of the above entities disclaims beneficial ownership of the shares owned by any other persons in such "groups." These entities may also be deemed to constitute a group for purposes of Section 13(d) (3) by virtue of an agreement entered into by these and certain other parties in connection with the Units Offerings which contains provisions relating to the acquisition, disposition and voting of the TBS Capital Stock. In addition, by virtue of the Time/TCI Agreement entered into in connection with the Units Offering among subsidiaries of these entities and certain other Cable Operators, such companies might constitute a group for the purposes of Section 13(d) (3).
(2) Consists of shares TBS Class C Preferred Stock and TBS Class B Common Stock, respectively, held by entities in which TCI claims beneficial ownership, including United Cable Turner Investment, Inc. (5,820,452 and none), Communication Capital Corporation (none and 29,237,671), TCITP (119,099 and 47,100), TCI TKR of Southern Kentucky, Inc. (none and 372,711), and TKR Cable Company (147,529 and 453,838).
(3) The percentage of combined voting power includes 225,000 shares of TBS Class A Common Stock held by TCITP.
(4) Consists of shares held by entities in which Time Warner claims beneficial ownership, including Time TBS Holdings, Inc. (4,221,619) and WCCI (668,838).
(5) Consists of shares held by entities in which Time Warner claims beneficial ownership, including ATC (17,010,889), Time Warner Operations, Inc. (4,881,687), WCCI (1,991,310) and WCI (1,465,199).
(6) The percentage of combined voting power includes 254,100 shares of TBS Class A Common Stock held by WCI.
(7) Certain operating subsidiaries of The Capital Group exercised investment discretion over various institutional accounts which held, as of June 30, 1996, 13,899,320 shares of TBS Class B Common Stock. The total number of shares set forth in the above table includes 958,725 shares of TBS Class B Common Stock which would be received upon the conversion, at the current conversion rate, of $75,000,000 principal amount of the TBS LYONs currently held by The Capital Group.

                     COMPARISON OF RIGHTS OF STOCKHOLDERS
                      OF NEW TIME WARNER AND TIME WARNER

  New Time Warner and Time Warner are both organized under the laws of the State of Delaware. Any differences, therefore, in the rights of holders of Time Warner Common Stock and New Time Warner Common Stock arise primarily from differences in their respective certificates of incorporation and by-laws. The New Time Warner Charter and the New Time Warner By-laws are substantially similar to the Time Warner Charter and the Time Warner By-laws, respectively, except for certain matters described below.

 Voting Rights

  Under the DGCL, an increase or decrease in the number of authorized shares of any class of the capital stock of a Delaware corporation requires the affirmative vote of the holders of a majority of the outstanding shares of such class unless otherwise provided in the certificate of incorporation of such corporation. The Time Warner Charter does not otherwise so provide and, accordingly, the number of authorized shares of Time Warner Common Stock or Time Warner Preferred Stock may be increased or decreased only with the affirmative vote of both (a) a majority of the outstanding shares of Time Warner Common Stock or Time Warner Preferred Stock, as the case may be, voting separately as a class, and (b) a majority in voting power of the outstanding Time Warner Common Stock and Time Warner Voting Preferred Stock, voting together as a single class. Under the New Time Warner Charter, an increase or decrease in the number of authorized shares of New Time Warner Common Stock, New Time Warner Preferred Stock or New Time Warner Series Common Stock will require only the approval of a majority in voting power of the outstanding shares of New Time Warner Common Stock and any New Time Warner Preferred Stock, New Time Warner Series Common Stock or other New Time Warner Capital Stock entitled generally to vote with the New Time Warner Common Stock, voting together as a single class, and will not require any separate class vote of any class of the New Time Warner Capital Stock.

  Under the DGCL and the Time Warner Charter, any amendment to the Time Warner Charter (including each certificate of designations forming a part thereof) requires the approval of a majority in voting power of the outstanding Time Warner Common Stock and the Time Warner Voting Preferred Stock, voting together as a single class, in addition to any approval of any single class or series of Time Warner Capital Stock that may be required by the nature of such amendment. Under the New Time Warner Charter, any amendment to the New Time Warner Charter (or any certificate of designations forming a part thereof) that relates solely to the terms of an outstanding series of New Time Warner Preferred Stock or New Time Warner Series Common Stock will not require the approval of the holders of the New Time Warner Common Stock (and therefore will not require the approval of the holders of any series of New Time Warner Capital Stock that would vote on such amendment only together with the New Time Warner Common Stock) if the holders of the affected series of New Time Warner Preferred Stock or New Time Warner Series Common Stock are separately entitled to vote on such amendment.

 Par Value

  The par value of the Time Warner Capital Stock is $1.00 per share. The par value of the New Time Warner Common Stock will be $0.01 per share, and the par value of the New Time Warner Preferred Stock will be $0.10 per share. The principal effect of this change will be to increase the amount that New Time Warner will have available to pay dividends or repurchase or redeem stock. New Time Warner does not currently intend to adopt dividend and stock repurchase policies different from those of Time Warner.

 Series Common Stock

  Unlike the Time Warner Charter, the New Time Warner Charter will authorize New Time Warner Series Common Stock. See "Description of New Time Warner Capital Stock--Authorized Capital Stock."

 Certain Change of Control Matters

  A number of aspects of the Transaction will affect the ability of a potential acquiror to complete an acquisition of New Time Warner relative to the ability of a potential acquiror currently to complete an acquisition

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of Time Warner. These aspects include (a) the fact that Mr. Turner, who will hold a substantial amount of New Time Warner Common Stock, will be Vice Chairman, a director and an employee of New Time Warner and, while in any of these positions, will be subject to restrictions on his activities as a stockholder of New Time Warner (see "Certain Related Agreements-- Investors' Agreements"), (b) the FTC Consent Decree, which will limit additional purchases of New Time Warner Capital Stock by TCI and its affiliates (see "The Transaction--Regulatory Approvals"), (c) the existence of the Right of First Refusal Agreement (see "Certain Related Agreements--Right of First Refusal Agreement") and (d) the changes contemplated by the Rights Amendment (see "Certain Related Agreements--Rights Amendment").

                    COMPARISON OF RIGHTS OF STOCKHOLDERS OF
                    NEW TIME WARNER AND SHAREHOLDERS OF TBS

  TBS is incorporated under the laws of the State of Georgia and New Time Warner is incorporated under the laws of the State of Delaware. TBS's shareholders, whose rights as shareholders currently are governed by Georgia law, the TBS Articles and the TBS By-Laws, will become, upon consummation of the Mergers, stockholders of New Time Warner, and their rights as stockholders of New Time Warner will then be governed by Delaware law, the New Time Warner Charter and the New Time Warner By-laws.

  The following summary sets forth the material differences between the rights of TBS shareholders and New Time Warner stockholders. This summary does not purport to be a complete description of the differences between the rights of such holders, and is subject, and qualified in its entirety by reference, to the New Time Warner Charter, a copy of which is attached hereto as Appendix B-1, and the New Time Warner By-laws, a copy of which is filed as an Exhibit to the Registration Statement, and both of which are incorporated herein by reference, the TBS Articles, the TBS By-Laws, the GBCC and the DGCL.

CHANGES IN CONTROL AND BUSINESS COMBINATIONS

  Certain provisions of the TBS Articles and the TBS By-Laws, and the New Time Warner Charter and the New Time Warner By-laws, as well as certain provisions of the GBCC and the DGCL, may have the effect of discouraging certain transactions that involve an actual or threatened change in control of TBS or New Time Warner.

  The GBCC contains provisions that restrict certain business combinations with interested shareholders (the "Georgia Business Combination Statute") and require that certain fair price criteria be satisfied with respect to certain business combinations with interested shareholders (the "Georgia Fair Price Statute"), as summarized below. In accordance with the provisions of these statutes, the restrictions imposed by these statutes do not apply unless TBS elects to be covered by such statutes. TBS has not elected to be covered by such statutes, but it could do so at any time by amending the TBS By-Laws.

  Under the Georgia Business Combination Statute, any person who is (a) the beneficial owner of 10% or more of the voting power of a Georgia corporation's outstanding voting stock or (b) is an affiliate of the corporation and, at any time within the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the corporation's then outstanding voting stock (an "interested shareholder") generally may not engage in certain business combinations with that corporation for a period of five years following the time such person became an interested shareholder. The prohibitions do not apply if (i) prior to the time such person became an interested shareholder, the corporation's board of directors approved either the business combination or the transaction which resulted in such person becoming an interested shareholder, (ii) in the transaction which resulted in such person becoming an interested shareholder, the person became the beneficial owner of at least 90% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by (x) directors or officers of the corporation or their affiliates or associates,
(y) subsidiaries of the

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corporation and (z) any employee stock plan of the corporation under which participants do not have the right (as determined exclusively by reference to the terms of such plan and any trust which is part of such plan) to determine confidentially the extent to which shares held under such plan will be tendered in a tender or exchange offer (any such holder described in clause
(ii)(x), (y) or (z) being referred to herein as an "Excluded Holder") or (iii) subsequent to becoming an interested shareholder (x) such person acquired additional shares resulting in such person being the beneficial owner of at least 90% of the outstanding voting stock of the corporation, excluding any shares owned by the Excluded Holders and (y) the business combination was approved by the holders of a majority of the voting stock entitled to vote thereon (excluding voting stock beneficially owned by the interested shareholder or by the Excluded Holders). The restrictions in the Georgia Business Combination Statute do not apply if a person (i) becomes an interested shareholder inadvertently, (ii) as soon as practicable divests sufficient shares so that such person ceases to be an interested shareholder and (iii) would not, at any time within the five-year period immediately prior to a business combination between the corporation and such person, have been an interested shareholder but for the inadvertent acquisition. The law restricting business combinations is broad in its scope and is designed to inhibit unfriendly acquisitions.

  In addition, the Georgia Fair Price Statute prohibits certain business combinations between a Georgia corporation and an interested shareholder, unless certain requirements are met. The Georgia Fair Price Statute would permit a business combination to be effected if (i) the business combination is unanimously approved by the "continuing directors" of the corporation (generally, directors who served prior to the time the person became an interested shareholder and who are unaffiliated with the interested shareholder), (ii) the business combination is recommended by at least two-thirds of the continuing directors and approved by a majority of the votes entitled to be cast by holders of voting shares, other than voting shares beneficially owned by the interested shareholder or (iii) certain fair price criteria and dividend requirements are met, and the interested shareholder has neither increased the percentage of his ownership by more than 1% in any 12-month period nor received certain benefits from the corporation. The Georgia Fair Price Statute is designed to inhibit unfriendly acquisitions that do not satisfy the specified "fair price" requirements.

  Section 203 of the DGCL is similar to the Georgia Business Combination Statute, but is, in some ways, less restrictive. Section 203 of the DGCL provides that an "interested stockholder" is any person who acquires beneficial ownership of 15% (rather than 10% under the Georgia Business Combination Statute) or more of the voting power of a corporation's voting stock. Additionally, the prohibition on specified business combinations does not apply if, on or subsequent to the date the interested stockholder became an interested stockholder, the transaction is approved by the board and authorized at a meeting of stockholders by the affirmative vote of at least two-thirds of the voting stock not owned by the interested stockholder. Moreover, the mandatory waiting period for such business combinations under
Section 203 is three years instead of five years under the Georgia Business Combination Statute. A Delaware corporation will be subject to the provisions of Section 203 of the DGCL unless it specifically elects to opt out of Section 203 of the DGCL. New Time Warner has not made such an election and, therefore, is subject to the terms thereof.

  The New Time Warner Charter requires the affirmative vote of (a) 80% of the combined voting power of the then outstanding shares of Voting Stock (as defined therein), voting together as a single class, and (b) the affirmative vote of a majority of the combined voting power of the then outstanding Voting Stock held by Disinterested Stockholders (as defined below), voting together as a single class, to approve any Business Combination (as defined therein, which term includes a merger, sale of all or substantially all the assets, the adoption of a plan of liquidation and similar extraordinary corporate transactions) between, or otherwise involving, New Time Warner and any Interested Stockholder (as defined below), unless (i) the Business Combination has been approved by a majority of the Disinterested Directors (as defined below), and the Interested Stockholder became an Interested Stockholder in a manner substantially consistent, and has complied, with an agreement approved by the New Time Warner Board, (ii) in the case of certain Business Combinations, the Business Combination has been approved by a majority of the Disinterested Directors, such Business Combination does not result in an increase of more than 10% in the amount of equity securities of any class or series of New Time Warner or any New Time Warner subsidiary beneficially owned by an Interested Stockholder

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

and its affiliates and associates at the time of such approval, and the Business Combination is not consummated within two years after the consummation of any other Business Combination in which the proportionate share of equity securities of any class or series of New Time Warner or any New Time Warner subsidiary beneficially owned by such Interested Stockholder and its affiliates and associates was increased, (iii) in the case of certain other Business Combinations, such Business Combination is approved by a majority of the Disinterested Directors, or (iv) certain minimum price, form of consideration and procedural requirements are met. The TBS Articles contain no similar provisions.

  As used in the New Time Warner Charter:

  "Interested Stockholder" means any person who or which:

    (1) is the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the then outstanding shares of New Time Warner stock entitled to vote generally in the election of directors ("Voting Stock"); or

    (2) is an affiliate of New Time Warner and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the then outstanding shares of Voting Stock; or

    (3) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act.

  "Disinterested Stockholder" means a stockholder of New Time Warner who is not an Interested Stockholder or an affiliate or an associate of an Interested Stockholder.

  "Disinterested Director" means any member of the New Time Warner Board who is unaffiliated with, and not a nominee of, the Interested Stockholder and was a member of the New Time Warner Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is unaffiliated with, and not a nominee of, the Interested Stockholder and who is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the New Time Warner Board.

CERTAIN VOTING RIGHTS

  In general, the GBCC requires a majority of the outstanding shares entitled to vote thereon to approve certain mergers. Under the GBCC, a board of directors need not submit a plan of merger to the shareholders of the surviving corporation if: (a) the merger does not amend the articles of incorporation of the surviving corporation; (b) each shareholder whose shares of the surviving corporation were outstanding immediately prior to the effectiveness of the merger retains the same number of shares with identical designations, preferences, limitations and relative rights after the merger; and (c) the number and kind of shares outstanding after the merger will not exceed the total number and kind of shares of the surviving corporation authorized before the merger.

  The DGCL requires the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote thereon to approve certain mergers. Under Delaware law, the stockholders of the surviving corporation are not required to approve a merger if certain conditions, similar to those required under Georgia law, are satisfied, except that with respect to (c) above, such merger need not be approved by such stockholders where either no new shares of common stock of the surviving corporation or securities convertible into such stock are to be issued under the plan of merger, or any such shares to be issued in the merger plus the shares initially issuable upon conversion of any such convertible securities issued in the merger will not exceed 20% of the number of shares outstanding immediately prior to the merger. The DGCL further provides that no stockholder approval is required in a merger of a corporation with or into a single direct or indirect wholly-owned

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

subsidiary of such corporation for the purpose of effecting a holding company reorganization, if certain conditions are met, including (a) as a result of the merger, the corporation or its successor becomes a direct or indirect wholly-owned subsidiary of the new holding company, (b) stockholders of the corporation receive in the merger the same number of shares of the new holding company as they owned in the corporation prior to the merger, which stock has the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof, with respect to the holding company as such stock had with respect to the corporation prior to the merger, (c) the certificate of incorporation and by-laws of the new holding company contain provisions identical to the certificate of incorporation and by-laws of the corporation immediately prior to the effective time of the merger (except for provisions that could have been amended or deleted without stockholder approval), (d) the directors of the new holding company will be the same as the directors of the corporation immediately prior to the merger, (e) the certificate of incorporation of the corporation or its successor immediately following the merger is identical in all substantive respects to the certificate of incorporation of the corporation immediately prior to the merger, provided that the certificate of incorporation of the corporation or its successor shall be amended in the merger to contain a provision requiring that any act or transaction by or involving such corporation that requires for its adoption under the DGCL or its certificate of incorporation the approval of the stockholders of such corporation shall require, in addition, the approval of the stockholders of the new holding company or any successor thereto by merger and (f) the merger is tax-free for Federal income tax purposes to the stockholders of the corporation.

  The TBS Articles provide that the holders of TBS Class C Preferred Stock have the right to vote as a separate class on certain matters. See "The Transaction--Background." In addition, under the TBS Articles, the holders of TBS Class C Preferred Stock, voting as a separate class, are entitled to elect seven Class C Directors to the TBS Board, and the holders of TBS Class A Common Stock and TBS Class B Common Stock, voting together as a single group, are entitled to elect eight Common Stock Directors to the TBS Board. Under the GBCC, the holders of each class of TBS Capital Stock are entitled to vote as a separate class with respect to certain matters, and the holders of TBS Class A Common Stock and TBS Class B Common Stock are entitled to vote as a single group with respect to certain matters. Upon consummation of the Mergers, the holders of each of the TBS Class A Common Stock, the TBS Class B Common Stock and the TBS Class C Preferred Stock will become holders of a single class of equity securities, New Time Warner Common Stock. As a result, at and after the consummation of the Mergers, the current holders of the various classes of TBS Capital Stock will no longer have separate voting rights but will vote together with all other holders of New Time Warner Common Stock as a single class on matters that are presented to the holders of New Time Warner Common Stock.

NEW TIME WARNER RIGHTS AGREEMENT

  Upon the consummation of the Mergers, it is contemplated that New Time Warner will enter into the New Time Warner Rights Agreement and each outstanding share of New Time Warner Common Stock will thereafter be accompanied by one New Time Warner Right issued thereunder. See "Description of New Time Warner Capital Stock--New Time Warner Rights Agreement; New Time Warner Series A Preferred Stock" for a description of the New Time Warner Rights Agreement. TBS currently has no shareholder rights plan.

DIRECTORS

  The TBS Articles provide that during such period as there are at least 4 million outstanding shares of TBS Class C Preferred Stock (the "Effective Period"), the TBS Board shall consist of fifteen persons. During the Effective Period, which is currently in effect, the holders of TBS Class C Preferred Stock are entitled to elect seven Class C Directors, and the holders of TBS Common Stock are entitled to elect eight Common Stock Directors. Vacancies with respect to a Common Stock Director may be filled by the affirmative vote of a majority of the remaining Common Stock Directors, unless such vacancy occurred by reason of the removal (with or without cause) of such Common Stock Director, in which case such vacancy shall be filled by the affirmative vote of the holders of the TBS Common Stock. Vacancies with respect to a Class C Director may be filled by the affirmative vote of a majority of the remaining Class C Directors, unless such vacancy occurred by reason of the removal (with or without cause) of such Class C Director, in which case such vacancy must be filled by the

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

affirmative vote of the holders of a majority of TBS Class C Preferred Stock. Upon termination of the Effective Period, the TBS Board shall consist of eleven persons, such persons being those nominees receiving the largest number of votes of the TBS Capital Stock, voting together as a single group. Under Georgia law, shareholders may remove directors with or without cause unless the articles of incorporation or a bylaw adopted by the shareholders provides otherwise. The TBS By-Laws provide that Class C Directors may be removed, with or without cause, solely by the vote or written consent of the holders of a majority of the outstanding shares of TBS Class C Preferred Stock. TBS Common Stock Directors may be removed, with or without cause, solely by the vote of the holders of a majority of the voting power of TBS Common Stock, or by the unanimous written consent of the holders of the outstanding shares of TBS Common Stock.

  The New Time Warner By-laws will provide that the number of directors on the New Time Warner Board shall be determined from time to time by the affirmative vote of directors constituting at least a majority of the entire New Time Warner Board, provided that the number of New Time Warner directors may not be less than three. Upon the consummation of the Mergers, the New Time Warner Board will consist of 14 directors, and will be classified into three classes, with each class as nearly equal in number as possible. At each annual meeting of the stockholders of New Time Warner, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. In any election of New Time Warner directors, the persons receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected. Any vacancies on the New Time Warner Board may be filled only by the affirmative vote of a majority of the remaining New Time Warner directors then in office. The New Time Warner Charter will provide that any New Time Warner director may be removed from office only for cause and only by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of voting stock, voting together as a single class. "Cause" will be defined as the willful and continuous failure of a director to substantially perform such director's duties to New Time Warner (other than any such failure resulting from incapacity due to physical or mental illness) or the willful engaging by a director in gross misconduct materially and demonstrably injurious to New Time Warner. In addition, pursuant to Investors' Agreement (No. 1), upon the consummation of the Transaction, Mr. Turner will have the right to designate two persons for election to the New Time Warner Board. See "Certain Related Agreements-- Investors' Agreements."

REDEMPTION OF STOCK

  Under the New Time Warner Charter, subject to the resolutions of the New Time Warner Board designating any series of New Time Warner Preferred Stock or New Time Warner Series Common Stock, outstanding shares of New Time Warner Capital Stock may be redeemed, upon action of the New Time Warner Board, to the extent necessary to prevent the loss or secure the reinstatement of any license or franchise from a governmental agency held by New Time Warner or any of its subsidiaries to conduct any portion of the business of New Time Warner or such subsidiary, which license or franchise is conditioned upon some or all of the holders of New Time Warner's stock of any class or series possessing prescribed qualifications. LMC Series Common Stock will not be subject to the foregoing rights of redemption. The redemption price of any stock so redeemed is payable in cash, debt or equity securities of New Time Warner or another corporation, or any combination thereof, as described in the New Time Warner Charter, equal to the Fair Market Value (as defined therein) of the stock to be so redeemed.

RESTRICTIONS ON FOREIGN OWNERSHIP OF SHARES

  The TBS Articles provide that at no time shall more than 25% of the issued and outstanding TBS Capital Stock (or 20% if TBS shall directly hold or shall apply to directly hold a broadcast license granted by the FCC under the Communications Act), or any class thereof, be owned of record or voted by aliens or their representatives or by a foreign government or representative thereof or any corporation organized under the laws of a foreign country. The TBS Articles provide that the TBS By-Laws may contain provisions to implement the provisions of this paragraph and to avoid certain prohibitions under the Communications Act.


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

  The TBS By-Laws provide that if, at any time that TBS holds a broadcast license granted by the FCC, TBS is controlled directly or indirectly by any other corporation of which any officer is, or more than 25% of the members of the board of directors are, aliens, or of which more than 25% of the capital stock is owned of record or voted by or for the account of aliens, then such other corporation shall, so long as such condition continues to exist, have no voting, dividend or other rights with respect to the shares of TBS which it owns, except the right to transfer such shares in such manner that such conditions will cease to exist.

  Neither the New Time Warner Charter nor the New Time Warner By-laws will initially contain any such provisions, although the New Time Warner Charter will contain the redemption provision described above.

LIABILITY OF DIRECTORS

  Both the GBCC and the DGCL allow a corporation to limit the personal liability of directors with certain similar exceptions. As permitted by the GBCC, the TBS Articles provide that no director shall be personally liable to TBS or its shareholders for monetary damages for breach of duty of care or other duty as a director, except for liability (a) for any appropriation, in violation of his duties, of any business opportunity of TBS, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for unlawful distributions or (d) for any transaction from which the director derived an improper personal benefit.

  The New Time Warner Charter will provide that, to the fullest extent permitted by the DGCL, no director of New Time Warner shall be liable to New Time Warner or its stockholders for monetary damages for breach of fiduciary duty as a director. The DGCL allows a corporation to limit in this manner the personal liability of a director, except for liability for (a) any breach of the director's duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) an unlawful payment of a dividend or an unlawful stock purchase or redemption or (d) any transaction from which the director derived an improper personal benefit.

INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS

  The GBCC permits, and the TBS By-Laws provide, that TBS may indemnify any director or officer of TBS for any liability and expense that may be incurred in connection with or resulting from any threatened, pending or completed civil, criminal, administrative or investigative action, suit or proceeding (whether brought by or in the right of TBS or otherwise), in which he may become involved by reason of his being or having been a director or officer of TBS; provided, that such person acted in a manner he believed in good faith to be in or not opposed to the best interests of TBS, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Except where the indemnified individual is successful on the merits or otherwise in defense of any such action, suit or proceeding, in which case indemnification is as of right, indemnification is at the discretion of TBS, as determined by the TBS Board, the shareholders, or legal counsel in accordance with the GBCC. Under the GBCC, directors may not be indemnified in connection with (a) any proceeding by or in the right of the corporation in which such individual is adjudged liable to TBS or (b) any other proceeding in which such individual is adjudged liable on the basis that such individual received an improper personal benefit.

  Under the DGCL, a corporation generally may indemnify its officers and directors for expenses, judgments or settlements actually and reasonably incurred by them in connection with suits and other legal proceedings if they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe their conduct was unlawful. If the action is brought by or in the right of the corporation, the DGCL limits indemnification to the expenses (including attorneys' fees) reasonably incurred and provides that no such indemnification can be made when the individual is adjudged liable to the corporation, unless and only to the extent the Delaware Court of Chancery deems such indemnification fair and reasonable under the circumstances. The New Time Warner By-laws will provide that New Time Warner shall indemnify, to the fullest extent permitted by applicable law, any person who is or was a director or officer of New Time Warner for any liability and expense in connection with

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

any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil or criminal, administrative or investigative (including, without limitation, any action, suit or proceeding by or in the right of New Time Warner to procure a judgment in its favor) by reason of the fact that such person is or was a director or officer of New Time Warner; provided, however, that no such indemnification will be available to such director or officer with respect to such a proceeding that was commenced by such director or officer unless such proceeding was commenced after a Change in Control (as defined therein).

  Under both Georgia and Delaware law, a corporation may adopt procedures for advancing expenses to directors and officers without a case-by-case determination of eligibility as long as any director or officer receiving an advance undertakes to repay the amounts advanced if it is ultimately determined that such director or officer was not entitled to be indemnified. The TBS By-Laws contain, and the New Time Warner By-laws will contain, provisions for advancing expenses.

AMENDMENT OF CERTIFICATE OR ARTICLES OF INCORPORATION AND BY-LAWS

  Generally, the GBCC requires a majority vote of the outstanding shares of each voting group entitled to vote to amend the articles of incorporation of a Georgia corporation. Under Georgia law, shareholder action is generally not necessary to amend the by-laws, unless the articles of incorporation provide otherwise. The shareholders do, however, have the right to amend, repeal or adopt by-laws. Furthermore, the shareholders may restrict the right of the board of directors to amend, alter or repeal a particular bylaw. The TBS By-Laws expressly provide the TBS shareholders with the right to amend the TBS By-Laws. The TBS By-Laws may be altered, amended or repealed (a) by the affirmative vote of the holders of at least a majority of the voting power of TBS, (b) by a majority vote of the TBS Board at a regular or special meeting of the TBS Board, or (c) by the unanimous written consent of either all shareholders or all directors; provided, however, that during the Effective Period, neither the TBS By-Laws nor the TBS Articles may be amended unless authorized by (i) the affirmative vote of no less than twelve members of the TBS Board (not less than four of whom must be Class C Directors), or by unanimous written consent of the TBS Board, and (ii) with respect to certain amendments, the affirmative vote of the holders of a majority of the outstanding shares of TBS Class C Preferred Stock.

  The DGCL also generally requires a majority vote of the outstanding shares entitled to vote to amend a Delaware corporation's certificate of incorporation, although the certificate of incorporation may require a greater-than-majority shareholder vote. Under New Time Warner's Charter, the alteration, amendment, repeal or adoption of any provision inconsistent with the provisions of the New Time Warner Charter relating to (a) the classified New Time Warner Board, (b) filling vacancies on the New Time Warner Board, (c) prohibiting stockholder action by written consent, (d) prohibitions on the calling of special meetings by New Time Warner stockholders, (e) approval of Business Combinations, (f) redemption of New Time Warner Capital Stock to preserve any license or franchise of New Time Warner, (g) limitation of the liability of directors and (h) amendments to the New Time Warner By-laws will require the affirmative vote of the holders of at least 80% in voting power of the then outstanding Voting Stock and, in the case of provisions of the New Time Warner Charter relating to Business Combinations, the affirmative vote of a majority of such voting power held by Disinterested Stockholders. The New Time Warner Board will have the power to adopt, alter, amend or repeal provisions of the New Time Warner By-laws by a majority vote of the entire New Time Warner Board at any meeting thereof, provided that such proposed action in respect thereof shall be stated in the notice of such meeting. Under the New Time Warner Charter, stockholders will have the power to adopt, alter, amend or repeal provisions of the New Time Warner By-laws by the affirmative vote of 80% in voting power of the outstanding Voting Stock.

DIVIDENDS

  The ability of TBS and New Time Warner to pay dividends is governed by different standards. Under the GBCC, TBS is permitted to pay dividends or make other distributions with respect to its stock unless, after giving effect to the dividend or other distribution, either TBS would not be able to pay its debts as they become due in the usual course of business, or TBS's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if TBS were to be dissolved at the time of the dividend or other distribution, to

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

satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the dividend or other distribution. The TBS Articles contain no provisions restricting dividends on TBS Common Stock, except (a) to the extent TBS preferred stock has preference as to dividends, (b) that no dividends can be paid on TBS Class A Common Stock unless the same dividend is paid on TBS Class B Common Stock, or vice versa (other than in-kind stock dividends) and (c) holders of TBS Class C Preferred Stock are entitled to receive all dividends (other than in-kind stock dividends) declared on TBS Class B Common Stock, as if the TBS Class C Preferred Stock had been converted into TBS Class B Common Stock.

  A Delaware corporation, unless otherwise restricted by its certificate of incorporation, may pay dividends out of surplus or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year (but the directors may not declare and pay dividends out of such net profits if the capital of the corporation shall have diminished to an amount less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets). The New Time Warner Charter will contain no provisions restricting dividends on New Time Warner Common Stock, except to the extent New Time Warner Preferred Stock has preference as to dividends.

SPECIAL MEETINGS

  Under Georgia and Delaware law, special meetings of shareholders may be called by the board of directors or by such other persons as are authorized by the by-laws or articles or certificate of incorporation, as the case may be.

  The TBS By-Laws provide that special meetings of the shareholders may be called by the President of TBS, by a majority of the TBS Board or by the Secretary of TBS upon the request of holders owning 25% of the outstanding stock entitled to vote at such meeting, unless otherwise prescribed by law. The New Time Warner Charter will provide that a special meeting of the stockholders may be called only by a resolution approved by a majority of the entire New Time Warner Board or by the Chairman of the New Time Warner Board, the Chief Executive Officer or the President of New Time Warner. Stockholders of New Time Warner will not have the right to call special meetings.

ACTION BY SHAREHOLDERS OR STOCKHOLDERS WITHOUT MEETING

  The GBCC permits shareholders of a Georgia corporation to act without a meeting only by unanimous written consent of all shareholders entitled to vote on the action, unless otherwise provided by the articles of incorporation. The TBS Articles do not provide for action by the holders of the TBS Common Stock by less than unanimous written consent.

  The DGCL provides that, unless otherwise provided in the certificate of incorporation, stockholders of a Delaware corporation may take any action without a meeting by written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of any action by less than unanimous consent must be given to stockholders who did not consent to such action. Under the New Time Warner Charter, any action permitted or required to be taken by the stockholders must be effected at a meeting of the stockholders, and may not be effected by written consent.

SHAREHOLDER OR STOCKHOLDER PROPOSALS

  None of the GBCC, the TBS Articles or the TBS By-Laws provides TBS shareholders with the right to propose business at annual meetings of shareholders. The TBS By-Laws provide that at annual meetings of shareholders, the order of business shall be determined by the Chairman of the meeting. As permitted by the GBCC, the TBS By-Laws allow the holders of at least 25% of the outstanding stock entitled to vote on any issue to demand that TBS hold a special meeting for the purpose of voting on such issue.

  The New Time Warner By-laws will require stockholders of New Time Warner to provide advance notice of proposals of business to be considered at the annual meeting of stockholders of New Time Warner, including the nomination of directors. With respect to special meetings of stockholders of New Time Warner (which New Time Warner stockholders will have no right to call), the New Time Warner By-laws will provide that only such business as is specified in the notice of any such meeting shall come before such meeting. See "--Special Meetings" above.

SHAREHOLDER OR STOCKHOLDER INSPECTION RIGHTS

  The GBCC provides that a shareholder, after giving advance notice, is entitled to inspect and copy, among other things, the corporation's articles of incorporation, by-laws, certain board of directors' and shareholders' resolutions, and minutes of shareholders' meetings by right, and, among other things, the corporation's minutes of board of directors' meetings and accounting records only if (a) its demand is made in good faith and for a proper purpose that is reasonably relevant to its legitimate interest as a shareholder, (b) it describes with reasonable particularity its purpose and the records it desires to inspect, (c) the records are directly connected with its purpose and (d) the records are to be used only for the stated purpose; provided, however, that the right to inspect the latter set of records may be limited by a corporation's articles of incorporation or by-laws for shareholders owning two percent or less of the corporation's outstanding shares. The TBS By-Laws provide that the TBS Board has the authority to so limit the inspection rights of shareholders owning two percent or less of the outstanding shares of TBS.

  Under the DGCL, upon written demand under oath, any stockholder of record may inspect the stock ledger, a list of the stockholders and the other books and records of a corporation so long as such inspection is for a purpose reasonably related to such person's interest as a stockholder.

DISSENTERS' OR APPRAISAL RIGHTS

  Subject to the exception provided below, under the GBCC, shareholders who comply with certain procedural requirements of the GBCC are entitled to assert dissenters' rights with respect to such shareholder's shares upon the merger of a corporation, the consummation of a plan of share exchange to which the corporation is the acquired party, the sale or other disposition of all or substantially all of the corporation's assets, an amendment of the articles of incorporation of the corporation that materially and adversely affects rights in respect of such shareholder's shares in ways specified in the GBCC, or any corporate action taken pursuant to a shareholder vote to the extent that the articles of incorporation, by-laws or a resolution of the board of directors of the corporation provides that shareholders are entitled to rights of appraisal. The TBS Articles do not currently provide for dissenters' rights in any situation other than those enumerated above. Unless the articles of incorporation or resolution of the board of directors of the corporation provides otherwise, however, holders of any class of shares which are listed on a "national securities exchange" or are held of record by more than 2,000 shareholders are not entitled to assert dissenters' rights under Georgia law if the shareholder receives shares of the surviving corporation or another corporation whose shares are listed on a national securities exchange or are held of record by at least 2,000 shareholders. The TBS Board has, by resolution, granted dissenters' rights to the holders of TBS Common Stock with respect to the TBS Merger. See "The Transaction--Appraisal and Dissenters' Rights."

  Like the GBCC, the DGCL provides stockholders of a Delaware corporation with appraisal rights in connection with mergers and consolidations generally, but does not provide appraisal rights for holders of any class or series of stock which, at the record date fixed to determine stockholders entitled to receive notice of and to vote at the meeting to act upon the agreement of merger or consolidation, were either (a) listed on a national securities exchange or designated as a national market security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (b) held of record by more than 2,000 stockholders, so long as, in either case, such stockholders are not required by the terms of the agreement of merger or consolidation to receive as consideration in such merger or consolidation anything other than shares of stock of the surviving corporation or another corporation whose shares are so listed or designated or held of record by more than 2,000 stockholders. In addition, the DGCL does not provide appraisal rights for stockholders of the surviving corporation, or for stockholders of the subject corporation, as applicable, for mergers for which the DGCL does not require stockholder approval described under "--Certain Voting Rights" above.

                        CERTAIN BUSINESS RELATIONSHIPS

  During 1995, TBS recorded subscription fees from Time Warner and TCI and their respective affiliates for their receipt of CNN, TNT, Headline News, the Cartoon Network and TCM and certain international networks, before deductions for advertising allowances, as follows: Time Warner--$96,184,000; and TCI-- $165,273,000. These amounts constituted approximately 13% and 22%, respectively, of TBS's total subscription fees recorded during 1995. Advertising revenues received by TBS during 1995 were also indirectly dependent on cable television systems operated by Time Warner and TCI or their respective affiliates since subscribers to those systems, in the aggregate, constituted approximately 40%, 41%, 41%, 42% and 31% of the cable audience coverage for TBS Superstation, TNT, CNN, Headline News and the Cartoon Network, respectively.

  Warner Home Video ("WHV"), a former subsidiary of Time Warner and now a division of TWE, is the distributor in the home video market of most MGM and pre-1950 Warner Bros. films in the TEC Library, both domestically and internationally, and certain RKO films internationally. The related distribution agreement (the "Home Video Agreement") provides for a fifteen-year term commencing June 6, 1986 with distribution fees payable based primarily on the suggested retail price of the films sold. During 1995, TBS paid an aggregate of $54,441,000 to WHV, which amount included reimbursement of distribution expenses payable by TBS and a distribution fee payable to WHV.

  Time Warner and its subsidiaries have entered into license agreements with TBS pursuant to which TBS has acquired broadcast rights to certain television and theatrical product. TBS paid an aggregate of approximately $18,236,000 for license fees during 1995 under these agreements and, as of December 31, 1995, was committed to pay $59,946,000 through 2001 under these agreements. Time Warner also has an investment in n-tv, a 24-hour German language news channel in which TBS owned a 33.1% limited partnership interest as of December 31, 1995.

  In February 1989, TBS entered into a joint venture arrangement with Home Box Office to purchase satellite transponders. The joint venture is structured so that the purchased transponders are allocated by agreement between TBS and Home Box Office, and TBS's obligations are limited solely to those transponders and ancillary service arrangements which are to be allocated to and used by TBS and its subsidiaries.

  Pursuant to a lease agreement entered into in 1992 relating to a satellite transponder, TBS recorded revenue from LMC of $1,824,000 in 1995. LMC is committed to pay approximately $8,816,000 through 2000 under such lease.

  Pursuant to an agreement entered into in between New Line and Encore Media Corporation ("Encore"), New Line has agreed to supply, on an exclusive basis, a maximum of 16 feature films per year for exhibition on Starz!, a premium cable programming service, or other pay television services owned or operated by Encore. LMC has a 90% interest in Encore. For the year ended December 31, 1995, New Line recorded revenue from Encore of $42,198,000 pursuant to such agreement. In September 1995, such agreement was amended to provide for an extension of the agreement through December 31, 2005 and the inclusion of up to three films from New Line's Fine Line division per year as of 1996 (increasing annually to ten films per year as of 1998) and up to two films from Turner Pictures per year as of 1996 (increasing annually to ten films per year as of 2004) in addition to the 16 New Line films per year throughout the extended term.

  In addition to the New Line Agreement, Encore has entered into certain other license agreements with TBS and certain of its other subsidiaries pursuant to which Encore has acquired broadcast rights to certain television and theatrical product owned by TBS. TBS recorded revenue under these agreements of approximately $1,820,000 in 1995.

  TBS and its subsidiaries have licensed the pay television broadcast rights to certain of TBS's programming to other pay television services owned or operated by Time Warner and TCI. In 1995, TBS recorded aggregate revenue from such licensing arrangements of approximately $18,583,000.

  In connection with the advertising and promotion of its cable services in 1995, TBS purchased advertising space in certain of the magazines that are published by Time Warner. TBS recorded expenses in connection with those purchases in 1995 of approximately $3,722,000. TBS recorded advertising revenues in 1995 of approximately $5,306,000 for advertising placed on TBS's services by Time Warner and its subsidiaries.

                    SIGNIFICANT LEGISLATION AND REGULATION
           APPLICABLE TO BROADCASTING AND CABLE TELEVISION SERVICES

  Television broadcasting and cable television are subject to the jurisdiction of the FCC under the Communications Act. The Communications Act empowers the FCC to adopt such regulations as may be necessary to carry out the provisions of the Communications Act and to impose certain penalties for violation of its regulations. The Telecommunications Act, which substantially amends the Communications Act, was enacted on February 8, 1996. Set forth below is a general description of some of the principal areas of FCC regulation of the broadcast and cable television industries and some of the possible effects thereon of the Telecommunications Act.

ALIEN OWNERSHIP

  The Communications Act prohibits a broadcast licensee (as well as certain other FCC licensees, but not operators of cable systems) from being organized under the laws of a foreign country or having more than 20% of its capital stock owned or voted (directly or indirectly) by foreign nationals, foreign governments or by corporations organized under the laws of a foreign country. A company that directly or indirectly controls a subsidiary licensee may not be organized under the laws of a foreign country or may not have more than 25% of its capital stock owned or voted (directly or indirectly) by foreign nationals, foreign governments or by corporations organized under the laws of a foreign country, if the FCC finds that the public interest would be served by the refusal of a license to such subsidiary. Time Warner and TBS are now, and upon the consummation of the Mergers, New Time Warner is expected to be in compliance with these restrictions.

BROADCAST LICENSE RENEWAL

  Broadcast stations must seek renewal of their licenses from the FCC at the end of each license term. The Telecommunications Act authorizes the FCC to extend television license terms to eight years from current terms of five years. The FCC has initiated a rulemaking proceeding which proposes to implement such eight-year terms for television stations commencing with their next renewal application. The Telecommunications Act directs the FCC to grant renewal of a broadcast license if it finds that the station has served the public interest, convenience, and necessity and that there have been no serious violations (or other violations which would constitute a "pattern of abuse") by the licensee of the Communications Act or FCC rules. If the FCC finds that a licensee has failed to meet these standards, and there are not sufficient mitigating factors, it may deny renewal or condition renewal appropriately, including renewing for less than a full term. Any other party with standing may petition the FCC to deny a broadcaster's application for renewal. However, only if the FCC issues an order denying renewal will it accept and consider applications from other parties for a construction permit for a new station to operate on the channel subject to such denial. The FCC may not consider any such applicant in making determinations concerning the grant or denial of the licensee's renewal application. The license for WTBS was most recently renewed on April 1, 1992. There were no petitions to deny or mutually exclusive applications filed in connection with such renewal.

OWNERSHIP

  The Communications Act and the FCC's rules restrict ownership of "attributable interests" in broadcast licensees and cable television systems on both the national and local level. Generally, ownership is attributed to officers, directors and shareholders who own more than 5% of the outstanding voting stock of a licensee or cable operator (except for certain institutional shareholders who may own up to 10%). A single entity is now restricted as to the percentage of the national audience that it may reach from all television stations in which it holds attributable interests. The Telecommunications Act eliminates a prior FCC restriction on the number of television stations in which an entity may hold an attributable interest and raises the national audience limit from 25 percent to 35 percent of the national television audience. In addition, the FCC restricts the percentage of homes passed nationwide by cable systems in which any entity holds a common attributable interest. This latter rule is currently in abeyance pending an appeal to the U.S. Court of Appeals for the D.C. Circuit of a lower court decision holding the statutory provision underlying such rule unconstitutional. As required by the Telecommunications Act, the FCC has eliminated its previous limitations on the common ownership or control of a national broadcast network and a cable system, subject to possible new FCC regulations in the future to ensure nondiscriminatory treatment of nonaffiliated television stations by any such cable systems/national broadcast network combination.

  The Telecommunications Act eliminates the statutory prohibition on the common ownership or control of cable systems and local television broadcast stations with overlapping service contours. A parallel prohibition in the FCC rules remains, however, pending FCC review. The Grade B service contour of WTBS overlaps the service area of a cable system owned by Time Warner in the Atlanta, Georgia area. Time Warner has requested a temporary waiver from the FCC for a limited period to allow for the divestiture of the cable system at issue. In addition, the Telecommunications Act requires the FCC to conduct a rulemaking to determine whether to retain, modify or eliminate existing restrictions on the number of television stations in which one entity may hold an attributable interest in a given market. The Telecommunications Act also affects other FCC local ownership restrictions.

  Pursuant to the Telecommunications Act, the FCC must review all of its ownership rules biennially, and repeal or modify any regulation it deems to be no longer in the public interest.

  Apart from the Telecommunications Act, the FCC is currently engaged in an extensive review of its attribution rules and its broadcast ownership rules. While the FCC has tentatively suggested that it might relax some of its ownership restrictions, it also has intimated that certain of its attribution rules might be modified, such that certain ownership interests that currently are not attributable would become attributable. Time Warner cannot predict what impact such revisions, if adopted, will have on the operations of New Time Warner or its subsidiaries if the Mergers are consummated.

ADVANCED TELEVISION SERVICES

  The Telecommunications Act requires the FCC to adopt certain requirements with respect to the implementation of advanced television services ("ATV"), which will employ digital or other advanced technology. For example, if an additional ATV license is issued to an existing broadcast licensee to permit additional use of the spectrum, that grant must be conditioned upon the ultimate surrender of one of those licenses. In addition, various members of Congress have expressed an interest in continuing to explore issues related to the license of additional use of the spectrum for ATV services. It is possible that Congress will ultimately subject the award of such use of the spectrum to competitive bidding. In May 1996, as part of an ongoing proceeding, the FCC proposed to mandate a specific ATV technological standard.

VERTICAL INTEGRATION RULE

  The FCC has adopted rules which, with certain exceptions, preclude a cable television system from devoting more than 40% of its activated channels to national video programming services in which the entity which owns the cable television system has an attributable interest. Because of Time Warner's pre-existing interest in TBS, the cable programming services owned and operated by TBS have already been factored into Time Warner's compliance with this rule. Thus, the Transaction will not further implicate this rule.

LEGISLATIVE REFORMS

  The Telecommunications Act and FCC rules implementing it could affect whatever decision the FCC may make with respect to the FCC Application (see "The Transaction--Regulatory Approvals--FCC Approval Process") in additional respects not described herein. Neither Time Warner nor TBS can predict the impact of any telecommunications legislation on the FCC approval process relating to the
FCC Application or on the operations of New Time Warner and its subsidiaries following consummation of the Mergers. However, the Telecommunications Act is expected to affect the operations of Time Warner in the following areas, in addition to those described above.

  Cable Television. The Telecommunications Act deregulates the rates charged by larger multiple system operators such as Time Warner for tiers of cable programming service ("CPS") (generally, optional packages of satellite-delivered programming, over and above the basic tier which contains over-the-air broadcast signals) as of March 31, 1999. Prior to such CPS rate deregulation, individual subscribers may not initiate CPS rate complaint proceedings directly with the FCC. Rather, only the local franchising authority or state cable regulatory body may do so upon receipt of complaints filed by more than one subscriber from that community.

Moreover, the Telecommunications Act adds a new alternate test to the "effective competition" definition, whereby CPS rates would be deregulated as soon as a telephone company, or other multichannel video program provider using the telephone company's facilities, begins to offer comparable video programming by any means, such as open video systems, franchised cable or wireless cable (but not direct broadcast satellite), regardless of market penetration. Under the prior law, effective competition is deemed present only if (a) fewer than 30 percent of the households in the franchise area subscribe to the cable system or (b)(i) the cable system faces competition from a multichannel video programming distributor which offers comparable programming to at least 50 percent of the households served by the cable operator and (ii) at least 15 percent of the households in the franchise area subscribe to competing providers.

  Telephone Competition. The Telecommunications Act creates opportunities for cable television operators and other entities to compete with incumbent local exchange carriers ("LECs") in the provision of local telecommunications services, including local exchange telephone service. The Telecommunications Act preempts the states from erecting or maintaining barriers to entry which restrict local telephone competition. The Telecommunications Act also establishes a general obligation for telecommunications providers to interconnect their networks with those of other telecommunications providers. LECs may not prohibit, nor may they impose unreasonable conditions or limitations on, the resale of their services. Under the Telecommunications Act, LECs must provide, "to the extent technically feasible," the opportunity for consumers to retain their telephone numbers when changing local service providers. LECs will be required to provide dialing parity to competing providers, so a customer can place calls using a competitor's services by dialing the same number of digits as would be required using the LEC's services. In addition, LECs will be required to afford access to their poles, ducts, conduits and rights-of-way to competitors on rates, terms and conditions subject to regulation by the FCC or the states. LECs and competitors will also be required to establish reciprocal compensation arrangements for terminating calls over their networks originated by the other. Finally, LECs will be required to make available to competitors public switched network technology, information and telecommunications facilities and functions as necessary to enable the competitor to provide telecommunications services or access to information services. The
Telecommunications Act, with limited exceptions, also prohibits an LEC and a cable operator within the same service area from acquiring more than a 10% interest in each other or forming a joint venture to provide cable or telephone service in that area.

  The information contained under this heading does not purport to be a complete summary of all the provisions of the Communications Act, the FCC rules thereunder, the Telecommunications Act or of pending proposals in FCC rulemaking proceedings or for other legislation regarding the regulation of broadcasting and cable television. For a complete statement of such provisions, reference is made to the Communications Act, the FCC Rules, the Telecommunications Act and such pending proposals.


                                 LEGAL MATTERS

  The validity of the New Time Warner Common Stock and the New Time Warner Preferred Stock to be issued in connection with the Transaction will be passed upon by Cravath, Swaine & Moore.

  Cravath, Swaine & Moore, counsel for Time Warner, and Skadden, Arps, Slate, Meagher & Flom, counsel for TBS, will pass on certain Federal income tax consequences of the Transaction for Time Warner and TBS, respectively.

                                    EXPERTS

  The consolidated financial statements of Time Warner and TWE appearing in the Time Warner Form 10-K, and the combined financial statements of the Time Warner Service Partnerships incorporated by reference therein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon set forth therein and incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

  The financial statements of TBS as of December 31, 1994 and 1995, and for the three years ended December 31, 1995, incorporated by reference in this Joint Proxy Statement/Prospectus, have been audited by Price Waterhouse LLP, independent accountants, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

  The financial statements of Newhouse Broadcasting Cable Division of Newhouse Broadcasting Corporation and subsidiaries as of July 31, 1993 and 1994, and for the three years ended July 31, 1994, incorporated by reference in this Joint Proxy Statement/Prospectus, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

  The financial statements of Vision Cable Division of Vision Cable Communications, Inc. and subsidiaries as of December 31, 1993 and 1994, and for the three years ended December 31, 1994, incorporated by reference in this Joint Proxy Statement/Prospectus, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

  The financial statements of Cablevision Industries Corporation as of December 31, 1994, and for the three years ended December 31, 1994, incorporated by reference in this Joint Proxy Statement/Prospectus, have been audited by Arthur Andersen LLP, independent public accountants, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

  The financial statements of KBLCOM as of December 31, 1994, and for the two years ended December 31, 1994, incorporated by reference in this Joint Proxy Statement/Prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

  The financial statements of Paragon as of December 31, 1993 and 1994, and for the three years ended December 31, 1994, incorporated by reference in this Joint Proxy Statement/Prospectus, have been audited by Price Waterhouse LLP, independent accountants, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

  It is expected that representatives of Ernst & Young LLP, Time Warner's independent auditors, will be present at the Time Warner Meeting and representatives of Price Waterhouse LLP, TBS's independent accountants, will be present at the TBS Meeting where they will have an opportunity to respond to appropriate questions of stockholders and to make a statement if they so desire.

                             STOCKHOLDER PROPOSALS

  The date by which proposals of stockholders of Time Warner must be submitted to Time Warner in order to be included in Time Warner's proxy materials for the next annual meeting of Time Warner stockholders is December 2, 1996. If the date of such annual meeting is advanced or delayed, Time Warner will comply with any applicable provision concerning submission of stockholder proposals under Regulation 14A under the Exchange Act and the Time Warner By-laws.

  The date by which proposals of shareholders of TBS must be submitted to TBS in order to be included in TBS's proxy materials for the next annual meeting of TBS shareholders is January 3, 1997. If the date of such annual meeting is advanced or delayed, TBS will comply with any applicable provision concerning submission of shareholder proposals under Regulation 14A under the Exchange Act.

  If the Mergers are consummated, the first annual meeting of the public stockholders of New Time Warner after such consummation is expected to be held on or about May 15, 1997. If any New Time Warner stockholder intends to present a proposal at such New Time Warner annual meeting and wishes to have such proposal considered for inclusion in the proxy materials for such meeting, such holder must submit the proposal to the Secretary of New Time Warner in writing so as to be received at the executive offices of New Time Warner by December 2, 1996. Such proposals must also meet the other requirements of the rules of the Commission relating to stockholders' proposals. In addition, the New Time Warner By-laws will establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in New Time Warner's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of New Time Warner not less than 70 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a stockholder who has notified New Time Warner of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, New Time Warner need not present the proposal for a vote at such meeting. If the date of such annual meeting is advanced or delayed, New Time Warner will comply with any applicable provision concerning submission of stockholder proposals under Regulation 14A under the Exchange Act and the New Time Warner By-laws.

                               ----------------

  The following information is being disclosed pursuant to Florida law and is accurate as of the date hereof: A subsidiary of Warner Communications Inc. pays royalties to Artex, S.A., a corporation organized under the laws of Cuba, in connection with the distribution in the United States of certain Cuban musical recordings. Current information concerning this matter may be obtained from the State of Florida Department of Banking & Finance, The Capital, Tallahassee, Florida 32399-0350, 904-488-9805.

                                                                      SCHEDULE 1

                      INDEX AND GLOSSARY OF DEFINED TERMS

INDEX OF DEFINED TERMS                                                      PAGE
- ----------------------                                                      ----
1995 Convertible Debt Refinancing.......................................... 110
1996 Convertible Debt Refinancing.......................................... 110
1996 Proxy Statement for Time Warner....................................... 123
Acquiring Person........................................................... 104
Admission Agreement........................................................  78
Advance/Newhouse........................................................... 111
Agreement Restricting Activities........................................... 102
AMEX.......................................................................   3
announcement date.......................................................... 136
Appraisal Proceeding.......................................................  85
Appraisal Shares...........................................................  81
Approved Matters...........................................................  90
ATC........................................................................  22
ATV........................................................................ 188
Bank Refinancing........................................................... 111
BET........................................................................  52
Budgets....................................................................  34
Cable Acquisitions......................................................... 111
Cable Comparables..........................................................  63
Cable/Entertainment Index..................................................  50
Cable Operators............................................................  33
Cablevision Systems........................................................  50
Capital Cities.............................................................  52
Capital City...............................................................  38
Capital City Consulting Agreement..........................................  72
Castle Rock................................................................   9
CBS........................................................................  52
Change of Control.......................................................... 136
Change of Control Date..................................................... 136
Charitable Transferee...................................................... 106
Class C Directors..........................................................  34
Class C Premium............................................................  57
Closing....................................................................  88
Closing Date...............................................................  88
CNN........................................................................  12
CNNfn......................................................................  12
CNNI.......................................................................  12
Code.......................................................................  69
Columbia...................................................................  52
Comcast....................................................................  39
Commission.................................................................   3
Common Stock Directors.....................................................  34
Communications Act.........................................................  20
Comparable Companies.......................................................  56
Comparable Transactions....................................................  56
Compensation Committee.....................................................  66
Competing Business......................................................... 102

INDEX OF DEFINED TERMS                                                      PAGE
- ----------------------                                                      ----
Competing Person........................................................... 102
Consent Decree.............................................................  73
Continental................................................................  33
Contributed Capital........................................................ 163
Contribution and Exchange Agreement........................................  10
Contribution Election...................................................... 101
Conversion Date............................................................ 135
Conversion Period.......................................................... 147
Converting Holder.......................................................... 135
Convertible Debt Refinancings.............................................. 110
Court......................................................................  85
Covered New Time Warner Common Stock....................................... 107
Covered Securities......................................................... 108
Covered TW Securities......................................................  99
Cox........................................................................  50
CPS........................................................................ 188
CS First Boston............................................................  15
CS First Boston Opinion....................................................  54
CSFB Engagement Letter.....................................................  72
Cumulative Priority Capital................................................ 163
current market price....................................................... 154
CVI........................................................................  22
CVI Acquisition............................................................ 110
Debt Refinancings.......................................................... 111
DGCL.......................................................................  13
Disinterested Director..................................................... 179
Disinterested Stockholder.................................................. 179
Disney.....................................................................  45
Dissenters' Notice.........................................................  84
Dissenting Shares..........................................................  84
Dissenting TBS Holder......................................................  84
Dissenting TBS Holder Demand...............................................  85
Distribution Contract......................................................   8
Distribution Date.......................................................... 127
EBITDA.....................................................................  50
Effective Date............................................................. 140
Effective Period........................................................... 180
Effective Time of the Mergers..............................................  88
Eligible Person............................................................ 106
Encore..................................................................... 186
Entertainment Comparables..................................................  63
Exchange Act...............................................................   3
Exchange Ratio.............................................................  48
Excluded Holder............................................................ 178
Existing Rights Agreement..................................................   2
Expiration Date............................................................ 127
Fair Value.................................................................  84
Family Members............................................................. 106
FCC........................................................................  19
FCC Application............................................................  74
February 1996 Redemption................................................... 110
Final Redemption Date...................................................... 160
First Refusal Right........................................................ 108

INDEX OF DEFINED TERMS                                                      PAGE
- ----------------------                                                      ----
Five-Year Exercise Right...................................................  68
FTC........................................................................   9
FTC Consent Decree.........................................................   9
Gaylord....................................................................  52
GBCC.......................................................................   7
Georgia Business Combination Statute....................................... 177
Georgia Fair Price Statute................................................. 177
Gerry Companies............................................................ 110
Grade B Service Contour....................................................  75
Group......................................................................  36
Hasbro LYONs...............................................................  87
HB Joint Venture...........................................................  25
highest price.............................................................. 136
Home Box Office............................................................  65
Home Video Agreement....................................................... 186
homes passed...............................................................  75
HSN........................................................................  61
HSR Act....................................................................  19
Included Tax Distributions................................................. 163
Initial Award..............................................................  67
Initial Shares............................................................. 107
Insolvency Redemption Amount............................................... 163
interested director........................................................  35
interested shareholder..................................................... 177
Interested Stockholder..................................................... 179
International Family.......................................................  52
Investor................................................................... 105
Investors' Agreement (No. 1)...............................................  10
Investors' Agreement (No. 2)............................................... 107
IRS........................................................................  37
ITOCHU.....................................................................  22
ITOCHU/Toshiba Transaction................................................. 111
January 1996 Debentures.................................................... 110
Junior Stock............................................................... 164
KBLCOM.....................................................................  22
KBLCOM Acquisition......................................................... 111
LECs....................................................................... 189
Letter Ruling..............................................................  76
Liberty Party..............................................................  99
LMC........................................................................   7
LMC Agreement..............................................................   7
LMC Common Stock...........................................................   8
LMC Demand Registration.................................................... 109
LMC Holders................................................................ 109
LMC Non-competition Covenant...............................................   8
LMC Reduced Voting Common Stock............................................   8
LMC Registrable Shares..................................................... 109
LMC Registration Rights Agreement..........................................  10
LMC Series Common Stock....................................................   8
LSSI....................................................................... 101
Lump Sum Payment...........................................................  66

INDEX OF DEFINED TERMS                                                      PAGE
- ----------------------                                                      ----
Mandatory Redemption Amount................................................ 164
Mandatory Redemption Price................................................. 164
Material Transaction.......................................................  91
Matsushita.................................................................  38
Maximum Premium............................................................  68
MC Group Consulting Agreement..............................................  73
MCA........................................................................  38
Merger Agreement...........................................................   1
Mergers....................................................................   2
Merrill Lynch..............................................................  15
Merrill Lynch Engagement Letter............................................  72
Merrill Lynch Opinion......................................................  57
MGM........................................................................  56
Moody's.................................................................... 164
Morgan Stanley.............................................................  13
Morgan Stanley Engagement Letter...........................................  73
Morgan Stanley Opinion.....................................................  48
MSG Assets.................................................................  52
MVPD.......................................................................   9
Net Partnership Value...................................................... 101
Net Value..................................................................  68
New Credit Agreement....................................................... 111
New Line...................................................................   9
News Corp..................................................................  45
New Time Warner............................................................   1
New Time Warner Board......................................................  10
New Time Warner By-laws....................................................  90
New Time Warner Capital Stock..............................................   2
New Time Warner Charter....................................................   8
New Time Warner Common Stock...............................................   2
New Time Warner Preferred Stock............................................   2
New Time Warner Right......................................................   2
New Time Warner Rights Agreement...........................................   2
New Time Warner Series A Preferred Stock................................... 125
New Time Warner Series Common Stock........................................   8
New Time Warner Series D Preferred Stock................................... 125
New Time Warner Series E Preferred Stock................................... 125
New Time Warner Series F Preferred Stock................................... 125
New Time Warner Series G Preferred Stock................................... 125
New Time Warner Series H Preferred Stock................................... 125
New Time Warner Series I Preferred Stock................................... 125
New Time Warner Series J Preferred Stock................................... 125
New Time Warner Series M Preferred Stock................................... 125
New Time Warner Series L Preferred Stock................................... 125
New Time Warner Value......................................................  59
Notice of Intent...........................................................  84
NYSE.......................................................................   3
OCF........................................................................  62
Offer of Payment...........................................................  85
Offer Value Percentage.....................................................  59
Options....................................................................  67

INDEX OF DEFINED TERMS                                                      PAGE
- ----------------------                                                      ----
Original Morgan Stanley Opinion............................................  48
Other Stockholder.......................................................... 108
Ownership Limitations......................................................  91
Paragon....................................................................  24
Paramount..................................................................  52
Parity Stock............................................................... 164
PERCS...................................................................... 110
Permitted Other Holder.....................................................  87
Permitted Transferee....................................................... 106
Per Share Premium Percentage...............................................  60
Preferred Trust Securities................................................. 110
Prior TCI Arrangements.....................................................  38
Private Per Share Premium..................................................  61
Private Premium Transaction................................................  61
Pro Rata Percentage........................................................ 164
Pro Rata Portion........................................................... 140
Pro Rata Repurchase........................................................ 140
Program Agreement..........................................................   9
Prohibited Effect..........................................................  99
Prohibited Turner Effect...................................................  35
PPV Output Agreement.......................................................   9
PSE........................................................................   3
Public Per Share Premium...................................................  61
Public Premium Target......................................................  60
Public Premium Transaction.................................................  60
Public Programming Companies...............................................  63
Purchase Price............................................................. 127
Qualified Stockholder...................................................... 106
Qualified Trust............................................................ 106
QVC........................................................................  52
Rating Confirmation........................................................ 164
Real Estate/Sports Segment.................................................  50
Redeemable Number.......................................................... 164
redemption premium.........................................................  70
Redemption Price........................................................... 129
Redemption Recission Event................................................. 139
Registrable Shares......................................................... 108
Registration Statement.....................................................   3
Reorganization of TWE...................................................... 165
Reorganization Redemption Price............................................ 165
Reset Notes................................................................ 111
Reset Notes Refinancing.................................................... 111
Restriction Period.........................................................  99
Right of First Refusal Agreement...........................................  10
Rights.....................................................................  88
Rights Amendment...........................................................  10
Rights Certificates........................................................ 127
S&P........................................................................ 164
Seagram....................................................................  52
Second Amended Complaint...................................................  79
Section 262................................................................  81

INDEX OF DEFINED TERMS                                                      PAGE
- ----------------------                                                      ----
Securities Act.............................................................   3
September 1995 Redemption.................................................. 110
September 22 Analyses......................................................  57
Series B Redemption ....................................................... 165
Series D Accrued Dividend Amount........................................... 134
Series D Conversion Price.................................................. 134
Series D Conversion Rate................................................... 134
Series D Dividend Payment Date............................................. 132
Series D Exchange Price.................................................... 138
Series D Net Dividend Amount............................................... 134
Series D Record Date....................................................... 132
Series D Redemption Price.................................................. 138
Series E Accrued Dividend Amount........................................... 143
Series E Conversion Price.................................................. 142
Series E Conversion Rate................................................... 142
Series F Accrued Dividend Amount........................................... 145
Series F Conversion Price.................................................. 145
Series F Conversion Rate................................................... 144
Series J Conversion Price.................................................. 151
Series J Conversion Rate................................................... 151
Series J Dividend Payment Date............................................. 149
Series J Record Date....................................................... 149
Series J Redemption Price.................................................. 155
Series K Refinancing....................................................... 110
Series L Debentures........................................................ 167
Series M Change of Control................................................. 165
Series M Dividend Payment Date............................................. 159
Series M Mandatory Redemption Date......................................... 160
Series M Record Date....................................................... 159
Silver King................................................................  61
Six Flags..................................................................  24
Six Flags Transaction...................................................... 111
Sony.......................................................................  52
Special Meetings...........................................................   1
Special Voting Rights......................................................  34
Specified Adjustment.......................................................  51
SpinCo Party...............................................................  99
SportSouth.................................................................   9
SportSouth Agreement.......................................................   9
SportSouth Region.......................................................... 102
SSSI.......................................................................   8
SSSI Option................................................................   8
SSSI Agreement.............................................................   8
SSSI Agreement Consideration...............................................  48
Studios....................................................................  51
subject person............................................................. 104
Subject Shares............................................................. 108
Subject Stockholder........................................................ 108
Summit.....................................................................  22
Summit Acquisition......................................................... 111
Sunshine Option............................................................   9
Sunshine Option Agreement..................................................   9
Support Agreement..........................................................   7

INDEX OF DEFINED TERMS                                                      PAGE
- ----------------------                                                      ----
Takeover Proposal..........................................................  91
Tax Distributions.......................................................... 166
TBS........................................................................   1
TBS 1995 Forecast..........................................................  50
TBS 1996 Forecast..........................................................  50
TBS 1996 Budget............................................................  50
TBS Articles...............................................................   7
TBS Board..................................................................   1
TBS By-Laws................................................................  34
TBS Capital Stock..........................................................   1
TBS Class A Common Stock...................................................   1
TBS Class B Common Stock...................................................   1
TBS Class B Preferred Stock................................................  33
TBS Class C Preferred Stock................................................   1
TBS Common Stock...........................................................   1
TBS Convertible Securities.................................................  35
TBS Form 8-Ks..............................................................   4
TBS Form 10-K..............................................................   4
TBS Form 10-Qs.............................................................   4
TBS Investors' Agreement...................................................  35
TBS LYONs..................................................................  17
TBS LYONs Indenture........................................................  87
TBS Meeting................................................................   1
TBS Merger.................................................................   2
TBS Merger Approval........................................................  31
TBS Merger Corp............................................................   1
TBS Merger Proposal........................................................   1
TBS Officers...............................................................  68
TBS Record Date............................................................  14
TBS Reports................................................................   4
TBS Shareholders' Agreement................................................  35
TBS Superstation...........................................................  12
TBS Voting Agreement.......................................................  34
TCI........................................................................   7
TCI Arrangements...........................................................   8
TCI Control Shareholders...................................................  76
TCI Group..................................................................  36
TCI Spin-off...............................................................   9
TCI Value..................................................................  59
TCITP...................................................................... 108
TCITP Stockholders......................................................... 108
TCM........................................................................  12
TEC Library................................................................ 119
Telecommunications Act.....................................................  74
Term Date..................................................................  65
The Capital Group.......................................................... 171
Third Amended Complaint....................................................  79
Time.......................................................................  33

INDEX OF DEFINED TERMS                                                      PAGE
- ----------------------                                                      ----
Time Group.................................................................  36
Time/TCI Agreement.........................................................  35
Time Warner................................................................   1
Time Warner Board..........................................................   1
Time Warner Capital Stock..................................................   1
Time Warner Charter........................................................  13
Time Warner Common Stock...................................................   1
Time Warner Form 8-Ks......................................................   4
Time Warner Form 10-K......................................................   4
Time Warner Form 10-Qs.....................................................   4
Time Warner General Partners...............................................  12
Time Warner Meeting........................................................   1
Time Warner Merger.........................................................   2
Time Warner Preferred Stock................................................   1
Time Warner Record Date....................................................  13
Time Warner Reports........................................................   4
Time Warner Series D Preferred Stock.......................................  13
Time Warner Series E Preferred Stock.......................................  13
Time Warner Series F Preferred Stock.......................................  13
Time Warner Series G Preferred Stock.......................................  13
Time Warner Series H Preferred Stock....................................... 147
Time Warner Series I Preferred Stock.......................................  13
Time Warner Series J Preferred Stock.......................................  13
Time Warner Series K Preferred Stock.......................................  22
Time Warner Series M Preferred Stock....................................... 158
Time Warner Service Partnerships........................................... 110
Time Warner Voting Preferred Stock.........................................  13
TNT........................................................................  12
Toshiba....................................................................  22
Transaction................................................................   2
Transaction Agreements.....................................................  10
TSP........................................................................ 101
Turner Demand Registration................................................. 108
Turner Employment Agreement................................................  65
Turner Holders............................................................. 108
Turner Outdoor.............................................................   7
Turner Partners............................................................  10
Turner Pictures............................................................   9
Turner Registration Rights Agreement.......................................  10
Turner Shareholders........................................................   7
Turner Shareholder Shares.................................................. 104
TW 7.75% Notes............................................................. 110
TW 8.75% Convertible Debentures............................................ 110
TW 8.75% Debentures........................................................ 110
TW Indenture...............................................................  87
TW LYONs...................................................................  17
TW Merger Approval.........................................................  30
TW Merger Corp.............................................................   1
TW Merger Proposal.........................................................   1
TW Transactions............................................................ 110
TWE........................................................................   9
TWE Contingent Capital..................................................... 166

INDEX OF DEFINED TERMS                                                      PAGE
- ----------------------                                                      ----
TWE Insolvency Valuation................................................... 166
TWE Partnership Agreement..................................................  78
TWE Residual Capital....................................................... 166
TWE Senior Capital......................................................... 166
TWE Series A Capital....................................................... 166
TWE Series B Capital....................................................... 166
TWE Valuation.............................................................. 166
TWE-Advance/Newhouse Partnership........................................... 111
TWE-A/N Transaction........................................................ 111
TWI Cable.................................................................. 110
UCTI....................................................................... 101
UMG........................................................................  50
Unaffiliated Directors.....................................................  37
Unclustered Cable Transactions............................................. 111
Units Offering.............................................................  33
U S WEST...................................................................  12
U S WEST Option............................................................ 167
USWMC......................................................................  78
Viacom.....................................................................  45
Video Division.............................................................  65
Voting Stock............................................................... 179
WCCI.......................................................................  78
WCI........................................................................  33
WCI Acquisition............................................................  33
Westinghouse...............................................................  52
WHV........................................................................ 186
WTBS Conversion............................................................   8

                           GLOSSARY OF DEFINED TERMS

  The following are definitions of certain capitalized terms defined in the Joint Proxy Statement/Prospectus (other than the capitalized terms defined in the Joint Proxy Statement/Prospectus under "Description of New Time Warner Capital Stock") and referenced in the foregoing Index to Defined Terms. Each such term should be considered in the context in which it is used in the Joint Proxy Statement/Prospectus.

  1995 CONVERTIBLE DEBT REFINANCING--the financing of the September 1995 Redemption.

  1996 CONVERTIBLE DEBT REFINANCING--the issuance of the Preferred Trust Securities and the January 1996 Debentures, together with the financing of the February 1996 Redemption.

  1996 PROXY STATEMENT FOR TIME WARNER--Time Warner's Proxy Statement used in connection with its 1996 Annual Meeting of Stockholders.

  ADMISSION AGREEMENT--the agreement pursuant to which USWMC was admitted as a limited partner in TWE.

  ADVANCE/NEWHOUSE--the Advance/Newhouse Partnership.

  AGREEMENT RESTRICTING ACTIVITIES--an agreement to be entered into by TBS and Time Warner, on the one hand, and SportSouth, on the other, restricting certain activities of TBS, Time Warner and their respective affiliates.

  AMEX--the American Stock Exchange, Inc.

  APPRAISAL PROCEEDING--a nonjury equitable valuation proceeding to be commenced by TBS if a Dissenting TBS Holder Demand remains unsettled.

  APPRAISAL SHARES--the shares of Time Warner Preferred Stock whose holders follow the procedures set forth in Section 262 of the DGCL to have their shares of Time Warner Preferred Stock appraised by the Delaware Chancery Court and to receive payment in cash of the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Transaction, together with a fair rate of interest, if any, as determined by such court.

  APPROVED MATTERS--the matters that are (x) expressly included in a master budget contemplated by the TBS By-Laws as in effect on September 22, 1995, or thereafter approved by Time Warner or (y) otherwise approved in writing by Time Warner.

  ATC--American Television and Communications Corporation.

  ATV--advanced television services.

  BANK REFINANCING--the use of the New Credit Agreement to refinance certain indebtedness assumed in connection with the Cable Acquisitions, to refinance TWE's indebtedness under a pre-existing bank credit agreement and to finance the ongoing working capital, capital expenditures and other corporate needs of each borrower under the New Credit Agreement.

  BET--BET Holdings Inc.

  CABLE ACQUISITIONS--the CVI Acquisition, KBLCOM Acquisition and the Summit Acquisition.

  CABLE/ENTERTAINMENT INDEX--a blended cable television and entertainment company index composed of the stocks of Cablevision Systems, Cox, Comcast, TCI (adjusted for the LMC spin-off), Disney, News Corp. and Viacom.

  CABLE OPERATORS--the group of investors that participated in the Units
Offering.

  CABLEVISION SYSTEMS--Cablevision Systems Corporation.

  CAPITAL CITIES--Capital Cities/ABC, Inc.

  CAPITAL CITY--Capital City Advisors, Inc.

  CAPITAL CITY CONSULTING AGREEMENT--the consulting agreement dated May 1, 1994, between TBS and Capital City, as amended.

  CASTLE ROCK--Castle Rock Entertainment.

  CBS--CBS Inc.

  CHARITABLE TRANSFEREE--any charitable organization described in Section 501(c)(3) of the Code.

  CLASS C DIRECTORS--the seven TBS directors elected by the holders of the TBS Class C Preferred Stock.

  CLASS C PREMIUM--the incremental value to be received by TCI as a holder of shares of TBS Class C Preferred Stock as a result of the difference between the consideration to be received by holders of TBS Common Stock and holders of TBS Class C Preferred Stock, on an as-converted basis.

  CLOSING--the closing of the Mergers.

  CLOSING DATE--the date to be specified by the parties to the Merger Agreement, which, unless otherwise agreed by the parties, shall be no later than the second business day after the satisfaction of certain conditions precedent to the consummation of the Mergers.

  CNN--Cable News Network.

  CNNFN--CNN Financial News Network.

  CNNI--Cable News Network International.

  CODE--the Internal Revenue Code of 1986, as amended.

  COLUMBIA--Columbia Pictures Entertainment, Inc.

  COMCAST--Comcast Corporation.

  COMMISSION--the Securities and Exchange Commission.

  COMMON STOCK DIRECTORS--the eight TBS directors that the holders of TBS Common Stock are entitled to elect.

  COMMUNICATIONS ACT--the Communications Act of 1934.

  COMPARABLE COMPANIES--Time Warner, The News Corporation Limited, Disney and Viacom.

  COMPARABLE TRANSACTIONS--the proposed acquisition of MGM by a group including Tracinda Corporation and MGM management, U S WEST/Continental, Westinghouse/CBS, Disney/Capital Cities, Gannet Co., Inc./Multimedia, Inc., Seagram/MCA, Viacom/Blockbuster and Viacom/Paramount.

  COMPENSATION COMMITTEE--the Compensation Committee of the New Time Warner
Board.

  COMPETING BUSINESS--the organization, ownership or operation of a regional cable television sports network offered primarily to viewers in the SportSouth Region.

  COMPETING PERSON--a person engaged, directly or indirectly, in a Competing Business.

  CONSENT DECREE--consent decree entered into by Michael Milken with the Commission in 1991 which prohibits Mr. Milken from association with any broker, dealer, investment adviser, investment company or municipal securities dealer.

  CONTRIBUTED CAPITAL--the initial priority capital and residual equity amounts that were assigned to the partners in TWE based on the estimated fair value of the net assets each contributed to TWE, as adjusted for the fair value of certain assets distributed by TWE to the Time Warner General Partners in 1993 which were not subsequently reacquired by TWE in 1995.

  CONTINENTAL--Continental Cablevision, Inc.

  CONTRIBUTION AND EXCHANGE AGREEMENT--the Contribution and Exchange Agreement dated as of September 22, 1995, pursuant to which New Time Warner has granted to LMC the right to require New Time Warner to acquire substantially all shares of TBS Capital Stock owned by TCI and its affiliates directly from LMC simultaneously with the Closing for the same consideration payable for such shares in the TBS Merger.

  CONTRIBUTION ELECTION--the election by LMC to contribute all the capital stock of UCTI to New Time Warner simultaneously with the Closing pursuant to the Contribution and Exchange Agreement.

  CONVERTIBLE DEBT REFINANCINGS--the 1995 Convertible Debt Refinancing and the 1996 Convertible Debt Refinancing.

  COURT--the Superior Court of Fulton County, Georgia.

  COVERED NEW TIME WARNER COMMON STOCK--(i) any shares of New Time Warner Common Stock transferred to a Qualified Stockholder by an Investor pursuant to Investors' Agreement (No. 1) and (ii) any shares of New Time Warner Common Stock acquired by a Qualified Stockholder pursuant to the Transaction otherwise than in exchange for any shares of TBS Common Stock owned by such Qualified Stockholder on September 22, 1995.

  COVERED SECURITIES--New Time Warner Capital Stock, New Time Warner securities convertible into such capital stock, or options, warrants or other rights to purchase such capital stock or such securities convertible into such capital stock on which the Right of First Refusal Agreement places various restrictions on dispositions by any Subject Stockholder.

  COVERED TW SECURITIES--(a)(i) if the Mergers are consummated, the shares of New Time Warner Common Stock beneficially owned by LMC immediately following the consummation of the TBS Merger as a result of the conversion in the TBS Merger of the shares of TBS Capital Stock beneficially owned by LMC on September 22, 1995 and (ii) if the Contribution Election is made, the shares of New Time Warner Common Stock received by the Liberty Parties in connection therewith, determined assuming that the shares of TBS Capital Stock contributed to New Time Warner or owned by the subsidiaries of LMC so contributed did not include any shares of TBS Capital Stock not beneficially owned by LMC on September 22, 1995, (b) the shares of LMC Reduced Voting Common Stock issued pursuant to the SSSI Agreement and (c) all shares of LMC Common Stock and LMC Reduced Voting Common Stock for which the shares of New Time Warner Common Stock and LMC Common Stock referred to in clauses (a) and
(b) above and in this clause (c) may be exchanged pursuant to the provisions of the LMC Agreement.

  COX--Cox Communications, Inc.

  CPS--cable programming service.

  CS FIRST BOSTON--CS First Boston Corporation.

  CS FIRST BOSTON OPINION--the oral opinion of CS First Boston (subsequently confirmed in writing) delivered on August 8, 1996 to the TBS Board.

  CSFB ENGAGEMENT LETTER--the letter agreement pursuant to which TBS retained CS First Boston as its financial advisor to provide financial analyses and advice and to render an opinion to the TBS Board.

  CUMULATIVE PRIORITY CAPITAL--the sum of Contributed Capital and the undistributed priority capital return. The priority capital return consists of net partnership income allocated to date in accordance with the provisions of the TWE Partnership Agreement and the right to be allocated additional partnership income which, together with any previously allocated net partnership income, provides for the various priority capital rates of return specified in the following table:

                                                               PRIORITY CAPITAL
                                                              RATES OF RETURN(A)
                                                              ------------------
                                                                 (% PER ANNUM
                                                                  COMPOUNDED
                                                                  QUARTERLY)
   TWE Senior Capital........................................        8.00%
   TWE Series A Capital......................................       13.00%(b)
   TWE Series B Capital......................................       13.25%(c)
   TWE Residual Capital......................................         --  (d)

- --------
(a) Income allocations related to priority capital rates of return are based on partnership income after any special income allocations for tax purposes.

(b) 11.00% to the extent concurrently distributed.

(c) 11.25% to the extent concurrently distributed.

(d) TWE Residual Capital is not entitled to stated priority rates of return and, as such, the Cumulative Priority Capital relating thereto is equal to the Contributed Capital. However, in the case of certain events such as the liquidation or dissolution of TWE, the TWE Residual Capital is entitled to any excess of the then fair value of the net assets of TWE over the aggregate amount of Cumulative Priority Capital and special tax allocations.

  CVI--Cablevision Industries Corporation.

  CVI ACQUISITION--the acquisition by Time Warner of CVI.

  DEBT REFINANCINGS--collectively, the Series K Refinancing, the Bank Refinancing, the Convertible Debt Refinancings and the Reset Notes Refinancing.

  DGCL--the General Corporation Law of the State of Delaware.

  DISINTERESTED DIRECTOR--any member of the New Time Warner Board who is unaffiliated with, and not a nominee of, an Interested Stockholder and was a member of the New Time Warner Board prior to the time that such Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is unaffiliated with, and not a nominee of, such Interested Stockholder and who is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the New Time Warner Board.

  DISINTERESTED STOCKHOLDER--a stockholder of New Time Warner who is not an Interested Stockholder or an affiliate or an associate of an Interested Stockholder.

  DISNEY--The Walt Disney Company.

  DISSENTERS' NOTICE--a written dissenters' notice to be delivered by TBS to Dissenting TBS Holders if the TBS Merger is authorized.

  DISSENTING SHARES--the shares of TBS Capital Stock owned by a Dissenting TBS Holder.

  DISSENTING TBS HOLDER--a record holder of shares of TBS Capital Stock who properly exercises dissenters' rights pursuant to Article 13 of the GBCC.

  DISSENTING TBS HOLDER DEMAND--a Dissenting TBS Holder's notification to TBS in writing of his own estimate of the Fair Value of his Dissenting Shares and amount of interest due, and demand for payment of such estimate.

  DISTRIBUTION CONTRACT--distribution contract pursuant to which SSSI will undertake specified uplinking and distribution activities for New Time Warner in the event of the WTBS Conversion.

  EFFECTIVE PERIOD--the period during which there are at least 4 million outstanding shares of TBS Class C Preferred Stock.

  EFFECTIVE TIME OF THE MERGERS--the time at which the Mergers become effective.

  ELIGIBLE PERSON--Mr. Turner and any other individual (a) who is reasonably acceptable to the New Time Warner Board, (b) whose election to the New Time Warner Board would not, in the opinion of counsel for New Time Warner, violate, conflict with, or result in any material limitation on the ownership or operation of any business or assets of New Time Warner or any of its subsidiaries under, any statute, law, ordinance, regulation, rule, judgment, decree or order of any governmental entity and (c) who has agreed in writing to comply with the standstill covenants, and to resign as a director of New Time Warner if requested to do so upon a reduction in the number of designees to the New Time Warner Board to which Mr. Turner is entitled.

  ENCORE--Encore Media Corporation.

  ENTERTAINMENT COMPARABLES--the five selected business combinations in the entertainment industry reviewed by Merrill Lynch.

  EXCHANGE ACT--Securities Exchange Act of 1934, as amended.

  EXCHANGE RATIO--the ratio contemplated by the Merger Agreement for the exchange of New Time Warner Common Stock for TBS Capital Stock.

  EXISTING RIGHTS AGREEMENT--Time Warner's existing stockholder rights agreement.

  EXPIRATION DATE--January 20, 2004, the date the New Time Warner Rights will expire.

  FAIR VALUE--the value of Dissenting Shares immediately before the consummation of the TBS Merger, excluding any appreciation or depreciation in anticipation of the TBS Merger.

  FAMILY MEMBERS--a Permitted Transferee's current or future spouse, parents, siblings or descendants or such parents', siblings' or descendants' spouses.

  FCC--the Federal Communications Commission.

  FCC APPLICATION--an application for consent to the transfer of control to New Time Warner of Superstation, Inc., the licensee of WTBS, and associated broadcast auxiliary licenses, filed with the FCC on October 20, 1995.

  FEBRUARY 1996 REDEMPTION--the redemption by Time Warner in February 1996 of approximately $1.2 billion principal amount of TW 8.75% Convertible Debentures.

  FIRST REFUSAL RIGHT--the right of a Subject Stockholder, in connection with any proposed sale of Subject Shares by any Other Subject Stockholder, to purchase the Subject Shares of such Other Subject Stockholder for a consideration no more favorable to the Subject Stockholder than the consideration that would apply if such Subject Stockholder consummated such proposed sale.

  FIVE-YEAR EXERCISE RIGHT--the right of certain officers of TBS, in the event any such officer's employment is terminated for any reason, for each of the options to purchase New Time Warner Common Stock held by such officer to remain exercisable until the earlier of the existing expiration date of such option and the fifth anniversary of the consummation of the Mergers.

  FTC--the Federal Trade Commission.

  FTC CONSENT DECREE--Agreement Containing Consent Order dated August 14, 1996, among Time Warner, TBS, TCI, LMC and the FTC, including the related Interim Agreement dated August 14, 1996, among Time Warner, TBS, TCI, LMC and the FTC. The FTC has not yet initially accepted the FTC Consent Decree.

  GAYLORD--Gaylord Entertainment Company.

  GBCC--the Georgia Business Corporation Code.

  GERRY COMPANIES--certain affiliated entities of CVI.

  GRADE B SERVICE CONTOUR--an FCC-promulgated technical description of the strength of a television station's signal which demarks an area in which a certain minimum signal strength can be received; generally defining an area where, on average, a television station can be expected to be viewable with the aid of a rooftop antenna.

  GROUP--the TCI Group or the Time Group.

  HASBRO LYON--Time Warner's Liquid Yield Option Notes due 2012.

  HB JOINT VENTURE--joint venture which principally owns the Hanna-Barbera Film Library.

  HOME BOX OFFICE--the Home Box Office division of TWE.

  HOMES PASSED--the number of homes that are or could be readily connected to a cable system's distribution wires running along the street on which the homes are located.

  HSN--Home Shopping Network, Inc.

  HSR ACT--the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

  INITIAL SHARES--the voting securities of New Time Warner owned by the Investors and the Qualified Stockholders, taken together, immediately following consummation of the Transaction.

  INTERNATIONAL FAMILY--International Family Entertainment, Inc.

  INVESTOR--Mr. Turner and Turner Outdoor and each successor, assign and other person that, pursuant to the terms of Investors' Agreement (No. 1), is required to become a party thereto.

  INVESTORS' AGREEMENT (NO. 1)--the Investors' Agreement to be entered into by New Time Warner, the Turner Shareholders and Turner Partners upon consummation of the Mergers, pursuant to which, among other matters, the Turner Shareholders will agree to certain restrictions on their activities as stockholders of New Time Warner and to certain restrictions on dispositions by them of shares of New Time Warner Capital Stock.

  INVESTORS' AGREEMENT (NO. 2)--the Investors' Agreement to be entered into by any Charitable Transferee or Qualified Trust to whom any Turner Shareholder transfers voting securities of New Time Warner, whereupon such transferee will become a Qualified Stockholder and become subject to certain restrictions on dispositions of shares of New Time Warner Common Stock.

  IRS--the Internal Revenue Service.

  ITOCHU--ITOCHU Corporation.

  ITOCHU/TOSHIBA TRANSACTION--the exchange by each of Toshiba and ITOCHU of
(i) their 5.61% pro rata equity interests in TWE, (ii) their 6.25% residual equity interests in the Time Warner Service Partnerships and (iii) their options to increase their interests in TWE under certain circumstances for, in the case of ITOCHU, 6.2 million shares of Time Warner Series G Preferred Stock and 1.8 million shares of Time Warner Series H Preferred Stock and, in the case of Toshiba, 7 million shares of Time Warner Series I Preferred Stock and $10 million in cash.

  JANUARY 1996 DEBENTURES--(a) the 6.85% debentures due 2026 of Time Warner,
(b) the 8.3% discount debentures due 2036 of Time Warner, (c) the 7.48% debentures due 2008 of Time Warner and (d) the 8.05% debentures due 2016 of Time Warner.

  KBLCOM--KBLCOM Incorporated.

  KBLCOM ACQUISITIONS--the acquisition by Time Warner of KBLCOM.

  LECS--local exchange carriers.

  LETTER RULING--ruling from the Internal Revenue Service that the TCI Spin-off would be a non-taxable transaction under Section 355 of the Code.

  LIBERTY PARTY--LMC and each affiliate of LMC that is controlled by LMC from time to time and, for so long as LMC is controlled by TCI, TCI and each affiliate of TCI that is controlled by TCI from time to time.

  LMC--Liberty Media Corporation.

  LMC AGREEMENT--the Second Amended and Restated LMC Agreement dated as of September 22, 1995.

  LMC COMMON STOCK--Series LMC Common Stock of New Time Warner.

  LMC DEMAND REGISTRATION--the right of the LMC Holders holding not less than a majority of the LMC Registrable Shares then held by all LMC Holders to require New Time Warner, on three separate occasions, to register under the Securities Act all or any portion of the LMC Registrable Shares designated by such LMC Holders.

  LMC HOLDERS--LMC and certain specified entities to whom the LMC Registrable Shares are transferred pursuant to the LMC Registration Rights Agreement.

  LMC NON-COMPETITION COVENANT--agreement by LMC not to compete in the business of uplinking and distributing the WTBS signal.

  LMC REDUCED VOTING COMMON STOCK--Series LMCN-V Common Stock of New Time
Warner.

  LMC REGISTRABLE SHARES--the shares of New Time Warner Common Stock issued to any of the initial LMC Holders pursuant to the Merger Agreement, or any securities into which such shares may be exchanged or converted and any such shares issued to any Turner Holder and acquired by any LMC Holder pursuant to the Right of First Refusal Agreement.

  LMC REGISTRATION RIGHTS AGREEMENT--the Registration Rights Agreement to be entered into by New Time Warner, LMC and certain of its subsidiaries upon consummation of the Mergers, pursuant to which New Time Warner will grant to LMC, such subsidiaries and specified transferees rights to require the registration under the Securities Act of sales of certain New Time Warner Common Stock held by LMC, such subsidiaries and such transferees.

  LMC SERIES COMMON STOCK--the LMC Reduced Voting Common Stock and the LMC Common Stock.

  LSSI--LMC Southeast Sports, Inc.

  MATERIAL TRANSACTION--subject to certain exceptions, (a) the issuance by Time Warner of more than 90 million shares of Time Warner Common Stock or their equivalent in any single transaction or series of individual transactions, each of which involves the issuance of more than 20 million shares of Time Warner Common Stock or their equivalent, or (b) the sales of other disposition by Time Warner in any transaction or series of transactions of any business or assets with an aggregate fair market value in excess of $3.5 billion, excluding from such amount sales of inventory in the ordinary course of business and the sale, in a single transaction or a series of related transactions, of assets with an aggregate fair market value of $500 million or less.

  MATSUSHITA--Matsushita Electric Industrial Co., Ltd.

  MAXIMUM PREMIUM--150% of the last annual premium paid for TBS's directors' and officers' insurance and indemnification policy in effect as of September 22, 1995.

  MC GROUP CONSULTING AGREEMENT--the letter agreement between TBS and MC Group, pursuant to which MC Group agreed to provide certain consulting services to TBS.

  MCA--MCA Inc.

  MERGER AGREEMENT--the Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995, among Time Warner, TBS, TW Inc., New Time Warner, TW Merger Corp. and TBS Merger Corp., as amended as of August 8, 1996.

  MERGERS--the Time Warner Merger and the TBS Merger.

  MERRILL LYNCH--Merrill Lynch & Co.

  MERRILL LYNCH ENGAGEMENT LETTER--the letter agreement pursuant to which TBS retained Merrill Lynch as its financial advisor to assist in analyzing the proposed transaction and the TCI Arrangements and to render an opinion to the TBS Board.

  MERRILL LYNCH OPINION--the oral opinion of Merrill Lynch (subsequently confirmed in writing) delivered on August 8, 1996 to the TBS Board.

  MGM--Metro-Goldwyn-Mayer, Inc.

  MOODY'S--Moody's Investors Service, Inc. or any successor to its rating agency business.

  MORGAN STANLEY--Morgan Stanley & Co. Incorporated.

  MORGAN STANLEY ENGAGEMENT LETTER--the letter agreement pursuant to which Time Warner retained Morgan Stanley as its financial advisor to provide financial analyses and advice and to render an opinion to the Time Warner Board.

  MORGAN STANLEY OPINION--the written opinion of Morgan Stanley delivered on August 8, 1996 to the Time Warner Board.

  MSG ASSETS--the Madison Square Garden assets disposed of by Paramount.

  MVPD--multi-channel video programming distributor.

  NET PARTNERSHIP VALUE--(a) $153.7 million, plus (b) the net difference between certain current assets and certain current liabilities of SportSouth, minus (c) the amount of certain indebtedness of SportSouth.

  NET VALUE--the net value of options to purchase TBS Class B Common Stock held by certain officers of TBS (i.e., the aggregate positive difference between the exercise price of such options and the value of the TBS Class B Common Stock that may be purchased pursuant to such options, based on the closing sale price of TBS Class B Common Stock on such date).

  NEW CREDIT AGREEMENT--the five-year revolving credit facility for TWE, the TWE-Advance/Newhouse Partnership and a wholly owned subsidiary of Time Warner.

  NEW LINE--New Line Cinema Corporation.

  NEWS CORP.--The News Corporation Limited.

  NEW TIME WARNER--TW Inc., a Delaware corporation and currently a wholly owned subsidiary of Time Warner.

  NEW TIME WARNER BOARD--the Board of Directors of New Time Warner.

  NEW TIME WARNER BY-LAWS--the by-laws of New Time Warner.

  NEW TIME WARNER CAPITAL STOCK--the capital stock of New Time Warner.

  NEW TIME WARNER CHARTER--the Restated Certificate of Incorporation of New Time Warner.

  NEW TIME WARNER COMMON STOCK--Common Stock, par value $.01 per share, of New Time Warner.

  NEW TIME WARNER PREFERRED STOCK--Preferred Stock, par value $.10 per share, of New Time Warner.

  NEW TIME WARNER RIGHT--the preferred stock purchase right to accompany each share of New Time Warner Common Stock issued in connection with the Mergers if New Time Warner adopts the New Time Warner Rights Agreement.

  NEW TIME WARNER RIGHTS AGREEMENT--the stockholder rights agreement expected to be adopted prior to the consummation of the Mergers.

  NEW TIME WARNER SERIES A PREFERRED STOCK--Series A Participating Cumulative Preferred Stock, par value $.10 per share, of New Time Warner.

  NEW TIME WARNER SERIES COMMON STOCK--Series Common Stock, par value $.01 per share, of New Time Warner.

  NEW TIME WARNER SERIES D PREFERRED STOCK--Series D Convertible Preferred Stock, par value $.10 per share, of New Time Warner.

  NEW TIME WARNER SERIES E PREFERRED STOCK--Series E Convertible Preferred Stock, par value $.10 per share, of New Time Warner.

  NEW TIME WARNER SERIES F PREFERRED STOCK--Series F Convertible Preferred Stock, par value $.10 per share, of New Time Warner.

  NEW TIME WARNER SERIES G PREFERRED STOCK--Series G Convertible Preferred Stock, par value $.10 per share, of New Time Warner.

  NEW TIME WARNER SERIES H PREFERRED STOCK--Series H Convertible Preferred Stock, par value $.10 per share, of New Time Warner.

  NEW TIME WARNER SERIES I PREFERRED STOCK--Series I Convertible Preferred Stock, par value $.10 per share, of New Time Warner.

                                     xviii

  NEW TIME WARNER SERIES J PREFERRED STOCK--Series J Convertible Preferred Stock, par value $.10 per share, of New Time Warner.

  NEW TIME WARNER SERIES L PREFERRED STOCK--10 1/4% Series L Exchangeable Preferred Stock, par value $.10 per share, of New Time Warner.

  NEW TIME WARNER SERIES M PREFERRED STOCK--10 1/4% Series M Exchangeable Preferred Stock, par value $.10 per share, of New Time Warner.

  NEW TIME WARNER VALUE--the imputed (cost)/benefit to New Time Warner for each TCI Arrangement.

  NOTICE OF INTENT--the written notice of intent by a Dissenting TBS Holder to demand payment for Dissenting Shares if the TBS Merger is consummated.

  NYSE--New York Stock Exchange, Inc.

  OCF--operating cash flows.

  OFFER OF PAYMENT--the offer by TBS to each Dissenting TBS Holder, who complied with the payment demand and deposit requirements specified in the Dissenters' Notice, to pay the amount TBS estimates to be the Fair Value of such Dissenting TBS Holder's Dissenting Shares, plus accrued interest from the date of consummation of the TBS Merger.

  OFFER VALUE PERCENTAGE--the value of all of the TCI Arrangements as a percentage of the offer value of the TBS Merger.

  ORIGINAL MORGAN STANLEY OPINION--the oral opinion of Morgan Stanley (subsequently confirmed in writing) delivered on September 22, 1995 to the Time Warner Board.

  OTHER STOCKHOLDER--with respect to any TCITP Stockholder, Mr. Turner, and with respect to any Turner Shareholder, TCITP.

  OWNERSHIP LIMITATIONS--any suit, action or proceeding by a governmental entity that seeks to (i) prohibit or limit the ownership or operation by TBS, Time Warner, New Time Warner or any of their respective material subsidiaries, of any material portion of their businesses or assets, (ii) impose limitations on the ability of New Time Warner to acquire or hold any shares of capital stock of Time Warner or TBS, including, without limitation, the right to vote such capital stock, or (iii) prohibit New Time Warner from effectively controlling in any material respect the business or operations of TBS or any of its material subsidiaries.

  PARAGON--Paragon Communications.

  PARAMOUNT--Paramount Communications Inc.

  PERCS--Time Warner-obligated mandatorily redeemable preferred securities of a subsidiary issued in August 1995.

  PERMITTED TRANSFEREE--of any person means (i) in the case of the death of such person, such person's executors, administrators, testamentary trustees, heirs, devisees and legatees and (ii) such person's current or future spouse, parents, siblings or descendants or such parents', siblings' or descendants' spouses.

  PER SHARE PREMIUM PERCENTAGE--the per share premium imputed to TCI with respect to all of the TCI Arrangements (defined to be the aggregate value imputed to TCI as a result of the TCI Arrangements divided by the total number of TBS Common Stock equivalents owned by TCI) as a percentage of the per share consideration payable in the TBS Merger to each other holder of TBS Common Stock.

  PREFERRED SECURITIES--Time Warner-obligated mandatorily redeemable preferred securities of a subsidiary issued in December 1995.

  PRIOR TCI ARRANGEMENTS--the agreements Time Warner, New Time Warner, TBS and TCI had entered into or proposed to enter into prior to the execution of Amendment No. 1 to the Merger Agreement.

  PRIVATE PER SHARE PREMIUM--the per share premium paid by the acquiror in each Private Premium Transaction as a percentage of the per share consideration paid to the other shareholders of the target company.

  PRIVATE PREMIUM TRANSACTION--each of the following eight transactions Merrill Lynch reviewed: General Motors Corporation's spin-off of Electronic Data Systems; recapitalization of Fischer & Porter Company; recapitalization of Bergen Brunswig Corporation; the acquisition by Silver King of HSN; The Griffin Co.'s acquisition of Resorts International, Inc.; CSX Corporation's acquisition of Sea-Land Service, Inc.; Bell Atlantic Corporation's proposed acquisition of TCI; AT&T Corp.'s acquisition of McCaw Cellular Communications, Inc.; Premark International, Inc.'s acquisition of Sikes Corporation; and The Trump Group's acquisition of Pay'n Save Inc.

  PROGRAM AGREEMENT--the agreement between TBS and a subsidiary of TCI, relating to the carriage after the consummation of the Mergers by TCI-affiliated cable systems of WTBS (once the WTBS Conversion has occurred) and Headline News.

  PROHIBITED EFFECT--the effect or consequence (a) of making the continuing ownership by the Liberty Parties or any of them of any equity securities of New Time Warner then owned by the Liberty Parties or any of them illegal under any Federal or state law, or (b) of imposing or resulting in the imposition under any Federal or state law on the Liberty Parties or any of them of damages or penalties by reason of or as a result of such continued ownership, or (c) of requiring the divestiture of, or resulting in the requirement to divest, any such securities by any Liberty Party under any Federal or state law, or (d) of requiring, or resulting in the requirement, under any Federal or state law that any Liberty Party discontinue any business or divest of any business or assets or that any license that such Liberty Party holds or is required to hold under any Federal communications law be modified in any significant respect or not be renewed as a result of such continued ownership.

  PROHIBITED TURNER EFFECT--(a) Mr. Turner's owning TBS Common Stock representing less than 51% of the combined voting power of the outstanding TBS Common Stock and TBS Class C Preferred Stock or (b) Mr. Turner's owning TBS Common Stock, including shares underlying TBS Convertible Securities owned by him, representing less than 51% of the total voting power represented by the sum of the TBS Common Stock then outstanding, the TBS Common Stock underlying all TBS Convertible Securities then outstanding and the TBS Common Stock that could be issued (either directly or upon conversion of TBS Convertible Securities), without the approval of the holders of the TBS Class C Preferred Stock.

  PPV OUTPUT AGREEMENT--the agreement between TBS and certain affiliates of TCI providing for the licensing of all motion pictures theatrically released during the term of the agreement by New Line, Castle Rock and Turner Pictures for exhibition, on a non-exclusive basis on pay-per-view services owned by such TCI affiliates.

  PSE--Pacific Stock Exchange, Inc.

  PUBLIC PER SHARE PREMIUM--the per share premium paid by the acquiror in each Public Premium Transaction as a percentage of the closing stock price of the Public Premium Target.

  PUBLIC PREMIUM TARGET--the publicly traded company in which a minority interest was purchased in a Public Premium Transaction.

  PUBLIC PREMIUM TRANSACTION--each of 21 transactions from 1992 to the present in which minority interests in publicly traded companies were acquired in privately negotiated transactions.

  PUBLIC PROGRAMMING COMPANIES--Gaylord, Home Shopping Network, Inc., International Family and BET.

  QUALIFIED STOCKHOLDER--any Charitable Transferee or Qualified Trust from time to time required to become a party to Investors' Agreement (No. 2).

  QUALIFIED TRUST--any trust described in Section 664 of the Code of which Mr. Turner or members of his family are income beneficiaries.

  QVC--QVC Network, Inc.

  REAL ESTATE/SPORTS SEGMENT--the real estate, sports-related assets and certain other assets of TBS.

  REGISTRABLE SHARES--the shares of New Time Warner Common Stock requested by the Turner Holders to be registered under the Securities Act pursuant to the Turner Registration Rights Agreement.

  REGISTRATION STATEMENT--the registration statement on Form S-4 (together with all amendments, exhibits and schedules thereto) New Time Warner has filed with the Commission under the Securities Act, relating to (a) the shares of New Time Warner Common Stock (and any New Time Warner Rights) that will be issued to holders of Time Warner Common Stock and to holders of TBS Capital Stock in connection with the Transaction, (b) the shares of New Time Warner Preferred Stock that will be issued to holders of Time Warner Preferred Stock in connection with the Transaction and (c) the shares of New Time Warner Common Stock (and any New Time Warner Rights) issuable upon conversion of certain of such shares of New Time Warner Preferred Stock and conversion or exercise of certain convertible debt securities and options.

  RESET NOTES--the Redeemable Reset Notes due August 15, 2002 of Time Warner.

  RESET NOTES REFINANCING--the redemption on August 15, 1995 by Time Warner of all of the outstanding Reset Notes in exchange for new securities.

  RESTRICTION PERIOD--that period of time commencing on the date any Covered TW Securities are first issued and continuing until the first time that the ownership or deemed ownership by the Liberty Parties of the New Time Warner Common Stock and other voting securities of New Time Warner then owned by the Liberty Parties (assuming conversion in full of all LMC Reduced Voting Common Stock) would, assuming the absence of any restriction on the exercise by the Liberty Parties of the rights of a holder of New Time Warner Common Stock through a voting trust or other arrangement satisfactory to the FCC, not have a Prohibited Effect under any Federal communications law, as such period may be earlier terminated pursuant to the LMC Agreement.

  RIGHT OF FIRST REFUSAL AGREEMENT--the Stockholders' Agreement to be entered into upon consummation of the Mergers by certain subsidiaries of LMC, the Turner Shareholders and New Time Warner, pursuant to which such subsidiaries, on the one hand, and the Turner Shareholders, on the other hand, grant first to the other group and then to New Time Warner a right of first refusal with respect to dispositions of voting securities of New Time Warner beneficially owned by them.

  RIGHTS--the preferred stock purchase rights issued under the Existing Rights Agreement.

  RIGHTS AMENDMENT--certain specified amendments to the Existing Rights Agreement contemplated by the LMC Agreement.

  RIGHTS CERTIFICATES--separate certificates evidencing the New Time Warner Rights.

  S&P--Standard & Poor's Corporation or any successor to its rating agency business.

  SEAGRAM--The Seagram Company Ltd.

  SECOND AMENDED COMPLAINT--the second amended complaint filed by the plaintiffs in Lewis, et al. v. Turner Broadcasting Sys., Inc., et al. on November 1, 1995.

  SECTION 262--Section 262 of the DGCL.

  SECURITIES ACT--the Securities Act of 1933, as amended.

  SEPTEMBER 22 ANALYSES--Merrill Lynch's revised presentation to the TBS Board at the continuation of the September 21, 1995 TBS Board meeting held on September 22, 1995.

  SEPTEMBER 1995 REDEMPTION--the redemption by Time Warner in September 1995 of approximately $1 billion principal amount of TW 8.75% Convertible Debentures.

  SILVER KING--Silver King Communications, Inc.

  SIX FLAGS--Six Flags Entertainment Corporation.

  SIX FLAGS TRANSACTION--the transaction pursuant to which (i) Six Flags was recapitalized, (ii) TWE sold a 51% interest in Six Flags to an investment group led by Boston Ventures and (iii) TWE granted certain licenses to Six Flags.

  SONY--Sony Corporation.

  SPECIAL MEETINGS--the TBS Meeting and Time Warner Meeting.

  SPECIAL VOTING RIGHTS--the right, so long as at least four million shares of TBS Class C Preferred Stock are outstanding, of the holders of the TBS Class C Preferred Stock to vote as a separate class for the election of seven directors and on certain other matters.

  SPECIFIED ADJUSTMENT--the adjustment to the aggregate acquisiton value and EBITDA with respect to TBS for the Studios, the Real Estate/Sports Segment and the WTBS Conversion.

  SPINCO PARTY--after the TCI Spin-off, SSSI and each affiliate of SSSI that is controlled by SSSI from time to time and, for so long as SSSI is an affiliate of TCI, TCI and each affiliate of TCI that is controlled by TCI from time to time.

  SPORTSOUTH--SportSouth Network, Ltd.

  SPORTSOUTH AGREEMENT--the Stock Purchase Agreement dated as of September 22, 1995, between TBS and a subsidiary of TCI, pursuant to which, upon consummation of the Mergers, TBS will sell its interest in SportSouth, a regional sports cable network, to such TCI subsidiary.

  SPORTSOUTH REGION--Kentucky, North Carolina, South Carolina, Tennessee, Georgia, Alabama and Mississippi.

  SSSI--Southern Satellite Systems, Inc.

  SSSI OPTION--the option SSSI will grant to New Time Warner pursuant to the SSSI Agreement, exercisable for six years, to cause the Distribution Contract to become effective.

  SSSI AGREEMENT--an agreement, to be entered into upon consummation of the Mergers, among New Time Warner, LMC and SSSI pursuant to which (i) New Time Warner will issue to SSSI 4,166,667 shares of LMC Reduced Voting Common Stock and SSSI will grant to New Time Warner the SSSI Option and (ii) New Time Warner will issue to LMC 833,333 shares of LMC Reduced Voting Common Stock and will pay to LMC approximately $67 million (payable, at New Time Warner's option, in cash or additional shares of LMC Reduced Voting Common Stock) and LMC will agree to the LMC Non-competition Covenant.

  SSSI AGREEMENT CONSIDERATION--the consideration to be paid by New Time Warner pursuant to the SSSI Agreement.

  STUDIOS--New Line and Castle Rock.

  SUBJECT SHARES--any or all of its Covered Securities a Subject Stockholder may intend to sell.

  SUBJECT STOCKHOLDER--any TCITP Stockholder or Turner Shareholder.

  SUMMIT--Summit Communications Group, Inc.

  SUMMIT ACQUISITION--the acquisition by Time Warner of Summit.

  SUNSHINE OPTION--the option granted by TWE to a subsidiary of TCI to purchase the interests of TWE and certain affiliates in the Sunshine Network, a Florida-based sports cable network, for approximately $14 million.

  SUNSHINE OPTION AGREEMENT--the option agreement, to be entered into upon consummation of the Mergers, between a subsidiary of TCI and TWE, pursuant to which TWE will grant to such TCI subsidiary the Sunshine Option.

  SUPPORT AGREEMENT--the Shareholders' Agreement dated as of September 22, 1995, among R. E. Turner, Turner Outdoor and Time Warner, pursuant to which the parties have agreed, among other things, to vote all shares of TBS Capital Stock that they are entitled to vote at the TBS Meeting in favor of the TBS Merger Proposal.

  TAKEOVER PROPOSAL--any proposal for a merger, consolidation or other business combination involving TBS or any of its material subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, more than 15% of any class of voting securities of TBS or any of its material subsidiaries, or assets representing a substantial portion of the assets of TBS and its subsidiaries, taken as a whole.

  TBS--Turner Broadcasting System, Inc.

  TBS 1995 FORECAST--the 1995 operating results of TBS forecast by TBS's management in August 1995.

  TBS 1996 BUDGET--TBS's management 1996 budget.

  TBS 1996 FORECAST--the 1996 operating results of TBS forecast by TBS's management in June 1996.

  TBS ARTICLES--the Restated Articles of Incorporation of TBS.

  TBS BOARD--the Board of Directors of TBS.

  TBS BY-LAWS--the By-Laws of TBS.

  TBS CAPITAL STOCK--TBS Class C Preferred Stock and TBS Common Stock.

  TBS CLASS A COMMON STOCK--TBS Class A Common Stock, par value $.0625 per share.

  TBS CLASS B COMMON STOCK--TBS Class B Common Stock, par value $.0625 per share.

  TBS CLASS B PREFERRED STOCK--TBS Class B Cumulative Preferred Stock.

  TBS CLASS C PREFERRED STOCK--TBS Class C Convertible Preferred Stock, par value $.125 per share.

  TBS COMMON STOCK--TBS Class A Common Stock and TBS Class B Common Stock.

  TBS CONVERTIBLE SECURITIES--the securities that are convertible into TBS Common Stock under the TBS Shareholders' Agreement.

  TBS FORM 8-KS--TBS's Current Reports on Form 8-K dated January 3, 1996, June 26, 1996 and September 6, 1996.

  TBS FORM 10-K--TBS's Annual Report on Form 10-K for the year ended December 31, 1995.

  TBS FORM 10-QS--TBS's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996.

                                     xxiii

  TBS INVESTORS' AGREEMENT--the Investors' Agreement entered into by TBS and the Cable Operators concurrently with the closing of the Units Offering.

  TBS LYONS--the TBS zero coupon subordinated convertible notes due 2007.

  TBS LYONS INDENTURE--the Indenture dated as of February 13, 1992, pursuant to which the TBS LYONs were issued.

  TBS MEETING--the Special Meeting of Shareholders of TBS.

  TBS MERGER--the merger of TBS Merger Corp. into TBS as contemplated by the Merger Agreement.

  TBS MERGER APPROVAL--the affirmative vote by holders of TBS Capital Stock of
(a) a majority of the voting power of the outstanding shares of TBS Capital Stock, voting together as a single group, (b) a majority of the voting power of the outstanding shares of TBS Common Stock, voting together as a single group, and (c) a majority of the outstanding shares of TBS Class C Preferred Stock, voting as a separate class.

  TBS MERGER CORP.--Time Warner Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of New Time Warner.

  TBS MERGER PROPOSAL--the proposal to be considered at the TBS Meeting to approve the Merger Agreement.

  TBS OFFICERS--Terence F. McGuirk, TBS Executive Vice President, W. Thomas Johnson, TBS Vice President--News, Scott M. Sassa, TBS Vice President--Turner Entertainment Group, Bert Carp, TBS Vice President--Government Affairs, William H. Grumbles, TBS Vice President--Worldwide Distribution, Steven J. Heyer, TBS Vice President--Advertising Sales and Marketing, Steven W. Korn, TBS Vice President, General Counsel and Secretary, and Wayne H. Pace, TBS Vice President--Finance and Chief Financial Officer.

  TBS RECORD DATE--the record date for the determination of the holders of record of TBS Class A Common Stock, TBS Class B Common Stock and TBS Class C Preferred Stock entitled to notice of and to vote at the TBS Meeting.

  TBS REPORTS--the TBS Form 10-K, the TBS Form 10-Qs and the TBS Form 8-Ks.

  TBS SHAREHOLDERS' AGREEMENT--the Shareholders' Agreement, entered into among the Cable Operators, TBS and Mr. Turner concurrently with the closing of the Units Offering.

  TBS VOTING AGREEMENT--the Voting Agreement, entered into among TCI, Time, TCI and Continental and certain of their affiliates concurrently with the Units Offering.

  TCI--Tele-Communications, Inc.

  TCI ARRANGEMENTS--the agreements, as modified in light of the FTC Consent Decree, Time Warner, New Time Warner, TBS and TCI entered into or agreed to enter into in connection with the Transaction for the benefit of TCI and its affiliates.

  TCI CONTROL SHAREHOLDERS--Mr. Robert Magness, Dr. John C. Malone and Kearns-Tribune Corporation.

  TCI GROUP--TCI and certain of its controlled affiliates which are entitled to nominate three Class C Directors under the terms of the TBS Voting Agreement.

  TCI SPIN-OFF--the distribution of the stock of SSSI to holders of the Liberty Media Group Common Stock issued by TCI.

  TCITP--TCI Turner Preferred, Inc.

  TCITP STOCKHOLDERS--TCITP and certain of its subsidiaries which will enter into the Right of First Refusal Agreement with the Turner Shareholders.

  TCI VALUE--the imputed benefit to TCI for each TCI Arrangement.

  TCM--Turner Classic Movies.

  TEC LIBRARY--the Turner Entertainment Co. library.

  TELECOMMUNICATIONS ACT--the Telecommunications Act of 1996.

  THE CAPITAL GROUP--The Capital Group Companies, Inc.

  THIRD AMENDED COMPLAINT--the third amended complaint filed by the plaintiffs in Lewis, et al. v. Turner Broadcasting Sys., Inc., et al. on February 29, 1996.

  TIME--Time Inc.

  TIME GROUP--Time and its controlled affiliates which are entitled to nominate two of the five Class C Directors under the Time/TCI Agreement.

  TIME/TCI AGREEMENT--the agreement between Time and TCI with respect to their rights under the TBS Shareholders' Agreement and certain other matters.

  TIME WARNER--Time Warner Inc.

  TIME WARNER BOARD--the Board of Directors of Time Warner.

  TIME WARNER CAPITAL STOCK--Time Warner Preferred Stock and Time Warner Common Stock.

  TIME WARNER CHARTER--the Restated Certificate of Incorporation of Time
Warner.

  TIME WARNER COMMON STOCK--Common Stock, par value $1.00 per share, of Time Warner.

  TIME WARNER FORM 8-KS--Time Warner's Current Reports on Form 8-K dated January 4, 1996, March 22, 1996, March 25, 1996, April 2, 1996, April 4, 1996,
April 11, 1996, May 15, 1996, August 6, 1996, August 14, 1996 and September 6, 1996.

  TIME WARNER FORM 10-K--Time Warner's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by Time Warner's Form 10-K/A, dated June 27, 1996.

  TIME WARNER FORM 10-QS--Time Warner's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996.

  TIME WARNER GENERAL PARTNERS--certain wholly owned subsidiaries of Time Warner which are general partners of TWE and which, together with Time Warner, collectively own 74.49% of the pro rata priority capital and residual equity interests in TWE.

  TIME WARNER MEETING--the Special Meeting of Stockholders of Time Warner.

  TIME WARNER MERGER--the merger of TW Merger Corp. into Time Warner as contemplated by the Merger Agreement.

  TIME WARNER PREFERRED STOCK--Preferred Stock, par value $1.00 per share, of Time Warner.

  TIME WARNER RECORD DATE--the record date for the determination of the holders of record of shares of Time Warner Common Stock and Time Warner Voting Preferred Stock entitled to notice of and to vote at the Time Warner Meeting.

  TIME WARNER REPORTS--the Time Warner Form 10-K, the Time Warner Form 10-Qs and the Time Warner Form 8-Ks.

  TIME WARNER SERIES D PREFERRED STOCK--Series D Convertible Preferred Stock, par value $1.00 per share, of Time Warner.

  TIME WARNER SERIES E PREFERRED STOCK--Series E Convertible Preferred Stock, par value $1.00 per share, of Time Warner.

  TIME WARNER SERIES F PREFERRED STOCK--Series F Convertible Preferred Stock, par value $1.00 per share, of Time Warner.

  TIME WARNER SERIES G PREFERRED STOCK--Series G Convertible Preferred Stock, par value $1.00 per share, of Time Warner.

  TIME WARNER SERIES H PREFERRED STOCK--Series H Convertible Preferred Stock, par value $1.00 per share, of Time Warner.

  TIME WARNER SERIES I PREFERRED STOCK--Series I Convertible Preferred Stock, par value $1.00 per share, of Time Warner.

  TIME WARNER SERIES J PREFERRED STOCK--Series J Convertible Preferred Stock, par value $1.00 per share, of Time Warner.

  TIME WARNER SERIES K PREFERRED STOCK--10 1/4% Series K Exchangeable Preferred Stock, par value $1.00 per share, of Time Warner.

  TIME WARNER SERIES M PREFERRED STOCK--10 1/4% Series M Exchangeable Preferred Stock, par value $1.00 per share, of Time Warner.

  TIME WARNER SERVICE PARTNERSHIPS--TW Service Holding I, L.P. and TW Service Holding II, L.P., each of which owns certain assets related to the business of TWE.

  TIME WARNER VOTING PREFERRED STOCK--Time Warner Series D Preferred Stock, Time Warner Series E Preferred Stock, Time Warner Series F Preferred Stock, Time Warner Series G Preferred Stock, Time Warner Series I Preferred Stock and Time Warner Series J Preferred Stock.

  TNT--Turner Network Television.

  TOSHIBA--Toshiba Corporation.

  TRANSACTION--collectively, the transactions contemplated by the Transaction Agreements.

  TRANSACTION AGREEMENTS--the Merger Agreement, the LMC Agreement and the Support Agreement, together with the agreements contemplated thereby.

  TSP--Turner Sports Programming, Inc.

  TURNER DEMAND REGISTRATION--the right of the Turner Holders, for a three-year period, to require New Time Warner, on three separate occasions, to register under the Securities Act sales of Registrable Shares.

  TURNER EMPLOYMENT AGREEMENT--the employment agreement to be entered into between New Time Warner and Mr. Turner.

  TURNER HOLDERS--Mr. Turner, Turner Outdoor and certain associated holders of New Time Warner Common Stock together with certain specified entities to whom the Registrable Shares are transferred.

  TURNER OUTDOOR--Turner Outdoor Inc.

  TURNER PARTNERS--Turner Partners, L.P., a limited partnership of which Mr. Turner is the sole general partner.

  TURNER PICTURES--Turner Pictures Worldwide, Inc.

  TURNER REGISTRATION RIGHTS AGREEMENT--the agreement to be entered into upon consummation of the Mergers between New Time Warner and the Turner Shareholders, pursuant to which New Time Warner will grant to the Turner Shareholders and certain associated holders of New Time Warner Common Stock rights to require the registration under the Securities Act of sales of certain New Time Warner Common Stock held by them.

  TURNER SHAREHOLDER SHARES--the shares of TBS Capital Stock that a Turner Shareholder is entitled to vote with respect to the TBS Merger Proposal.

  TURNER SHAREHOLDERS--R.E. Turner and Turner Outdoor.

  TW 7.75% NOTES--the 7.75% notes of Time Warner due 2006.

  TW 8.75% CONVERTIBLE DEBENTURES--the 8.75% convertible subordinated debentures due 2015 of Time Warner.

  TW INDENTURE--the Indenture dated as of January 15, 1993, between Time Warner and Chemical Bank, as trustee, pursuant to which the TW LYONs were issued.

  TW LYONS--the zero coupon convertible notes due 2013 of Time Warner.

  TW MERGER APPROVAL--the approval of the TW Merger Proposal by the affirmative vote, in person or by proxy, of the holders of a majority in voting power of all outstanding shares of Time Warner Common Stock and Time Warner Voting Preferred Stock, voting together as a single class.

  TW MERGER CORP.--Time Warner Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of New Time Warner.

  TW MERGER PROPOSAL--the proposal to be considered at the Time Warner Meeting to approve and adopt the Merger Agreement.

  TW TRANSACTIONS--the ITOCHU/Toshiba Transaction, the Debt Refinancings, the Six Flags Transaction, the Unclustered Cable Transactions, the TWE-A/N Transaction and the Cable Acquisitions.

  TWE--Time Warner Entertainment Company, L.P.

  TWE-ADVANCE/NEWHOUSE PARTNERSHIP--Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership.

  TWE-A/N TRANSACTION--the formation of the TWE-Advance/Newhouse Partnership, in which TWE owns a two-thirds equity interest and is the managing partner and Advance/Newhouse owns a one-third equity interest.

  TWE PARTNERSHIP AGREEMENT--the agreement pursuant to which TWE is organized.

  TWE RESIDUAL CAPITAL--the residual equity partnership interests in TWE that, in the case of certain events such as the liquidation or dissolution of TWE, are entitled to any excess of the then fair value of the net assets of TWE over the aggregate amount of Cumulative Priority Capital and special tax allocations.

  TWE SENIOR CAPITAL--the senior priority capital interests in TWE that provide Time Warner with certain priority claims to the net partnership income of TWE and distributions of TWE partnership capital, including certain priority distributions of partnership capital in the event of liquidation or dissolution of TWE.


                                     xxvii

  TWE SERIES A CAPITAL--the pro rata priority capital interests in TWE that provide Time Warner and U S WEST with certain priority claims to the net partnership income of TWE and distributions of TWE partnership capital, including certain priority distributions of partnership capital in the event of liquidation or dissolution of TWE.

  TWE SERIES B CAPITAL--the priority capital interests in TWE that are junior to the TWE Series A Capital and provide Time Warner with certain priority claims to the net partnership income of TWE and distributions of TWE partnership capital, including certain priority distributions of partnership capital in the event of liquidation or dissolution of TWE.

  UCTI--United Cable Turner Investment Inc.

  UMG--U S WEST Media Group.

  UNAFFILIATED DIRECTORS--the members of the Time Warner Board who, in the Time Warner Board's judgment, have no direct or indirect material economic relationship with Time Warner other than as a result of stock ownership or customary directors' compensation.

  UNCLUSTERED CABLE TRANSACTIONS--the planned sale by TWE of 17 of its unclustered cable television systems serving an aggregate of approximately 180,000 subscribers.

  UNITS OFFERING--the offering by TBS of units, each consisting of one share of TBS Class B Preferred Stock and one share of TBS Class C Preferred Stock, to the Cable Operators.

  U S WEST--U S WEST, Inc.

  USWMC--U S WEST Multimedia Communications, Inc.

  VIACOM--Viacom, Inc.

  VIDEO DIVISION--New Time Warner's newly-created Video Division consisting principally of the businesses of TBS, Home Box Office and TWE's interest in Court TV.

  VOTING STOCK--the New Time Warner stock entitled to vote generally in the election of directors.

  WCCI--Warner Cable Communications, Inc.

  WCI--Warner Communications Inc.

  WCI ACQUISITION--the acquisition by Time Warner of WCI.

  WESTINGHOUSE--Westinghouse Electric Corporation.

  WHV--Warner Home Video.

  WTBS CONVERSION--the conversion of WTBS into a copyright-paid cable programming service through the acquisition of national broadcast rights to all of its programming, thus enabling WTBS to charge a subscription fee to cable operators and to sell local advertising time without any obligation on the part of the cable operators to make cable compulsory license payments under the Copyright Act.

                                    xxviii

                                                                 APPENDIX A-1(a)
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER

                         DATED AS OF SEPTEMBER 22, 1995

                                     AMONG

                               TIME WARNER INC.,

                                    TW INC.,

                         TIME WARNER ACQUISITION CORP.,

                              TW ACQUISITION CORP.

                                      AND

                        TURNER BROADCASTING SYSTEM, INC.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                                                           PAGE
                                                                           ----
                               TABLE OF CONTENTS

 Parties and Recitals....................................................    1

                                   ARTICLE I

                                  The Mergers

 Section 1.01. The Mergers..............................................     1
 Section 1.02. Closing..................................................     2
 Section 1.03. Effective Time...........................................     2
 Section 1.04. Effects of the Mergers...................................     2
 Section 1.05. Charter and By-Laws......................................     2
 Section 1.06. Directors................................................     3
 Section 1.07. Officers.................................................     3

                                   ARTICLE II

               Effect of the Mergers on the Capital Stock of the Constituent Corporations; Exchange of Certificates

 Section 2.01. Effect on Parent Capital Stock...........................     3
 Section 2.02. Effect on Company Capital Stock..........................     6
 Section 2.03. Exchange of Shares and Certificates......................     8

                                  ARTICLE III

                         Representations and Warranties

 Section 3.01. Representations and Warranties of the Company............    11
 Section 3.02. Representations and Warranties of Parent.................    17

                                   ARTICLE IV

                   Covenants Relating to Conduct of Business

 Section 4.01. Conduct of Business......................................    22
 Section 4.02. No Solicitation..........................................    24

                                   ARTICLE V

                             Additional Agreements

 Section 5.01. Preparation of Form S-4 and the Proxy Statement;
                Shareholders Meeting and Parent's Stockholders Meeting..    25
 Section 5.02. Letter of the Company's Accountants......................    25
 Section 5.03. Letter of Parent's Accountants...........................    26
 Section 5.04. Access to Information; Confidentiality...................    26
 Section 5.05. Best Efforts; Notification...............................    26
 Section 5.06. Board Authority..........................................    27
 Section 5.07. Public Announcements.....................................    27
 Section 5.08. Benefit Plans............................................    27
 Section 5.09. Indemnification..........................................    28
 Section 5.10. Fees and Expenses........................................    28
 Section 5.11. Affiliates...............................................    28
 Section 5.12. Stock Exchange Listing...................................    29

                                                                           PAGE
                                                                           ----
 Section 5.13. Execution of the Registration Rights Agreement...........    29
 Section 5.14. Tax Treatment............................................    29
 Section 5.15. Transfer and Real Property Transfer Gains Taxes..........    29
 Section 5.16. Material Transactions by Parent..........................    29

                                   ARTICLE VI

                              Conditions Precedent

 Section 6.01. Conditions to Each Party's Obligation To Effect the
                Mergers.................................................    30
 Section 6.02. Conditions to Obligations of Parent, Holdco, Delaware Sub
                and Georgia Sub.........................................    31
 Section 6.03. Conditions to Obligation of the Company..................    32

                                  ARTICLE VII

                       Termination, Amendment and Waiver

 Section 7.01. Termination..............................................    32
 Section 7.02. Effect of Termination....................................    34
 Section 7.03. Amendment................................................    35
 Section 7.04. Extension; Waiver........................................    35
 Section 7.05. Procedure for Termination, Amendment, Extension or
                Waiver..................................................    35

                                  ARTICLE VIII

                               General Provisions

 Section 8.01. Nonsurvival of Representations and Warranties............    35
 Section 8.02. Notices..................................................    35
 Section 8.03. Definitions..............................................    36
 Section 8.04. Interpretation...........................................    36
 Section 8.05. Counterparts.............................................    36
 Section 8.06. Entire Agreement; No Third-Party Beneficiaries...........    36
 Section 8.07. Governing Law............................................    37
 Section 8.08. Assignment...............................................    37
 Section 8.09. Enforcement..............................................    37
 Section 8.10. Waivers..................................................    37

 EXHIBITS
    Exhibit A-1             Form of TBS Affiliate Letter
    Exhibit A-2             Form of Parent Affiliate Letter
    Exhibit B               Form of Registration Rights Agreement
    Exhibit C-1             Form of Investors' Agreement with Principal
                            Shareholder and Related Parties
    Exhibit C-2             Form of Investors' Agreement with Qualified
                            Stockholders
    Exhibit D               Form of Certificates and Letters of Representation
                            regarding Tax Matters
    [EXHIBITS NOT PROVIDED]

                             INDEX OF DEFINED TERMS
                                       IN
               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

TERM                                                                    SECTION
- ----                                                                    --------
"affiliate"............................................................  8.03(a)
"Appraisal Shares".....................................................  2.01(d)
"Approved Matters".....................................................  4.01(a)
"Benefit Plans"........................................................  3.01(i)
"Certificates".........................................................  2.03(b)
"Certificates of Merger"...............................................  1.03
"Changed Parent Stock".................................................  2.01(c)
"Class A Common Stock".................................................  2.02(a)
"Class A Preferred Stock"..............................................  3.01(c)
"Class B Common Stock".................................................  2.02(a)
"Class B Preferred Stock"..............................................  3.01(c)
"Class C Preferred Stock"..............................................  2.02(a)
"Class C Shareholders".................................................  3.01(c)
"Class D Preferred Stock"..............................................  3.01(c)
"Closing"..............................................................  1.02
"Closing Date".........................................................  1.02
"Code".................................................................  Recitals
"Common Conversion Number".............................................  2.02(c)
"Common Stock Equivalents".............................................  5.16
"Communications Act"...................................................  3.01(d)
"Company"..............................................................  Recitals
"Company Capital Stock"................................................  2.02(a)
"Company Common Stock".................................................  2.02(a)
"Company Disclosure Letter"............................................  3.01(a)
"Company Material Adverse Effect"......................................  3.01(a)
"Company Programming Subsidiary".......................................  3.01(a)
"Company Stock Options"................................................  3.01(c)
"Company Stock Plans"..................................................  3.01(c)
"Company Subsidiary"...................................................  3.01(a)
"Company Warrant"......................................................  2.02(e)
"Confidentiality Agreement"............................................  5.04
"Corporation"..........................................................  1.05
"D&O Insurance"........................................................  5.09
"Delaware Sub".........................................................  Recitals
"DGCL".................................................................  1.01(a)
"Dissenting Shares"....................................................  2.02(d)
"Effective Time of the Mergers"........................................  1.03
"employee benefit plan"................................................  3.02(m)
"employee pension benefit plan"........................................  5.08(b)
"ERISA"................................................................  3.01(j)
"Exchange Act".........................................................  3.01(d)
"Exchange Agent".......................................................  2.03(a)
"Exchange Fund"........................................................  2.03(a)
"FCC"..................................................................  3.01(d)
"Filed Parent SEC Documents"...........................................  3.02(g)
"Filed SEC Documents"..................................................  3.01(g)
"Form S-4".............................................................  3.01(f)

TERM                                                                   SECTION
- ----                                                                  ---------
"Georgia BCC"........................................................ 1.01(b)
"Georgia Sub"........................................................ Recitals
"Governmental Entity"................................................ 3.01(d)
"Holdco"............................................................. Recitals
"Holdco Capital Stock"............................................... 2.01(c)
"Holdco Common Stock"................................................ 2.01(b)
"Holdco LMC Class Stock"............................................. 2.01(c)
"Holdco LMCN-V Stock"................................................ 2.01(c)
"Holdco Series B Preferred Stock".................................... 2.01(c)
"Holdco Series D Preferred Stock".................................... 2.01(c)
"Holdco Series E Preferred Stock".................................... 2.01(c)
"Holdco Series F Preferred Stock".................................... 2.01(c)
"Holdco Series G Preferred Stock".................................... 2.01(c)
"Holdco Series H Preferred Stock".................................... 2.01(c)
"Holdco Series I Preferred Stock".................................... 2.01(c)
"Holdco Series L Preferred Stock".................................... 2.01(c)
"HSR Act"............................................................ 3.01(d)
"incentive stock option"............................................. 2.01(e)
"Liens".............................................................. 3.01(b)
"LMC"................................................................ Recitals
"LMC Agreement"...................................................... Recitals
"Material Breach".................................................... 7.01(b)(v)
"Material Company Subsidiary"........................................ 3.01(a)
"Material Parent Subsidiary"......................................... 3.02(a)
"Material Transaction"............................................... 5.16
"Maximum Premium".................................................... 5.09
"Mergers"............................................................ Recitals
"New Line"........................................................... 3.01(c)
"New Line Debentures"................................................ 3.01(c)
"New Line Options"................................................... 3.01(c)
"New Line Plans"..................................................... 3.01(c)
"NYSE"............................................................... 5.12
"Original Agreement"................................................. Recitals
"Parent"............................................................. Recitals
"Parent Capital Stock"............................................... 2.01(a)
"Parent Common Stock"................................................ 2.01(a)
"Parent Disclosure Letter"........................................... 3.02(c)
"Parent Material Adverse Effect"..................................... 3.02(a)
"Parent Options"..................................................... 3.02(c)
"Parent Preferred Stock"............................................. 3.02(c)
"Parent SEC Documents"............................................... 3.02(e)
"Parent Series B Preferred Stock".................................... 2.01(a)
"Parent Series C Preferred Stock".................................... 2.01(a)
"Parent Series D Preferred Stock".................................... 2.01(a)
"Parent Series E Preferred Stock".................................... 2.01(a)
"Parent Series F Preferred Stock".................................... 2.01(a)
"Parent Series G Preferred Stock".................................... 2.01(a)
"Parent Series H Preferred Stock".................................... 2.01(a)
"Parent Series I Preferred Stock".................................... 2.01(a)
"Parent Series J Preferred Stock".................................... 2.01(a)
"Parent Series K Preferred Stock".................................... 2.01(a)

TERM                                                                    SECTION
- ----                                                                    --------
"Parent Series L Preferred Stock"......................................  2.01(a)
"Parent Stockholder Approvals".........................................  3.02(i)
"Parent Stock Plans"...................................................  3.02(c)
"Parent Subsidiary"....................................................  3.02(a)
"Parent Warrant".......................................................  2.01(e)
"Parent's Stockholders Meeting"........................................  5.01(c)
"person"...............................................................  8.03(b)
"Principal Shareholder"................................................  Recitals
"Programming Agreement"................................................  3.01(d)
"Proxy Statement"......................................................  3.01(d)
"Registration Rights Agreement"........................................  5.13
"Rights Agreement".....................................................  3.02(c)
"SEC"..................................................................  3.01(a)
"SEC Documents"........................................................  3.01(e)
"Section 262"..........................................................  2.01(d)
"Securities Act".......................................................  3.01(e)
"Shareholder Approvals"................................................  3.01(d)
"Shareholders Meeting".................................................  5.01(b)
"subsidiary"...........................................................  8.03(c)
"Support Agreement"....................................................  Recitals
"takeover proposal"....................................................  4.02(a)
"Taxes"................................................................  3.01(n)
"Tax Returns"..........................................................  3.01(n)
"TBS Merger"...........................................................  Recitals
"TCI"..................................................................  3.01(m)
"TBS Surviving Corporation"............................................  1.01(b)
"TW Merger"............................................................  Recitals
"TW Surviving Corporation".............................................  1.01(a)
"TWE"..................................................................  3.02(a)
"Voting Agreements"....................................................  Recitals

                       AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this
                     "Agreement") dated as of September 22, 1995, among TIME WARNER INC., a Delaware corporation ("Parent"), TW INC., a Delaware corporation ("Holdco") and a direct wholly owned subsidiary of Parent, TIME WARNER ACQUISITION CORP., a Delaware corporation ("Delaware Sub") and a direct wholly owned subsidiary of Holdco, TW ACQUISITION CORP., a Georgia corporation ("Georgia Sub") and a direct wholly owned subsidiary of Holdco, and TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (the "Company").

  Whereas Parent, Delaware Sub and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Original Agreement"), providing for the merger of the Company with and into Delaware Sub;

  Whereas Section 1.01 of the Original Agreement contemplated that the parties thereto may amend the Original Agreement to provide for a tax-free incorporation transaction under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code");

  Whereas, Parent, Delaware Sub and the Company wish to amend and restate the Original Agreement in its entirety to provide for such a transaction and to make certain other amendments to the Original Agreement, and Holdco and Georgia Sub wish to become parties thereto;

  Whereas, the respective Boards of Directors of Parent, Holdco and Delaware Sub have approved the merger (the "TW Merger") of Delaware Sub into Parent, upon the terms and subject to the conditions set forth in this Agreement, and have approved this Agreement;

  Whereas, the respective Boards of Directors of Holdco, Georgia Sub and the Company have approved the merger (the "TBS Merger" and, together, with the TW Merger, the "Mergers") of Georgia Sub into the Company, upon the terms and subject to the conditions set forth in this Agreement, and have adopted this Agreement;

  Whereas Parent and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Mergers and also to prescribe various conditions to the Mergers;

  Whereas for Federal income tax purposes it is intended that the Mergers qualify as exchanges under Section 351 of the Code or, in the alternative, as reorganizations within the meaning of Section 368(a) of the Code; and

  Whereas R. E. Turner, III (the "Principal Shareholder"), and certain of his associates and affiliates have entered into a Shareholders' Agreement with Parent, dated as of September 22, 1995 (the "Support Agreement") and Liberty Media Corporation ("LMC") and certain of its subsidiaries and affiliates have entered into an LMC Agreement with Parent, dated as of September 22, 1995 (as amended, the "LMC Agreement" and, together with the Support Agreement, the "Voting Agreements"), in each case providing, among other things, that such persons will vote their shares of Company Capital Stock (as defined in Section 2.02(a)) in favor of the TBS Merger and the approval and adoption of this Agreement.

  Now, Therefore, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                                  The Mergers

  Section 1.01. The Mergers. (a) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL"), Delaware Sub shall be merged into Parent at the Effective Time of the Mergers (as defined in Section 1.03). Following the TW

Merger, the separate corporate existence of Delaware Sub shall cease and Parent shall continue as the surviving corporation (the "TW Surviving Corporation") and shall succeed to and assume all the rights, properties, liabilities and obligations of Delaware Sub in accordance with the DGCL. At the election of Parent, any direct wholly owned corporate subsidiary of Holdco may be substituted for Delaware Sub as a constituent corporation in the TW Merger (provided that any such substitution is consistent with the treatment of the TW Merger as an exchange under Section 351 of the Code). In such event, the parties agree to execute an appropriate amendment to this Agreement in order to reflect such substitution.

  (b) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Georgia Business Corporation Code (the "Georgia BCC"), Georgia Sub shall be merged into the Company at the Effective Time of the Mergers. Following the TBS Merger, the separate corporate existence of Georgia Sub shall cease and the Company shall continue as the surviving corporation (the "TBS Surviving Corporation") and shall succeed to and assume all the rights, properties, liabilities and obligations of Georgia Sub in accordance with the Georgia BCC. At the election of Parent, any direct wholly owned corporate subsidiary of Holdco may be substituted for Georgia Sub as a constituent corporation in the TBS Merger (provided that any such substitution is consistent with the treatment of the TBS Merger as an exchange under Section 351 of the Code). In such event, the parties agree to execute an appropriate amendment to this Agreement in order to reflect such substitution.

  Section 1.02. Closing. The closing of the Mergers (the "Closing") shall take place at 10:00 a.m. on a date to be specified by the parties (the "Closing Date"), which (subject to satisfaction or waiver of the conditions set forth in Sections 6.02 and 6.03) shall be no later than the second business day after satisfaction of the conditions set forth in Section 6.01 (other than the condition set forth in Section 6.01(d)), at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, N.Y. 10019, unless another time, date or place is agreed to in writing by the parties hereto.

  Section 1.03. Effective Time. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article VI, the parties shall file such certificates of merger, articles of merger or other appropriate documents (in any such case, the "Certificates of Merger") executed in accordance with the relevant provisions of the DGCL and the Georgia BCC and shall make all other filings, recordings or publications required by the DGCL and the Georgia BCC in connection with the Mergers. Each Merger shall become effective at the time specified in the Certificates of Merger, which specified time shall be the same in each Certificate of Merger (the time the Mergers become effective being the "Effective Time of the Mergers").

  Section 1.04. Effects of the Mergers. The TW Merger shall have the effects set forth in Section 259 of the DGCL. The TBS Merger shall have the effects set forth in Section 14-2-1106 of the Georgia BCC.

  Section 1.05. Charter and By-laws. (a) The Certificate of Incorporation of Parent as in effect immediately prior to the Effective Time of the Mergers shall be amended at the Effective Time of the Mergers so that Article I thereof reads in its entirety as follows: "The name of the corporation (hereinafter called the "Corporation") is TIME WARNER COMPANIES INC." and, as so amended, such Certificate of Incorporation shall be the Certificate of Incorporation of the TW Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

  (b) The By-Laws of Delaware Sub as in effect at the Effective Time of the Mergers shall be the By-Laws of the TW Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

  (c) The Articles of Incorporation of the Company as in effect immediately prior to the Effective Time of the Mergers shall be the Articles of Incorporation of the TBS Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

  (d) The By-laws of the Company as in effect at the Effective Time of the Mergers shall be the By-laws of the TBS Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.


                                    A1(a)-2

  Section 1.06. Directors. The directors of Delaware Sub and Georgia Sub at the Effective Time of the Mergers shall be the directors of the TW Surviving Corporation and the TBS Surviving Corporation, respectively, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. Immediately after the Effective Time of the Mergers, Holdco shall take all action necessary to elect, among others, the Chief Executive Officer of the Company and four other persons to be agreed upon between Parent and the Chief Executive Officer of the Company, as directors of the TBS Surviving Corporation.

  Section 1.07. Officers. The officers of Parent and the Company at the Effective Time of the Mergers shall be the officers of the TW Surviving Corporation and the TBS Surviving Corporation, respectively, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                                  ARTICLE II

 Effects of the Mergers on the Capital Stock of the Constituent Corporations;
                           Exchange of Certificates

  Section 2.01. Effect on Parent Capital Stock. As of the Effective Time of the Mergers, by virtue of the TW Merger and without any action on the part of the holder of any shares of Parent Capital Stock (as defined in Section 2.01(a)) or any shares of capital stock of Delaware Sub:

  (a) Capital Stock of Delaware Sub. Each issued and outstanding share of Common Stock, par value $1.00 per share, of Delaware Sub shall be converted into (i) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Common Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Common Stock, par value $1.00 per share, of Parent ("Parent Common Stock") issued and outstanding immediately prior to the Effective Time of the Mergers, (ii) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series B 6.40% Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series B 6.40% Preferred Stock, par value $1.00 per share, of Parent ("Parent Series B Preferred Stock") issued and outstanding immediately prior to the Effective Time of the Mergers, (iii) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series C Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series C Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series C Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers, (iv) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series D Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series D Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series D Preferred Stock") issued and outstanding immediately prior to the Effective Time of the Mergers, (v) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series E Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series E Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series E Preferred Stock") issued and outstanding immediately prior to the Effective Time of the Mergers,
(vi) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series F Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series F Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series F Preferred Stock") issued and outstanding immediately prior to the Effective Time of the Mergers,
(vii) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series G Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series G Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series G Preferred Stock") issued and outstanding immediately prior to the Effective Time of the Mergers, (viii) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series H Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series H Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series H Preferred Stock") issued and outstanding immediately prior to the Effective Time of the Mergers, (ix) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series I Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share

                                    A1(a)-3
of Series I Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series I Preferred Stock") issued and outstanding immediately prior to the Effective Time of the Mergers, (x) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series J Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series J Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series J Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers, (xi) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series K Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series K Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series K Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers and
(xii) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series L Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series L Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series L Preferred Stock" and, together with the Parent Common Stock, the Parent Series B Preferred Stock, the Parent Series C Preferred Stock, the Parent Series D Preferred Stock, the Parent Series E Preferred Stock, the Parent Series F Preferred Stock, the Parent Series G Preferred Stock, the Parent Series H Preferred Stock, the Parent Series I Preferred Stock, the Parent Series J Preferred Stock and the Parent Series K Preferred Stock, the "Parent Capital Stock") issued and outstanding immediately prior to the Effective Time of the Mergers. For the purposes of this Section 2.01(a), shares of Parent Capital Stock, other than Parent Series C Preferred Stock, held by Parent Subsidiaries (as defined in Section 3.02(a)) shall be deemed to be not outstanding.

  (b) Cancellation of Treasury Stock. Each share of Parent Capital Stock that is owned by Parent shall automatically be canceled and retired and shall cease to exist, and no shares of Common Stock, par value $0.01 per share, of Holdco (the "Holdco Common Stock") or other consideration shall be delivered in exchange therefor.

  (c) Conversion of Parent Capital Stock. Subject to Section 2.01(d), each issued share of Parent Capital Stock (other than shares to be canceled in accordance with Section 2.01(b) and other than shares subject to Section 2.01(f)) shall be converted into fully paid and nonassessable shares of the capital stock of Holdco ("Holdco Capital Stock") in accordance with the following table (it being acknowledged that as of November 30, 1995 (the date of execution of this Agreement), (x) no shares of Parent Series E Preferred Stock, Parent Series F Preferred Stock, Parent Series J Preferred Stock, Parent Series K Preferred Stock or Parent Series L Preferred Stock are outstanding and (y) it is anticipated that no shares of Parent Series C Preferred Stock, Parent Series J Preferred Stock or Series K Parent Preferred Stock will be outstanding immediately prior to the Effective Time of the Mergers):

        EACH SHARE OF THE                    NUMBER AND CLASS OR SERIES
    SPECIFIED CLASS OR SERIES               OF SHARES OF HOLDCO CAPITAL
     OF PARENT CAPITAL STOCK                 STOCK INTO WHICH CONVERTED
    -------------------------               ---------------------------
Parent Common Stock............... One Share of Holdco Common Stock
Parent Series B Preferred Stock... One Share of Series B 6.40% Preferred Stock,
                                    par value $0.10 per share, of Holdco
                                    ("Holdco Series B Preferred Stock")
Parent Series C Preferred Stock... 2.08264 shares of Holdco Common Stock
Parent Series D Preferred Stock... One share of Series D Convertible Preferred
                                    Stock, par value $0.10 per share, of Holdco
                                    ("Holdco Series D Preferred Stock")
Parent Series E Preferred Stock... One share of Series E Convertible Preferred
                                    Stock, par value $0.10 per share, of Holdco
                                    ("Holdco Series E Preferred Stock")

                                    A1(a)-4

        EACH SHARE OF THE                    NUMBER AND CLASS OR SERIES
    SPECIFIED CLASS OR SERIES               OF SHARES OF HOLDCO CAPITAL
     OF PARENT CAPITAL STOCK                 STOCK INTO WHICH CONVERTED
    -------------------------               ---------------------------
Parent Series F Preferred Stock... One share of Series F Convertible Preferred
                                    Stock, par value $0.10 per share, of Holdco
                                    ("Holdco Series F Preferred Stock")
Parent Series G Preferred Stock... One share of Series G Convertible Preferred
                                    Stock, par value $0.10 per share, of Holdco
                                    ("Holdco Series G Preferred Stock")
Parent Series H Preferred Stock... One share of Series H Convertible Preferred
                                    Stock, par value $0.10 per share, of Holdco
                                    ("Holdco Series H Preferred Stock")
Parent Series I Preferred Stock... One share of Series I Convertible Preferred
                                    Stock, par value $0.10 per share, of Holdco
                                    ("Holdco Series I Preferred Stock")
Parent Series J Preferred Stock... 1,000 shares of Series LMCN-V Common Stock, par value $0.01 per share, of Holdco
                                    ("Holdco LMCN-V Stock")
Parent Series K Preferred Stock... 1,000 shares of Series LMC Common Stock, par value $0.01 per share, of Holdco ("Holdco
                                    LMC Class Stock")
Parent Series L Preferred Stock... One share of Series L Preferred Stock, par value $0.10 per share, of Holdco ("Holdco
                                    Series L Preferred Stock")

As of the Effective Time of the Mergers, all such shares of Parent Capital Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. As of the Effective Time of the Mergers, each certificate theretofore representing shares of Parent Capital Stock (other than each certificate theretofore representing Parent Series C Preferred Stock, Parent Series J Preferred Stock or Parent Series K Preferred Stock (the "Changed Parent Stock")), without any action on the part of Holdco, Parent or the holder thereof, shall be deemed to represent an equivalent number of shares of the class or series of Holdco Capital Stock set forth above next to the class or series of Parent Capital Stock formerly represented by such certificate and shall cease to represent any rights in any shares of Parent Capital Stock. As of the Effective Time of the Mergers, each holder of a certificate representing any shares of Changed Parent Stock shall cease to have any rights with respect thereto, except the right to receive, upon the surrender of any such certificates, certificates representing the number of shares of the class or series of Holdco Capital Stock, and in the case of any Parent Series C Preferred Stock any cash in lieu of fractional shares of Holdco Common Stock, set forth above next to the series of Changed Parent Stock formerly represented by such certificate to be issued or paid in consideration therefor upon surrender of such certificate in accordance with
Section 2.03, without interest.

  (d) Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares ("Appraisal Shares") of Parent Capital Stock (other than Parent Common Stock) that are outstanding immediately prior to the Effective Time of the Mergers and that are held by any stockholder of Parent who is entitled to demand and properly demands appraisal of such Appraisal Shares pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL ("Section 262") shall not be converted into Holdco Capital Stock as provided in Section 2.01(c), but rather the holders of Appraisal Shares shall be entitled to payment of the fair value of such Appraisal Shares in accordance with the provisions of Section 262; provided, however, that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262, then the right of such holder of Appraisal Shares to be paid the fair value of such holder's Appraisal Shares shall cease and such Appraisal Shares shall be treated as if they had been converted as of the Effective Time of the Mergers into shares of Holdco Capital Stock as provided in Section 2.01(c).

                                    A1(a)-5

  (e) Exchange Ratio for Parent Options and Parent Warrants. (i) As of the Effective Time of the Mergers, each outstanding Parent Option (as defined in Section 3.02(c)) and each outstanding warrant (a "Parent Warrant") to purchase Parent Common Stock, originally issued in connection with the first issuance of Parent Series B Preferred Stock, shall be assumed by Holdco and converted into an option or warrant, as the case may be, to purchase shares of Holdco Common Stock, as provided below. Following the Effective Time of the Mergers, each Parent Option shall continue to have, and shall be subject to, the same terms and conditions set forth in the applicable Parent Stock Plan (as defined in Section 3.02(c)) pursuant to which such Parent Option was granted, and each Parent Warrant shall continue to have, and shall be subject to, the same terms and conditions, in each case as in effect immediately prior to the Effective Time of the Mergers, except that each such Parent Option or Parent Warrant shall be exercisable for the same number of shares of Holdco Common Stock as the number of shares of Parent Common Stock for which such Parent Option or Parent Warrant was exercisable immediately prior to the Effective Time of the Mergers.

  (ii) As of the Effective Time of the Mergers, Holdco shall enter into an assumption agreement with respect to each Parent Option and each Parent Warrant, which, in the case of any Parent Option, shall provide for Holdco's assumption of the obligations of Parent under the applicable Parent Stock Plan. Prior to the Effective Time of the Mergers, Parent shall make such amendments, if any, to the Parent Stock Plans as shall be necessary to permit such assumption in accordance with this Section 2.01(e).

  (iii) It is the intention of the parties that, to the extent that any Parent Option constitutes an "incentive stock option" (within the meaning of Section 422 of the Code) immediately prior to the Effective Time of the Mergers, such Parent Option shall continue to qualify as an incentive stock option to the maximum extent permitted by Section 422 of the Code, and that the assumption of the Parent Option provided by this Section 2.01(e) shall satisfy the conditions of Section 424(a) of the Code.

  (f) Treatment of Parent Capital Stock Held by Parent
Subsidiaries. Notwithstanding anything in this Agreement to the contrary, each share of Parent Capital Stock (other than Parent Series C Preferred Stock) held by any Parent Subsidiary shall be converted into (i) in the case of each share of Parent Common Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Common Stock of the TW Surviving Corporation, (ii) in the case of each share of Parent Series B Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series B 6.40% Preferred Stock of the TW Surviving Corporation, (iii) in the case of each share of Parent Series L Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series L Convertible Preferred Stock of the TW Surviving Corporation, (iv) in the case of each share of Parent Series D Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series D Convertible Preferred Stock of the TW Surviving Corporation, (v) in the case of each share of Parent Series E Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series E Convertible Preferred Stock of the TW Surviving Corporation, (vi) in the case of each share of Parent Series F Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series F Convertible Preferred Stock of the TW Surviving Corporation, (vii) in the case of each share of Parent Series G Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series G Convertible Preferred Stock of the TW Surviving Corporation, (viii) in the case of each share of Parent Series H Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series H Convertible Preferred Stock of the TW Surviving Corporation and (ix) in the case of each share of Parent Series I Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series I Convertible Preferred Stock of the TW Surviving Corporation.

  Section 2.02. Effect on Company Capital Stock. As of the Effective Time of the Mergers, by virtue of the TBS Merger and without any action on the part of the holder of any shares of Company Capital Stock or any shares of capital stock of Georgia Sub:

  (a) Capital Stock of Georgia Sub. Each issued and outstanding share of capital stock of Georgia Sub shall be converted into (i) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Class A Common Stock, par value $.0625 per share, of the TBS Surviving Corporation for each share of Class A

                                    A1(a)-6

Common Stock, par value $.0625 per share, of the Company ("Class A Common Stock") issued and outstanding immediately prior to the Effective Time of the Mergers, other than shares of Class A Common Stock subject to Section 2.02(f),
(ii) one one-millionth (1/1,000,000th) of a share of Class B Common Stock, par value $.0625 per share, of the TBS Surviving Corporation for each share of Class B Common Stock, par value $.0625 per share, of the Company ("Class B Common Stock" and, together with the Class A Common Stock, the "Company Common Stock") issued and outstanding immediately prior to the Effective Time of the Mergers, other than shares of Class B Common Stock subject to Section 2.02(f), and (iii) one one-millionth (1/1,000,000th) of a share of Class C Convertible Preferred Stock, par value $.125 per share, of the TBS Surviving Corporation for each share of Class C Convertible Preferred Stock, par value $.125 per share, of the Company ("Class C Preferred Stock" and, together with the Company Common Stock, the "Company Capital Stock") issued and outstanding immediately prior to the Effective Time of the Mergers, other than Class C Preferred Stock subject to Section 2.02(f).

  (b) Cancellation of Treasury Stock. Each share of Company Capital Stock that is owned by the Company shall automatically be canceled and retired and shall cease to exist, and no Holdco Common Stock or other consideration shall be delivered in exchange therefor.

  (c) Conversion of Company Capital Stock. Subject to Sections 2.02(d), 2.02(f) and 2.03(e), (i) each issued and outstanding share of Company Common Stock (other than shares to be canceled in accordance with Section 2.02(b)), shall be converted into the right to receive 0.75 (the "Common Conversion Number") of a fully paid and nonassessable share of Holdco Common Stock and
(ii) each issued and outstanding share of Class C Preferred Stock (other than shares to be canceled in accordance with Section 2.02(b)) shall be converted into the right to receive 4.80 fully paid and nonassessable shares of Holdco Common Stock. As of the Effective Time of the Mergers, all such shares of Company Capital Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Company Capital Stock shall cease to have any rights with respect thereto, except the right to receive, upon the surrender of any such certificates, certificates representing the shares of Holdco Common Stock and any cash in lieu of fractional shares of Holdco Common Stock to be issued or paid in consideration therefor upon surrender of such certificate in accordance with Section 2.03, without interest.

  (d) Dissenting Shares. (i) The Board of Directors of the Company has adopted a resolution pursuant to Section 1302(c)(2) of the Georgia BCC conferring dissenters' rights with respect to the Company Common Stock in connection with the TBS Merger. Notwithstanding anything in this Agreement to the contrary, shares of Company Capital Stock that are outstanding immediately prior to the Effective Time of the Mergers and that are held by any shareholder who has delivered to the Company, prior to the Shareholder Approvals (as defined in Section 3.01(d)), a written notice of such shareholder's intent to demand payment for such holder's shares of Company Capital Stock if the TBS Merger is effected, in accordance with Article 13 of the Georgia BCC, and who shall have not voted such shares in favor of the approval and adoption of this Agreement ("Dissenting Shares") shall not be converted into the right to receive Holdco Common Stock as provided in Section 2.02(c), but the holders of Dissenting Shares shall be entitled to payment of the fair value of such Dissenting Shares in accordance with the provisions of such Article 13; provided, however, that if any such holder shall fail to perfect or shall otherwise waive the right to demand payment under Article 13 of the Georgia BCC or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by such Article 13, then the right of such holder of Dissenting Shares to be paid the fair value of such holder's Dissenting Shares shall cease and such Dissenting Shares shall be treated as if they had been converted as of the Effective Time of the Mergers into the right to receive the shares of Holdco Common Stock as provided in Section 2.02(c) and any cash in lieu of fractional shares of Holdco Common Stock as provided in Section 2.03(e), without any interest thereon.

  (ii) The Company shall give Holdco (A) prompt notice of any notices or other instruments received by the Company pursuant to Article 13 of the Georgia BCC and (B) the opportunity to direct all negotiations and proceedings with respect to demands for payment for Dissenting Shares. The Company shall not, except with the prior written consent of Holdco, voluntarily offer to make or make any payment with respect to any demands for payment for Dissenting Shares or offer to settle or settle any such demands.

                                    A1(a)-7

  (e) Exchange Ratio for Company Options and Company Warrants. (i) As of the Effective Time of the Mergers, each outstanding Company Stock Option (as defined in Section 3.01(c)), each outstanding New Line Option (as defined in
Section 3.01(c)) and each outstanding warrant (a "Company Warrant") to purchase Class B Common Stock shall be assumed by Holdco and converted into an option or warrant, as the case may be, to purchase shares of Holdco Common Stock, as provided below. Following the Effective Time of the Mergers, each Company Stock Option shall continue to have, and shall be subject to, the same terms and conditions set forth in the applicable Company Stock Plan (as defined in Section 3.01(c)) pursuant to which such Company Stock Option was granted, as in effect immediately prior to the Effective Time of the Mergers, each New Line Option shall continue to have, and shall be subject to, the same terms and conditions set forth in the applicable New Line Plan (as defined in Section 3.01(c)) pursuant to which such New Line Option was granted, as in effect immediately prior to the Effective Time of the Mergers, and each Company Warrant shall continue to have, and shall be subject to, the same terms and conditions as in effect immediately prior to the Effective Time of the Mergers, except that (i) each such Company Stock Option, New Line Option and Company Warrant shall be exercisable for that number of shares of Holdco Common Stock equal to the product of (x) the number of shares of Class B Common Stock for which such Company Stock Option, New Line Option or Company Warrant was exercisable immediately prior to the Effective Time of the Mergers and (y) the Common Conversion Number, rounded, in the case of any Company Warrant or any Company Stock Option or New Line Option other than any incentive stock option, up and, in the case of any incentive stock option, down to the nearest whole share, if necessary, and (ii) the exercise price per share of such Company Stock Option, New Line Option or Company Warrant shall be equal to the aggregate exercise price of such Company Stock Option, New Line Option or Company Warrant immediately prior to the Effective Time of the Mergers divided by the number of shares of Holdco Common Stock for which such Company Stock Option, New Line Option or Company Warrant shall be exercisable as determined in accordance with the preceding clause (i), rounded up to the next highest cent, if necessary.

  (ii) As of the Effective Time of the Mergers, Holdco shall enter into an assumption agreement with respect to each Company Stock Option, New Line Option and Company Warrant, which shall provide for Holdco's assumption of the obligations of the Company under the applicable Company Stock Plan, New Line Plan or Warrant Agreement. Prior to the Effective Time of the Mergers, the Company shall make such amendments, if any, to the Company Stock Plans and the New Line Plans and each such Warrant Agreement as shall be necessary to permit such assumption in accordance with this Section 2.02(e).

  (iii) It is the intention of the parties that, to the extent that any Company Stock Option or New Line Option constitutes an incentive stock option immediately prior to the Effective Time of the Mergers, such Company Stock Option or New Line Option shall continue to qualify as an incentive stock option to the maximum extent permitted by Section 422 of the Code, and that the assumption of the Company Stock Options and New Line Options provided by this Section 2.02(e) shall satisfy the conditions of Section 424(a) of the Code.

  (f) Treatment of Company Capital Stock Held By Parent, Parent Subsidiaries and Company Subsidiaries. Notwithstanding anything in this Agreement to the contrary, each issued and outstanding share of Company Capital Stock held by Parent, Holdco or any of their subsidiaries (including any such shares acquired by Holdco simultaneously with the Effective Time of the Mergers and any such shares held by corporations (other than the Company, but including the Company Subsidiaries) that become subsidiaries of Holdco simultaneously with the Effective Time of the Mergers but excluding any shares acquired pursuant to Section 2.02(a)) shall be converted into (i) in the case of each share of Class A Common Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Class A Common Stock of the TBS Surviving Corporation, (ii) in the case of each share of Class B Common Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Class B Common Stock of the TBS Surviving Corporation and (iii) in the case of each share of Class C Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Class C Preferred Stock of the TBS Surviving Corporation.

  Section 2.03. Exchange of Shares and Certificates. (a) Exchange Agent. As of the Effective Time of the Mergers, Holdco shall deposit with Chemical Bank or such other bank or trust company as may be designated by Holdco (the "Exchange Agent"), for the benefit of the holders of shares of Changed Parent Stock and

                                    A1(a)-8

Company Capital Stock, for exchange in accordance with this Article II, through the Exchange Agent, certificates representing the shares of Holdco Capital Stock (such shares of Holdco Capital Stock, together with any dividends or distributions with respect thereto with a record date after the Effective Time of the Mergers, being hereinafter referred to as the "Exchange Fund") issuable pursuant to Sections 2.01 and 2.02 in exchange for outstanding shares of Changed Parent Stock and Company Capital Stock.

  (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time of the Mergers, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time of the Mergers represented outstanding shares of Changed Parent Stock or Company Capital Stock (the "Certificates") whose shares were converted into the right to receive shares of Holdco Capital Stock pursuant to
Section 2.01 or 2.02, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Holdco may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Holdco Capital Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Holdco, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Holdco Capital Stock which such holder has the right to receive pursuant to the provisions of this
Article II, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Changed Parent Stock or Company Capital Stock which is not registered in the transfer records of Parent or the Company, as applicable, a certificate representing the proper number of shares of Holdco Capital Stock may be issued to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the issuance of shares of Holdco Capital Stock to a person other than the registered holder of such Certificate or establish to the satisfaction of Holdco that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.03, each Certificate shall be deemed at any time after the Effective Time of the Mergers to represent only the right to receive upon such surrender the certificate representing shares of Holdco Capital Stock and cash in lieu of any fractional shares of Holdco Capital Stock as contemplated by this Section 2.03. No interest shall be paid or accrue on any cash payable in lieu of any fractional shares of Holdco Capital Stock.

  (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Holdco Capital Stock with a record date after the Effective Time of the Mergers shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Holdco Capital Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.03(e), until the surrender of such Certificate in accordance with this Article II. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the certificate representing whole shares of Holdco Capital Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Holdco Capital Stock to which such holder is entitled pursuant to
Section 2.03(e) and the amount of dividends or other distributions with a record date after the Effective Time of the Mergers theretofore paid with respect to such whole shares of Holdco Capital Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time of the Mergers but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of Holdco Capital Stock.

  (d) No Further Ownership Rights in Changed Parent Stock and Company Capital Stock. All shares of Holdco Capital Stock issued upon the surrender for exchange of Certificates in accordance with the terms of this Article II (including any cash paid pursuant to Section 2.03(c) or 2.03(e)) shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Changed Parent Stock or Company Capital Stock theretofore represented by such Certificates, subject, however, to the obligation of the TW Surviving

                                    A1(a)-9

Corporation or the TBS Surviving Corporation, as applicable, to pay any dividends or make any other distributions with a record date prior to the Effective Time of the Mergers which may have been declared or made by Parent or the Company, as applicable, on such shares of Changed Parent Stock and Company Capital Stock in accordance with the terms of this Agreement or prior to September 22, 1995, and which remain unpaid at the Effective Time of the Mergers, and there shall be no further registration of transfers on the stock transfer books of the TW Surviving Corporation or the TBS Surviving Corporation, as applicable, of the shares of Changed Parent Stock or Company Capital Stock which were outstanding immediately prior to the Effective Time of the Mergers. If, after the Effective Time of the Mergers, Certificates are presented to the TW Surviving Corporation or the TBS Surviving Corporation or the Exchange Agent for any reason, they shall be canceled and exchanged as provided in this Article II, except as otherwise provided by law.

  (e) Fractional Shares. (i) No certificates or scrip representing fractional shares of Holdco Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Holdco.

  (ii) Notwithstanding any other provision of this Agreement, each holder of shares of Changed Parent Stock or Company Capital Stock converted pursuant to the Mergers who would otherwise have been entitled to receive a fraction of a share of Holdco Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Holdco Common Stock multiplied by the closing price of a share of Parent Common Stock on the Closing Date as reported on the NYSE-Composite Transactions Tape (as reported by The Wall Street Journal or, if not reported thereby, any other authoritative source).

  (iii) Certificates shall be issued by the TW Surviving Corporation and the TBS Surviving Corporation to evidence any fractional shares of the TW Surviving Corporation and the TBS Surviving Corporation, as the case may be, issued pursuant to Section 2.01(a), 2.01(f), 2.02(a) or 2.02(f).

  (iv) Certificates shall be issued by Holdco to evidence any fractional shares of Holdco LMC Class Stock or Holdco LMCN-V Stock issued pursuant to
Section 2.01(c).

  (f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates for six months after the Effective Time of the Mergers shall be delivered to Holdco, upon demand, and any holders of the Certificates who have not theretofore complied with this Article II shall thereafter look only to Holdco for payment of their claim for Holdco Capital Stock, any cash in lieu of fractional shares of Holdco Common Stock and any dividends or distributions with respect to Holdco Capital Stock.

  (g) No Liability. None of Parent, Holdco, Delaware Sub, Georgia Sub, the Company or the Exchange Agent shall be liable to any person in respect of any shares of Holdco Capital Stock (or dividends or distributions with respect thereto) or cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificates shall not have been surrendered prior to seven years after the Effective Time of the Mergers (or immediately prior to such earlier date on which any shares of Holdco Capital Stock, any cash in lieu of fractional shares of Holdco Capital Stock or any dividends or distributions with respect to Holdco Capital Stock in respect of such Certificate would otherwise escheat to or become the property of any Governmental Entity (as defined in Section 3.01(d)), any such shares, cash, dividends or distributions in respect of such Certificate shall, to the extent permitted by applicable law, become the property of the TW Surviving Corporation or the TBS Surviving Corporation, as applicable, free and clear of all claims or interest of any person previously entitled thereto.

  (h) Investment of Exchange Fund. The Exchange Agent shall invest any cash included in the Exchange Fund, as directed by Holdco, on a daily basis. Any interest and other income resulting from such investments shall be paid to Holdco.

                                   A1(a)-10

                                  ARTICLE III

                        Representations and Warranties

  Section 3.01. Representations and Warranties of the Company. The Company represents and warrants to Parent as follows:

  (a) Organization, Standing and Corporate Power. Each of the Company and each of the Material Company Subsidiaries (as defined below) is a corporation, partnership or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite power and authority to carry on its business as now being conducted. Each of the Company and its subsidiaries (each a "Company Subsidiary") is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect on the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company and the Company Subsidiaries, taken as a whole (a "Company Material Adverse Effect"). The Company has delivered to Parent complete and correct copies of its Restated Articles of Incorporation and By-laws and the certificates of incorporation and by-laws or comparable organizational documents of the Material Company Subsidiaries, in each case as amended to the date of this Agreement. For purposes of this Agreement, a "Material Company Subsidiary" means each Company Subsidiary that (i) constitutes a significant subsidiary within the meaning of Rule 1-02 of Regulation S-X of the Securities and Exchange Commission (the "SEC") or (ii) is party to an agreement pursuant to which such Company Subsidiary or another Company Subsidiary distributes programming or licenses programming from any person other than a Company Subsidiary and is listed in
Section 3.01(a) of the letter from the Company, dated September 22, 1995 addressed to Parent (the "Company Disclosure Letter") (a "Company Programming Subsidiary"). The Company is not in violation of any provision of its Restated Articles of Incorporation or By-laws and no Material Company Subsidiary is in violation of any provision of its certificate of incorporation, by-laws or comparable organizational documents, except to the extent that such violations would not, individually or in the aggregate, have a Company Material Adverse Effect.

  (b) Subsidiaries. Section 3.01(b) of the Company Disclosure Letter sets forth each Material Company Subsidiary and the ownership or interest therein of the Company. All the outstanding shares of capital stock of each such Material Company Subsidiary have been validly issued and are fully paid and nonassessable and, except as set forth in Section 3.01(b) of the Company Disclosure Letter, are owned by the Company, by another Company Subsidiary or by the Company and another Company Subsidiary, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens"). Except for the capital stock of the Company Subsidiaries and except for the ownership interests set forth in
Section 3.01(b) of the Company Disclosure Letter, the Company does not own, directly or indirectly, any capital stock or other ownership interest, with a fair market value as of September 22, 1995, greater than $2,000,000, in any corporation, partnership, limited liability company, joint venture or other entity.

  (c) Capital Structure. (i) The authorized capital stock of the Company consists of 75,000,000 shares of Class A Common Stock, 300,000,000 shares of Class B Common Stock, 500,000 shares of Class A Serial Preferred Stock, par value $.10 per share (the "Class A Preferred Stock"), 12,600,000 shares of Class B Cumulative Preferred Stock, par value $.125 per share (the "Class B Preferred Stock"), 12,600,000 shares of Class C Preferred Stock and 100,000,000 shares of Class D Serial Preferred Stock, par value $.0625 per share (the "Class D Preferred Stock"). Each share of Class C Preferred Stock is convertible into six shares of Class B Common Stock. At the close of business on August 29, 1995, (A)(I) 68,330,388 shares of Class A Common Stock were outstanding, all of which were validly issued, fully paid and nonassessable, (II) 137,819,078 shares of Class B Common Stock were outstanding, all of which were validly issued, fully paid and nonassessable,
(III) 12,396,976 shares of Class C Preferred Stock were outstanding, all of which were validly issued, fully paid and nonassessable, and (iv) no shares of Class A Preferred Stock, Class B Preferred Stock or Class D Preferred Stock were issued or outstanding; and (B)(I) 81,822,278 shares of Class B Common Stock were reserved for issuance

                                   A1(a)-11
upon conversion of the Class C Preferred Stock and the Company's Zero Coupon Subordinated Convertible Notes due 2007, (II) 13,904,724 shares of Class B Common Stock were reserved for issuance upon the exercise of outstanding stock options (the "Company Stock Options") granted pursuant to the Company's 1988 Stock Option Plan, the Company's 1993 Stock Option and Equity Award Plan and the agreement, dated June 1, 1993, among CNN America, Inc., the Company, Larry King Enterprises, Inc., and Larry King (the "Company Stock Plans") and (III) 4,892,214 shares of Class B Common Stock were reserved for issuance upon conversion of the 6 1/2% Convertible Subordinated Debentures (the "New Line Debentures") of New Line Cinema Corporation ("New Line"), upon the exercise of outstanding stock options (the "New Line Options") granted pursuant to the New Line 1986 Stock Option Plan, the New Line 1990 Stock Option Plan, the New Line 1991 Stock Option Plan, the Stock Option Agreements, dated January 17, 1986, and February 14, 1990, among New Line, Michael Lynne and Richard L. Blumenthal, the Stock Option Agreements, dated February 14, 1990, September 27, 1990, and January 22, 1993, between New Line and Michael Lynne, and the Stock Option Agreement, dated October 6, 1993, between New Line and Mitch Goldman (the "New Line Plans") or upon the exercise of outstanding warrants issued by New Line pursuant to the Warrant to Purchase Common Stock of New Line, dated May 31, 1991, initially issued to NHI Nelson Holdings International Ltd. Except as set forth above, at the close of business on August 29, 1995, no shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding and, since such date, no shares of capital stock or other voting securities or options in respect thereof have been issued except upon the conversion of the securities or the exercise of the Company Stock Options or other options and warrants referred to in clauses (B)(I) through (III) above. Except as set forth in this
Section 3.01(c) or in Section 3.01(c) of the Company Disclosure Letter and except for Company Stock Options granted in the ordinary course of business to employees of the Company and the Company Subsidiaries who are not senior executive officers and covering not in excess of an aggregate of 1,000,000 shares of Class B Common Stock for all such grants during the period from September 22, 1995, through the Effective Time of the Mergers, there were not on September 22, 1995, and at the Effective Time of the Mergers there will not be, any options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or any Company Subsidiary is a party or by which any of them is bound relating to the issued or unissued capital stock of the Company or any Company Subsidiary, or obligating the Company or any Company Subsidiary to issue, transfer, grant or sell any shares of capital stock of, or other equity interests in, or securities convertible into or exchangeable for any capital stock or other equity interests in, the Company or any Company Subsidiary or obligating the Company or any Company Subsidiary to issue, grant, extend or enter into any such option, warrant, call, right, commitment, agreement, arrangement or undertaking. All shares of Class B Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. There are not any outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any Company Subsidiary, or make any material investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary or any other person.

  (ii) The Company has previously delivered to Parent (A) a true and complete list of the holders of record of the Class C Preferred Stock (the "Class C Shareholders") and the number of shares of Class C Preferred Stock owned of record by each such Class C Shareholder, (B) a true and complete list of the number of shares of each class of capital stock of the Company owned of record by the Principal Shareholder and each person known by the Company to be an affiliate of the Principal Shareholder and (C) true and complete copies of any agreement relating to the ownership or voting of the Class C Preferred Stock to which the Company is a party.

  (d) Authority; Noncontravention. The Company has the requisite corporate power and authority to enter into this Agreement and, subject to approval of this Agreement by the holders of (i) a majority of the voting power of the outstanding Company Capital Stock, voting as a single class, (ii) a majority of the voting power of the outstanding Class A Common Stock and the Class B Common Stock, voting as a single class, and (iii) the holders of a majority of the outstanding shares of Class C Preferred Stock, voting as a separate class (the "Shareholder Approvals"), to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions

                                   A1(a)-12
contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company, subject to the Shareholder Approvals. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. Except as set forth in
Section 3.01(d) of the Company Disclosure Letter, the execution and delivery of this Agreement by the Company do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under, (i) the Restated Articles of Incorporation or By-laws of the Company or the comparable organizational documents of any Company Subsidiary, (ii) any agreement pursuant to which the Company or any Company Programming Subsidiary distributes programming or licenses programming from a person other than a Company Subsidiary individually involving annual payments to or by the Company and the Company Subsidiaries of $20,000,000 or more (any such agreement, a "Programming Agreement"), (iii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement (but excluding any Programming Agreement), instrument, permit, concession, franchise or license applicable to the Company or any Company Subsidiary or their respective properties or assets or (iv) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any Company Subsidiary or their respective properties or assets, other than, in the case of clauses
(iii) and (iv), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate would not (x) have a Company Material Adverse Effect, (y) prevent the Company from performing its obligations under this Agreement in any material respect or (z) prevent or delay in any material respect the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign, including the European Union (a "Governmental Entity"), is required by or with respect to the Company or any of the Company Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except for (i) the filing of a premerger notification and report form by the Principal Shareholder as the ultimate parent entity of the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), (ii) the filing with the SEC of (A) a joint proxy statement relating to the meetings of the Company's shareholders and Parent's stockholders to be held in connection with the Mergers and the transactions contemplated by this Agreement (as amended or supplemented from time to time, the "Proxy Statement"), and (B) such reports under Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (iii) the filing of the Certificates of Merger with the Delaware Secretary of State and the Georgia Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (iv) such filings with, and orders of, the Federal Communications Commission (the "FCC") as may be required under the Communications Act of 1934, as amended (the "Communications Act"), and the FCC's rules and regulations in connection with this Agreement and the transactions contemplated by this Agreement and (v) such other consents, approvals, orders, authorizations, registrations, declarations and filings (x) as may be required under the laws of any foreign country in which the Company or any of the Company Subsidiaries conducts any business or owns any property or assets or (y) which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the transactions contemplated by this Agreement or otherwise prevent the Company from performing its obligations under this Agreement in any material respect or have, individually or in the aggregate, a Company Material Adverse Effect.

  (e) SEC Documents; Undisclosed Liabilities. The Company has filed all required reports, schedules, forms, statements and other documents with the SEC since December 31, 1992 (the "SEC Documents"; such term, when used with respect to such documents filed prior to September 22, 1995, shall mean such documents as amended prior to September 22, 1995). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933 (the "Securities Act"), or the Exchange

                                   A1(a)-13

Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by a later Filed SEC Document (as defined in Section 3.01(g)). Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document, neither the Company's Annual Report on Form 10-K for the year ended December 31, 1994, nor any SEC Document filed after December 31, 1994, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and the consolidated Company Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Filed SEC Documents, neither the Company nor any Company Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by generally accepted accounting principles to be set forth on a consolidated balance sheet of the Company and the consolidated Company Subsidiaries or in the notes thereto and which, individually or in the aggregate, could reasonably be expected to have a Company Material Adverse Effect.

  (f) Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (i) the registration statement on Form S-4 to be filed with the SEC by Holdco in connection with the issuance of Holdco Capital Stock in the Mergers (the "Form S-4") will, at the time the Form S-4 is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Proxy Statement will, at the date the Proxy Statement is first mailed to the Company's shareholders or Parent's stockholders or at the time of the Shareholders Meeting (as defined in Section 5.01(b)) or the Parent's Stockholders Meeting (as defined in
Section 5.01(c)), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, except that no representation is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent specifically for inclusion or incorporation by reference in the Proxy Statement.

  (g) Absence of Certain Changes or Events. Except as disclosed in the SEC Documents filed and publicly available prior to September 22, 1995 (the "Filed SEC Documents"), since the date of the most recent audited financial statements included in the Filed SEC Documents, the Company has conducted its business only in the ordinary course, and there has not been:

    (i) any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in a change or effect) which, individually or in the aggregate, has had or is likely to have, a Company Material Adverse Effect;

    (ii) except for regular quarterly dividends not in excess of $.0175 per share of Class A Common Stock, $.0175 per share of Class B Common Stock and $.105 per share of Class C Preferred Stock, with customary record and payment dates, any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company Capital Stock;

                                   A1(a)-14

    (iii) any split, combination or reclassification of any of the Company's capital stock or any issuance or the authorization of any issuance of any other securities in exchange or in substitution for shares of the Company's capital stock;

    (iv) except as disclosed in Section 3.01(g) of the Company Disclosure Letter, (A) any granting by the Company or any Company Subsidiary to any executive officer of the Company or any of the Company Subsidiaries of any increase in compensation, except in the ordinary course of business consistent with prior practice or as was required under employment agreements in effect as of the date of the most recent audited financial statements included in the Filed SEC Documents, (B) any granting by the Company or any of the Company Subsidiaries to any such executive officer of any increase in severance or termination pay, except as was required under any employment, severance or termination agreements in effect as of the date of the most recent audited financial statements included in the Filed SEC Documents, or (C) any entry by the Company or any of the Company Subsidiaries into any employment, severance or termination agreement with any such executive officer (other than, in the case of clauses (B) and (C), for any such item entered into after September 22, 1995, in compliance with
  Section 4.01(a)(ix));

    (v) any damage, destruction or loss, whether or not covered by insurance, that has had or is likely to have a Company Material Adverse Effect; or

    (vi) any change in accounting methods, principles or practices by the Company or any Material Company Subsidiary materially affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles.

  (h) Litigation. Except as disclosed in the Filed SEC Documents or in Section 3.01(h) of the Company Disclosure Letter, there is no suit, action or proceeding (including any proceeding by or before the FCC) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company Subsidiaries (and the Company is not aware of any basis for any such suit, action or proceeding) that, individually or in the aggregate, could reasonably be expected to (i) have a Company Material Adverse Effect or (ii) prevent the Company from performing its obligations under this Agreement in any material respect, and there is not any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company or any of the Company Subsidiaries having, or which, insofar as reasonably can be foreseen, in the future would have, any Company Material Adverse Effect. As of September 22, 1995, except as disclosed in the Filed SEC Documents or in Section 3.01(h) of the Company Disclosure Letter, there was no suit, action or proceeding pending, or, to the knowledge of the Company, threatened, against the Company or any of the Company Subsidiaries (and the Company is not aware of any basis for any such suit, action or proceeding) that, individually or in the aggregate, could reasonably be expected to prevent or delay in any material respect the consummation of the Mergers or any of the transactions contemplated by this Agreement.

  (i) Absence of Changes in Benefit Plans. Except as disclosed in the Filed SEC Documents or in Section 3.01(i) of the Company Disclosure Letter, since the date of the most recent audited financial statements included in the Filed SEC Documents, there has not been any adoption or amendment in any material respect by the Company or any of the Company Subsidiaries of any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of the Company or any of the Company Subsidiaries (collectively, "Benefit Plans").

  (j) ERISA Compliance. Except as described in the Filed SEC Documents or in
Section 3.01(j) of the Company Disclosure Letter or as would not have a Company Material Adverse Effect, (i) all employee benefit plans or programs maintained for the benefit of the current or former employees or directors of the Company or any Company Subsidiary that are sponsored, maintained or contributed to by the Company or any Company Subsidiary, or with respect to which the Company or any Company Subsidiary has any liability, including any such plan that is an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income

                                   A1(a)-15

Security Act of 1974 ("ERISA"), are in compliance with all applicable requirements of law, including ERISA and the Code, and (ii) neither the Company nor any Company Subsidiary has any liabilities or obligations with respect to any such employee benefit plans or programs, whether accrued, contingent or otherwise, nor to the knowledge of the executive officers of the Company are any such liabilities or obligations expected to be incurred. Except as set forth in Section 3.01(j) of the Company Disclosure Letter, the execution of, and performance of the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any benefit plan, policy, arrangement or agreement or any trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee. The only severance agreements or severance policies applicable to the Company or the Company Subsidiaries are the agreements and policies specifically referred to in Section 3.01(j) of the Company Disclosure Letter.

  (k) Voting Requirements. The Shareholder Approvals are the only votes of the holders of any class or series of the Company's capital stock necessary to approve this Agreement and the transactions contemplated by this Agreement.

  (l) Brokers; Schedule of Fees and Expenses. Except as set forth in Section 3.01(l) of the Company Disclosure Letter, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company will pay the fees and expenses of the persons listed in Section 3.01(1) of the Company Disclosure Letter. The fees incurred and to be incurred by the Company in connection with this Agreement and the transactions contemplated by this Agreement for the persons listed in
Section 3.01(l) of the Company Disclosure Letter are set forth in Section 3.01(l) of the Company Disclosure Letter. The Company has furnished to Parent true and complete copies of all the agreements referred to in Section 3.01(l) of the Company Disclosure Letter and all indemnification and other agreements related to the engagement of the persons so listed.

  (m) Opinions of Financial Advisors. The Company has received the opinions of CS First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated to the effect that, as of the respective dates of such opinions
(i) in the case of the CS First Boston Corporation opinion, the consideration to be received by the Company's shareholders in the TBS Merger is fair to the Company's shareholders (other than Parent) from a financial point of view, and
(ii) in the case of the Merrill Lynch, Pierce, Fenner & Smith Incorporated opinion, the consideration to be received by shareholders of the Company (other than Tele-Communications, Inc. ("TCI"), and its affiliates and Parent) is fair to such shareholders from a financial point of view and, in the context of the governance arrangements relating to the Company's ability to consummate the TBS Merger, the financial terms of the transactions to be entered into between the Company, Parent and their respective affiliates, on the one hand, and TCI, on the other hand, are fair from a financial point of view to the Company and its shareholders (other than TCI and its affiliates and Parent), a signed copy of which opinions have been delivered to Parent.

  (n) Taxes. (i) The Company and each Company Subsidiary have timely filed (or have had timely filed on their behalf) or will file or cause to be timely filed, all material Tax Returns required by applicable law to be filed by any of them prior to or as of the Effective Time of the Mergers. All such Tax Returns are, or will be at the time of filing, true, complete and correct in all material respects.

  (ii) The Company and each Company Subsidiary have paid (or have had paid on their behalf), or where payment is not yet due, have established (or have had established on their behalf and for their sole benefit and recourse), or will establish or cause to be established on or before the Effective Time of the Mergers, an adequate accrual for the payment of, all material Taxes due with respect to any period ending prior to or as of the Effective Time of the Mergers.

                                   A1(a)-16

  (iii) For purposes of this Agreement, the following terms shall have the following meanings:

    (A) "Taxes" shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

    (B) "Tax Returns" shall mean all Federal, state, local and foreign tax returns, declarations, statements, reports, schedules, forms and information returns and any amended tax return relating to Taxes.

  (o) Compliance with Laws. Neither the Company nor any of the Company Subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity applicable to its business or operations (including the Communications Act and the FCC's rules and regulations), except for violations and failures to comply that could not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

  Section 3.02. Representations and Warranties of Parent. Parent represents and warrants to the Company as follows:

  (a) Organization, Standing and Corporate Power. Each of Parent, Holdco and Delaware Sub and each of the Material Parent Subsidiaries (as defined below) is a corporation, partnership or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite power and authority to carry on its business as now being conducted. Each of Parent and Parent's subsidiaries, including Holdco and Delaware Sub (each a "Parent Subsidiary"), is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect on the business, properties, assets, condition (financial or otherwise), results of operations or prospects of Parent and the Parent Subsidiaries, taken as a whole (a "Parent Material Adverse Effect"). As of the date of execution of this Agreement, Georgia Sub is, and on the Closing Date Georgia Sub will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. As of the date of execution of this Agreement, Georgia Sub has, and on the Closing Date Georgia Sub will have, the requisite power and authority to carry on its business as now conducted. As of the date of execution of this Agreement, Georgia Sub is, and on the Closing Date Georgia Sub will be, duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a Parent Material Adverse Effect. Prior to the date of execution of this Agreement, Parent has delivered to the Company complete and correct copies of its Restated Certificate of Incorporation and By-laws and the certificates of incorporation and by-laws or comparable organizational documents of Holdco, Delaware Sub, Georgia Sub and the Material Parent Subsidiaries, in each case as amended to the date of delivery. None of Parent, Holdco, Delaware Sub and Georgia Sub is in violation of any provision of its certificate of incorporation or by-laws and no Material Parent Subsidiary is in violation of any provision of its certificate of incorporation, by-laws or comparable organizational documents, except to the extent that such violations would not, individually or in the aggregate, have a Parent Material Adverse Effect. Time Warner Entertainment Company, L.P. ("TWE"), and each other Parent Subsidiary that constitutes a significant subsidiary of Parent within the meaning of Rule 1-02 of Regulation S-X of the SEC (determined without regard to paragraph (3) of the definition thereof) is referred to herein as a "Material Parent Subsidiary".

  (b) Subsidiaries. Section 3.02(b) of the Parent Disclosure Letter (as defined in Section 3.02(c)) sets forth as of September 22, 1995, each Material Parent Subsidiary and the ownership or interest therein of Parent. All the outstanding shares of capital stock of each such Material Parent Subsidiary have been validly issued and are fully paid and nonassessable and, except as set forth in Section 3.02(b) of the Parent Disclosure Letter, are owned by Parent, by another Parent Subsidiary or by Parent and another Parent Subsidiary, free and clear of all Liens. Except for the ownership interests in the Parent Subsidiaries and except for the ownership interests set forth in
Section 3.02(b) of the Parent Disclosure Letter, as of September 22, 1995, Parent did not own, directly or indirectly, any capital stock or other ownership interest, with a fair market value as of September 22, 1995, greater than $5,000,000, in any corporation, partnership, limited liability company, joint venture or other entity.

                                   A1(a)-17

  (c) Capital Structure. As of September 22, 1995, the authorized capital stock of Parent consisted of 750,000,000 shares of Parent Common Stock and 250,000,000 shares of preferred stock, par value $1.00 per share ("Parent Preferred Stock"). At the close of business on August 31, 1995, (i) (A) 387,166,475 shares of Parent Common Stock were outstanding, all of which were validly issued, fully paid and nonassessable, (B) 43,739,664 shares of Parent Common Stock were held by Parent Subsidiaries and (C) 1,988,026 shares of Parent Common Stock were held by Parent in treasury, (ii) 464,638 shares of Parent Series B Preferred Stock were outstanding, all of which were validly issued, fully paid and nonassessable, (iii) 3,264,508 shares of Parent Series C Preferred Stock were outstanding, all of which were validly issued, fully paid and nonassessable, (iv) 11,000,000 shares of Parent Series D Preferred Stock were outstanding, all of which were validly issued, fully paid and nonassessable, (v) 82,786,025 shares of Parent Common Stock were reserved for issuance pursuant to the Time Warner 1981 Stock Option Plan, the Time Warner 1986 Stock Option Plan, the 1988 Stock Incentive Plan of Time Warner Inc., the Time Warner 1989 Stock Incentive Plan, the Time Warner 1989 WCI Replacement Stock Option Plan, the Time Warner 1989 Lorimar Non-Employee Replacement Stock Option Plan, the Time Warner 1993 Stock Option Plan, the Time Warner 1994 Stock Option Plan, the Time Warner Corporate Group Stock Incentive Plan, the Time Warner Cable Television Group Stock Incentive Plan, the Time Warner Filmed Entertainment Group Stock Incentive Plan, the Time Warner Music Group Stock Incentive Plan, the Time Warner Programming Group Stock Incentive Plan, the Time Warner Publishing Group Stock Incentive Plan and the Time Warner 1988 Restricted Stock Plan for Non-Employee Directors (the "Parent Stock Plans" and the options granted thereunder being the "Parent Options"), (vi) 4,000,000 shares of Parent Preferred Stock were reserved for issuance in connection with the rights to purchase shares of Parent Common Stock pursuant to the Rights Agreement dated as of January 20, 1994 (the "Rights Agreement"), between Parent and Chemical Bank, as Rights Agent, and (vii) additional shares of capital stock of Parent were reserved for issuance as described in Section 3.02(c) of the letter from Parent, dated September 22, 1995, addressed to the Company (the "Parent Disclosure Letter"). Except as set forth above, at the close of business on August 31, 1995, no shares of capital stock or other voting securities of Parent were issued, reserved for issuance or outstanding. All shares of Holdco Capital Stock which may be issued pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth above or in Section 3.02(c) of the Parent Disclosure Letter, as of September 22, 1995, there were not any options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Parent or any Parent Subsidiary is a party or by which any of them is bound relating to the issued or unissued capital stock of Parent or any Parent Subsidiary, or obligating Parent or any Parent Subsidiary to issue, transfer, grant or sell, or cause to be issued, transferred, granted or sold, additional shares of capital stock or other voting securities of Parent or any Material Parent Subsidiary or obligating Parent or any Parent Subsidiary to issue, grant, extend or enter into any such option, warrant, call, right, commitment, agreement, arrangement or undertaking. Except as set forth in Section 3.02(c) of the Parent Disclosure Letter, as of September 22, 1995, there were not any outstanding contractual obligations of Parent or any Parent Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock of Parent or any Material Parent Subsidiary or make any material investment (in the form of a loan, capital contribution or otherwise) in any person (other than a wholly owned Parent Subsidiary). The authorized capital stock of Holdco consists of 100 shares of common stock, par value $1.00 per share, all of which have been validly issued, are fully paid and nonassessable and are owned by Parent free and clear of any Lien. The authorized capital stock of Delaware Sub consists of 1,000 shares of Common Stock, par value $1.00 per share, all of which have been validly issued, are fully paid and nonassessable and on the date of execution of this Agreement are, and will on the Closing Date be, owned by Holdco free and clear of any Lien. The authorized capital stock of Georgia Sub on the date of execution of this Agreement consists, and on the Closing Date will consist, of 1,000 shares of Common Stock, par value $1.00 per share, all of which on the date of execution of this Agreement have been, and on the Closing Date will have been, validly issued and on the date of execution of this Agreement are, and on the Closing Date will be, fully paid and nonassessable and owned by Holdco free and clear of any Lien.

  (d) Authority; Noncontravention. Parent, Holdco, Delaware Sub and Georgia Sub have all requisite corporate power and authority to enter into this Agreement and, subject to the Parent Stockholder Approvals (as defined in Section 3.02(i)), to consummate the transactions contemplated by this Agreement. The execution and

                                   A1(a)-18
delivery of this Agreement by Parent, Holdco, Delaware Sub and Georgia Sub and the consummation by Parent, Holdco, Delaware Sub and Georgia Sub of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Parent, Holdco, Delaware Sub and Georgia Sub, subject to the Parent Stockholder Approvals. This Agreement has been duly executed and delivered by Parent, Holdco, Delaware Sub and Georgia Sub and constitutes a valid and binding obligation of each such party, enforceable against each such party in accordance with its terms. Except as set forth in Section 3.02(d) of the Parent Disclosure Letter, the execution and delivery of this Agreement by Parent, Holdco, Delaware Sub and Georgia Sub do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent, Holdco, Delaware Sub, Georgia Sub or any other Parent Subsidiary under, (i) the Restated Certificate of Incorporation or by-laws of Parent or the certificate of incorporation or by-laws or comparable organizational documents of Holdco, Delaware Sub, Georgia Sub or any other Parent Subsidiary, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Parent, Holdco, Delaware Sub, Georgia Sub or any other Parent Subsidiary or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent, Holdco, Delaware Sub, Georgia Sub or any other Parent Subsidiary or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate would not (x) have a Parent Material Adverse Effect, (y) prevent Parent, Holdco, Delaware Sub or Georgia Sub from performing their respective obligations under this Agreement in any material respect or (z) prevent or delay in any material respect the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent, Holdco, Delaware Sub, Georgia Sub or any other Parent Subsidiary in connection with the execution and delivery of this Agreement by Parent and Sub or the consummation by Parent, Holdco, Delaware Sub or Georgia Sub, as the case may be, of any of the transactions contemplated by this Agreement, except for (i) the filing of a premerger notification and report form by Parent under the HSR Act and possible filings of premerger notification and report forms by shareholders of the Company under the HSR Act with respect to the acquisition of shares of Holdco Common Stock pursuant to the Mergers, (ii) the filing with the SEC of the Proxy Statement and the Form S-4 and such reports under Sections 13 and 16(a) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement and the receipt of all state securities or "blue sky" authorizations necessary to issue Holdco Capital Stock as contemplated by this Agreement, (iii) the filing of the Certificates of Merger with the Delaware Secretary of State and the Georgia Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (iv) such filings with, and orders of, the FCC under the Communications Act and the FCC's rules and regulations as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (v) such filings with, and orders of, cable franchising authorities as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (vi) the filing of a Restated Certificate of Incorporation for Holdco (as contemplated by Section 4.01(b)) with the Delaware Secretary of State, (vii) such filings by Holdco as may be necessary for Holdco to qualify to do business in appropriate jurisdictions and (viii) such other consents, approvals, orders, authorizations, registrations, declarations and filings (x) as may be required under the laws of any foreign country in which Parent or any of the Parent Subsidiaries conducts any business or owns any property or assets or (y) which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the transactions contemplated by this Agreement or otherwise prevent Parent, Holdco, Delaware Sub or Georgia Sub from performing their respective obligations under this Agreement in any material respect or have, individually or in the aggregate, a Parent Material Adverse Effect.

  (e) SEC Documents; Undisclosed Liabilities. Parent has filed all required reports, schedules, forms, statements and other documents with the SEC since December 31, 1992 (the "Parent SEC Documents"; such term, when used with respect to such documents filed prior to September 22, 1995, shall mean such documents

                                   A1(a)-19
as amended prior to September 22, 1995). As of their respective dates, the Parent SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Documents, and none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by a later Filed Parent SEC Document (as defined in Section 3.02(g)). Except to the extent that information contained in any Parent SEC Document has been revised or superseded by a later filed Parent SEC Document, neither Parent's Annual Report on Form 10-K for the year ended December 31, 1994, nor any Parent SEC Document filed after December 31, 1994, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Parent included in the Parent SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Parent and the consolidated Parent Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Filed Parent SEC Documents, neither Parent nor any Parent Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by generally accepted accounting principles to be set forth on a consolidated balance sheet of Parent and the consolidated Parent Subsidiaries or in the notes thereto and which, individually or in the aggregate, could reasonably be expected to have a Parent Material Adverse Effect.

  (f) Information Supplied. None of the information supplied or to be supplied by Parent, Holdco, Delaware Sub or Georgia Sub for inclusion or incorporation by reference in (i) the Form S-4 will, at the time the Form S-4 is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Proxy Statement will, at the date the Proxy Statement is first mailed to the Company's shareholders or Parent's stockholders or at the time of the Shareholders Meeting or the Parent's Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Form S-4 and the Proxy Statement will comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations promulgated thereunder, except that no representation or warranty is made by Parent with respect to statements made or incorporated by reference therein based on information supplied by the Company specifically for inclusion or incorporation by reference in the Form S-4 or the Proxy Statement.

  (g) Absence of Certain Changes or Events. Except as disclosed in the Parent SEC Documents filed and publicly available prior to September 22, 1995 (the "Filed Parent SEC Documents"), or in Section 3.02(g) of the Parent Disclosure Letter, since the date of the most recent audited financial statements included in the Filed Parent SEC Documents, Parent has conducted its business only in the ordinary course, and there has not been:

    (i) any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in a change or effect) which, individually or in the aggregate, has had or is likely to have, a Parent Material Adverse Effect;

    (ii) except for regular quarterly dividends not in excess of $0.09 per share of Parent Common Stock and the stated or required amount of dividends on any series of Parent Preferred Stock, in each case with customary record and payment dates, any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to the Parent Common Stock or any series of Parent Preferred Stock;

                                   A1(a)-20

    (iii) any split, combination or reclassification of the Parent Common Stock or any issuance or, except as contemplated by this Agreement, the authorization of any issuance of any other securities in exchange or in substitution for shares of the Parent Common Stock;

    (iv) any damage, destruction or loss, whether or not covered by insurance, that has had or is likely to have a Parent Material Adverse Effect; or

    (v) any change in accounting methods, principles or practices by Parent or any Material Parent Subsidiary materially affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles.

  (h) Litigation. Except as disclosed in the Filed Parent SEC Documents or in
Section 3.02(h) of the Parent Disclosure Letter, there is no suit, action or proceeding (including any proceeding by or before the FCC) pending or, to the knowledge of Parent, threatened against or affecting Parent or any of the Parent Subsidiaries (and Parent is not aware of any basis for any such suit, action or proceeding) that, individually or in the aggregate, could reasonably be expected to (i) have a Parent Material Adverse Effect or (ii) prevent Parent, Holdco, Delaware Sub or Georgia Sub from performing their respective obligations under this Agreement in any material respect, and there is not any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Parent or any of the Parent Subsidiaries having, or which, insofar as reasonably can be foreseen, in the future would have, any Parent Material Adverse Effect. As of September 22, 1995, except as disclosed in the Filed Parent SEC Documents or in Section 3.02(h) of the Parent Disclosure Letter, there was no suit, action or proceeding pending, or, to the knowledge of Parent, threatened, against Parent or any of the Parent Subsidiaries (and Parent is not aware of any basis for any such suit, action or proceeding) that, individually or in the aggregate, could reasonably be expected to prevent or delay in any material respect the consummation of the Mergers or any of the transactions contemplated by this Agreement.

  (i) Voting Requirements. The adoption of this Agreement by the holders of a majority in voting power of the outstanding Parent Common Stock and the outstanding voting Parent Preferred Stock, voting together as a single class (the "Parent Stockholder Approvals"), is the only vote of the holders of any class or series of Parent's capital stock necessary to approve this Agreement and the transactions contemplated by this Agreement.

  (j) Brokers. No broker, investment banker, financial advisor or other person, other than Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Incorporated, the fees and expenses of which will be paid by Parent, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or any Parent Subsidiary.

  (k) Taxes. (i) Parent and each Parent Subsidiary have timely filed (or have had timely filed on their behalf) or will file or cause to be timely filed, all material Tax Returns required by applicable law to be filed by any of them prior to or as of the Effective Time of the Mergers. All such Tax Returns are, or will be at the time of filing, true, complete and correct in all material respects.

  (ii) Parent and each Parent Subsidiary have paid (or have had paid on their behalf), or where payment is not yet due, have established (or have had established on their behalf and for their sole benefit and recourse), or will establish or cause to be established on or before the Effective Time of the Mergers, an adequate accrual for the payment of, all material Taxes due with respect to any period ending prior to or as of the Effective Time of the Mergers.

  (l) Compliance with Laws. Neither Parent nor any of the Parent Subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity applicable to its business or operations (including the Communications Act and the FCC's rules and regulations), except for violations and failures to comply that could not, individually or in the aggregate, reasonably be expected to result in a Parent Material Adverse Effect.

                                   A1(a)-21

  (m) ERISA Compliance. Except as described in the Parent Filed SEC Documents or as would not have a Parent Material Adverse Effect, (i) all employee benefit plans or programs maintained for the benefit of the current or former employees or directors of Parent or any Parent Subsidiary that are sponsored, maintained or contributed to by Parent or any Parent Subsidiary, or with respect to which Parent or any Parent Subsidiary has any liability, including any such plan that is an "employee benefit plan" as defined in Section 3(3) of ERISA, are in compliance with all applicable requirements of law, including ERISA and the Code, and (ii) neither Parent nor any Parent Subsidiary has any liabilities or obligations with respect to any such employee benefit plans or programs, whether accrued, contingent or otherwise, nor to the knowledge of the executive officers of Parent are any such liabilities or obligations expected to be incurred.

  (n) Operations of Holdco, Delaware Sub and Georgia Sub. Holdco does not, and will not prior to the Closing, engage in any significant business activities or conduct any significant operations other than in connection with the transactions contemplated by this Agreement. Each of Delaware Sub and Georgia Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated by this Agreement.

                                  ARTICLE IV

                   Covenants Relating to Conduct of Business

  Section 4.01. Conduct of Business. (a) Conduct of Business by the
Company. During the period from September 22, 1995, to the Effective Time of the Mergers, the Company shall, and shall cause the Company Subsidiaries to, carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and in compliance in all material respects with all applicable laws and regulations (including the Communications Act and the FCC's rules and regulations) and, to the extent consistent therewith, use commercially reasonable efforts to preserve intact their current business organizations, keep available the services of their current officers and employees and preserve their relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with them. Without limiting the generality of the foregoing, during the period from September 22, 1995, to the Effective Time of the Mergers, except for Approved Matters (as defined below) the Company shall not, and shall not permit any of the Company Subsidiaries to:

    (i) (x) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, other than dividends and distributions by a direct or indirect wholly owned Company Subsidiary to its parent and regular quarterly cash dividends on the Company Capital Stock in an amount per share per quarter for each class of Company Capital Stock not in excess of the amount paid for the quarter immediately preceding September 22, 1995, (y) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (z) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any of the Company Subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities (other than, in the case of this clause (z), for the redemption of New Line Debentures following a call by the Company for redemption of all the New Line Debentures);

    (ii) issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities (other than (x) the issuance of shares of Class B Common Stock upon the exercise of Company Stock Options outstanding on September 22, 1995, and in accordance with their then terms,
  (y) the issuance of shares of Class B Common Stock reserved for issuance as described in clauses (B)(I) and (B)(III) of Section 3.01(c) and (z) the grant of Company Stock Options permitted under Section 3.01(c)(i) and the issuance of shares of Class B Common Stock upon the exercise thereof);

    (iii) amend its articles of incorporation, by-laws or other comparable organizational documents;

                                   A1(a)-22

    (iv) acquire or agree to acquire (x) by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association or other business organization or division thereof or (y) any assets that are material, individually or in the aggregate, to the Company and the Company Subsidiaries taken as a whole;

    (v) sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets, other than encumbrances and Liens that are incurred in the ordinary course of business;

    (vi) (y) incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of the Company Subsidiaries, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except for short-term borrowings incurred in the ordinary course of business consistent with past practice, or (z) make any loans, advances (other than advances to employees in the ordinary course of business consistent with prior practice) or capital contributions to, or investments in, any other person, other than to the Company or any direct or indirect wholly owned Company Subsidiary;

    (vii) make or agree to make any new capital expenditure or expenditures;

    (viii) make any material Tax election or settle or compromise any material Tax liability or refund;

    (ix) except in the ordinary course of business pursuant to employment agreements or Benefit Plans existing on September 22, 1995, or as required by applicable laws, (A) increase the compensation payable or to become payable to its executive officers or employees, (B) grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, executive officer or employee of the Company or any Company Subsidiary or (C) establish, adopt, enter into or amend in any material respect or take action to accelerate any rights or benefits under any collective bargaining agreement (other than any collective bargaining agreement for the film production operations of the Company and the Company Subsidiaries) or any stock option, employee benefit plan, agreement or policy except as contemplated by this Agreement; provided, however, that this clause (ix) shall not prohibit the Company or any Company Subsidiary from (1) entering into any employment agreement with any employee (other than any executive officer of the Company) (x) whose current employment agreement is expiring, (y) contemporaneously with the hiring of such employee or (z) contemporaneously with the promotion of such employee, if, in each case, such employment agreement does not provide for salary in excess of $200,000 in any year, does not have a term in excess of five years and is entered into in the ordinary course of business consistent with prior practice, in the case of clause (x) above, such new employment agreement is substantially similar to the expiring agreement and, in the case of clause (y) or (z) above, such employment agreement is substantially similar to current employment agreements for employees of the Company and the Company Subsidiaries at the applicable level, (2) entering into talent agreements in the ordinary course of its film production operations consistent with prior practice, or (3) making any severance payment, including any payment in settlement of litigation arising out of or resulting from the cessation of employment, to any employee or former employee (other than any executive officer or former executive officer of the Company) in excess of the amounts otherwise permitted under this clause
  (ix) if the excess amount of such payment does not, in any case, exceed
  $50,000;

    (x) except as contemplated by Section 2.02(e), and without limiting the generality of clause (ix) above, make any amendment to any Company Stock Plan or New Line Plan as a result of this Agreement or in contemplation of the Mergers;

    (xi) terminate or amend on terms less favorable to the Company any agreement filed as an exhibit to any SEC Document or any Programming Agreement; or

    (xii) authorize any of, or commit or agree to take any of, the foregoing actions.

                                   A1(a)-23

  For purposes of this Agreement, "Approved Matters" means matters that are
(x) expressly included in a Master Budget contemplated by Section 3 of Article XII of the By-Laws of the Company as in effect on September 22, 1995, or as approved by Parent after September 22, 1995, and prior to its approval by the Board of Directors of the Company or (y) otherwise approved in writing by Parent. Each matter subject to Section 3 of Article XII of the By-laws of the Company shall first be submitted to Parent for its approval and shall only thereafter be submitted to the Board of Directors of the Company to the extent Parent shall have approved such matter.

  (b) Certificate of Incorporation and By-Laws of Holdco. Simultaneously with or prior to the Effective Time of the Mergers, Parent shall cause the certificate of incorporation of Holdco to be amended to read in the form of the Restated Certificate of Incorporation of Parent, and shall cause the By-laws of Holdco to be amended to read in the form of the By-laws of Parent, in each case as in effect immediately prior to the Effective Time of the Mergers, together with such changes thereto as Parent and the Company may from time to time agree; provided, however, that changes reasonably necessary to give effect to the creation of the Holdco LMC Class Stock and the Holdco LMCN-V Stock in accordance with the LMC Agreement, to increase the authorized Holdco Capital Stock and to reduce the par value per share of Holdco Capital Stock shall not require the agreement of the Company. During the period from September 22, 1995, to the Effective Time of the Mergers, except as contemplated by this Agreement, Parent shall not amend its Restated Certificate of Incorporation or By-laws in any manner that would be materially adverse to the holders of Parent Common Stock.

  (c) Other Actions. The Company and Parent shall not, and shall not permit any of their respective subsidiaries to, take any action that would, or that could reasonably be expected to, result in (i) any of the representations and warranties of such party set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (iii) any of the conditions to the Mergers set forth in Article VI not being satisfied.

  (d) Advice of Changes. The Company and Parent shall promptly advise the other orally and in writing of any change or event having, or which, insofar as can reasonably be foreseen, would have, a Company Material Adverse Effect or a Parent Material Adverse Effect, as applicable.

  Section 4.02. No Solicitation. (a) The Company shall not, nor shall it permit any of the Company Subsidiaries to, nor shall it authorize or permit any officer, director or employee of or any investment banker, attorney or other advisor or representative of, the Company or any Company Subsidiary to,
(i) solicit, initiate or encourage the submission of any takeover proposal (as defined below), (ii) enter into any agreement with respect to any takeover proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal; provided, however, that nothing contained in this Agreement shall prevent the Company or its Board of Directors from (A) furnishing nonpublic information to, or entering into discussions or negotiations with, any person in connection with an unsolicited bona fide written takeover proposal to the Company or its shareholders, if and only to the extent that (1) the Board of Directors of the Company determines in good faith based on written advice of its outside legal counsel that such action is necessary for the Board of Directors of the Company to comply with its fiduciary duties to shareholders under applicable law and (2) prior to furnishing such nonpublic information to, or entering into discussions or negotiations with, such person, the Board of Directors of the Company receives from such person or entity an executed confidentiality agreement with terms no less favorable to the Company than those contained in the Confidentiality Agreement (as defined in Section 5.04), or (B) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a takeover proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any executive officer of the Company or any of the Company Subsidiaries or any investment banker, attorney or other advisor or representative of the Company or any of the Company Subsidiaries, whether or not such person is purporting to act on behalf of the Company or any of the Company Subsidiaries or otherwise, shall be deemed to be a breach of this
Section 4.02(a) by the Company. For purposes of this Agreement, "takeover proposal" means any proposal for a merger, consolidation or other business combination involving the Company or any of the Material Company

                                   A1(a)-24

Subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, more than 15% of any class of voting securities of the Company or any of the Material Company Subsidiaries, or assets representing a substantial portion of the assets of the Company and the Company Subsidiaries, taken as a whole, other than the transactions contemplated by this Agreement. The Company shall immediately cease and cause to be terminated any existing activities, discussions or negotiations by the Company or any of its officers, investment bankers, attorneys or other advisors or representatives with any parties conducted heretofore with respect to any of the foregoing.

  (b) Subject to Section 7.01(e), neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent, the adoption, approval or recommendation by such Board of Directors or any such committee of this Agreement or the TBS Merger or (ii) approve or recommend, or propose to approve or recommend, any takeover proposal.

  (c) The Company promptly shall advise Parent orally and in writing of any takeover proposal or any inquiry with respect to or which could lead to any takeover proposal and the identity of the person making any such takeover proposal or inquiry. The Company shall keep Parent promptly and fully informed in all material respects of the status and details of any such takeover proposal or inquiry.

                                   ARTICLE V

                             Additional Agreements

  Section 5.01. Preparation of Form S-4 and the Proxy Statement; Shareholders Meeting and Parent's Stockholders Meeting. (a) As soon as practicable following September 22, 1995, the Company and Parent shall prepare and file with the SEC the Proxy Statement and Parent and Holdco shall prepare and file with the SEC the Form S-4, in which the Proxy Statement shall be included as a prospectus. Each of the Company, Parent and Holdco shall use its best efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing. Each of the Company and Parent shall use its best efforts to cause the Proxy Statement to be mailed to the Company's shareholders or Parent's stockholders, respectively, as promptly as practicable after the Form S-4 is declared effective under the Securities Act. Holdco shall take any action (other than qualifying to do business in any jurisdiction in which Parent is not now so qualified) required to be taken under any applicable state securities or "blue sky" laws in connection with the issuance of Holdco Capital Stock pursuant to the Mergers, and the Company shall furnish all information concerning the Company and the holders of the Company Capital Stock and rights to acquire Company Capital Stock pursuant to the Company Stock Plans or the New Line Plans as may be reasonably requested in connection with any such action.

  (b) The Company shall, as soon as practicable, duly call, give notice of, convene and hold a meeting of its shareholders (the "Shareholders Meeting") for the purpose of obtaining the Shareholder Approvals. Subject to Section 7.01(e), the Company shall, through its Board of Directors, recommend to its shareholders approval of this Agreement and the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Company agrees that its obligations pursuant to the first sentence of this Section 5.01(b) shall not be altered by the commencement, public proposal, public disclosure or communication to the Company of any takeover proposal. Parent shall vote or cause to be voted all the shares of Company Capital Stock owned of record by Parent or any Parent Subsidiary in favor of the Shareholder Approvals.

  (c) Parent shall, as soon as practicable, duly call, give notice of, convene and hold a meeting of its stockholders (the "Parent's Stockholders Meeting") for the purpose of obtaining the Parent Stockholder Approvals. Subject to any contrary fiduciary obligations, Parent shall, through its Board of Directors, recommend to its stockholders approval of the matters submitted to them for such purpose.

  Section 5.02. Letter of the Company's Accountants. The Company shall use its best efforts to cause to be delivered to Parent and Holdco a letter of Price Waterhouse LLP, the Company's independent public

                                   A1(a)-25
accountants, dated a date within two business days before the date on which the Form S-4 shall become effective and addressed to Parent and Holdco, in form and substance reasonably satisfactory to Parent and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

  Section 5.03. Letter of Parent's Accountants. Parent shall use its best efforts to cause to be delivered to the Company a letter of Ernst & Young LLP, Parent's independent public accountants, and, with respect to persons or assets acquired by Parent, one or more other independent public accountants, dated a date within two business days before the date on which the Form S-4 shall become effective and addressed to the Company, in form and substance reasonably satisfactory to the Company and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

  Section 5.04. Access to Information; Confidentiality. Each of the Company and Parent shall, and shall cause each of its respective subsidiaries to, afford to the other party and to the officers, employees, accountants, counsel, financial advisors and other representatives of such other party, reasonable access during normal business hours during the period prior to the Effective Time of the Mergers to all their respective properties, books, contracts, commitments, personnel and records and, during such period, each of the Company and Parent shall, and shall cause each of its respective subsidiaries to, furnish promptly to the other party (a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of Federal or state securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request. Except as required by law, each of the Company and Parent shall hold, and shall cause its respective officers, employees, accountants, counsel, financial advisors and other representatives and affiliates to hold, any nonpublic information in confidence to the extent required by, and in accordance with, the provisions of the letter dated August 26, 1995, between the Company and Parent (the "Confidentiality Agreement").

  Section 5.05. Best Efforts; Notification. (a) Upon the terms and subject to the conditions set forth in this Agreement and, in the case of Parent, in the LMC Agreement, each of the parties agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Mergers and the other transactions contemplated by this Agreement and the Voting Agreements, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the Voting Agreements or the consummation of the transactions contemplated by this Agreement or the Voting Agreements, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement; provided, however, that a party shall not be obligated to take any action pursuant to the foregoing if the taking of such action or the obtaining of any waiver, consent, approval or exemption is reasonably likely (x) to be materially burdensome to such party and its subsidiaries taken as a whole or to impact in a materially adverse manner the economic or business benefits of the transactions contemplated by this Agreement, the Voting Agreements and the Investors' Agreements referred to in Section 6.02(f) so as to render inadvisable the consummation of the Mergers or (y) to result in the imposition of a condition or restriction of the type referred to in clause (ii), (iii) or (iv) of Section 6.02(e). In connection with and without limiting the foregoing, the Company and its Board of Directors shall (i) take all reasonable action necessary so that no state takeover statute or similar statute or regulation is or becomes applicable to the TBS Merger, this Agreement or any of the other transactions contemplated by this Agreement or the Voting Agreements and (ii) if any state takeover statute or similar statute or regulation becomes applicable

                                   A1(a)-26
to the TBS Merger, this Agreement or any other transaction contemplated by this Agreement or any Voting Agreement, take all action necessary so that the TBS Merger and the other transactions contemplated by this Agreement and the Voting Agreements may be consummated as promptly as practicable on the terms contemplated by this Agreement and the Voting Agreements and otherwise to minimize the effect of such statute or regulation on the TBS Merger and the other transactions contemplated by this Agreement and the Voting Agreements.

  (b) The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

  Section 5.06. Board Authority. The Company represents and warrants to Parent that (a) on or prior to September 22, 1995, the Board of Directors of the Company has adopted resolutions providing that (i) any action to be subsequently taken by the Board of Directors of the Company to implement the transactions contemplated by this Agreement (excluding any amendment to this Agreement or to the other agreements entered into in connection with the Mergers to which the Company is a party) shall be authorized if approved by a majority vote of the directors of the Company (other than any directors that are interested directors under Section 3 of Article XII of the Company's By-
laws) present and voting at a meeting at which a quorum is present, without regard to class, and (ii) any action to be subsequently taken by the Company to implement the transactions contemplated by this Agreement (excluding any amendment to this Agreement or to the other agreements entered into in connection with the Mergers to which the Company is a party) that otherwise requires the approval of the Board of Directors of the Company shall be authorized if approved by a majority vote of the directors of the Company (other than any directors that are interested directors under Section 3 of Article XII of the Company's By-laws) present and voting at a meeting at which a quorum is present, without regard to class, and (b) such resolutions were validly adopted, are in full force and effect, do not conflict with any provision of the Company's Articles of Incorporation or By-laws or any contract, agreement or other instrument to which the Company is a party and are effective in accordance with their terms. The Board of Directors of the Company shall not amend, rescind or repeal any of such resolutions. The Company shall not enter into any contract, agreement or other instrument, or adopt any resolution, that, directly or indirectly, would (A) result in any action to be taken by the Board of Directors of the Company to implement the transactions contemplated by this Agreement (excluding any amendment to this Agreement or to the other agreements entered into in connection with the Mergers to which the Company is a party) requiring any approval other than the approval by the majority vote of all the directors of the Company (other than any directors that are interested directors under Section 3 of Article XII of the Company's By-laws) present and voting at a meeting at which a quorum is present, without regard to class, or (B) result in any action to be taken by the Company to implement the transactions contemplated by this Agreement requiring the approval (if not required as of September 22, 1995) of the directors of the Company or any group or committee thereof. The Company represents and warrants to Parent that neither the Company nor its Board of Directors was subject to any such contract, agreement or other instrument as of September 22, 1995.

  Section 5.07. Public Announcements. Parent, Holdco, Delaware Sub and Georgia Sub, on the one hand, and the Company, on the other hand, shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, including the Mergers, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

  Section 5.08. Benefit Plans. (a) Maintenance of Benefits. For a period of two years after the Effective Time of the Mergers, Holdco shall (i) either (A) maintain or cause the TBS Surviving Corporation (or in the case of a transfer of all or substantially all the assets and business of the TBS Surviving Corporation, its

                                   A1(a)-27
successors or assigns) to maintain the Benefit Plans (other than medical plans) at the benefit levels in effect on September 22, 1995 or (B) provide or cause the TBS Surviving Corporation (or, in such case, its successors or assigns) to provide benefits to employees of the Company and the Company Subsidiaries that are not materially less favorable in the aggregate to such employees than those in effect on September 22, 1995 and (ii) provide or cause to be provided medical benefits to employees of the Company and the Company Subsidiaries that are substantially equivalent to those provided to similarly situated employees of the TW Surviving Corporation.

  (b) Service. With respect to any "employee benefit plan", as defined in
Section 3(3) of ERISA, maintained by Parent, Holdco or any other Parent Subsidiary (including any severance plan), for purposes of determining eligibility to participate, vesting, entitlement to benefits, benefit accrual (but in the case of any "employee pension benefit plan", as defined in Section 3(2) of ERISA, solely to the extent necessary to comply with Section 5.08(a)) and in all other respects where length of service is relevant, service with the Company or any Company Subsidiary shall be treated as service with Parent, Holdco or the other Parent Subsidiaries; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits.

  (c) Third Party Beneficiaries. This Section 5.08 is intended to be for the benefit of and shall be enforceable by each person who is an employee of the Company or any Company Subsidiary as of the Effective Time of the Mergers (but only with respect to those provisions applicable to such employee), and his heirs and personal representatives and, to the extent set forth above, shall be binding on all successors and assigns of Parent, Holdco, the other Parent Subsidiaries, the Company and the Company Subsidiaries. To the extent that any provision of this Section 5.08 shall be reflected in a plan or arrangement subject to ERISA, the exclusive remedy of any employee referred to in the preceding sentence with respect to such provisions or request for a related benefit provided by such plan or arrangement shall be the claims procedure under such plan or arrangement.

  Section 5.09. Indemnification. Parent, Holdco and Georgia Sub agree that all rights to indemnification for acts or omissions occurring prior to the Effective Time of the Mergers existing as of September 22, 1995, in favor of the current or former directors or officers of the Company as provided in its Restated Articles of Incorporation or By-laws shall survive the TBS Merger and shall continue in full force and effect in accordance with their terms from the Effective Time of the Mergers until the expiration of the applicable statute of limitations with respect to any claims against the current or former directors or officers of the Company arising out of such acts or omissions. Holdco shall cause to be maintained for a period of not less than six years from the Effective Time of the Mergers the Company's directors' and officers' insurance and indemnification policy in effect as of September 22, 1995, to the extent that it provides coverage for events occurring prior to the Effective Time of the Mergers (the "D&O Insurance") for all persons who are directors and officers of the Company who are covered persons under the Company's D&O insurance policies in effect on September 22, 1995, so long as the annual premium therefor would not be in excess of 150% of the last annual premium paid prior to September 22, 1995 (the "Maximum Premium"). If the existing D&O Insurance expires, is terminated or canceled during such six-year period, Holdco shall use all reasonable efforts to cause to be obtained as much D&O Insurance as can be obtained for the remainder of such period for an annualized premium not in excess of the Maximum Premium, on terms and conditions no less advantageous to the covered persons than the existing D&O Insurance. The Company represents to Parent that the Maximum Premium is $947,602.

  Section 5.10. Fees and Expenses. Except as provided in Sections 5.15, 7.02(a), 7.02(b) and 7.02(c), all fees and expenses incurred in connection with the Mergers, this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated, except that expenses incurred in connection with printing and mailing the Proxy Statement and the Form S-4 shall be shared equally by Parent and the Company.

  Section 5.11. Affiliates. Prior to the Closing Date, the Company shall deliver to each of Parent and Holdco a letter identifying all persons who are, at the time this Agreement is submitted for approval to the shareholders of the Company, "affiliates" of the Company for purposes of Rule 145 under the Securities Act.

                                   A1(a)-28

The Company shall use its best efforts to cause each such person, and Parent shall use its best efforts to cause each of its "affiliates", to deliver to Holdco on or prior to the Closing Date a written agreement substantially in the form attached as Exhibit A.

  Section 5.12. Stock Exchange Listing. Parent shall use its best efforts to cause the shares of Holdco Common Stock to be issued in the Mergers and pursuant to the Company Stock Options, the New Line Options, the notes referred to in Section 3.01(c)(i)(B)(I) and the other securities referred to in Section 3.01(c)(i)(B)(III) to be approved for listing on the New York Stock Exchange, Inc. (the "NYSE"), subject to official notice of issuance, prior to the Closing Date.

  Section 5.13. Execution of the Registration Rights Agreement. Holdco shall execute and deliver to the other parties thereto the Registration Rights Agreement in the form of Exhibit B (the "Registration Rights Agreement") at or prior to the Closing.

  Section 5.14. Tax Treatment. Each of Parent, Holdco and the Company shall use its reasonable best efforts to cause the Mergers to qualify as exchanges governed by Section 351 of the Code and to obtain the opinions of counsel referred to in Sections 6.02(d) and 6.03(d).

  Section 5.15. Transfer and Real Property Transfer Gains Taxes. Holdco shall be responsible for any liabilities, without deduction or withholding from any amount payable to the holders of Parent Capital Stock or Company Capital Stock, arising under any New York State Real Estate Transfer Tax, New York State Tax on Gains Derived from certain Real Property Transfers, New York City Real Property Transfer Tax, New York State Stock Transfer Tax and any similar taxes imposed by any other city or State of the United States (and any penalties and interest with respect to such Taxes), to the extent any such Taxes become payable in connection with the transactions contemplated by this Agreement, on behalf of the holders of Parent Capital Stock or Company Capital Stock. The Company and Holdco shall cooperate in complying with the requirements of such Taxes. Holders of Parent Capital Stock or Company Capital Stock shall be bound by the values and allocations established by Holdco and the Company on any Tax Returns relating to any such Taxes.

  Section 5.16. Material Transactions by Parent. Parent shall promptly notify the Company if, after September 22, 1995, and prior to the Effective Time of the Mergers, Parent or any Parent Subsidiary enters into a definitive agreement providing for the implementation of a Material Transaction (as defined below). In such event, the Board of Directors of the Company may request the Company's financial advisor, CS First Boston Corporation, to deliver a written opinion, substantially in the same form as the opinion referred to in Section 3.01(m), that, after giving effect to the Material Transaction, the consideration to be received by the Company's shareholders in the TBS Merger is fair to the Company's shareholders (other than Parent) from a financial point of view. The Company and Parent shall cooperate in furnishing such information to CS First Boston Corporation as shall be reasonably required in order for such opinion to be delivered as promptly as practicable, and the Company shall use all commercially reasonable efforts to cause such opinion or the written advice referred to in the following sentence to be delivered within 15 days following request therefor from the Company. In the event that CS First Boston Corporation advises the Company and Parent in writing that it is unable to deliver such opinion, the Company shall be entitled to terminate this Agreement pursuant to Section 7.01(f), if such termination is approved by the Board of Directors of the Company. For purposes of this Agreement, "Material Transaction" means (i) the issuance by Parent of more than 90,000,000 "common stock equivalents" (one common stock equivalent being equal to one share of Parent Common Stock, including any share of Parent Common Stock issuable by Parent upon conversion, exercise or exchange of any other capital stock, warrant or other security or right of Parent, any Parent Subsidiary or any other controlled affiliate of Parent) in any single transaction or in any series of individual transactions (excluding (A) any transaction involving an exchange by Parent on a one-for-one basis of newly issued shares of Parent Series L Preferred Stock for outstanding shares of Parent Series C Preferred Stock and (B) any transaction contemplated by the elective merger letter agreement dated as of September 22, 1995, between Parent and LMC, if, in the case of this clause (B), such transaction is not reasonably likely to (1) cause the satisfaction of any condition set forth in
Article VI to be delayed in any material respect or (2) make the satisfaction of any such condition materially more difficult or costly or otherwise more disadvantageous to the Company, Parent or Holdco in any material respect), each of which involves the issuance of more than 20,000,000 common stock equivalents, whether or not such individual

                                   A1(a)-29
transactions are related to each other, or (ii) the sale or other disposition in any transaction or series of transactions, whether or not related to each other, by Parent or any Parent Subsidiary of any business or assets with an aggregate fair market value in excess of $3,500,000,000, excluding from such amount (x) sales of inventory in the ordinary course of business consistent with prior practice and (y) the sale or disposition, in a single transaction or series of related transactions, of assets with an aggregate fair market value of $500,000,000 or less. The fair market value of any cable television systems disposed of by Parent or any Parent Subsidiary in exchange for cable television systems owned by third parties shall be included in such amount only to the extent, if any, in excess of the fair market value of the cable televisions systems acquired in such exchange by Parent or any Parent Subsidiary.

                                  ARTICLE VI

                             Conditions Precedent

  Section 6.01. Conditions to Each Party's Obligation To Effect the
Mergers. The respective obligation of each party to effect the Mergers is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

  (a) Shareholder Approvals and Parent Stockholder Approvals. The Company shall have obtained the Shareholder Approvals and Parent shall have obtained the Parent Stockholder Approvals.

  (b) NYSE Listing. The shares of Holdco Common Stock issuable pursuant to this Agreement shall have been approved for listing on the NYSE, subject to official notice of issuance.

  (c) Antitrust. The waiting periods (and any extensions thereof) applicable to the transactions contemplated by this Agreement under the HSR Act shall have been terminated or shall have expired. Any consents, approvals and filings under any foreign antitrust law the absence of which would prohibit the consummation of the Mergers shall have been obtained or made.

  (d) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of either Merger or preventing LMC or any of its subsidiaries from voting, as contemplated by the LMC Agreement, shares of Company Capital Stock that LMC or any such subsidiary is otherwise entitled to vote, shall be in effect; provided, however, that, subject to the proviso in Section 5.05(a), each of the parties shall have used its best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any such injunction or other order that may be entered.

  (e) Form S-4. The Form S-4 shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order, and Holdco shall have received all state securities or "blue sky" authorizations necessary to issue the Holdco Capital Stock issuable pursuant to this Agreement.

  (f) FCC Approvals. All orders and approvals of the FCC required in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained without the imposition of any conditions or restrictions of the type referred to in Section 6.02(e)(ii), (iii) or (iv) that are not acceptable to Parent in its sole discretion.

  (g) Certain Proceedings. Each action or proceeding relating to the issue of whether the transactions contemplated by this Agreement violate, or require the consent of any person under, the TWE Partnership Agreement shall either
(i) have been dismissed with prejudice or (ii) be subject to a final judgment that remains unstayed for a period of 60 days; provided, however, that this condition shall cease to be effective on December 23, 1996.

  (h) Voting Trust Approval. Either (A) Parent and the Company shall be satisfied that, and the FCC shall have confirmed that, the Voting Trust (as defined in the LMC Agreement) will be effective to prevent the beneficiaries thereunder from having an attributable interest, within the meaning of the FCC's rules and

                                   A1(a)-30
regulations, in the assets and businesses of Holdco by reason of the Holdco Capital Stock subject thereto or (B) the parties to the LMC Agreement (other than Parent and Time TBS Holdings, Inc.) shall have acknowledged that the procedures set forth in Section 4.1 of the LMC Agreement relating to exchange for nonvoting Holdco securities are applicable.

  Section 6.02. Conditions to Obligations of Parent, Holdco, Delaware Sub and Georgia Sub. The obligations of Parent, Holdco, Delaware Sub and Georgia Sub to effect the Mergers are further subject to the satisfaction or waiver by Parent on or prior to the Closing Date of the following conditions:

  (a) Representations and Warranties. The representations and warranties of the Company set forth in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of the Company set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and as of the Closing Date as though made on and as of the Closing Date, except to the extent any such representation or warranty expressly relates to an earlier date (in which case as of such date), and Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer (or the Executive Vice President) and the Chief Financial Officer of the Company to such effect.

  (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer (or the Executive Vice President) and the Chief Financial Officer of the Company to such effect.

  (c) Letters from Company Affiliates. Holdco shall have received from each person named in the letter referred to in Section 5.11 an executed copy of an agreement substantially in the form of Exhibit A.

  (d) Tax Opinion. Parent and Holdco shall have received an opinion dated the Closing Date from Cravath, Swaine & Moore, based upon certificates and letters, which letters and certificates are substantially in the form set forth in Exhibit D and dated the Closing Date, to the effect that the TW Merger will qualify as an exchange governed by the provisions of Section 351 of the Code.

  (e) No Litigation. There shall not be pending any suit, action or proceeding by any Governmental Entity (i) challenging the acquisition by Parent or Holdco of any shares of capital stock of the Company or the TBS Surviving Corporation, seeking to restrain or prohibit the consummation of the Mergers or any of the other transactions contemplated by this Agreement or the LMC Agreement or seeking to obtain from the Company, Parent, Holdco or any of their respective subsidiaries any damages that are material in relation to the Company and its subsidiaries taken as a whole, (ii) seeking to prohibit or limit the ownership or operation by the Company, Parent, Holdco, any Material Company Subsidiary or any Material Parent Subsidiary of any material portion of the business or assets of the Company, Parent, Holdco, any Material Company Subsidiary or any Material Parent Subsidiary or to compel the Company, Parent, Holdco, or any of their respective subsidiaries to dispose of or hold separate any material portion of the business or assets of the Company, Parent, Holdco, any Material Company Subsidiary or any Material Parent Subsidiary as a result of the Mergers or any of the other transactions contemplated by this Agreement, (iii) seeking to impose limitations on the ability of Holdco to acquire or hold, or exercise full rights of ownership of, any shares of capital stock of the TW Surviving Corporation or the TBS Surviving Corporation, including, without limitation, the right to vote such capital stock on all matters properly presented to the stockholders of the TW Surviving Corporation or the TBS Surviving Corporation, (iv) seeking to prohibit Parent or Holdco from effectively controlling in any material respect the business or operations of the Company or any Material Company Subsidiary or (v) which otherwise is reasonably likely to have a Company Material Adverse Effect or a Parent Material Adverse Effect.

  (f) Investors' Agreements. Each of the other parties thereto shall have executed and delivered to Holdco an Investors' Agreement in the form of Exhibit C-1 or C-2, as applicable.

                                   A1(a)-31

  (g) Cable Franchise Authorities. All necessary orders and permits approving the transactions contemplated by this Agreement from all applicable cable franchising authorities having jurisdiction over all or any portion of any material cable system operated by Parent or any Parent Subsidiary shall have been received.

  (h) Dissenters' Rights. The Company shall not have received pursuant to
Section 1321(a)(1) of the Georgia BCC written notices of intent to demand payment in connection with the TBS Merger with respect to shares of Company Capital Stock representing more than 28,000,000 Company Common Stock equivalents (calculated on the basis that each share of Company Common Stock represents one Company Common Stock equivalent and each share of Class C Preferred Stock represents six Company Common Stock equivalents).

  Section 6.03. Conditions to Obligation of the Company. The obligation of the Company to effect the TBS Merger is further subject to the satisfaction or waiver by the Company on or prior to the Closing Date of the following conditions:

  (a) Representations and Warranties. The representations and warranties of Parent set forth in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of Parent set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent any such representation or warranty expressly relates to another date (in which case as of such date), and the Company shall have received a certificate signed on behalf of Parent by the chief executive officer (or any executive vice president) and the chief financial officer of Parent to such effect.

  (b) Performance of Obligations. Parent, Holdco, Delaware Sub and Georgia Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by the chief executive officer (or any executive vice president) and the chief financial officer of Parent to such effect.

  (c) No Litigation. There shall not be pending any suit, action or proceeding by any Governmental Entity (i) seeking to obtain from the Company, Parent, Holdco or any of their respective subsidiaries any damages that are material in relation to Holdco and its subsidiaries taken as a whole (determined after giving effect to the Mergers), (ii) seeking to prohibit or limit the ownership or operation by Parent, Holdco or any of their respective subsidiaries of any material portion of the business or assets of Holdco and its subsidiaries taken as a whole (determined after giving effect to the Mergers), or to compel Parent, Holdco or any of their respective subsidiaries to dispose of or hold separate any material portion of the business or assets of Holdco and its subsidiaries, taken as a whole (determined after giving effect to the Mergers), as a result of the Mergers or any of the other transactions contemplated by this Agreement, or (iii) which otherwise is reasonably likely to have a material adverse effect on Holdco and its subsidiaries, taken as a whole (determined after giving effect to the Mergers).

  (d) Tax Opinion. The Company shall have received an opinion dated the Closing Date from Skadden, Arps, Slate, Meagher & Flom, based upon certificates and letters, which letters and certificates are substantially in the form set forth in Exhibit D and dated the Closing Date, to the effect that the TBS Merger will qualify as an exchange governed by the provisions of
Section 351 of the Code.

                                  ARTICLE VII

                       Termination, Amendment and Waiver

  Section 7.01. Termination. This Agreement may be terminated at any time prior to the Effective Time of the Mergers, whether before or after the Shareholder Approvals or the Parent Stockholder Approvals:

  (a) by mutual written consent of Parent and the Company;

                                   A1(a)-32

  (b) by either Parent or the Company:

    (i) if, at a duly held shareholders meeting of the Company or any adjournment thereof at which the Shareholder Approvals are voted upon, the Shareholder Approvals shall not have been obtained;

    (ii) if, at a duly held stockholders meeting of Parent or any adjournment thereof at which the Parent Stockholder Approvals are voted upon, the Parent Stockholder Approvals shall not have been obtained;

    (iii) if the Mergers shall not have been consummated on or before September 30, 1996, unless the failure to consummate the Mergers is the result of a wilful and material breach of this Agreement by the party seeking to terminate this Agreement; provided, however, that if all the conditions set forth in Sections 6.01 (other than 6.01(g)), 6.02 and 6.03 have been satisfied at such date, either Parent or the Company may, by notice to the other prior to such date, extend such date to the latest date so extended by either party but in no event later than December 31, 1996;

    (iv) if any court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Mergers and such order, decree, ruling or other action shall have become final and non-appealable;

    (v) in the event of a breach by the other party of any representation, warranty, covenant or other agreement contained in this Agreement which (A) would give rise to the failure of a condition set forth in Section 6.02(a) or 6.02(b) or Section 6.03(a) or 6.03(b), as applicable, and (B) cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach (a "Material Breach") (provided that the terminating party is not then in breach of any representation, warranty, covenant or other agreement that would give rise to a failure of a condition as described in clause (A) above); or

    (vi) if the FCC shall have issued an order or ruling or taken other action denying approval of the transactions contemplated by this Agreement, and such order, ruling or other action shall have become final and non-appealable;

  (c) by either Parent or the Company in the event that (i) all the conditions to the obligation of such party to effect the Mergers set forth in Section
6.01 shall have been satisfied and (ii) any condition to the obligation of such party to effect the Mergers set forth in Section 6.02 (in the case of Parent) or Section 6.03 (in the case of the Company) is not capable of being satisfied prior to the end of the period referred to in Section 7.01(b)(iii);

  (d) by Parent, if any order or approval of the FCC contemplated by Section 6.01(f) when obtained shall have included any conditions or restrictions of the type referred to in Section 6.02(e)(ii), (iii) or (iv) that are not acceptable to Parent in its sole discretion and such order or approval shall have become final and non-appealable;

  (e) by the Company, subject to Section 7.05(b), if the Board of Directors of the Company shall concurrently approve, and the Company shall concurrently enter into, a definitive agreement providing for the implementation of the transactions contemplated by a takeover proposal; provided, however, that (i) the Company is not then in breach of Section 4.02 or in breach of any other representation, warranty, covenant or agreement that would give rise to a failure of a condition set forth in Section 6.02(a) or 6.02(b), (ii) the Board of Directors of the Company shall have complied with Section 7.05(b) in connection with such takeover proposal and (iii) no termination pursuant to this Section 7.01(e) shall be effective unless the Company shall simultaneously make the payment required by Section 7.02(a);

  (f) by the Company, as contemplated by Section 5.16;

  (g) by the Company within 30 days of (i) Parent entering into any agreement providing for any merger or consolidation of Parent with or into any other person in which the shares of capital stock of Parent are to be exchanged for or converted into the right to receive anything other than Parent Common Stock, (ii) any person becoming an Acquiring Person (as defined in the Rights Agreement, as in effect on September 22, 1995), other than with the prior approval of the Board of Directors of Parent, or (iii) any person becoming an Acquiring Person (as defined in the Rights Agreement, as in effect on September 22, 1995, but determined, for purposes of

                                   A1(a)-33
this clause (iii), as if the reference therein to "15%" were to "30%"), in the case of clauses (ii) and (iii) above, (x) including any person excluded from the definition of "Acquiring Person" in the Rights Agreement by virtue of the acquisition of shares pursuant to a Qualifying Offer (as defined in the Rights Agreement, as in effect on September 22, 1995) and (y) regardless of whether the Rights Agreement is then in effect (and excluding, in all cases, this Agreement); or

  (h) by Parent to the extent required by Section 2.3 of the LMC Agreement.

  Section 7.02. Effect of Termination. (a) In the event that any person shall make a takeover proposal and thereafter (i) this Agreement is terminated (A) pursuant to Section 7.01(b)(i), (B) pursuant to Section 7.01(b)(iii) (if at the time of termination (x) the Company is in breach of any representation, warranty, covenant or other agreement that would give rise to a failure of a condition set forth in Section 6.02(a) or 6.02(b) and (y) such breach cannot be or has not been cured within 30 days after the Company becomes aware of such breach or such shorter period as may elapse between the date the Company becomes aware of such breach and the time of termination), (C) by the Company pursuant to Section 7.01(b)(iv) (if at the time of termination (x) the Company is in breach of any representation, warranty, covenant or other agreement that would give rise to a failure of a condition set forth in Section 6.02(a) or 6.02(b) and (y) such breach cannot be or has not been cured within 30 days after the Company becomes aware of such breach), (D) by Parent pursuant to
Section 7.01(b)(v), (E) pursuant to Section 7.01(b)(vi) (if at the time of termination (x) the Company is in breach of any representation, warranty, covenant or other agreement that would give rise to a failure of a condition set forth in Section 6.02(a) or 6.02(b) and (y) such breach cannot be or has not been cured within 30 days after the Company becomes aware of such breach),
(F) by the Company pursuant to Section 7.01(c) or (G) pursuant to Section 7.01(e), and (ii) a definitive agreement with respect to a takeover proposal is executed, or a takeover proposal is consummated, at or within eighteen months after such termination, then the Company shall pay to Parent a fee of $175,000,000 (reduced by any amount actually paid by the Company pursuant to Section 7.02(b) in connection with such termination), which amount shall be payable by wire transfer of same day funds on the date such agreement is executed, or such takeover proposal is consummated, as applicable. The Company acknowledges that the agreements contained in this Section 7.02(a) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to this Section 7.02(a), and, in order to obtain such payment, Parent commences a suit which results in a judgment against the Company for the fee set forth in this Section 7.02(a), the Company shall also pay to Parent its costs and expenses (including reasonable attorneys' fees) in connection with such suit.

  (b) In the event of termination of this Agreement by either Parent or the Company pursuant to Section 7.01(b)(i) or by Parent pursuant to Section 7.01(b)(v), then the Company shall reimburse Parent for all its reasonable out-of-pocket expenses actually incurred in connection with this Agreement and the transactions contemplated hereby, up to a maximum amount of $15,000,000, which amount shall be payable by wire transfer of same day funds within three business days of written demand, accompanied by a reasonably detailed statement of such expenses and appropriate supporting documentation, therefor.

  (c) In the event of termination of this Agreement by either Parent or the Company pursuant to Section 7.01(b)(ii) or by the Company pursuant to Section 7.01(b)(v), then Parent shall reimburse the Company for all its reasonable out-of-pocket expenses actually incurred in connection with this Agreement and the transactions contemplated hereby, up to a maximum amount of $15,000,000, which amount shall be payable by wire transfer of same day funds within three business days of written demand, accompanied by a reasonably detailed statement of such expenses and appropriate supporting documentation, therefor.

  (d) In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Holdco, Delaware Sub, Georgia Sub or the Company, other than the provisions of Sections 3.01(l) and 3.02(j), the second sentence of Section 5.04, Section 5.10, this Section 7.02 and Article VIII and except to the extent that such termination results from the wilful and material breach by a party of any of its representations, warranties, covenants or other agreements set forth in this Agreement.

                                   A1(a)-34

  Section 7.03. Amendment. This Agreement may be amended by the parties at any time before or after the Shareholder Approvals or the Parent Stockholder Approvals; provided, however, that (i) after the Shareholder Approvals, there shall be made no amendment that pursuant to the Georgia BCC requires further approval by the shareholders of the Company without the further approval of such shareholders and (ii) after the Parent Stockholder Approvals, there shall be made no amendment that pursuant to the DGCL requires further approval by the stockholders of Parent without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

  Section 7.04. Extension; Waiver. At any time prior to the Effective Time of the Mergers, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of
Section 7.03, waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

  Section 7.05. Procedure for Termination, Amendment, Extension or Waiver. (a) A termination of this Agreement pursuant to Section 7.01, an amendment of this Agreement pursuant to Section 7.03 or an extension or waiver pursuant to
Section 7.04 shall, in order to be effective, require, in the case of Parent, Holdco, Delaware Sub, Georgia Sub or the Company, action by its Board of Directors or, in the case of an extension or waiver pursuant to Section 7.04, the duly authorized designee of its Board of Directors.

  (b) The Company shall provide to Parent written notice prior to any termination of this Agreement pursuant to Section 7.01(e) advising Parent (i) that the Board of Directors of the Company in the exercise of its good faith judgment as to its fiduciary duties to the shareholders of the Company under applicable law, after receipt of written advice of outside legal counsel, has determined (on the basis of such takeover proposal and the terms of this Agreement, as then in effect) that such termination is required in connection with a takeover proposal that is more favorable to the shareholders of the Company than the transactions contemplated by this Agreement (taking into account all terms of such takeover proposal and this Agreement, including all conditions) and (ii) as to the material terms of any such takeover proposal. At any time after two business days following receipt of such notice, the Company may terminate this Agreement as provided in Section 7.01(e) only if the Board of Directors of the Company determines that such proposal is more favorable to the shareholders of the Company than the transactions contemplated by this Agreement (taking into account all terms of such takeover proposal and this Agreement, including all conditions, and which determination shall be made in light of any revised proposal made by Parent prior to the expiration of such two business day period) and concurrently enters into a definitive agreement providing for the implementation of the transactions contemplated by such takeover proposal.

                                 ARTICLE VIII

                              General Provisions

  Section 8.01. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time of the Mergers. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time of the Mergers.

  Section 8.02. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                                   A1(a)-35

  (a) if to Parent, Holdco, Delaware Sub or Georgia Sub, to

       Time Warner Inc.
       75 Rockefeller Plaza
       New York, NY 10019

       Attention: General Counsel

       with a copy to:

       Cravath, Swaine & Moore
       Worldwide Plaza
       825 Eighth Avenue
       New York, NY 10019

       Attention: Peter S. Wilson, Esq.

  (b) if to the Company, to

       Turner Broadcasting System, Inc.
       One CNN Center
       Atlanta, GA 30303

       Attention: General Counsel

       with a copy to:

       Skadden, Arps, Slate, Meagher & Flom
       300 South Grand Avenue
       Suite 3400
       Los Angeles, CA 90071

       Attention: Thomas C. Janson, Jr., Esq.

  Section 8.03. Definitions. For purposes of this Agreement:

  (a) an "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person;

  (b) "person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity; and

  (c) a "subsidiary" of any person means another person, an amount of the voting securities or other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

  Section 8.04. Interpretation. When a reference is made in this Agreement to a Section or Exhibit such reference shall be to a Section of, or an Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

  Section 8.05. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

  Section 8.06. Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents referred to herein) (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (b) except for the provisions of Article II, Section 5.08 and
Section 5.09, are not intended to confer upon any person other than the parties any rights or remedies.

                                   A1(a)-36

  Section 8.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof (except to the extent that the provisions of the Georgia BCC shall be mandatorily applicable to the TBS Merger or this Agreement).

  Section 8.08. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, except that either Delaware Sub or Georgia Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Holdco or to any direct wholly owned subsidiary of Holdco, but no such assignment shall relieve Delaware Sub or Georgia Sub, as the case may be, of any of its obligations under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

  Section 8.09. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not initiate any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal court sitting in the State of Delaware or a Delaware state court. Each of Georgia Sub and the Company hereby appoints the Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, Delaware 19901, as its agent for service of process in Delaware.

  Section 8.10. Waivers. Except as provided in this Agreement or any waiver pursuant to Section 7.04, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

                                   A1(a)-37

  In Witness Whereof, Parent, Holdco, Delaware Sub, Georgia Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                          Time Warner Inc.,


                                          By      /s/ Peter R. Haje
                                             ----------------------------------
                                            Name: Peter R. Haje
                                            Title: Executive Vice President

                                          TW Inc.,


                                          By      /s/ Thomas W. McEnerney
                                             ----------------------------------
                                             Name: Thomas W. McEnerney
                                             Title: Vice President

                                          Time Warner Acquisition Corp.,


                                          By      /s/ Thomas W. McEnerney
                                             ----------------------------------
                                             Name: Thomas W. McEnerney
                                             Title: Vice President

                                          TW Acquisition Corp.,


                                          By      /s/ Thomas W. McEnerney
                                             ----------------------------------
                                             Name: Thomas W. McEnerney
                                             Title: Vice President

                                          Turner Broadcasting System, Inc.


                                          By      /s/ R. E. Turner
                                             ----------------------------------
                                             Name: R. E. Turner
                                             Title: President

                                   A1(a)-38

                                                                APPENDIX A-1(b)

                       AMENDMENT NO. 1 (this "Amendment") dated as of August
                     8, 1996, to the AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of September 22, 1995, among TIME WARNER INC., a Delaware corporation ("Parent"), TW INC., a Delaware corporation ("Holdco") and a direct wholly owned subsidiary of Parent, TIME WARNER ACQUISITION CORP., a Delaware corporation ("Delaware Sub") and a direct wholly owned subsidiary of Holdco, TW ACQUISITION CORP., a Georgia corporation ("Georgia Sub") and a direct wholly owned subsidiary of Holdco, and TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (the "Company").

  Whereas Parent, Holdco, Delaware Sub, Georgia Sub and the Company have agreed to amend the Agreement; and

  Whereas the respective Boards of Directors of Parent, Holdco, Delaware Sub, Georgia Sub and the Company have approved and adopted this Amendment.

  NOW, THEREFORE, the parties agree as follows:

  Section 1. Amendment of Agreement. (a) Section 2.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

  "Section 2.01. Effect on Parent Capital Stock. As of the Effective Time of the Mergers, by virtue of the TW Merger and without any action on the part of the holder of any shares of Parent Capital Stock (as defined in Section 2.01(a)) or any shares of capital stock of Delaware Sub:

  (a) Capital Stock of Delaware Sub. Each issued and outstanding share of Common Stock, par value $1.00 per share, of Delaware Sub shall be converted into (i) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Common Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Common Stock, par value $1.00 per share, of Parent ("Parent Common Stock") issued and outstanding immediately prior to the Effective Time of the Mergers, (ii) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series C Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series C Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series C Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers, (iii) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series D Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series D Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series D Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers, (iv) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series E Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series E Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series E Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers, (v) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series F Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series F Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series F Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers, (vi) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series G Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series G Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series G Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers, (vii) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series H Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series H Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series H Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers, (viii) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of Series I

                                    A1(b)-1

Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series I Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series I Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers, (ix) one one-millionth
(1/1,000,000th) of a fully paid and nonassessable share of Series J Convertible Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of Series J Convertible Preferred Stock, par value $1.00 per share, of Parent ("Parent Series J Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers, (x) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of 10 1/4% Series K Exchangeable Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of 10 1/4% Series K Exchangeable Preferred Stock, par value $1.00 per share, of Parent ("Parent Series K Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers, (xi) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of 10 1/4% Series L Exchangeable Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of 10 1/4% Series L Exchangeable Preferred Stock, par value $1.00 per share, of Parent ("Parent Series L Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers and (xii) one one-millionth (1/1,000,000th) of a fully paid and nonassessable share of 10 1/4% Series M Exchangeable Preferred Stock, par value $1.00 per share, of the TW Surviving Corporation for each share of 10 1/4% Series M Exchangeable Preferred Stock, par value $1.00 per share, of Parent ("Parent Series M Preferred Stock" and, together with the Parent Common Stock, the Parent Series C Preferred Stock, the Parent Series D Preferred Stock, the Parent Series E Preferred Stock, the Parent Series F Preferred Stock, the Parent Series G Preferred Stock, the Parent Series H Preferred Stock, the Parent Series I Preferred Stock, the Parent Series J Preferred Stock, the Parent Series K Preferred Stock and the Parent Series L Preferred Stock, the "Parent Capital Stock"), if any, issued and outstanding immediately prior to the Effective Time of the Mergers. For the purposes of this Section 2.01(a), shares of Parent Capital Stock, other than Parent Series C Preferred Stock, held by Parent Subsidiaries (as defined in Section 3.02(a)) shall be deemed to be not outstanding.

  (b) Cancellation of Treasury Stock. Each share of Parent Capital Stock that is owned by Parent shall automatically be canceled and retired and shall cease to exist, and no shares of Common Stock, par value $.01 per share, of Holdco (the "Holdco Common Stock") or other consideration shall be delivered in exchange therefor.

  (c) Conversion of Parent Capital Stock. Subject to Sections 2.01(d) and 2.03(e), each issued share of Parent Capital Stock (other than shares to be canceled in accordance with Section 2.01(b) and other than shares subject to
Section 2.01(f)) shall be converted into fully paid and nonassessable shares of the capital stock of Holdco ("Holdco Capital Stock") in accordance with the following table (it being acknowledged that as of August 8, 1996 (the date of the last amendment of this Section 2.01), (x) no shares of Parent Series J Preferred Stock, Parent Series L Preferred Stock and Parent Series M Preferred Stock are outstanding and (y) it is anticipated that no shares of Parent Series C Preferred Stock, Parent Series L Preferred Stock and either Parent Series K Preferred Stock or Parent Series M Preferred Stock will be outstanding immediately prior to the Effective Time of the Mergers):

         EACH SHARE OF THE                    NUMBER AND CLASS OR SERIES
     SPECIFIED CLASS OR SERIES               OF SHARES OF HOLDCO CAPITAL
      OF PARENT CAPITAL STOCK                 STOCK INTO WHICH CONVERTED
     -------------------------               ---------------------------
Parent Common Stock................ One Share of Holdco Common Stock
Parent Series C Preferred Stock.... 2.08264 shares of Holdco Common Stock
Parent Series D Preferred Stock.... One share of Series D Convertible Preferred
                                     Stock, par value $.10 per share, of Holdco
                                     ("Holdco Series D Preferred Stock")
Parent Series E Preferred Stock.... One share of Series E Convertible Preferred
                                     Stock, par value $.10 per share, of Holdco
                                     ("Holdco Series E Preferred Stock")
Parent Series F Preferred Stock.... One share of Series F Convertible Preferred
                                     Stock, par value $.10 per share, of Holdco
                                     ("Holdco Series F Preferred Stock")

                                    A1(b)-2

       EACH SHARE OF THE                  NUMBER AND CLASS OR SERIES
   SPECIFIED CLASS OR SERIES             OF SHARES OF HOLDCO CAPITAL
    OF PARENT CAPITAL STOCK               STOCK INTO WHICH CONVERTED
   -------------------------             ---------------------------
Parent Series G Preferred       One share of Series G Convertible Preferred
Stock..........................  Stock, par value $.10 per share, of Holdco
                                 ("Holdco Series G Preferred Stock")
Parent Series H Preferred       One share of Series H Convertible Preferred
Stock..........................  Stock, par value $.10 per share, of Holdco
                                 ("Holdco Series H Preferred Stock")
Parent Series I Preferred       One share of Series I Convertible Preferred
Stock..........................  Stock, par value $.10 per share, of Holdco
                                 ("Holdco Series I Preferred Stock")
Parent Series J Preferred       One share of Series J Convertible Preferred
Stock..........................  Stock, par value $.10 per share, of Holdco
                                 ("Holdco Series J Preferred Stock")
Parent Series K Preferred       One share of 10% Series M Exchangeable
Stock..........................  Preferred Stock, par value $  .10 per share, of Holdco ("Holdco Series M Preferred
                                 Stock")
Parent Series L Preferred       One share of 10% Series L Exchangeable
Stock..........................  Preferred Stock, par value $  .10 per share, of Holdco ("Holdco Series L Preferred
                                 Stock")
Parent Series M Preferred       One share of Holdco Series M Preferred Stock
Stock..........................

  As of the Effective Time of the Mergers, all such shares of Parent Capital Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. Subject to Sections 2.01(d) and 2.03(e), as of the Effective Time of the Mergers (i) each certificate theretofore representing shares of Parent Capital Stock (other than each certificate theretofore representing Parent Series C Preferred Stock or Parent Series K Preferred Stock (the "Changed Parent Stock")), without any action on the part of Holdco, Parent or the holder thereof, shall be deemed to represent an equivalent number of shares of the class or series of Holdco Capital Stock set forth above next to the class or series of Parent Capital Stock formerly represented by such certificate and shall cease to represent any rights in any shares of Parent Capital Stock, and (ii) each holder of a certificate representing any shares of Changed Parent Stock shall cease to have any rights with respect thereto, except the right to receive, upon the surrender of any such certificates, certificates representing the number of shares of the class or series of Holdco Capital Stock, and any cash in lieu of fractional shares of such class or series of Holdco Capital Stock, set forth above next to the series of Changed Parent Stock formerly represented by such certificate to be issued or paid in consideration therefor upon surrender of such certificate in accordance with Section 2.03, without interest.

  (d) Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares ("Appraisal Shares") of Parent Capital Stock (other than Parent Common Stock) that are outstanding immediately prior to the Effective Time of the Mergers and that are held by any stockholder of Parent who is entitled to demand and properly demands appraisal of such Appraisal Shares pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL ("Section 262") shall not be converted into Holdco Capital Stock as provided in Section 2.01(c), but rather the holders of Appraisal Shares shall be entitled to payment of the fair value of such Appraisal Shares in accordance with the provisions of Section 262; provided, however, that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262, then the right of such holder of Appraisal Shares to be paid the fair value of such holder's Appraisal Shares shall cease and such Appraisal Shares shall be treated as if they had been converted as of the Effective Time of the Mergers into shares of Holdco Capital Stock as provided in Section 2.01(c).

                                    A1(b)-3

  (e) Exchange Ratio for Parent Options and Parent Warrants. (i) As of the Effective Time of the Mergers, each outstanding Parent Option (as defined in Section 3.02(c)) and each outstanding warrant (a "Parent Warrant") to purchase Parent Common Stock, originally issued in connection with the first issuance of Parent
Series B Preferred Stock, shall be assumed by Holdco and converted into an option or warrant, as the case may be, to purchase shares of Holdco Common Stock, as provided below. Following the Effective Time of the Mergers, each Parent Option shall continue to have, and shall be subject to, the same terms and conditions set forth in the applicable Parent Stock Plan (as defined in Section 3.02(c)) pursuant to which such Parent Option was granted, and each Parent Warrant shall continue to have, and shall be subject to, the same terms and conditions, in each case as in effect immediately prior to the Effective Time of the Mergers, except that each such Parent Option or Parent Warrant shall be exercisable for the same number of shares of Holdco Common Stock as the number of shares of Parent Common Stock for which such Parent Option or Parent Warrant was exercisable immediately prior to the Effective Time of the Mergers.

  (ii) As of the Effective Time of the Mergers, Holdco shall enter into an assumption agreement with respect to each Parent Option and each Parent Warrant, which, in the case of any Parent Option, shall provide for Holdco's assumption of the obligations of Parent under the applicable Parent Stock Plan. Prior to the Effective Time of the Mergers, Parent shall make such amendments, if any, to the Parent Stock Plans as shall be necessary to permit such assumption in accordance with this Section 2.01(e).

  (iii) It is the intention of the parties that, to the extent that any Parent Option constitutes an "incentive stock option" (within the meaning of Section 422 of the Code) immediately prior to the Effective Time of the Mergers, such Parent Option shall continue to qualify as an incentive stock option to the maximum extent permitted by Section 422 of the Code, and that the assumption of the Parent Option provided by this Section 2.01(e) shall satisfy the conditions of Section 424(a) of the Code.

  (f) Treatment of Parent Capital Stock Held by Parent Subsidiaries. Notwithstanding anything in this Agreement to the contrary, each share of Parent Capital Stock (other than any Parent Series C Preferred Stock) held by any Parent Subsidiary shall be converted into (i) in the case of each share of Parent Common Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Common Stock of the TW Surviving Corporation, (ii) in the case of each share of Parent Series D Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series D Convertible Preferred Stock of the TW Surviving Corporation, (iii) in the case of each share of Parent Series E Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series E Convertible Preferred Stock of the TW Surviving Corporation, (iv) in the case of each share of Parent Series F Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series F Convertible Preferred Stock of the TW Surviving Corporation, (v) in the case of each share of Parent Series G Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series G Convertible Preferred Stock of the TW Surviving Corporation, (vi) in the case of each share of Parent Series H Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series H Convertible Preferred Stock of the TW Surviving Corporation, (vii) in the case of each share of Parent Series I Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Series I Convertible Preferred Stock of the TW Surviving Corporation, (viii) in the case of each share of Parent Series J Preferred Stock, one one-thousandth (1/1000th) of a fully paid and nonassessable share of Series J Convertible Preferred Stock of the TW Surviving Corporation, (ix) in the case of each share of Parent Series K Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of 10 1/4% Series K Exchangeable Preferred Stock of the TW Surviving Corporation, (x) in the case of each share of Parent Series L Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of 10 1/4% Series L Exchangeable Preferred Stock of the TW Surviving Corporation and (xi) in the case of each share of Parent Series M Preferred Stock, one one-thousandth (1/1,000th) of a fully paid and nonassessable share of 10 1/4% Series M Exchangeable Preferred Stock of the TW Surviving Corporation."

  (b) Section 2.03(e)(iv) of the Agreement is hereby deleted.

  (c) The definition of "Material Transaction" in the fifth sentence of
Section 5.16 of the Agreement is hereby amended and restated in its entirety as follows:


                                    A1(b)-4

  "For purposes of this Agreement, "Material Transaction" means (i) the issuance by Parent of more than 90,000,000 "common stock equivalents" (one common stock equivalent being equal to one share of Parent Common Stock, including any share of Parent Common Stock issuable by Parent upon conversion, exercise or exchange of any other capital stock, warrant or other security or right of Parent, any Parent Subsidiary or any other controlled affiliate of Parent) in any single transaction or in any series of individual transactions (excluding any transaction involving an exchange by Parent on a one-for-one basis of newly issued shares of Parent Series J Preferred Stock for outstanding shares of Parent Series C Preferred Stock) each of which involves the issuance of more than 20,000,000 common stock equivalents, whether or not such individual transactions are related to each other, or (ii) the sale or other disposition in any transaction or series of transactions, whether or not related to each other, by Parent or any Parent Subsidiary of any business or assets with an aggregate fair market value in excess of $3,500,000,000, excluding from such amount (x) sales of inventory in the ordinary course of business consistent with prior practice and (y) the sale or disposition, in a single transaction or series of related transactions, of assets with an aggregate fair market value of $500,000,000 or less."

    (c) Section 6.01(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

  "(c) Antitrust. The waiting periods (and any extensions thereof) applicable to the transactions contemplated by this Agreement under the HSR Act shall have been terminated or shall have expired. The Federal Trade Commission (the "FTC") shall have initially accepted the FTC Agreement Containing Consent Order relating to the Mergers and ancillary matters. Any consents, approvals and filings under any foreign antitrust law the absence of which would prohibit the consummation of the Mergers shall have been obtained or made."

    (d) Section 6.01(h) of the Agreement is hereby deleted.

    (e) Section 7.01(b)(iii) of the Agreement is hereby amended and restated in its entirety, as follows:

      " (iii) if the Mergers shall not have been consummated on or before December 31, 1996, unless the failure to consummate the Mergers is the result of a wilful and material breach of this Agreement by the party seeking to terminate this Agreement;".

  Section 2. Miscellaneous. (a) Except as expressly set forth in Section 1, all the provisions of the Agreement are hereby ratified and confirmed by all the parties and shall remain in full force and effect. All references in the Agreement to "this Agreement" shall be read as references to the Agreement, as amended by this Amendment.

  (b) Each party consents to the execution and delivery by Parent and the Company of the Agreement Containing Consent Order referred to in Section 6.01(c) of the Agreement, as amended by this Amendment.

  (c) This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

  (d) This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.


                                    A1(b)-5

  IN WITNESS WHEREOF, Parent, Holdco, Delaware Sub, Georgia Sub and the Company have caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                          Time Warner Inc.,


                                          By     /s/ Peter R. Haje
                                            ------------------------------------
                                            Name: Peter R. Haje
                                            Title: Executive Vice President

                                          TW Inc.,


                                          By     /s/ Thomas W. McEnerney
                                            ------------------------------------
                                            Name: Thomas W. McEnerney
                                            Title: Vice President

                                          Time Warner Acquisition Inc.,


                                          By     /s/ Thomas W. McEnerney
                                            ------------------------------------
                                            Name: Thomas W. McEnerney
                                            Title: Vice President

                                          TW Acquisition Corp.,


                                          By     /s/ Thomas W. McEnerney
                                            ------------------------------------
                                            Name: Thomas W. McEnerney
                                            Title: Vice President

                                          Turner Broadcasting System, Inc.,


                                          By     /s/ Steven W. Korn
                                            ------------------------------------
                                            Name: Steven W. Korn
                                            Title: General Counsel



                                    A1(b)-6

                                                                    APPENDIX A-2
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                          SECOND AMENDED AND RESTATED
                                 LMC AGREEMENT

                                     AMONG

                               TIME WARNER INC.,

                                    TW INC.,

                           LIBERTY MEDIA CORPORATION,

                          AND CERTAIN SUBSIDIARIES OF
                           LIBERTY MEDIA CORPORATION

                         DATED AS OF SEPTEMBER 22, 1995

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
                                   ARTICLE I

                                  Definitions

 SECTION 1.1  Definitions...............................................    2
 SECTION 1.2  Terms Generally...........................................    8

                                   ARTICLE II

                      Covenants With Respect to the Merger

 SECTION 2.1  Agreement to Vote; Related Matters........................    8
 SECTION 2.2  Reasonable Efforts........................................    9
 SECTION 2.3  Agreement to Abandon......................................   10
 SECTION 2.4  Closing Deliveries........................................   11
 SECTION 2.5  Dissenters' Rights........................................   11
 SECTION 2.6  Abandoned and Terminated Agreements.......................   11

                                  ARTICLE III

                         Representations and Warranties

              Representations and Warranties of LMC Parent and the
 SECTION 3.1  Shareholders..............................................   11
 SECTION 3.2  Representations and Warranties of Old TW..................   13
 SECTION 3.3  Representations and Warranties of Holdco..................   14

                                   ARTICLE IV

                         Certain Post-Closing Covenants

 SECTION 4.1  Share Exchange............................................   16
 SECTION 4.2  No Redemption.............................................   16
 SECTION 4.3  Certain Post-Closing Compensation Obligations.............   17
 SECTION 4.4  Certain Post-Closing Covenants............................   19

                                   ARTICLE V

                                 MISCELLANEOUS

 SECTION 5.1  Expenses..................................................   20
 SECTION 5.2  Specific Performance......................................   20
 SECTION 5.3  Amendments; Termination...................................   20
 SECTION 5.4  Successors and Assigns....................................   21
 SECTION 5.5  Entire Agreement..........................................   21
 SECTION 5.6  Notices...................................................   21
 SECTION 5.7  Governing Law.............................................   22
 SECTION 5.8  Counterparts; Effectiveness...............................   22
 SECTION 5.9  Descriptive Headings......................................   22
 SECTION 5.10 Severability..............................................   22
 SECTION 5.11 Attorney's Fees...........................................   22
 SECTION 5.12 Obligations of Old TW and Holdco Joint and Several........   22

                     EXHIBITS AND SCHEDULES ATTACHED HERETO

 Exhibit A    Terms of LMCN-V Common Stock
 Exhibit B    Form of First Refusal Agreement
 Exhibit C    Terms of Voting Holdco LMC Common Stock
 Exhibit D    Form of SSSI Agreement
 Exhibit E    Form of LMC Registration Rights Agreement
 Exhibit F    Form of Rights Amendment
 Exhibit G    SportSouth Agreement
 Exhibit H    Form of Sunshine Agreement
 Exhibit I    Contribution and Exchange Agreement
 Schedule I   Schedule of Shareholder Shares
 Schedule 3.1 Litigation

                     SECOND AMENDED AND RESTATED LMC AGREEMENT, dated as of September 22, 1995 (this "Agreement"), among TIME WARNER INC., a Delaware corporation, TW INC., a Delaware corporation ("Holdco"), LIBERTY MEDIA CORPORATION, a Delaware corporation ("LMC Parent"), TCI TURNER PREFERRED, INC., a Colorado corporation ("TCITP"), and certain, other subsidiaries of LMC Parent listed with TCITP under "Subsidiaries of LMC Parent" on the signature pages hereto (TCITP and such subsidiaries collectively, the "Shareholders").

                                   Recitals

  A. This Agreement amends and restates in its entirety the Amended and Restated LMC Agreement, dated as of September 22, 1995 (the "Amended LMC Agreement"), among the parties hereto, which in turn amended and restated the LMC Agreement dated as of September 22, 1995 (the "Original LMC Agreement"), among Old TW, LMC Parent, LMC Sub and the other Shareholders.

  B. The Original LMC Agreement was entered into concurrently with, and in contemplation of, the Agreement and Plan of Merger dated as of September 22, 1995 (the "Original Merger Agreement"), among Old TW, Time Warner Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Old TW ("Delaware Sub"), and Turner Broadcasting System, Inc., a Georgia corporation (the "Company"), providing for the merger of the Company with and into Delaware Sub.

  C. The Amended LMC Agreement was entered into concurrently with, and in contemplation of, (1) the Original Merger Agreement being amended and restated (as so amended and restated, and as amended by Amendment No. 1 thereto dated as of August 8, 1996, the "Amended and Restated Merger Agreement") to provide for, among other things, a tax-free incorporation transaction under Section 351 of the Internal Revenue Code of 1986, as amended, as contemplated by
Section 1.01 of the Original Merger Agreement, and (2) both Holdco and TW Acquisition Corp., a Georgia corporation and direct wholly owned subsidiary of Holdco ("Georgia Sub"), becoming parties to the Amended and Restated Merger Agreement. Holdco is currently a direct wholly owned subsidiary of Old TW, and Delaware Sub is a direct wholly owned subsidiary of Holdco. The Amended and Restated Merger Agreement provides for the merger of Delaware Sub into Old TW (the "TW Merger") and the simultaneous merger of Georgia Sub into the Company (the "TBS Merger" and, collectively with the TW Merger, the "Mergers"), in a transaction in which the outstanding capital stock of Old TW and the Company, respectively, will be converted into capital stock of Holdco, and each of Old TW and the Company will become a wholly owned subsidiary of Holdco.

  D. The TBS Merger is subject to certain conditions, including the approval of the TBS Merger and the approval and adoption of the Amended and Restated Merger Agreement: by the holders of a majority of the outstanding shares of Class C Convertible Preferred Stock, par value $.125 per share, of the Company (the "Class C Preferred Stock"), voting as a separate class; by the holders of a majority of the voting power of the outstanding shares of Class A Common Stock, par value $.0625 per share, of the Company (the "Class A Common Stock"), and Class B Common Stock, par value $.0625 per share, of the Company (the "Class B Common Stock"; together with the Class A Common Stock, the "Common Stock"), voting as a single class; and by the holders of a majority of the voting power of the outstanding shares of Common Stock and Class C Preferred Stock, voting as a single class.

  E. Each Shareholder is the record and beneficial owner of the number of shares of Class A Common Stock, Class B Common Stock and Class C Preferred Stock, set forth opposite such Shareholder's name on Schedule I hereto (such shares of Class A Common Stock, Class B Common Stock and Class C Preferred Stock, together with any shares of capital stock of the Company acquired by such Shareholder after September 22, 1995 and prior to the Effective Time of the Mergers, being collectively referred to herein as the "Shareholder Shares").

  F. The TBS Merger is also subject to the condition that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") shall have expired. In connection therewith, Old TW, Tele-Communications, Inc., a Delaware corporation ("TCI"), LMC Parent and the Company have entered into an Agreement Containing Consent Order (the "ACCO") dated as of August , 1996, and an Interim Agreement in the form attached as Appendix I to the ACCO, with the Federal Trade Commission (the "FTC"), which contemplates the issuance of an Order (the ACCO, together with such Order and the Interim Agreement, in each case as the same may be amended or modified from time to time hereafter, the "FTC Consent Decree").

  G. Old TW, Holdco, LMC Parent and the Shareholders desire to amend and restate in its entirety the Amended LMC Agreement and the Original LMC Agreement as amended thereby, as provided herein.

  Now, Therefore, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                   ARTICLE I

                                  Definitions

  Section 1.1 Definitions. Capitalized terms used but not defined herein and the term "subsidiary" shall have the meanings assigned to such terms in the Amended and Restated Merger Agreement. In this Agreement:

  "Action" shall mean any of (i) the direct or indirect acquisition (through purchase, exchange, merger or consolidation, exercise of rights or otherwise) by TW Parent or any Controlled Affiliate of TW Parent of any assets, securities or business; (ii) any merger or consolidation of TW Parent with or into any other person; (iii) the commencement by TW Parent or any of its Controlled Affiliates of any new business; (iv) any investment by TW Parent or any Controlled Affiliate of TW Parent in any other person; and (v) the sale or issuance by TW Parent or any Controlled Affiliate of TW Parent of TW Securities to any person or the repurchase, redemption or other acquisition by TW Parent or any Controlled Affiliate of TW Parent of any TW Securities; excluding, in all of the cases, any of the foregoing actions that TW Parent or any Controlled Affiliate of TW Parent is required to take pursuant to, or that is expressly contemplated by, this Agreement, the Amended and Restated Merger Agreement, (prior to the execution and delivery of the Amended and Restated Merger Agreement) the Original Merger Agreement, any Additional Agreement or any other agreement expressly contemplated by this Agreement, the Amended and Restated Merger Agreement or any Additional Agreement.

  "Additional Agreements" shall mean the Registration Rights Agreement, the First Refusal Agreement, the SSSI Agreement, the Distribution Contract, the Rights Amendment (if entered into), the SportSouth Agreement, the Sunshine Agreement, the Contribution and Exchange Agreement and the Program and Digitization Agreement.

  "Adjustment Amount", with respect to the disposition of any TW Securities as to which TW Parent is obligated to pay an Adjustment Amount to a Liberty Party or a SpinCo Party, means an amount equal to the Nominal Tax Amount divided by the Gross-up Factor. For purposes of this definition, the "Nominal Tax Amount" means an amount equal to the product of (i) the gain or income recognized for Federal income tax purposes from the disposition of such TW Securities and
(ii) the Blended Rate, and the "Gross-up Factor" is equal to 1 minus the Blended Rate.

  "Affiliate", when used with respect to a specified person, means any other person which directly or indirectly Controls, is under common Control with or is Controlled by such first person. The term "affiliated" (whether or not capitalized) shall have a correlative meaning. For purposes of this Agreement:
(i) no Liberty Party or SpinCo Party shall be deemed to be an Affiliate of TW Parent or any of its subsidiaries and neither TW Parent nor any of its Affiliates shall be deemed to be an Affiliate of any Liberty Party or SpinCo Party; prior to the effective time of the TBS Merger, neither TW Parent nor any of its Affiliates nor TCI, LMC Parent or any of their respective Affiliates shall be deemed to be an Affiliate of the Company or any of its subsidiaries; and after the effective time of the Distribution, in determining whether any person is an Affiliate of SpinCo, the SpinCo Convertible Preferred Stock shall be assumed to have been converted by the holders thereof into SpinCo Series A Common Stock and SpinCo Series B Common Stock, as applicable.

                                     A2-2

  "Blended Rate", as to any Liberty Party or SpinCo Party, as applicable, for any relevant taxable year, means the tax rate that is the highest combined corporate Federal, state and local marginal capital gain rate (determined by taking into account any deduction for net capital gain) applicable to gain or income upon dispositions of TW Securities beneficially owned by such Liberty Party or SpinCo Party during such taxable year as contemplated by Section 4.3 and Section 4.4(a), provided, however, that if the tax liability of the Liberty Party (or of the consolidated group of which such Liberty Party is a member for tax purposes) or of the SpinCo Party (or of the consolidated group of which such SpinCo Party is a member for tax purposes) with respect to such income or gain for such taxable year is not determined under Section 1201 of the Internal Revenue Code of 1986, as amended (or any successor Section), such tax rate shall be the highest combined regular corporate Federal, state and local ordinary income tax rate applicable to such Liberty Party (or such consolidated group) or such SpinCo Party (or such consolidated group), as applicable, for such taxable year. Such tax rate shall be determined taking into account such Liberty Party's (or its consolidated group's) or such SpinCo Party's (or its consolidated group's) relevant state and local apportionment factors with respect to such gain or income, the deductibility of state and local taxes for Federal income tax purposes (and the deductibility of taxes imposed by any taxing jurisdiction for purposes of computing the tax liability to any other taxing jurisdiction), the dividends received deduction (where such gain or income is eligible for such deduction) and any other relevant considerations.

  "Change in Control Event" shall mean any of the following events: (i) any person becoming an Acquiring Person (as defined in the Rights Agreement as in effect on September 22, 1995, as if amended in accordance with the Rights Amendment), including any person that would otherwise be excluded from the definition of Acquiring Person in the Rights Agreement by virtue of the acquisition of shares pursuant to a Qualifying Offer (as defined in the Rights Agreement as in effect on September 22, 1995, as if amended in accordance with the Rights Amendment) and regardless of whether the Rights Agreement continues to be in effect or is so amended, or (ii) TW Parent's entering into any agreement (other than the Original Merger Agreement, the Amended and Restated Merger Agreement or any amendment thereto) providing for any merger or consolidation of TW Parent into any other person, a binding share exchange, or a merger of TW Parent with any other person in which the shares of capital stock of TW Parent are exchanged for or converted into the right to receive anything other than common stock, par value $1.00 per share, of TW Parent, or
(iii) prior to the Closing, Holdco ceasing to be a wholly owned subsidiary of Old TW or entering into any agreement (other than the Amended and Restated Merger Agreement or any amendment thereto) that would result in Holdco ceasing to be a wholly owned subsidiary of Old TW.

  "Communications Laws" shall mean the Communications Act of 1934 (as amended and supplemented from time to time and any successor statute or statutes regulating tele-communications companies) and the rules and regulations (and interpretations thereof and determinations with respect thereto) promulgated, issued or adopted from time to time by the FCC. All references herein to the Communications Laws shall include as of any relevant date in question the Communications Laws as then in effect (including any Communications Law or part thereof the effectiveness of which is then stayed) and as then formally proposed by the FCC by publication in the Federal Register or promulgated with a delayed effective date.

  "Company Letter" shall mean those certain letters dated September 22, 1995, December 1, 1995, and August 8, 1996, from the Company to Old TW and LMC Parent.

  "Contract" shall mean any agreement, contract, commitment, indenture, lease, license, instrument, note, bond, security, undertaking, promise, covenant, or legally binding arrangement or understanding.

  "Contribution and Exchange Agreement" shall mean the Contribution and Exchange Agreement, dated as of September 22, 1995, to be entered into by Holdco, Old TW, TCITP and LBI, concurrently with the execution and delivery of this Agreement, and the Exhibit and Schedules thereto, a copy of which is annexed hereto as Exhibit I.

  "Control", as to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person (whether through ownership of securities,

                                     A2-3
partnership interests or other ownership interests, by contract, by participation or involvement in the board of directors, management committee or other management structure of such person, or otherwise). The terms "Controlled", "Controlling" and similar variations shall have correlative meanings.

  "Controlled Affiliate" of any specified person shall mean an Affiliate of such specified person that is Controlled by such specified person and is not Controlled by another person (other than another Controlled Affiliate of the specified person), except that as used in the definition of "Action" in this
Section 1.1, the term "Controlled Affiliate" shall include an Affiliate of the specified person that is also Controlled by another person if the specified person has the power (by contract, ownership of voting securities or otherwise) to cause such Affiliate to refrain from taking the Action in question.

  "Covered TW Securities" shall mean:

    (i) (A) the shares of TW Parent Common Stock beneficially owned by LMC Parent immediately following the consummation of the TBS Merger as a result of the conversion in the TBS Merger of the shares of Company Capital Stock beneficially owned by LMC Parent on September 22, 1995;

    (B) the shares of TW Parent Common Stock received by TCITP and LBI pursuant to the Contribution and Exchange Agreement in connection with their contribution to Holdco of the issued and outstanding shares of capital stock of UCTI, assuming that the shares of Company Capital Stock owned by UCTI did not include any shares of Company Capital Stock not beneficially owned by LMC Parent on September 22, 1995; and

    (ii) all shares of Holdco LMC Common Stock issued pursuant to the SSSI Agreement; and

    (iii) all shares of Holdco LMC Common Stock for which the shares of TW Parent Common Stock referred to in clause (i) above may be exchanged pursuant to Section 4.1;

in each case as such shares may have been changed after issuance thereof. The number of Covered TW Securities shall be appropriately adjusted from time to time to take into account the occurrence of any stock dividends, splits, reverse splits, combinations and the like.

  "Distribution" means the proposed distribution by TCI to the holders of shares of Tele-Communications, Inc. Series A Liberty Media Group Common Stock, and to the holders of shares of Tele-Communications, Inc. Series B Liberty Media Group Common Stock, of all of the issued and outstanding shares of common stock of SpinCo.

  "Distribution Contract" shall mean the Distribution Contract, substantially in the form of Exhibit 1 to the SSSI Agreement, to be entered into by Holdco, SpinCo and Satellite, at or prior to the Closing (but will not become effective until the "Closing" under the SSSI Agreement).

  "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations thereunder.

  "FCC" shall mean the Federal Communications Commission and any successor agency or other agency charged with the administration of any Communications Law.

  "First Refusal Agreement" shall mean the Stockholders Agreement substantially in the form of Exhibit B, to be entered into by Holdco, the Shareholders (other than UCTI), LBI and certain other shareholders of the Company at or prior to the Closing.

  "Holdco LMC Common Stock" shall mean the LMCN-V Common Stock and the Voting Holdco LMC Common Stock, collectively.

  "Holdco Rights Plan" shall have the meaning given to such term in Section 2.3(c).

  "Horizontal Rule" shall mean the rule promulgated by the FCC that is set forth at 47 C.F.R. 76.503 on September 22, 1995.

                                     A2-4

  "Judgment" shall mean any order, judgment, writ, decree, injunction, award or other determination, decision or ruling of any court, any other Governmental Entity or any arbitrator.

  "LBI" shall mean Liberty Broadcasting, Inc., an Oregon corporation.

  "Liberty Party" shall mean LMC Parent and each Affiliate of LMC Parent that is controlled by LMC Parent from time to time and, for so long as LMC Parent is an Affiliate of TCI, shall also mean TCI and each Affiliate of TCI that is controlled by TCI.

  "Lien" shall mean any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever.

  "LMCN-V Common Stock" shall mean the Series LMCN-V Common Stock of Holdco, having the terms set forth in Exhibit A.

  "Old TW" shall mean the Delaware corporation known as "Time Warner Inc." on September 22, 1995, and, in the event of any merger, consolidation or binding share exchange after such date (other than pursuant to the Amended and Restated Merger Agreement or any amendment thereto), any successor corporation.

  "Option Consideration" shall mean the shares of Holdco LMC Common Stock to be issued and delivered, and, if so elected by Holdco as provided in the SSSI Agreement, the cash to be paid by TW Parent pursuant to the SSSI Agreement in respect of the non-competition agreement and contract option contained therein (specifically excluding any amounts to be paid under the Distribution Contract).

  "person" shall have the meaning ascribed to such term in the Amended and Restated Merger Agreement and shall include any Governmental Entity.

  "Program and Digitization Agreement" shall mean the letter agreement, dated
August   , 1996, between Satellite and the Company with respect to, among other things, the carriage by Satellite of certain programming services of the Company and Satellite's non-exclusive right to digitize, compress and reuplink certain programming services of the Company.

  "Prohibited Effect" shall mean the effect or consequence (in each case either immediately or following any notice, demand, hearing, proceeding, determination or other action by any Governmental Entity) (a)(i) of making the continued ownership by the Liberty Parties or any of them of any TW Securities then owned by the Liberty Parties or any of them illegal under any Specified Law or (ii) of making the continued ownership by the SpinCo Parties or any of them of any TW Securities then owned by the SpinCo Parties or any of them illegal under any Specified Law or (b) of imposing or resulting in the imposition under any Specified Law on the Liberty Parties or any of them or the SpinCo Parties or any of them of damages or penalties by reason of or as a result of the ownership by any of the Liberty Parties or SpinCo Parties of TW Securities or (c) of requiring the divestiture of, or resulting in the requirement to divest, any TW Securities by any Liberty Party or SpinCo Party under any Specified Law, or (d) of requiring, or resulting in the requirement, under any Specified Law that any Liberty Party or SpinCo Party discontinue any business or divest of any business or assets or that any license that such Liberty Party or SpinCo Party holds or is required to hold under the Communications Laws be modified in any significant respect or not be renewed as a result of such continued ownership.

  "Registration Rights Agreement" shall mean the LMC Registration Rights Agreement substantially in the form of Exhibit E, to be entered into by Holdco, LMC Parent, the Shareholders (other than UCTI), LBI and SpinCo at or prior to the Closing.

  "Requirement of Law", when used with respect to any person, shall mean any law, statute, code, rule, regulation or Judgment, and any interpretation of or determination with respect to any of the foregoing, of any court or other Governmental Entity applicable to or binding upon such person, or to which such person, any of its assets or any business conducted by it is subject, whether now existing or at any time hereafter enacted, promulgated, issued, entered or otherwise becoming effective.

                                     A2-5

  "Restriction Period" shall mean the period of time commencing on the date any Covered TW Securities are first issued and (i) if the Distribution does not occur, continuing until the first time that the ownership or deemed ownership by the Liberty Parties of the TW Parent Common Stock, Voting Holdco LMC Common Stock and other voting securities of TW Parent then owned by the Liberty Parties (assuming conversion in full of all LMCN-V Common Stock and the absence of any restriction on the exercise of the rights of a holder of voting securities of TW Parent) would not either (x) have a Prohibited Effect under any Communications Law (determined on the assumption that the Horizontal Rule, unless previously declared invalid by a final unappealable Judgment, is in full force and effect) or (y) violate the FTC Consent Decree; and (ii) if the Distribution occurs, continuing until the first time that both the ownership by the SpinCo Parties of the TW Parent Common Stock, Voting Holdco LMC Common Stock and other voting securities of TW Parent then owned by the SpinCo Parties (assuming conversion in full of all LMCN-V Common Stock and the absence of any restriction on the exercise of the rights of a holder of voting securities of TW Parent), and any deemed ownership of such TW Parent securities (assuming such conversion and absence of restrictions) by the Liberty Parties pursuant to any relevant attribution rules of the Communications Laws (assuming for this purpose the conversion of the SpinCo Convertible Preferred Stock into SpinCo Series A Common Stock and SpinCo Series B Common Stock, as applicable, by the holders thereof), would not either (x) have a Prohibited Effect under any Communications Law (determined on the assumption that the Horizontal Rule, unless previously declared invalid by a final unappealable Judgment, is in full force and effect) or (y) violate the FTC Consent Decree. Notwithstanding the foregoing, (a) if any LMCN-V Common Stock is converted into TW Parent Common Stock or into Voting Holdco LMC Common Stock by any Liberty Party (other than in connection with the transfer thereof, whether voluntary or involuntary, to a person that is not a Liberty Party or SpinCo Party), then the Restriction Period shall be deemed to terminate upon such conversion with respect to the Liberty Parties and (b) if any LMCN-V Common Stock is converted into TW Parent Common Stock or into Voting Holdco LMC Common Stock by any SpinCo Party (other than in connection with the transfer thereof, whether voluntary or involuntary, to a person that is not a Liberty Party or SpinCo Party), then the Restriction Period shall be deemed to terminate upon such conversion with respect to the SpinCo Parties.

  "Rights Amendment" shall mean those amendments described on Exhibit F to the terms of the Rights Agreement.

  "Satellite" shall mean Satellite Services, Inc., a Delaware corporation.

  "Specified Law", when used with respect to the Liberty Parties or SpinCo Parties, shall mean (i) the Communications Laws, (ii) any United States federal law or statute and any law or statute of any state of the United States or of the District of Columbia, (iii) the rules and regulations (and interpretations thereof or determinations with respect thereto) of any agency charged with the administration of any Specified Law within the meaning of clause (ii), applicable to or binding upon a Liberty Party or SpinCo Party or to which a Liberty Party or SpinCo Party, any of its assets or any business conducted by it is subject and (iv) the FTC Consent Decree. Following the Distribution, "Specified Law" shall specifically exclude the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. All references herein to Specified Law shall include as of any relevant date in question each Specified Law as then in effect (including any Specified Law or part thereof the effectiveness of which is then stayed) and as then formally proposed by the relevant Governmental Entity or promulgated with a delayed effective date.

  "SpinCo" shall mean Southern Satellite Systems, Inc., a Georgia corporation, and any successor thereto by operation of law.

  "SpinCo Party" shall mean, after the effective time of the Distribution, SpinCo and each Affiliate of SpinCo that is Controlled by SpinCo from time to time and, for so long as SpinCo is an Affiliate of TCI, shall also mean TCI and each Affiliate of TCI that is Controlled by TCI.

  "SpinCo Convertible Preferred Stock" shall mean the classes or series of preferred stock of SpinCo to be issued immediately following the Distribution to John C. Malone, Bob Magness and Kearns-Tribune Corporation

                                     A2-6
in exchange for their shares of SpinCo Series A Common Stock and in exchange for their shares of SpinCo Series B Common Stock, as contemplated by the FTC Consent Decree. One class or series of the SpinCo Convertible Preferred Stock will be convertible into SpinCo Series A Common Stock, and the other series will be convertible into SpinCo Series B Common Stock, subject to the restrictions of the FTC Consent Decree.

  "SpinCo Series A Common Stock" shall mean that series of SpinCo's common stock to be known as Series A Common Stock, [$.01] par value per share. The Series A Common Stock will have one vote per share.

  "SpinCo Series B Common Stock" shall mean that series of SpinCo's common stock to be known as Series B Common Stock, [$.01] par value per share. The Series B Common Stock will have ten votes per share.

  "SportSouth Agreement" shall mean the Stock Purchase Agreement, dated as of September 22, 1995, between the Company and LMC Southeast Sports, Inc., and the Exhibits and Schedules thereto, a copy of which is annexed hereto as Exhibit G.

  "SSSI Agreement" shall mean the SSSI Agreement substantially in the form of Exhibit D, to be entered into by Holdco, LMC Parent, SpinCo and Satellite at or prior to the Closing.

  "Sunshine Agreement" shall mean an agreement substantially in the form of Exhibit H to be entered into by Time Warner Entertainment Company, L.P. and Liberty Sports, Inc. at or prior to the Closing.

  A "Takeover Proposal" shall be pending if any bona fide tender or exchange offer for the TW Parent Common Stock shall have been commenced or publicly announced and not terminated or withdrawn if consummation of such offer in accordance with its terms would result in a Change in Control Event. A tender offer will not be deemed to be bona fide that is not fully financed unless it is made or guaranteed by a person whose senior debt securities have investment grade ratings in one of the four highest investment grade categories.

  "Transactions" shall mean the Mergers, the other transactions contemplated by the Amended and Restated Merger Agreement and the transactions contemplated by this Agreement and the Additional Agreements.

  "Turner Letter" shall mean those certain letters dated September 22, 1995,
December 1, 1995, and August    , 1996, from R.E. Turner, III to Old TW and
LMC Parent.

  "TW Parent" shall mean (i) Old TW, with respect to all times prior to the Closing, and (ii) Holdco, with respect to all times from and after the Closing.

  "TW Parent Common Stock" shall mean (i) prior to the Closing, the common stock, par value $1.00 per share, of Old TW, as it exists on September 22, 1995, and (ii) on and after the Closing, the Common Stock, par value $.01 per share, of Holdco as it then exists, and shall include, in all cases, where appropriate, in the case of any reclassification, recapitalization or other change in the TW Parent Common Stock, or in the case of a consolidation or merger of TW Parent with or into another person affecting the TW Parent Common Stock (other than the TW Merger), such capital stock or other securities to which a holder of TW Parent Common Stock shall be entitled upon the occurrence of such event.

  "TW Securities" shall mean any and all shares of capital stock and any and all other equity securities of TW Parent of any class, series, issue or other type, whether now authorized or existing or hereafter authorized or designated or otherwise created, including the TW Parent Common Stock, the Voting Holdco LMC Common Stock and the LMCN-V Common Stock.

  "UCTI" shall mean United Cable Turner Investment, Inc., a Colorado corporation.

  "Voting Holdco LMC Common Stock" shall mean the Series LMC Common Stock of Holdco, having the terms set forth in Exhibit C.

                                     A2-7

  Section 1.2 Terms Generally. The definitions of terms contained in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The words "herein", "hereof" and "hereunder" and words of similar import refer to this Agreement in its entirety and not to any part hereof unless the context shall otherwise require. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action or notice shall be deferred until, or may be taken or given on, the next business day.

                                  ARTICLE II

                     Covenants With Respect To The Merger

  Section 2.1 Agreement to Vote; Related Matters.

  (a) Subject to the terms and conditions of this Agreement, each of the Shareholders agrees that such Shareholder shall attend, and LMC Parent shall cause the Shareholders to attend, the Shareholders Meeting and each adjournment thereof (provided in each case that the same is held prior to the Termination Date), in person or by proxy, and shall vote all the Shareholder Shares (and each class thereof) of such Shareholder that such Shareholder is entitled to vote, in favor of the approval of the TBS Merger and each of the other transactions contemplated by the Amended and Restated Merger Agreement and in favor of the approval of the Amended and Restated Merger Agreement (as the same may be amended from time to time to the extent consistent with clause
(i) of the following sentence). The foregoing agreement of LMC Parent and each Shareholder is subject to the satisfaction of the following conditions as of the time of the Shareholders Meeting or any adjournment thereof at which the Shareholder Approvals are sought: (i) the Amended and Restated Merger Agreement shall be in full force and effect in the form originally executed, as amended through August 8, 1996, and shall not have been thereafter amended in any respect, nor shall any right of the Company or obligation of Old TW thereunder (including any condition to the obligation of the Company to consummate the TBS Merger and the other transactions contemplated by the Amended and Restated Merger Agreement) have been waived, other than any amendments and waivers that do not change the consideration to be received in exchange for Company Capital Stock in the TBS Merger or the exchange ratio therefor (except to increase the number of shares of TW Parent Common Stock to be issued in exchange for each share of Company Capital Stock or to provide additional consideration to all stockholders of the Company that does not affect the tax-free nature of the transaction) and that, when taken together with all other amendments and waivers, do not have a material adverse effect on the value of the consideration to be received in exchange for Company Capital Stock in the TBS Merger; (ii) R.E. Turner, III, as a shareholder of the Company, shall have voted or shall simultaneously be voting all his shares of Company Capital Stock in favor of the approval of the TBS Merger; (iii) if the Parent Stockholder Approvals shall have been voted upon, the Parent Stockholder Approvals shall have been obtained; (iv) no Judgment shall have been entered and be continuing that restrains or enjoins (preliminarily, temporarily or permanently) LMC Parent or any Shareholder from voting the Shareholder Shares; and (v) no Change of Control Event shall have occurred.

  (b) While this Agreement is in effect, each Shareholder agrees that it shall not, and LMC Parent agrees to cause each Shareholder not to, (i) grant or permit any of its subsidiaries to grant any proxy or other right with respect to the voting of the Shareholder Shares of such Shareholder or (ii) transfer or permit any of its subsidiaries to transfer (including by operation of law in a merger) any of such shares to any person (other than TW Parent) unless such transferee agrees to be bound with respect to such transferred shares by this Section 2.1 to the same extent as the transferor was so bound with respect to such transferred shares and such transfer is made in compliance with all applicable requirements of the Stock Agreements (as defined in Section 3.1(a)).

                                     A2-8

  (c) To the extent that such consent or waiver is required by the terms of any agreement (any "Relevant Agreement") to which the Company, Old TW, Time TBS Holdings, Inc. ("Time-TBS"), TCI, TCI Communications, Inc. ("TCIC") and/or any of the Shareholders is a party which relates to the ownership, voting or disposition of any shares of the capital stock of the Company of any class or series (including the Stock Agreements), each of Old TW, Time-TBS, TCI, TCIC and each Shareholder hereby consents to the execution, delivery and performance of the Support Agreement, this Agreement, the Additional Agreements, the Original Merger Agreement and the Amended and Restated Merger Agreement by all parties (and intended parties) to each such agreement and waives any inconsistent provision of any Relevant Agreement and any rights or remedies which such party might otherwise have under any Relevant Agreement or by virtue thereof by reason of such execution, delivery or performance. Each of Old TW, Time-TBS, TCI, TCIC, LMC Parent and each Shareholder confirms and agrees that the execution, delivery and performance of this Agreement, the Original Merger Agreement, the Amended and Restated Merger Agreement, the Additional Agreements and the Support Agreement by all parties (and intended parties) thereto do not and will not conflict with any provision of the Amended and Restated Articles of Incorporation of the Company and do not and will not result in the loss of any right, power, privilege, remedy or benefit which any holder of Class C Preferred Stock otherwise has or might have or in the reduction, qualification or other modification of any such right, power, privilege, remedy or benefit; none of them shall make, join in, endorse or recognize any claim to the contrary, and each of them shall vigorously oppose any such claim made by any other person. Each Shareholder and LMC Parent consents to (i) the execution and delivery by Old TW, Holdco, Delaware Sub, Georgia Sub and the Company of Amendment No. 1 to the Amended and Restated Merger Agreement and (ii) the execution and delivery by Old TW and the Company of the FTC Consent Decree. Old TW and Holdco each consent to the execution and delivery by LMC Parent and TCI of the FTC Consent Decree.

  (d) Nothing contained in this Agreement shall create any obligation on the part of LMC Parent, any Shareholder or any of LMC Parent's Affiliates or restrict LMC Parent, any Shareholder or any of LMC Parent's Affiliates in the exercise and enjoyment of full rights of ownership of shares of capital stock of the Company, except as expressly provided in this Section 2.1. Without limiting the generality of the immediately preceding sentence, if the grant or effectiveness of any consent or approval of any Governmental Entity required in connection with the consummation of the Transactions shall be conditioned upon the surrender or modification in any significant respect of any license, franchise or permit held by TCI or any of its Affiliates, the divestiture or rearrangement of the composition of any assets of TCI or any of its Affiliates, the holding of any assets of any such person in a trust or otherwise separate and apart from such person's other assets, limitations on any such person's freedom of action with respect to future acquisitions of assets or with respect to any existing or future business or activities or its enjoyment of the full rights of ownership, possession and use of any asset now owned or hereafter acquired by such person (including any requirement not to receive shares of TW Parent Common Stock or Voting Holdco LMC Common Stock pursuant to the Amended and Restated Merger Agreement, the SSSI Agreement, the First Refusal Agreement or otherwise), any agreement to divest of any such shares, any requirement not to receive, or to agree to divest, shares of Voting Holdco LMC Common Stock or LMCN-V Common Stock to be received pursuant to Section 4.1, any change in such person's ownership or in any rights of or arrangements among its equity holders or any other restrictions, limitations, requirements or conditions which are or might be burdensome or adverse to any such person (other than, in any case, as provided in the FTC Consent Decree and other than the required exchange of TW Parent Common Stock for Holdco LMC Common Stock, as contemplated by Section 4.1, or compliance with this Agreement and the Additional Agreements), then nothing in this Agreement (including Section 2.2) shall be construed as imposing any obligation or duty on the part of TCI or any of its Affiliates to agree to, approve or otherwise be bound by or satisfy any such condition. Nothing contained in this Agreement shall require LMC Parent, any Shareholder or any of LMC Parent's other Affiliates to terminate or modify the terms of any pledge of any shares of capital stock of the Company held by LMC Parent, such Shareholder or Affiliate existing as of the date of execution hereof (including, without limitation, either of the Pledge Agreements, as such term is defined in the letter dated June 28, 1996, from LMC Parent to Old TW and Holdco).

  Section 2.2 Reasonable Efforts. Prior to the Termination Date, TCI and LMC Parent shall, and LMC Parent shall cause each Shareholder to, and Old TW and Holdco shall, use reasonable efforts (a) to take, or cause

                                     A2-9
to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with each other in good faith in doing, all things necessary to obtain, in the most expeditious manner practicable, all actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings with Governmental Entities, in each case as may be necessary for the consummation of the Transactions or to avoid any action or proceeding by any Governmental Entity; and (b) to defend any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Amended and Restated Merger Agreement, this Agreement, any of the Additional Agreements or the consummation of the Transactions, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed; provided, however, that nothing in this Section 2.2 shall require any such person (i) to agree to, approve or otherwise be bound by or satisfy any condition of any kind referred to in Section 2.1(d), (ii) to agree to enter into or be bound by any settlement or judgment (other than the FTC Consent Decree), (iii) to agree to any change to the terms of this Agreement or any of the Additional Agreements or (iv) to seek or agree to any changes to the terms of the FTC Consent Decree.

  Section 2.3 Agreement to Abandon. Old TW and Holdco shall, upon the written request of LMC Parent, terminate the Amended and Restated Merger Agreement and abandon the TBS Merger if:

  (a) on the date fixed for the Closing (i) this Agreement, any Additional Agreement or the Amended and Restated Merger Agreement or consummation of the Mergers or any other Transaction shall be illegal, (ii). the consummation of the Mergers or any other Transaction would result in the imposition on the Liberty Parties (or, after the Distribution, the SpinCo Parties) of damages or penalties (other than any such damages or penalties arising out of a breach of this Agreement, any Additional Agreement or the FTC Consent Decree by LMC Parent or any of its Affiliates or for which TW Parent and/or Holdco has agreed to indemnify LMC Parent and its Affiliates), (iii) the FTC has failed to accept or denied acceptance of the FTC Consent Decree for public comment or
(iv) there shall be pending any suit, action or proceeding by any Governmental Entity in which the relief sought would have any of the effects described in clauses (i) and (ii) above or in Section 2.1(d) (including any proceeding with respect to an alleged violation of the FTC Consent Decree other than any proceeding by or before the FTC as contemplated by the FTC Consent Decree); or

  (b) on the date fixed for the Closing, any consent or approval of any Governmental Entity required in connection with the consummation of the Transactions shall be subject to any condition of any kind referred to in
Section 2.1(d) and LMC Parent, any Shareholder or any other Affiliate of LMC Parent has (without the consent of TCI or LMC Parent) become bound to comply with such condition; or

  (c) at or prior to the Closing, Holdco shall have adopted any shareholder rights plan or other form of poison pill (any such plan (regardless of when adopted by Holdco), the "Holdco Rights Plan"), other than a shareholder rights plan identical in all material respects to the Rights Agreement, as amended in accordance with the Rights Amendment (the "Amended TW Plan"); or

  (d) on or prior to the date fixed for the Closing, a Change in Control Event shall have occurred or on the Closing Date a Takeover Proposal shall be pending; or

  (e) on the date fixed for the Closing, the condition set forth in Section 6.03(a) of the Amended and Restated Merger Agreement to the Company's obligations has not been satisfied (determined without regard to the Company's willingness to waive the failure of such condition); or

  (f) any Action shall have been taken by Old TW or any of its Controlled Affiliates after September 22, 1995 and prior to the Closing which if taken after the Effective Time of the Mergers would result in a Prohibited Effect; or

  (g) as of the date fixed for the Closing, (i) the representations and warranties of Old TW and Holdco made herein and to be made in each Additional Agreement to which Old TW or Holdco is intended to be a party shall not be true and correct in all material respects as of such date with the same force and effect as if then made, or

                                     A2-10

(ii) any signatory hereto (other than TCI, LMC Parent and the Shareholders) shall be in breach or default in any material respect of any of its obligations hereunder, or (iii) any party (other than TCI, LMC Parent or any of their respective Affiliates) to any of the Additional Agreements then in effect shall be in breach or default in any material respect of any of its obligations thereunder or any intended party (other than TCI, LMC Parent or any of their respective Affiliates) to any of the Additional Agreements (other than the Distribution Contract) shall have failed to execute and deliver to the other parties thereto any such Additional Agreement or any of the other closing deliveries contemplated by the Company Letter or Turner Letter shall not have been made; or

  (h) as of the date fixed for the Closing, any required approval by the stockholders of Old TW of the issuance and payment of the Option Consideration or of this Agreement, any of the Additional Agreements or the Transactions has not been obtained.

  Section 2.4 Closing Deliveries. At the Closing, Old TW, Holdco, LMC Parent and the Shareholders shall (and shall cause their respective Affiliates which are named as parties in the Additional Agreements to) execute and deliver to the other parties thereto each Additional Agreement to which he or it is intended to be a party or, in the case of the Contribution and Exchange Agreement and any other Additional Agreement entered into prior to the Closing, deliver an officer's certificate signed by its president or a senior vice president confirming that such Additional Agreement is effective in accordance with its terms and such party is in compliance with its obligations thereunder in all material respects. LMC Parent and TW Parent shall each deliver to the other at the Closing, an officer's certificate signed by its president or a senior vice president to the effect that the representations and warranties set forth in Section 3.1 and Sections 3.2 and 3.3, respectively, are true in all material respects on and as of the Closing Date with the same force and effect as if then made and that such party is in compliance in all material respects with the FTC Consent Decree.

  Section 2.5 Dissenters' Rights. None of the Shareholders shall, nor shall LMC Parent permit any Shareholder to, give notice pursuant to Section 1321 of the Georgia BCC of such Shareholder's intent to demand payment for any shares of Company Capital Stock, or take any other action to exercise dissenters' rights under Article 13 of the Georgia BCC, if the TBS Merger is effectuated.

  Section 2.6 Abandoned and Terminated Agreements. The parties hereto acknowledge that upon the initial acceptance by the FTC of the FTC Consent Decree for public comment, the Voting Trust Agreement in the form of Exhibit J to the Original LMC Agreement, as amended by the Amended LMC Agreement, and the SSSI Agreement (including the related Cable Carriage Agreement) in the form of Exhibit D to the Original LMC Agreement, as amended by the Amended LMC Agreement, will not be entered into and have been abandoned. The TW/LMC Letter Agreement (as defined in the Amended LMC Agreement) is hereby terminated and the "Elective Merger" contemplated thereby abandoned. Upon the initial acceptance by the FTC Consent Decree for public comment, the Program Service Agreement, dated September 15, 1995, a copy of which was attached as Exhibit E to the Original LMC Agreement, will automatically be terminated by the parties thereto.

                                  ARTICLE III

                        Representations And Warranties

  Section 3.1 Representations and Warranties of LMC Parent and the Shareholders. Each Shareholder represents and warrants to Old TW, as to itself, and LMC Parent represents and warrants to Old TW as to itself and as to each Shareholder, that (assuming that the consents, waivers and agreements given and made by Old TW and Time-TBS pursuant to Section 2.1(c) and by the Company in the Company Letter and by R.E. Turner, III in the Turner Letter are valid and effective for the intended purposes):

  (a) Each Shareholder is as of September 22, 1995 the record and beneficial owner of the Shareholder Shares set forth opposite the name of such Shareholder on Schedule I hereto. Such Shareholder has the right to vote such Shareholder Shares in the manner provided in Section 2.1(a), and such Shareholder Shares constitute all of

                                     A2-11
the shares of capital stock of the Company owned of record or beneficially by such Shareholder. The Shareholder Shares constitute all shares of capital stock of the Company beneficially owned by TCI, other than the Excluded Shares (as defined in Section 4.1). None of the Shareholder Shares owned by any Shareholder is subject to any proxy, voting trust or other agreement, arrangement or restriction with respect to the voting of such Shareholder Shares which is inconsistent with the agreement of such Shareholder pursuant to Section 2.1 hereof, other than the Stock Agreements. The "Stock Agreements" means (i) the Investors Agreement dated as of June 3, 1987, among the Company and the original holders of the Class C Preferred Stock; (ii) the Shareholders' Agreement dated as of June 3, 1987, as amended by the First Amendment dated as of April 15, 1988, among the Company, R.E. Turner, III, and the original holders of the Class C Preferred Stock; (iii) the Voting Agreement dated as of June 3, 1987, among certain holders of Class C Preferred Stock; and (iv) the Agreement dated as of June 3, 1987 among Old TW, certain of the Shareholders and certain other holders of Class C Preferred Stock affiliated with Old TW and/or LMC Parent. To the knowledge of TCI and LMC Parent, none of TCI, LMC Parent or any of their respective Affiliates are party to any agreement with the Company, any of the Company's Affiliates, Old TW or any of Old TW's Affiliates that would require the consent, waiver or approval of or by TCI, LMC Parent or any of their respective Affiliates of the Mergers or for the consummation of any of the Transactions, or the execution, delivery or performance of the Amended and Restated Merger Agreement, this Agreement or the Additional Agreements, other than the Stock Agreements.

  (b) LMC Parent and the Shareholders each have the requisite corporate power and authority to enter into this Agreement, the FTC Consent Decree and each of the Additional Agreements to which it is contemplated to be a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the FTC Consent Decree and each of such Additional Agreements by LMC Parent and the Shareholders and the consummation by them of the Transactions have been duly authorized by all necessary corporate action. This Agreement and the FTC Consent Decree have been, and when delivered at or prior to the Closing each of such Additional Agreements will have been, duly executed and delivered by LMC Parent, the Shareholders and the applicable Affiliates of LMC Parent named as parties thereto (each, an "Applicable LMC Affiliate") and constitutes, or in the case of such Additional Agreements will as of the Closing constitute, a valid and binding obligation of each such party, enforceable against each such party in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by principles governing the availability of equitable remedies). The execution and delivery of this Agreement, the FTC Consent Decree and each of the Additional Agreements to which it is contemplated to be a party by LMC Parent and each Applicable LMC Affiliate do not, and the performance by them of their respective obligations hereunder and thereunder and the consummation of the Transactions will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of LMC Parent or any Applicable LMC Affiliate under, (i) the Certificate of Incorporation or By-laws of LMC Parent or the comparable organizational documents of any Applicable LMC Affiliate, (ii) any Contract to which LMC Parent or any Applicable LMC Affiliate is a party or by which any of them or their respective properties or assets are bound, or (iii) subject to the governmental filings and other matters referred to in Sections 3.01(d) and 3.02(d) of the Amended and Restated Merger Agreement and in the following sentence, any Requirement of Law applicable to LMC Parent or any Applicable LMC Affiliate or their respective properties or assets, other than the Horizontal Rule as to which no representation is being made, and other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate would not (x) prevent LMC Parent or any Applicable LMC Affiliate from performing its obligations under this Agreement or any applicable Additional Agreement in any material respect or (y) prevent or delay in any material respect the consummation of any of the Transactions. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to LMC Parent or any Applicable LMC Affiliate in connection with the execution and delivery of this Agreement or any applicable Additional Agreement by them or the consummation by them of the Transactions, except for (i) filings under the HSR Act and the initial acceptance of the FTC Consent Decree, (ii) such filings with, and orders of, the FCC as may be required under the Communications Laws in connection with the Transactions and

                                     A2-12

(iii) such other consents, approvals, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the Transactions or prevent LMC Parent or any Applicable LMC Affiliate from performing its obligations under this Agreement or any applicable Additional Agreement in any material respect.

  (c) Except as disclosed on Schedule 3.1, as of September 22, 1995, there is no suit, action or proceeding (including any proceeding by or before the FCC) pending or, to the knowledge of LMC Parent and TCI, threatened against or affecting LMC Parent or any of its Affiliates (and LMC Parent and TCI are not aware of any basis for any such suit, action or proceeding) that, individually or in the aggregate, could reasonably be expected to (i) prevent LMC Parent or any Applicable LMC Affiliate from performing its obligations under this Agreement or any applicable Additional Agreement in any material respect or
(ii) prevent or delay in any material respect the consummation of the Mergers or any of the other Transactions. As of September 22, 1995, and other than the Horizontal Rule, neither LMC Parent nor any Applicable LMC Affiliate is aware of any current or formally proposed Communications Law that would prevent any Shareholder from receiving, or would require any Shareholder to divest all or any part of, the TW Parent Common Stock issuable to such Shareholder in connection with the Mergers (assuming no exchange of such TW Parent Common Stock pursuant to Section 4.1).

  (d) No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of LMC Parent or any Shareholder.

  Section 3.2 Representations and Warranties of Old TW. Old TW represents and warrants to LMC Parent and each Shareholder that (assuming that the consents, waivers and agreements given and made by TCI, LMC Parent and the Shareholders pursuant to Section 2.1(c) and by the Company in the Company Letter and by R.E. Turner, III in the Turner Letter are valid and effective for the intended purposes):

  (a) Old TW has delivered to LMC Parent complete and correct copies of its Restated Certificate of Incorporation, By-laws and the Rights Agreement and of the certificates of incorporation and by-laws or comparable organizational documents of the Material Parent Subsidiaries, in each case as amended to September 22, 1995. As of September 22, 1995, no amendments to the Rights Agreement have been authorized, approved or adopted and there is no commitment, arrangement or understanding by Old TW to effect any amendment other than the Rights Amendment.

  (b) Old TW has all requisite corporate power and authority to enter into this Agreement, the FTC Consent Decree and each of the Additional Agreements to which it is contemplated to be a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the FTC Consent Decree and each such Additional Agreement by Old TW and the consummation by it of the Transactions have been duly authorized by all necessary corporate action subject to the Parent Stockholder Approvals. This Agreement and the FTC Consent Decree have been, and when delivered at or prior to the Closing each of such Additional Agreements will have been, duly executed and delivered by Old TW and the applicable Affiliates of Old TW named as parties thereto (if any) (each, an "Applicable TW Affiliate", which term shall also include Holdco, Delaware Sub and Georgia Sub) and constitutes, or in the case of such Additional Agreements will as of the Closing constitute, a valid and binding obligation of each such party, enforceable against each such party in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by principles governing the availability of equitable remedies). Except as otherwise set forth in the Amended and Restated Merger Agreement or in the Parent Disclosure Letter, the execution and delivery of this Agreement, the FTC Consent Decree and each of the Additional Agreements to which it is contemplated to be a party by Old TW and each Applicable TW Affiliate and the consummation by them of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien

                                     A2-13
upon any of the properties or assets of Old TW or any Parent Subsidiary under,
(i) the Restated Certificate of Incorporation or By-laws of Old TW or the comparable organizational documents of any Parent Subsidiary, (ii) any Contract to which Old TW or any Parent Subsidiary is a party or by which any of them or their respective properties or assets are bound, or (iii) subject to the governmental filings and other matters referred to in Sections 3.01(d) and 3.02(d) of the Amended and Restated Merger Agreement and in the following sentence, any Requirement of Law applicable to Old TW or any Parent Subsidiary or their respective properties or assets, other than the Horizontal Rule as to which no representation is being made, and other than, in the case of clauses
(ii) and (iii), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate would not (x) have a Parent Material Adverse Effect, (y) prevent Old TW or any Applicable TW Affiliate from performing its obligations under this Agreement or any applicable Additional Agreement in any material respect or (z) prevent or delay in any material respect the consummation of any of the Transactions. Except as otherwise set forth in the Amended and Restated Merger Agreement or in the Parent Disclosure Letter, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Old TW or any Applicable TW Affiliate in connection with the execution and delivery of this Agreement or any applicable Additional Agreement by Old TW or any Applicable TW Affiliate or the consummation by Old TW or any Applicable TW Affiliate, as the case may be, of any of the Transactions, except for (i) filings under the HSR Act and the initial acceptance of the FTC Consent Decree, (ii) such filings with, and orders of, the FCC as may be required under the Communications Laws in connection with the Transactions, (iii) approvals of cable franchising authorities and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the Transactions or otherwise prevent Old TW or any Applicable TW Affiliate from performing its obligations under this Agreement or any applicable Additional Agreement in any material respect or have, individually or in the aggregate, a Parent Material Adverse Effect. To the knowledge of Old TW, none of Old TW or any of its Affiliates are party to any agreement with the Company, any of the Company's Affiliates, TCI or any of TCI's Affiliates that would require the consent, waiver or approval of or by Old TW or any of its Affiliates of the Mergers or for the consummation of any of the Transactions, or the execution, delivery or performance of the Amended and Restated Merger Agreement, this Agreement or the Additional Agreements, other than the Stock Agreements.

  (c) Except as disclosed in the Parent Disclosure Letter, as of September 22, 1995, there is no suit, action or proceeding (including any proceeding by or before the FCC) pending or, to the knowledge of Old TW, threatened against or affecting Old TW or any of its Affiliates (and Old TW is not aware of any basis for any such suit, action or proceeding) that, individually or in the aggregate, could reasonably be expected to (i) prevent Old TW or any Applicable TW Affiliate from performing its obligations under this Agreement or any applicable Additional Agreement in any material respect, or (ii) prevent or delay in any material respect the consummation of the Mergers or any of the other Transactions.

  (d) As of September 22, 1995, and other than the Horizontal Rule, Old TW is not aware of any current or formally proposed Communications Law that would prevent any Shareholder from receiving, or would require any Shareholder to divest all or any part of, the TW Parent Common Stock issuable to such Shareholder in connection with the Mergers (assuming no exchange of such TW Parent Common Stock pursuant to Section 4.1).

  (e) No broker, investment banker, financial advisor or other person, other than Morgan Stanley & Co., Incorporated and Bear, Stearns & Co. Inc., the fees and expenses of which will be paid by Old TW, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Old TW or Holdco.

  Section 3.3 Representations and Warranties of Holdco. Holdco represents and warrants to LMC Parent and each Shareholder that:

  (a) Holdco has delivered to LMC Parent complete and correct copies of its Certificate of Incorporation and By-laws and the Holdco Rights Plan, if any, in each case as amended to the date of execution of this Agreement,

                                     A2-14
including, without limitation, all certificates of designation. As of the date of execution hereof, no amendments to any of the foregoing have been authorized, approved or adopted and there is no commitment, arrangement or understanding by Holdco (other than pursuant to the Amended and Restated Merger Agreement and this Agreement) to effect any such amendment. All shares of Holdco LMC Common Stock which may be issued pursuant to Section 4.1 or 4.2 or pursuant to the SSSI Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

  (b) Holdco has all requisite corporate power and authority to enter into this Agreement and each of the Additional Agreements to which it is contemplated to be a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each such Additional Agreement by Holdco and the consummation by it of the Transactions have been duly authorized by all necessary corporate action. This Agreement has been, and when delivered at or prior to the Closing each of such Additional Agreements will have been, duly executed and delivered by Holdco and constitutes, or in the case of such Additional Agreements will as of the Closing constitute, a valid and binding obligation of Holdco, enforceable against Holdco in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by principles governing the availability of equitable remedies). Except as otherwise set forth in the Merger Agreement or in the Parent Disclosure Letter, the execution and delivery of this Agreement and each of the Additional Agreements to which it is contemplated to be a party by Holdco and the consummation by it of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Holdco or any subsidiary of Holdco under, (i) the Certificate of Incorporation or By-laws of Holdco or the comparable organizational documents of any subsidiary of Holdco,
(ii) any Contract to which Holdco or any subsidiary of Holdco is a party or by which any of them or their respective properties or assets are bound, other than the Stock Agreements as to which no representation is being made or (iii) subject to the governmental filings and other matters referred to in Sections 3.01(d) and 3.02(d) of the Merger Agreement and in the following sentence, any Requirement of Law applicable to Holdco or any subsidiary of Holdco or their respective properties or assets, other than the Horizontal Rule as to which no representation is being made, and other than, in the case of clauses (ii) and
(iii), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate would not (x) have a Parent Material Adverse Effect, (y) prevent Holdco or any subsidiary of Holdco from performing its obligations under this Agreement or any applicable Additional Agreement in any material respect or (z) prevent or delay in any material respect the consummation of any of the Transactions. Except as otherwise set forth in the Merger Agreement or in the Parent Disclosure Letter, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Holdco or any subsidiary of Holdco in connection with the execution and delivery of this Agreement or any applicable Additional Agreement by Holdco or the consummation by Holdco or any subsidiary of Holdco, as the case may be, of any of the Transactions, except for (i) filings under the HSR Act and the initial acceptance of the FTC Consent Decree, (ii) such filings with, and orders of, the FCC as may be required under the Communications Laws in connection with the Transactions,
(iii) approvals of cable franchising authorities and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the Transactions or otherwise prevent Holdco or any subsidiary of Holdco from performing its obligations under this Agreement or any applicable Additional Agreement in any material respect or have, individually or in the aggregate, a Parent Material Adverse Effect. To the knowledge of Holdco, none of Holdco or any of its Affiliates are party to any agreement with the Company, any of the Company's Affiliates, TCI or any of TCI's Affiliates that would require the consent, waiver or approval of or by Holdco or any of its Affiliates of the Mergers or for the consummation of any of the Transactions, or the execution, delivery or performance of the Merger Agreement, this Agreement or the Additional Agreements, other than the Stock Agreements.

  (c) Except as disclosed in the Parent Disclosure Letter, as of September 22, 1995, there is no suit, action or proceeding (including any proceeding by or before the FCC) pending or, to the knowledge of Holdco, threatened

                                     A2-15
against or affecting Holdco or any its Affiliates (and Holdco is not aware of any basis for any such suit, action or proceeding) that, individually or in the aggregate, could reasonably be expected to (i) prevent Holdco from performing its obligations under this Agreement or any applicable Additional Agreement in any material respect, or (ii) prevent or delay in any material respect the consummation of the Mergers or any of the other Transactions.

  (d) As of September 22, 1995, and other than the Horizontal Rule, Holdco is not aware of any current or formally proposed Communications Law that would prevent any Shareholder from receiving, or would require any Shareholder to divest all or any part of, the TW Parent Common Stock issuable to such Shareholder in connection with the Mergers (assuming no exchange of such TW Parent Common Stock pursuant to Section 4.1).

  (e) No broker, investment banker, financial advisor or other person, other than Morgan Stanley & Co., Incorporated and Bear, Stearns & Co. Inc., the fees and expenses of which will be paid by Old TW, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Old TW or Holdco.

                                  ARTICLE IV

                        Certain Post-Closing Covenants

  Section 4.1 Share Exchange. Immediately following the Effective Time of the Mergers, each Shareholder shall cause all of its Covered TW Securities that consist of shares of TW Parent Common Stock to be delivered to TW Parent for exchange into, and TW Parent shall issue in exchange therefor, shares of LMCN-V Common Stock. The rate of exchange pursuant to the foregoing provisions of this Section 4.1 shall be one share of TW Parent Common Stock for each whole share of LMCN-V Common Stock. An exchange for LMCN-V Common Stock shall be effected through a direction from each Shareholder to the Exchange Agent (or, in the case of an exchange in connection with the Contribution and Exchange Agreement, such other agent of Holdco exercising a similar function) to register all of the shares of TW Parent Common Stock issuable to such Shareholder in the Mergers (or the transactions relating to the Contribution and Exchange Agreement, as applicable) in the name of, and to deliver the appropriate certificates to, TW Parent and, upon receipt by TW Parent of such certificates, the issuance and delivery by TW Parent to each Shareholder of the appropriate number of shares of LMCN-V Common Stock. All shares of Holdco LMC Common Stock delivered to the Liberty Parties or the SpinCo Parties from time to time in accordance with this Agreement shall be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights. For so long as the Liberty Parties or SpinCo Parties hold any LMCN-V Common Stock, all of the TW Parent Common Stock and Voting Holdco LMC Common Stock from time to time owned beneficially or of record (a) by LMC Parent or any of its Controlled Affiliates, (b) by any SpinCo Party or (c) for so long as TCI is a Liberty Party, by TCI or any of its Controlled Affiliates (other than any of the shares (the "Excluded Shares") described in the letter from Baker & Botts, L.L.P., counsel to TCI, to Peter Haje, Esq., General Counsel of Old TW dated September 22, 1995, unless and until TCI acquires sole voting and dispositive control of such shares) shall be delivered to TW Parent for exchange for LMCN-V Common Stock; provided, however, that the obligations in this sentence shall terminate with respect to (x) LMC Parent and its Controlled Affiliates, and TCI and its Controlled Affiliates, upon the termination of the Restriction Period with respect to the Liberty Parties and
(y) the SpinCo Parties, upon the termination of the Restriction Period with respect to the SpinCo Parties. TW Parent shall issue, in exchange for the TW Parent Common Stock delivered to it pursuant to the immediately preceding sentence, a number of shares of LMCN-V Common Stock equal to (i) the number of shares of TW Parent Common Stock so delivered divided by (ii) the Formula Number then in effect pursuant to the terms of the LMCN-V Common Stock, and, in exchange for each share of Voting Holdco LMC Common Stock delivered to it at any time pursuant to the two immediately preceding sentences, one share of LMCN-V Common Stock.

  Section 4.2 No Redemption. The Voting Holdco LMC Common Stock and the LMCN-V Common Stock shall not be redeemable at the option of TW Parent, including pursuant to any provision equivalent to

                                     A2-16

Section 5 of Article IV of Old TW's Restated Certificate of Incorporation, as amended, as in effect on September 22, 1995 contained in Holdco's Certificate of Incorporation ("TW Article IV"). TW Parent further agrees that it shall not exercise any right pursuant to TW Article IV to require the redemption from any Liberty Party or SpinCo Party of any of its shares of TW Parent Common Stock unless it has first given at least 10 business days' prior written notice of such redemption to each Liberty Party or SpinCo Party, as applicable (which notice shall state that TW Parent intends to effect the redemption of shares of TW Parent Common Stock held by such Liberty Party or SpinCo Party, the number of shares to be redeemed and the proposed redemption date (in addition to any other information required by TW Article IV)), and each Liberty Party or SpinCo Party, as applicable, shall have the right at any time prior to the redemption date to exchange the shares to be redeemed for a number of shares of Voting Holdco LMC Common Stock that are convertible into the same number of shares of TW Parent Common Stock so called for redemption.

  Section 4.3 Certain Post-Closing Compensation Obligations.

  (a) If, after the Effective Time of the Mergers,

    (i) any Action shall be taken by TW Parent or any of its Controlled Affiliates (including, after the effective time of the TBS Merger, the Company and its Controlled Affiliates) which has a Prohibited Effect under any Specified Law then in effect (including any Specified Law the effectiveness of which has been stayed if such stay is subsequently lifted) or then formally proposed or promulgated with a delayed effective date if such Specified Law becomes effective thereafter, and

    (ii) such Prohibited Effect did not exist prior to the taking of such Action and did not result from any breach of this Agreement or the FTC Consent Decree by LMC Parent or any Applicable LMC Affiliate or by any SpinCo Party; and

    (iii) if such Prohibited Effect relates to a Liberty Party, such Action shall have been taken prior to the termination of the Restriction Period with respect to the Liberty Parties; and if such Prohibited Effect relates to a SpinCo Party, such action shall have been taken prior to the termination of Restriction Period with respect to the SpinCo Parties;

then, in any such case, the provisions of this Section 4.3 shall apply.

  (b) As promptly as practicable after obtaining actual knowledge that TW Parent intends to take an Action and that such Action will likely result in a Prohibited Effect, LMC Parent, if the Prohibited Effect is with respect to a Liberty Party, or SpinCo, if the Prohibited Effect is with respect to a SpinCo Party, shall notify TW Parent thereof. If such notice is received by TW Parent prior to the taking of the referenced Action, then either TW Parent and its Controlled Affiliates shall not take such Action or if the Action is taken and a Prohibited Effect described in Section 4.3(a) occurs, TW Parent shall be obligated to pay compensation pursuant to this Section 4.3.

  (c) As promptly as practicable after obtaining actual knowledge that a Prohibited Effect has occurred or will likely occur (other than a Prohibited Effect with respect to which notice has been given under Section 4.3(b)), LMC Parent, if the Prohibited Effect is with respect to a Liberty Party, or SpinCo, if the Prohibited Effect is with respect to a SpinCo Party (the applicable of the foregoing being the "Notice Party"), shall notify TW Parent thereof. Following the giving of such notice, the Notice Party shall at TW Parent's request consult with TW Parent as to such Prohibited Effect and its causes and discuss in good faith the actions that either party might take to avoid or cure such Prohibited Effect. If the Notice Party and TW Parent agree that certain actions can be taken by TW Parent and its Controlled Affiliates to cure or avoid the Prohibited Effect, then TW Parent and its Controlled Affiliates shall either take such actions or become obligated to compensate the Liberty Parties (if prior to the Distribution or the Distribution does not occur) or the SpinCo Parties (if the Distribution occurs) (the Liberty Parties or the SpinCo Parties, as applicable, being the "Affected Parties") pursuant to this Section 4.3 if a Prohibited Effect described in Section 4.3(a) occurs; provided, however, that if the Notice Party and TW Parent also agree that certain actions could be taken by the Notice Party and its Controlled Affiliates (or by the Affected Party, if different from the Notice Party, and its Controlled Affiliates) to eliminate the Prohibited Effect which

                                     A2-17
would be substantially less burdensome to the Notice Party and its Controlled Affiliates (and to the Affected Party, if different from the Notice Party, and its Controlled Affiliates) than the actions that TW Parent and its Controlled Affiliates would be required to take in order to cure the Prohibited Effect would be to TW Parent and its Controlled Affiliates and the costs to effect such actions would be substantially less than the cost to compensate the Affected Parties pursuant to this Section 4.3, then subject to the following sentence, the Liberty Parties or SpinCo Parties, as the case may be, shall, at TW Parent's expense, use reasonable efforts to take such actions. Notwithstanding the foregoing, unless such Liberty Party or SpinCo Party otherwise agrees, no Liberty Party or SpinCo Party shall be required to dispose of any of its TW Securities, to dispose of any assets or discontinue any business or investments that LMC Parent or SpinCo, as applicable, determines in good faith are material to the Liberty Parties or SpinCo Parties or their respective strategic objectives, or to agree to any restrictions or limitations that LMC Parent or SpinCo, as applicable, deems significant on the future operation of its business.

  (d) If the Prohibited Effect cannot be cured or avoided, or for any reason (including the failure of the parties to agree upon any course of action or alternative courses of action that would cure or avoid the Prohibited Effect or the relative burdens thereof) has not been cured or avoided (x) within 60 days after notice has been given to TW Parent pursuant to this Section 4.3 (unless prior to the expiration of such 60-day period, TW Parent or the applicable of the Liberty Parties or SpinCo Parties, as agreed by TW Parent and LMC Parent or SpinCo, as applicable, have commenced an agreed upon course of action to cure such Prohibited Effect and such cure is effected within an agreed period of time thereafter), or (y) if earlier, by such date as any Liberty Party or SpinCo Party would be required by any Governmental Entity or pursuant to any Judgment against it or its properties to divest of any TW Securities or suffer any consequences of the kind enumerated in clauses (b) through (d) of the definition of Prohibited Effect, then in any such event TW Parent shall be obligated to compensate the Affected Parties pursuant to this
Section 4.3.

  (e) If TW Parent becomes obligated to compensate the Affected Parties pursuant to this Section 4.3, then TW Parent shall be required to (i) compensate any Affected Party that disposes of Covered TW Securities to the extent required by or to the extent necessary to avoid the applicable Prohibited Effect and (ii) if the aggregate number of Covered TW Securities disposed of by the Affected Parties pursuant to clause (i) above equals or exceeds (on an as converted basis, if applicable) 5% of the sum of the number of Covered TW Securities of all Shareholders immediately after the Effective Time of the Mergers, plus the number of Covered TW Securities included in the Option Consideration (as such numbers shall be appropriately adjusted from time to time to take into account the occurrence of any stock dividends, splits, reverse splits, combinations and the like), then, at the option of LMC Parent (if the Affected Party is a Liberty Party) or SpinCo (if the Affected Party is a SpinCo Party) (exercised by notice in writing to TW Parent within 60 days of the first disposition pursuant to clause (i) above), compensate all Affected Parties for the disposition of all the Covered TW Securities if all TW Securities of all Affected Parties are disposed of within 12 months of such notice (provided that claims for compensation may be made pursuant to the following sentences as dispositions are made during such 12 month period and payment of such claims shall not be delayed or deferred for such 12 month period, but rather shall be paid as provided below, and provided, further, that if all TW Securities of the Affected Parties are not disposed of within such 12-month period, the Affected Parties shall reimburse TW Parent for the amount of compensation paid pursuant to this clause (ii) that is in excess of the amount that was required to be paid pursuant to clause (i) of this sentence). If TW Parent becomes obligated to compensate any Affected Party pursuant to this Section 4.3, then such Affected Party, if it desires to assert a claim for compensation hereunder, shall provide to TW Parent a statement, certified by independent public accountants of national standing, setting forth the estimated Blended Rate for the taxable year in which the particular disposition occurred and the estimated Adjustment Amount owed to such Affected Party with respect to those of its TW Securities so disposed of. Within 30 days after delivery of such statement, TW Parent shall pay to such Affected Party the estimated Adjustment Amount by wire transfer of immediately available funds to such account and in accordance with such instructions as such Affected Party shall have previously advised TW Parent in writing. Within 30 days after the end of the taxable year in which the particular disposition of TW Securities by such Affected Party occurred, such Affected Party shall provide to TW Parent a statement, certified by independent public accountants of national standing, setting

                                     A2-18
forth the actual Blended Rate for such taxable year and the actual Adjustment Amount owed to such Affected Party with respect to such disposition. Within five days after delivery of such statement, (i) TW Parent shall pay to such Affected Party an amount equal to the amount by which the Adjustment Amount exceeds the estimated Adjustment Amount, or (ii) such Affected Party shall pay to TW Parent an amount equal to the amount by which the estimated Adjustment Amount exceeds the Adjustment Amount. Any such payment shall be made by wire transfer of immediately available funds to such account and in accordance with such instructions as such payee shall have previously advised such payor in writing.

  (f) LMC Parent shall upon request from time to time advise TW Parent of the identity of each Liberty Party and, following the Distribution, SpinCo shall upon request from time to time advise TW Parent of the identity of each SpinCo Party.

  Section 4.4 Certain Post-Closing Covenants.

  (a) If a Holdco Rights Plan is in effect immediately following the Effective Time of the Mergers or no Holdco Rights Plan is then in effect, but a Holdco Rights Plan is thereafter adopted, then, in either such case, such Holdco Rights Plan (the "Initial Rights Plan") shall, in all material respects, be the same as the Amended TW Plan. If Holdco amends the Initial Rights Plan or adopts a new Holdco Rights Plan after adoption of the Initial Rights Plan (such amended or new plan, the "Subsequent Rights Plan") and the "Beneficial Ownership" by any Liberty Party or SpinCo Party, alone or together with all of its "Affiliates" and "Associates", of TW Securities would, by reason of and immediately upon such amendment or adoption, have effects ("Rights Plan Effects") under such Subsequent Rights Plan analogous to the effects under the Rights Agreement of a person becoming an "Acquiring Person" (as defined therein) or of the rights issued pursuant to the Rights Agreement becoming transferable separately from the TW Parent Common Stock, but such "Beneficial Ownership" would not have had such effects under the Amended TW Plan, then Holdco shall be required to (i) compensate, as provided below, any such Liberty Party or SpinCo Party, together with its "Affiliates" and "Associates", that disposes of TW Securities (the "Selling Parties") to the extent necessary to avoid the Rights Plan Effects and (ii) if the aggregate number of TW Securities disposed of by the Selling Parties pursuant to clause
(i) above equals or exceeds (on an as converted basis, if applicable) 5% of the sum of the number of Covered TW Securities of all Shareholders immediately after the Effective Time of the Mergers, plus the number of Covered TW Securities included in the Option Consideration (as such numbers shall be appropriately adjusted from time to time to take into account the occurrence of any stock dividends, splits, reverse splits, combinations and the like), then, at the option of LMC Parent, on behalf of the Liberty Parties, and at the option of SpinCo, on behalf of the SpinCo Parties (exercised by notice in writing to Holdco within 60 days of the first disposition pursuant to clause
(i) above), compensate, as provided below (x) all Selling Parties that are Liberty Parties for the disposition of all TW Securities owned by the Liberty Parties of the type considered by the Subsequent Rights Plan in determining the "Beneficial Ownership" that would trigger Rights Plan Effects (the "Relevant TW Securities") and (y) all Selling Parties that are SpinCo Parties for the disposition of all Relevant TW Securities owned by the SpinCo Parties, as applicable, provided, in each case, that all Relevant TW Securities of the Liberty Parties or the SpinCo Parties, as applicable, are disposed of within 12 months of such notice (provided that claims for compensation may be made pursuant to the following sentences as dispositions are made during such 12 month period and payment of such claims shall not be delayed or deferred for such 12 month period, but rather shall be paid as provided below, and provided, further, that if all Relevant TW Securities of the Selling Parties are not disposed of within such 12-month period, the Selling Parties shall reimburse TW Parent for the amount of compensation paid pursuant to this clause (ii) that is in excess of the amount that was required to be paid pursuant to clause (i) of this sentence). The obligation of Holdco to compensate any Selling Party pursuant to this Section 4.4(a) shall be subject to the condition that, as of the date of the adoption of the Subsequent Rights Plan, (i) such Selling Party and its "Affiliates" and "Associates" shall have made all filings on Schedule 13D with respect to their beneficial ownership of Relevant TW Securities due on or prior to such date in compliance with Regulation 13D-G under the Exchange Act, and (ii) LMC Parent or Spinco, as applicable, shall be in compliance with its obligations under Section 4.4(b), except to the extent any failure to make any such filings, and/or any failure to be in compliance with such obligations, shall not have prejudiced Holdco. If TW Parent becomes obligated to

                                     A2-19
compensate any Selling Party pursuant to this Section 4.4(a), then such Selling Party, if it desires to assert a claim for compensation hereunder, shall provide to TW Parent a statement, certified by independent public accountants of national standing, setting forth the estimated Blended Rate for the taxable year in which the particular disposition occurred and the estimated Adjustment Amount owed to such Selling Party with respect to those of its Relevant TW Securities so disposed of. Within 30 days after delivery of such statement, TW Parent shall pay to such Selling Party the estimated Adjustment Amount by wire transfer of immediately available funds to such account and in accordance with such instructions as such Selling Party shall have previously advised TW Parent in writing. Within 30 days after the end of the taxable year in which the particular disposition of Relevant TW Securities by such Selling Party occurred, such Selling Party shall provide to TW Parent a statement, certified by independent public accountants of national standing, setting forth the actual Blended Rate for such taxable year and the actual Adjustment Amount owed to such Selling Party with respect to such disposition. Within five days after delivery of such statement, (i) TW Parent shall pay to such Selling Party an amount equal to the amount by which the Adjustment Amount exceeds the estimated Adjustment Amount, or (ii) such Selling Party shall pay to TW Parent an amount equal to the amount by which the estimated Adjustment Amount exceeds the Adjustment Amount. Any such payment shall be made by wire transfer of immediately available funds to such account and in accordance with such instructions as such payee shall have previously advised such payor in writing.

  (b) Prior to the Closing, LMC Parent shall, and following the Closing, if Holdco adopts a Holdco Rights Plan having the terms contemplated by the first sentence of Section 4.4(a), LMC Parent and SpinCo (following the Distribution) shall, promptly notify TW Parent in writing of (i) any acquisition of "Beneficial Ownership" of "Common Shares" by any of its "Affiliates" or "Associates", and (ii) any "Person" who has "Beneficial Ownership" of any "Common Shares" becoming its "Affiliate" or "Associate", in each case promptly following LMC Parent's or SpinCo's (as applicable) obtaining actual knowledge of such occurrence.

  (c) Except as otherwise expressly indicated, terms used in Section 4.4(a) and Section 4.4(b) in quotation marks have the meanings given such terms (i) prior to the Closing, in the Amended TW Plan, and (ii) from and after the Closing, the Holdco Rights Plan, if any, except that the Liberty Parties or, following the Distribution, the SpinCo Parties shall be deemed to "Beneficially Own" any TW Securities the subject of an "Offer Notice" (under
Section 3 of the First Refusal Agreement) from any Turner Stockholder (as defined in the First Refusal Agreement), any "Fast-Track Offer Notice" (under
Section 3.3 of the First Refusal Agreement) from any Turner Stockholder or any "Tender Notice" (under Section 3.4 of the First Refusal Agreement) from any Turner Stockholder, in each case until the earlier of the purchase of such TW Securities pursuant to the First Refusal Agreement and the first date upon which such Turner Stockholder is free to sell such TW Securities.

                                   ARTICLE V

                                 Miscellaneous

  Section 5.1 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

  Section 5.2 Specific Performance. Each of LMC Parent and the Shareholders, on the one hand, and Old TW and Holdco, on the other hand, agrees that the other parties would be irreparably damaged if for any reason such party fails to perform any of such party's obligations under this Agreement, and that the other parties would not have an adequate remedy at law for money damages in such event. Accordingly, any of the other parties shall be entitled to seek specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by such party. This provision is without prejudice to any other rights the parties may have against each other for any failure to perform their respective obligations under this Agreement.

  Section 5.3 Amendments; Termination. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

                                     A2-20

The representations, warranties, covenants and agreements set forth herein shall terminate, except with respect to liability for prior breaches thereof, upon the first to occur of (x) December 31, 1996, if the Effective Time of the Mergers has not occurred on or prior to such date and (y) the termination of the Amended and Restated Merger Agreement in accordance with its terms or the abandonment thereof by TW Parent if required pursuant to Section 2.3 (the "Termination Date"). The representations, warranties, covenants and agreements set forth herein (other than in Article II) shall survive the Effective Time of the Mergers.

  Section 5.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that a party may not assign, delegate or otherwise transfer any of such party's rights or obligations under this Agreement without the consent of the other parties hereto and any purported assignment, delegation or transfer without such consent shall be null and void. Each Liberty Party and SpinCo Party from time to time, provided that it is a Liberty Party or SpinCo Party as of the relevant time, shall be an intended third party beneficiary of the covenants of TW Parent contained in Article IV.

  Section 5.5 Entire Agreement. This Agreement (including the Exhibits and Schedules attached hereto), together with the Stock Agreements, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

  Section 5.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given (i) on the first business day following the date received, if delivered personally or by telecopy (with telephonic confirmation of receipt by the addressee), (ii) on the business day following timely deposit with an overnight courier service, if sent by overnight courier specifying next day delivery and (iii) on the first business day that is at least five days following deposit in the mails, if sent by first class mail, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

  If to TW Parent, to it at:

    75 Rockefeller Plaza
    New York, New York 10019
    Facsimile: (212) 956-7281
    Attention: General Counsel

  with a copy (which shall not constitute notice) to:

    Cravath, Swaine & Moore
    Worldwide Plaza
    825 Eighth Avenue
    New York, NY 10019
    Facsimile: (212) 474-3700
    Attention: Richard Hall, Esq.

  If to LMC Parent or any Shareholder, to it at:

    8101 East Prentice Avenue
    Suite 500
    Englewood, Colorado 80111
    Facsimile: (303) 721-5415
    Attention: President

                                     A2-21
  with a copy (which shall not constitute notice) to each of:

    Stephen M. Brett, Esq.
    General Counsel
    Tele-Communications, Inc.
    Terrace Tower II
    5619 DTC Parkway
    Englewood, Colorado 80111-3000
    Facsimile: (303) 488-3245

    Baker & Botts, L.L.P.
    599 Lexington Avenue
    New York, New York 10022
    Facsimile: (212) 705-5125
    Attention: Elizabeth M. Markowski, Esq.

  Section 5.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

  Section 5.8 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

  Section 5.9 Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

  Section 5.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provision with a valid provision the effects of which come as close as possible to those of such invalid, illegal or unenforceable provisions.

  Section 5.11 Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

  Section 5.12 Obligations of Old TW and Holdco Joint and Several. Each of Old TW and Holdco (collectively, the "TW Parties") covenants and agrees with LMC Parent and each Shareholder that such TW Party is and shall be jointly and severally liable, as a primary obligor and not merely a surety, for the full and timely payment and performance of all obligations of each other TW Party to be paid and/or performed under this Agreement.

                                     A2-22

  In Witness Whereof, the parties hereto have caused this Amended and Restated LMC Agreement to be duly executed and delivered as of the day and year first above written.

                                          Time Warner Inc.


                                          By:     /s/ Peter R. Haje
                                              -----------------------------
                                             Name: Peter R. Haje
                                             Title: Executive Vice President

                                          TW Inc.


                                          By:     /s/ Thomas W. McEnerney
                                              -----------------------------
                                             Name: Thomas W. McEnerney
                                             Title: Vice President

                                          Liberty Media Corporation


                                          By:     /s/ Robert R. Bennett
                                              -----------------------------
                                             Name: Robert R. Bennett
                                             Title: Executive Vice President

                                          Subsidiaries of LMC Parent:

                                          TCI Turner Preferred, Inc.


                                          By:     /s/ Robert R. Bennett
                                              -----------------------------
                                             Name: Robert R. Bennett
                                             Title: Executive Vice President

                                          Communication Capital Corp.


                                          By:     /s/ Robert R. Bennett
                                              -----------------------------
                                             Name: Robert R. Bennett
With respect to Sections 2.1(c), 2.2, 3.1(c) and 4.1 only:
                                             Title: Executive Vice President

Tele-Communications, Inc.


By:  /s/ Stephen M. Brett
    ---------------------------------
   Name: Stephen M. Brett
   Title: Executive Vice President

With respect to Section 2.1(c) only:

TCI Communications, Inc.



By: /s/ Stephen M. Brett                  United Cable Turner Investment Inc.
   ---------------------------------
   Name: Stephen M. Brett

   Title: Executive Vice President

                                          By:  /s/ Robert R. Bennett
                                              -----------------------------
Time TBS Holdings, Inc.                      Name: Robert R. Bennett

                                             Title: Executive Vice President

By: /s/ Thomas W. McEnerney
    ---------------------------------
   Name: Thomas W. McEnerney
   Title: Vice President

                                     A2-23

                                                                   APPENDIX A-3

                     SHAREHOLDERS' AGREEMENT dated as of September 22, 1995, among Time Warner Inc., a Delaware corporation ("Parent"), R. E. Turner, III, an individual (the "Principal Shareholder"), and certain associates and affiliates of the Principal Shareholder listed on the signature pages hereto (collectively with the Principal Shareholder, the "Shareholders").

  Parent, Time Warner Acquisition Corp. ("Sub"), a Delaware corporation and a wholly owned subsidiary of Parent, and Turner Broadcasting System, Inc. (the "Company"), a Georgia corporation, are entering into an Agreement and Plan of Merger dated as of the date hereof (as amended from time to time pursuant to Section 1.01 thereof, the "Merger Agreement"). The Merger (as defined in the Merger Agreement) is subject to certain conditions, including the approval of the Merger and the approval and adoption of the Merger Agreement: by the holders of a majority of the outstanding shares of Class C Convertible Preferred Stock, par value $.125 per share, of the Company (the "Class C Preferred Stock"), voting as a separate class; by the holders of a majority of the voting power of the outstanding shares of Class A Common Stock, par value $.0625 per share, of the Company (the "Class A Common Stock"), and Class B Common Stock, par value $.0625 per share, of the Company (the "Class B Common Stock"; together with the Class A Common Stock, the "Common Stock"), voting as a single class; and by the holders of a majority of the voting power of the outstanding shares of Common Stock and Class C Preferred Stock, voting as a single class.

  Each Shareholder is the record and beneficial owner of the shares of Class A Common Stock and Class B Common Stock (such shares of Class A Common Stock and Class B Common Stock, together with any shares of capital stock of the Company acquired by such Shareholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Shareholder Shares" of such Shareholder) set forth opposite such Shareholder's name on Schedule I hereto.

  As a condition to the willingness of Parent to enter into the Merger Agreement, and as an inducement to it to do so, each Shareholder has agreed for the benefit of Parent as set forth in this Agreement.

  Now, Therefore, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I

                                  Definitions

  Section 1.01. Definitions. Capitalized terms used but not defined herein, and the terms "affiliate", "person" and "subsidiary", shall have the meanings assigned to such terms in the Merger Agreement.

                                  ARTICLE II

                         Covenants of the Shareholders

  Section 2.01. Agreement to Vote. At any meeting of the shareholders of the Company held prior to the Termination Date (as defined in Section 5.04), however called, and at every adjournment thereof prior to the Termination Date, or in connection with any written consent of the shareholders of the Company given prior to the Termination Date, each Shareholder shall, and the Principal Shareholder shall cause any Shareholder that is his controlled affiliate to, vote the Shareholder Shares (and each class thereof) of such Shareholder that such Shareholder is entitled to vote, (a) in favor of the approval of the Merger and each of the other transactions contemplated by the Merger Agreement and in favor of the approval and adoption of the Merger Agreement, and any actions required in furtherance hereof and thereof; (b) against any action or agreement that would,

                                     A3-1
directly or indirectly, result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (c) against any takeover proposal (as defined in the Merger Agreement) or any other action or agreement that, directly or indirectly, is inconsistent with or that is reasonably likely, directly or indirectly, to impede, interfere with, delay, postpone or attempt to discourage the Merger or any other transaction contemplated by the Merger Agreement. None of the Shareholders shall, nor shall the Principal Shareholder permit any Shareholder that is a controlled affiliate of the Principal Shareholder to, enter into any agreement or understanding with any person prior to the Termination Date, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of the Shareholder Shares of such Shareholder in any manner inconsistent with the preceding sentence.

  Section 2.02. Proxies and Voting Agreements. (a) Each Shareholder hereby revokes any and all previous proxies granted with respect to matters set forth in Section 2.01 for the Shareholder Shares of such Shareholder.

  (b) Prior to the Termination Date, none of the Shareholders shall, nor shall the Principal Shareholder permit any Shareholder that is a controlled affiliate of the Principal Shareholder to, directly or indirectly, except as contemplated hereby, grant any proxies or powers of attorney with respect to matters set forth in Section 2.01, deposit any of the Shareholder Shares owned by such Shareholder into a voting trust or enter into a voting agreement with respect to any of the Shareholder Shares, in each case with respect to such matters.

  Section 2.03. Transfer of Shareholder Shares by any Shareholder. Prior to the Termination Date, none of the Shareholders shall, nor shall the Principal Shareholder permit any Shareholder that is a controlled affiliate of the Principal Shareholder to, (a) place any Encumbrance (as defined in the Shareholders' Agreement (as defined in Section 3.01)) on any Shareholder Shares of such Shareholder, other than pursuant to this Agreement, or (b) make any Disposition (as defined in the Shareholders' Agreement) of any Shareholder Shares owned by such Shareholder, other than a disposition by operation of law in connection with the Merger, if, in the case of this clause (b), the effect thereof would be to create a Prohibited Effect (as defined in the Shareholders' Agreement), determined as if The Turner Foundation, Inc., and the Robert E. Turner Charitable Remainder Unitrust No. 2 (collectively, the "Specified Holders") did not own any shares of Company Capital Stock.

  Section 2.04. Dissenters' Rights. None of the Shareholders shall, nor shall the Principal Shareholder permit any Shareholder that is a controlled affiliate of the Principal Shareholder to, give notice pursuant to Section 1321 of the Georgia BCC of such Shareholder's intent to demand payment for any shares of Company Capital Stock, or take any other action to exercise dissenters' rights under Article 13 of the Georgia BCC, if the Merger is effectuated.

                                  ARTICLE III

   Representations, Warranties and Additional Covenants of the Shareholders

  Each Shareholder represents, warrants and covenants to Parent, as to himself or itself and, in the case of the Principal Shareholder, as to each other Shareholder, that:

  Section 3.01. Ownership. Such Shareholder is as of the date hereof the beneficial and record owner of the Shareholder Shares set forth opposite the name of such Shareholder on Schedule I hereto, such Shareholder has the sole right to vote such Shareholder Shares and there are no restrictions on rights of disposition or other Liens pertaining to such Shareholder Shares other than the Shareholders' Agreement dated as of June 3, 1987, as amended by the First Amendment dated as of April 15, 1988, among the Company, the Principal Shareholder and the original holders of the Series C Preferred Stock (the "Shareholders' Agreement"). None of the Shareholder Shares of such Shareholder is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shareholder Shares, other than the Shareholders' Agreement.

                                     A3-2

  Section 3.02. Authority and Non-Contravention. The Principal Shareholder has the right, power and authority, and each other Shareholder has the corporate power and authority (in the case of a Shareholder that is a corporation), and in each case such Shareholder has been duly authorized by all necessary action (including consultation, approval or other action by or with any other person), to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby. Such actions by such Shareholder (a) require no action by or in respect of, or filing with, any Governmental Entity with respect to such Shareholder, other than any required filings under Section 13 of the Exchange Act, and (b) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of such Shareholder or to a loss of any benefit of such Shareholder under, any provision of applicable law or regulation or any agreement (including the Shareholders' Agreement), judgment, injunction, order, decree or other instrument binding on such Shareholder or result in the imposition of any Lien on any asset of such Shareholder or any of its affiliates (other than as provided in this Agreement with respect to Shareholder Shares).

  Section 3.03. Binding Effect. This Agreement has been duly executed and delivered by such Shareholder and is the valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and by equitable principles to which the remedies of specific performance and injunctive and similar forms of relief are subject.

  Section 3.04. Total Shares. The Shareholder Shares listed in Schedule I hereto opposite the name of such Shareholder and, in the case of the Principal Shareholder, opposite the name of the other Shareholders listed therein, are the only shares of capital stock of the Company owned beneficially or of record as of the date hereof by such Shareholder, and such Shareholder does not have any option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any other securities of the Company.

  Section 3.05. Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from the Company, Parent or Sub in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Shareholder, except as otherwise provided in the Merger Agreement or the Company Disclosure Letter.

  Section 3.06. Reasonable Efforts. (a) Prior to the Termination Date, the Principal Shareholder shall use reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Parent in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement and this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including any necessary filings under the HSR Act relating to the acquisition of the Company or relating to the acquisition of Parent Common Stock in the Merger and all other necessary filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties,
(iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or this Agreement or the consummation of any of the transactions contemplated by the Merger Agreement and this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, the Merger Agreement and this Agreement.

  (b) On or prior to the Closing Date, each Shareholder shall execute and deliver to Parent the Investors' Agreement in the form attached as Exhibit C-1 to the Merger Agreement.

  Section 3.07. Certain Payments. (a) If the Merger Agreement is terminated pursuant to Section 7.01(e) of the Merger Agreement, each Shareholder shall pay to Parent an amount equal to all profit (determined in

                                     A3-3
accordance with Section 3.07(b)) of such Shareholder from the consummation of any takeover proposal (i) that is consummated within 18 months of such termination or (ii) with respect to which a definitive agreement is executed within 18 months of such termination. Such payment shall be made by each Shareholder (A) within three business days of the receipt of any cash consideration under such takeover proposal, in an amount equal to the lesser of the profit of such Shareholder and the aggregate consideration under such takeover proposal paid to such Shareholder in cash; (B) within three business days after receipt by such Shareholder of cash proceeds from the sale of any non-cash consideration in the form of securities received on consummation of such takeover proposal, but in any event within 30 days of such consummation, the lesser of the remaining profit of such Shareholder and such cash proceeds; provided, however, that if such securities have not been sold by such Shareholder at the end of such 30-day period, such Shareholder shall transfer to Parent (x) an amount of such securities with a fair market value on the date of transfer equal to the remaining profit of such Shareholder (or if the fair market value of all such unsold securities is less than such remaining profit, all such unsold securities) or (y) at the option of such Shareholder, cash in an amount equal to such remaining profit; and (C) within three business days after receipt by such Shareholder of cash proceeds from the sale of any other non-cash consideration received on consummation of such takeover proposal, but in any event within six months of such consummation, cash in an amount equal to the remaining profit of such Shareholder. Each Shareholder shall use all reasonable efforts to sell, within 30 days of such consummation, a portion of such other non-cash consideration sufficient to provide cash with which to pay over any profit of such Shareholder that remains unpaid following the application of amounts under clauses (A) and (B) above.

  (b) The profit of any Shareholder, for the purposes of Section 3.07(a), from any takeover proposal shall equal (i) the aggregate consideration received by such Shareholder pursuant to such takeover proposal, valuing any non-cash consideration (including any residual interest in the Company) at its fair market value on the date of such consummation, plus (ii) the fair market value, on the date of disposition, of all Shareholder Shares of such Shareholder disposed of after the termination of the Merger Agreement and prior to the date of such consummation less (iii) the aggregate consideration that would have been issuable or payable to such Shareholder in the Merger, valuing each share of Parent Common Stock at the average of the closing price per share of Parent Common Stock, as reported on the NYSE Composite Tape, for the five trading days ending on the trading day prior to the first public announcement by the Company of its intention to terminate the Merger Agreement to pursue a takeover proposal, if the Merger had been consummated on the date of such public announcement. For the purpose of determining the "profit" of the Principal Shareholder, there shall be included an amount equal to the profit that would have been realized by the Specified Holders had they both been Shareholders and been subject to this Section 3.07.

  (c) Any payment of profit under this Section 3.07 shall (i) if paid in cash, be paid by wire transfer of same day funds to an account designated by Parent and (ii) if paid through the transfer of securities, be paid through the delivery of such securities, suitably endorsed for transfer, to Parent at its address set forth in Section 5.08.

                                  ARTICLE IV

              Representations, Warranties and Covenants of Parent

  Parent represents, warrants and covenants to each Shareholder that:

  Section 4.01. Corporate Power and Authority. Parent has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent.

  Section 4.02. Binding Effect. This Agreement has been duly executed and delivered by Parent and is a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors'

                                     A3-4
rights generally and by equitable principles to which the remedies of specific performance and injunctive and similar forms of relief are subject.

  Section 4.03. Investors' Agreement. On or prior to the Closing Date, Parent shall execute and deliver to each Shareholder the Investors' Agreement in the form attached as Exhibit C-1 to the Merger Agreement.

                                   ARTICLE V

                                 Miscellaneous

  Section 5.01. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

  Section 5.02. Further Assurances. From time to time, at the request of Parent, in the case of a Shareholder, or at the request of a Shareholder, in the case of Parent, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

  Section 5.03. Specific Performance. Each Shareholder agrees that Parent would be irreparably damaged if for any reason such Shareholder fails to perform any of such Shareholder's obligations under this Agreement, and that Parent would not have an adequate remedy at law for money damages in such event. Accordingly, Parent shall be entitled to seek specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by such Shareholder. This provision is without prejudice to any other rights that Parent may have against such Shareholder for any failure to perform its obligations under this Agreement.

  Section 5.04. Amendments; Termination. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. The representations, warranties, covenants and agreements set forth in Article II and Sections 3.01 and 3.06 and Article IV shall terminate, except with respect to liability for prior breaches thereof, upon the termination of the Merger Agreement in accordance with its terms or, if earlier, the Effective Time of the Merger (the "Termination Date").

  Section 5.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective estates, heirs, successors and permitted assigns; provided, however, that a party may not assign, delegate or otherwise transfer any of such party's rights or obligations under this Agreement without the consent of the other parties hereto and any purported assignment, delegation or transfer without such consent shall be null and void.

  Section 5.06. Certain Events. Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shareholder Shares beneficially owned by such Shareholder and shall be binding upon any person to which legal or beneficial ownership of such shares shall pass, whether by operation of law or otherwise.

  Section 5.07. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

  Section 5.08. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given (i) on the first business day following the date received, if delivered personally or by telecopy (with telephonic confirmation of receipt by the addressee), (ii) on the business day following timely deposit with an overnight courier service, if sent by overnight courier specifying next day delivery and (iii) on the first business day that is at least five days following deposit in the mails, if sent by first

                                     A3-5
class mail, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

  If to Parent, to:

    Time Warner Inc.
    75 Rockefeller Plaza
    New York, New York 10019
    Facsimile: (212) 956-7281

    Attention: General Counsel

  with a copy (which shall not constitute notice) to:

    Cravath, Swaine & Moore
    Worldwide Plaza
    825 Eighth Avenue
    New York, NY 10019
    Facsimile: (212) 474-3700

    Attention: Peter S. Wilson, Esq.

  If to any Shareholder, to:

    R.E. Turner, III
    c/o Turner Broadcasting System, Inc.
    One CNN Center
    Box 105366
    Atlanta, GA 30348-5366
    Facsimile: (404) 827-3000

    For Courier delivery:
    100 International Boulevard
    Atlanta, GA 30303

    Attention: General Counsel

  with a copy (which shall not constitute notice) to:

    Skadden, Arps, Slate, Meagher & Flom
    300 South Grand Avenue
    Suite 3400
    Los Angeles, CA 90071
    Facsimile: (213) 687-5600

    Attention: Thomas C. Janson, Jr., Esq.

  Section 5.09. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

  Section 5.10. Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and, as to any Shareholder, shall become effective when two or more counterparts have been signed by each of such Shareholder and Parent and delivered to the other.

  Section 5.11. Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                                     A3-6

  Section 5.12. Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision, and this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein. The parties shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provision with a valid provision the effects of which come as close as possible to those of such invalid, illegal or unenforceable provision.

  Section 5.13. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

  In Witness Whereof, Parent and the Shareholders have caused this Agreement to be duly executed as of the day and year first above written.

                                          Time Warner Inc.,


                                          By        /s/ Gerald M. Levin
                                             ----------------------------------
                                            Name: Gerald M. Levin
                                            Title: Chairman and CEO

                                                    /s/ R. E. Turner
                                          -------------------------------------
                                                      R. E. Turner

                                          Turner Outdoor, Inc.,


                                          By        /s/ R. E. Turner
                                            ----------------------------------
                                            Name: R. E. Turner
                                            Title: Chairman, President and CEO

                                     A3-7

                                                                   APPENDIX B-1

                     RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                                    TW INC.

  TW Inc., a corporation organized and existing under the laws of the State of Delaware, Does Hereby Certify as Follows:

    1. The name of the corporation is TW Inc. and the name under which the corporation was originally incorporated is TPS Acquisition Inc. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 12, 1989.

    2. This Restated Certificate of Incorporation, having been duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of the sole stockholder of TW Inc., restates and integrates and further amends the provisions of the Certificate of Incorporation as amended or supplemented heretofore. As so restated and integrated and further amended, the Restated Certificate of Incorporation (hereinafter, this "Certificate of Incorporation") reads as follows:

                                   ARTICLE I

  The name of the corporation (hereinafter called the "Corporation") is TW
INC.

                                  ARTICLE II

  The address of the Corporation's registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19901. The name of the Corporation's registered agent at such address is The Prentice-Hall Corporation System, Inc.

                                  ARTICLE III

  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE IV

  Section 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 2.510 billion shares, consisting of (1) 250 million shares of Preferred Stock, par value $0.10 per share ("Common Stock"), (2) 2.0 billion shares of Common Stock, par value $0.01 per share ("Common Stock"), and (3) 60 million shares of Series Common Stock, par value $0.01 per share ("Series Common Stock"). The number of authorized shares of any of the Preferred Stock, the Common Stock or the Series Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock, the Common Stock or the Series Common Stock voting separately as a class shall be required therefor.

  Section 2. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

  Section 3. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Series Common Stock, for series of Series Common Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Series Common Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

  Section 4. (a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock or Series Common Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock or Series Common Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock or Series Common Stock) or pursuant to the General Corporation Law of the State of Delaware.

  (b) Except as otherwise required by law, holders of a series of Preferred Stock or Series Common Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any Certificate of Designation relating to such series).

  (c) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.

  (d) Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of the Common Stock, as such, shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

  Section 5. Notwithstanding any other provision of this Certificate of Incorporation to the contrary, but subject to the provisions of any resolution or resolutions of the Board of Directors adopted pursuant to this Article IV creating (i) any series of Preferred Stock, (ii) any series of any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation or (iii) any series of Series Common Stock, outstanding shares of Common Stock, Series Common Stock, Preferred Stock or any other class or series of stock of the Corporation shall always be subject to redemption by the Corporation, by action of the Board of Directors, if in the judgment of the Board of Directors such action should be taken, pursuant to
Section 151(b) of the General Corporation Law of the State of Delaware (or by any other applicable provision of law), to the extent necessary to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation or such Subsidiary, which license or franchise is conditioned upon some or all of the holders of the Corporation's stock of any class or series possessing prescribed qualifications. The terms and conditions of such redemption shall be as follows:

  (a) the redemption price of the shares to be redeemed pursuant to this
Section 5 shall be equal to the Fair Market Value of such shares;

  (b) the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;


                                     B1-2

  (c) if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors;

  (d) at least 30 days' written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by such holder), provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

  (e) from and after the Redemption Date, any and all rights of whatever nature, which may be held by the owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), shall cease and terminate and they shall thenceforth be entitled only to receive the cash or Redemption Securities payable upon redemption; and

  (f) such other terms and conditions as the Board shall determine.

For purposes of this Section 5:

    (i) "Disqualified Holder" shall mean any holder of shares of stock of the Corporation of any class or series whose holding of such stock may result in the loss of any license or franchise from any governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation or any Subsidiary.

    (ii) "Fair Market Value" of a share of the Corporation's stock of any class or series shall mean the average (unweighted) Closing Price for such a share for each of the 45 most recent days on which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall be given pursuant to paragraph (d) of this
  Section 5; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, "Fair Market Value" shall be determined by the Board of Directors in good faith; and provided further, however, that "Fair Market Value" as to any stockholder who purchased his stock within 120 days of a Redemption Date need not (unless otherwise determined by the Board of Directors) exceed the purchase price paid by him. "Closing Price" on any day means the reported last sales price regular way or, in case no such sale takes place, the average of the reported closing bid and asked prices regular way on the New York Stock Exchange Composite Tape, or, if stock of the class or series in question is not quoted on such Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States registered securities exchange on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the NASDAQ Stock Market or any system then in use, or if no such prices or quotations are available, the fair market value on the day in question as determined by the Board of Directors in good faith.

    (iii) "Redemption Date" shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation pursuant to this Section 5.

    (iv) "Redemption Securities" shall mean any debt or equity securities of the Corporation, any Subsidiary or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to paragraph (d) of this Section 5, at least equal to the Fair Market Value of the shares to be redeemed pursuant to this Section 5 (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).


                                     B1-3

    (v) "Subsidiary" shall mean any corporation more than 50% of whose outstanding stock having ordinary voting power in the election of directors is owned by the Corporation, by a Subsidiary or by the Corporation and one or more Subsidiaries.

                                   ARTICLE V

  Subject to Section 253 of the General Corporation Law of the State of Delaware, the vote of stockholders of the Corporation required to approve Business Combinations (as hereinafter defined) shall be as set forth in this
Article V.

  Section 1. In addition to any affirmative vote required by law or by this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation, and except as otherwise expressly provided in Section 3 of this Article V:

  (a) any merger or consolidation of the Corporation with (i) any Interested Stockholder or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

  (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of (i) all or substantially all the assets of the Corporation or
(ii) assets of the Corporation or any of its Subsidiaries representing in the aggregate more than 75% of the total value of the assets of the Corporation and its consolidated Subsidiaries as reflected on the most recent consolidated balance sheet of the Corporation and its consolidated Subsidiaries prepared in accordance with generally accepted accounting principles then in effect; or

  (c) (i) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Corporation or of any Subsidiary having an aggregate Fair Market Value of $100,000,000 or more, but less than the amount referred to in clause (ii) of paragraph (b) of this Section 1, or (ii) any merger or consolidation of any Subsidiary of the Corporation having assets with an aggregate Fair Market Value of $100,000,000 or more in a transaction not covered by paragraph (b) of this Section 1 with (x) any Interested Stockholder or (y) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

  (d) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any securities of the Corporation or any Subsidiary in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $100,000,000 or more, other than the issuance of securities upon the conversion of convertible securities of the Corporation or any Subsidiary which were not acquired by such Interested Stockholder (or such Affiliate or Associate) from the Corporation or a Subsidiary; or

  (e) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

  (f) any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries, or any other transaction (whether or not with or into or otherwise involving any Interested Stockholder), which in any such case has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of stock or securities convertible into stock of the Corporation or any Subsidiary which is directly or indirectly beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder;

shall not be consummated without (i) (x) the affirmative vote of the holders of at least 80% of the combined voting power of the shares of stock of all classes and series of the Corporation entitled to vote generally in the

                                     B1-4
election of directors ("Voting Stock") outstanding at the time of approval and
(y) the affirmative vote of a majority of the combined voting power of the shares of Voting Stock held by Disinterested Stockholders outstanding at the time of approval, in each case voting together as a single class, or (ii) the affirmative vote of the holders of all the shares of stock of all classes and series of the Corporation outstanding at the time of approval. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation or in any agreement with any national securities exchange or otherwise.

  Section 2. The term "Business Combination" as used in this Article V shall mean any transaction which is referred to in any one or more of paragraphs (a) through (f) of Section 1 of this Article V.

  Section 3. The provisions of Section 1 of this Article V shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of this Certificate of Incorporation and any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation, if all the conditions specified in any of the following paragraphs (a), (b), (c) or (d) are met:

    (a) (i) such Business Combination shall have been approved by a majority of the Disinterested Directors and (ii) the Interested Stockholder involved in such Business Combination (x) acquired such status as an Interested Stockholder in a manner substantially consistent with an agreement or memorandum of understanding approved by the Board of Directors prior to the time such Interested Stockholder became an Interested Stockholder and (y) has complied with all requirements imposed by such agreement or memorandum of understanding; or

    (b) in the case of any Business Combination described in paragraph (a) or
  (f) of Section 1 of this Article V, (i) such Business Combination shall have been approved by a majority of the Disinterested Directors, (ii) such Business Combination shall not have resulted, directly or indirectly, in an increase of more than 10% in the total amount of shares of any class or series of stock or securities convertible into stock of the Corporation or any Subsidiary which was directly or indirectly beneficially owned by an Interested Stockholder and all Affiliates and Associates of such Interested Stockholder at the time of the approval of such Business Combination by a majority of the Disinterested Directors, and (iii) such Business Combination shall not have been consummated within a period of two years after the consummation of any other Business Combination described in paragraph (a), (b), (c), (d), (e) or (f) of Section 1 of this Article V (whether or not such other Business Combination shall have been approved by a majority of the Disinterested Directors) which had the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of stock or securities convertible into stock of the Corporation or any Subsidiary which was directly or indirectly beneficially owned by such Interested Stockholder or any Affiliate or Associate of such Interested Stockholder; or

    (c) in the case of any Business Combination described in paragraph (c) or
  (d) of Section 1 of this Article V, such Business Combination shall have been approved by a majority of the Disinterested Directors; or

    (d) all of the six conditions specified in the following clauses (i) through (vi) shall have been met:

    (i) The transaction constituting the Business Combination shall provide for a consideration to be received by holders of Common Stock in exchange for all their shares of Common Stock, and the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest of the following:

      (A) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fee) paid in order to acquire any shares of Common Stock beneficially owned by the Interested Stockholder which were acquired (i) within the two-year period immediately

                                     B1-5
    prior to the Announcement Date or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher; and

      (B) the Fair Market Value per share of Common Stock on the Announcement Date or on the Determination Date, whichever is higher; and

    (ii) if the transaction constituting the Business Combination shall provide for a consideration to be received by holders of any class or series of outstanding Voting Stock other than Common Stock, the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of shares of such Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this clause (d) (ii) shall be required to be met with respect to every class and series of such outstanding Voting Stock, whether or not the Interested Stockholder beneficially owns any shares of a particular class or series of Voting Stock):

      (A) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid in order to acquire any shares of such class or series of Voting Stock beneficially owned by the Interested Stockholder which were acquired (i) within the two-year period immediately prior to the Announcement Date or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher;

      (B) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

      (C) the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

    (iii) the consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid in order to acquire shares of such class or series of Voting Stock which are beneficially owned by the Interested Stockholder and, if the Interested Stockholder beneficially owns shares of any class or series of Voting Stock which were acquired with varying forms of consideration, the form of consideration to be received by holders of such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock beneficially owned by it; and

    (iv) after such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination:

      (A) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular dates therefor the full amount of any dividends (whether or not cumulative) payable on the Preferred Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation;

      (B) there shall have been (x) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (y) an increase in such annual rate of dividends (as necessary to prevent any such reduction) in the event of any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors; and

      (C) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction in which it became an Interested Stockholder; and

    (v) after such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a

                                     B1-6
  stockholder), of any loans, advances, guarantees, pledges or other financial assistance provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise; and

    (vi) a proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

  Section 4. For the purposes of this Article V:

  (a) A "person" shall mean any individual, firm, corporation, partnership, trust or other entity.

  (b) "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

    (1) is the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the then outstanding shares of Voting Stock; or

    (2) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the then outstanding shares of Voting Stock; or

    (3) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

  (c) "Disinterested Stockholder" shall mean a stockholder of the Corporation who is not an Interested Stockholder or an Affiliate or an Associate of an Interested Stockholder.

  (d) A person shall be a "beneficial owner" of any Voting Stock:

    (1) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

    (2) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (excluding pursuant to any rights associated generally with the Common Stock), or (b) the right to vote or to direct the vote pursuant to any agreement, arrangement or understanding; or

    (3) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

  (e) For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph (b) of this Section 4, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by such person through application of paragraph (d) of this Section 4 but shall not include any other shares of Voting Stock which may be issuable to other persons pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, exchange rights, warrants or options, or otherwise.

  (f) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1983.

  (g) "Subsidiary" shall have the meaning set forth in Section 5 of Article IV of this Certificate of Incorporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in

                                     B1-7
paragraph (b) of this Section 4, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned by the Corporation, by a Subsidiary or by the Corporation and one or more Subsidiaries.

  (h) "Disinterested Director" means any member of the Board of Directors of the Corporation who is unaffiliated with, and not a nominee of, the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is unaffiliated with, and not a nominee of, the Interested Stockholder and who is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board of Directors.

  (i) "Fair Market Value" means: (1) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the New York Stock Exchange Composite Tape, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the NASDAQ Stock Market or any system then in use, or, if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and (2) in the case of stock of any class or series which is not traded on any securities exchange or in the over-the-counter market or in the case of property other than cash or stock, the fair market value of such stock or property, as the case may be, on the date in question as determined by a majority of the Disinterested Directors in good faith.

  (j) "Announcement Date" means the date of first public announcement of the proposed Business Combination.

  (k) "Determination Date" means the date on which the Interested Stockholder became an Interested Stockholder.

  Section 5. A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article V, including, without limitation, (a) whether a person is an Interested Stockholder, (b) the number of shares of Voting Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another person, (d) whether the requirements of Section 3 of this Article V have been met with respect to any Business Combination and (e) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, (i) an aggregate Fair Market Value of $100,000,000 or more or (ii) represent in the aggregate more than 75% of the total value of the assets of the Corporation and its consolidated Subsidiaries prepared in accordance with generally accepted accounting principles then in effect; and the good faith determination of a majority of the Disinterested Directors on such matters shall be conclusive and binding for all purposes of this Article V.

  Section 6. Nothing contained in this Article V shall be construed to relieve an Interested Stockholder from any fiduciary obligation imposed by law.

                                  ARTICLE VI

  Section 1. Except as otherwise fixed by or pursuant to the provisions of
Article IV of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, the

                                     B1-8
number of the directors of the Corporation shall be fixed from time to time by or pursuant to the By-laws of the Corporation. The directors, other than those who may be elected by the holders of any series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issue of such class or series of stock adopted by the Board of Directors, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1997, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1998, and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1999, with each class to hold office until its successors are elected and qualified. At each annual meeting of the stockholders of the Corporation, the date of which shall be fixed by or pursuant to the By-laws of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. The election of directors need not be by written ballot. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

  Section 2. Advance notice of nominations for the election of directors shall be given in the manner and to the extent provided in the By-laws of the Corporation.

  Section 3. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, newly created directorships resulting from any increase in the number of directors may be filled by the Board of Directors, or as otherwise provided in the By-laws, and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, or as otherwise provided in the By-laws. Any director elected in accordance with the preceding sentence of this Section 3 shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

  Section 4. Subject to the rights of the holders of any series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, any director may be removed from office only for cause and only by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class. For purposes of this Section 4, "cause" shall mean the wilful and continuous failure of a director to substantially perform such director's duties to the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) or the wilful engaging by a director in gross misconduct materially and demonstrably injurious to the Corporation.

                                  ARTICLE VII

  Subject to the rights of the holders of any series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or as otherwise provided in the By-laws of the Corporation.

                                     B1-9

                                 ARTICLE VIII

  In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, repeal, alter or amend the By-laws of the Corporation by the vote of a majority of the entire Board of Directors. In addition to any requirements of law and any other provision of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or any such resolution or resolutions), the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required for stockholders to adopt, amend, alter or repeal any provision of the By-laws.

                                  ARTICLE IX

  In addition to any requirements of law and any other provisions of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or any such resolution or resolutions), the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article IX or Articles V, VI, VII or VIII, or Section 5 of Article IV, of this Certificate of Incorporation; provided, however, that the affirmative vote of a majority of the combined voting power of the then outstanding shares of Voting Stock held by the Disinterested Stockholders (as defined in Section 4 of Article V of this Certificate of Incorporation), voting together as a single class, shall also be required to amend, alter or repeal, or adopt any provision inconsistent with, Article V of this Certificate of Incorporation or the requirements of this proviso. Subject to the foregoing provisions of this Article IX, the Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are subject to this reservation.

                                   ARTICLE X

  Section 1. To the fullest extent that the General Corporation Law of the State of Delaware or any other law of the State of Delaware as it exists or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article X shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

  Section 2. In addition to any requirements of law and any other provisions of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or any such resolution or resolutions), the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article X.

                                     B1-10

  In Witness Whereof, I, Gerald M. Levin, Chairman of the Board of Directors, President and Chief Executive Officer of TW Inc., have executed this Restated
Certificate of Incorporation as of the  th day of     , 1996, and Do Hereby
Certify under the penalties of perjury that the facts stated in this Restated Certificate of Incorporation are true.



                                          _____________________________________
                                                     Gerald M. Levin
                                           Chairman of the Board of Directors,
                                              President and Chief Executive
                                                         Officer

Attest


_____________________________________
              Secretary


                                     B1-11

                                                                    APPENDIX C-1
MORGAN STANLEY

                                                     MORGAN STANLEY & CO.
                                                     INCORPORATED
                                                     1585 BROADWAY
                                                     NEW YORK, NEW YORK 10036
                                                     (212) 761-4000



                                                     August 8, 1996



Board of Directors
Time Warner Inc.
75 Rockefeller Plaza
New York, New York 10019

Dear Sirs and Mesdames:

We understand that Time Warner Inc. ("Time Warner"), TW Inc., a wholly owned subsidiary of Time Warner ("New Time Warner"), Time Warner Acquisition Corp., a wholly owned subsidiary of New Time Warner ("Delaware Subsidiary"), TW Acqui-sition Corp., a wholly owned subsidiary of New Time Warner ("Georgia Subsidi-ary"), and Turner Broadcasting System, Inc. ("Turner") propose to enter into an Amendment No.1, dated as of August 8, 1996 ("Amendment No. 1"), to the Amended and Restated Agreement and Plan of Merger, dated as of September 22, 1995 (the "Amended and Restated Merger Agreement" and, as amended by Amendment No. 1, the "Merger Agreement"), pursuant to which (i) Delaware Subsidiary will be merged into Time Warner (the "TW Merger"), with Time Warner as the surviving corporation in the TW Merger, and (ii) Georgia Subsidiary will be merged into Turner (the "Turner Merger", and together with the TW Merger, the "Mergers"), with Turner as the surviving corporation in the Turner Merger. As a result of the Mergers, Time Warner and Turner will each become wholly owned subsidiaries of New Time Warner.

The Merger Agreement provides, among other things, that at the effective time of the Mergers, (i) each issued and outstanding share of common stock, par value $.01 per share, of Time Warner ("Time Warner Common Stock") will be converted into one share of common stock, par value $1.00 per share, of New Time Warner ("New Time Warner Common Stock"); (ii) each issued and outstanding share of the several series of preferred stock of Time Warner (the "Time Warner Preferred Stock"), other than shares of Time Warner Preferred Stock with respect to which appraisal rights are properly exercised, will be converted into one share of a substantially identical series of preferred stock of New Time Warner; (iii) each issued and outstanding share of Class A Common Stock, par value $0.0625 per share, and Class B Common Stock, par value $0.0625 per share, of Turner (collectively, the "Company Common Stock") (other than each such share owned by Turner, Time Warner and their subsidiaries and shares with respect to which appraisal rights are properly exercised) shall be converted into 0.75 of a share of New Time Warner Common Stock; and (iv) each issued and outstanding share of Class C Convertible Preferred Stock, par value $0.125 per share ("Class C Preferred Stock"), of Turner (other than each such share

                                                        MORGAN STANLEY

Time Warner, Inc.
August 8, 1996
Page 2



owned by Turner, Time Warner and their subsidiaries and shares with respect to which appraisal rights are properly exercised) shall be converted into 4.8 shares of New Time Warner Common Stock (the ratios of conversion of the Company Common Stock and the Series C Preferred Stock into New Time Warner Common Stock are referred to together as the "Exchange Ratio"). The terms and conditions of the Mergers are more fully set forth in the Merger Agreement.

We also understand Time Warner and New Time Warner propose to enter into a Second Amended and Restated LMC Agreement with Liberty Media Corporation ("LMC") and certain subsidiaries of LMC, dated as of September 22, 1995 (as so amended and restated, the "LMC Agreement"), pursuant to which, at the effective time of the Mergers, New Time Warner and LMC will enter into an agreement in the form of Exhibit D to the LMC Agreement (the "SSSI Agreement") providing for (i) the grant to New Time Warner of an option (the "Option") to cause the effectiveness of the Distribution Contract between New Time Warner and Southern Satellite Systems, Inc. ("SSSI"), in the form of Exhibit 1 to the SSSI Agreement (the "Distribution Contract") and (ii) certain non-competition agreements of LMC on behalf of itself and its affiliates (the "Non-Competition Arrangements"). The SSSI Agreement provides, among other things, that (A) as consideration for the granting of the Option, New Time Warner shall issue and deliver to SSSI 4,166,667 fully paid and nonassessable shares of the Series LMCN-V Common Stock of New Time Warner with terms as provided in Exhibit A to the LMC Agreement (the "LMCN-V Common Stock") and (B) as consideration for the entering into of the Non-Competition Arrangements, New Time Warner shall issue and deliver to LMC (or its designee) (x) 833,333 fully paid and nonassessable shares of LMCN-V Common Stock and (y) $66,666,700 payable, at the option of New Time Warner, in cash or a number of fully paid and nonassessable shares of LMCN-V Common Stock determined pursuant to a formula set forth in the SSSI Agreement (collectively, the "SSSI Agreement Consideration").

In connection with the Merger Agreement, you have asked for an opinion concerning the fairness from a financial point of view to New Time Warner and its subsidiary, Time Warner, of the Exchange Ratio and the SSSI Agreement Consideration, taken together.

In connection with our opinion set forth herein, we have, among other things:

(i) reviewed the publicly available consolidated financial statements of Time Warner for certain recent fiscal years and interim periods for the current fiscal year, and certain other relevant financial and operating data of Time Warner from certain published sources, as well as certain information made available to us by Time Warner, including information derived from discussions with Time Warner senior management; conducted due diligence discussions with Time Warner senior management to update and supplement our knowledge of Time Warner; and reviewed agreements identified

                                                           MORGAN STANLEY

Time Warner Inc.
August 8, 1996
Page 3

       to us as being entered into contemporaneously with the Merger Agreement and discussed with Time Warner senior management their views regarding future business, financial and operating benefits arising from the Mergers and such agreements including such benefits from the possible exercise of the Option;

(ii) reviewed the publicly available consolidated financial statements of Turner for certain recent fiscal years and interim periods for the current fiscal year, and certain other relevant financial and operating data of Turner from certain published sources, as well as certain limited information made available to us by Turner, including information derived from discussions with Turner senior management; and conducted due diligence discussions with senior management of Turner;

(iii) analyzed the estimated pro forma financial impact of the Mergers, including the impact on Time Warner's consolidated capitalization and financial ratios;

(iv) reviewed the respective historical market prices and trading values of Time Warner Common Stock and Company Common Stock;

(v) analyzed published information regarding certain relevant companies and their equity securities and compared the financial performance of Turner and the prices and trading activity of Company Common Stock with those other companies and their equity securities;

(vi) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

(vii) reviewed certain financial projections prepared by the management of Time Warner and certain limited financial information prepared by the management of Turner;

(viii) participated in certain discussions among representatives of Turner and Time Warner and their financial and legal advisors;

(ix) reviewed the executed Amended and Restated Merger Agreement and drafts of each of Amendment No. 1 and the SSSI Agreement in the forms identified by Time Warner as those to be entered into by the parties; and


(x) performed such other analyses and examinations as we have deemed appropriate.

In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on its being complete and accurate in all material respects. With respect to the financial projections supplied to us by

                                                      MORGAN STANLEY

Time Warner Inc.
August 8, 1996
Page 4

Time Warner, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Time Warner senior management of the future competitive, operating and regulatory environments and related financial performance of Time Warner. We were advised by senior management of Turner that they do not normally prepare detailed financial projections or detailed long-range financial forecasts, and no such detailed financial projections or detailed long-range financial forecasts of Turner were furnished to us. However, we were provided with limited financial forecasts and financial targets prepared by Turner management and were orally provided with the views of Turner management as to expected results of operations of Turner over certain limited periods, all of which we also assumed were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Turner senior management of the future competitive, operating and regulatory environments and related financial performance of Turner. Furthermore, we have not assumed responsibility for conducting a physical inspection of the properties or facilities of Time Warner or Turner or for making or obtaining any independent valuation or appraisal of the assets or liabilities of Time Warner or Turner, nor have we been furnished with any such valuations or appraisals. We note that the Mergers are intended to qualify as reorganizations within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and/or as exchanges under section 351 of the Code. We have assumed with your consent that (i) the Mergers will so qualify, (ii) the transactions described in the Merger Agreement will be consummated on the terms set forth therein, (iii) the executed versions of Amendment No. 1 and the SSSI Agreement will not differ in any material respect from the last drafts we have reviewed and (iv) if the Option is exercised, the exercise thereof will be consummated on the terms set forth therein. We express no opinion with respect to the effect, if any, upon New Time Warner, Time
Warner or Turner of the potential exercise of appraisal rights by holders of Time Warner Preferred Stock under Section 262 of the General Corporation Law of the State of Delaware or by holders of Company Common Stock or Class C Preferred Stock under Article 13 of the Georgia Business Corporation Code, as provided in the Merger Agreement. Our opinion is necessarily based on economic, market and other conditions and circumstances as they exist and can be evaluated on, and the information made available to us as of, the date hereof.

We have acted as financial advisor to the Board of Directors of Time Warner in connection with the transaction described in this letter and we will receive a fee for our services. Morgan Stanley & Co. Incorporated and its affiliates in the past have provided financial advisory and financing services to Time Warner and have received fees for rendering these services.

It is understood that this letter is for the information of the Board of Directors of Time Warner and, except for inclusion of this letter in its entirety in a proxy statement-prospectus of Time Warner relating to the issuance of New Time Warner Common Stock in the

                                                                  MORGAN STANLEY

Time Warner Inc.
August 8, 1996
Page 5


Mergers, may not be used or quoted for any other purpose without our prior written consent. In addition, we express no opinion or recommendation to any shareholder as to how such shareholder should vote at the shareholders' meetings to be held in connection with the Mergers.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Exchange Ratio and the SSSI Agreement Consideration, taken together, are fair from a financial point of view to New Time Warner and its subsidiary, Time Warner.

                                   Very truly yours,

                                   MORGAN STANLEY & CO. INCORPORATED

                                                                    APPENDIX C-2

           [LETTERHEAD OF CS FIRST BOSTON CORPORATION APPEARS HERE]




August 8, 1996



Board of Directors
Turner Broadcasting System, Inc.
One CNN Center
Box 105366
Atlanta, Georgia 30348-5366


Members of the Board:

You have asked us to advise you with respect to the fairness to the shareholders of Turner Broadcasting System, Inc. ("TBS"), other than Time Warner Inc. and its affiliates ("Time Warner"), from a financial point of view of the consideration to be received by such shareholders pursuant to the terms of the Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995, as amended by Amendment No. 1 dated as of August 8, 1996 (the "Merger Agreement"), among TBS, Time Warner, TW Inc., a wholly owned subsidiary of Time Warner ("New Time Warner"), Time Warner Acquisition Corp., a wholly owned subsidiary of New Time Warner ("TW Merger Corp."), and TW Acquisition Corp., a wholly owned subsidiary of New Time Warner ("TBS Merger Corp."). The Merger Agreement provides for, among other things, the merger of TBS Merger Corp. into TBS (the "TBS Merger") and the merger of TW Merger Corp. into Time Warner (the "Time Warner Merger" and, together with the TBS Merger, the "Mergers"). As a result of the Mergers, TBS and Time Warner will each become a wholly owned subsidiary of New Time Warner. As a result of the TBS Merger, (i) each outstanding share of Class A Common Stock, par value $0.0625 per share, and Class B Common Stock, par value $0.0625 per share, of TBS will be converted into the right to receive 0.75 of a share of the common stock, par value $.01 per share, of New Time Warner (the "New Time Warner Common Stock") and (ii) each outstanding share of Class C Convertible Preferred Stock, par value $0.125 per share, of TBS (which is currently convertible into six shares of Class B Common Stock at the option of the holder) will be converted into the right to receive 4.80 shares of New Time Warner Common Stock. As a result of the Time Warner Merger, (a) each outstanding share of Common Stock, par value $1.00 per share, of Time Warner will be converted into one share of New Warner Common Stock and (b) each outstanding share of each series of Preferred Stock, par value $1.00 per share, of Time Warner will be converted into one share of a substantially identical series of preferred stock of New Time Warner.

In arriving at our opinion, we have reviewed certain publicly available business and financial information relating to TBS and Time Warner. We also have reviewed certain other information, including financial forecasts, provided to us by TBS and Time Warner, and have met with the respective managements of TBS and Time Warner for due diligence discussions concerning the businesses and prospects of TBS and Time Warner. In arriving at our opinion, we also have reviewed the Merger Agreement as originally executed on September 22, 1995 and amended on November 21, 1995 and drafts of Amendment No. 1 to the Merger Agreement and certain related documents, including certain agreements involving Tele-Communications, Inc. and certain of its affiliates. We have assumed for purposes of our opinion that the final terms of documents reviewed by us in draft form will not vary materially from the drafts reviewed by us and that the terms of any additional

Board of Directors
Turner Broadcasting System, Inc.
August 8, 1996
Page 2

documents that may be agreed to other than those reviewed by us will not materially affect our analyses.

We have also considered certain financial and stock market data of TBS and Time Warner, and we have compared that data with similar data for other publicly held companies in businesses similar to those of TBS and Time Warner, and we have considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have recently been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic, regulatory and market criteria which we deemed relevant.

In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on its being complete and accurate in all material respects. With respect to the financial forecasts, we have assumed that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of TBS and Time Warner as to the future financial performance of TBS and Time Warner. In addition, we have not made an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of TBS or Time Warner, nor have we been furnished with such evaluations or appraisals. Our opinion is necessarily based upon information available to us and financial, economic, market, regulatory and other conditions as they exist and can be evaluated on the date hereof. We are not expressing any opinion as to what the value of New Time Warner Common Stock actually will be when issued pursuant to the Mergers or the prices at which such New Time Warner Common Stock will trade subsequent to the consummation of the Mergers. We were not requested to, and did not, solicit third party indications of interest in acquiring all or any part of TBS.

We have acted as financial advisor to TBS in connection with the TBS Merger and will receive a fee for our services in connection with the delivery of this opinion. In the ordinary course of our business, CS First Boston and its affiliates may actively trade the debt and equity securities of both TBS and Time Warner for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. CS First Boston has previously provided investment banking and financial advisory services to TBS, Time Warner and certain shareholders of TBS and Time Warner in connection with a number of transactions, including debt and equity financings and merger and acquisition activities.

It is understood that this letter is for the information of the Board of Directors of TBS in connection with its evaluation of the TBS Merger, does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Mergers, and is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus or proxy statement, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without CS First Boston's prior written consent.

Board of Directors
Turner Broadcasting System, Inc.
August 8, 1996
Page 3


Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be received by the shareholders of TBS in the TBS Merger is fair to such shareholders (other than Time Warner and its affiliates) from a financial point of view.

Very truly yours,

CS FIRST BOSTON CORPORATION

                                                        APPENDIX C-3

                  [LETTERHEAD OF MERRILL LYNCH APPEARS HERE]


                                                        August 8, 1996

Board of Directors of
Turner Broadcasting System, Inc.
One CNN Center
Atlanta, GA  30303

Gentlemen and Madame:

        Turner Broadcasting System, Inc. (the "Company"), Time Warner Inc. ("Acquiror" or "Time Warner"), TW Inc., a wholly owned subsidiary of Time Warner ("New Time Warner"), TW Acquisition Corp., a wholly owned subsidiary of New Time Warner, and Time Warner Acquisition Corp., a wholly owned subsidiary of New
Time Warner, have entered into an Amended and Restated Agreement and Plan of Merger, dated as of September 22, 1995, as amended by Amendment No. 1 dated as of August 8, 1996 (as so amended, the "Merger Agreement") providing for (i) the merger of TW Acquisition Corp. into the Company and (ii) the merger of Time Warner Acquisition Corp. into Time Warner (the mergers collectively referred to as the "Merger"), with the result that the Company and Time Warner will each become a wholly owned subsidiary of New Time Warner. In connection with the Merger (i) each share of Class A Common Stock and each share of Class B Common Stock of the Company will be converted into .75 shares of Common Stock of New Time Warner and (ii) each share of Class C Convertible Preferred Stock ("Class C Preferred Stock") of the Company will be converted into 4.8 shares of Common Stock of New Time Warner. In order to obtain the support of Tele-Communications, Inc. and its affiliates ("TCI") to the Merger, the Company and the Acquiror and their respective affiliates entered into certain arrangements with TCI (the "Prior TCI Arrangements"). In accordance with the terms of the Agreement Containing Consent Order, draft dated August 7, 1996 among the Company, Time Warner, TCI, Liberty Media Corporation and the Federal Trade Commission (the "Consent Order"), we have been advised by the Company that certain of the Prior TCI Arrangements require modification and that, in connection with the Merger, the Company and the Acquiror and their respective affiliates propose to enter into the agreements set forth on Schedule A with TCI (together with the Stock Purchase Agreement dated as of September 22, 1995 between the Company and LMC Southeast Sports, Inc. and the Option Agreement, dated as of September 22, 1995 between Time Warner and Liberty Media Corporation, the "Agreements"). The Agreements provide for, among other things, certain arrangements between the Company, the Acquiror and their respective affiliates, on the one hand, and TCI, on the other hand (the "TCI Arrangements"). For purposes of our opinion, we have included the consideration that TCI is to receive in the Merger for its shares of Class C Preferred Stock as part of the TCI Arrangements.

        You have asked us whether, in our opinion, (i) the consideration to be received by shareholders of the Company (other than TCI and the Acquiror) pursuant to the Merger is fair to such holders from a financial point of view and (ii) in the context of the governance arrangements relating to the Company's ability to consummate the Merger, the financial terms of the TCI Arrangements are fair from a financial point of view to the Company and its shareholders (other than TCI and the Acquiror).

[LOGO OF MERRILL LYNCH APPEARS HERE]

      In arriving at the opinion set forth below, we have:

      (1) Reviewed the Company's Annual Reports, Forms 10-K and related financial information for the five fiscal years ended December 31, 1995 and the Company's Forms 10-Q and the related unaudited financial information for the quarterly periods ended March 31, 1996 and June 30, 1996;

      (2) Reviewed the Acquiror's Annual Reports, Forms 10-K and related financial information for the five fiscal years ended December 31, 1995 and the Acquiror's Form 10-Q and the related unaudited financial information for the quarterly period ended March 31, 1996;

      (3) Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets and prospects of the Company and SportSouth Network, Ltd.("SportSouth") furnished to us by the Company;

      (4) Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets and prospects of the Sunshine Network ("Sunshine") furnished to us by the Acquiror;

      (5) Reviewed certain publicly available information relating to the business, earnings, cash flow, assets and prospects of the Acquiror;

      (6) Conducted due diligence discussions with members of senior management of the Company concerning its business and prospects, conducted due diligence discussions with members of senior management of the Acquiror concerning its business and prospects, and conducted due diligence discussions with members of senior management of the Company, the Acquiror and TCI concerning the TCI Arrangements;

      (7) Reviewed the historical market prices and trading activity for the shares of publicly traded capital stock of the Company and the shares of Common Stock of the Acquiror and compared them with that of certain publicly traded companies which we deemed to be reasonably similar to the Company and the Acquiror, respectively;

      (8) Compared the results of operations of the Company and the Acquiror with that of certain companies which we deemed to be reasonably similar to the Company and the Acquiror, respectively;

      (9) Compared the proposed financial terms of the transactions contemplated by the Merger Agreement with the financial terms of certain other mergers and acquisitions which we deemed to be relevant;

      (10) Compared the proposed financial terms of the proposed transactions involving SportSouth and Sunshine with the financial terms of certain other transactions which we deemed to be relevant;

      (11) Reviewed the financial terms of a limited number of transactions in which controlling shareholders or persons having the right to consent to, or effective veto power over, a transaction received different consideration than other shareholders;

      (12) Reviewed the financial terms of a limited number of transactions in which an issuer of securities sold a non-controlling interest in the issuer to a strategic acquiror;

      (13) Reviewed the TCI Arrangements and the Agreements, and with respect thereto (a) prepared analyses based upon assumptions provided by the Company and the Acquiror and (b) analyzed from a financial point of view the impact of the TCI Arrangements on the Company and the Acquiror and discussed our analyses with members of senior management of the Company who advised us that our analyses were reasonable;

[LOGO OF MERRILL LYNCH APPEARS HERE]

   (14) Reviewed the Merger Agreement and a draft proxy statement relating to the Merger (the "Proxy Statement");

   (15) Reviewed the Consent Order; and

   (16) Reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as we deemed necessary.

   In preparing our opinion, we have relied on the accuracy and completeness of all information supplied or otherwise made available to us by the Company and the Acquiror, and we have not independently verified such information or undertaken an independent appraisal of the assets or liabilities of the Company or the Acquiror. With respect to the financial forecasts furnished by the Company, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's management as to the expected future financial performance of the Company or SportSouth, as the case may be. With respect to the financial forecasts furnished by the Acquiror relating to Sunshine, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Acquiror's management as to the expected future financial performance of Sunshine for the period covered by the forecasts. We have also assumed, based on advice of the Company, that the Merger cannot be consummated without the support of TCI and that TCI would not support the Merger unless the TCI Arrangements are entered into and effected. We have further assumed (i) that all current and future payments to be made by New Time Warner or its affiliates to TCI under the Agreements set forth on Schedule B hereto will be tax-deductible to New Time Warner and (ii) that neither New Time Warner nor any of its affiliates will be required to make any payment to TCI under any tax indemnities or similar provisions contained in the Agreements. Additionally, we have assumed, based on the advice of the Company, that the rebates to TCI, under a new program service agreement, commence and terminate at specified dates in the case of a particular program service and that the terms of the pay-per-view output arrangement among New Line, certain other subsidiaries of the Company and certain affiliates of TCI are customary for an arrangement of that type and reflect market terms and conditions. We are not expressing any opinion as to what the value of Common Stock of New Time Warner actually will be when issued to the shareholders of the Company pursuant to the Merger or the prices at which such Common Stock will trade subsequent to the Merger. You have also advised us that the Merger Agreement, the Agreements and the TCI Arrangements are the only agreements and arrangements between the Company, the Acquiror and their respective affiliates, on the one hand, and TCI, on the other hand, in connection with the Merger Agreement and the Merger. We have assumed for purposes of our opinion that the final terms of Amendment No. 1 and the Agreements set forth on Schedule A will not vary from the drafts reviewed by us, and that the terms of any additional documents that may be agreed to other than those reviewed by us will not affect our analyses.

   In connection with the preparation of this opinion, we have not been authorized by the Company or the Board of Directors to solicit, nor have we solicited, third party indications of interest for the acquisition of all or any part of the Company.

[MERRILL LYNCH LOGO APPEARS HERE]

     We have in the past provided (and may in the future provide) financial advisory and/or financing services to the Company, the Acquiror and TCI and have received fees for the rendering of such services. Specifically, since January 1, 1989, we have received fees of approximately $18 million, $122 million and $50 million from the Company, the Acquiror and TCI, respectively. In addition, we provided financial advisory services to TCI in connection with its August 1996 acquisition of Viacom Inc.'s cable systems business and we have been retained by TCI to provide it with financial advisory services in connection with its spin-off of TCI Satellite Entertainment, Inc., in each case for which we expect to receive customary compensation. Moreover, an affiliate of ours is currently providing commercial lending services to Mr. Turner for which it receives customary compensation.

     It is understood that this letter is for the information of the Board of Directors of the Company in connection with its evaluation of the Merger, does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Merger, and is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus or proxy statement, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without the prior written consent of Merrill Lynch.

     On the basis of, and subject to the foregoing, we are of the opinion that, as of the date hereof, (i) the consideration to be received by shareholders of the Company (other than TCI and the Acquiror) pursuant to the Merger is fair to such holders from a financial point of view and (ii) in the context of the governance arrangements relating to the Company's ability to consummate the Merger, the financial terms of the TCI Arrangements are fair from a financial point of view to the Company and its shareholders (other than TCI and the Acquiror).

                                           Very truly yours,

                                           MERRILL LYNCH, PIERCE, FENNER &
                                           SMITH INCORPORATED

[MERRILL LYNCH LOGO APPEARS HERE]

                                  Schedule A
                                  ----------

SSSI Agreement, dated as of August ___, 1996 among TW Inc., Liberty Media Corporation and Southern Satellite Systems, Inc. (Draft Dated August 5, 1996)

Distribution Contract, dated as of August ___, 1996 between TW Inc. and Southern Satellite Systems, Inc. (Draft Dated August 5, 1996)

Second Amended and Restated LMC Agreement, dated as of September 22, 1995 among Time Warner Inc., Liberty Media Corporation and certain subsidiaries of Liberty Media Corporation. (Draft Dated August 6, 1996)

Rebate Arrangement with TCI as described to us by TBS senior management on August 8, 1996

Pay-Per-View Output Arrangement with TCI as described to us by TBS and New Line senior management on August 8, 1996

[MERRILL LYNCH LOGO APPEARS HERE]



                                  Schedule B
                                  ----------

SSSI Agreement, dated as of August __, 1996 among TW Inc., Liberty Media Corporation and Southern Satellite Systems, Inc. (Draft Dated August 5, 1996)

Distribution Contract, dated as of August __, 1996 between TW Inc. and Southern Satellite Systems, Inc. (Draft Dated August 5, 1996)

                                                                   APPENDIX D-1

               GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

(S)262 APPRAISAL RIGHTS.

  (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to (S)228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

  (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to (S)251 (other than a merger effected pursuant to subsection (g) of (S)251), 252, 254, 257, 258, 263 or 264 of this title:

    (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsection (f) of (S)251 of this title.

    (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to
  (S)(S)251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

      a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

      b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

      c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

      d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

    (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under (S)253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

  (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

  (d) Appraisal rights shall be perfected as follows:

    (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

    (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Any stockholder entitled to appraisal rights may, within twenty days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
  (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only to be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to recieve such notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given; provided that, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the next day preceding the day on which the notice is given.

  (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise

                                     D1-2
entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

  (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

  (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

  (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

  (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

                                     D1-3

  (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

  (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

  (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                     D1-4

                                                                   APPENDIX D-2

              BUSINESS CORPORATIONS CODE OF THE STATE OF GEORGIA

                                  ARTICLE 13

                              DISSENTERS' RIGHTS

                                    PART 1

                RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

14-2-1301. DEFINITIONS.

  As used in this article, the term:

    (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

    (2) "Corporate action" means the transaction or other action by the corporation that creates dissenters' rights under Code Section 14-2-1302.

    (3) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

    (4) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Code Section 14-2-1302 and who exercises that right when and in the manner required by Code Sections 14-2-1320 through 14-2-1327.

    (5) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

    (6) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances.

    (7) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

    (8) "Shareholder" means the record shareholder or the beneficial shareholder.

14-2-1302. RIGHT TO DISSENT.

  (a) A record shareholder of the corporation is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

    (1) Consummation of a plan of merger to which the corporation is a party:

      (A) If approval of the shareholders of the corporation is required for the merger by Code Section 14-2-1103 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

      (B) If the corporation is a subsidiary that is merged with its parent under Code Section 14-2-1104;

    (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

    (3) Consummation of a sale or exchange of all or substantially all of the property of the corporation if a shareholder vote is required on the sale or exchange pursuant to Code Section 14-2-1202, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

    (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

      (A) Alters or abolishes a preferential right of the shares;

      (B) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

      (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

      (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights;

      (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Code Section 14-2-604; or

      (F) Cancels, redeems, or repurchases all or part of the shares of the class; or

    (5) Any corporate action taken pursuant to a shareholder vote to the extent that Article 9 of this chapter, the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

  (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the corporate action fails to comply with procedural requirements of this chapter or the articles of incorporation or bylaws of the corporation or the vote required to obtain approval of the corporate action was obtained by fraudulent and deceptive means, regardless of whether the shareholder has exercised dissenter's rights.

  (c) Notwithstanding any other provision of this article, there shall be no right of dissent in favor of the holder of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at a meeting at which a plan of merger or share exchange or a sale or exchange of property or an amendment of the articles of incorporation is to be acted on, were either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless:

    (1) In the case of a plan of merger or share exchange, the holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for scrip or cash payments in lieu of fractional shares; or

    (2) The articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise.

14-2-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

  A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this Code section are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

                                     D2-2

                                    PART 2

                 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

14-2-1320. NOTICE OF DISSENTERS' RIGHTS.

  (a) If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

  (b) If corporate action creating dissenters' rights under Code Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Code Section 14-2-1322 no later than ten days after the corporate action was taken.

14-2-1321. NOTICE OF INTENT TO DEMAND PAYMENT.

  (a) If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, a record shareholder who wishes to assert dissenters' rights:

    (1) Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

    (2) Must not vote his shares in favor of the proposed action.

  (b) A record shareholder who does not satisfy the requirements of subsection
(a) of this Code section is not entitled to payment for his shares under this article.

14-2-1322. DISSENTERS' NOTICE.

  (a) If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.

  (b) The dissenters' notice must be sent no later than ten days after the corporate action was taken and must:

    (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

    (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

    (3) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and

    (4) Be accompanied by a copy of this article.

14-2-1323. DUTY TO DEMAND PAYMENT.

  (a) A record shareholder sent a dissenters' notice described in Code Section 14-2-1322 must demand payment and deposit his certificates in accordance with the terms of the notice.

  (b) A record shareholder who demands payment and deposits his shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

  (c) A record shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

                                     D2-3

14-2-1324. SHARE RESTRICTIONS.

  (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code Section 14-2-1326.

  (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

14-2-1325. OFFER OF PAYMENT.

  (a) Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall by notice to each dissenter who complied with Code Section 14-2-1323 offer to pay to such dissenter the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

  (b) The offer of payment must be accompanied by:

    (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

    (2) A statement of the corporation's estimate of the fair value of the shares;

    (3) An explanation of how the interest was calculated;

    (4) A statement of the dissenter's right to demand payment under Code
  Section 14-2-1327; and

    (5) A copy of this article.

  (c) If the shareholder accepts the corporation's offer by written notice to the corporation within 30 days after the corporation's offer or is deemed to have accepted such offer by failure to respond within said 30 days, payment for his or her shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later.

14-2-1326. FAILURE TO TAKE ACTION.

  (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

  (b) If, after returning deposited certificates and releasing transfer restrictions the corporation takes the proposed action, it must send a new dissenters' notice under Code Section 14-2-1322 and repeat the payment demand procedure.

14-2-1327. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

  (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate of the fair value of his shares and interest due, if:

    (1) The dissenter believes that the amount offered under Code Section 14-2-1325 is less than the fair value of his shares or that the interest due is incorrectly calculated; or

    (2) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

  (b) A dissenter waives his or her right to demand payment under this Code section and is deemed to have accepted the corporation's offer unless he or she notifies the corporation of his or her demand in writing under

                                     D2-4
subsection (a) of this Code section within 30 days after the corporation offered payment for his or her shares, as provided in Code Section 14-2-1325.

  (c) If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:

    (1) The shareholder may demand the information required under subsection
  (b) of Code Section 14-2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and

    (2) The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his own estimate of the fair value of his shares and the amount of interest due and demand payment of his estimate of the fair value of his shares and interest due.

                                    PART 3

                         JUDICIAL APPRAISAL OF SHARES

14-2-1330. COURT ACTION.

  (a) If a demand for payment under Code Section 14-2-1327 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

  (b) The corporation shall commence the proceeding, which shall be a nonjury equitable valuation proceeding, in the superior court of the county where a corporation's registered office is located. If the surviving corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

  (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in the proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint, and upon each nonresident dissenting shareholder either by registered or certified mail or by publication, or in any other manner permitted by law.

  (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this Code section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. Except as otherwise provided in this chapter, Chapter 11 of Title 9, known as the "Georgia Civil Practice Act," applies to any proceeding with respect to dissenters' rights under this chapter.

  (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount which the court finds to be the fair value of his shares, plus interest to the date of judgment.

14-2-1331. COURT COSTS AND COUNSEL FEES.

  (a) The court in an appraisal proceeding commenced under Code Section 14-2-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Code Section 14-2-1327.

                                     D2-5

  (b) The court may also assess the fees and expenses of attorneys and experts for the respective parties, in amounts the court finds equitable:

    (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Code Sections 14-2-1320 through 14-2-1327; or

    (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

  (c) If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

14-2-1332. LIMITATION OF ACTIONS.

  No action by any dissenter to enforce dissenters' rights shall be brought more than three years after the corporate action was taken, regardless of whether notice of the corporate action and of the right to dissent was given by the corporation in compliance with the provisions of Code Section 14-2-1320 and Code Section 14-2-1322.

                                     D2-6

- --------------------------------------------------------------------------------


                        TURNER BROADCASTING SYSTEM, INC.

                           CLASS A COMMON STOCK PROXY
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 10, 1996

  The undersigned hereby appoints R. E. TURNER, STEVEN W. KORN, and WAYNE H. PACE, and each of them, proxies with full power of substitution, to represent and to vote as set forth herein all the shares of Class A Common Stock of Turner Broadcasting System, Inc. ("TBS") held of record by the undersigned at the close of business on August 26, 1996, at the Special Meeting of Shareholders to be held at the Time & Life Building, 1271 Avenue of the Americas, New York, New York 10020, commencing at 2:00 p.m., local time, on Thursday, October 10, 1996, and any adjournment or postponement thereof.

1. Proposal to approve an Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995, as amended, among Time Warner Inc., TBS, TW Inc., Time Warner Acquisition Corp. and TW Acquisition Corp.

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote as described in the Joint Proxy Statement/Prospectus and upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

PLEASE SIGN EXACTLY AS NAME APPEARS    PLEASE COMPLETE, SIGN, DATE AND RETURN
ON STOCK CERTIFICATE                   THIS PROXY CARD PROMPTLY USING THE
                                       ENCLOSED ENVELOPE.

                                       If stock is held in the name of two or
                                       more persons, all must sign. When sign-
                                       ing as attorney, executor, administra-
                                       tor, trustee, or guardian, please give
                                       full title as such. If a corporation,
                                       please sign in full corporate name by
                                       President or other authorized officer.
                                       If a partnership, please sign in part-
                                       nership name by authorized person.

                                       Dated:
                                              ---------------------------------

                                       ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Signature If Held Jointly

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                        TURNER BROADCASTING SYSTEM, INC.

                           CLASS B COMMON STOCK PROXY
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 10, 1996

  The undersigned hereby appoints R. E. TURNER, STEVEN W. KORN, and WAYNE H. PACE, and each of them, proxies with full power of substitution, to represent and to vote as set forth herein all the shares of Class B Common Stock of Turner Broadcasting System, Inc. ("TBS") held of record by the undersigned at the close of business on August 26, 1996, at the Special Meeting of Shareholders to be held at the Time & Life Building, 1271 Avenue of the Americas, New York, New York 10020, commencing at 2:00 p.m., local time, on Thursday, October 10, 1996, and any adjournment or postponement thereof.

1. Proposal to approve an Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995, as amended, among Time Warner Inc., TBS, TW Inc., Time Warner Acquisition Corp. and TW Acquisition Corp.

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
2. In their discretion, the proxies are authorized to vote as described in the Joint Proxy Statement/Prospectus and upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

PLEASE SIGN EXACTLY AS NAME APPEARS
ON STOCK CERTIFICATE

                                       PLEASE COMPLETE, SIGN, DATE AND RETURN
                                       THIS PROXY CARD PROMPTLY USING THE
                                       ENCLOSED ENVELOPE.

                                       If stock is held in the name of two or
                                       more persons, all must sign. When sign-
                                       ing as attorney, executor, administra-
                                       tor, trustee, or guardian, please give
                                       full title as such. If a corporation,
                                       please sign in full corporate name by
                                       President or other authorized officer.
                                       If a partnership, please sign in part-
                                       nership name by authorized person.

                                       Dated: _________________________________

                                       ________________________________________
                                       Signature

                                       ________________________________________
                                       Signature If Held Jointly

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                        TURNER BROADCASTING SYSTEM, INC.

                   CLASS C CONVERTIBLE PREFERRED STOCK PROXY
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 10, 1996

  The undersigned hereby appoints R. E. TURNER, STEVEN W. KORN, and WAYNE H. PACE, and each of them, proxies with full power of substitution, to represent and to vote as set forth herein all the shares of Class C Convertible Preferred Stock of Turner Broadcasting System, Inc. ("TBS") held of record by the undersigned at the close of business on August 26, 1996, at the Special Meeting of Shareholders to be held at the Time & Life Building, 1271 Avenue of the Americas, New York, New York 10020, commencing at 2:00 p.m., local time, on Thursday, October 10, 1996, and any adjournment or postponement thereof.

1. Proposal to approve an Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995, as amended, among Time Warner Inc., TBS, TW Inc., Time Warner Acquisition Corp. and TW Acquisition Corp.

                       [_] FOR  [_] AGAINST  [_] ABSTAIN

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
2. In their discretion, the proxies are authorized to vote as described in the Joint Proxy Statement/Prospectus and upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

PLEASE SIGN EXACTLY AS NAME APPEARS
ON STOCK CERTIFICATE

                                       PLEASE COMPLETE, SIGN, DATE AND RETURN
                                       THIS PROXY CARD PROMPTLY USING THE
                                       ENCLOSED ENVELOPE.

                                       If stock is held in the name of two or
                                       more persons, all must sign. When sign-
                                       ing as attorney, executor, administra-
                                       tor, trustee, or guardian, please give
                                       full title as such. If a corporation,
                                       please sign in full corporate name by
                                       President or other authorized officer.
                                       If a partnership, please sign in part-
                                       nership name by authorized person.

                                       Dated: _________________________________

                                       ________________________________________
                                       Signature

                                       ________________________________________
                                       Signature If Held Jointly
- --------------------------------------------------------------------------------